UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

 (Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Rydex Series Funds
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2017

Rydex Funds Semi-Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	10
BASIC MATERIALS FUND	17
BIOTECHNOLOGY FUND	25
CONSUMER PRODUCTS FUND	32
ELECTRONICS FUND	41
ENERGY FUND	48
ENERGY SERVICES FUND	57
FINANCIAL SERVICES FUND	64
HEALTH CARE FUND	75
INTERNET FUND	83
LEISURE FUND	91
PRECIOUS METALS FUND	99
REAL ESTATE FUND	106
RETAILING FUND	114
TECHNOLOGY FUND	121
TELECOMMUNICATIONS FUND	130
TRANSPORTATION FUND	137
UTILITIES FUND	144
NOTES TO FINANCIAL STATEMENTS	152
OTHER INFORMATION	162
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	165
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	169

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2017

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semiannual shareholder report for 18 of our sector funds (the “Fund” or “Funds”). This report covers performance for the six-month period ended September 30, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
October 31, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the fund’s holdings in issuers of the same or similar offerings. These funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2017

Over the past few months, the equity markets have faced massive hurricanes in the South, rising tensions with North Korea and ongoing uncertainty surrounding domestic policy. Despite it all, the major stock indices continue to trade at or near record levels. The market’s resiliency seems to underscore that, at the end of the day, it’s fundamentals that drive equity markets and not political headlines or geopolitical tensions.

A noticeable shift in market sentiment during the third quarter led to a rotation into cyclical and small capitalization stocks. Value factors also began to outperform in September, a significant change from year-to-date performance. From a macro standpoint, the primary drivers of the value trade include rising inflationary expectations, economic growth and the prospects of tax reform.

Outside the U.S., both the European and emerging markets outperformed the Standard & Poor’s 500® (“S&P 500”) Index* on a dollar denominated basis. Renewed interest in both regions reflected attractive relative valuation and the synchronized global economic expansion.

Assuming no major geopolitical or other unforeseen shocks, we expect the U.S. economy will grow by between 2.0–2.5% in real terms in 2017 and 2018, supported by a strong labor market at home, a synchronized upswing in the global economy, and favorable financial conditions. Risks to our growth outlook are to the upside if Washington delivers on promises to cut taxes. Third quarter economic data was less distorted by the recent hurricanes than expected, and rebuilding efforts should be a positive for growth heading into 2018.

The labor market is steadily tightening, as seen in the drop in the unemployment rate to a cycle low of 4.2% in September, underscoring the robust—and unsustainable—underlying trend in hiring. Leading indicators, including hiring intentions surveys, point to further declines in the unemployment rate. Meanwhile, inflation continues to be well below the U.S. Federal Reserve’s (the “Fed”) 2% longer-run goal, with core personal consumption expenditure inflation coming in at 1.3% in September. However, inflation lags Gross Domestic Product (“GDP”) growth by about six quarters; because growth has accelerated over the past year, and the dollar has depreciated, inflation will likely move closer to 2% by the second quarter of 2018.

The firming U.S. economy, coupled with synchronized global growth and stabilization in the U.S. dollar, is likely to be supportive of the U.S. earnings environment. On the valuation front, while elevated relative to long-term averages, multiples still remain well below extreme levels. Economic and financial conditions are supportive enough for the Fed to continue to resume a quarterly pattern of rate increases in December, and to begin balance sheet normalization this year. Interest rates are expected to remain supportive of risk assets.

For the six months ended September 30, 2017, the S&P 500 returned 7.71%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 10.99%. The return of the MSCI Emerging Markets Index* was 14.66%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 2.31% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 4.19%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.47% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2017

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free-float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Discretionary Index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media, and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Staples Index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages, and tobacco and producers of nondurable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Energy Index comprises companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment, and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining, and/or transportation of oil and gas products, coal, and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Financials Index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Health Care Index encompasses two main industry groups. The first includes companies which manufacture health care equipment and supplies or provide health care-related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production, and marketing of pharmaceuticals, biotechnology, and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Industrials Index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment, and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office, and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail, and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology Index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the internet, applications, systems, databases management, and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment, and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Materials Index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products, and related packaging products, and metals, minerals, and mining companies, including producers of steel.

S&P 500® Telecommunication Services Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Telecommunications Services Index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth, and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Utilities Index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2017 and ending September 30, 2017.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund
Investor Class	1.39%	6.90%	$ 1,000.00	$ 1,069.00	$ 7.21
A-Class	1.64%	6.78%	1,000.00	1,067.80	8.50
C-Class	2.39%	6.38%	1,000.00	1,063.80	12.36
H-Class	1.64%	6.76%	1,000.00	1,067.60	8.50
Basic Materials Fund
Investor Class	1.40%	7.28%	1,000.00	1,072.80	7.27
A-Class	1.65%	7.16%	1,000.00	1,071.60	8.57
C-Class	2.40%	6.74%	1,000.00	1,067.40	12.44
H-Class	1.65%	7.13%	1,000.00	1,071.30	8.57
Biotechnology Fund
Investor Class	1.38%	16.82%	1,000.00	1,168.20	7.50
A-Class	1.63%	16.68%	1,000.00	1,166.80	8.85
C-Class	2.38%	16.25%	1,000.00	1,162.50	12.90
H-Class	1.63%	16.67%	1,000.00	1,166.70	8.85
Consumer Products Fund
Investor Class	1.39%	(0.70%)	1,000.00	993.00	6.94
A-Class	1.64%	(0.82%)	1,000.00	991.80	8.19
C-Class	2.39%	(1.19%)	1,000.00	988.10	11.91
H-Class	1.64%	(0.83%)	1,000.00	991.70	8.19
Electronics Fund
Investor Class	1.39%	12.59%	1,000.00	1,125.90	7.41
A-Class	1.64%	12.45%	1,000.00	1,124.50	8.73
C-Class	2.39%	12.03%	1,000.00	1,120.30	12.70
H-Class	1.64%	12.45%	1,000.00	1,124.50	8.73
Energy Fund
Investor Class	1.39%	(5.73%)	1,000.00	942.70	6.77
A-Class	1.64%	(5.84%)	1,000.00	941.60	7.98
C-Class	2.39%	(6.19%)	1,000.00	938.10	11.61
H-Class	1.64%	(5.85%)	1,000.00	941.50	7.98
Energy Services Fund
Investor Class	1.39%	(14.52%)	1,000.00	854.80	6.46
A-Class	1.64%	(14.61%)	1,000.00	853.90	7.62
C-Class	2.39%	(14.94%)	1,000.00	850.60	11.09
H-Class	1.64%	(14.69%)	1,000.00	853.10	7.62
Financial Services Fund
Investor Class	1.39%	7.31%	1,000.00	1,073.10	7.22
A-Class	1.64%	7.16%	1,000.00	1,071.60	8.52
C-Class	2.39%	6.77%	1,000.00	1,067.70	12.39
H-Class	1.64%	7.19%	1,000.00	1,071.90	8.52
Health Care Fund
Investor Class	1.39%	10.50%	1,000.00	1,105.00	7.33
A-Class	1.64%	10.37%	1,000.00	1,103.70	8.65
C-Class	2.39%	9.92%	1,000.00	1,099.20	12.58
H-Class	1.64%	10.32%	1,000.00	1,103.20	8.65

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.39%	15.24%	$ 1,000.00	$ 1,152.40	$ 7.50
A-Class	1.64%	15.11%	1,000.00	1,151.10	8.84
C-Class	2.39%	14.68%	1,000.00	1,146.80	12.86
H-Class	1.64%	15.11%	1,000.00	1,151.10	8.84
Leisure Fund
Investor Class	1.39%	3.51%	1,000.00	1,035.10	7.09
A-Class	1.64%	3.38%	1,000.00	1,033.80	8.36
C-Class	2.39%	2.99%	1,000.00	1,029.90	12.16
H-Class	1.64%	3.39%	1,000.00	1,033.90	8.36
Precious Metals Fund
Investor Class	1.29%	(1.64%)	1,000.00	983.60	6.41
A-Class	1.54%	(1.78%)	1,000.00	982.20	7.65
C-Class	2.29%	(2.15%)	1,000.00	978.50	11.36
H-Class	1.54%	(1.83%)	1,000.00	981.70	7.65
Real Estate Fund
A-Class	1.64%	1.97%	1,000.00	1,019.70	8.30
C-Class	2.39%	1.59%	1,000.00	1,015.90	12.08
H-Class	1.64%	1.98%	1,000.00	1,019.80	8.30
Retailing Fund
Investor Class	1.39%	1.68%	1,000.00	1,016.80	7.03
A-Class	1.64%	1.57%	1,000.00	1,015.70	8.29
C-Class	2.39%	1.23%	1,000.00	1,012.30	12.06
H-Class	1.64%	1.57%	1,000.00	1,015.70	8.29
Technology Fund
Investor Class	1.39%	13.28%	1,000.00	1,132.80	7.43
A-Class	1.64%	13.12%	1,000.00	1,131.20	8.76
C-Class	2.39%	12.72%	1,000.00	1,127.20	12.74
H-Class	1.64%	13.12%	1,000.00	1,131.20	8.76
Telecommunications Fund
Investor Class	1.40%	(0.33%)	1,000.00	996.70	7.01
A-Class	1.65%	(0.45%)	1,000.00	995.50	8.25
C-Class	2.40%	(0.82%)	1,000.00	991.80	11.98
H-Class	1.64%	(0.44%)	1,000.00	995.60	8.20
Transportation Fund
Investor Class	1.39%	11.98%	1,000.00	1,119.80	7.39
A-Class	1.64%	11.84%	1,000.00	1,118.40	8.71
C-Class	2.39%	11.41%	1,000.00	1,114.10	12.67
H-Class	1.64%	11.80%	1,000.00	1,118.00	8.71
Utilities Fund
Investor Class	1.39%	4.80%	1,000.00	1,048.00	7.14
A-Class	1.64%	4.67%	1,000.00	1,046.70	8.41
C-Class	2.39%	4.27%	1,000.00	1,042.70	12.24
H-Class	1.64%	4.67%	1,000.00	1,046.70	8.41

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund
Investor Class	1.39%	5.00%	$ 1,000.00	$ 1,018.10	$ 7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Basic Materials Fund
Investor Class	1.40%	5.00%	1,000.00	1,018.05	7.08
A-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
C-Class	2.40%	5.00%	1,000.00	1,013.04	12.11
H-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
Biotechnology Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.15	6.98
A-Class	1.63%	5.00%	1,000.00	1,016.90	8.24
C-Class	2.38%	5.00%	1,000.00	1,013.14	12.01
H-Class	1.63%	5.00%	1,000.00	1,016.90	8.24
Consumer Products Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Electronics Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Energy Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Energy Services Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Financial Services Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Health Care Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.39%	5.00%	$ 1,000.00	$ 1,018.10	$ 7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Leisure Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Precious Metals Fund
Investor Class	1.29%	5.00%	1,000.00	1,018.60	6.53
A-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
C-Class	2.29%	5.00%	1,000.00	1,013.59	11.56
H-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
Real Estate Fund
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Retailing Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Technology Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Telecommunications Fund
Investor Class	1.40%	5.00%	1,000.00	1,018.05	7.08
A-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
C-Class	2.40%	5.00%	1,000.00	1,013.04	12.11
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Transportation Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Utilities Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2017 to September 30, 2017.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
Wells Fargo & Co.	4.1%
JPMorgan Chase & Co.	4.0%
Citigroup, Inc.	4.0%
Bank of America Corp.	4.0%
U.S. Bancorp	3.1%
PNC Financial Services Group, Inc.	2.6%
Bank of New York Mellon Corp.	2.4%
Capital One Financial Corp.	2.1%
BB&T Corp.	2.1%
State Street Corp.	1.9%
Top Ten Total	30.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	6.90%	33.13%	12.64%	(0.93%)
A-Class Shares	6.78%	32.80%	12.37%	(1.21%)
A-Class Shares with sales charge‡	1.71%	26.49%	11.28%	(1.69%)
C-Class Shares	6.38%	31.82%	11.52%	(1.90%)
C-Class Shares with CDSC§	5.38%	30.82%	11.52%	(1.90%)
H-Class Shares**	6.76%	32.82%	12.25%	(1.36%)
S&P 500 Financials Index	9.71%	36.21%	17.62%	1.34%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
BANKING FUND

	Shares	Value

COMMON STOCKS† - 97.9%

Banks - 93.0%
Wells Fargo & Co.	26,254	$1,447,907
JPMorgan Chase & Co.	14,777	1,411,350
Citigroup, Inc.	19,320	1,405,337
Bank of America Corp.	55,388	1,403,532
U.S. Bancorp	19,940	1,068,585
PNC Financial Services Group, Inc.	6,628	893,256
Bank of New York Mellon Corp.	15,885	842,223
Capital One Financial Corp.	8,610	728,923
BB&T Corp.	15,292	717,806
State Street Corp.	6,768	646,615
SunTrust Banks, Inc.	10,265	613,539
M&T Bank Corp.	3,461	557,359
Fifth Third Bancorp	18,603	520,512
Northern Trust Corp.	5,552	510,395
Regions Financial Corp.	33,429	509,124
KeyCorp	26,915	506,540
Citizens Financial Group, Inc.	13,014	492,840
First Republic Bank	4,425	462,236
Huntington Bancshares, Inc.	32,025	447,069
Comerica, Inc.	5,539	422,404
Banco Bradesco S.A. ADR	35,316	390,948
Royal Bank of Canada	4,799	371,203
Deutsche Bank AG	21,430	370,310
Toronto-Dominion Bank	6,463	363,673
HSBC Holdings plc ADR	7,332	362,274
Zions Bancorporation	7,574	357,341
SVB Financial Group*	1,902	355,845
ICICI Bank Ltd. ADR	41,359	354,033
ING Groep N.V. ADR[1]	19,066	351,196
Credit Suisse Group AG ADR*	21,753	343,697
Canadian Imperial Bank of Commerce	3,916	342,728
Bank of Nova Scotia	5,285	339,561
HDFC Bank Ltd. ADR	3,446	332,091
East West Bancorp, Inc.	5,492	328,312
Bank of Montreal	4,315	326,689
Signature Bank*	2,407	308,192
Popular, Inc.	8,031	288,634
PacWest Bancorp	5,593	282,502
Western Alliance Bancorporation*	5,146	273,150
Cullen/Frost Bankers, Inc.	2,859	271,376
BOK Financial Corp.	3,038	270,625
Bank of the Ozarks	5,627	270,377
Commerce Bancshares, Inc.	4,656	268,977
Synovus Financial Corp.	5,702	262,634
Pinnacle Financial Partners, Inc.	3,741	250,460
FNB Corp.	17,821	250,029
Webster Financial Corp.	4,699	246,932
Prosperity Bancshares, Inc.	3,712	243,990
First Horizon National Corp.	12,705	243,301
Wintrust Financial Corp.	3,088	241,821
IBERIABANK Corp.	2,932	240,864
Hancock Holding Co.	4,799	232,512
Umpqua Holdings Corp.	11,917	232,501
Texas Capital Bancshares, Inc.*	2,675	229,515
First Citizens BancShares, Inc. — Class A	607	226,951
Home BancShares, Inc.	8,941	225,492
BankUnited, Inc.	6,309	224,411
United Bankshares, Inc.	5,944	220,820
UMB Financial Corp.	2,922	217,660
Bank of Hawaii Corp.	2,563	213,652
MB Financial, Inc.	4,708	211,954
Chemical Financial Corp.	4,028	210,503
Valley National Bancorp	17,447	210,236
Associated Banc-Corp.	8,660	210,005
Fulton Financial Corp.	10,868	203,775
Cathay General Bancorp	5,015	201,603
Glacier Bancorp, Inc.	5,304	200,279
First Financial Bankshares, Inc.	4,373	197,660
TCF Financial Corp.	11,359	193,557
BancorpSouth, Inc.	5,932	190,121
CVB Financial Corp.	7,768	187,753
South State Corp.	2,035	183,252
International Bancshares Corp.	4,533	181,773
Great Western Bancorp, Inc.	4,385	181,013
Old National Bancorp	9,889	180,969
Columbia Banking System, Inc.	4,203	176,988
Hope Bancorp, Inc.	9,866	174,727
First Midwest Bancorp, Inc.	7,258	169,982
Trustmark Corp.	5,113	169,343
United Community Banks, Inc.	5,825	166,246
FCB Financial Holdings, Inc. — Class A*	3,416	164,993
ServisFirst Bancshares, Inc.	4,228	164,258
Capital Bank Financial Corp. — Class A	3,968	162,886
Independent Bank Corp.	2,153	160,721
Banner Corp.	2,610	159,941
Ameris Bancorp	3,216	154,368
LegacyTexas Financial Group, Inc.	3,846	153,532
Simmons First National Corp. — Class A	2,599	150,482
Westamerica Bancorporation	2,340	139,324
Boston Private Financial Holdings, Inc.	8,130	134,552
Total Banks		32,481,627

Savings & Loans - 3.2%
People’s United Financial, Inc.	15,867	287,828
New York Community Bancorp, Inc.	21,881	282,046
Investors Bancorp, Inc.	16,727	228,156
Sterling Bancorp	8,485	209,155
Banc of California, Inc.[1]	5,558	115,329
Total Savings & Loans		1,122,514

Insurance - 0.9%
Voya Financial, Inc.	7,485	298,577

DIVERSIFIED FINANCIAL SERVICES - 0.8%
CIT Group, Inc.	5,828	285,863

Total Common Stocks
(Cost $30,297,699)		34,188,581

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
BANKING FUND

	Shares	Value

PREFERRED STOCKS† - 1.2%
Banks - 1.2%
Itau Unibanco Holding S.A. ADR	30,564	$418,727
Total Preferred Stocks
(Cost $332,892)		418,727

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.5%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$83,720	83,720
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	41,860	41,860
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	41,828	41,828
Total Repurchase Agreements
(Cost $167,408)		167,408

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.6%
First American Government Obligations Fund — Class Z, 0.89%[4]	202,481	202,481
Total Securities Lending Collateral
(Cost $202,481)		202,481

Total Investments - 100.2%
(Cost $31,000,480)		$34,977,197
Other Assets & Liabilities, net - (0.2)%		(73,596)
Total Net Assets - 100.0%		$34,903,601

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$34,188,581	$—	$—	$34,188,581
Preferred Stocks	418,727	—	—	418,727
Repurchase Agreement	—	167,408	—	167,408
Securities Lending Collateral	202,481	—	—	202,481
Total Assets	$34,809,789	$167,408	$—	$34,977,197

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $198,823 of securities loaned (cost $30,833,072)	$34,809,789
Repurchase agreements, at value (cost $167,408)	167,408
Cash	1,974
Receivables:
Fund shares sold	512,867
Dividends	42,159
Foreign taxes reclaim	4,119
Securities lending income	94
Interest	9
Total assets	35,538,419

Liabilities:
Payable for:
Securities purchased	321,519
Return of securities loaned	202,481
Fund shares redeemed	65,036
Management fees	25,255
Transfer agent and administrative fees	7,428
Distribution and service fees	5,110
Portfolio accounting fees	2,971
Miscellaneous	5,018
Total liabilities	634,818
Commitments and contingent liabilities (Note 10)	—
Net assets	$34,903,601

Net assets consist of:
Paid in capital	$44,012,629
Undistributed net investment income	385,117
Accumulated net realized loss on investments	(13,470,862)
Net unrealized appreciation on investments	3,976,717
Net assets	$34,903,601

Investor Class:
Net assets	$24,074,075
Capital shares outstanding	292,999
Net asset value per share	$82.16

A-Class:
Net assets	$4,077,841
Capital shares outstanding	54,247
Net asset value per share	$75.17
Maximum offering price per share (Net asset value divided by 95.25%)	$78.92

C-Class:
Net assets	$4,151,191
Capital shares outstanding	60,998
Net asset value per share	$68.05

H-Class:
Net assets	$2,600,494
Capital shares outstanding	35,505
Net asset value per share	$73.24

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $7,468)	482,415
Interest	804
Income from securities lending, net	1,534
Total investment income	484,753

Expenses:
Management fees	183,079
Distribution and service fees:
A-Class	5,680
C-Class	23,703
H-Class	8,447
Transfer agent and administrative fees	53,847
Registration fees	37,167
Portfolio accounting fees	21,538
Custodian fees	3,077
Trustees’ fees*	3,001
Line of credit fees	500
Miscellaneous	(2,118)
Total expenses	337,921
Net investment income	146,832

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,458,249
Net realized gain	11,458,249
Net change in unrealized appreciation (depreciation) on:
Investments	(8,558,814)
Net change in unrealized appreciation (depreciation)	(8,558,814)
Net realized and unrealized gain	2,899,435
Net increase in net assets resulting from operations	$3,046,267

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$146,832	$238,285
Net realized gain on investments	11,458,249	1,464,242
Net change in unrealized appreciation (depreciation) on investments	(8,558,814)	8,815,507
Net increase in net assets resulting from operations	3,046,267	10,518,034

Distributions to shareholders from:
Net investment income
Investor Class	—	(184,641)
A-Class	—	(30,326)
C-Class	—	(19,058)
H-Class	—	(35,023)
Total distributions to shareholders	—	(269,048)

Capital share transactions:
Proceeds from sale of shares
Investor Class	95,434,434	231,950,491
A-Class	4,138,848	12,517,711
C-Class	2,092,653	5,972,804
H-Class	204,220,706	248,740,610
Distributions reinvested
Investor Class	—	183,226
A-Class	—	20,961
C-Class	—	18,821
H-Class	—	35,011
Cost of shares redeemed
Investor Class	(113,780,855)	(205,535,966)
A-Class	(6,206,313)	(8,453,891)
C-Class	(3,820,964)	(4,560,750)
H-Class	(211,730,004)	(242,259,106)
Net increase (decrease) from capital share transactions	(29,651,495)	38,629,922
Net increase (decrease) in net assets	(26,605,228)	48,878,908

Net assets:
Beginning of period	61,508,829	12,629,921
End of period	$34,903,601	$61,508,829
Undistributed net investment income at end of period	$385,117	$238,285

Capital share activity:
Shares sold
Investor Class	1,226,476	3,510,748
A-Class	58,317	195,570
C-Class	32,688	105,363
H-Class	3,042,590	4,361,031
Shares issued from reinvestment of distributions
Investor Class	—	2,544
A-Class	—	317
C-Class	—	313
H-Class	—	544
Shares redeemed
Investor Class	(1,473,059)	(3,102,087)
A-Class	(88,344)	(128,613)
C-Class	(59,753)	(85,128)
H-Class	(3,130,505)	(4,265,233)
Net increase (decrease) in shares	(391,590)	595,369

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$76.86	$56.13	$62.71	$63.60	$52.58	$46.75
Income (loss) from investment operations:
Net investment income (loss)[b]	.33	.53	.68	.51	.54	.54
Net gain (loss) on investments (realized and unrealized)	4.97	20.51	(6.97)	(.98)	11.09	5.44
Total from investment operations	5.30	21.04	(6.29)	(.47)	11.63	5.98
Less distributions from:
Net investment income	—	(.31)	(.29)	(.42)	(.61)	(.15)
Total distributions	—	(.31)	(.29)	(.42)	(.61)	(.15)
Net asset value, end of period	$82.16	$76.86	$56.13	$62.71	$63.60	$52.58

Total Return[c]	6.90%	37.53%	(10.10%)	(0.73%)	22.17%	12.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,074	$41,473	$7,206	$43,989	$11,241	$8,915
Ratios to average net assets:
Net investment income (loss)	0.86%	0.74%	1.07%	0.82%	0.92%	1.16%
Total expenses	1.39%	1.38%	1.34%	1.34%	1.37%	1.35%
Portfolio turnover rate	612%	907%	514%	583%	481%	382%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$70.41	$51.55	$57.76	$58.75	$48.74	$43.45
Income (loss) from investment operations:
Net investment income (loss)[b]	.22	.33	.40	.26	.39	.36
Net gain (loss) on investments (realized and unrealized)	4.54	18.84	(6.32)	(.83)	10.23	5.08
Total from investment operations	4.76	19.17	(5.92)	(.57)	10.62	5.44
Less distributions from:
Net investment income	—	(.31)	(.29)	(.42)	(.61)	(.15)
Total distributions	—	(.31)	(.29)	(.42)	(.61)	(.15)
Net asset value, end of period	$75.17	$70.41	$51.55	$57.76	$58.75	$48.74

Total Return[c]	6.78%	37.21%	(10.31%)	(0.98%)	21.84%	12.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,078	$5,934	$876	$1,054	$8,305	$2,103
Ratios to average net assets:
Net investment income (loss)	0.61%	0.51%	0.69%	0.45%	0.71%	0.88%
Total expenses	1.64%	1.63%	1.59%	1.60%	1.62%	1.59%
Portfolio turnover rate	612%	907%	514%	583%	481%	382%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

BANKING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$63.98	$47.22	$53.34	$54.69	$45.74	$41.09
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.05)	.03	(.14)	(.05)	.01
Net gain (loss) on investments (realized and unrealized)	4.11	17.12	(5.86)	(.79)	9.61	4.79
Total from investment operations	4.07	17.07	(5.83)	(.93)	9.56	4.80
Less distributions from:
Net investment income	—	(.31)	(.29)	(.42)	(.61)	(.15)
Total distributions	—	(.31)	(.29)	(.42)	(.61)	(.15)
Net asset value, end of period	$68.05	$63.98	$47.22	$53.34	$54.69	$45.74

Total Return[c]	6.38%	36.18%	(10.99%)	(1.71%)	20.95%	11.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,151	$5,634	$3,188	$3,131	$4,307	$4,036
Ratios to average net assets:
Net investment income (loss)	(0.13%)	(0.09%)	0.05%	(0.26%)	(0.10%)	0.02%
Total expenses	2.39%	2.37%	2.35%	2.35%	2.37%	2.35%
Portfolio turnover rate	612%	907%	514%	583%	481%	382%

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$68.61	$50.22	$56.30	$57.40	$47.71	$42.63
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.29	.33	(.01)	.23	.17
Net gain (loss) on investments (realized and unrealized)	4.43	18.41	(6.12)	(.67)	10.07	5.06
Total from investment operations	4.63	18.70	(5.79)	(.68)	10.30	5.23
Less distributions from:
Net investment income	—	(.31)	(.29)	(.42)	(.61)	(.15)
Total distributions	—	(.31)	(.29)	(.42)	(.61)	(.15)
Net asset value, end of period	$73.24	$68.61	$50.22	$56.30	$57.40	$47.71

Total Return[c]	6.76%	37.26%	(10.34%)	(1.19%)	21.64%	12.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,600	$8,467	$1,360	$847	$540	$4,235
Ratios to average net assets:
Net investment income (loss)	0.58%	0.45%	0.57%	(0.02%)	0.44%	0.38%
Total expenses	1.64%	1.63%	1.68%	1.85%	1.87%	1.86%
Portfolio turnover rate	612%	907%	514%	583%	481%	382%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	April 14, 1998

Ten Largest Holdings (% of Total Net Assets)
DowDuPont, Inc.	4.4%
Monsanto Co.	2.6%
Praxair, Inc.	2.3%
LyondellBasell Industries N.V. — Class A	2.2%
Ecolab, Inc.	2.1%
Sherwin-Williams Co.	2.1%
Air Products & Chemicals, Inc.	2.0%
PPG Industries, Inc.	1.8%
International Paper Co.	1.7%
Freeport-McMoRan, Inc.	1.7%
Top Ten Total	22.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	7.28%	17.91%	5.03%	2.58%
A-Class Shares	7.16%	17.61%	4.77%	2.32%
A-Class Shares with sales charge‡	2.07%	12.03%	3.75%	1.83%
C-Class Shares	6.74%	16.74%	3.99%	1.55%
C-Class Shares with CDSC§	5.74%	15.74%	3.99%	1.55%
H-Class Shares**	7.13%	17.60%	4.62%	2.12%
S&P 500 Materials Index	9.41%	21.26%	11.29%	5.47%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
BASIC MATERIALS FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Chemicals - 44.2%
DowDuPont, Inc.	52,489	$3,633,814
Monsanto Co.	17,546	2,102,363
Praxair, Inc.	13,222	1,847,643
LyondellBasell Industries N.V. — Class A	18,185	1,801,224
Sherwin-Williams Co.	4,766	1,706,419
Air Products & Chemicals, Inc.	10,798	1,632,874
PPG Industries, Inc.	13,920	1,512,547
Albemarle Corp.	8,149	1,110,790
Celanese Corp. — Class A	10,533	1,098,276
Eastman Chemical Co.	11,868	1,073,935
FMC Corp.	10,730	958,296
International Flavors & Fragrances, Inc.	6,591	941,920
Westlake Chemical Corp.	11,160	927,284
Chemours Co.	17,014	861,079
Mosaic Co.	37,823	816,599
CF Industries Holdings, Inc.	23,120	812,899
Potash Corporation of Saskatchewan, Inc.	40,375	776,815
Axalta Coating Systems Ltd.*	26,475	765,657
RPM International, Inc.	14,777	758,651
Huntsman Corp.	26,158	717,252
Olin Corp.	20,617	706,132
NewMarket Corp.	1,606	683,755
Methanex Corp.	12,670	637,301
WR Grace & Co.	8,756	631,745
Valvoline, Inc.	26,383	618,681
Agrium, Inc.	5,533	593,193
Ashland Global Holdings, Inc.	8,852	578,832
Cabot Corp.	9,828	548,402
PolyOne Corp.	13,312	532,879
Sensient Technologies Corp.	6,820	524,594
Platform Specialty Products Corp.*	45,440	506,656
Ingevity Corp.*	7,799	487,204
HB Fuller Co.	8,380	486,543
Balchem Corp.	5,860	476,359
Minerals Technologies, Inc.	6,375	450,394
GCP Applied Technologies, Inc.*	13,700	420,590
Tronox Ltd. — Class A	19,700	415,670
Kraton Corp.*	9,000	363,960
Innospec, Inc.	5,900	363,735
A. Schulman, Inc.	8,900	303,935
Total Chemicals		36,186,897

Mining - 19.6%
Freeport-McMoRan, Inc.*	97,556	1,369,685
Newmont Mining Corp.	33,533	1,257,823
Barrick Gold Corp.	76,775	1,235,310
Rio Tinto plc ADR	21,275	1,003,967
Goldcorp, Inc.	70,694	916,194
Alcoa Corp.*	17,719	826,060
BHP Billiton Ltd. ADR[1]	19,115	774,731
Teck Resources Ltd. — Class B	35,341	745,342
Randgold Resources Ltd. ADR[1]	7,604	742,607
Agnico Eagle Mines Ltd.	15,240	689,000
Royal Gold, Inc.	7,701	662,594
Wheaton Precious Metals Corp.	34,474	658,109
Pan American Silver Corp.	37,959	647,201
Franco-Nevada Corp.	8,282	641,689
AngloGold Ashanti Ltd. ADR	65,541	608,876
SSR Mining, Inc.*	52,300	554,903
First Majestic Silver Corp.*,1	77,239	528,315
Compass Minerals International, Inc.[1]	6,368	413,283
Hecla Mining Co.	79,831	400,752
Kaiser Aluminum Corp.	3,857	397,811
Coeur Mining, Inc.*	37,977	349,009
Tahoe Resources, Inc.	59,268	312,342
Century Aluminum Co.*	18,708	310,179
Total Mining		16,045,782

Packaging & Containers - 11.3%
Ball Corp.	26,368	1,088,998
WestRock Co.	18,769	1,064,765
Packaging Corporation of America	8,014	919,046
Sealed Air Corp.	19,443	830,605
Crown Holdings, Inc.*	13,334	796,306
Berry Global Group, Inc.*	13,837	783,866
Sonoco Products Co.	12,830	647,274
Graphic Packaging Holding Co.	44,428	619,771
Owens-Illinois, Inc.*	22,968	577,875
Bemis Company, Inc.[1]	11,866	540,734
Silgan Holdings, Inc.	17,700	520,911
Greif, Inc. — Class A	8,600	503,444
KapStone Paper and Packaging Corp.	18,090	388,754
Total Packaging & Containers		9,282,349

Iron & Steel - 9.7%
Vale S.A. ADR	131,238	1,321,566
Nucor Corp.	22,329	1,251,316
Steel Dynamics, Inc.[1]	24,755	853,305
ArcelorMittal*,1	30,071	774,629
Reliance Steel & Aluminum Co.	9,033	688,044
United States Steel Corp.	23,429	601,188
Carpenter Technology Corp.	9,688	465,315
Allegheny Technologies, Inc.*,1	19,419	464,114
Commercial Metals Co.	23,291	443,228
Cleveland-Cliffs, Inc.*	61,014	436,250
AK Steel Holding Corp.*,1	66,420	371,288
Schnitzer Steel Industries, Inc. — Class A	9,230	259,825
Total Iron & Steel		7,930,068

Building Materials - 6.6%
Vulcan Materials Co.	9,723	1,162,871
Martin Marietta Materials, Inc.	5,049	1,041,255
Cemex SAB de CV ADR*	92,120	836,450
Eagle Materials, Inc.	5,861	625,369
Summit Materials, Inc. — Class A*	17,107	547,937
Louisiana-Pacific Corp.*	20,053	543,035
Boise Cascade Co.*	9,700	338,530
US Concrete, Inc.*,1	4,420	337,246
Total Building Materials		5,432,693

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
BASIC MATERIALS FUND

	Shares	Value

Forest Products & Paper - 2.3%
International Paper Co.	24,223	$1,376,350
Domtar Corp.	10,881	472,127
Total Forest Products & Paper		1,848,477

Commercial Services - 2.2%
Ecolab, Inc.	13,504	1,736,749

Miscellaneous Manufacturing - 1.4%
AptarGroup, Inc.	7,714	665,795
Trinseo S.A.	7,030	471,713
Total Miscellaneous Manufacturing		1,137,508

Household Products & Housewares - 1.0%
Avery Dennison Corp.	8,655	851,133

Housewares - 0.8%
Scotts Miracle-Gro Co. — Class A	7,140	695,008

Metal Fabricate & Hardware - 0.6%
Worthington Industries, Inc.	10,100	464,600

Total Common Stocks
(Cost $68,163,810)		81,611,264

	Face Amount

REPURCHASE AGREEMENTS††,2 - 1.0%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$413,455	413,455
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	206,728	206,728
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	206,569	206,569
Total Repurchase Agreements
(Cost $826,752)		826,752

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.8%
First American Government Obligations Fund — Class Z, 0.89%[4]	3,088,603	3,088,603
Total Securities Lending Collateral
(Cost $3,088,603)		3,088,603

Total Investments - 104.5%
(Cost $72,079,165)		$85,526,619
Other Assets & Liabilities, net - (4.5)%		(3,674,019)
Total Net Assets - 100.0%		$81,852,600

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
BASIC MATERIALS FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$81,611,264	$—	$—	$81,611,264
Repurchase Agreements	—	826,752	—	826,752
Securities Lending Collateral	3,088,603	—	—	3,088,603
Total Assets	$84,699,867	$826,752	$—	$85,526,619

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $3,008,496 of securities loaned (cost $71,252,413)	$84,699,867
Repurchase agreements, at value (cost $826,752)	826,752
Cash	5,991
Receivables:
Securities sold	1,582,944
Fund shares sold	185,947
Dividends	76,137
Securities lending income	690
Foreign taxes reclaim	339
Interest	45
Total assets	87,378,712

Liabilities:
Payable for:
Return of securities loaned	3,088,603
Fund shares redeemed	2,169,660
Deferred foreign capital gain taxes	156,725
Management fees	56,051
Transfer agent and administrative fees	16,485
Distribution and service fees	8,620
Portfolio accounting fees	6,594
Miscellaneous	23,374
Total liabilities	5,526,112
Commitments and contingent liabilities (Note 10)	—
Net assets	$81,852,600

Net assets consist of:
Paid in capital	$77,163,236
Accumulated net investment loss	(63,432)
Accumulated net realized loss on investments	(8,694,658)
Net unrealized appreciation on investments	13,447,454
Net assets	$81,852,600

Investor Class:
Net assets	$57,477,730
Capital shares outstanding	960,200
Net asset value per share	$59.86

A-Class:
Net assets	$9,338,564
Capital shares outstanding	165,990
Net asset value per share	$56.26
Maximum offering price per share (Net asset value divided by 95.25%)	$59.07

C-Class:
Net assets	$5,360,990
Capital shares outstanding	106,832
Net asset value per share	$50.18

H-Class:
Net assets	$9,675,316
Capital shares outstanding	177,331
Net asset value per share	$54.56

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $9,626)	$664,919
Interest	2,389
Income from securities lending, net	5,189
Total investment income	672,497

Expenses:
Management fees	356,850
Distribution and service fees:
A-Class	14,806
C-Class	27,009
H-Class	12,064
Transfer agent and administrative fees	104,955
Registration fees	50,514
Portfolio accounting fees	41,982
Custodian fees	5,676
Trustees’ fees*	4,054
Tax expense	2,039
Line of credit fees	122
Miscellaneous	19,963
Total expenses	640,034
Net investment income	32,463

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,454,388
Net realized gain	7,454,388
Net change in unrealized appreciation (depreciation) on:
Investments	(2,070,797)
Net change in unrealized appreciation (depreciation)	(2,070,797)
Net realized and unrealized gain	5,383,591
Net increase in net assets resulting from operations	$5,416,054

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$32,463	$206,434
Net realized gain on investments	7,454,388	9,183,264
Net change in unrealized appreciation (depreciation) on investments	(2,070,797)	5,660,263
Net increase in net assets resulting from operations	5,416,054	15,049,961

Distributions to shareholders from:
Net investment income
Investor Class	—	(445,649)
A-Class	—	(129,410)
C-Class	—	(50,406)
H-Class	—	(44,931)
Total distributions to shareholders	—	(670,396)

Capital share transactions:
Proceeds from sale of shares
Investor Class	75,396,810	366,654,182
A-Class	7,792,009	60,038,778
C-Class	1,531,442	7,777,261
H-Class	38,717,835	46,556,397
Distributions reinvested
Investor Class	—	442,343
A-Class	—	124,774
C-Class	—	47,851
H-Class	—	44,870
Cost of shares redeemed
Investor Class	(78,248,330)	(349,084,142)
A-Class	(15,513,511)	(50,808,000)
C-Class	(2,350,826)	(5,202,949)
H-Class	(37,998,291)	(43,707,838)
Net increase (decrease) from capital share transactions	(10,672,862)	32,883,527
Net increase (decrease) in net assets	(5,256,808)	47,263,092

Net assets:
Beginning of period	87,109,408	39,846,316
End of period	$81,852,600	$87,109,408
Accumulated net investment loss at end of period	$(63,432)	$(95,895)

Capital share activity:
Shares sold
Investor Class	1,319,652	7,143,060
A-Class	145,154	1,268,197
C-Class	31,671	179,237
H-Class	759,798	1,009,782
Shares issued from reinvestment of distributions
Investor Class	—	8,544
A-Class	—	2,559
C-Class	—	1,093
H-Class	—	949
Shares redeemed
Investor Class	(1,380,064)	(6,809,481)
A-Class	(291,197)	(1,056,076)
C-Class	(48,923)	(119,321)
H-Class	(741,322)	(915,003)
Net increase (decrease) in shares	(205,231)	713,540

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$55.71	$45.18	$50.18	$52.53	$49.94	$49.80
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.18	.26	.29	.32	.46
Net gain (loss) on investments (realized and unrealized)	4.09	10.92	(4.39)	(2.26)	2.58	(.15)
Total from investment operations	4.15	11.10	(4.13)	(1.97)	2.90	.31
Less distributions from:
Net investment income	—	(.57)	(.87)	(.38)	(.31)	(.17)
Total distributions	—	(.57)	(.87)	(.38)	(.31)	(.17)
Net asset value, end of period	$59.86	$55.71	$45.18	$50.18	$52.53	$49.94

Total Return[c]	7.28%	24.65%	(8.07%)	(3.77%)	5.84%	0.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,478	$56,854	$30,653	$46,509	$33,687	$36,012
Ratios to average net assets:
Net investment income (loss)	0.21%	0.35%	0.55%	0.56%	0.66%	0.95%
Total expenses	1.40%	1.37%	1.35%	1.34%	1.38%	1.36%
Portfolio turnover rate	97%	361%	471%	358%	349%	251%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$52.42	$42.65	$47.54	$49.93	$47.60	$47.58
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	.03	.10	.13	.22	.32
Net gain (loss) on investments (realized and unrealized)	3.85	10.31	(4.12)	(2.14)	2.42	(.13)
Total from investment operations	3.84	10.34	(4.02)	(2.01)	2.64	.19
Less distributions from:
Net investment income	—	(.57)	(.87)	(.38)	(.31)	(.17)
Total distributions	—	(.57)	(.87)	(.38)	(.31)	(.17)
Net asset value, end of period	$56.26	$52.42	$42.65	$47.54	$49.93	$47.60

Total Return[c]	7.16%	24.33%	(8.29%)	(4.05%)	5.58%	0.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,339	$16,355	$4,152	$6,194	$13,347	$11,104
Ratios to average net assets:
Net investment income (loss)	(0.04%)	0.06%	0.24%	0.27%	0.47%	0.69%
Total expenses	1.65%	1.62%	1.60%	1.60%	1.63%	1.61%
Portfolio turnover rate	97%	361%	471%	358%	349%	251%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$46.93	$38.52	$43.36	$45.91	$44.12	$44.45
Income (loss) from investment operations:
Net investment income (loss)[b]	(.19)	(.29)	(.17)	(.23)	(.15)	(.03)
Net gain (loss) on investments (realized and unrealized)	3.44	9.27	(3.80)	(1.94)	2.25	(.13)
Total from investment operations	3.25	8.98	(3.97)	(2.17)	2.10	(.16)
Less distributions from:
Net investment income	—	(.57)	(.87)	(.38)	(.31)	(.17)
Total distributions	—	(.57)	(.87)	(.38)	(.31)	(.17)
Net asset value, end of period	$50.18	$46.93	$38.52	$43.36	$45.91	$44.12

Total Return[c]	6.74%	23.41%	(8.98%)	(4.76%)	4.80%	(0.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,361	$5,824	$2,430	$3,133	$5,150	$6,666
Ratios to average net assets:
Net investment income (loss)	(0.78%)	(0.66%)	(0.43%)	(0.49%)	(0.34%)	(0.07%)
Total expenses	2.40%	2.37%	2.35%	2.35%	2.38%	2.36%
Portfolio turnover rate	97%	361%	471%	358%	349%	251%

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$50.84	$41.37	$46.19	$48.64	$46.50	$46.61
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	.01	.09	— [d]	.08	.19
Net gain (loss) on investments (realized and unrealized)	3.74	10.03	(4.04)	(2.07)	2.37	(.13)
Total from investment operations	3.72	10.04	(3.95)	(2.07)	2.45	.06
Less distributions from:
Net investment income	—	(.57)	(.87)	(.38)	(.31)	(.17)
Total distributions	—	(.57)	(.87)	(.38)	(.31)	(.17)
Net asset value, end of period	$54.56	$50.84	$41.37	$46.19	$48.64	$46.50

Total Return[c]	7.13%	24.36%	(8.36%)	(4.30%)	5.31%	0.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,675	$8,077	$2,612	$2,073	$2,678	$3,616
Ratios to average net assets:
Net investment income (loss)	(0.06%)	0.03%	0.24%	— [f]	0.18%	0.43%
Total expenses	1.65%	1.62%	1.64%	1.85%	1.88%	1.86%
Portfolio turnover rate	97%	361%	471%	358%	349%	251%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Net investment income (loss) is less than $0.01 per share.
[e]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

[f]	Less than 0.01%.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
Amgen, Inc.	5.6%
AbbVie, Inc.	5.5%
Celgene Corp.	5.3%
Gilead Sciences, Inc.	4.9%
Biogen, Inc.	3.8%
Regeneron Pharmaceuticals, Inc.	3.7%
Shire plc ADR	3.3%
Vertex Pharmaceuticals, Inc.	3.1%
Alexion Pharmaceuticals, Inc.	2.7%
Illumina, Inc.	2.6%
Top Ten Total	40.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	16.82%	19.23%	18.01%	15.17%
A-Class Shares	16.68%	18.94%	17.72%	14.88%
A-Class Shares with sales charge‡	11.14%	13.29%	16.58%	14.32%
C-Class Shares	16.25%	18.07%	16.84%	14.04%
C-Class Shares with CDSC§	15.25%	17.07%	16.84%	14.04%
H-Class Shares**	16.67%	18.95%	17.55%	14.66%
S&P 500 Health Care Index	11.01%	15.49%	17.30%	10.86%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
BIOTECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Biotechnology - 63.9%
Amgen, Inc.	120,899	$22,541,620
Celgene Corp.*	147,479	21,505,389
Gilead Sciences, Inc.	246,365	19,960,493
Biogen, Inc.*	49,475	15,491,613
Regeneron Pharmaceuticals, Inc.*	33,512	14,983,885
Vertex Pharmaceuticals, Inc.*	83,387	12,678,159
Alexion Pharmaceuticals, Inc.*	78,962	11,077,579
Illumina, Inc.*	51,697	10,298,042
Incyte Corp.*	85,917	10,029,951
Alnylam Pharmaceuticals, Inc.*,1	72,271	8,491,120
BioMarin Pharmaceutical, Inc.*	84,762	7,888,799
Kite Pharma, Inc.*	32,534	5,849,939
Seattle Genetics, Inc.*	101,027	5,496,879
Exelixis, Inc.*	214,167	5,189,266
Bio-Rad Laboratories, Inc. — Class A*	23,182	5,151,504
Bioverativ, Inc.*	89,547	5,110,447
Exact Sciences Corp.*	108,444	5,109,881
United Therapeutics Corp.*	39,946	4,681,272
Charles River Laboratories International, Inc.*	43,218	4,668,408
Bluebird Bio, Inc.*	33,220	4,562,767
Ionis Pharmaceuticals, Inc.*	86,641	4,392,699
Puma Biotechnology, Inc.*	35,210	4,216,398
Spark Therapeutics, Inc.*	43,020	3,835,663
Prothena Corporation plc*,1	58,533	3,791,182
Medicines Co.*,1	101,908	3,774,672
Juno Therapeutics, Inc.*	83,350	3,739,081
Sage Therapeutics, Inc.*	54,620	3,402,826
Ligand Pharmaceuticals, Inc. — Class B*,1	24,635	3,354,055
Myriad Genetics, Inc.*	89,596	3,241,583
Halozyme Therapeutics, Inc.*	176,675	3,068,845
Intrexon Corp.*,1	159,720	3,036,277
Ultragenyx Pharmaceutical, Inc.*	57,006	3,036,140
Esperion Therapeutics, Inc.*	45,837	2,297,350
Five Prime Therapeutics, Inc.*	56,031	2,292,228
Acorda Therapeutics, Inc.*	96,491	2,282,012
Intercept Pharmaceuticals, Inc.*,1	39,060	2,267,042
Acceleron Pharma, Inc.*	59,660	2,226,511
Dynavax Technologies Corp.*	99,800	2,145,700
AMAG Pharmaceuticals, Inc.*	76,401	1,409,598
Total Biotechnology		258,576,875

Pharmaceuticals - 29.8%
AbbVie, Inc.	249,634	22,182,477
Shire plc ADR	86,180	13,197,605
TESARO, Inc.*	46,513	6,004,828
Jazz Pharmaceuticals plc*	34,060	4,981,275
Neurocrine Biosciences, Inc.*	78,221	4,793,383
Alkermes plc*	93,978	4,777,842
PRA Health Sciences, Inc.*	60,730	4,625,804
Clovis Oncology, Inc.*	55,900	4,606,160
ACADIA Pharmaceuticals, Inc.*	113,108	4,260,778
Akorn, Inc.*	125,093	4,151,837
Avexis, Inc.*,1	40,440	3,911,761
Nektar Therapeutics*	160,647	3,855,528
Portola Pharmaceuticals, Inc.*	67,835	3,665,125
Agios Pharmaceuticals, Inc.*	52,248	3,487,554
Amicus Therapeutics, Inc.*,1	224,610	3,387,119
Horizon Pharma plc*	247,636	3,140,024
Sarepta Therapeutics, Inc.*	68,900	3,125,304
Radius Health, Inc.*,1	79,393	3,060,600
Ironwood Pharmaceuticals, Inc. — Class A*	193,501	3,051,511
Array BioPharma, Inc.*	247,150	3,039,945
Global Blood Therapeutics, Inc.*	85,875	2,666,419
Pacira Pharmaceuticals, Inc.*	65,540	2,461,027
Impax Laboratories, Inc.*	113,707	2,308,252
Heron Therapeutics, Inc.*,1	132,650	2,142,298
Eagle Pharmaceuticals, Inc.*,1	32,160	1,918,022
Cara Therapeutics, Inc.*,1	100,700	1,378,583
Total Pharmaceuticals		120,181,061

Healthcare-Products - 2.6%
Bio-Techne Corp.	35,452	4,285,792
QIAGEN N.V.*	120,517	3,796,286
MiMedx Group, Inc.*,1	200,575	2,382,831
Total Healthcare-Products		10,464,909

Healthcare-Services - 2.3%
Quintiles IMS Holdings, Inc.*	99,644	9,473,155

Commercial Services - 1.2%
Incorporated Research Holdings, Inc. — Class A*	91,710	4,796,433

Total Common Stocks
(Cost $234,323,789)		403,492,433

RIGHTS††† - 0.0%
Chelsea Therapeutics International
Expires 12/31/17*,5	231,107	—
Dyax Corp.
Expires 01/25/18*,5	167,165	—
Clinical Data, Inc.
Expires 12/31/20*,5	24,000	—
Total Rights
(Cost $17,304)		—

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
BIOTECHNOLOGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.2%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$308,553	$308,553
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	154,277	154,277
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	154,158	154,158
Total Repurchase Agreements
(Cost $616,988)		616,988

	Shares

SECURITIES LENDING COLLATERAL†,3 - 5.7%
First American Government Obligations Fund — Class Z, 0.89%[4]	22,839,008	22,839,008
Total Securities Lending Collateral
(Cost $22,839,008)		22,839,008

Total Investments - 105.7%
(Cost $257,797,089)		$426,948,429
Other Assets & Liabilities, net - (5.7)%		(23,196,103)
Total Net Assets - 100.0%		$403,752,326

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
[5]	Security was fair valued by the valuation committee at September 30, 2017. The total market value of fair valued securities amounts to $0, (cost $17,304) or 0.0% of total net assets.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$403,492,433	$—	$—		$403,492,433
Repurchase Agreements	—	616,988	—		616,988
Rights	—	—	—	*	—
Securities Lending Collateral	22,839,008	—	—		22,839,008
Total Assets	$426,331,441	$616,988	$—		$426,948,429

*	Market value of securities is $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $22,326,563 of securities loaned (cost $257,180,101)	$426,331,441
Repurchase agreements, at value (cost $616,988)	616,988
Receivables:
Fund shares sold	812,001
Securities lending income	13,562
Dividends	12,564
Interest	34
Total assets	427,786,590

Liabilities:
Payable for:
Return of securities loaned	22,839,008
Fund shares redeemed	643,652
Management fees	276,561
Transfer agent and administrative fees	81,341
Distribution and service fees	34,251
Portfolio accounting fees	29,539
Miscellaneous	129,912
Total liabilities	24,034,264
Commitments and contingent liabilities (Note 10)	—
Net assets	$403,752,326

Net assets consist of:
Paid in capital	$219,223,180
Accumulated net investment loss	(1,772,095)
Accumulated net realized gain on investments	17,149,901
Net unrealized appreciation on investments	169,151,340
Net assets	$403,752,326

Investor Class:
Net assets	$308,235,904
Capital shares outstanding	3,309,959
Net asset value per share	$93.12

A-Class:
Net assets	$36,580,793
Capital shares outstanding	422,806
Net asset value per share	$86.52
Maximum offering price per share (Net asset value divided by 95.25%)	$90.83

C-Class:
Net assets	$23,578,385
Capital shares outstanding	301,238
Net asset value per share	$78.27

H-Class:
Net assets	$35,357,244
Capital shares outstanding	419,936
Net asset value per share	$84.20

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends	$1,289,980
Interest	8,217
Income from securities lending, net	67,298
Total investment income	1,365,495

Expenses:
Management fees	1,498,972
Distribution and service fees:
A-Class	46,963
C-Class	109,477
H-Class	37,990
Transfer agent and administrative fees	440,872
Registration fees	173,839
Portfolio accounting fees	163,597
Custodian fees	23,221
Trustees’ fees*	13,403
Line of credit fees	18
Miscellaneous	126,453
Total expenses	2,634,805
Net investment loss	(1,269,310)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	29,531,787
Net realized gain	29,531,787
Net change in unrealized appreciation (depreciation) on:
Investments	24,749,893
Net change in unrealized appreciation (depreciation)	24,749,893
Net realized and unrealized gain	54,281,680
Net increase in net assets resulting from operations	$53,012,370

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,269,310)	$(3,016,948)
Net realized gain on investments	29,531,787	33,962,436
Net change in unrealized appreciation (depreciation) on investments	24,749,893	16,030,019
Net increase in net assets resulting from operations	53,012,370	46,975,507

Capital share transactions:
Proceeds from sale of shares
Investor Class	158,890,316	566,789,465
A-Class	8,675,161	12,173,169
C-Class	2,415,471	6,487,269
H-Class	126,040,381	248,519,397
Cost of shares redeemed
Investor Class	(129,712,544)	(624,179,693)
A-Class	(14,685,381)	(30,279,707)
C-Class	(3,143,895)	(15,081,301)
H-Class	(113,507,621)	(258,314,588)
Net increase (decrease) from capital share transactions	34,971,888	(93,885,989)
Net increase (decrease) in net assets	87,984,258	(46,910,482)

Net assets:
Beginning of period	315,768,068	362,678,550
End of period	$403,752,326	$315,768,068
Accumulated net investment loss at end of period	$(1,772,095)	$(502,785)

Capital share activity:
Shares sold
Investor Class	1,840,723	7,604,195
A-Class	109,947	171,354
C-Class	33,479	102,310
H-Class	1,705,439	3,763,839
Shares redeemed
Investor Class	(1,523,890)	(8,424,736)
A-Class	(184,030)	(438,604)
C-Class	(44,036)	(239,863)
H-Class	(1,553,058)	(3,937,371)
Net increase (decrease) in shares	384,574	(1,398,876)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$79.72	$68.30	$93.63	$68.47	$48.97	$36.90
Income (loss) from investment operations:
Net investment income (loss)[b]	(.26)	(.57)	(.75)	(.27)	(.51)	(.40)
Net gain (loss) on investments (realized and unrealized)	13.66	11.99	(23.30)	28.59	20.01	12.47
Total from investment operations	13.40	11.42	(24.05)	28.32	19.50	12.07
Less distributions from:
Net realized gains	—	—	(1.28)	(3.16)	—	—
Total distributions	—	—	(1.28)	(3.16)	—	—
Net asset value, end of period	$93.12	$79.72	$68.30	$93.63	$68.47	$48.97

Total Return[c]	16.82%	16.71%	(25.98%)	42.19%	39.82%	32.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$308,236	$238,614	$260,476	$498,068	$313,324	$171,844
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.76%)	(0.84%)	(0.34%)	(0.82%)	(0.98%)
Total expenses	1.38%	1.37%	1.32%	1.33%	1.36%	1.35%
Portfolio turnover rate	53%	207%	83%	107%	119%	197%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$74.16	$63.69	$87.63	$64.41	$46.18	$34.88
Income (loss) from investment operations:
Net investment income (loss)[b]	(.34)	(.70)	(.91)	(.44)	(.62)	(.48)
Net gain (loss) on investments (realized and unrealized)	12.70	11.17	(21.75)	26.82	18.85	11.78
Total from investment operations	12.36	10.47	(22.66)	26.38	18.23	11.30
Less distributions from:
Net realized gains	—	—	(1.28)	(3.16)	—	—
Total distributions	—	—	(1.28)	(3.16)	—	—
Net asset value, end of period	$86.52	$74.16	$63.69	$87.63	$64.41	$46.18

Total Return[c]	16.68%	16.42%	(26.17%)	41.83%	39.48%	32.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,581	$36,849	$48,672	$89,260	$51,270	$26,391
Ratios to average net assets:
Net investment income (loss)	(0.85%)	(1.01%)	(1.09%)	(0.59%)	(1.07%)	(1.21%)
Total expenses	1.63%	1.61%	1.57%	1.58%	1.61%	1.61%
Portfolio turnover rate	53%	207%	83%	107%	119%	197%

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$67.34	$58.27	$80.88	$60.10	$43.41	$33.04
Income (loss) from investment operations:
Net investment income (loss)[b]	(.58)	(1.11)	(1.40)	(.92)	(.99)	(.73)
Net gain (loss) on investments (realized and unrealized)	11.51	10.18	(19.93)	24.86	17.68	11.10
Total from investment operations	10.93	9.07	(21.33)	23.94	16.69	10.37
Less distributions from:
Net realized gains	—	—	(1.28)	(3.16)	—	—
Total distributions	—	—	(1.28)	(3.16)	—	—
Net asset value, end of period	$78.27	$67.34	$58.27	$80.88	$60.10	$43.41

Total Return[c]	16.25%	15.55%	(26.72%)	40.75%	38.45%	31.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,578	$20,997	$26,185	$41,424	$27,170	$13,677
Ratios to average net assets:
Net investment income (loss)	(1.61%)	(1.76%)	(1.84%)	(1.34%)	(1.82%)	(1.96%)
Total expenses	2.38%	2.36%	2.33%	2.33%	2.36%	2.36%
Portfolio turnover rate	53%	207%	83%	107%	119%	197%

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$72.16	$62.00	$85.38	$62.98	$45.27	$34.27
Income (loss) from investment operations:
Net investment income (loss)[b]	(.30)	(.70)	(.96)	(.61)	(.74)	(.56)
Net gain (loss) on investments (realized and unrealized)	12.34	10.86	(21.14)	26.17	18.45	11.56
Total from investment operations	12.04	10.16	(22.10)	25.56	17.71	11.00
Less distributions from:
Net realized gains	—	—	(1.28)	(3.16)	—	—
Total distributions	—	—	(1.28)	(3.16)	—	—
Net asset value, end of period	$84.20	$72.16	$62.00	$85.38	$62.98	$45.27

Total Return[c]	16.67%	16.39%	(26.22%)	41.49%	39.12%	32.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,357	$19,308	$27,346	$63,196	$37,978	$22,486
Ratios to average net assets:
Net investment income (loss)	(0.78%)	(1.04%)	(1.17%)	(0.84%)	(1.32%)	(1.46%)
Total expenses	1.63%	1.61%	1.65%	1.83%	1.86%	1.86%
Portfolio turnover rate	53%	207%	83%	107%	119%	197%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 6, 1998
A-Class	September 1, 2004
C-Class	July 24, 2001
H-Class	August 17, 1998

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	5.1%
Coca-Cola Co.	4.7%
Philip Morris International, Inc.	4.3%
PepsiCo, Inc.	4.3%
Altria Group, Inc.	3.9%
Kraft Heinz Co.	3.3%
Colgate-Palmolive Co.	2.7%
Mondelez International, Inc. — Class A	2.7%
Kimberly-Clark Corp.	2.2%
Estee Lauder Companies, Inc. — Class A	2.1%
Top Ten Total	35.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	(0.70%)	2.61%	11.79%	9.11%
A-Class Shares	(0.82%)	2.35%	11.50%	8.85%
A-Class Shares with sales charge‡	(5.53%)	(2.51%)	10.42%	8.32%
C-Class Shares	(1.19%)	1.58%	10.67%	8.03%
C-Class Shares with CDSC§	(2.17%)	0.59%	10.67%	8.03%
H-Class Shares**	(0.83%)	2.34%	11.34%	8.64%
S&P 500 Consumer Staples Index	0.20%	4.42%	11.46%	9.79%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
CONSUMER PRODUCTS FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Food - 39.6%
Kraft Heinz Co.	107,593	$8,343,838
Mondelez International, Inc. — Class A	169,190	6,879,266
Sysco Corp.	86,766	4,681,027
Tyson Foods, Inc. — Class A	65,221	4,594,820
General Mills, Inc.	88,673	4,589,714
Hershey Co.	37,657	4,111,015
Kellogg Co.	62,231	3,881,347
Hormel Foods Corp.	114,229	3,671,320
Kroger Co.	180,283	3,616,477
Campbell Soup Co.	71,977	3,369,963
McCormick & Company, Inc.	31,116	3,193,746
Conagra Brands, Inc.	93,478	3,153,948
JM Smucker Co.	27,673	2,903,728
Ingredion, Inc.	20,647	2,490,854
BRF S.A. ADR*,1	160,700	2,315,687
Pilgrim’s Pride Corp.*	80,289	2,281,010
Lamb Weston Holdings, Inc.	48,510	2,274,634
Pinnacle Foods, Inc.	39,500	2,258,215
Blue Buffalo Pet Products, Inc.*,1	76,519	2,169,314
Post Holdings, Inc.*	24,200	2,136,134
US Foods Holding Corp.*	79,200	2,114,640
Hain Celestial Group, Inc.*	43,525	1,791,054
Flowers Foods, Inc.	91,982	1,730,181
TreeHouse Foods, Inc.*	25,491	1,726,505
Snyder’s-Lance, Inc.	44,600	1,701,044
Sanderson Farms, Inc.	9,998	1,614,877
Lancaster Colony Corp.	13,052	1,567,806
Sprouts Farmers Market, Inc.*	78,800	1,479,076
Darling Ingredients, Inc.*	83,464	1,462,289
Performance Food Group Co.*	51,100	1,443,575
J&J Snack Foods Corp.	10,500	1,378,650
Fresh Del Monte Produce, Inc.	29,200	1,327,432
B&G Foods, Inc.[1]	40,131	1,278,172
Cal-Maine Foods, Inc.*,1	29,800	1,224,780
Hostess Brands, Inc.*	85,300	1,165,198
United Natural Foods, Inc.*,1	27,630	1,149,132
Calavo Growers, Inc.	13,800	1,010,160
SpartanNash Co.	33,700	888,669
Dean Foods Co.	78,663	855,853
SUPERVALU, Inc.*	38,000	826,500
Total Food		100,651,650

Beverages - 23.0%
Coca-Cola Co.	262,940	11,834,930
PepsiCo, Inc.	97,905	10,909,554
Constellation Brands, Inc. — Class A	26,405	5,266,477
Monster Beverage Corp.*	86,617	4,785,589
Brown-Forman Corp. — Class B	71,356	3,874,631
Molson Coors Brewing Co. — Class B	43,858	3,580,567
Dr Pepper Snapple Group, Inc.	38,498	3,405,918
Anheuser-Busch InBev S.A. ADR	27,390	3,267,627
Coca-Cola European Partners plc	66,354	2,761,653
Diageo plc ADR	17,090	2,258,102
Fomento Economico Mexicano SAB de CV ADR	22,983	2,195,566
National Beverage Corp.	16,614	2,060,967
Coca-Cola Bottling Company Consolidated	5,700	1,229,775
Boston Beer Company, Inc. — Class A*,1	7,532	1,176,498
Total Beverages		58,607,854

Agriculture - 13.8%
Philip Morris International, Inc.	99,294	11,022,628
Altria Group, Inc.	154,801	9,817,479
Archer-Daniels-Midland Co.	97,035	4,124,958
British American Tobacco plc ADR	62,967	3,932,289
Bunge Ltd.	39,044	2,711,996
Vector Group Ltd.	69,169	1,415,881
Universal Corp.	18,000	1,031,400
Andersons, Inc.	25,100	859,675
Total Agriculture		34,916,306

Cosmetics & Personal Care - 13.2%
Procter & Gamble Co.	142,774	12,989,578
Colgate-Palmolive Co.	95,516	6,958,341
Estee Lauder Companies, Inc. — Class A1	49,567	5,345,305
Coty, Inc. — Class A	177,855	2,939,943
Unilever N.V. — Class Y	45,551	2,689,331
Edgewell Personal Care Co.*	24,188	1,760,161
e.l.f. Beauty, Inc.*,1	41,500	935,825
Total Cosmetics & Personal Care		33,618,484

Household Products & Housewares - 6.6%
Kimberly-Clark Corp.	47,190	5,553,319
Clorox Co.	27,224	3,591,118
Church & Dwight Company, Inc.	61,844	2,996,342
Spectrum Brands Holdings, Inc.	20,700	2,192,544
Central Garden & Pet Co. — Class A*	33,900	1,260,741
WD-40 Co.	9,700	1,085,430
Total Household Products & Housewares		16,679,494

Retail - 1.3%
Casey’s General Stores, Inc.	16,523	1,808,443
Nu Skin Enterprises, Inc. — Class A	24,830	1,526,548
Total Retail		3,334,991

Pharmaceuticals - 0.9%
Herbalife Ltd.*	32,375	2,195,996

Holding Companies-Diversified - 0.6%
HRG Group, Inc.*	101,200	1,579,732

Electrical Components & Equipment - 0.6%
Energizer Holdings, Inc.	31,335	1,442,977

Total Common Stocks
(Cost $178,371,800)		253,027,484

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
CONSUMER PRODUCTS FUND

	Shares	Value

RIGHTS††† - 0.0%
PDC
Expires 10/19/17*	93,765	$—
Casa Ley
Expires 01/17/19*	93,765	—
Total Rights
(Cost $23,055)		—

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.3%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$319,560	319,560
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	159,780	159,780
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	159,658	159,658
Total Repurchase Agreements
(Cost $638,998)		638,998

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.8%
First American Government Obligations Fund — Class Z, 0.89%[4]	4,523,114	4,523,114
Total Securities Lending Collateral
(Cost $4,523,114)		4,523,114

Total Investments - 101.7%
(Cost $183,556,967)		$258,189,596
Other Assets & Liabilities, net - (1.7)%		(4,346,855)
Total Net Assets - 100.0%		$253,842,741

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
CONSUMER PRODUCTS FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$253,027,484	$—	$—		$253,027,484
Repurchase Agreement	—	638,998	—		638,998
Rights	—	—	—	*	—
Securities Lending Collateral	4,523,114	—	—		4,523,114
Total Assets	$257,550,598	$638,998	$—		$258,189,596

*	Market value of securities is $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $4,468,128 of securities loaned (cost $182,917,969)	$257,550,598
Repurchase agreements, at value (cost $638,998)	638,998
Receivables:
Dividends	603,389
Fund shares sold	174,565
Foreign taxes reclaim	25,954
Securities lending income	3,403
Interest	35
Total assets	258,996,942

Liabilities:
Payable for:
Return of securities loaned	4,523,114
Fund shares redeemed	249,947
Management fees	181,486
Transfer agent and administrative fees	53,378
Distribution and service fees	31,104
Portfolio accounting fees	21,150
Miscellaneous	94,022
Total liabilities	5,154,201
Commitments and contingent liabilities (Note 10)	—
Net assets	$253,842,741

Net assets consist of:
Paid in capital	$167,337,518
Undistributed net investment income	2,088,737
Accumulated net realized gain on investments	9,783,857
Net unrealized appreciation on investments	74,632,629
Net assets	$253,842,741

Investor Class:
Net assets	$181,507,339
Capital shares outstanding	2,766,806
Net asset value per share	$65.60

A-Class:
Net assets	$34,572,351
Capital shares outstanding	569,505
Net asset value per share	$60.71
Maximum offering price per share (Net asset value divided by 95.25%)	$63.73

C-Class:
Net assets	$25,263,660
Capital shares outstanding	473,494
Net asset value per share	$53.36

H-Class:
Net assets	$12,499,391
Capital shares outstanding	213,089
Net asset value per share	$58.66

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $2,991)	$3,314,850
Interest	4,921
Income from securities lending, net	61,678
Other income	1,593
Total investment income	3,383,042

Expenses:
Management fees	1,280,570
Distribution and service fees:
A-Class	47,748
C-Class	137,922
H-Class	34,060
Transfer agent and administrative fees	376,637
Registration fees	149,672
Portfolio accounting fees	144,327
Custodian fees	19,956
Trustees’ fees*	13,605
Line of credit fees	98
Miscellaneous	104,287
Total expenses	2,308,882
Net investment income	1,074,160

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,896,698
Net realized gain	13,896,698
Net change in unrealized appreciation (depreciation) on:
Investments	(17,081,117)
Net change in unrealized appreciation (depreciation)	(17,081,117)
Net realized and unrealized loss	(3,184,419)
Net decrease in net assets resulting from operations	$(2,110,259)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,074,160	$2,717,518
Net realized gain on investments	13,896,698	30,636,934
Net change in unrealized appreciation (depreciation) on investments	(17,081,117)	(15,544,633)
Net increase (decrease) in net assets resulting from operations	(2,110,259)	17,809,819

Distributions to shareholders from:
Net investment income
Investor Class	—	(2,259,234)
A-Class	—	(473,017)
C-Class	—	(350,535)
H-Class	—	(619,330)
Net realized gains
Investor Class	—	(1,131,947)
A-Class	—	(236,997)
C-Class	—	(175,629)
H-Class	—	(310,304)
Total distributions to shareholders	—	(5,556,993)

Capital share transactions:
Proceeds from sale of shares
Investor Class	83,627,217	276,892,039
A-Class	4,228,473	33,790,536
C-Class	2,286,879	16,171,468
H-Class	67,133,878	114,109,709
Distributions reinvested
Investor Class	—	3,294,770
A-Class	—	587,359
C-Class	—	490,705
H-Class	—	886,577
Cost of shares redeemed
Investor Class	(108,329,430)	(357,313,404)
A-Class	(9,672,111)	(49,406,491)
C-Class	(5,105,985)	(12,830,920)
H-Class	(89,936,948)	(146,843,066)
Net decrease from capital share transactions	(55,768,027)	(120,170,718)
Net decrease in net assets	(57,878,286)	(107,917,892)

Net assets:
Beginning of period	311,721,027	419,638,919
End of period	$253,842,741	$311,721,027
Undistributed net investment income at end of period	$2,088,737	$1,014,577

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Capital share activity:
Shares sold
Investor Class	1,252,644	4,295,268
A-Class	68,455	566,319
C-Class	42,112	304,356
H-Class	1,141,475	2,015,223
Shares issued from reinvestment of distributions
Investor Class	—	54,119
A-Class	—	10,403
C-Class	—	9,824
H-Class	—	16,250
Shares redeemed
Investor Class	(1,629,486)	(5,607,116)
A-Class	(156,869)	(835,458)
C-Class	(94,154)	(245,971)
H-Class	(1,526,595)	(2,596,061)
Net decrease in shares	(902,418)	(2,012,844)

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$66.06	$62.84	$58.55	$52.08	$47.79	$40.19
Income (loss) from investment operations:
Net investment income (loss)[b]	.28	.51	.61	.71	.46	.57
Net gain (loss) on investments (realized and unrealized)	(.74)	3.58	4.92	6.44	5.81	7.14
Total from investment operations	(.46)	4.09	5.53	7.15	6.27	7.71
Less distributions from:
Net investment income	—	(.58)	(.49)	(.24)	(.46)	(.11)
Net realized gains	—	(.29)	(.75)	(.44)	(1.52)	—
Total distributions	—	(.87)	(1.24)	(.68)	(1.98)	(.11)
Net asset value, end of period	$65.60	$66.06	$62.84	$58.55	$52.08	$47.79

Total Return[c]	(0.70%)	6.62%	9.65%	13.77%	13.24%	19.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$181,507	$207,683	$276,578	$222,954	$102,231	$181,945
Ratios to average net assets:
Net investment income (loss)	0.85%	0.79%	1.03%	1.27%	0.91%	1.38%
Total expenses	1.39%	1.36%	1.34%	1.34%	1.37%	1.35%
Portfolio turnover rate	46%	75%	104%	87%	112%	230%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$61.21	$58.43	$54.66	$48.79	$45.00	$37.93
Income (loss) from investment operations:
Net investment income (loss)[b]	.19	.33	.45	.48	.33	.44
Net gain (loss) on investments (realized and unrealized)	(.69)	3.32	4.56	6.07	5.44	6.74
Total from investment operations	(.50)	3.65	5.01	6.55	5.77	7.18
Less distributions from:
Net investment income	—	(.58)	(.49)	(.24)	(.46)	(.11)
Net realized gains	—	(.29)	(.75)	(.44)	(1.52)	—
Total distributions	—	(.87)	(1.24)	(.68)	(1.98)	(.11)
Net asset value, end of period	$60.71	$61.21	$58.43	$54.66	$48.79	$45.00

Total Return[c]	(0.82%)	6.35%	9.38%	13.47%	12.95%	18.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,572	$40,272	$53,560	$32,762	$25,538	$21,604
Ratios to average net assets:
Net investment income (loss)	0.60%	0.56%	0.82%	0.92%	0.70%	1.12%
Total expenses	1.64%	1.62%	1.60%	1.60%	1.62%	1.60%
Portfolio turnover rate	46%	75%	104%	87%	112%	230%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$54.00	$52.04	$49.18	$44.29	$41.32	$35.11
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.10)	.03	.09	(.01)	.13
Net gain (loss) on investments (realized and unrealized)	(.60)	2.93	4.07	5.48	4.96	6.19
Total from investment operations	(.64)	2.83	4.10	5.57	4.95	6.32
Less distributions from:
Net investment income	—	(.58)	(.49)	(.24)	(.46)	(.11)
Net realized gains	—	(.29)	(.75)	(.44)	(1.52)	—
Total distributions	—	(.87)	(1.24)	(.68)	(1.98)	(.11)
Net asset value, end of period	$53.36	$54.00	$52.04	$49.18	$44.29	$41.32

Total Return[c]	(1.19%)	5.55%	8.57%	12.62%	12.11%	18.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,264	$28,380	$23,799	$17,717	$14,125	$11,699
Ratios to average net assets:
Net investment income (loss)	(0.14%)	(0.20%)	0.05%	0.20%	(0.02%)	0.37%
Total expenses	2.39%	2.36%	2.35%	2.35%	2.37%	2.35%
Portfolio turnover rate	46%	75%	104%	87%	112%	230%

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$59.15	$56.50	$52.94	$47.39	$43.87	$37.08
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.31	.39	.37	.24	.35
Net gain (loss) on investments (realized and unrealized)	(.70)	3.21	4.41	5.86	5.26	6.55
Total from investment operations	(.49)	3.52	4.80	6.23	5.50	6.90
Less distributions from:
Net investment income	—	(.58)	(.49)	(.24)	(.46)	(.11)
Net realized gains	—	(.29)	(.75)	(.44)	(1.52)	—
Total distributions	—	(.87)	(1.24)	(.68)	(1.98)	(.11)
Net asset value, end of period	$58.66	$59.15	$56.50	$52.94	$47.39	$43.87

Total Return[c]	(0.83%)	6.35%	9.29%	13.19%	12.66%	18.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,499	$35,387	$65,702	$49,751	$27,162	$10,148
Ratios to average net assets:
Net investment income (loss)	0.72%	0.54%	0.72%	0.74%	0.51%	0.93%
Total expenses	1.64%	1.61%	1.66%	1.85%	1.87%	1.85%
Portfolio turnover rate	46%	75%	104%	87%	112%	230%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 26, 2001
H-Class	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	7.5%
NVIDIA Corp.	5.9%
Broadcom Ltd.	5.6%
Texas Instruments, Inc.	5.5%
QUALCOMM, Inc.	5.0%
Applied Materials, Inc.	4.3%
Micron Technology, Inc.	3.7%
Analog Devices, Inc.	3.2%
Lam Research Corp.	3.1%
Microchip Technology, Inc.	2.5%
Top Ten Total	46.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	12.59%	29.54%	22.00%	6.11%
A-Class Shares	12.45%	29.21%	21.71%	5.83%
A-Class Shares with sales charge‡	7.11%	23.07%	20.53%	5.31%
C-Class Shares	12.03%	28.25%	20.77%	5.07%
C-Class Shares with CDSC§	11.03%	27.25%	20.77%	5.07%
H-Class Shares**	12.45%	29.22%	21.49%	5.65%
S&P 500 Information Technology Index	13.14%	28.88%	17.44%	10.94%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
ELECTRONICS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Semiconductors - 93.8%
Intel Corp.	63,612	$2,422,345
NVIDIA Corp.	10,582	1,891,744
Broadcom Ltd.	7,382	1,790,430
Texas Instruments, Inc.	19,567	1,753,986
QUALCOMM, Inc.	31,072	1,610,772
Applied Materials, Inc.	26,274	1,368,613
Micron Technology, Inc.*	30,469	1,198,346
Analog Devices, Inc.	11,862	1,022,149
Lam Research Corp.	5,310	982,562
Microchip Technology, Inc.	8,924	801,197
Xilinx, Inc.	10,762	762,272
Skyworks Solutions, Inc.	7,358	749,780
KLA-Tencor Corp.	7,046	746,876
Maxim Integrated Products, Inc.	13,862	661,356
Advanced Micro Devices, Inc.*	50,769	647,305
NXP Semiconductor N.V.*	5,647	638,619
Taiwan Semiconductor Manufacturing Company Ltd. ADR	15,704	589,685
Qorvo, Inc.*	7,436	525,576
Marvell Technology Group Ltd.	29,057	520,120
ON Semiconductor Corp.*	27,974	516,680
Teradyne, Inc.	13,194	492,004
ASML Holding N.V. — Class G	2,852	488,262
Microsemi Corp.*	8,765	451,222
MKS Instruments, Inc.	4,356	411,424
STMicroelectronics N.V. — Class Y	21,100	409,762
Cypress Semiconductor Corp.	26,791	402,401
Silicon Motion Technology Corp. ADR[1]	8,330	400,090
Mellanox Technologies Ltd.*	8,309	391,769
Cavium, Inc.*	5,853	385,947
Monolithic Power Systems, Inc.	3,551	378,359
Entegris, Inc.*	12,391	357,480
Silicon Laboratories, Inc.*	4,133	330,227
Cirrus Logic, Inc.*	6,005	320,187
Integrated Device Technology, Inc.*	11,827	314,362
MACOM Technology Solutions Holdings, Inc.*	7,012	312,805
Semtech Corp.*	8,069	302,991
Amkor Technology, Inc.*	27,750	292,763
Power Integrations, Inc.	3,639	266,375
Cabot Microelectronics Corp.	3,278	262,011
Ambarella, Inc.*,1	5,342	261,811
Brooks Automation, Inc.	8,390	254,720
MaxLinear, Inc. — Class A*	10,210	242,488
Inphi Corp.*	5,930	235,362
Rambus, Inc.*	16,402	218,967
Synaptics, Inc.*	5,263	206,204
Xperi Corp.	7,616	192,685
Veeco Instruments, Inc.*	8,320	178,048
Impinj, Inc.*,1	4,160	173,098
Total Semiconductors		30,134,237

Electrical Components & Equipment - 1.6%
Advanced Energy Industries, Inc.*	4,042	326,432
SunPower Corp. — Class A*,1	24,135	175,944
Total Electrical Components & Equipment		502,376

Energy-Alternate Sources - 1.2%
First Solar, Inc.*	8,433	386,906

Chemicals - 1.1%
Versum Materials, Inc.	9,470	367,625

Building Materials - 1.0%
Cree, Inc.*	11,368	320,464

Telecommunications - 0.8%
Acacia Communications, Inc.*,1	5,682	267,622

Total Common Stocks
(Cost $25,657,344)		31,979,230

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.5%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$86,334	86,334
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	43,167	43,167
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	43,134	43,134
Total Repurchase Agreements
(Cost $172,635)		172,635

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.6%
First American Government Obligations Fund — Class Z, 0.89%[4]	818,235	818,235
Total Securities Lending Collateral
(Cost $818,235)		818,235

Total Investments - 102.6%
(Cost $26,648,214)		$32,970,100
Other Assets & Liabilities, net - (2.6)%		(822,642)
Total Net Assets - 100.0%		$32,147,458

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
ELECTRONICS FUND

Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$31,979,230	$—	$—	$31,979,230
Repurchase Agreement	—	172,635	—	172,635
Securities Lending Collateral	818,235	—	—	818,235
Total Assets	$32,797,465	$172,635	$—	$32,970,100

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $805,663 of securities loaned (cost $26,475,579)	$32,797,465
Repurchase agreements, at value (cost $172,635)	172,635
Cash	7,611
Receivables:
Fund shares sold	24,940
Dividends	6,892
Securities lending income	3,665
Interest	10
Total assets	33,013,218

Liabilities:
Payable for:
Return of securities loaned	818,235
Management fees	20,131
Transfer agent and administrative fees	5,921
Fund shares redeemed	5,160
Distribution and service fees	3,021
Portfolio accounting fees	2,368
Miscellaneous	10,924
Total liabilities	865,760
Commitments and contingent liabilities (Note 10)	—
Net assets	$32,147,458

Net assets consist of:
Paid in capital	$23,635,742
Undistributed net investment income	18,721
Accumulated net realized gain on investments	2,171,109
Net unrealized appreciation on investments	6,321,886
Net assets	$32,147,458

Investor Class:
Net assets	$22,921,013
Capital shares outstanding	185,086
Net asset value per share	$123.84

A-Class:
Net assets	$2,346,973
Capital shares outstanding	20,258
Net asset value per share	$115.85
Maximum offering price per share (Net asset value divided by 95.25%)	$121.63

C-Class:
Net assets	$2,115,721
Capital shares outstanding	20,114
Net asset value per share	$105.19

H-Class:
Net assets	$4,763,751
Capital shares outstanding	42,225
Net asset value per share	$112.82

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends	$383,576
Interest	1,089
Income from securities lending, net	46,294
Total investment income	430,959

Expenses:
Management fees	246,863
Distribution and service fees:
A-Class	5,035
C-Class	11,864
H-Class	18,811
Transfer agent and administrative fees	72,606
Registration fees	41,615
Portfolio accounting fees	29,042
Custodian fees	4,028
Trustees’ fees*	3,218
Line of credit fees	493
Miscellaneous	6,495
Total expenses	440,070
Net investment loss	(9,111)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,997,218
Net realized gain	10,997,218
Net change in unrealized appreciation (depreciation) on:
Investments	(7,674,237)
Net change in unrealized appreciation (depreciation)	(7,674,237)
Net realized and unrealized gain	3,322,981
Net increase in net assets resulting from operations	$3,313,870

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(9,111)	$27,832
Net realized gain on investments	10,997,218	1,912,633
Net change in unrealized appreciation (depreciation) on investments	(7,674,237)	8,829,509
Net increase in net assets resulting from operations	3,313,870	10,769,974

Capital share transactions:
Proceeds from sale of shares
Investor Class	79,265,685	256,339,415
A-Class	3,439,024	11,788,211
C-Class	1,379,847	4,290,342
H-Class	133,818,979	135,688,569
Cost of shares redeemed
Investor Class	(110,414,692)	(221,085,468)
A-Class	(5,843,991)	(9,887,302)
C-Class	(2,058,663)	(2,834,033)
H-Class	(152,572,583)	(125,204,966)
Net increase (decrease) from capital share transactions	(52,986,394)	49,094,768
Net increase (decrease) in net assets	(49,672,524)	59,864,742

Net assets:
Beginning of period	81,819,982	21,955,240
End of period	$32,147,458	$81,819,982
Undistributed net investment income at end of period	$18,721	$27,832

Capital share activity:
Shares sold
Investor Class	690,289	2,814,942
A-Class	32,826	134,060
C-Class	14,090	53,496
H-Class	1,309,827	1,726,169
Shares redeemed
Investor Class	(975,405)	(2,445,893)
A-Class	(55,354)	(114,387)
C-Class	(21,193)	(36,554)
H-Class	(1,498,172)	(1,647,057)
Net increase (decrease) in shares	(503,092)	484,776

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$110.00	$81.23	$83.54	$69.82	$52.11	$55.09
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.15	.02	.29	(.04)	.22
Net gain (loss) on investments (realized and unrealized)	13.79	28.62	(2.20)	13.43	17.79	(3.20)
Total from investment operations	13.84	28.77	(2.18)	13.72	17.75	(2.98)
Less distributions from:
Net investment income	—	—	(.13)	—	(.04)	—
Total distributions	—	—	(.13)	—	(.04)	—
Net asset value, end of period	$123.84	$110.00	$81.23	$83.54	$69.82	$52.11

Total Return[c]	12.59%	35.41%	(2.61%)	19.65%	34.07%	(5.41%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,921	$51,722	$8,217	$18,144	$9,655	$2,942
Ratios to average net assets:
Net investment income (loss)	0.09%	0.16%	0.02%	0.38%	(0.07%)	0.45%
Total expenses	1.39%	1.38%	1.34%	1.35%	1.37%	1.35%
Portfolio turnover rate	280%	643%	769%	562%	1,436%	1,640%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$103.03	$76.25	$78.62	$65.87	$49.29	$52.23
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.18)	(.20)	(.17)	(.33)	.24
Net gain (loss) on investments (realized and unrealized)	12.86	26.96	(2.04)	12.92	16.95	(3.18)
Total from investment operations	12.82	26.78	(2.24)	12.75	16.62	(2.94)
Less distributions from:
Net investment income	—	—	(.13)	—	(.04)	—
Total distributions	—	—	(.13)	—	(.04)	—
Net asset value, end of period	$115.85	$103.03	$76.25	$78.62	$65.87	$49.29

Total Return[c]	12.45%	35.11%	(2.84%)	19.36%	33.72%	(5.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,347	$4,408	$1,762	$1,680	$5,329	$299
Ratios to average net assets:
Net investment income (loss)	(0.07%)	(0.19%)	(0.26%)	(0.24%)	(0.59%)	0.51%
Total expenses	1.64%	1.63%	1.60%	1.61%	1.62%	1.60%
Portfolio turnover rate	280%	643%	769%	562%	1,436%	1,640%

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$93.90	$70.02	$72.76	$61.40	$46.32	$49.50
Income (loss) from investment operations:
Net investment income (loss)[b]	(.42)	(.69)	(.63)	(.35)	(.54)	(.18)
Net gain (loss) on investments (realized and unrealized)	11.71	24.57	(1.98)	11.71	15.66	(3.00)
Total from investment operations	11.29	23.88	(2.61)	11.36	15.12	(3.18)
Less distributions from:
Net investment income	—	—	(.13)	—	(.04)	—
Total distributions	—	—	(.13)	—	(.04)	—
Net asset value, end of period	$105.19	$93.90	$70.02	$72.76	$61.40	$46.32

Total Return[c]	12.03%	34.09%	(3.58%)	18.50%	32.65%	(6.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,116	$2,556	$719	$1,280	$1,043	$667
Ratios to average net assets:
Net investment income (loss)	(0.86%)	(0.85%)	(0.91%)	(0.55%)	(1.03%)	(0.41%)
Total expenses	2.39%	2.38%	2.35%	2.35%	2.37%	2.35%
Portfolio turnover rate	280%	643%	769%	562%	1,436%	1,640%

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$100.33	$74.32	$76.66	$64.40	$48.33	$51.40
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.08)	(.30)	.06	(.17)	(.12)
Net gain (loss) on investments (realized and unrealized)	12.59	26.09	(1.91)	12.20	16.28	(2.95)
Total from investment operations	12.49	26.01	(2.21)	12.26	16.11	(3.07)
Less distributions from:
Net investment income	—	—	(.13)	—	(.04)	—
Total distributions	—	—	(.13)	—	(.04)	—
Net asset value, end of period	$112.82	$100.33	$74.32	$76.66	$64.40	$48.33

Total Return[c]	12.45%	34.98%	(2.88%)	19.04%	33.34%	(5.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,764	$23,134	$11,257	$6,285	$3,577	$1,288
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.09%)	(0.40%)	0.09%	(0.29%)	(0.26%)
Total expenses	1.64%	1.63%	1.74%	1.85%	1.87%	1.85%
Portfolio turnover rate	280%	643%	769%	562%	1,436%	1,640%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 21, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	May 5, 1998

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	6.0%
Chevron Corp.	4.8%
Schlumberger Ltd.	3.2%
ConocoPhillips	2.6%
EOG Resources, Inc.	2.4%
Occidental Petroleum Corp.	2.3%
Phillips 66	2.3%
Kinder Morgan, Inc.	2.1%
Halliburton Co.	2.1%
Baker Hughes a GE Co.	2.0%
Top Ten Total	29.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	(5.73%)	(6.00%)	(4.39%)	(2.77%)
A-Class Shares	(5.84%)	(6.23%)	(4.60%)	(3.01%)
A-Class Shares with sales charge‡	(10.31%)	(10.68%)	(5.53%)	(3.48%)
C-Class Shares	(6.19%)	(6.96%)	(5.35%)	(3.74%)
C-Class Shares with CDSC§	(7.13%)	(7.89%)	(5.35%)	(3.74%)
H-Class Shares**	(5.85%)	(6.28%)	(4.78%)	(3.21%)
S&P 500 Energy Index	0.05%	0.16%	1.02%	1.00%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
ENERGY FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Oil & Gas - 71.8%
Exxon Mobil Corp.	27,852	$2,283,306
Chevron Corp.	15,455	1,815,962
ConocoPhillips	19,651	983,533
EOG Resources, Inc.	9,419	911,194
Occidental Petroleum Corp.	13,482	865,679
Phillips 66	9,363	857,744
Valero Energy Corp.	9,671	743,990
Anadarko Petroleum Corp.	13,851	676,621
Marathon Petroleum Corp.	11,993	672,567
Pioneer Natural Resources Co.	4,156	613,176
Devon Energy Corp.	14,785	542,757
Concho Resources, Inc.*	4,023	529,910
Apache Corp.	11,400	522,120
Hess Corp.	10,219	479,169
Andeavor	4,608	475,315
Continental Resources, Inc.*	12,129	468,301
Noble Energy, Inc.	16,095	456,454
Marathon Oil Corp.	31,698	429,825
Cabot Oil & Gas Corp. — Class A	15,800	422,650
Equities Corp.	6,247	407,554
Petroleo Brasileiro S.A. ADR*	39,548	397,062
Cimarex Energy Co.	3,490	396,708
Transocean Ltd.*,1	36,781	395,764
BP plc ADR	10,243	393,638
Royal Dutch Shell plc — Class A ADR	6,470	391,953
Diamondback Energy, Inc.*	3,802	372,444
Parsley Energy, Inc. — Class A*	13,746	362,070
Encana Corp.	29,997	353,365
Suncor Energy, Inc.	9,591	335,973
Ensco plc — Class A1	54,229	323,747
HollyFrontier Corp.	8,784	315,960
RSP Permian, Inc.*	8,839	305,741
Newfield Exploration Co.*	10,227	303,435
Antero Resources Corp.*	15,042	299,336
Rice Energy, Inc.*	10,341	299,269
Energen Corp.*	5,142	281,165
Helmerich & Payne, Inc.[1]	5,381	280,404
Range Resources Corp.	14,047	274,900
Centennial Resource Development, Inc. — Class A*,1	15,098	271,311
WPX Energy, Inc.*	23,413	269,250
Patterson-UTI Energy, Inc.	12,282	257,185
Murphy Oil Corp.	9,675	256,968
Canadian Natural Resources Ltd.	7,646	256,065
Chesapeake Energy Corp.*,1	56,288	242,038
Laredo Petroleum, Inc.*	17,506	226,353
Kosmos Energy Ltd.*	27,830	221,527
PDC Energy, Inc.*	4,457	218,527
Matador Resources Co.*	7,953	215,924
Southwestern Energy Co.*	34,755	212,353
PBF Energy, Inc. — Class A1	7,568	208,952
Extraction Oil & Gas, Inc.*	13,212	203,333
Gulfport Energy Corp.*	13,638	195,569
Nabors Industries Ltd.	23,276	187,837
Callon Petroleum Co.*	16,570	186,247
SRC Energy, Inc.*	19,183	185,500
Delek US Holdings, Inc.	6,678	178,503
Oasis Petroleum, Inc.*	19,543	178,232
Whiting Petroleum Corp.*	32,471	177,292
QEP Resources, Inc.*	20,664	177,090
SM Energy Co.[1]	9,670	171,546
Diamond Offshore Drilling, Inc.*,1	11,426	165,677
Rowan Companies plc — Class A*	12,347	158,659
Statoil ASA ADR	7,830	157,305
Carrizo Oil & Gas, Inc.*	9,157	156,859
Ultra Petroleum Corp.*	17,120	148,430
Halcon Resources Corp.*	18,390	125,052
Atwood Oceanics, Inc.*,1	11,313	106,229
Resolute Energy Corp.*,1	3,541	105,132
California Resources Corp.*,1	8,353	87,372
Sanchez Energy Corp.*,1	16,463	79,352
Total Oil & Gas		27,228,430

Oil & Gas Services - 14.1%
Schlumberger Ltd.	17,241	1,202,732
Halliburton Co.	17,042	784,443
Baker Hughes a GE Co.	20,842	763,234
National Oilwell Varco, Inc.	12,446	444,696
TechnipFMC plc*	11,212	313,039
RPC, Inc.[1]	11,225	278,268
Core Laboratories N.V.[1]	2,129	210,132
Oceaneering International, Inc.	7,186	188,776
Keane Group, Inc.*,1	10,768	179,610
McDermott International, Inc.*	23,752	172,677
C&J Energy Services, Inc.*	5,410	162,138
Superior Energy Services, Inc.*	13,887	148,313
Dril-Quip, Inc.*	3,300	145,695
Forum Energy Technologies, Inc.*	8,990	142,941
Oil States International, Inc.*	5,199	131,795
Basic Energy Services, Inc.*,1	5,030	97,079
Total Oil & Gas Services		5,365,568

Pipelines - 9.6%
Kinder Morgan, Inc.	41,760	800,956
Williams Companies, Inc.	20,004	600,320
ONEOK, Inc.	9,807	543,406
Cheniere Energy, Inc.*	8,782	395,541
Targa Resources Corp.	7,985	377,691
Enbridge, Inc.	7,153	299,282
Plains GP Holdings, LP — Class A	13,071	285,863
TransCanada Corp.	3,608	178,343
SemGroup Corp. — Class A	6,190	177,963
Total Pipelines		3,659,365

Coal - 1.6%
CONSOL Energy, Inc.*	14,494	245,528
Peabody Energy Corp.*	6,860	199,009
Arch Coal, Inc. — Class A1	2,204	158,115
Total Coal		602,652

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
ENERGY FUND

	Shares	Value

Mining - 0.9%
US Silica Holdings, Inc.	6,116	$190,024
Fairmount Santrol Holdings, Inc.*,1	28,142	134,519
Total Mining		324,543

Metal Fabricate & Hardware - 0.5%
Tenaris S.A. ADR	7,195	203,691

Transportation - 0.5%
Golar LNG Ltd.	7,999	180,857

Retail - 0.5%
World Fuel Services Corp.	5,219	176,976

Energy-Alternate Sources - 0.2%
Green Plains, Inc.	3,466	69,840

Total Common Stocks
(Cost $34,484,463)		37,811,922

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.4%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$83,489	83,489
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	41,745	41,745
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	41,713	41,713
Total Repurchase Agreements
(Cost $166,947)		166,947

	Shares

SECURITIES LENDING COLLATERAL†,3 - 5.6%
First American Government Obligations Fund — Class Z, 0.89%[4]	2,136,508	2,136,508
Total Securities Lending Collateral
(Cost $2,136,508)		2,136,508

Total Investments - 105.7%
(Cost $36,787,918)		$40,115,377
Other Assets & Liabilities, net - (5.7)%		(2,159,987)
Total Net Assets - 100.0%		$37,955,390

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
ENERGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$37,811,922	$—	$—	$37,811,922
Repurchase Agreement	—	166,947	—	166,947
Securities Lending Collateral	2,136,508	—	—	2,136,508
Total Assets	$39,948,430	$166,947	$—	$40,115,377

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $2,067,543 of securities loaned (cost $36,620,971)	$39,948,430
Repurchase agreements, at value (cost $166,947)	166,947
Cash	271
Receivables:
Fund shares sold	267,828
Dividends	17,254
Securities lending income	1,395
Interest	9
Total assets	40,402,134

Liabilities:
Payable for:
Return of securities loaned	2,136,508
Fund shares redeemed	275,083
Management fees	18,118
Transfer agent and administrative fees	5,329
Distribution and service fees	4,116
Portfolio accounting fees	2,131
Miscellaneous	5,459
Total liabilities	2,446,744
Commitments and contingent liabilities (Note 10)	—
Net assets	$37,955,390

Net assets consist of:
Paid in capital	$45,855,263
Undistributed net investment income	437,629
Accumulated net realized loss on investments	(11,664,961)
Net unrealized appreciation on investments	3,327,459
Net assets	$37,955,390

Investor Class:
Net assets	$27,547,418
Capital shares outstanding	371,131
Net asset value per share	$74.23

A-Class:
Net assets	$4,064,711
Capital shares outstanding	58,451
Net asset value per share	$69.54
Maximum offering price per share (Net asset value divided by 95.25%)	$73.01

C-Class:
Net assets	$3,791,284
Capital shares outstanding	61,150
Net asset value per share	$62.00

H-Class:
Net assets	$2,551,977
Capital shares outstanding	37,819
Net asset value per share	$67.48

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $4,110)	$449,796
Interest	568
Income from securities lending, net	5,589
Total investment income	455,953

Expenses:
Management fees	126,192
Distribution and service fees:
A-Class	4,933
C-Class	18,251
H-Class	5,487
Transfer agent and administrative fees	37,115
Registration fees	15,786
Portfolio accounting fees	14,846
Trustees’ fees*	2,128
Custodian fees	2,037
Line of credit fees	39
Miscellaneous	8,417
Total expenses	235,231
Net investment income	220,722

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,893,433)
Net realized loss	(2,893,433)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,393,712)
Net change in unrealized appreciation (depreciation)	(1,393,712)
Net realized and unrealized loss	(4,287,145)
Net decrease in net assets resulting from operations	$(4,066,423)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$220,722	$216,907
Net realized gain (loss) on investments	(2,893,433)	16,836,670
Net change in unrealized appreciation (depreciation) on investments	(1,393,712)	(7,539,822)
Net increase (decrease) in net assets resulting from operations	(4,066,423)	9,513,755

Distributions to shareholders from:
Net investment income
Investor Class	—	(351,546)
A-Class	—	(49,747)
C-Class	—	(41,247)
H-Class	—	(34,258)
Total distributions to shareholders	—	(476,798)

Capital share transactions:
Proceeds from sale of shares
Investor Class	54,718,730	493,753,144
A-Class	2,273,179	16,971,738
C-Class	964,116	3,666,194
H-Class	142,441,844	171,920,788
Distributions reinvested
Investor Class	—	348,105
A-Class	—	48,237
C-Class	—	40,264
H-Class	—	34,251
Cost of shares redeemed
Investor Class	(49,819,261)	(498,261,928)
A-Class	(2,817,124)	(19,236,171)
C-Class	(1,240,143)	(4,323,277)
H-Class	(140,651,726)	(173,329,752)
Net increase (decrease) from capital share transactions	5,869,615	(8,368,407)
Net increase in net assets	1,803,192	668,550

Net assets:
Beginning of period	36,152,198	35,483,648
End of period	$37,955,390	$36,152,198
Undistributed net investment income at end of period	$437,629	$216,907

Capital share activity:
Shares sold
Investor Class	765,198	6,399,342	*
A-Class	33,266	236,733	*
C-Class	16,437	56,272	*
H-Class	2,190,820	2,421,978	*
Shares issued from reinvestment of distributions
Investor Class	—	4,391	*
A-Class	—	648	*
C-Class	—	603	*
H-Class	—	474	*
Shares redeemed
Investor Class	(702,499)	(6,428,844	)*
A-Class	(42,246)	(270,062	)*
C-Class	(20,820)	(65,587	)*
H-Class	(2,188,667)	(2,432,686	)*
Net increase (decrease) in shares	51,489	(76,738	)*

*	Capital share activity for the period presented through March 31, 2017, has been restated to reflect a 1:4 reverse share split effective November 7, 2016 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$78.73	$66.61	$92.98	$118.79	$104.48	$98.30
Income (loss) from investment operations:
Net investment income (loss)[b]	.53	.40	1.12	.84	.60	.48
Net gain (loss) on investments (realized and unrealized)	(5.03)	12.24	(26.37)	(26.21)	13.71	7.58
Total from investment operations	(4.50)	12.64	(25.25)	(25.37)	14.31	8.06
Less distributions from:
Net investment income	—	(.52)	(.52)	(.44)	—	(.28)
Net realized gains	—	—	(.60)	—	—	—
Return of capital	—	—	—	—	—	(1.60)
Total distributions	—	(.52)	(1.12)	(.44)	—	(1.88)
Net asset value, end of period	$74.23	$78.73	$66.61	$92.98	$118.79	$104.48

Total Return[c]	(5.73%)	18.99%	(27.30%)	(21.42%)	13.71%	8.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,547	$24,284	$22,216	$28,123	$35,546	$49,160
Ratios to average net assets:
Net investment income (loss)	1.49%	0.52%	1.38%	0.72%	0.55%	0.52%
Total expenses	1.39%	1.37%	1.35%	1.35%	1.37%	1.35%
Portfolio turnover rate	604%	996%	595%	463%	231%	248%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$73.86	$62.67	$87.76	$112.30	$99.06	$93.54
Income (loss) from investment operations:
Net investment income (loss)[b]	.47	.23	.76	.48	.32	.32
Net gain (loss) on investments (realized and unrealized)	(4.79)	11.48	(24.73)	(24.58)	12.92	7.08
Total from investment operations	(4.32)	11.71	(23.97)	(24.10)	13.24	7.40
Less distributions from:
Net investment income	—	(.52)	(.52)	(.44)	—	(.28)
Net realized gains	—	—	(.60)	—	—	—
Return of capital	—	—	—	—	—	(1.60)
Total distributions	—	(.52)	(1.12)	(.44)	—	(1.88)
Net asset value, end of period	$69.54	$73.86	$62.67	$87.76	$112.30	$99.06

Total Return[c]	(5.84%)	18.65%	(27.46%)	(21.49%)	13.37%	8.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,065	$4,980	$6,274	$4,671	$6,624	$5,586
Ratios to average net assets:
Net investment income (loss)	1.40%	0.31%	1.02%	0.43%	0.30%	0.38%
Total expenses	1.64%	1.62%	1.60%	1.60%	1.62%	1.60%
Portfolio turnover rate	604%	996%	595%	463%	231%	248%

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$66.10	$56.55	$79.93	$103.21	$91.72	$87.40
Income (loss) from investment operations:
Net investment income (loss)[b]	.18	(.29)	.08	(.02)	(.48)	(.36)
Net gain (loss) on investments (realized and unrealized)	(4.28)	10.36	(22.34)	(22.64)	11.97	6.56
Total from investment operations	(4.10)	10.07	(22.26)	(22.84)	11.49	6.20
Less distributions from:
Net investment income	—	(.52)	(.52)	(.44)	—	(.28)
Net realized gains	—	—	(.60)	—	—	—
Return of capital	—	—	—	—	—	(1.60)
Total distributions	—	(.52)	(1.12)	(.44)	—	(1.88)
Net asset value, end of period	$62.00	$66.10	$56.55	$79.93	$103.21	$91.72

Total Return[c]	(6.19%)	17.76%	(28.01%)	(22.18%)	12.52%	7.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,791	$4	$4,198	$6,754	$8,357	$9,693
Ratios to average net assets:
Net investment income (loss)	0.62%	(0.45%)	0.15%	(0.20%)	(0.52%)	(0.45%)
Total expenses	2.39%	2.37%	2.35%	2.35%	2.37%	2.35%
Portfolio turnover rate	604%	996%	595%	463%	231%	248%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

ENERGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d,e]	Year Ended March 31, 2015[d,e]	Year Ended March 31, 2014[d,e]	Year Ended March 28, 2013[d,e]
Per Share Data
Net asset value, beginning of period	$71.68	$60.90	$85.36	$109.61	$96.92	$91.78
Income (loss) from investment operations:
Net investment income (loss)[b]	.72	.02	.40	.28	(.08)	.04
Net gain (loss) on investments (realized and unrealized)	(4.92)	11.28	(23.74)	(24.09)	12.77	6.98
Total from investment operations	(4.20)	11.30	(23.34)	(23.81)	12.69	7.02
Less distributions from:
Net investment income	—	(.52)	(.52)	(.44)	—	(.28)
Net realized gains	—	—	(.60)	—	—	—
Return of capital	—	—	—	—	—	(1.60)
Total distributions	—	(.52)	(1.12)	(.44)	—	(1.88)
Net asset value, end of period	$67.48	$71.68	$60.90	$85.36	$109.61	$96.92

Total Return[c]	(5.85%)	18.57%	(27.53%)	(21.76%)	13.08%	7.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,552	$2,556	$2,795	$6,452	$4,764	$5,272
Ratios to average net assets:
Net investment income (loss)	2.27%	0.03%	0.55%	0.27%	(0.09%)	0.06%
Total expenses	1.64%	1.63%	1.70%	1.85%	1.87%	1.85%
Portfolio turnover rate	604%	996%	595%	463%	231%	248%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016 — See Note 9.
[e]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	12.9%
Halliburton Co.	10.0%
Baker Hughes a GE Co.	9.7%
National Oilwell Varco, Inc.	5.7%
Transocean Ltd.	4.0%
Helmerich & Payne, Inc.	3.6%
RPC, Inc.	3.5%
Ensco plc — Class A	3.4%
Patterson-UTI Energy, Inc.	3.3%
TechnipFMC plc	3.2%
Top Ten Total	59.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	(14.52%)	(9.40%)	(10.59%)	(7.38%)
A-Class Shares	(14.61%)	(9.55%)	(10.80%)	(7.61%)
A-Class Shares with sales charge‡	(18.68%)	(13.84%)	(11.67%)	(8.06%)
C-Class Shares	(14.94%)	(10.26%)	(11.48%)	(8.30%)
C-Class Shares with CDSC§	(15.79%)	(11.15%)	(11.48%)	(8.30%)
H-Class Shares**	(14.69%)	(9.66%)	(10.98%)	(7.82%)
S&P 500 Energy Index	0.05%	0.16%	1.02%	1.00%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
ENERGY SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Oil & Gas Services - 69.2%
Schlumberger Ltd.	35,157	$2,452,553
Halliburton Co.	41,340	1,902,880
Baker Hughes a GE Co.	50,556	1,851,361
National Oilwell Varco, Inc.	30,176	1,078,188
RPC, Inc.[1]	27,229	675,007
TechnipFMC plc*	22,174	619,098
Core Laboratories N.V.[1]	4,644	458,363
Oceaneering International, Inc.	17,427	457,807
Keane Group, Inc.*,1	26,135	435,932
McDermott International, Inc.*	57,616	418,868
C&J Energy Services, Inc.*	13,392	401,358
Dril-Quip, Inc.*	8,183	361,279
Superior Energy Services, Inc.*	33,678	359,681
Forum Energy Technologies, Inc.*	21,814	346,843
ProPetro Holding Corp.*	24,040	344,974
Oil States International, Inc.*	12,876	326,407
Helix Energy Solutions Group, Inc.*	39,867	294,617
Basic Energy Services, Inc.*,1	12,457	240,420
Bristow Group, Inc.[1]	17,625	164,794
Total Oil & Gas Services		13,190,430

Oil & Gas - 23.9%
Transocean Ltd.*,1	71,652	770,975
Helmerich & Payne, Inc.[1]	13,318	694,001
Ensco plc — Class A1	108,335	646,760
Patterson-UTI Energy, Inc.	29,798	623,970
Nabors Industries Ltd.	56,459	455,624
Diamond Offshore Drilling, Inc.*,1	27,706	401,737
Rowan Companies plc — Class A*	29,955	384,922
Unit Corp.*	15,451	317,982
Atwood Oceanics, Inc.*,1	27,438	257,643
Total Oil & Gas		4,553,614

Mining - 4.1%
US Silica Holdings, Inc.	14,819	460,427
Fairmount Santrol Holdings, Inc.*,1	68,253	326,249
Total Mining		786,676

Metal Fabricate & Hardware - 2.2%
Tenaris S.A. ADR	15,026	425,386

Total Common Stocks
(Cost $16,381,483)		18,956,106

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.3%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	30,332	30,332
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	15,166	15,166
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	15,154	15,154
Total Repurchase Agreements
(Cost $60,652)		60,652

	Shares

SECURITIES LENDING COLLATERAL†,3 - 16.9%
First American Government Obligations Fund — Class Z, 0.89%[4]	3,214,384	3,214,384
Total Securities Lending Collateral
(Cost $3,214,384)		3,214,384

Total Investments - 116.6%
(Cost $19,656,519)		$22,231,142
Other Assets & Liabilities, net - (16.6)%		(3,162,316)
Total Net Assets - 100.0%		$19,068,826

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
ENERGY SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,956,106	$—	$—	$18,956,106
Repurchase Agreement	—	60,652	—	60,652
Securities Lending Collateral	3,214,384	—	—	3,214,384
Total Assets	$22,170,490	$60,652	$—	$22,231,142

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $3,143,621 of securities loaned (cost $19,595,867)	$22,170,490
Repurchase agreements, at value (cost $60,652)	60,652
Receivables:
Fund shares sold	176,239
Dividends	18,321
Securities lending income	2,237
Interest	3
Total assets	22,427,942

Liabilities:
Payable for:
Return of securities loaned	3,214,384
Fund shares redeemed	128,576
Management fees	9,516
Transfer agent and administrative fees	2,799
Distribution and service fees	2,267
Portfolio accounting fees	1,120
Miscellaneous	454
Total liabilities	3,359,116
Commitments and contingent liabilities (Note 10)	—
Net assets	$19,068,826

Net assets consist of:
Paid in capital	$40,173,319
Undistributed net investment income	267,489
Accumulated net realized loss on investments	(23,946,605)
Net unrealized appreciation on investments	2,574,623
Net assets	$19,068,826

Investor Class:
Net assets	$12,834,817
Capital shares outstanding	465,670
Net asset value per share	$27.56

A-Class:
Net assets	$1,016,061
Capital shares outstanding	39,157
Net asset value per share	$25.95
Maximum offering price per share (Net asset value divided by 95.25%)	$27.24

C-Class:
Net assets	$2,439,000
Capital shares outstanding	104,485
Net asset value per share	$23.34

H-Class:
Net assets	$2,778,948
Capital shares outstanding	110,517
Net asset value per share	$25.14

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $438)	$411,854
Interest	472
Income from securities lending, net	7,220
Total investment income	419,546

Expenses:
Management fees	70,285
Distribution and service fees:
A-Class	1,272
C-Class	12,180
H-Class	4,057
Transfer agent and administrative fees	20,672
Registration fees	19,357
Portfolio accounting fees	8,269
Custodian fees	1,244
Trustees’ fees*	1,199
Line of credit fees	112
Miscellaneous	(5,982)
Total expenses	132,665
Net investment income	286,881

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,510,955)
Net realized loss	(4,510,955)
Net change in unrealized appreciation (depreciation) on:
Investments	910,664
Net change in unrealized appreciation (depreciation)	910,664
Net realized and unrealized loss	(3,600,291)
Net decrease in net assets resulting from operations	$(3,313,410)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$286,881	$(57,835)
Net realized gain (loss) on investments	(4,510,955)	2,496,264
Net change in unrealized appreciation (depreciation) on investments	910,664	(5,748,250)
Net decrease in net assets resulting from operations	(3,313,410)	(3,309,821)

Distributions to shareholders from:
Net investment income
Investor Class	—	(72,838)
A-Class	—	(10,527)
C-Class	—	(24,559)
H-Class	—	(17,351)
Total distributions to shareholders	—	(125,275)

Capital share transactions:
Proceeds from sale of shares
Investor Class	58,686,183	263,468,153
A-Class	1,089,368	8,139,379
C-Class	673,390	2,698,788
H-Class	123,542,632	250,508,623
Distributions reinvested
Investor Class	—	70,070
A-Class	—	10,195
C-Class	—	24,152
H-Class	—	17,345
Cost of shares redeemed
Investor Class	(55,693,016)	(260,388,533)
A-Class	(1,188,304)	(9,647,003)
C-Class	(1,027,394)	(2,189,013)
H-Class	(124,204,266)	(245,387,042)
Net increase from capital share transactions	1,878,593	7,325,114
Net increase (decrease) in net assets	(1,434,817)	3,890,018

Net assets:
Beginning of period	20,503,643	16,613,625
End of period	$19,068,826	$20,503,643
Undistributed net investment income/Accumulated net investment loss at end of period	$267,489	$(19,392)

Capital share activity:
Shares sold
Investor Class	2,205,000	8,714,449
A-Class	41,378	268,911
C-Class	29,741	95,397
H-Class	5,233,309	8,533,238
Shares issued from reinvestment of distributions
Investor Class	—	2,229
A-Class	—	344
C-Class	—	899
H-Class	—	603
Shares redeemed
Investor Class	(2,104,005)	(8,687,119)
A-Class	(44,845)	(332,719)
C-Class	(43,973)	(81,589)
H-Class	(5,265,069)	(8,456,785)
Net increase in shares	51,536	57,858

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$32.24	$28.41	$39.36	$62.43	$54.43	$50.87
Income (loss) from investment operations:
Net investment income (loss)[b]	.54	.01	.29	.48	.02	(.05)
Net gain (loss) on investments (realized and unrealized)	(5.22)	4.07	(10.90)	(23.55)	7.98	3.61
Total from investment operations	(4.68)	4.08	(10.61)	(23.07)	8.00	3.56
Less distributions from:
Net investment income	—	(.25)	(.34)	—	—	—
Total distributions	—	(.25)	(.34)	—	—	—
Net asset value, end of period	$27.56	$32.24	$28.41	$39.36	$62.43	$54.43

Total Return[c]	(14.52%)	14.38%	(27.05%)	(36.95%)	14.70%	7.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,835	$11,757	$9,521	$16,144	$33,244	$26,097
Ratios to average net assets:
Net investment income (loss)	4.05%	0.03%	0.83%	0.86%	0.03%	(0.10%)
Total expenses	1.39%	1.38%	1.35%	1.36%	1.37%	1.35%
Portfolio turnover rate	960%	1,830%	1,241%	494%	350%	275%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$30.39	$26.86	$37.32	$59.34	$51.86	$48.59
Income (loss) from investment operations:
Net investment income (loss)[b]	.58	(.14)	.24	.25	(.13)	(.17)
Net gain (loss) on investments (realized and unrealized)	(5.02)	3.92	(10.36)	(22.27)	7.61	3.44
Total from investment operations	(4.44)	3.78	(10.12)	(22.02)	7.48	3.27
Less distributions from:
Net investment income	—	(.25)	(.34)	—	—	—
Total distributions	—	(.25)	(.34)	—	—	—
Net asset value, end of period	$25.95	$30.39	$26.86	$37.32	$59.34	$51.86

Total Return[c]	(14.61%)	14.09%	(27.22%)	(37.11%)	14.42%	6.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,016	$1,295	$2,849	$3,545	$7,557	$5,535
Ratios to average net assets:
Net investment income (loss)	4.60%	(0.47%)	0.73%	0.47%	(0.23%)	(0.37%)
Total expenses	1.64%	1.62%	1.59%	1.60%	1.62%	1.60%
Portfolio turnover rate	960%	1,830%	1,241%	494%	350%	275%

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$27.44	$24.46	$34.28	$54.92	$48.37	$45.66
Income (loss) from investment operations:
Net investment income (loss)[b]	.45	(.33)	(.05)	(.12)	(.50)	(.49)
Net gain (loss) on investments (realized and unrealized)	(4.55)	3.56	(9.43)	(20.52)	7.05	3.20
Total from investment operations	(4.10)	3.23	(9.48)	(20.64)	6.55	2.71
Less distributions from:
Net investment income	—	(.25)	(.34)	—	—	—
Total distributions	—	(.25)	(.34)	—	—	—
Net asset value, end of period	$23.34	$27.44	$24.46	$34.28	$54.92	$48.37

Total Return[c]	(14.94%)	13.22%	(27.76%)	(37.58%)	13.54%	5.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,439	$3,258	$2,544	$3,889	$8,616	$8,654
Ratios to average net assets:
Net investment income (loss)	3.91%	(1.23%)	(0.16%)	(0.24%)	(0.97%)	(1.11%)
Total expenses	2.39%	2.37%	2.35%	2.36%	2.37%	2.35%
Portfolio turnover rate	960%	1,830%	1,241%	494%	350%	275%

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$29.47	$26.07	$36.29	$57.89	$50.72	$47.64
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	(.08)	.05	.07	(.27)	(.25)
Net gain (loss) on investments (realized and unrealized)	(4.46)	3.73	(9.93)	(21.67)	7.44	3.33
Total from investment operations	(4.33)	3.65	(9.88)	(21.60)	7.17	3.08
Less distributions from:
Net investment income	—	(.25)	(.34)	—	—	—
Total distributions	—	(.25)	(.34)	—	—	—
Net asset value, end of period	$25.14	$29.47	$26.07	$36.29	$57.89	$50.72

Total Return[c]	(14.69%)	14.02%	(27.31%)	(37.33%)	14.14%	6.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,779	$4,193	$1,700	$1,814	$4,933	$9,685
Ratios to average net assets:
Net investment income (loss)	1.03%	(0.29%)	0.15%	0.13%	(0.50%)	(0.54%)
Total expenses	1.64%	1.62%	1.67%	1.86%	1.87%	1.85%
Portfolio turnover rate	960%	1,830%	1,241%	494%	350%	275%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 1998

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.4%
JPMorgan Chase & Co.	2.1%
Wells Fargo & Co.	1.9%
Bank of America Corp.	1.6%
Citigroup, Inc.	1.5%
Goldman Sachs Group, Inc.	1.1%
U.S. Bancorp	1.1%
Morgan Stanley	1.1%
BlackRock, Inc. — Class A	1.0%
American Express Co.	1.0%
Top Ten Total	14.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	7.31%	21.80%	12.96%	1.46%
A-Class Shares	7.16%	21.48%	12.68%	1.22%
A-Class Shares with sales charge‡	2.08%	15.71%	11.59%	0.73%
C-Class Shares	6.77%	20.59%	11.85%	0.48%
C-Class Shares with CDSC§	5.77%	19.59%	11.85%	0.48%
H-Class Shares**	7.19%	21.52%	12.54%	1.00%
S&P 500 Financials Index	9.71%	36.21%	17.62%	1.34%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
FINANCIAL SERVICES FUND

	Shares	Value

COMMON STOCKS† - 98.9%

Banks - 30.3%
JPMorgan Chase & Co.	11,478	$1,096,263
Wells Fargo & Co.	18,189	1,003,122
Bank of America Corp.	33,587	851,094
Citigroup, Inc.	10,390	755,768
Goldman Sachs Group, Inc.	2,435	577,557
U.S. Bancorp	10,503	562,856
Morgan Stanley	11,490	553,473
PNC Financial Services Group, Inc.	3,515	473,717
Bank of New York Mellon Corp.	8,323	441,285
Capital One Financial Corp.	4,610	390,283
BB&T Corp.	8,006	375,802
State Street Corp.	3,661	349,772
SunTrust Banks, Inc.	5,507	329,153
M&T Bank Corp.	1,940	312,418
Northern Trust Corp.	3,033	278,824
Fifth Third Bancorp	9,815	274,624
Royal Bank of Canada	3,450	266,858
Citizens Financial Group, Inc.	6,875	260,356
Toronto-Dominion Bank	4,587	258,110
HSBC Holdings plc ADR	5,213	257,574
Regions Financial Corp.	16,331	248,721
KeyCorp	13,200	248,424
First Republic Bank	2,367	247,257
Banco Bradesco S.A. ADR	22,277	246,606
Canadian Imperial Bank of Commerce	2,758	241,380
Deutsche Bank AG	13,757	237,721
ICICI Bank Ltd. ADR	26,739	228,886
Credit Suisse Group AG ADR*	14,421	227,852
Comerica, Inc.	2,980	227,255
Huntington Bancshares, Inc.	15,873	221,587
SVB Financial Group*	1,059	198,128
Zions Bancorporation	4,076	192,306
East West Bancorp, Inc.	2,929	175,096
Signature Bank*	1,293	165,556
CIT Group, Inc.	3,135	153,772
Cullen/Frost Bankers, Inc.	1,619	153,675
PacWest Bancorp	2,962	149,611
Commerce Bancshares, Inc.	2,540	146,736
Bank of the Ozarks	3,003	144,294
Synovus Financial Corp.	3,026	139,378
Webster Financial Corp.	2,574	135,264
Pinnacle Financial Partners, Inc.	1,970	131,892
FNB Corp.	9,360	131,321
Prosperity Bancshares, Inc.	1,994	131,066
Wintrust Financial Corp.	1,660	129,995
IBERIABANK Corp.	1,577	129,551
Texas Capital Bancshares, Inc.*	1,509	129,472
First Horizon National Corp.	6,641	127,175
Hancock Holding Co.	2,600	125,970
Umpqua Holdings Corp.	6,270	122,328
UMB Financial Corp.	1,627	121,195
Home BancShares, Inc.	4,770	120,299
United Bankshares, Inc.	3,230	119,995
Chemical Financial Corp.	2,190	114,449
MB Financial, Inc.	2,490	112,100
Fulton Financial Corp.	5,848	109,650
Cathay General Bancorp	2,672	107,414
Total Banks		15,762,286

REITs - 29.9%
American Tower Corp. — Class A	3,172	433,548
Simon Property Group, Inc.[1]	2,465	396,890
Crown Castle International Corp.	3,668	366,727
Public Storage	1,636	350,088
Equinix, Inc.	775	345,883
Prologis, Inc.	5,096	323,392
AvalonBay Communities, Inc.	1,699	303,136
Weyerhaeuser Co.	8,573	291,739
Equity Residential	4,323	285,015
Welltower, Inc.	4,038	283,791
Ventas, Inc.	4,110	267,684
Digital Realty Trust, Inc.	2,161	255,711
Essex Property Trust, Inc.	984	249,966
Boston Properties, Inc.	2,030	249,446
SBA Communications Corp.*	1,666	239,987
GGP, Inc.	11,504	238,938
Vornado Realty Trust	2,922	224,643
Realty Income Corp.	3,886	222,240
Annaly Capital Management, Inc.	17,432	212,496
Host Hotels & Resorts, Inc.	11,452	211,747
HCP, Inc.	7,277	202,519
Alexandria Real Estate Equities, Inc.	1,670	198,680
Mid-America Apartment Communities, Inc.	1,855	198,262
SL Green Realty Corp.	1,941	196,662
Extra Space Storage, Inc.	2,313	184,855
Regency Centers Corp.	2,959	183,576
Iron Mountain, Inc.	4,718	183,530
Duke Realty Corp.	6,346	182,892
UDR, Inc.	4,763	181,137
Federal Realty Investment Trust	1,432	177,869
AGNC Investment Corp.	7,659	166,047
Kimco Realty Corp.	8,261	161,503
Gaming and Leisure Properties, Inc.	4,349	160,435
Camden Property Trust	1,746	159,672
Macerich Co.	2,872	157,874
Invitation Homes, Inc.[1]	6,940	157,191
Lamar Advertising Co. — Class A	2,274	155,837
Kilroy Realty Corp.	2,189	155,682
Sun Communities, Inc.	1,800	154,224
Equity LifeStyle Properties, Inc.	1,799	153,059
VEREIT, Inc.	18,434	152,818
Colony NorthStar, Inc. — Class A	11,970	150,343
Apartment Investment & Management Co. — Class A	3,427	150,308
CoreSite Realty Corp.	1,320	147,708
Douglas Emmett, Inc.	3,731	147,076
Forest City Realty Trust, Inc. — Class A	5,761	146,963
American Homes 4 Rent — Class A	6,626	143,850
Omega Healthcare Investors, Inc.[1]	4,481	142,989
Starwood Property Trust, Inc.	6,452	140,137
National Retail Properties, Inc.	3,357	139,853

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
FINANCIAL SERVICES FUND

	Shares	Value

Liberty Property Trust	3,393	$139,317
Healthcare Trust of America, Inc. — Class A	4,640	138,272
Park Hotels & Resorts, Inc.	5,010	138,076
American Campus Communities, Inc.	3,073	135,673
Hudson Pacific Properties, Inc.	4,005	134,288
Highwoods Properties, Inc.	2,562	133,455
Brixmor Property Group, Inc.	7,060	132,728
New Residential Investment Corp.	7,908	132,301
DCT Industrial Trust, Inc.	2,271	131,536
CyrusOne, Inc.	2,201	129,705
EPR Properties	1,836	128,043
Starwood Waypoint Homes	3,500	127,295
Medical Properties Trust, Inc.	9,541	125,273
Hospitality Properties Trust	4,320	123,077
Senior Housing Properties Trust	6,249	122,168
STORE Capital Corp.	4,906	122,012
CubeSmart	4,646	120,610
Gramercy Property Trust	3,968	120,032
Cousins Properties, Inc.	12,437	116,162
Life Storage, Inc.	1,409	115,270
Weingarten Realty Investors	3,597	114,169
Spirit Realty Capital, Inc.	13,248	113,535
Equity Commonwealth*	3,720	113,088
Healthcare Realty Trust, Inc.	3,461	111,929
Sunstone Hotel Investors, Inc.	6,877	110,513
Corporate Office Properties Trust	3,221	105,745
GEO Group, Inc.	3,910	105,179
Brandywine Realty Trust	5,930	103,716
CoreCivic, Inc.	3,874	103,707
LaSalle Hotel Properties	3,538	102,673
Taubman Centers, Inc.	2,053	102,034
DDR Corp.	11,071	101,410
Sabra Health Care REIT, Inc.	4,600	100,924
Physicians Realty Trust	5,670	100,529
Pebblebrook Hotel Trust[1]	2,561	92,555
RLJ Lodging Trust	4,190	92,180
Tanger Factory Outlet Centers, Inc.	3,570	87,179
Education Realty Trust, Inc.	2,426	87,166
DiamondRock Hospitality Co.	7,838	85,826
Uniti Group, Inc.	5,832	85,497
Retail Opportunity Investments Corp.	4,362	82,922
Government Properties Income Trust	4,112	77,182
Washington Prime Group, Inc.	8,743	72,829
CBL & Associates Properties, Inc.[1]	8,050	67,540
Total REITs		15,571,938

Insurance - 19.7%
Berkshire Hathaway, Inc. — Class B*	6,857	1,257,024
MetLife, Inc.	8,516	442,405
American International Group, Inc.	7,174	440,411
Prudential Financial, Inc.	3,737	397,318
Hartford Financial Services Group, Inc.	6,818	377,922
Marsh & McLennan Companies, Inc.	4,488	376,139
Travelers Companies, Inc.	2,901	355,431
Chubb Ltd.	2,385	339,982
Willis Towers Watson plc	2,183	336,684
Allstate Corp.	3,661	336,483
Aflac, Inc.	4,006	326,048
Progressive Corp.	6,708	324,801
Everest Re Group Ltd.	1,269	289,827
Arch Capital Group Ltd.*	2,941	289,689
Aon plc	1,971	287,963
Markel Corp.*	265	283,015
XL Group Ltd.	6,727	265,380
Principal Financial Group, Inc.	4,012	258,132
Lincoln National Corp.	3,203	235,356
Loews Corp.	4,910	234,993
Cincinnati Financial Corp.	2,717	208,041
Unum Group	3,972	203,088
Reinsurance Group of America, Inc. — Class A	1,370	191,156
American Financial Group, Inc.	1,846	190,969
Arthur J Gallagher & Co.	3,100	190,805
Athene Holding Ltd. — Class A*	3,420	184,133
Torchmark Corp.	2,296	183,887
WR Berkley Corp.	2,562	170,988
Voya Financial, Inc.	4,057	161,834
Brown & Brown, Inc.	3,162	152,377
Assurant, Inc.	1,482	141,561
First American Financial Corp.	2,800	139,916
Old Republic International Corp.	6,712	132,159
MGIC Investment Corp.*	10,420	130,563
Radian Group, Inc.	6,594	123,242
Primerica, Inc.	1,480	120,694
AmTrust Financial Services, Inc.	7,243	97,491
Selective Insurance Group, Inc.	1,160	62,466
Total Insurance		10,240,373

Diversified Financial Services - 13.7%
BlackRock, Inc. — Class A	1,196	534,721
American Express Co.	5,865	530,548
Charles Schwab Corp.	10,538	460,932
CME Group, Inc. — Class A	2,937	398,492
Intercontinental Exchange, Inc.	5,468	375,652
Synchrony Financial	9,878	306,712
TD Ameritrade Holding Corp.	6,216	303,341
Discover Financial Services	4,639	299,123
Franklin Resources, Inc.	6,699	298,172
T. Rowe Price Group, Inc.	3,092	280,290
Interactive Brokers Group, Inc. — Class A	5,760	259,430
Invesco Ltd.	6,413	224,712
Nasdaq, Inc.	2,779	215,567
Raymond James Financial, Inc.	2,453	206,861
E*TRADE Financial Corp.*	4,730	206,275
Ally Financial, Inc.	8,253	200,218
Affiliated Managers Group, Inc.	1,029	195,335
CBOE Holdings, Inc.	1,787	192,335
SEI Investments Co.	3,062	186,966
Ameriprise Financial, Inc.	1,095	162,618
Santander Consumer USA Holdings, Inc.*,1	9,290	142,787
Eaton Vance Corp.	2,834	139,915
Credit Acceptance Corp.*	490	137,283
LPL Financial Holdings, Inc.	2,570	132,535

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
FINANCIAL SERVICES FUND

	Shares	Value

SLM Corp.*	11,447	$131,297
BGC Partners, Inc. — Class A	8,399	121,534
Navient Corp.	8,064	121,121
Legg Mason, Inc.	2,907	114,274
Federated Investors, Inc. — Class B	3,479	103,326
LendingClub Corp.*	14,048	85,552
WisdomTree Investments, Inc.[1]	7,113	72,410
Total Diversified Financial Services		7,140,334

Commercial Services - 1.8%
S&P Global, Inc.	2,317	362,171
Moody’s Corp.	2,127	296,100
MarketAxess Holdings, Inc.	940	173,439
LendingTree, Inc.*,1	474	115,869
Total Commercial Services		947,579

Savings & Loans - 1.2%
People’s United Financial, Inc.	8,347	151,415
New York Community Bancorp, Inc.	11,545	148,815
Investors Bancorp, Inc.	8,806	120,114
Washington Federal, Inc.	3,023	101,724
BofI Holding, Inc.*,1	2,835	80,712
Total Savings & Loans		602,780

Real Estate - 0.9%
CBRE Group, Inc. — Class A*	5,444	206,218
Jones Lang LaSalle, Inc.	1,183	146,101
Realogy Holdings Corp.	3,658	120,531
Total Real Estate		472,850

Software - 0.4%
MSCI, Inc. — Class A	1,720	201,068

Holding Companies-Diversified - 0.4%
Leucadia National Corp.	7,358	185,790

Media - 0.3%
FactSet Research Systems, Inc.	957	172,365

Investment Companies - 0.3%
Ares Capital Corp.	9,583	157,065

Total Common Stocks
(Cost $41,913,310)		51,454,428

PREFERRED STOCKS†† - 0.5%
Banks - 0.5%
Itau Unibanco Holding S.A. ADR	19,348	265,068
Total Preferred Stocks
(Cost $173,948)		265,068

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$179,064	179,064
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	89,532	89,532
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	89,464	89,464
Total Repurchase Agreements
(Cost $358,060)		358,060

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.4%
First American Government Obligations Fund — Class Z, 0.89%[4]	747,201	747,201
Total Securities Lending Collateral
(Cost $747,201)		747,201

Total Investments - 101.5%
(Cost $43,192,519)		$52,824,757
Other Assets & Liabilities, net - (1.5)%		(762,299)
Total Net Assets - 100.0%		$52,062,458

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
FINANCIAL SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$51,454,428	$—	$—	$51,454,428
Preferred Stocks	265,068	—	—	265,068
Repurchase Agreements	—	358,060	—	358,060
Securities Lending Collateral	747,201	—	—	747,201
Total Assets	$52,466,697	$358,060	$—	$52,824,757

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $731,644 of securities loaned (cost $42,834,459)	$52,466,697
Repurchase agreements, at value (cost $358,060)	358,060
Receivables:
Dividends	109,274
Fund shares sold	52,640
Foreign taxes reclaim	416
Securities lending income	277
Interest	19
Total assets	52,987,383

Liabilities:
Payable for:
Return of securities loaned	747,201
Fund shares redeemed	100,731
Management fees	39,211
Transfer agent and administrative fees	11,533
Portfolio accounting fees	4,613
Distribution and service fees	4,531
Miscellaneous	17,105
Total liabilities	924,925
Commitments and contingent liabilities (Note 10)	—
Net assets	$52,062,458

Net assets consist of:
Paid in capital	$46,512,294
Undistributed net investment income	566,663
Accumulated net realized loss on investments	(4,648,737)
Net unrealized appreciation on investments	9,632,238
Net assets	$52,062,458

Investor Class:
Net assets	$38,522,054
Capital shares outstanding	551,165
Net asset value per share	$69.89

A-Class:
Net assets	$7,858,781
Capital shares outstanding	119,365
Net asset value per share	$65.84
Maximum offering price per share (Net asset value divided by 95.25%)	$69.12

C-Class:
Net assets	$2,037,637
Capital shares outstanding	34,541
Net asset value per share	$58.99

H-Class:
Net assets	$3,643,986
Capital shares outstanding	56,975
Net asset value per share	$63.96

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $2,297)	$591,868
Interest	1,169
Income from securities lending, net	2,391
Total investment income	595,428

Expenses:
Management fees	228,888
Distribution and service fees:
A-Class	8,500
C-Class	9,104
H-Class	9,545
Transfer agent and administrative fees	67,320
Registration fees	36,641
Portfolio accounting fees	26,928
Custodian fees	3,696
Trustees’ fees*	2,464
Line of credit fees	97
Miscellaneous	8,635
Total expenses	401,818
Net investment income	193,610

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,608,727
Net realized gain	5,608,727
Net change in unrealized appreciation (depreciation) on:
Investments	(3,029,264)
Net change in unrealized appreciation (depreciation)	(3,029,264)
Net realized and unrealized gain	2,579,463
Net increase in net assets resulting from operations	$2,773,073

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$193,610	$372,885
Net realized gain on investments	5,608,727	1,172,406
Net change in unrealized appreciation (depreciation) on investments	(3,029,264)	6,199,242
Net increase in net assets resulting from operations	2,773,073	7,744,533

Distributions to shareholders from:
Net investment income
Investor Class	—	(503,291)
A-Class	—	(14,974)
C-Class	—	(13,362)
H-Class	—	(38,626)
Total distributions to shareholders	—	(570,253)

Capital share transactions:
Proceeds from sale of shares
Investor Class	81,777,008	181,145,547
A-Class	8,196,189	11,484,050
C-Class	1,853,865	3,885,372
H-Class	34,113,470	67,386,302
Distributions reinvested
Investor Class	—	470,098
A-Class	—	14,646
C-Class	—	13,227
H-Class	—	38,622
Cost of shares redeemed
Investor Class	(83,944,784)	(163,986,478)
A-Class	(2,738,639)	(10,860,355)
C-Class	(2,201,755)	(2,920,279)
H-Class	(49,341,546)	(52,510,413)
Net increase (decrease) from capital share transactions	(12,286,192)	34,160,339
Net increase (decrease) in net assets	(9,513,119)	41,334,619

Net assets:
Beginning of period	61,575,577	20,240,958
End of period	$52,062,458	$61,575,577
Undistributed net investment income at end of period	$566,664	$373,053

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Capital share activity:
Shares sold
Investor Class	1,210,370	3,001,546	*
A-Class	132,897	206,206	*
C-Class	32,657	76,106	*
H-Class	558,104	1,149,247	*
Shares issued from reinvestment of distributions
Investor Class	—	7,770	*
A-Class	—	256	*
C-Class	—	257	*
H-Class	—	696	*
Shares redeemed
Investor Class	(1,261,228)	(2,687,599	)*
A-Class	(43,374)	(196,995	)*
C-Class	(39,191)	(58,308	)*
H-Class	(807,144)	(905,056	)*
Net increase (decrease) in shares	(216,908)	594,126	*

*	Capital share activity for the period presented through March 31, 2017, has been restated to reflect a 2:1 share split effective October 31, 2016 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$65.14	$53.90	$57.78	$53.05	$45.33	$39.23
Income (loss) from investment operations:
Net investment income (loss)[b]	.27	.55	.77	.46	.39	.38
Net gain (loss) on investments (realized and unrealized)	4.48	11.14	(4.19)	4.40	7.61	6.00
Total from investment operations	4.75	11.69	(3.42)	4.86	8.00	6.38
Less distributions from:
Net investment income	—	(.45)	(.30)	(.13)	(.28)	(.28)
Net realized gains	—	—	(.16)	—	—	—
Total distributions	—	(.45)	(.46)	(.13)	(.28)	(.28)
Net asset value, end of period	$69.89	$65.14	$53.90	$57.78	$53.05	$45.33

Total Return[c]	7.31%	21.72%	(5.95%)	9.17%	17.67%	16.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,522	$39,214	$15,110	$49,897	$17,688	$17,007
Ratios to average net assets:
Net investment income (loss)	0.82%	0.90%	1.36%	0.82%	0.81%	0.95%
Total expenses	1.39%	1.38%	1.34%	1.34%	1.37%	1.36%
Portfolio turnover rate	195%	389%	268%	326%	414%	590%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$61.44	$51.00	$54.83	$50.47	$43.24	$37.53
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.41	.46	.21	.29	.26
Net gain (loss) on investments (realized and unrealized)	4.14	10.48	(3.83)	4.28	7.22	5.73
Total from investment operations	4.40	10.89	(3.37)	4.49	7.51	5.99
Less distributions from:
Net investment income	—	(.45)	(.30)	(.13)	(.28)	(.28)
Net realized gains	—	—	(.16)	—	—	—
Total distributions	—	(.45)	(.46)	(.13)	(.28)	(.28)
Net asset value, end of period	$65.84	$61.44	$51.00	$54.83	$50.47	$43.24

Total Return[c]	7.16%	21.42%	(6.17%)	8.89%	17.41%	16.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,859	$1,834	$1,039	$2,734	$7,698	$1,826
Ratios to average net assets:
Net investment income (loss)	0.84%	0.73%	0.87%	0.41%	0.62%	0.66%
Total expenses	1.64%	1.62%	1.60%	1.59%	1.62%	1.61%
Portfolio turnover rate	195%	389%	268%	326%	414%	590%

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$55.26	$46.24	$50.14	$46.51	$40.15	$35.13
Income (loss) from investment operations:
Net investment income (loss)[b]	— [d]	(.07)	.11	(.11)	(.08)	.02
Net gain (loss) on investments (realized and unrealized)	3.73	9.54	(3.55)	3.87	6.72	5.28
Total from investment operations	3.73	9.47	(3.44)	3.76	6.64	5.30
Less distributions from:
Net investment income	—	(.45)	(.30)	(.13)	(.28)	(.28)
Net realized gains	—	—	(.16)	—	—	—
Total distributions	—	(.45)	(.46)	(.13)	(.28)	(.28)
Net asset value, end of period	$58.99	$55.26	$46.24	$50.14	$46.51	$40.15

Total Return[c]	6.77%	20.51%	(6.89%)	8.08%	16.58%	15.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,038	$2,270	$1,065	$1,255	$1,051	$1,440
Ratios to average net assets:
Net investment income (loss)	(0.02%)	(0.13%)	0.22%	(0.23%)	(0.18%)	0.04%
Total expenses	2.39%	2.37%	2.35%	2.35%	2.37%	2.36%
Portfolio turnover rate	195%	389%	268%	326%	414%	590%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e,f]	Year Ended March 31, 2015[e,f]	Year Ended March 31, 2014[e,f]	Year Ended March 28, 2013[e,f]
Per Share Data
Net asset value, beginning of period	$59.67	$49.53	$53.30	$49.18	$42.25	$36.77
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.33	.43	.15	.12	.11
Net gain (loss) on investments (realized and unrealized)	4.20	10.26	(3.74)	4.10	7.09	5.65
Total from investment operations	4.29	10.59	(3.31)	4.25	7.21	5.76
Less distributions from:
Net investment income	—	(.45)	(.30)	(.13)	(.28)	(.28)
Net realized gains	—	—	(.16)	—	—	—
Total distributions	—	(.45)	(.46)	(.13)	(.28)	(.28)
Net asset value, end of period	$63.96	$59.67	$49.53	$53.30	$49.18	$42.25

Total Return[c]	7.19%	21.43%	(6.25%)	8.63%	17.10%	15.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,644	$18,259	$3,028	$4,479	$4,583	$7,103
Ratios to average net assets:
Net investment income (loss)	0.29%	0.58%	0.83%	0.28%	0.26%	0.29%
Total expenses	1.64%	1.63%	1.65%	1.85%	1.87%	1.85%
Portfolio turnover rate	195%	389%	268%	326%	414%	590%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Net investment income is less than $0.01 per share.
[e]	Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 2:1 share split effective October 31, 2016 — See Note 9.
[f]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 17, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	May 11, 1998

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.0%
Pfizer, Inc.	2.3%
UnitedHealth Group, Inc.	2.3%
Merck & Company, Inc.	2.1%
Amgen, Inc.	1.8%
AbbVie, Inc.	1.8%
Celgene Corp.	1.7%
Bristol-Myers Squibb Co.	1.6%
Gilead Sciences, Inc.	1.6%
Eli Lilly & Co.	1.6%
Top Ten Total	19.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	10.50%	13.19%	15.12%	9.46%
A-Class Shares	10.37%	12.90%	14.82%	9.20%
A-Class Shares with sales charge‡	5.14%	7.53%	13.71%	8.67%
C-Class Shares	9.92%	12.04%	13.96%	8.40%
C-Class Shares with CDSC§	8.92%	11.08%	13.96%	8.40%
H-Class Shares**	10.32%	12.84%	14.66%	8.99%
S&P 500 Health Care Index	11.01%	15.49%	17.30%	10.86%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
HEALTH CARE FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Pharmaceuticals - 34.8%
Johnson & Johnson	23,926	$3,110,620
Pfizer, Inc.	67,237	2,400,361
Merck & Company, Inc.	33,914	2,171,513
AbbVie, Inc.	20,560	1,826,962
Bristol-Myers Squibb Co.	26,535	1,691,341
Eli Lilly & Co.	19,084	1,632,445
Allergan plc	6,676	1,368,246
Shire plc ADR	7,232	1,107,508
Express Scripts Holding Co.*	16,193	1,025,341
McKesson Corp.	6,387	981,107
Zoetis, Inc.	14,374	916,486
Teva Pharmaceutical Industries Ltd. ADR	49,303	867,733
AstraZeneca plc ADR	23,316	789,946
Cardinal Health, Inc.	11,582	775,067
Jazz Pharmaceuticals plc*	5,078	742,658
AmerisourceBergen Corp. — Class A	8,902	736,641
GlaxoSmithKline plc ADR	17,917	727,430
Endo International plc*	84,343	722,398
Alkermes plc*	14,150	719,386
Novartis AG ADR	8,331	715,216
Perrigo Company plc	8,313	703,695
Novo Nordisk A/S ADR	13,720	660,618
Mylan N.V.*	20,828	653,374
TESARO, Inc.*	3,930	507,363
Neurocrine Biosciences, Inc.*	6,580	403,222
Valeant Pharmaceuticals International, Inc.*	27,114	388,544
PRA Health Sciences, Inc.*	5,070	386,182
Clovis Oncology, Inc.*	4,660	383,984
Premier, Inc. — Class A*	11,330	369,018
Catalent, Inc.*,1	9,000	359,280
ACADIA Pharmaceuticals, Inc.*	9,499	357,827
Mallinckrodt plc*	9,557	357,145
Akorn, Inc.*	10,540	349,823
Nektar Therapeutics*	13,500	324,000
Avexis, Inc.*	3,200	309,536
Portola Pharmaceuticals, Inc.*	5,700	307,971
DexCom, Inc.*	6,115	299,176
Agios Pharmaceuticals, Inc.*	4,392	293,166
Amicus Therapeutics, Inc.*,1	18,584	280,247
Prestige Brands Holdings, Inc.*	5,506	275,796
Sarepta Therapeutics, Inc.*	5,850	265,356
Horizon Pharma plc*	20,488	259,788
Radius Health, Inc.*,1	6,688	257,822
Ironwood Pharmaceuticals, Inc. — Class A*	16,070	253,424
Array BioPharma, Inc.*	20,358	250,403
Owens & Minor, Inc.	7,961	232,461
Global Blood Therapeutics, Inc.*	7,200	223,560
Pacira Pharmaceuticals, Inc.*	5,548	208,327
Supernus Pharmaceuticals, Inc.*	5,200	208,000
Aerie Pharmaceuticals, Inc.*	4,200	204,120
Impax Laboratories, Inc.*	9,537	193,601
Eagle Pharmaceuticals, Inc.*,1	2,740	163,414
Synergy Pharmaceuticals, Inc.*,1	54,040	156,716
Depomed, Inc.*	16,345	94,638
Total Pharmaceuticals		35,970,002

Healthcare-Products - 23.5%
Abbott Laboratories	30,518	1,628,439
Thermo Fisher Scientific, Inc.	7,611	1,440,001
Danaher Corp.	14,585	1,251,101
Stryker Corp.	8,689	1,234,012
Becton Dickinson and Co.	5,930	1,161,984
Medtronic plc	14,935	1,161,495
Intuitive Surgical, Inc.*	1,078	1,127,459
Boston Scientific Corp.*	35,757	1,043,032
Baxter International, Inc.	15,549	975,700
Zimmer Biomet Holdings, Inc.	7,166	839,067
Edwards Lifesciences Corp.*	7,543	824,525
CR Bard, Inc.	2,398	768,559
Align Technology, Inc.*	3,502	652,318
Henry Schein, Inc.*	7,946	651,493
Dentsply Sirona, Inc.	10,662	637,694
IDEXX Laboratories, Inc.*	3,989	620,250
Cooper Companies, Inc.	2,500	592,775
Teleflex, Inc.[1]	2,330	563,790
Hologic, Inc.*	14,968	549,176
ResMed, Inc.	6,962	535,796
Varian Medical Systems, Inc.*	4,948	495,097
ABIOMED, Inc.*	2,840	478,824
West Pharmaceutical Services, Inc.	4,750	457,235
Hill-Rom Holdings, Inc.	5,030	372,220
Alere, Inc.*	7,155	364,833
Bruker Corp.	12,200	362,950
OPKO Health, Inc.*,1	52,827	362,393
Masimo Corp.*	4,160	360,090
ICU Medical, Inc.*	1,840	341,964
Patterson Companies, Inc.	8,699	336,216
Bio-Techne Corp.	2,770	334,865
Integra LifeSciences Holdings Corp.*	6,490	327,615
VWR Corp.*	9,000	297,990
NuVasive, Inc.*	5,252	291,276
Insulet Corp.*	5,280	290,822
Nevro Corp.*	3,160	287,181
Natus Medical, Inc.*	5,000	187,500
Total Healthcare-Products		24,207,737

Biotechnology - 21.1%
Amgen, Inc.	10,170	1,896,196
Celgene Corp.*	12,225	1,782,649
Gilead Sciences, Inc.	20,305	1,645,110
Biogen, Inc.*	4,139	1,296,003
Regeneron Pharmaceuticals, Inc.*	2,857	1,277,422
Vertex Pharmaceuticals, Inc.*	7,003	1,064,736
Alexion Pharmaceuticals, Inc.*	6,610	927,317
Illumina, Inc.*	4,329	862,337
Incyte Corp.*	7,073	825,702
Alnylam Pharmaceuticals, Inc.*	6,045	710,227
BioMarin Pharmaceutical, Inc.*	7,102	660,983
Kite Pharma, Inc.*	2,792	502,030

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
HEALTH CARE FUND

	Shares	Value

Seattle Genetics, Inc.*	8,497	$462,322
Bio-Rad Laboratories, Inc. — Class A*	2,010	446,662
Exelixis, Inc.*	17,750	430,083
Bioverativ, Inc.*	7,509	428,539
Exact Sciences Corp.*	9,094	428,509
United Therapeutics Corp.*	3,406	399,149
Bluebird Bio, Inc.*	2,860	392,821
Charles River Laboratories International, Inc.*	3,605	389,412
Ionis Pharmaceuticals, Inc.*	7,148	362,404
Puma Biotechnology, Inc.*	2,970	355,658
FibroGen, Inc.*	6,100	328,180
Medicines Co.*	8,575	317,618
Juno Therapeutics, Inc.*	7,010	314,469
Spark Therapeutics, Inc.*	3,410	304,036
Ligand Pharmaceuticals, Inc. — Class B*,1	2,140	291,361
Sage Therapeutics, Inc.*	4,640	289,072
Myriad Genetics, Inc.*	7,539	272,761
Loxo Oncology, Inc.*	2,800	257,936
Ultragenyx Pharmaceutical, Inc.*	4,840	257,778
Halozyme Therapeutics, Inc.*	14,580	253,255
Intrexon Corp.*,1	13,170	250,362
Esperion Therapeutics, Inc.*	3,900	195,468
Intercept Pharmaceuticals, Inc.*,1	3,360	195,014
Acorda Therapeutics, Inc.*	7,875	186,244
Five Prime Therapeutics, Inc.*	4,520	184,913
Alder Biopharmaceuticals, Inc.*	14,220	174,195
AMAG Pharmaceuticals, Inc.*	6,410	118,265
Total Biotechnology		21,737,198

Healthcare-Services - 14.7%
UnitedHealth Group, Inc.	12,012	2,352,550
Anthem, Inc.	6,554	1,244,474
Aetna, Inc.	7,629	1,213,087
Cigna Corp.	6,296	1,176,974
Humana, Inc.	4,202	1,023,733
HCA Healthcare, Inc.*	11,674	929,134
Quintiles IMS Holdings, Inc.*	8,150	774,821
Centene Corp.*	6,903	668,003
Laboratory Corporation of America Holdings*	4,287	647,208
Quest Diagnostics, Inc.	6,269	587,029
DaVita, Inc.*	9,636	572,282
Universal Health Services, Inc. — Class B	5,029	557,917
WellCare Health Plans, Inc.*	2,740	470,568
Envision Healthcare Corp.*	8,813	396,144
HealthSouth Corp.	7,870	364,775
MEDNAX, Inc.*	8,216	354,274
Acadia Healthcare Company, Inc.*,1	7,140	341,006
Molina Healthcare, Inc.*	4,906	337,337
LifePoint Health, Inc.*	4,640	268,656
Amedisys, Inc.*	4,100	229,436
Magellan Health, Inc.*	2,650	228,695
Brookdale Senior Living, Inc. — Class A*	21,544	228,366
Tenet Healthcare Corp.*,1	13,090	215,069
Total Healthcare-Services		15,181,538

Electronics - 2.4%
Agilent Technologies, Inc.	11,854	761,027
Mettler-Toledo International, Inc.*,1	1,100	688,776
Waters Corp.*	3,261	585,415
PerkinElmer, Inc.	6,751	465,616
Total Electronics		2,500,834

Software - 2.2%
Cerner Corp.*	11,227	800,710
Veeva Systems, Inc. — Class A*	8,612	485,803
Medidata Solutions, Inc.*	4,685	365,711
athenahealth, Inc.*,1	2,920	363,131
Allscripts Healthcare Solutions, Inc.*	19,214	273,415
Total Software		2,288,770

Commercial Services - 1.0%
Incorporated Research Holdings, Inc. — Class A*	7,682	401,769
PAREXEL International Corp.*	4,142	364,827
HealthEquity, Inc.*	5,970	301,963
Total Commercial Services		1,068,559

Total Common Stocks
(Cost $91,860,874)		102,954,638

RIGHTS††† - 0.0%
Dyax Corp.
Expires 01/25/18*	5,700	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$297,347	297,347
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	148,673	148,673
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	148,559	148,559
Total Repurchase Agreements
(Cost $594,579)		594,579

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
HEALTH CARE FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,3 - 2.5%
First American Government Obligations Fund — Class Z, 0.89%[4]	2,547,280	$2,547,280
Total Securities Lending Collateral
(Cost $2,547,280)		2,547,280

Total Investments - 102.8%
(Cost $95,002,733)		$106,096,497
Other Assets & Liabilities, net - (2.8)%		(2,872,782)
Total Net Assets - 100.0%		$103,223,715

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$102,954,638	$—	$—		$102,954,638
Repurchase Agreement	—	594,579	—		594,579
Rights	—	—	—	*	—
Securities Lending Collateral	2,547,280	—	—		2,547,280
Total Assets	$105,501,918	$594,579	$—		$106,096,497

*	Security has market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $2,506,523 of securities loaned (cost $94,408,154)	$105,501,918
Repurchase agreements, at value (cost $594,579)	594,579
Receivables:
Fund shares sold	185,510
Dividends	54,574
Foreign taxes reclaim	2,846
Securities lending income	1,317
Interest	33
Total assets	106,340,777

Liabilities:
Payable for:
Return of securities loaned	2,547,280
Fund shares redeemed	427,603
Management fees	68,377
Transfer agent and administrative fees	20,111
Distribution and service fees	9,592
Portfolio accounting fees	8,044
Miscellaneous	36,055
Total liabilities	3,117,062
Commitments and contingent liabilities (Note 10)	—
Net assets	$103,223,715

Net assets consist of:
Paid in capital	$93,439,311
Accumulated net investment loss	(242,415)
Accumulated net realized loss on investments	(1,066,945)
Net unrealized appreciation on investments	11,093,764
Net assets	$103,223,715

Investor Class:
Net assets	$75,308,422
Capital shares outstanding	2,449,901
Net asset value per share	$30.74

A-Class:
Net assets	$5,590,921
Capital shares outstanding	198,164
Net asset value per share	$28.21
Maximum offering price per share (Net asset value divided by 95.25%)	$29.62

C-Class:
Net assets	$6,116,113
Capital shares outstanding	246,375
Net asset value per share	$24.82

H-Class:
Net assets	$16,208,259
Capital shares outstanding	594,232
Net asset value per share	$27.28

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $376)	$359,327
Interest	2,035
Income from securities lending, net	5,009
Total investment income	366,371

Expenses:
Management fees	341,572
Distribution and service fees:
A-Class	5,999
C-Class	27,749
H-Class	15,916
Transfer agent and administrative fees	100,462
Portfolio accounting fees	40,184
Registration fees	32,344
Custodian fees	5,180
Trustees’ fees*	2,065
Line of credit fees	17
Miscellaneous	37,298
Total expenses	608,786
Net investment loss	(242,415)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,400,810
Net realized gain	1,400,810
Net change in unrealized appreciation (depreciation) on:
Investments	4,858,801
Net change in unrealized appreciation (depreciation)	4,858,801
Net realized and unrealized gain	6,259,611
Net increase in net assets resulting from operations	$6,017,196

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(242,415)	$(282,561)
Net realized gain on investments	1,400,810	19,553,389
Net change in unrealized appreciation (depreciation) on investments	4,858,801	(16,329,099)
Net increase in net assets resulting from operations	6,017,196	2,941,729

Distributions to shareholders from:
Net realized gains
Investor Class	—	(2,956,545)
A-Class	—	(740,095)
C-Class	—	(877,583)
H-Class	—	(1,278,405)
Total distributions to shareholders	—	(5,852,628)

Capital share transactions:
Proceeds from sale of shares
Investor Class	146,890,174	365,602,869
A-Class	3,149,211	11,961,380
C-Class	2,691,454	3,938,169
H-Class	87,905,888	26,745,003
Distributions reinvested
Investor Class	—	2,909,276
A-Class	—	638,573
C-Class	—	867,742
H-Class	—	1,278,332
Cost of shares redeemed
Investor Class	(112,749,486)	(375,451,784)
A-Class	(2,622,832)	(14,203,527)
C-Class	(2,028,728)	(7,750,196)
H-Class	(76,891,214)	(27,362,966)
Net increase (decrease) from capital share transactions	46,344,467	(10,827,129)
Net increase (decrease) in net assets	52,361,663	(13,738,028)

Net assets:
Beginning of period	50,862,052	64,600,080
End of period	$103,223,715	$50,862,052
Accumulated net investment loss at end of period	$(242,415)	$—

Capital share activity:
Shares sold
Investor Class	4,958,518	12,706,162
A-Class	113,895	436,251
C-Class	112,227	163,495
H-Class	3,317,216	1,045,237
Shares issued from reinvestment of distributions
Investor Class	—	111,467
A-Class	—	26,596
C-Class	—	40,816
H-Class	—	55,053
Shares redeemed
Investor Class	(3,819,533)	(13,065,375)
A-Class	(96,680)	(522,147)
C-Class	(85,496)	(327,952)
H-Class	(2,917,481)	(1,108,171)
Net increase (decrease) in shares	1,582,666	(438,568)

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$27.82	$28.65	$35.83	$27.76	$22.35	$18.83
Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)	(.10)	(.04)	(.07)	(.03)	.09
Net gain (loss) on investments (realized and unrealized)	2.99	2.79	(5.11)	8.50	7.00	3.48
Total from investment operations	2.92	2.69	(5.15)	8.43	6.97	3.57
Less distributions from:
Net investment income	—	—	—	—	(.03)	(.05)
Net realized gains	—	(3.52)	(2.03)	(.36)	(1.53)	—
Total distributions	—	(3.52)	(2.03)	(.36)	(1.56)	(.05)
Net asset value, end of period	$30.74	$27.82	$28.65	$35.83	$27.76	$22.35

Total Return[c]	10.50%	10.20%	(14.82%)	30.51%	31.70%	18.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$75,308	$36,468	$44,663	$175,397	$98,209	$104,525
Ratios to average net assets:
Net investment income (loss)	(0.48%)	(0.36%)	(0.11%)	(0.23%)	(0.12%)	0.45%
Total expenses	1.39%	1.37%	1.34%	1.34%	1.37%	1.35%
Portfolio turnover rate	199%	699%	249%	176%	277%	266%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$25.56	$26.68	$33.60	$26.11	$21.15	$17.87
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.17)	(.13)	(.14)	(.09)	.04
Net gain (loss) on investments (realized and unrealized)	2.75	2.57	(4.76)	7.99	6.61	3.29
Total from investment operations	2.65	2.40	(4.89)	7.85	6.52	3.33
Less distributions from:
Net investment income	—	—	—	—	(.03)	(.05)
Net realized gains	—	(3.52)	(2.03)	(.36)	(1.53)	—
Total distributions	—	(3.52)	(2.03)	(.36)	(1.56)	(.05)
Net asset value, end of period	$28.21	$25.56	$26.68	$33.60	$26.11	$21.15

Total Return[c]	10.37%	9.85%	(15.04%)	30.21%	31.36%	18.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,591	$4,626	$6,410	$28,704	$7,909	$3,660
Ratios to average net assets:
Net investment income (loss)	(0.72%)	(0.62%)	(0.42%)	(0.47%)	(0.37%)	0.20%
Total expenses	1.64%	1.62%	1.59%	1.59%	1.62%	1.60%
Portfolio turnover rate	199%	699%	249%	176%	277%	266%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$22.58	$24.13	$30.82	$24.16	$19.81	$16.86
Income (loss) from investment operations:
Net investment income (loss)[b]	(.17)	(.33)	(.33)	(.33)	(.26)	(.09)
Net gain (loss) on investments (realized and unrealized)	2.41	2.30	(4.33)	7.35	6.17	3.09
Total from investment operations	2.24	1.97	(4.66)	7.02	5.91	3.00
Less distributions from:
Net investment income	—	—	—	—	(.03)	(.05)
Net realized gains	—	(3.52)	(2.03)	(.36)	(1.53)	—
Total distributions	—	(3.52)	(2.03)	(.36)	(1.56)	(.05)
Net asset value, end of period	$24.82	$22.58	$24.13	$30.82	$24.16	$19.81

Total Return[c]	9.92%	9.07%	(15.67%)	29.21%	30.38%	17.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,116	$4,959	$8,284	$11,551	$7,318	$4,589
Ratios to average net assets:
Net investment income (loss)	(1.46%)	(1.37%)	(1.17%)	(1.24%)	(1.14%)	(0.53%)
Total expenses	2.39%	2.37%	2.35%	2.34%	2.37%	2.35%
Portfolio turnover rate	199%	699%	249%	176%	277%	266%

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$24.72	$25.91	$32.71	$25.49	$20.73	$17.55
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.16)	(.14)	(.21)	(.15)	(.06)
Net gain (loss) on investments (realized and unrealized)	2.66	2.49	(4.63)	7.79	6.47	3.29
Total from investment operations	2.56	2.33	(4.77)	7.58	6.32	3.23
Less distributions from:
Net investment income	—	—	—	—	(.03)	(.05)
Net realized gains	—	(3.52)	(2.03)	(.36)	(1.53)	—
Total distributions	—	(3.52)	(2.03)	(.36)	(1.56)	(.05)
Net asset value, end of period	$27.28	$24.72	$25.91	$32.71	$25.49	$20.73

Total Return[c]	10.32%	9.87%	(15.08%)	29.89%	31.03%	18.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,208	$4,809	$5,244	$50,135	$38,480	$3,605
Ratios to average net assets:
Net investment income (loss)	(0.75%)	(0.62%)	(0.44%)	(0.73%)	(0.62%)	(0.31%)
Total expenses	1.64%	1.62%	1.71%	1.85%	1.87%	1.86%
Portfolio turnover rate	199%	699%	249%	176%	277%	266%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments

Inception Dates:
Investor Class	April 6, 2000
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 2000

Ten Largest Holdings (% of Total Net Assets)
Alphabet, Inc. — Class A	6.4%
Facebook, Inc. — Class A	5.3%
Amazon.com, Inc.	5.0%
Cisco Systems, Inc.	3.2%
Alibaba Group Holding Ltd. ADR	2.9%
Broadcom Ltd.	2.4%
Priceline Group, Inc.	2.4%
Time Warner, Inc.	2.2%
QUALCOMM, Inc.	2.2%
PayPal Holdings, Inc.	2.1%
Top Ten Total	34.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	15.24%	22.71%	18.13%	9.50%
A-Class Shares	15.11%	22.40%	17.83%	9.22%
A-Class Shares with sales charge‡	9.64%	16.59%	16.69%	8.69%
C-Class Shares	14.68%	21.49%	16.94%	8.41%
C-Class Shares with CDSC§	13.68%	20.49%	16.94%	8.41%
H-Class Shares**	15.11%	22.43%	17.65%	9.01%
S&P 500 Information Technology Index	13.14%	28.88%	17.44%	10.94%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
INTERNET FUND

	Shares	Value

COMMON STOCKS† - 99.1%

Internet - 51.3%
Alphabet, Inc. — Class A*	5,239	$5,101,319
Facebook, Inc. — Class A*	25,010	4,273,459
Amazon.com, Inc.*	4,200	4,037,670
Alibaba Group Holding Ltd. ADR*	13,380	2,310,860
Priceline Group, Inc.*	1,032	1,889,406
Netflix, Inc.*	9,086	1,647,746
Baidu, Inc. ADR*	6,057	1,500,258
eBay, Inc.*	30,968	1,191,029
JD.com, Inc. ADR*	29,722	1,135,380
Ctrip.com International Ltd. ADR*	18,473	974,266
Expedia, Inc.	6,468	931,004
Symantec Corp.	25,162	825,565
YY, Inc. ADR*	8,691	754,205
MercadoLibre, Inc.	2,840	735,361
Wix.com Ltd.*	9,860	708,441
Weibo Corp. ADR*	7,145	706,926
SINA Corp.*	6,090	698,219
Shopify, Inc. — Class A*	5,990	697,775
Palo Alto Networks, Inc.*	4,663	671,938
VeriSign, Inc.*	6,013	639,723
Twitter, Inc.*	37,567	633,755
58.com, Inc. ADR*	9,683	611,385
Vipshop Holdings Ltd. ADR*	69,545	611,301
IAC/InterActiveCorp*	4,917	578,141
F5 Networks, Inc.*	4,547	548,186
Zillow Group, Inc. — Class A*	13,123	526,888
Zillow Group, Inc. — Class C*	13,103	526,872
GoDaddy, Inc. — Class A*	11,830	514,723
TripAdvisor, Inc.*,1	10,980	445,019
Match Group, Inc.*,1	18,941	439,242
GrubHub, Inc.*	7,695	405,219
Wayfair, Inc. — Class A*	5,983	403,254
Stamps.com, Inc.*	1,852	375,308
Yelp, Inc. — Class A*	8,418	364,499
Liberty Expedia Holdings, Inc. — Class A*	6,498	345,109
Cogent Communications Holdings, Inc.	6,086	297,605
Trade Desk, Inc. — Class A*	4,670	287,252
Cars.com, Inc.*,1	9,800	260,778
Pandora Media, Inc.*,1	33,573	258,512
Etsy, Inc.*	14,928	251,985
Shutterfly, Inc.*	4,972	241,043
TrueCar, Inc.*,1	14,467	228,434
Blucora, Inc.*	8,600	217,580
NIC, Inc.	12,050	206,658
Shutterstock, Inc.*	6,128	204,001
Total Internet		41,213,299

Telecommunications - 12.2%
Cisco Systems, Inc.	76,019	2,556,519
Arista Networks, Inc.*	3,966	751,993
Motorola Solutions, Inc.	8,693	737,775
Juniper Networks, Inc.	22,904	637,418
CommScope Holding Company, Inc.*	14,776	490,711
LogMeIn, Inc.	4,238	466,392
ARRIS International plc*	16,130	459,544
Ubiquiti Networks, Inc.*,1	7,716	432,250
ViaSat, Inc.*,1	6,020	387,206
Ciena Corp.*	16,599	364,680
Finisar Corp.*	15,172	336,363
InterDigital, Inc.	4,402	324,648
Acacia Communications, Inc.*,1	6,088	286,745
Viavi Solutions, Inc.*	29,611	280,120
NETGEAR, Inc.*	5,165	245,854
Infinera Corp.*	26,748	237,255
Oclaro, Inc.*,1	26,566	229,265
Extreme Networks, Inc.*	18,805	223,591
ADTRAN, Inc.	9,065	217,560
Gogo, Inc.*,1	8,123	95,933
Total Telecommunications		9,761,822

Software - 11.9%
salesforce.com, Inc.*	16,810	1,570,389
Intuit, Inc.	8,197	1,165,122
NetEase, Inc. ADR	3,915	1,032,816
Red Hat, Inc.*	7,800	864,708
Momo, Inc. ADR*	22,544	706,529
Citrix Systems, Inc.*	8,597	660,422
Akamai Technologies, Inc.*	11,629	566,565
Veeva Systems, Inc. — Class A*	9,629	543,172
j2 Global, Inc.	4,943	365,189
Box, Inc. — Class A*	17,072	329,831
New Relic, Inc.*	6,390	318,222
2U, Inc.*	5,580	312,703
Allscripts Healthcare Solutions, Inc.*	21,905	311,708
Twilio, Inc. — Class A*,1	10,260	306,261
Cornerstone OnDemand, Inc.*	6,893	279,925
SPS Commerce, Inc.*	3,370	191,113
Total Software		9,524,675

Diversified Financial Services - 5.0%
Charles Schwab Corp.	35,629	1,558,412
TD Ameritrade Holding Corp.	20,790	1,014,552
E*TRADE Financial Corp.*	16,067	700,682
BGC Partners, Inc. — Class A	28,364	410,427
LendingClub Corp.*	50,464	307,326
Total Diversified Financial Services		3,991,399

Commercial Services - 4.7%
PayPal Holdings, Inc.*	26,526	1,698,460
Cimpress N.V.*	6,640	648,462
CoStar Group, Inc.*	2,182	585,322
Live Nation Entertainment, Inc.*	13,334	580,696
NutriSystem, Inc.	4,756	265,860
Total Commercial Services		3,778,800

Semiconductors - 4.5%
Broadcom Ltd.	7,914	1,919,462
QUALCOMM, Inc.	33,241	1,723,213
Total Semiconductors		3,642,675

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
INTERNET FUND

	Shares	Value

Computers - 3.8%
BlackBerry Ltd.*	72,280	$808,090
Check Point Software Technologies Ltd.*	7,055	804,411
Brocade Communications Systems, Inc.	36,005	430,260
Nutanix, Inc. — Class A*	16,506	369,569
Lumentum Holdings, Inc.*	6,310	342,949
NetScout Systems, Inc.*	10,261	331,943
Total Computers		3,087,222

Media - 2.2%
Time Warner, Inc.	17,124	1,754,354

REITs - 1.4%
Equinix, Inc.	2,603	1,161,719

Aerospace & Defense - 1.0%
Harris Corp.	5,998	789,817

Retail - 0.6%
HSN, Inc.	7,078	276,396
PetMed Express, Inc.	4,500	149,175
Total Retail		425,571

Electronics - 0.3%
Applied Optoelectronics, Inc.*,1	3,703	239,473

Leisure Time - 0.2%
Liberty TripAdvisor Holdings, Inc. — Class A*	14,318	176,827

Total Common Stocks
(Cost $65,737,924)		79,547,653

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	296,770	296,769
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	148,385	148,385
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	148,271	148,271
Total Repurchase Agreements
(Cost $593,425)		593,425

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.6%
First American Government Obligations Fund — Class Z, 0.89%[4]	2,097,250	2,097,250
Total Securities Lending Collateral
(Cost $2,097,250)		2,097,250

Total Investments - 102.4%
(Cost $68,428,599)		$82,238,328
Other Assets & Liabilities, net - (2.4)%		(1,946,519)
Total Net Assets - 100.0%		$80,291,809

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
INTERNET FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$79,547,653	$—	$—	$79,547,653
Repurchase Agreement	—	593,425	—	593,425
Securities Lending Collateral	2,097,250	—	—	2,097,250
Total Assets	$81,644,904	$593,425	$—	$82,238,328

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $2,033,122 of securities loaned (cost $67,835,174)	$81,644,903
Repurchase agreements, at value (cost $593,425)	593,425
Cash	8,276
Receivables:
Fund shares sold	300,637
Securities lending income	7,971
Dividends	6,296
Interest	33
Total assets	82,561,541

Liabilities:
Payable for:
Return of securities loaned	2,097,250
Management fees	56,867
Fund shares redeemed	56,068
Transfer agent and administrative fees	16,725
Portfolio accounting fees	6,690
Distribution and service fees	6,611
Miscellaneous	29,521
Total liabilities	2,269,732
Commitments and contingent liabilities (Note 10)	—
Net assets	$80,291,809

Net assets consist of:
Paid in capital	$69,992,650
Accumulated net investment loss	(343,967)
Accumulated net realized loss on investments	(3,166,603)
Net unrealized appreciation on investments	13,809,729
Net assets	$80,291,809

Investor Class:
Net assets	$57,537,021
Capital shares outstanding	523,691
Net asset value per share	$109.87

A-Class:
Net assets	$3,584,264
Capital shares outstanding	34,694
Net asset value per share	$103.31
Maximum offering price per share (Net asset value divided by 95.25%)	$108.46

C-Class:
Net assets	$2,918,233
Capital shares outstanding	31,594
Net asset value per share	$92.37

H-Class:
Net assets	$16,252,291
Capital shares outstanding	161,964
Net asset value per share	$100.35

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $919)	$171,142
Interest	1,554
Income from securities lending, net	32,268
Total investment income	204,963

Expenses:
Management fees	242,647
Distribution and service fees:
A-Class	3,537
C-Class	13,029
H-Class	12,918
Transfer agent and administrative fees	71,367
Portfolio accounting fees	28,546
Custodian fees	3,584
Trustees’ fees*	1,384
Line of credit fees	371
Miscellaneous	49,574
Total expenses	426,957
Net investment loss	(221,994)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	754,368
Net realized gain	754,368
Net change in unrealized appreciation (depreciation) on:
Investments	6,907,857
Net change in unrealized appreciation (depreciation)	6,907,857
Net realized and unrealized gain	7,662,225
Net increase in net assets resulting from operations	$7,440,231

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(221,994)	$(255,868)
Net realized gain on investments	754,368	6,746,908
Net change in unrealized appreciation (depreciation) on investments	6,907,857	(1,908,519)
Net increase in net assets resulting from operations	7,440,231	4,582,521

Capital share transactions:
Proceeds from sale of shares
Investor Class	88,930,552	156,156,448
A-Class	2,735,599	14,112,884
C-Class	1,729,285	2,667,685
H-Class	48,753,647	24,642,372
Cost of shares redeemed
Investor Class	(54,163,949)	(166,115,723)
A-Class	(1,647,392)	(14,079,122)
C-Class	(1,476,089)	(3,621,718)
H-Class	(36,523,936)	(29,999,192)
Net increase (decrease) from capital share transactions	48,337,717	(16,236,366)
Net increase (decrease) in net assets	55,777,948	(11,653,845)

Net assets:
Beginning of period	24,513,861	36,167,706
End of period	$80,291,809	$24,513,861
Accumulated net investment loss at end of period	$(343,967)	$(121,973)

Capital share activity:
Shares sold
Investor Class	853,753	1,807,372
A-Class	27,953	181,366
C-Class	19,694	36,275
H-Class	509,498	326,408
Shares redeemed
Investor Class	(515,409)	(1,935,644)
A-Class	(17,095)	(182,044)
C-Class	(16,916)	(49,537)
H-Class	(374,875)	(398,950)
Net increase (decrease) in shares	486,604	(214,754)

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$95.33	$77.91	$77.87	$75.05	$55.46	$51.90
Income (loss) from investment operations:
Net investment income (loss)[b]	(.35)	(.60)	(.41)	(.49)	(.62)	(.44)
Net gain (loss) on investments (realized and unrealized)	14.89	18.02	.78	5.27	20.53	5.26
Total from investment operations	14.54	17.42	.37	4.78	19.91	4.82
Less distributions from:
Net realized gains	—	—	(.33)	(1.96)	(.32)	(1.26)
Total distributions	—	—	(.33)	(1.96)	(.32)	(1.26)
Net asset value, end of period	$109.87	$95.33	$77.91	$77.87	$75.05	$55.46

Total Return[c]	15.24%	22.36%	0.46%	6.40%	35.93%	9.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,537	$17,670	$24,435	$8,328	$26,828	$6,109
Ratios to average net assets:
Net investment income (loss)	(0.67%)	(0.70%)	(0.52%)	(0.64%)	(0.87%)	(0.87%)
Total expenses	1.39%	1.37%	1.35%	1.35%	1.37%	1.35%
Portfolio turnover rate	136%	518%	520%	495%	472%	442%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$89.75	$73.54	$73.71	$71.32	$52.85	$49.63
Income (loss) from investment operations:
Net investment income (loss)[b]	(.43)	(.76)	(.69)	(.61)	(.79)	(.52)
Net gain (loss) on investments (realized and unrealized)	13.99	16.97	.85	4.96	19.58	5.00
Total from investment operations	13.56	16.21	.16	4.35	18.79	4.48
Less distributions from:
Net realized gains	—	—	(.33)	(1.96)	(.32)	(1.26)
Total distributions	—	—	(.33)	(1.96)	(.32)	(1.26)
Net asset value, end of period	$103.31	$89.75	$73.54	$73.71	$71.32	$52.85

Total Return[c]	15.11%	22.04%	0.20%	6.12%	35.58%	9.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,584	$2,139	$1,803	$2,022	$12,566	$1,192
Ratios to average net assets:
Net investment income (loss)	(0.87%)	(0.95%)	(0.92%)	(0.86%)	(1.12%)	(1.08%)
Total expenses	1.64%	1.62%	1.60%	1.61%	1.62%	1.60%
Portfolio turnover rate	136%	518%	520%	495%	472%	442%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

INTERNET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$80.55	$66.49	$67.17	$65.64	$49.03	$46.50
Income (loss) from investment operations:
Net investment income (loss)[b]	(.71)	(1.24)	(1.03)	(1.11)	(1.16)	(.85)
Net gain (loss) on investments (realized and unrealized)	12.53	15.30	.68	4.60	18.09	4.64
Total from investment operations	11.82	14.06	(.35)	3.49	16.93	3.79
Less distributions from:
Net realized gains	—	—	(.33)	(1.96)	(.32)	(1.26)
Total distributions	—	—	(.33)	(1.96)	(.32)	(1.26)
Net asset value, end of period	$92.37	$80.55	$66.49	$67.17	$65.64	$49.03

Total Return[c]	14.68%	21.13%	(0.54%)	5.34%	34.56%	8.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,918	$2,321	$2,798	$2,436	$4,655	$1,111
Ratios to average net assets:
Net investment income (loss)	(1.61%)	(1.71%)	(1.53%)	(1.68%)	(1.85%)	(1.91%)
Total expenses	2.39%	2.37%	2.35%	2.35%	2.37%	2.35%
Portfolio turnover rate	136%	518%	520%	495%	472%	442%

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$87.18	$71.40	$71.64	$69.58	$51.70	$48.71
Income (loss) from investment operations:
Net investment income (loss)[b]	(.48)	(.78)	(.72)	(.78)	(1.07)	(.64)
Net gain (loss) on investments (realized and unrealized)	13.65	16.56	.81	4.80	19.27	4.89
Total from investment operations	13.17	15.78	.09	4.02	18.20	4.25
Less distributions from:
Net realized gains	—	—	(.33)	(1.96)	(.32)	(1.26)
Total distributions	—	—	(.33)	(1.96)	(.32)	(1.26)
Net asset value, end of period	$100.35	$87.18	$71.40	$71.64	$69.58	$51.70

Total Return[c]	15.11%	22.09%	0.11%	5.80%	35.23%	9.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,252	$2,384	$7,132	$1,830	$11,814	$552
Ratios to average net assets:
Net investment income (loss)	(0.98%)	(1.03%)	(0.97%)	(1.12%)	(1.53%)	(1.36%)
Total expenses	1.64%	1.62%	1.67%	1.85%	1.87%	1.85%
Portfolio turnover rate	136%	518%	520%	495%	472%	442%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	June 3, 1998

Ten Largest Holdings (% of Total Net Assets)
Comcast Corp. — Class A	3.7%
Walt Disney Co.	3.3%
Philip Morris International, Inc.	3.3%
McDonald's Corp.	3.0%
Altria Group, Inc.	3.0%
Charter Communications, Inc. — Class A	2.8%
Time Warner, Inc.	2.4%
Starbucks Corp.	2.3%
Twenty-First Century Fox, Inc. — Class A	1.9%
Las Vegas Sands Corp.	1.8%
Top Ten Total	27.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	3.51%	18.24%	14.66%	7.26%
A-Class Shares	3.38%	17.93%	14.37%	6.99%
A-Class Shares with sales charge‡	(1.53%)	12.33%	13.26%	6.47%
C-Class Shares	2.99%	17.06%	13.52%	6.18%
C-Class Shares with CDSC§	1.99%	16.06%	13.52%	6.18%
H-Class Shares**	3.39%	17.95%	14.22%	6.80%
S&P 500 Consumer Discretionary Index	3.21%	14.52%	15.93%	11.28%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
LEISURE FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Media - 29.4%
Comcast Corp. — Class A	16,160	$621,836
Walt Disney Co.	5,707	562,539
Charter Communications, Inc. — Class A*	1,276	463,724
Time Warner, Inc.	3,906	400,170
Twenty-First Century Fox, Inc. — Class A	11,839	312,313
DISH Network Corp. — Class A*	4,336	235,141
Sirius XM Holdings, Inc.[1]	41,610	229,687
CBS Corp. — Class B	3,895	225,910
Liberty Broadband Corp. — Class C*	1,879	179,069
Discovery Communications, Inc. — Class A*	7,421	157,993
Viacom, Inc. — Class B	5,662	157,630
Scripps Networks Interactive, Inc. — Class A	1,744	149,792
News Corp. — Class A	9,545	126,567
Grupo Televisa SAB ADR	5,030	124,090
Cable One, Inc.	130	93,876
Sinclair Broadcast Group, Inc. — Class A	2,890	92,625
AMC Networks, Inc. — Class A*	1,520	88,874
Tribune Media Co. — Class A	2,090	85,397
Nexstar Media Group, Inc. — Class A	1,309	81,551
TEGNA, Inc.	6,079	81,033
New York Times Co. — Class A	4,070	79,772
Meredith Corp.	1,270	70,485
World Wrestling Entertainment, Inc. — Class A	2,560	60,288
EW Scripps Co. — Class A*	3,090	59,050
MSG Networks, Inc. — Class A*	2,680	56,816
Gray Television, Inc.*	3,330	52,281
Time, Inc.	3,735	50,423
Scholastic Corp.	1,320	49,104
Total Media		4,948,036

Retail - 17.4%
McDonald’s Corp.	3,209	502,787
Starbucks Corp.	7,204	386,927
Yum! Brands, Inc.	2,931	215,751
Yum China Holdings, Inc.*	4,431	177,107
Restaurant Brands International, Inc.	2,231	142,516
Domino’s Pizza, Inc.[1]	684	135,808
Darden Restaurants, Inc.	1,723	135,738
Chipotle Mexican Grill, Inc. — Class A*	428	131,751
Dunkin’ Brands Group, Inc.	1,869	99,207
Wendy’s Co.	5,505	85,493
Cracker Barrel Old Country Store, Inc.[1]	560	84,907
Texas Roadhouse, Inc. — Class A	1,683	82,703
Jack in the Box, Inc.	770	78,478
Papa John’s International, Inc.	1,034	75,554
Dave & Buster’s Entertainment, Inc.*	1,346	70,638
Cheesecake Factory, Inc.	1,530	64,444
Bloomin’ Brands, Inc.	3,272	57,587
Buffalo Wild Wings, Inc.*	543	57,395
Brinker International, Inc.[1]	1,714	54,608
Shake Shack, Inc. — Class A*	1,510	50,177
Sonic Corp.	1,859	47,312
Wingstop, Inc.[1]	1,312	43,624
Red Robin Gourmet Burgers, Inc.*	630	42,210
DineEquity, Inc.	910	39,112
BJ’s Restaurants, Inc.*,1	1,260	38,367
Fiesta Restaurant Group, Inc.*	1,820	34,580
Total Retail		2,934,781

Lodging - 12.2%
Las Vegas Sands Corp.	4,777	306,492
Marriott International, Inc. — Class A	2,547	280,832
Hilton Worldwide Holdings, Inc.	3,020	209,739
MGM Resorts International	5,930	193,259
Wynn Resorts Ltd.	1,141	169,918
Melco Resorts & Entertainment Ltd. ADR	6,983	168,430
Wyndham Worldwide Corp.	1,361	143,463
Hyatt Hotels Corp. — Class A*	1,970	121,726
Hilton Grand Vacations, Inc.*	2,337	90,278
Choice Hotels International, Inc.	1,330	84,987
ILG, Inc.	3,064	81,901
Boyd Gaming Corp.	2,925	76,196
Caesars Entertainment Corp.*,1	4,890	65,282
La Quinta Holdings, Inc.*	3,638	63,665
Total Lodging		2,056,168

Entertainment - 9.0%
IMAX Corp.*	6,100	138,164
Vail Resorts, Inc.[1]	580	132,310
Lions Gate Entertainment Corp. — Class A*	3,595	120,253
International Game Technology plc	4,180	102,619
Six Flags Entertainment Corp.	1,660	101,160
Madison Square Garden Co. — Class A*	463	99,128
Scientific Games Corp. — Class A*	2,073	95,047
Cinemark Holdings, Inc.	2,476	89,656
Marriott Vacations Worldwide Corp.	671	83,560
Churchill Downs, Inc.	385	79,387
Red Rock Resorts, Inc. — Class A	3,137	72,653
Regal Entertainment Group — Class A1	4,320	69,120
Penn National Gaming, Inc.*	2,727	63,785
Eldorado Resorts, Inc.*	2,405	61,688
International Speedway Corp. — Class A	1,550	55,800
Pinnacle Entertainment, Inc.*	2,486	52,977
AMC Entertainment Holdings, Inc. — Class A1	3,570	52,479
SeaWorld Entertainment, Inc.*,1	3,790	49,232
Total Entertainment		1,519,018

Leisure Time - 8.7%
Carnival Corp.	4,529	292,437
Carnival plc ADR	4,510	290,805
Royal Caribbean Cruises Ltd.	1,812	214,794
Norwegian Cruise Line Holdings Ltd.*	2,770	149,719
Harley-Davidson, Inc.	2,589	124,816
Polaris Industries, Inc.[1]	1,020	106,723
Brunswick Corp.	1,805	101,026
Planet Fitness, Inc. — Class A	2,680	72,306

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
LEISURE FUND

	Shares	Value

Vista Outdoor, Inc.*	2,268	$52,028
Callaway Golf Co.	3,580	51,659
Total Leisure Time		1,456,313

Agriculture - 8.1%
Philip Morris International, Inc.	5,062	561,932
Altria Group, Inc.	7,892	500,511
British American Tobacco plc ADR	2,703	168,802
Vector Group Ltd.	3,526	72,170
Universal Corp.	919	52,659
Total Agriculture		1,356,074

Beverages - 5.8%
Constellation Brands, Inc. — Class A	1,346	268,460
Brown-Forman Corp. — Class B	3,638	197,543
Molson Coors Brewing Co. — Class B	2,235	182,465
Anheuser-Busch InBev S.A. ADR	1,253	149,483
Diageo plc ADR	900	118,917
Boston Beer Company, Inc. — Class A*	390	60,918
Total Beverages		977,786

Software - 4.2%
Activision Blizzard, Inc.	4,663	300,810
Electronic Arts, Inc.*	2,229	263,156
Take-Two Interactive Software, Inc.*	1,409	144,042
Total Software		708,008

Toys, Games & Hobbies - 1.5%
Hasbro, Inc.	1,612	157,444
Mattel, Inc.[1]	6,669	103,236
Total Toys, Games & Hobbies		260,680

Food Service - 0.8%
Aramark	3,416	138,724

Commercial Services - 0.8%
Live Nation Entertainment, Inc.*	3,041	132,436

REITs - 0.6%
Park Hotels & Resorts, Inc.	3,815	105,141

Miscellaneous Manufacturing - 0.6%
American Outdoor Brands Corp.*	3,150	48,038
Sturm Ruger & Company, Inc.[1]	870	44,979
Total Miscellaneous Manufacturing		93,017

Internet - 0.4%
Cars.com, Inc.*,1	2,233	59,420

Food - 0.3%
Bob Evans Farms, Inc.	700	54,257

Total Common Stocks
(Cost $12,584,765)		16,799,859

RIGHTS†† - 0.0%
Nexstar Media Group CVR
Expires 01/18/19*	8,160	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.8%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$70,737	70,737
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	35,369	35,369
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	35,342	35,342
Total Repurchase Agreements
(Cost $141,448)		141,448

	Shares

SECURITIES LENDING COLLATERAL†,3 - 6.2%
First American Government Obligations Fund — Class Z, 0.89%[4]	1,040,423	1,040,423
Total Securities Lending Collateral
(Cost $1,040,423)		1,040,423

Total Investments - 106.8%
(Cost $13,766,636)		$17,981,730
Other Assets & Liabilities, net - (6.8)%		(1,150,971)
Total Net Assets - 100.0%		$16,830,759

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
LEISURE FUND

*	Non-income producing security
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company
CVR — Contingent Value Rights

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$16,799,859	$—	$—		$16,799,859
Repurchase Agreement	—	141,448	—		141,448
Rights	—	—	—	*	—
Securities Lending Collateral	1,040,423	—	—		1,040,423
Total Assets	$17,840,282	$141,448	$—		$17,981,730

*	Market value of security is $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $1,014,960 of securities loaned (cost $13,625,188)	$17,840,282
Repurchase agreements, at value (cost $141,448)	141,448
Receivables:
Securities sold	2,339,536
Dividends	32,624
Fund shares sold	32,142
Foreign taxes reclaim	3,881
Securities lending income	858
Interest	8
Total assets	20,390,779

Liabilities:
Payable for:
Fund shares redeemed	2,488,405
Return of securities loaned	1,040,423
Management fees	13,588
Transfer agent and administrative fees	3,996
Distribution and service fees	2,109
Portfolio accounting fees	1,599
Miscellaneous	9,900
Total liabilities	3,560,020
Commitments and contingent liabilities (Note 10)	—
Net assets	$16,830,759

Net assets consist of:
Paid in capital	$9,598,754
Undistributed net investment income	541,606
Accumulated net realized gain on investments	2,475,305
Net unrealized appreciation on investments	4,215,094
Net assets	$16,830,759

Investor Class:
Net assets	$11,693,400
Capital shares outstanding	159,218
Net asset value per share	$73.44

A-Class:
Net assets	$1,992,950
Capital shares outstanding	29,193
Net asset value per share	$68.27
Maximum offering price per share (Net asset value divided by 95.25%)	$71.67

C-Class:
Net assets	$1,684,581
Capital shares outstanding	27,159
Net asset value per share	$62.03

H-Class:
Net assets	$1,459,828
Capital shares outstanding	21,931
Net asset value per share	$66.56

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $744)	$361,062
Interest	791
Income from securities lending, net	11,006
Total investment income	372,859

Expenses:
Management fees	169,807
Distribution and service fees:
A-Class	4,030
C-Class	8,860
H-Class	11,278
Transfer agent and administrative fees	49,943
Portfolio accounting fees	19,977
Custodian fees	2,581
Trustees’ fees*	2,367
Line of credit fees	159
Miscellaneous	33,074
Total expenses	302,076
Net investment income	70,783

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,820,745
Net realized gain	3,820,745
Net change in unrealized appreciation (depreciation) on:
Investments	(1,661,067)
Net change in unrealized appreciation (depreciation)	(1,661,067)
Net realized and unrealized gain	2,159,678
Net increase in net assets resulting from operations	$2,230,461

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$70,783	$162,023
Net realized gain on investments	3,820,745	6,743,496
Net change in unrealized appreciation (depreciation) on investments	(1,661,067)	(1,727,882)
Net increase in net assets resulting from operations	2,230,461	5,177,637

Distributions to shareholders from:
Net investment income
Investor Class	—	(79,568)
A-Class	—	(31,053)
C-Class	—	(6,507)
H-Class	—	(14,627)
Total distributions to shareholders	—	(131,755)

Capital share transactions:
Proceeds from sale of shares
Investor Class	62,974,266	73,417,889
A-Class	4,694,942	17,978,158
C-Class	654,573	303,924
H-Class	31,746,509	38,389,308
Distributions reinvested
Investor Class	—	77,283
A-Class	—	29,016
C-Class	—	6,322
H-Class	—	14,567
Cost of shares redeemed
Investor Class	(67,169,521)	(77,077,573)
A-Class	(4,979,469)	(24,564,037)
C-Class	(352,219)	(505,982)
H-Class	(34,658,375)	(49,153,554)
Net decrease from capital share transactions	(7,089,294)	(21,084,679)
Net decrease in net assets	(4,858,833)	(16,038,797)

Net assets:
Beginning of period	21,689,592	37,728,389
End of period	$16,830,759	$21,689,592
Undistributed net investment income at end of period	$541,606	$470,823

Capital share activity:
Shares sold
Investor Class	872,411	1,144,896
A-Class	69,911	304,282
C-Class	10,804	5,480
H-Class	486,736	661,870
Shares issued from reinvestment of distributions
Investor Class	—	1,225
A-Class	—	494
C-Class	—	118
H-Class	—	254
Shares redeemed
Investor Class	(916,325)	(1,190,262)
A-Class	(73,736)	(411,259)
C-Class	(5,680)	(9,257)
H-Class	(523,354)	(840,148)
Net decrease in shares	(79,233)	(332,307)

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$70.95	$61.36	$60.75	$55.81	$44.93	$36.94
Income (loss) from investment operations:
Net investment income (loss)[b]	.19	.52	.22	.52	.20	.36
Net gain (loss) on investments (realized and unrealized)	2.30	9.38	.82	5.64	10.95	7.66
Total from investment operations	2.49	9.90	1.04	6.16	11.15	8.02
Less distributions from:
Net investment income	—	(.31)	(.32)	(.12)	(.27)	(.03)
Net realized gains	—	—	(.11)	(1.10)	—	—
Total distributions	—	(.31)	(.43)	(1.22)	(.27)	(.03)
Net asset value, end of period	$73.44	$70.95	$61.36	$60.75	$55.81	$44.93

Total Return[c]	3.51%	16.20%	1.72%	11.15%	24.83%	21.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,693	$14,413	$15,173	$48,494	$24,139	$22,005
Ratios to average net assets:
Net investment income (loss)	0.52%	0.81%	0.35%	0.89%	0.39%	0.92%
Total expenses	1.39%	1.38%	1.34%	1.34%	1.37%	1.35%
Portfolio turnover rate	217%	352%	339%	343%	265%	517%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$66.03	$57.27	$56.88	$52.46	$42.35	$34.91
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.23	.08	.38	.04	.29
Net gain (loss) on investments (realized and unrealized)	2.16	8.84	.74	5.26	10.34	7.18
Total from investment operations	2.24	9.07	.82	5.64	10.38	7.47
Less distributions from:
Net investment income	—	(.31)	(.32)	(.12)	(.27)	(.03)
Net realized gains	—	—	(.11)	(1.10)	—	—
Total distributions	—	(.31)	(.43)	(1.22)	(.27)	(.03)
Net asset value, end of period	$68.27	$66.03	$57.27	$56.88	$52.46	$42.35

Total Return[c]	3.38%	15.91%	1.45%	10.86%	24.53%	21.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,993	$2,180	$7,990	$10,703	$1,778	$1,409
Ratios to average net assets:
Net investment income (loss)	0.25%	0.40%	0.15%	0.69%	0.09%	0.80%
Total expenses	1.64%	1.62%	1.60%	1.58%	1.62%	1.60%
Portfolio turnover rate	217%	352%	339%	343%	265%	517%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

LEISURE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$60.23	$52.65	$52.72	$49.07	$39.92	$33.16
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	(.18)	(.28)	(.19)	(.27)	.01
Net gain (loss) on investments (realized and unrealized)	1.98	8.07	.64	5.06	9.69	6.78
Total from investment operations	1.80	7.89	.36	4.87	9.42	6.79
Less distributions from:
Net investment income	—	(.31)	(.32)	(.12)	(.27)	(.03)
Net realized gains	—	—	(.11)	(1.10)	—	—
Total distributions	—	(.31)	(.43)	(1.22)	(.27)	(.03)
Net asset value, end of period	$62.03	$60.23	$52.65	$52.72	$49.07	$39.92

Total Return[c]	2.99%	15.05%	0.69%	10.04%	23.61%	20.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,685	$1,327	$1,353	$1,590	$1,460	$928
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(0.33%)	(0.54%)	(0.37%)	(0.59%)	0.03%
Total expenses	2.39%	2.37%	2.35%	2.35%	2.37%	2.35%
Portfolio turnover rate	217%	352%	339%	343%	265%	517%

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$64.38	$55.85	$55.50	$51.31	$41.54	$34.33
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	.20	.27	.30	(.11)	.29
Net gain (loss) on investments (realized and unrealized)	2.15	8.64	.51	5.11	10.15	6.95
Total from investment operations	2.18	8.84	.78	5.41	10.04	7.24
Less distributions from:
Net investment income	—	(.31)	(.32)	(.12)	(.27)	(.03)
Net realized gains	—	—	(.11)	(1.10)	—	—
Total distributions	—	(.31)	(.43)	(1.22)	(.27)	(.03)
Net asset value, end of period	$66.56	$64.38	$55.85	$55.50	$51.31	$41.54

Total Return[c]	3.39%	15.90%	1.41%	10.66%	24.18%	21.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,460	$3,770	$13,212	$7,074	$3,115	$1,241
Ratios to average net assets:
Net investment income (loss)	0.10%	0.34%	0.49%	0.55%	(0.23%)	0.80%
Total expenses	1.64%	1.63%	1.64%	1.83%	1.87%	1.85%
Portfolio turnover rate	217%	352%	339%	343%	265%	517%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services (“Precious Metals Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	December 1, 1993
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	August 1, 2003

Ten Largest Holdings (% of Total Net Assets)
Freeport-McMoRan, Inc.	6.8%
Newmont Mining Corp.	6.2%
Barrick Gold Corp.	6.0%
Franco-Nevada Corp.	5.1%
Goldcorp, Inc.	4.6%
Agnico Eagle Mines Ltd.	4.4%
VanEck Vectors Junior Gold Miners ETF	4.2%
Randgold Resources Ltd. ADR	4.1%
Wheaton Precious Metals Corp.	4.0%
Royal Gold, Inc.	3.3%
Top Ten Total	48.7%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	(1.64%)	(13.85%)	(13.69%)	(6.29%)
A-Class Shares	(1.78%)	(14.09%)	(13.93%)	(6.54%)
A-Class Shares with sales charge‡	(6.45%)	(18.17%)	(14.77%)	(6.99%)
C-Class Shares	(2.15%)	(14.73%)	(14.55%)	(7.23%)
C-Class Shares with CDSC§	(3.12%)	(15.55%)	(14.55%)	(7.23%)
H-Class Shares**	(1.83%)	(14.15%)	(14.06%)	(6.72%)
S&P 500 Materials Index	9.41%	21.26%	11.29%	5.47%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
PRECIOUS METALS FUND

	Shares	Value

COMMON STOCKS† - 95.6%

Mining - 95.6%
Freeport-McMoRan, Inc.*	380,186	$5,337,812
Newmont Mining Corp.	130,749	4,904,396
Barrick Gold Corp.	292,683	4,709,269
Franco-Nevada Corp.	51,805	4,013,851
Goldcorp, Inc.	279,698	3,624,886
Agnico Eagle Mines Ltd.	76,070	3,439,125
Randgold Resources Ltd. ADR[1]	32,983	3,221,120
Wheaton Precious Metals Corp.	166,302	3,174,705
Royal Gold, Inc.	30,031	2,583,867
Kinross Gold Corp.*	538,274	2,282,282
Cia de Minas Buenaventura S.A.A. ADR	165,396	2,115,415
AngloGold Ashanti Ltd. ADR	220,908	2,052,235
Gold Fields Ltd. ADR	465,781	2,007,516
B2Gold Corp.*	641,832	1,797,130
Pan American Silver Corp.	103,920	1,771,836
IAMGOLD Corp.*	282,211	1,721,487
Yamana Gold, Inc.	635,728	1,684,679
Sibanye-Stillwater ADR[1]	360,656	1,608,526
Hecla Mining Co.	310,852	1,560,477
Alamos Gold, Inc. — Class A	228,630	1,545,539
Osisko Gold Royalties Ltd.	117,750	1,520,153
New Gold, Inc.*	396,089	1,469,490
Pretium Resources, Inc.*,1	152,816	1,415,076
Coeur Mining, Inc.*	147,715	1,357,501
Eldorado Gold Corp.	593,401	1,305,482
Novagold Resources, Inc.*,1	311,949	1,285,230
SSR Mining, Inc.*	116,764	1,238,866
Tahoe Resources, Inc.	230,853	1,216,595
First Majestic Silver Corp.*,1	162,625	1,112,355
MAG Silver Corp.*	90,022	1,010,947
Sandstorm Gold Ltd.*	214,431	973,517
Seabridge Gold, Inc.*,1	73,982	902,580
Klondex Mines Ltd.*	243,802	887,439
Harmony Gold Mining Company Ltd. ADR	478,169	875,049
Fortuna Silver Mines, Inc.*	196,958	862,676
McEwen Mining, Inc.*,1	380,813	742,585
Richmont Mines, Inc.*	78,034	729,618
Endeavour Silver Corp.*,1	237,870	566,131
Gold Resource Corp.	136,559	512,096
AuRico Metals, Inc.*	5	5
Total Mining		75,139,544

Total Common Stocks
(Cost $67,364,006)		75,139,544

EXCHANGE-TRADED FUNDS† - 4.2%
VanEck Vectors Junior Gold Miners ETF	97,688	3,281,340
Total Exchange-Traded Funds
(Cost $3,011,694)		3,281,340

	Face Amount

REPURCHASE AGREEMENTS††,2 - 1.3%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$499,897	499,897
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	249,948	249,948
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	249,757	249,757
Total Repurchase Agreements
(Cost $999,602)		999,602

	Shares

SECURITIES LENDING COLLATERAL†,3 - 9.3%
First American Government Obligations Fund — Class Z, 0.89%[4]	7,312,958	7,312,958
Total Securities Lending Collateral
(Cost $7,312,958)		7,312,958

Total Investments - 110.4%
(Cost $78,688,260)		$86,733,444
Other Assets & Liabilities, net - (10.4)%		(8,164,502)
Total Net Assets - 100.0%		$78,568,942

100 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
PRECIOUS METALS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$75,139,544	$—	$—	$75,139,544
Exchange-Traded Funds	3,281,340	—	—	3,281,340
Repurchase Agreements	—	999,602	—	999,602
Securities Lending Collateral	7,312,958	—	—	7,312,958
Total Assets	$85,733,842	$999,602	$—	$86,733,444

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 101

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $6,896,652 of securities loaned (cost $77,688,658)	$85,733,842
Repurchase agreements, at value (cost $999,602)	999,602
Receivables:
Fund shares sold	173,579
Securities lending income	7,431
Dividends	6,782
Foreign taxes reclaim	827
Interest	55
Total assets	86,922,118

Liabilities:
Payable for:
Return of securities loaned	7,312,958
Deferred foreign capital gain taxes	519,144
Fund shares redeemed	412,961
Management fees	50,206
Transfer agent and administrative fees	16,735
Distribution and service fees	9,577
Portfolio accounting fees	6,694
Miscellaneous	24,898
Total liabilities	8,353,176
Commitments and contingent liabilities (Note 10)	—
Net assets	$78,568,942

Net assets consist of:
Paid in capital	$116,436,652
Accumulated net investment loss	(490,832)
Accumulated net realized loss on investments	(45,422,062)
Net unrealized appreciation on investments	8,045,184
Net assets	$78,568,942

Investor Class:
Net assets	$55,922,973
Capital shares outstanding	1,830,579
Net asset value per share	$30.55

A-Class:
Net assets	$12,537,637
Capital shares outstanding	428,074
Net asset value per share	$29.29
Maximum offering price per share (Net asset value divided by 95.25%)	$30.75

C-Class:
Net assets	$6,937,870
Capital shares outstanding	271,788
Net asset value per share	$25.53

H-Class:
Net assets	$3,170,462
Capital shares outstanding	111,555
Net asset value per share	$28.42

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $19,182)	$188,693
Interest	3,367
Income from securities lending, net	42,655
Total investment income	234,715

Expenses:
Management fees	253,039
Distribution and service fees:
A-Class	13,385
C-Class	36,406
H-Class	5,227
Transfer agent and administrative fees	84,347
Portfolio accounting fees	33,738
Registration fees	30,623
Custodian fees	4,437
Trustees’ fees*	2,849
Line of credit fees	422
Miscellaneous	26,611
Total expenses	491,084
Net investment loss	(256,369)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,483,507
Net realized gain	9,483,507
Net change in unrealized appreciation (depreciation) on:
Investments	(12,783,750)
Net change in unrealized appreciation (depreciation)	(12,783,750)
Net realized and unrealized loss	(3,300,243)
Net decrease in net assets resulting from operations	$(3,556,612)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

102 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(256,369)	$(761,327)
Net realized gain on investments	9,483,507	10,615,182
Net change in unrealized appreciation (depreciation) on investments	(12,783,750)	(1,934,542)
Net increase (decrease) in net assets resulting from operations	(3,556,612)	7,919,313

Distributions to shareholders from:
Net investment income
Investor Class	—	(2,205,828)
A-Class	—	(423,349)
C-Class	—	(340,156)
H-Class	—	(148,234)
Total distributions to shareholders	—	(3,117,567)

Capital share transactions:
Proceeds from sale of shares
Investor Class	184,146,378	617,795,119
A-Class	5,018,798	28,200,735
C-Class	1,364,801	9,381,549
H-Class	89,010,798	78,064,423
Distributions reinvested
Investor Class	—	2,149,219
A-Class	—	409,011
C-Class	—	335,809
H-Class	—	147,702
Cost of shares redeemed
Investor Class	(170,502,574)	(629,758,275)
A-Class	(4,396,934)	(20,496,890)
C-Class	(1,903,445)	(9,377,725)
H-Class	(86,788,819)	(77,888,581)
Net increase (decrease) from capital share transactions	15,949,003	(1,037,904)
Net increase in net assets	12,392,391	3,763,842

Net assets:
Beginning of period	66,176,551	62,412,709
End of period	$78,568,942	$66,176,551
Accumulated net investment loss at end of period	$(490,832)	$(234,463)

Capital share activity:
Shares sold
Investor Class	5,938,242	17,910,788
A-Class	172,375	836,189
C-Class	52,013	313,607
H-Class	3,132,359	2,469,224
Shares issued from reinvestment of distributions
Investor Class	—	70,420
A-Class	—	13,945
C-Class	—	13,051
H-Class	—	5,186
Shares redeemed
Investor Class	(5,519,905)	(18,370,925)
A-Class	(152,735)	(582,330)
C-Class	(74,084)	(324,703)
H-Class	(3,123,645)	(2,471,225)
Net increase (decrease) in shares	424,620	(116,773)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 103

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$30.82	$27.37	$25.11	$35.78	$51.65	$65.73
Income (loss) from investment operations:
Net investment income (loss)[b]	(.09)	(.23)	(.07)	.01	.36	.34
Net gain (loss) on investments (realized and unrealized)	(.18)	4.85	2.44	(9.88)	(16.06)	(12.12)
Total from investment operations	(.27)	4.62	2.37	(9.87)	(15.70)	(11.78)
Less distributions from:
Net investment income	—	(1.17)	(.11)	(.80)	(.17)	(.10)
Net realized gains	—	—	—	—	—	(2.20)
Total distributions	—	(1.17)	(.11)	(.80)	(.17)	(2.30)
Net asset value, end of period	$30.55	$30.82	$27.37	$25.11	$35.78	$51.65

Total Return[c]	(1.64%)	16.91%	9.67%	(27.88%)	(30.37%)	(18.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,923	$43,530	$49,321	$30,528	$42,846	$71,386
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(0.67%)	(0.31%)	0.04%	0.96%	0.55%
Total expenses[d]	1.29%	1.27%	1.25%	1.25%	1.27%	1.25%
Portfolio turnover rate	265%	508%	797%	371%	348%	206%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$29.59	$26.39	$24.28	$34.75	$50.28	$64.21
Income (loss) from investment operations:
Net investment income (loss)[b]	(.13)	(.27)	(.12)	(.10)	.16	.21
Net gain (loss) on investments (realized and unrealized)	(.17)	4.64	2.34	(9.57)	(15.52)	(11.84)
Total from investment operations	(.30)	4.37	2.22	(9.67)	(15.36)	(11.63)
Less distributions from:
Net investment income	—	(1.17)	(.11)	(.80)	(.17)	(.10)
Net realized gains	—	—	—	—	—	(2.20)
Total distributions	—	(1.17)	(.11)	(.80)	(.17)	(2.30)
Net asset value, end of period	$29.29	$29.59	$26.39	$24.28	$34.75	$50.28

Total Return[c]	(1.78%)	16.59%	9.38%	(28.13%)	(30.52%)	(18.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,538	$12,085	$3,711	$4,928	$5,235	$5,988
Ratios to average net assets:
Net investment income (loss)	(0.85%)	(0.82%)	(0.54%)	(0.29%)	0.45%	0.35%
Total expenses[d]	1.54%	1.52%	1.50%	1.50%	1.52%	1.50%
Portfolio turnover rate	265%	508%	797%	371%	348%	206%

104 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$25.89	$23.38	$21.67	$31.34	$45.72	$59.02
Income (loss) from investment operations:
Net investment income (loss)[b]	(.21)	(.46)	(.26)	(.29)	(.07)	(.23)
Net gain (loss) on investments (realized and unrealized)	(.15)	4.14	2.08	(8.58)	(14.14)	(10.77)
Total from investment operations	(.36)	3.68	1.82	(8.87)	(14.21)	(11.00)
Less distributions from:
Net investment income	—	(1.17)	(.11)	(.80)	(.17)	(.10)
Net realized gains	—	—	—	—	—	(2.20)
Total distributions	—	(1.17)	(.11)	(.80)	(.17)	(2.30)
Net asset value, end of period	$25.53	$25.89	$23.38	$21.67	$31.34	$45.72

Total Return[c]	(2.15%)	15.76%	8.66%	(28.64%)	(31.05%)	(19.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,938	$7,607	$6,825	$5,590	$9,250	$18,608
Ratios to average net assets:
Net investment income (loss)	(1.62%)	(1.59%)	(1.34%)	(0.99%)	(0.22%)	(0.42%)
Total expenses[d]	2.29%	2.27%	2.25%	2.25%	2.27%	2.25%
Portfolio turnover rate	265%	508%	797%	371%	348%	206%

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$28.73	$25.64	$23.64	$33.92	$49.20	$63.02
Income (loss) from investment operations:
Net investment income (loss)[b]	(.13)	(.31)	(.11)	(.14)	.12	(.02)
Net gain (loss) on investments (realized and unrealized)	(.18)	4.57	2.22	(9.34)	(15.23)	(11.50)
Total from investment operations	(.31)	4.26	2.11	(9.48)	(15.11)	(11.52)
Less distributions from:
Net investment income	—	(1.17)	(.11)	(.80)	(.17)	(.10)
Net realized gains	—	—	—	—	—	(2.20)
Total distributions	—	(1.17)	(.11)	(.80)	(.17)	(2.30)
Net asset value, end of period	$28.42	$28.73	$25.64	$23.64	$33.92	$49.20

Total Return[c]	(1.83%)	16.65%	9.17%	(28.24%)	(30.71%)	(18.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,170	$2,954	$2,556	$8,400	$4,009	$3,148
Ratios to average net assets:
Net investment income (loss)	(0.90%)	(0.94%)	(0.53%)	(0.45%)	0.34%	(0.04%)
Total expenses[d]	1.54%	1.52%	1.59%	1.75%	1.77%	1.75%
Portfolio turnover rate	265%	508%	797%	371%	348%	206%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests
[e]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 105

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
American Tower Corp. — Class A	2.2%
Simon Property Group, Inc.	2.0%
Crown Castle International Corp.	1.9%
Equinix, Inc.	1.8%
Public Storage	1.7%
Prologis, Inc.	1.6%
Equity Residential	1.4%
Weyerhaeuser Co.	1.4%
Welltower, Inc.	1.4%
AvalonBay Communities, Inc.	1.4%
Top Ten Total	16.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	1.97%	2.62%	7.00%	2.70%
A-Class Shares with sales charge‡	(2.87%)	(2.25%)	5.97%	2.20%
C-Class Shares	1.59%	1.84%	6.20%	1.90%
C-Class Shares with CDSC§	0.59%	0.89%	6.20%	1.90%
H-Class Shares	1.98%	2.63%	6.98%	2.68%
MSCI U.S. REIT Index	2.59%	0.54%	9.58%	5.79%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A- Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

106 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

REITs - 96.1%
REITs-Diversified - 24.7%
American Tower Corp. — Class A	5,223	$713,879
Crown Castle International Corp.	5,962	596,080
Equinix, Inc.	1,277	569,924
Weyerhaeuser Co.	13,568	461,719
Digital Realty Trust, Inc.	3,476	411,315
SBA Communications Corp.*	2,725	392,536
Vornado Realty Trust	4,726	363,335
Duke Realty Corp.	10,023	288,863
Gaming and Leisure Properties, Inc.	7,189	265,202
Lamar Advertising Co. — Class A	3,787	259,523
WP Carey, Inc.	3,670	247,321
Colony NorthStar, Inc. — Class A	18,492	232,260
Forest City Realty Trust, Inc. — Class A	9,092	231,937
CoreSite Realty Corp.	1,926	215,519
New Residential Investment Corp.	12,602	210,831
EPR Properties	2,981	207,895
STORE Capital Corp.	7,959	197,940
Outfront Media, Inc.	7,707	194,062
Rayonier, Inc.	6,458	186,572
PS Business Parks, Inc.	1,353	180,626
Cousins Properties, Inc.	19,175	179,095
GEO Group, Inc.	6,450	173,505
CoreCivic, Inc.	6,280	168,116
Retail Properties of America, Inc. — Class A	11,859	155,709
STAG Industrial, Inc.	5,498	151,030
Washington Real Estate Investment Trust	4,602	150,762
Lexington Realty Trust	14,130	144,409
Potlatch Corp.	2,670	136,170
Uniti Group, Inc.	9,237	135,414
American Assets Trust, Inc.	3,241	128,895
Total REITs-Diversified		7,950,444

REITs-Office Property - 11.7%
Boston Properties, Inc.	3,365	413,491
SL Green Realty Corp.	3,034	307,405
Alexandria Real Estate Equities, Inc.	2,581	307,062
Kilroy Realty Corp.	3,517	250,129
VEREIT, Inc.	30,127	249,753
Douglas Emmett, Inc.	6,071	239,319
Hudson Pacific Properties, Inc.	6,599	221,264
Highwoods Properties, Inc.	4,188	218,153
Equity Commonwealth*	6,013	182,795
Paramount Group, Inc.[1]	11,016	176,256
Corporate Office Properties Trust	5,242	172,095
Empire State Realty Trust, Inc. — Class A	8,310	170,687
Brandywine Realty Trust	9,358	163,671
Piedmont Office Realty Trust, Inc. — Class A	7,971	160,695
Columbia Property Trust, Inc.	7,102	154,611
Mack-Cali Realty Corp.	5,915	140,245
Government Properties Income Trust	6,794	127,523
New York REIT, Inc.*	14,059	110,363
Total REITs-Office Property		3,765,517

REITs-Apartments - 10.9%
Equity Residential	7,027	463,290
AvalonBay Communities, Inc.	2,561	456,934
Essex Property Trust, Inc.	1,549	393,492
Mid-America Apartment Communities, Inc.	3,096	330,900
UDR, Inc.	7,872	299,372
Camden Property Trust	2,843	259,992
Invitation Homes, Inc.[1]	11,030	249,830
Apartment Investment & Management Co. — Class A	5,555	243,642
American Homes 4 Rent — Class A	10,499	227,933
American Campus Communities, Inc.	4,999	220,706
Starwood Waypoint Homes	5,748	209,055
Education Realty Trust, Inc.	4,035	144,978
Total REITs-Apartments		3,500,124

REITs-Health Care - 9.2%
Welltower, Inc.	6,556	460,756
Ventas, Inc.	6,768	440,800
HCP, Inc.	11,574	322,104
Omega Healthcare Investors, Inc.[1]	7,250	231,348
Healthcare Trust of America, Inc. — Class A	7,623	227,165
Medical Properties Trust, Inc.	15,143	198,828
Senior Housing Properties Trust	9,991	195,324
Healthcare Realty Trust, Inc.	5,674	183,497
Sabra Health Care REIT, Inc.	7,561	165,888
Physicians Realty Trust	8,983	159,269
National Health Investors, Inc.	2,059	159,140
Quality Care Properties, Inc.*	7,603	117,847
CareTrust REIT, Inc.	5,870	111,765
Total REITs-Health Care		2,973,731

REITs-Hotels - 7.0%
Host Hotels & Resorts, Inc.	17,496	323,501
MGM Growth Properties LLC — Class A1	8,165	246,665
Park Hotels & Resorts, Inc.	8,160	224,890
Hospitality Properties Trust	7,116	202,735
Apple Hospitality REIT, Inc.	9,818	185,658
Sunstone Hotel Investors, Inc.	10,836	174,135
Ryman Hospitality Properties, Inc.	2,721	170,035
LaSalle Hotel Properties	5,838	169,419
RLJ Lodging Trust	6,920	152,241
Pebblebrook Hotel Trust[1]	4,105	148,355
DiamondRock Hospitality Co.	12,418	135,977
Summit Hotel Properties, Inc.	7,640	122,164
Total REITs-Hotels		2,255,775

REITs-Shopping Centers - 6.3%
Regency Centers Corp.	4,873	302,321
Federal Realty Investment Trust	2,145	266,430
Kimco Realty Corp.	13,113	256,359
Brixmor Property Group, Inc.	11,270	211,876
Weingarten Realty Investors	5,863	186,092

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
REAL ESTATE FUND

	Shares	Value

DDR Corp.	17,102	$156,654
Urban Edge Properties	6,212	149,833
Acadia Realty Trust	4,958	141,898
Retail Opportunity Investments Corp.	7,077	134,534
Kite Realty Group Trust	5,992	121,338
Ramco-Gershenson Properties Trust	7,069	91,968
Total REITs-Shopping Centers		2,019,303

REITs-Regional Malls - 5.8%
Simon Property Group, Inc.	4,083	657,403
GGP, Inc.	17,550	364,514
Macerich Co.	4,718	259,348
Taubman Centers, Inc.	3,228	160,432
Tanger Factory Outlet Centers, Inc.	5,815	142,002
Washington Prime Group, Inc.	13,778	114,771
CBL & Associates Properties, Inc.[1]	12,741	106,897
Pennsylvania Real Estate Investment Trust	7,630	80,039
Total REITs-Regional Malls		1,885,406

REITs-Mortgage - 5.8%
Annaly Capital Management, Inc.	26,922	328,179
AGNC Investment Corp.	12,181	264,084
Starwood Property Trust, Inc.	10,210	221,761
Chimera Investment Corp.	9,167	173,440
Two Harbors Investment Corp.	16,820	169,546
MFA Financial, Inc.	19,203	168,218
Blackstone Mortgage Trust, Inc. — Class A	5,295	164,251
Invesco Mortgage Capital, Inc.	7,878	134,950
Apollo Commercial Real Estate Finance, Inc.	7,252	131,334
CYS Investments, Inc.	12,123	104,743
Total REITs-Mortgage		1,860,506

REITs-Warehouse/Industries - 5.7%
Prologis, Inc.	8,080	512,756
Liberty Property Trust	5,504	225,994
CyrusOne, Inc.	3,674	216,509
DCT Industrial Trust, Inc.	3,687	213,551
Gramercy Property Trust	6,542	197,896
First Industrial Realty Trust, Inc.	5,734	172,536
EastGroup Properties, Inc.[1]	1,829	161,171
QTS Realty Trust, Inc. — Class A	2,861	149,802
Total REITs-Warehouse/Industries		1,850,215

REITs-Storage - 4.7%
Public Storage	2,589	554,019
Iron Mountain, Inc.	7,748	301,397
Extra Space Storage, Inc.	3,753	299,940
CubeSmart	7,648	198,542
Life Storage, Inc.	2,118	173,274
Total REITs-Storage		1,527,172

REITs-Single Tenant - 2.8%
Realty Income Corp.	6,376	364,643
National Retail Properties, Inc.	5,519	229,922
Spirit Realty Capital, Inc.	20,415	174,957
Select Income REIT	5,886	137,850
Total REITs-Single Tenant		907,372

REITs-Manufactured Homes -1.5%
Equity LifeStyle Properties, Inc.	2,991	254,474
Sun Communities, Inc.	2,835	242,903
Total REITs-Manufactured Homes		497,377
Total REITs		30,992,942

Real Estate - 3.4%
Real Estate Management/Services - 2.7%
CBRE Group, Inc. — Class A*	8,577	324,897
Jones Lang LaSalle, Inc.	1,747	215,755
Realogy Holdings Corp.	5,993	197,469
Kennedy-Wilson Holdings, Inc.	7,347	136,287
Total Real Estate Management/Services		874,408

Real Estate Operations/Development - 0.7%
Howard Hughes Corp.*	1,842	217,227
Total Real Estate		1,091,635

Total Common Stocks
(Cost $30,669,247)		32,084,577

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.5%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$83,250	83,250
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	41,624	41,624
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	41,592	41,592
Total Repurchase Agreements
(Cost $166,466)		166,466

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.2%
First American Government Obligations Fund — Class Z, 0.89%[4]	708,933	708,933
Total Securities Lending Collateral
(Cost $708,933)		708,933

Total Investments - 102.2%
(Cost $31,544,646)		$32,959,976
Other Assets & Liabilities, net - (2.2)%		(697,492)
Total Net Assets - 100.0%		$32,262,484

108 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
REAL ESTATE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$32,084,577	$—	$—	$32,084,577
Repurchase Agreements	—	166,466	—	166,466
Securities Lending Collateral	708,933	—	—	708,933
Total Assets	$32,793,510	$166,466	$—	$32,959,976

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 109

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $689,315 of securities loaned (cost $31,378,180)	$32,793,511
Repurchase agreements, at value (cost $166,466)	166,466
Cash	780
Receivables:
Securities sold	396,282
Fund shares sold	212,709
Dividends	174,653
Securities lending income	52
Interest	9
Total assets	33,744,462

Liabilities:
Payable for:
Return of securities loaned	708,933
Fund shares redeemed	661,985
Securities purchased	59,118
Management fees	24,444
Distribution and service fees	7,933
Transfer agent and administrative fees	7,189
Portfolio accounting fees	2,876
Miscellaneous	9,500
Total liabilities	1,481,978
Commitments and contingent liabilities (Note 10)	—
Net assets	$32,262,484

Net assets consist of:
Paid in capital	$37,220,644
Undistributed net investment income	302,619
Accumulated net realized loss on investments	(6,676,109)
Net unrealized appreciation on investments	1,415,330
Net assets	$32,262,484

A-Class:
Net assets	$6,928,300
Capital shares outstanding	180,914
Net asset value per share	$38.30
Maximum offering price per share (Net asset value divided by 95.25%)	$40.20

C-Class:
Net assets	$1,198,545
Capital shares outstanding	35,457
Net asset value per share	$33.80

H-Class:
Net assets	$24,135,639
Capital shares outstanding	631,949
Net asset value per share	$38.19

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $236)	$533,131
Interest	508
Income from securities lending, net	353
Total investment income	533,992

Expenses:
Management fees	104,512
Distribution and service fees:
A-Class	9,977
C-Class	5,185
H-Class	19,466
Transfer agent and administrative fees	30,739
Portfolio accounting fees	12,295
Custodian fees	1,565
Trustees’ fees*	486
Line of credit fees	97
Miscellaneous	21,410
Total expenses	205,732
Net investment income	328,260

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(263,562)
Net realized loss	(263,562)
Net change in unrealized appreciation (depreciation) on:
Investments	169,697
Net change in unrealized appreciation (depreciation)	169,697
Net realized and unrealized loss	(93,865)
Net increase in net assets resulting from operations	$234,395

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

110 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$328,260	$289,865
Net realized gain (loss) on investments	(263,562)	9,807,974
Net change in unrealized appreciation (depreciation) on investments	169,697	(5,277,557)
Net increase in net assets resulting from operations	234,395	4,820,282

Distributions to shareholders from:
Net investment income
A-Class	—	(210,089)
C-Class	—	(95,358)
H-Class	—	(528,698)
Total distributions to shareholders	—	(834,145)

Capital share transactions:
Proceeds from sale of shares
A-Class	24,774,022	13,401,514
C-Class	1,378,757	6,904,190
H-Class	160,649,830	489,324,519
Distributions reinvested
A-Class	—	203,192
C-Class	—	93,788
H-Class	—	527,824
Cost of shares redeemed
A-Class	(19,828,363)	(21,614,444)
C-Class	(1,190,897)	(7,926,493)
H-Class	(142,838,707)	(521,490,995)
Net increase (decrease) from capital share transactions	22,944,642	(40,576,905)
Net increase (decrease) in net assets	23,179,037	(36,590,768)

Net assets:
Beginning of period	9,083,447	45,674,215
End of period	$32,262,484	$9,083,447
Undistributed net investment income/Accumulated net investment loss at end of period	$302,619	$(25,641)

Capital share activity:
Shares sold
A-Class	652,853	349,580
C-Class	40,847	198,544
H-Class	4,234,711	12,883,150
Shares issued from reinvestment of distributions
A-Class	—	5,852
C-Class	—	3,040
H-Class	—	15,242
Shares redeemed
A-Class	(518,868)	(555,720)
C-Class	(35,403)	(229,590)
H-Class	(3,771,583)	(13,656,756)
Net increase (decrease) in shares	602,557	(986,658)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 111

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$37.55	$37.31	$38.34	$33.47	$34.43	$30.27
Income (loss) from investment operations:
Net investment income (loss)[b]	.40	.34	.65	.42	.65	.58
Net gain (loss) on investments (realized and unrealized)	.35	2.15	(1.24)	4.77	(.14)	4.18
Total from investment operations	.75	2.49	(.59)	5.19	.51	4.76
Less distributions from:
Net investment income	—	(2.25)	(.44)	(.32)	(1.47)	(.60)
Total distributions	—	(2.25)	(.44)	(.32)	(1.47)	(.60)
Net asset value, end of period	$38.30	$37.55	$37.31	$38.34	$33.47	$34.43

Total Return[c]	1.97%	7.17%	(1.46%)	15.58%	1.86%	16.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,928	$1,762	$9,223	$6,329	$4,124	$12,495
Ratios to average net assets:
Net investment income (loss)	2.10%	0.89%	1.82%	1.13%	1.92%	1.82%
Total expenses	1.64%	1.63%	1.62%	1.60%	1.65%	1.61%
Portfolio turnover rate	547%	1,060%	880%	599%	788%	699%

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$33.28	$33.56	$34.81	$30.64	$31.89	$28.29
Income (loss) from investment operations:
Net investment income (loss)[b]	.11	.19	.22	.23	.29	.27
Net gain (loss) on investments (realized and unrealized)	.41	1.78	(1.03)	4.26	(.07)	3.93
Total from investment operations	.52	1.97	(.81)	4.49	.22	4.20
Less distributions from:
Net investment income	—	(2.25)	(.44)	(.32)	(1.47)	(.60)
Total distributions	—	(2.25)	(.44)	(.32)	(1.47)	(.60)
Net asset value, end of period	$33.80	$33.28	$33.56	$34.81	$30.64	$31.89

Total Return[c]	1.59%	6.37%	(2.25%)	14.73%	1.09%	15.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,199	$999	$1,947	$2,937	$2,497	$2,910
Ratios to average net assets:
Net investment income (loss)	0.63%	0.56%	0.69%	0.70%	0.93%	0.92%
Total expenses	2.39%	2.38%	2.36%	2.35%	2.38%	2.35%
Portfolio turnover rate	547%	1,060%	880%	599%	788%	699%

112 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$37.45	$37.21	$38.25	$33.40	$34.38	$30.23
Income (loss) from investment operations:
Net investment income (loss)[b]	.59	.27	.71	.48	.52	.46
Net gain (loss) on investments (realized and unrealized)	.15	2.22	(1.31)	4.69	(.03)	4.29
Total from investment operations	.74	2.49	(.60)	5.17	.49	4.75
Less distributions from:
Net investment income	—	(2.25)	(.44)	(.32)	(1.47)	(.60)
Total distributions	—	(2.25)	(.44)	(.32)	(1.47)	(.60)
Net asset value, end of period	$38.19	$37.45	$37.21	$38.25	$33.40	$34.38

Total Return[c]	1.98%	7.18%	(1.49%)	15.55%	1.84%	15.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,136	$6,322	$34,504	$37,625	$19,753	$10,273
Ratios to average net assets:
Net investment income (loss)	3.10%	0.70%	1.97%	1.32%	1.52%	1.45%
Total expenses	1.64%	1.62%	1.62%	1.60%	1.64%	1.60%
Portfolio turnover rate	547%	1,060%	880%	599%	788%	699%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 113

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers (“Retailing Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 9, 2001
H-Class	April 21, 1998

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	7.4%
Wal-Mart Stores, Inc.	5.5%
Home Depot, Inc.	4.9%
Priceline Group, Inc.	3.4%
Walgreens Boots Alliance, Inc.	3.2%
CVS Health Corp.	3.1%
Netflix, Inc.	3.1%
Costco Wholesale Corp.	3.0%
Lowe's Companies, Inc.	2.9%
TJX Companies, Inc.	2.5%
Top Ten Total	39.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	1.68%	3.26%	8.64%	7.31%
A-Class Shares	1.57%	3.03%	8.41%	7.08%
A-Class Shares with sales charge‡	(3.26%)	(1.86%)	7.36%	6.56%
C-Class Shares	1.23%	2.26%	7.57%	6.26%
C-Class Shares with CDSC§	0.23%	1.26%	7.57%	6.26%
H-Class Shares**	1.57%	3.07%	8.26%	6.89%
S&P 500 Consumer Discretionary Index	3.21%	14.52%	15.93%	11.28%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are
unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

114 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
RETAILING FUND

	Shares	Value

COMMON STOCKS† - 99.3%

Retail - 70.9%
Wal-Mart Stores, Inc.	9,739	$761,006
Home Depot, Inc.	4,195	686,135
Walgreens Boots Alliance, Inc.	5,723	441,930
CVS Health Corp.	5,348	434,899
Costco Wholesale Corp.	2,539	417,132
Lowe’s Companies, Inc.	5,061	404,576
TJX Companies, Inc.	4,657	343,361
Target Corp.	4,645	274,101
Ross Stores, Inc.	4,006	258,667
Dollar General Corp.	3,020	244,771
Dollar Tree, Inc.*	2,647	229,813
O’Reilly Automotive, Inc.*	1,024	220,539
Best Buy Company, Inc.	3,756	213,942
AutoZone, Inc.*	341	202,933
Genuine Parts Co.	2,043	195,413
CarMax, Inc.*	2,503	189,752
Ulta Beauty, Inc.*	825	186,500
Tiffany & Co.	1,842	169,059
L Brands, Inc.	4,052	168,604
Gap, Inc.	5,561	164,216
Tractor Supply Co.	2,225	140,820
Nordstrom, Inc.	2,970	140,036
Kohl’s Corp.	2,945	134,439
Advance Auto Parts, Inc.	1,345	133,424
Burlington Stores, Inc.*	1,374	131,162
Macy’s, Inc.	5,819	126,971
AutoNation, Inc.*,1	2,268	107,639
Foot Locker, Inc.	2,991	105,343
Williams-Sonoma, Inc.[1]	2,074	103,410
Penske Automotive Group, Inc.	2,126	101,134
Signet Jewelers Ltd.[1]	1,511	100,557
Michaels Companies, Inc.*	4,638	99,578
Five Below, Inc.*	1,690	92,747
Lithia Motors, Inc. — Class A	730	87,826
Dick’s Sporting Goods, Inc.	3,172	85,676
Ollie’s Bargain Outlet Holdings, Inc.*	1,811	84,030
Urban Outfitters, Inc.*	3,497	83,578
Bed Bath & Beyond, Inc.	3,510	82,380
American Eagle Outfitters, Inc.	5,699	81,496
PriceSmart, Inc.	912	81,396
Big Lots, Inc.	1,518	81,319
Sally Beauty Holdings, Inc.*	3,880	75,970
Office Depot, Inc.	16,297	73,988
GameStop Corp. — Class A	3,512	72,558
Children’s Place, Inc.	609	71,953
HSN, Inc.	1,814	70,837
DSW, Inc. — Class A	3,189	68,500
Guess?, Inc.[1]	3,703	63,062
Dillard’s, Inc. — Class A1	1,113	62,406
Group 1 Automotive, Inc.	826	59,852
Chico’s FAS, Inc.	6,341	56,752
Asbury Automotive Group, Inc.*	890	54,379
Lumber Liquidators Holdings, Inc.*	1,386	54,026
J.C. Penney Company, Inc.*	13,232	50,414
Conn’s, Inc.*	1,758	49,488
RH*,1	692	48,661
Abercrombie & Fitch Co. — Class A	3,273	47,262
Sears Holdings Corp.*	6,320	46,136
Tailored Brands, Inc.[1]	2,830	40,865
Finish Line, Inc. — Class A1	3,277	39,422
Genesco, Inc.*	1,474	39,208
PetMed Express, Inc.	1,170	38,786
Express, Inc.*	5,565	37,619
Tile Shop Holdings, Inc.	2,912	36,982
GNC Holdings, Inc. — Class A1	4,034	35,661
Zumiez, Inc.*	1,797	32,526
Francesca’s Holdings Corp.*	3,808	28,027
Pier 1 Imports, Inc.	6,669	27,943
Hibbett Sports, Inc.*	1,881	26,804
Fred’s, Inc. — Class A1	3,506	22,579
Big 5 Sporting Goods Corp.	2,701	20,663
Total Retail		9,845,639

Internet - 22.8%
Amazon.com, Inc.*	1,079	1,037,296
Priceline Group, Inc.*	261	477,844
Netflix, Inc.*	2,339	424,178
JD.com, Inc. ADR*	6,507	248,567
Expedia, Inc.	1,670	240,380
Ctrip.com International Ltd. ADR*	3,768	198,724
TripAdvisor, Inc.*,1	2,832	114,781
Vipshop Holdings Ltd. ADR*	12,552	110,332
Wayfair, Inc. — Class A*	1,542	103,931
Liberty Expedia Holdings, Inc. — Class A*	1,672	88,800
Etsy, Inc.*	3,868	65,292
Shutterfly, Inc.*	1,287	62,394
Total Internet		3,172,519

Distribution & Wholesale - 2.4%
LKQ Corp.*	4,615	166,094
Pool Corp.	966	104,492
Core-Mark Holding Company, Inc.	1,960	62,994
Total Distribution & Wholesale		333,580

Commercial Services - 1.9%
Aaron’s, Inc.	2,101	91,667
Monro, Inc.	1,248	69,950
NutriSystem, Inc.	1,242	69,428
Rent-A-Center, Inc.	3,250	37,310
Total Commercial Services		268,355

Oil & Gas - 0.6%
Murphy USA, Inc.*	1,171	80,799

Home Furnishings - 0.4%
Select Comfort Corp.*	1,942	60,299

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
RETAILING FUND

	Shares	Value

Leisure Time - 0.3%
Liberty TripAdvisor Holdings, Inc. — Class A*	3,712	$45,843

Total Common Stocks
(Cost $10,771,427)		13,807,034

	Face Amount

REPURCHASE AGREEMENTS††,2 - 1.1%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$75,526	75,526
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	37,763	37,763
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	37,734	37,734
Total Repurchase Agreements
(Cost $151,023)		151,023

	Shares

SECURITIES LENDING COLLATERAL†,3 - 5.3%
First American Government Obligations Fund — Class Z, 0.89%[4]	729,872	729,872
Total Securities Lending Collateral
(Cost $729,872)		729,872

Total Investments - 105.7%
(Cost $11,652,322)		$14,687,929
Other Assets & Liabilities, net - (5.7)%		(790,275)
Total Net Assets - 100.0%		$13,897,654

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,807,034	$—	$—	$13,807,034
Repurchase Agreements	—	151,023	—	151,023
Securities Lending Collateral	729,872	—	—	729,872
Total Assets	$14,536,906	$151,023	$—	$14,687,929

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

116 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $703,612 of securities loaned (cost $11,501,299)	$14,536,906
Repurchase agreements, at value (cost $151,023)	151,023
Receivables:
Securities sold	4,017,456
Fund shares sold	180,049
Dividends	9,296
Securities lending income	1,322
Interest	8
Total assets	18,896,060

Liabilities:
Payable for:
Fund shares redeemed	4,241,452
Return of securities loaned	729,872
Management fees	13,775
Transfer agent and administrative fees	4,051
Distribution and service fees	1,756
Portfolio accounting fees	1,621
Miscellaneous	5,879
Total liabilities	4,998,406
Commitments and contingent liabilities (Note 10)	—
Net assets	$13,897,654

Net assets consist of:
Paid in capital	$13,578,828
Undistributed net investment income	54,126
Accumulated net realized loss on investments	(2,770,907)
Net unrealized appreciation on investments	3,035,607
Net assets	$13,897,654

Investor Class:
Net assets	$10,818,835
Capital shares outstanding	397,372
Net asset value per share	$27.23

A-Class:
Net assets	$1,190,838
Capital shares outstanding	46,077
Net asset value per share	$25.84
Maximum offering price per share (Net asset value divided by 95.25%)	$27.13

C-Class:
Net assets	$1,507,337
Capital shares outstanding	65,249
Net asset value per share	$23.10

H-Class:
Net assets	$380,644
Capital shares outstanding	15,095
Net asset value per share	$25.22

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $842)	$178,431
Interest	385
Income from securities lending, net	15,766
Total investment income	194,582

Expenses:
Management fees	78,048
Distribution and service fees:
A-Class	1,508
C-Class	8,028
H-Class	3,149
Transfer agent and administrative fees	22,955
Registration fees	13,327
Portfolio accounting fees	9,182
Custodian fees	1,260
Trustees’ fees*	867
Line of credit fees	115
Miscellaneous	2,017
Total expenses	140,456
Net investment income	54,126

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	406,319
Net realized gain	406,319
Net change in unrealized appreciation (depreciation) on:
Investments	(383,368)
Net change in unrealized appreciation (depreciation)	(383,368)
Net realized and unrealized gain	22,951
Net increase in net assets resulting from operations	$77,077

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 117

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$54,126	$(15,106)
Net realized gain on investments	406,319	4,196,154
Net change in unrealized appreciation (depreciation) on investments	(383,368)	(4,955,206)
Net increase (decrease) in net assets resulting from operations	77,077	(774,158)

Capital share transactions:
Proceeds from sale of shares
Investor Class	53,022,275	118,388,461
A-Class	1,245,663	2,184,386
C-Class	581,100	1,975,138
H-Class	136,732,869	44,643,931
Cost of shares redeemed
Investor Class	(50,806,653)	(119,709,090)
A-Class	(1,285,960)	(7,079,757)
C-Class	(682,027)	(2,867,907)
H-Class	(136,712,776)	(47,551,893)
Net increase (decrease) from capital share transactions	2,094,491	(10,016,731)
Net increase (decrease) in net assets	2,171,568	(10,790,889)

Net assets:
Beginning of period	11,726,086	22,516,975
End of period	$13,897,654	$11,726,086
Undistributed net investment income at end of period	$54,126	$—

Capital share activity:
Shares sold
Investor Class	1,973,011	4,468,767
A-Class	48,636	86,254
C-Class	25,060	87,780
H-Class	5,625,475	1,886,660
Shares redeemed
Investor Class	(1,892,991)	(4,531,899)
A-Class	(50,381)	(284,154)
C-Class	(29,949)	(126,634)
H-Class	(5,626,916)	(2,006,027)
Net increase (decrease) in shares	71,946	(419,253)

118 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$26.78	$26.98	$28.13	$23.54	$19.62	$17.45
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.03	(.03)	.11	— [c]	.09
Net gain (loss) on investments (realized and unrealized)	.35	(.23)	(1.10)	4.48	3.92	2.08
Total from investment operations	.45	(.20)	(1.13)	4.59	3.92	2.17
Less distributions from:
Net investment income	—	—	(.02)	—	—	—
Total distributions	—	—	(.02)	—	—	—
Net asset value, end of period	$27.23	$26.78	$26.98	$28.13	$23.54	$19.62

Total Return[d]	1.68%	(0.74%)	(4.01%)	19.50%	19.98%	12.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,819	$8,497	$10,265	$46,283	$65,195	$14,671
Ratios to average net assets:
Net investment income (loss)	0.78%	0.10%	(0.10%)	0.42%	0.01%	0.51%
Total expenses	1.39%	1.37%	1.34%	1.33%	1.37%	1.35%
Portfolio turnover rate	1,106%	887%	238%	395%	671%	472%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$25.44	$25.69	$26.85	$22.48	$18.79	$16.77
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	(.08)	(.09)	.06	(.09)	.03
Net gain (loss) on investments (realized and unrealized)	.37	(.17)	(1.05)	4.31	3.78	1.99
Total from investment operations	.40	(.25)	(1.14)	4.37	3.69	2.02
Less distributions from:
Net investment income	—	—	(.02)	—	—	—
Total distributions	—	—	(.02)	—	—	—
Net asset value, end of period	$25.84	$25.44	$25.69	$26.85	$22.48	$18.79

Total Return[d]	1.57%	(0.97%)	(4.24%)	19.44%	19.64%	12.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,191	$1,217	$6,313	$19,502	$2,049	$1,500
Ratios to average net assets:
Net investment income (loss)	0.21%	(0.34%)	(0.36%)	0.25%	(0.42%)	0.20%
Total expenses	1.64%	1.62%	1.60%	1.58%	1.62%	1.59%
Portfolio turnover rate	1,106%	887%	238%	395%	671%	472%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 119

RETAILING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$22.83	$23.23	$24.46	$20.64	$17.40	$15.62
Income (loss) from investment operations:
Net investment income (loss)[b]	(.06)	(.23)	(.24)	(.19)	(.23)	(.06)
Net gain (loss) on investments (realized and unrealized)	.33	(.17)	(.97)	4.01	3.47	1.84
Total from investment operations	.27	(.40)	(1.21)	3.82	3.24	1.78
Less distributions from:
Net investment income	—	—	(.02)	—	—	—
Total distributions	—	—	(.02)	—	—	—
Net asset value, end of period	$23.10	$22.83	$23.23	$24.46	$20.64	$17.40

Total Return[d]	1.23%	(1.76%)	(4.94%)	18.51%	18.62%	11.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,507	$1,601	$2,532	$3,455	$2,503	$1,831
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(1.00%)	(1.04%)	(0.88%)	(1.16%)	(0.39%)
Total expenses	2.39%	2.37%	2.35%	2.34%	2.37%	2.35%
Portfolio turnover rate	1,106%	887%	238%	395%	671%	472%

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$24.83	$25.07	$26.22	$22.00	$18.45	$16.45
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	(—)[c]	(.11)	.01	(.14)	(.01)
Net gain (loss) on investments (realized and unrealized)	.33	(.24)	(1.02)	4.21	3.69	2.01
Total from investment operations	.39	(.24)	(1.13)	4.22	3.55	2.00
Less distributions from:
Net investment income	—	—	(.02)	—	—	—
Total distributions	—	—	(.02)	—	—	—
Net asset value, end of period	$25.22	$24.83	$25.07	$26.22	$22.00	$18.45

Total Return[d]	1.57%	(0.96%)	(4.31%)	19.18%	19.24%	12.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$381	$411	$3,407	$8,871	$5,391	$2,454
Ratios to average net assets:
Net investment income (loss)	0.48%	(—)[f]	(0.44%)	0.05%	(0.64%)	(0.05%)
Total expenses	1.64%	1.62%	1.71%	1.83%	1.87%	1.85%
Portfolio turnover rate	1,106%	887%	238%	395%	671%	472%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income (loss) is less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

[f]	Less than (0.01)%.

120 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 14, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 29, 1998

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.4%
Alphabet, Inc. — Class A	3.2%
Microsoft Corp.	2.8%
Facebook, Inc. — Class A	2.6%
Visa, Inc. — Class A	1.8%
Intel Corp.	1.6%
Cisco Systems, Inc.	1.6%
Oracle Corp.	1.6%
Mastercard, Inc. — Class A	1.4%
International Business Machines Corp.	1.4%
Top Ten Total	21.4%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	13.28%	25.31%	16.00%	7.07%
A-Class Shares	13.12%	24.99%	15.71%	6.76%
A-Class Shares with sales charge‡	7.74%	19.06%	14.59%	6.24%
C-Class Shares	12.72%	24.08%	14.85%	6.00%
C-Class Shares with CDSC§	11.72%	23.08%	14.85%	6.00%
H-Class Shares**	13.12%	25.02%	15.57%	6.58%
S&P 500 Information Technology Index	13.14%	28.88%	17.44%	10.94%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
TECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Software – 23.4%
Microsoft Corp.	36,295	$2,703,614
Oracle Corp.	30,948	1,496,335
Adobe Systems, Inc.*	6,338	945,503
salesforce.com, Inc.*	9,888	923,737
Activision Blizzard, Inc.	12,102	780,700
VMware, Inc. — Class A*,1	6,668	728,079
Intuit, Inc.	4,831	686,678
Electronic Arts, Inc.*	5,761	680,144
NetEase, Inc. ADR	2,570	677,992
Fidelity National Information Services, Inc.	6,883	642,803
Fiserv, Inc.*	4,756	613,334
Autodesk, Inc.*	4,967	557,595
Paychex, Inc.	8,984	538,681
Workday, Inc. — Class A*	4,990	525,896
ServiceNow, Inc.*	4,350	511,256
Red Hat, Inc.*	4,589	508,737
Momo, Inc. ADR*	15,280	478,875
First Data Corp. — Class A*	26,125	471,295
CA, Inc.	12,733	425,028
Synopsys, Inc.*	4,900	394,597
Citrix Systems, Inc.*	5,048	387,787
Cadence Design Systems, Inc.*	9,695	382,662
Take-Two Interactive Software, Inc.*	3,654	373,548
ANSYS, Inc.*	2,910	357,144
CDK Global, Inc.	5,639	355,765
Broadridge Financial Solutions, Inc.	4,305	347,930
SS&C Technologies Holdings, Inc.	8,500	341,275
Splunk, Inc.*	5,070	336,800
Akamai Technologies, Inc.*	6,792	330,906
Jack Henry & Associates, Inc.	3,172	326,050
PTC, Inc.*	5,253	295,639
Tyler Technologies, Inc.*	1,693	295,124
Tableau Software, Inc. — Class A*	3,650	273,349
Ultimate Software Group, Inc.*	1,424	269,990
Paycom Software, Inc.*	3,200	239,872
Aspen Technology, Inc.*	3,800	238,678
Blackbaud, Inc.	2,700	237,060
Nuance Communications, Inc.*	14,870	233,756
j2 Global, Inc.	2,963	218,906
RealPage, Inc.*	5,300	211,470
CommVault Systems, Inc.*	3,130	190,304
Manhattan Associates, Inc.*	4,565	189,767
Verint Systems, Inc.*	4,400	184,140
Twilio, Inc. — Class A*,1	6,010	179,399
Cornerstone OnDemand, Inc.*	4,050	164,471
Synchronoss Technologies, Inc.*	6,000	55,980
Total Software		22,308,651

Semiconductors - 18.9%
Intel Corp.	40,017	1,523,848
NVIDIA Corp.	6,596	1,179,167
Broadcom Ltd.	4,666	1,131,692
Texas Instruments, Inc.	12,247	1,097,821
QUALCOMM, Inc.	19,528	1,012,332
Applied Materials, Inc.	16,490	858,964
Micron Technology, Inc.*	19,155	753,366
Analog Devices, Inc.	7,461	642,914
NXP Semiconductor N.V.*	5,517	623,918
Lam Research Corp.	3,366	622,845
Taiwan Semiconductor Manufacturing Company Ltd. ADR	15,751	591,450
ASML Holding N.V. — Class G	3,200	547,840
Marvell Technology Group Ltd.	30,189	540,383
Microchip Technology, Inc.	5,616	504,204
Xilinx, Inc.	6,743	477,607
Skyworks Solutions, Inc.	4,667	475,567
KLA-Tencor Corp.	4,448	471,488
Maxim Integrated Products, Inc.	8,673	413,789
Advanced Micro Devices, Inc.*	31,877	406,432
IPG Photonics Corp.*	1,955	361,792
Qorvo, Inc.*	4,698	332,055
ON Semiconductor Corp.*	17,511	323,428
Teradyne, Inc.	8,298	309,432
Microsemi Corp.*	5,531	284,736
MKS Instruments, Inc.	2,725	257,376
Cypress Semiconductor Corp.	16,858	253,207
Cavium, Inc.*	3,710	244,637
Monolithic Power Systems, Inc.	2,220	236,541
Entegris, Inc.*	7,720	222,722
Silicon Laboratories, Inc.*	2,610	208,539
Cirrus Logic, Inc.*	3,761	200,537
Integrated Device Technology, Inc.*	7,458	198,234
MACOM Technology Solutions Holdings, Inc.*	4,400	196,284
Ambarella, Inc.*,1	3,435	168,349
Inphi Corp.*	3,800	150,822
Synaptics, Inc.*	3,352	131,331
Total Semiconductors		17,955,649

Internet - 17.3%
Alphabet, Inc. — Class A*	3,111	3,029,242
Facebook, Inc. — Class A*	14,721	2,515,376
Alibaba Group Holding Ltd. ADR*	7,473	1,290,661
Baidu, Inc. ADR*	3,667	908,279
eBay, Inc.*	18,146	697,895
Wix.com Ltd.*	7,000	502,950
Shopify, Inc. — Class A*	4,240	493,918
SINA Corp.*	4,267	489,212
MercadoLibre, Inc.	1,883	487,565
Symantec Corp.	14,851	487,261
Weibo Corp. ADR*,1	4,924	487,181
Snap, Inc. — Class A*,1	32,600	474,004
Palo Alto Networks, Inc.*	2,738	394,546
CDW Corp.	5,788	382,008
Twitter, Inc.*	22,033	371,697
VeriSign, Inc.*	3,484	370,663
IAC/InterActiveCorp*	2,950	346,861
F5 Networks, Inc.*	2,738	330,093
Zillow Group, Inc. — Class C*	7,718	310,341
GoDaddy, Inc. — Class A*	6,960	302,830

122 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
TECHNOLOGY FUND

	Shares	Value

GrubHub, Inc.*	4,510	$237,497
Proofpoint, Inc.*	2,620	228,516
Yelp, Inc. — Class A*	4,972	215,288
Stamps.com, Inc.*	1,058	214,404
FireEye, Inc.*,1	10,880	182,458
Trade Desk, Inc. — Class A*	2,800	172,228
Cars.com, Inc.*,1	5,800	154,338
Pandora Media, Inc.*,1	19,734	151,952
Imperva, Inc.*	3,300	143,220
TrueCar, Inc.*,1	8,560	135,162
Total Internet		16,507,646

Computers - 14.5%
Apple, Inc.	20,762	3,199,839
International Business Machines Corp.	9,108	1,321,389
Cognizant Technology Solutions Corp. — Class A	10,186	738,892
Hewlett Packard Enterprise Co.	46,283	680,823
HP, Inc.	33,655	671,754
Western Digital Corp.	6,848	591,667
Accenture plc — Class A	4,287	579,045
DXC Technology Co.	6,556	563,029
Check Point Software Technologies Ltd.*	4,780	545,016
Infosys Ltd. ADR	34,755	507,075
NetApp, Inc.	9,051	396,072
Amdocs Ltd.	5,470	351,830
Seagate Technology plc	10,593	351,370
Leidos Holdings, Inc.	5,893	348,983
Fortinet, Inc.*	7,643	273,925
CSRA, Inc.	8,130	262,355
Brocade Communications Systems, Inc.	21,164	252,910
NCR Corp.*,1	6,431	241,291
Teradata Corp.*	7,045	238,051
MAXIMUS, Inc.	3,628	234,006
Nutanix, Inc. — Class A*	9,680	216,735
Conduent, Inc.*	13,376	209,602
Lumentum Holdings, Inc.*	3,722	202,291
NetScout Systems, Inc.*	6,038	195,329
VeriFone Systems, Inc.*	8,120	164,674
Electronics for Imaging, Inc.*	3,600	153,648
Diebold Nixdorf, Inc.[1]	6,700	153,095
3D Systems Corp.*,1	9,994	133,820
Total Computers		13,778,516

Commercial Services - 6.3%
PayPal Holdings, Inc.*	15,627	1,000,596
Automatic Data Processing, Inc.	7,269	794,647
FleetCor Technologies, Inc.*	2,950	456,572
Global Payments, Inc.	4,431	421,078
Vantiv, Inc. — Class A*	5,920	417,182
Total System Services, Inc.	5,993	392,542
Gartner, Inc.*	3,075	382,561
Square, Inc. — Class A*	12,330	355,227
CoStar Group, Inc.*	1,300	348,725
Western Union Co.	18,024	346,061
Booz Allen Hamilton Holding Corp.	7,462	279,004
Sabre Corp.	14,380	260,278
Euronet Worldwide, Inc.*	2,660	252,141
WEX, Inc.*	2,190	245,762
Total Commercial Services		5,952,376

Electronics - 5.9%
Corning, Inc.	19,986	597,980
Amphenol Corp. — Class A	6,841	579,022
TE Connectivity Ltd.	6,161	511,733
Trimble, Inc.*	8,904	349,482
Flex Ltd.*	19,997	331,350
Keysight Technologies, Inc.*	7,600	316,616
Arrow Electronics, Inc.*	3,791	304,834
National Instruments Corp.	6,400	269,888
FLIR Systems, Inc.	6,690	260,308
Coherent, Inc.*	1,100	258,687
Avnet, Inc.	6,359	249,909
Jabil, Inc.	8,680	247,814
Tech Data Corp.*	2,753	244,604
Itron, Inc.*	2,700	209,115
Sanmina Corp.*	5,140	190,951
II-VI, Inc.*	4,459	183,488
TTM Technologies, Inc.*	9,350	143,710
Applied Optoelectronics, Inc.*,1	2,203	142,468
Fitbit, Inc. — Class A*	19,300	134,328
Total Electronics		5,526,287

Telecommunications - 5.7%
Cisco Systems, Inc.	44,791	1,506,321
Arista Networks, Inc.*	2,388	452,789
Motorola Solutions, Inc.	5,121	434,619
Juniper Networks, Inc.	13,426	373,646
CommScope Holding Company, Inc.*	8,670	287,931
LogMeIn, Inc.	2,528	278,206
ARRIS International plc*	9,468	269,743
Ubiquiti Networks, Inc.*,1	4,533	253,939
ViaSat, Inc.*,1	3,540	227,693
Ciena Corp.*	9,786	214,998
Finisar Corp.*	8,862	196,471
InterDigital, Inc.	2,601	191,824
Acacia Communications, Inc.*,1	3,652	172,009
Viavi Solutions, Inc.*	17,352	164,150
Gigamon, Inc.*	3,700	155,955
NETGEAR, Inc.*	3,032	144,323
Oclaro, Inc.*,1	15,611	134,723
Total Telecommunications		5,459,340

Diversified Financial Services - 4.1%
Visa, Inc. — Class A	16,591	1,746,038
Mastercard, Inc. — Class A	9,632	1,360,038
Alliance Data Systems Corp.	1,839	407,430
Ellie Mae, Inc.*	2,280	187,256
Blackhawk Network Holdings, Inc.*	4,000	175,200
Total Diversified Financial Services		3,875,962

Electrical Components & Equipment - 0.7%
Littelfuse, Inc.	1,287	252,097
Universal Display Corp.	1,950	251,258

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
TECHNOLOGY FUND

	Shares	Value

Advanced Energy Industries, Inc.*	2,578	$208,199
Total Electrical Components & Equipment		711,554

Machinery-Diversified - 0.6%
Cognex Corp.	3,090	340,765
Zebra Technologies Corp. — Class A*	2,544	276,228
Total Machinery-Diversified		616,993

Auto Parts & Equipment - 0.5%
Mobileye N.V.*	8,080	502,576

Aerospace & Defense - 0.5%
Harris Corp.	3,576	470,888

Office & Business Equipment - 0.3%
Xerox Corp.	9,951	331,269

Energy-Alternate Sources - 0.3%
First Solar, Inc.*	5,318	243,990

Building Materials - 0.2%
Cree, Inc.*	7,142	201,333

Media - 0.2%
TiVo Corp.	9,056	179,762

Total Common Stocks
(Cost $75,733,463)		94,622,792

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	278,960	278,960
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	139,481	139,481
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	139,374	139,374
Total Repurchase Agreements
(Cost $557,815)		557,815

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.7%
First American Government Obligations Fund — Class Z, 0.89%[4]	2,560,633	2,560,633
Total Securities Lending Collateral
(Cost $2,560,633)		2,560,633

Total Investments - 102.7%
(Cost $78,851,911)		$97,741,240
Other Assets & Liabilities, net - (2.7)%		(2,579,798)
Total Net Assets - 100.0%		$95,161,442

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

124 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
TECHNOLOGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$94,622,792	$—	$—	$94,622,792
Repurchase Agreements	—	557,815	—	557,815
Securities Lending Collateral	2,560,633	—	—	2,560,633
Total Assets	$97,183,425	$557,815	$—	$97,741,240

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 125

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $2,512,291 of securities loaned (cost $78,294,096)	$97,183,426
Repurchase agreements, at value (cost $557,815)	557,815
Cash	4,926
Receivables:
Fund shares sold	610,977
Dividends	38,008
Securities lending income	4,921
Foreign taxes reclaim	930
Interest	31
Total assets	98,401,034

Liabilities:
Payable for:
Return of securities loaned	2,560,633
Securities purchased	505,375
Management fees	64,806
Fund shares redeemed	35,256
Transfer agent and administrative fees	19,060
Distribution and service fees	12,493
Portfolio accounting fees	7,624
Miscellaneous	34,345
Total liabilities	3,239,592
Commitments and contingent liabilities (Note 10)	—
Net assets	$95,161,442

Net assets consist of:
Paid in capital	$74,801,134
Accumulated net investment loss	(271,403)
Accumulated net realized gain on investments	1,742,381
Net unrealized appreciation on investments	18,889,330
Net assets	$95,161,442

Investor Class:
Net assets	$47,546,368
Capital shares outstanding	556,322
Net asset value per share	$85.47

A-Class:
Net assets	$6,401,948
Capital shares outstanding	79,998
Net asset value per share	$80.03
Maximum offering price per share (Net asset value divided by 95.25%)	$84.02

C-Class:
Net assets	$4,679,610
Capital shares outstanding	64,234
Net asset value per share	$72.85

H-Class:
Net assets	$36,533,516
Capital shares outstanding	466,202
Net asset value per share	$78.36

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $155)	$533,462
Interest	2,203
Income from securities lending, net	32,753
Total investment income	568,418

Expenses:
Management fees	404,944
Distribution and service fees:
A-Class	6,526
C-Class	19,709
H-Class	42,689
Transfer agent and administrative fees	119,101
Portfolio accounting fees	47,640
Registration fees	44,820
Custodian fees	6,238
Trustees’ fees*	3,879
Line of credit fees	305
Miscellaneous	35,840
Total expenses	731,691
Net investment loss	(163,273)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,014,566
Net realized gain	5,014,566
Net change in unrealized appreciation (depreciation) on:
Investments	5,872,466
Net change in unrealized appreciation (depreciation)	5,872,466
Net realized and unrealized gain	10,887,032
Net increase in net assets resulting from operations	$10,723,759

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

126 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(163,273)	$(132,224)
Net realized gain on investments	5,014,566	6,670,155
Net change in unrealized appreciation (depreciation) on investments	5,872,466	4,144,640
Net increase in net assets resulting from operations	10,723,759	10,682,571

Capital share transactions:
Proceeds from sale of shares
Investor Class	82,750,825	164,308,988
A-Class	10,895,784	15,140,469
C-Class	3,017,327	4,835,439
H-Class	67,020,346	59,582,617
Cost of shares redeemed
Investor Class	(95,783,219)	(138,630,626)
A-Class	(8,453,263)	(20,841,622)
C-Class	(2,000,624)	(4,264,033)
H-Class	(56,026,307)	(42,353,661)
Net increase from capital share transactions	1,420,869	37,777,571
Net increase in net assets	12,144,628	48,460,142

Net assets:
Beginning of period	83,016,814	34,556,672
End of period	$95,161,442	$83,016,814
Accumulated net investment loss at end of period	$(271,403)	$(108,130)

Capital share activity:
Shares sold
Investor Class	1,022,762	2,453,828
A-Class	144,531	240,039
C-Class	43,999	83,450
H-Class	915,654	989,015
Shares redeemed
Investor Class	(1,195,625)	(2,090,864)
A-Class	(111,094)	(339,864)
C-Class	(29,310)	(76,557)
H-Class	(759,888)	(711,407)
Net increase in shares	31,029	547,641

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 127

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$75.45	$60.53	$61.23	$55.90	$43.58	$42.92
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.09)	(.06)	(.10)	(.09)	.03
Net gain (loss) on investments (realized and unrealized)	10.10	15.01	(.64)	5.43	12.41	.63
Total from investment operations	10.02	14.92	(.70)	5.33	12.32	.66
Net asset value, end of period	$85.47	$75.45	$60.53	$61.23	$55.90	$43.58

Total Return[c]	13.28%	24.63%	(1.14%)	9.53%	28.24%	1.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,546	$55,016	$22,167	$20,458	$32,858	$8,325
Ratios to average net assets:
Net investment income (loss)	(0.20%)	(0.13%)	(0.10%)	(0.17%)	(0.18%)	0.10%
Total expenses	1.39%	1.38%	1.35%	1.35%	1.37%	1.35%
Portfolio turnover rate	140%	320%	388%	280%	321%	324%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$70.74	$56.88	$57.69	$52.79	$41.30	$40.76
Income (loss) from investment operations:
Net investment income (loss)[b]	(.14)	(.25)	(.14)	(.21)	(.23)	(.09)
Net gain (loss) on investments (realized and unrealized)	9.43	14.11	(.67)	5.11	11.72	.63
Total from investment operations	9.29	13.86	(.81)	4.90	11.49	.54
Net asset value, end of period	$80.03	$70.74	$56.88	$57.69	$52.79	$41.30

Total Return[c]	13.12%	24.37%	(1.40%)	9.28%	27.79%	1.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,402	$3,294	$8,327	$9,960	$5,873	$1,998
Ratios to average net assets:
Net investment income (loss)	(0.38%)	(0.40%)	(0.25%)	(0.39%)	(0.47%)	(0.27%)
Total expenses	1.64%	1.63%	1.60%	1.59%	1.62%	1.59%
Portfolio turnover rate	140%	320%	388%	280%	321%	324%

128 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$64.64	$52.37	$53.50	$49.30	$38.84	$38.65
Income (loss) from investment operations:
Net investment income (loss)[b]	(.43)	(.64)	(.59)	(.58)	(.50)	(.33)
Net gain (loss) on investments (realized and unrealized)	8.64	12.91	(.54)	4.78	10.96	.52
Total from investment operations	8.21	12.27	(1.13)	4.20	10.46	.19
Net asset value, end of period	$72.85	$64.64	$52.37	$53.50	$49.30	$38.84

Total Return[c]	12.72%	23.41%	(2.11%)	8.52%	26.90%	0.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,680	$3,203	$2,234	$2,910	$2,827	$1,715
Ratios to average net assets:
Net investment income (loss)	(1.24%)	(1.12%)	(1.12%)	(1.13%)	(1.13%)	(0.90%)
Total expenses	2.39%	2.37%	2.35%	2.35%	2.37%	2.35%
Portfolio turnover rate	140%	320%	388%	280%	321%	324%

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[d,e]	Year Ended March 28, 2013[d,e]
Per Share Data
Net asset value, beginning of period	$69.27	$55.72	$56.54	$51.87	$40.65	$40.22
Income (loss) from investment operations:
Net investment income (loss)[b]	(.17)	(.30)	(.23)	(.37)	(.27)	(.12)
Net gain (loss) on investments (realized and unrealized)	9.26	13.85	(.59)	5.04	11.49	.55
Total from investment operations	9.09	13.55	(.82)	4.67	11.22	.43
Net asset value, end of period	$78.36	$69.27	$55.72	$56.54	$51.87	$40.65

Total Return[c]	13.12%	24.32%	(1.45%)	9.00%	27.60%	1.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,534	$21,504	$1,829	$2,831	$6,915	$1,286
Ratios to average net assets:
Net investment income (loss)	(0.45%)	(0.46%)	(0.42%)	(0.69%)	(0.54%)	(0.33%)
Total expenses	1.64%	1.63%	1.68%	1.85%	1.87%	1.85%
Portfolio turnover rate	140%	320%	388%	280%	321%	324%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.
[e]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 129

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
AT&T, Inc.	10.5%
Verizon Communications, Inc.	9.0%
Cisco Systems, Inc.	8.0%
QUALCOMM, Inc.	5.4%
T-Mobile US, Inc.	4.5%
Crown Castle International Corp.	3.8%
Sprint Corp.	3.5%
Level 3 Communications, Inc.	2.7%
SBA Communications Corp.	2.5%
Harris Corp.	2.5%
Top Ten Total	52.4%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	(0.33%)	3.66%	6.07%	(1.13%)
A-Class Shares	(0.45%)	3.41%	5.78%	(1.37%)
A-Class Shares with sales charge‡	(5.17%)	(1.50%)	4.75%	(1.85%)
C-Class Shares	(0.82%)	2.63%	5.12%	(2.02%)
C-Class Shares with CDSC§	(1.81%)	1.63%	5.12%	(2.02%)
H-Class Shares**	(0.44%)	3.46%	5.62%	(1.56%)
S&P 500 Telecommunication Services Index	(0.75%)	(0.14%)	5.60%	4.15%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

130 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
TELECOMMUNICATIONS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Telecommunications - 75.7%
AT&T, Inc.	7,532	$295,029
Verizon Communications, Inc.	5,352	264,871
Cisco Systems, Inc.	6,973	234,503
T-Mobile US, Inc.*	2,123	130,904
Sprint Corp.*	13,384	104,128
Level 3 Communications, Inc.*	1,501	79,988
Arista Networks, Inc.*	363	68,828
Motorola Solutions, Inc.	795	67,472
CenturyLink, Inc.[1]	3,197	60,423
Juniper Networks, Inc.	2,105	58,582
Vodafone Group plc ADR	1,987	56,550
Zayo Group Holdings, Inc.*	1,490	51,286
CommScope Holding Company, Inc.*	1,359	45,132
EchoStar Corp. — Class A*	748	42,808
ARRIS International plc*	1,483	42,251
America Movil SAB de CV — Class L ADR	2,366	41,997
BCE, Inc.	856	40,086
Ubiquiti Networks, Inc.*,1	708	39,662
China Mobile Ltd. ADR	762	38,534
ViaSat, Inc.*,1	555	35,698
Telephone & Data Systems, Inc.	1,225	34,165
Ciena Corp.*	1,527	33,548
Finisar Corp.*	1,391	30,838
InterDigital, Inc.	400	29,500
Straight Path Communications, Inc. — Class B*	151	27,281
Acacia Communications, Inc.*,1	557	26,235
Shenandoah Telecommunications Co.	701	26,077
Viavi Solutions, Inc.*	2,714	25,674
Vonage Holdings Corp.*	3,085	25,112
Consolidated Communications Holdings, Inc.	1,179	22,495
NETGEAR, Inc.*	470	22,372
Infinera Corp.*	2,451	21,740
Oclaro, Inc.*	2,438	21,040
Extreme Networks, Inc.*	1,723	20,486
ADTRAN, Inc.	830	19,920
Iridium Communications, Inc.*,1	1,831	18,859
Frontier Communications Corp.[1]	1,401	16,518
Total Telecommunications		2,220,592

REITs - 6.4%
Crown Castle International Corp.	1,126	112,577
SBA Communications Corp.*	514	74,042
Total REITs		186,619

Internet - 5.4%
Palo Alto Networks, Inc.*	430	61,963
F5 Networks, Inc.*	419	50,515
Cogent Communications Holdings, Inc.	556	27,188
8x8, Inc.*	1,443	19,481
Total Internet		159,147

Semiconductors - 5.4%
QUALCOMM, Inc.	3,047	157,957

Computers - 3.4%
Brocade Communications Systems, Inc.	3,304	39,482
Lumentum Holdings, Inc.*	577	31,360
NetScout Systems, Inc.*	939	30,377
Total Computers		101,219

Aerospace & Defense - 2.4%
Harris Corp.	552	72,688

Electronics - 0.8%
Applied Optoelectronics, Inc.*,1	341	22,052

Total Common Stocks
(Cost $2,314,344)		2,920,274

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$9,880	9,880
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	4,940	4,940
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	4,936	4,936
Total Repurchase Agreements
(Cost $19,756)		19,756

	Shares

SECURITIES LENDING COLLATERAL†,3 - 5.0%
First American Government Obligations Fund — Class Z, 0.89%[4]	147,134	147,134
Total Securities Lending Collateral
(Cost $147,134)		147,134

Total Investments - 105.2%
(Cost $2,481,234)		$3,087,164
Other Assets & Liabilities, net - (5.2)%		(152,548)
Total Net Assets - 100.0%		$2,934,616

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
TELECOMMUNICATIONS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,920,274	$—	$—	$2,920,274
Repurchase Agreements	—	19,756	—	19,756
Securities Lending Collateral	147,134	—	—	147,134
Total Assets	$3,067,408	$19,756	$—	$3,087,164

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

132 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $142,540 of securities loaned (cost $2,461,478)	$3,067,408
Repurchase agreements, at value (cost $19,756)	19,756
Receivables:
Fund shares sold	18,357
Dividends	2,679
Investment adviser	1,237
Securities lending income	512
Foreign taxes reclaim	344
Interest	1
Total assets	3,110,294

Liabilities:
Payable for:
Return of securities loaned	147,134
Securities purchased	26,298
Management fees	2,669
Transfer agent and administrative fees	785
Fund shares redeemed	651
Distribution and service fees	555
Portfolio accounting fees	314
Miscellaneous	(2,728)
Total liabilities	175,678
Commitments and contingent liabilities (Note 10)	—
Net assets	$2,934,616

Net assets consist of:
Paid in capital	$2,053,160
Undistributed net investment income	159,110
Accumulated net realized gain on investments	116,416
Net unrealized appreciation on investments	605,930
Net assets	$2,934,616

Investor Class:
Net assets	$1,867,200
Capital shares outstanding	39,069
Net asset value per share	$47.79

A-Class:
Net assets	$587,252
Capital shares outstanding	13,298
Net asset value per share	$44.16
Maximum offering price per share (Net asset value divided by 95.25%)	$46.36

C-Class:
Net assets	$293,301
Capital shares outstanding	7,369
Net asset value per share	$39.80

H-Class:
Net assets	$186,863
Capital shares outstanding	4,344
Net asset value per share	$43.02

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $(921))	$57,757
Interest	50
Income from securities lending, net	3,382
Total investment income	61,189

Expenses:
Management fees	19,252
Distribution and service fees:
A-Class	1,051
C-Class	1,891
H-Class	859
Transfer agent and administrative fees	5,662
Registration fees	4,177
Portfolio accounting fees	2,265
Professional fees	1,964
Trustees’ fees*	742
Custodian fees	360
Line of credit fees	110
Miscellaneous	(2,931)
Total expenses	35,402
Net investment income	25,787

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,126,950
Net realized gain	1,126,950
Net change in unrealized appreciation (depreciation) on:
Investments	(1,184,959)
Net change in unrealized appreciation (depreciation)	(1,184,959)
Net realized and unrealized loss	(58,009)
Net decrease in net assets resulting from operations	$(32,222)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 133

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$25,787	$295,233
Net realized gain on investments	1,126,950	3,661,119
Net change in unrealized appreciation (depreciation) on investments	(1,184,959)	(781,475)
Net increase (decrease) in net assets resulting from operations	(32,222)	3,174,877

Distributions to shareholders from:
Net investment income
Investor Class	—	(148,366)
A-Class	—	(18,046)
C-Class	—	(15,410)
H-Class	—	(59,833)
Total distributions to shareholders	—	(241,655)

Capital share transactions:
Proceeds from sale of shares
Investor Class	11,149,787	102,887,896
A-Class	940,638	52,341,342
C-Class	679,769	3,895,441
H-Class	25,505,399	55,785,784
Distributions reinvested
Investor Class	—	147,778
A-Class	—	17,422
C-Class	—	15,386
H-Class	—	59,833
Cost of shares redeemed
Investor Class	(21,701,178)	(109,831,997)
A-Class	(1,425,374)	(54,681,307)
C-Class	(787,509)	(3,803,624)
H-Class	(26,633,927)	(65,870,500)
Net decrease from capital share transactions	(12,272,395)	(19,036,546)
Net decrease in net assets	(12,304,617)	(16,103,324)

Net assets:
Beginning of period	15,239,233	31,342,557
End of period	$2,934,616	$15,239,233
Undistributed net investment income at end of period	$159,110	$133,323

Capital share activity:
Shares sold
Investor Class	234,522	2,237,261
A-Class	21,365	1,269,793
C-Class	17,106	102,253
H-Class	607,559	1,323,661
Shares issued from reinvestment of distributions
Investor Class	—	3,252
A-Class	—	414
C-Class	—	403
H-Class	—	1,460
Shares redeemed
Investor Class	(456,960)	(2,426,423)
A-Class	(32,420)	(1,284,565)
C-Class	(19,849)	(99,349)
H-Class	(631,290)	(1,563,493)
Net decrease in shares	(259,967)	(435,333)

134 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$47.95	$42.91	$45.56	$45.51	$40.76	$41.52
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.49	.44	.72	1.06	.81
Net gain (loss) on investments (realized and unrealized)	(.51)	5.55	(1.64)	.63	4.26	(.67)
Total from investment operations	(.16)	6.04	(1.20)	1.35	5.32	.14
Less distributions from:
Net investment income	—	(1.00)	(1.45)	(1.30)	(.57)	(.90)
Total distributions	—	(1.00)	(1.45)	(1.30)	(.57)	(.90)
Net asset value, end of period	$47.79	$47.95	$42.91	$45.56	$45.51	$40.76

Total Return[c]	(0.33%)	14.21%	(2.49%)	2.93%	13.12%	0.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,867	$12,539	$19,198	$1,316	$2,497	$2,970
Ratios to average net assets:
Net investment income (loss)	1.46%	1.09%	0.97%	1.55%	2.47%	2.06%
Total expenses	1.40%	1.38%	1.34%	1.36%	1.38%	1.35%
Portfolio turnover rate	651%	605%	660%	804%	1,271%	1,550%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$44.39	$39.88	$42.63	$42.74	$38.44	$39.27
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.32	.58	.58	.72	.72
Net gain (loss) on investments (realized and unrealized)	(.44)	5.19	(1.88)	.61	4.15	(.65)
Total from investment operations	(.23)	5.51	(1.30)	1.19	4.87	.07
Less distributions from:
Net investment income	—	(1.00)	(1.45)	(1.30)	(.57)	(.90)
Total distributions	—	(1.00)	(1.45)	(1.30)	(.57)	(.90)
Net asset value, end of period	$44.16	$44.39	$39.88	$42.63	$42.74	$38.44

Total Return[c]	(0.45%)	13.88%	(2.90%)	2.75%	12.80%	0.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$587	$1,081	$1,544	$454	$2,631	$553
Ratios to average net assets:
Net investment income (loss)	0.93%	0.75%	1.41%	1.35%	1.79%	1.98%
Total expenses	1.65%	1.62%	1.59%	1.60%	1.63%	1.61%
Portfolio turnover rate	651%	605%	660%	804%	1,271%	1,550%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 135

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$40.14	$36.43	$39.35	$39.89	$36.00	$37.04
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	.03	(.01)	.06	.54	.48
Net gain (loss) on investments (realized and unrealized)	(.41)	4.68	(1.46)	.70	3.92	(.62)
Total from investment operations	(.34)	4.71	(1.47)	.76	4.46	(.14)
Less distributions from:
Net investment income	—	(1.00)	(1.45)	(1.30)	(.57)	(.90)
Total distributions	—	(1.00)	(1.45)	(1.30)	(.57)	(.90)
Net asset value, end of period	$39.80	$40.14	$36.43	$39.35	$39.89	$36.00

Total Return[c]	(0.82%)	13.05%	(3.59%)	1.86%	12.49%	(0.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$293	$406	$248	$499	$271	$784
Ratios to average net assets:
Net investment income (loss)	0.35%	0.07%	(0.03%)	0.14%	1.42%	1.41%
Total expenses	2.40%	2.37%	2.35%	2.35%	2.38%	2.36%
Portfolio turnover rate	651%	605%	660%	804%	1,271%	1,550%

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[d,e]	Year Ended March 28, 2013[d,e]
Per Share Data
Net asset value, beginning of period	$43.21	$38.85	$41.59	$41.86	$37.75	$38.69
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.58	.17	.60	.29	.57
Net gain (loss) on investments (realized and unrealized)	(.32)	4.78	(1.46)	.43	4.39	(.61)
Total from investment operations	(.19)	5.36	(1.29)	1.03	4.68	(.04)
Less distributions from:
Net investment income	—	(1.00)	(1.45)	(1.30)	(.57)	(.90)
Total distributions	—	(1.00)	(1.45)	(1.30)	(.57)	(.90)
Net asset value, end of period	$43.02	$43.21	$38.85	$41.59	$41.86	$37.75

Total Return[c]	(0.44%)	13.94%	(2.95%)	2.42%	12.53%	(0.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$187	$1,213	$10,353	$151	$316	$133
Ratios to average net assets:
Net investment income (loss)	0.61%	1.44%	0.44%	1.40%	0.74%	1.59%
Total expenses	1.64%	1.62%	1.64%	1.86%	1.88%	1.86%
Portfolio turnover rate	651%	605%	659%	804%	1,271%	1,550%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.
[e]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

136 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	May 14, 2001
H-Class	June 9, 1998

Ten Largest Holdings (% of Total Net Assets)
United Parcel Service, Inc. — Class B	4.7%
Union Pacific Corp.	4.5%
FedEx Corp.	3.6%
General Motors Co.	3.5%
CSX Corp.	3.2%
Tesla, Inc.	3.2%
Ford Motor Co.	3.1%
Norfolk Southern Corp.	2.8%
Southwest Airlines Co.	2.7%
Delta Air Lines, Inc.	2.7%
Top Ten Total	34.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	11.98%	27.28%	19.29%	7.90%
A-Class Shares	11.84%	26.95%	19.00%	7.66%
A-Class Shares with sales charge‡	6.52%	20.93%	17.85%	7.14%
C-Class Shares	11.41%	25.98%	18.10%	6.84%
C-Class Shares with CDSC§	10.41%	24.98%	18.10%	6.84%
H-Class Shares**	11.80%	26.93%	18.83%	7.45%
S&P 500 Industrials Index	9.15%	22.35%	16.20%	7.48%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
TRANSPORTATION FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Transportation - 42.5%
United Parcel Service, Inc. — Class B	21,478	$2,579,294
Union Pacific Corp.	21,149	2,452,651
FedEx Corp.	8,786	1,981,946
CSX Corp.	32,563	1,766,868
Norfolk Southern Corp.	11,656	1,541,389
J.B. Hunt Transport Services, Inc.	8,339	926,296
Kansas City Southern	7,883	856,724
CH Robinson Worldwide, Inc.	11,216	853,538
Expeditors International of Washington, Inc.	14,044	840,674
Old Dominion Freight Line, Inc.	7,138	785,965
Canadian Pacific Railway Ltd.	4,537	762,352
XPO Logistics, Inc.*	11,112	753,171
Canadian National Railway Co.	8,660	717,481
ZTO Express Cayman, Inc. ADR*,1	41,450	581,958
Schneider National, Inc. — Class B	21,600	546,480
Genesee & Wyoming, Inc. — Class A*	7,381	546,268
Ryder System, Inc.	6,328	535,032
Landstar System, Inc.	5,072	505,425
Kirby Corp.*	7,240	477,478
Knight-Swift Transportation Holdings, Inc.*	11,338	471,112
Werner Enterprises, Inc.	11,337	414,367
Heartland Express, Inc.	15,082	378,257
Forward Air Corp.	5,997	343,208
Atlas Air Worldwide Holdings, Inc.*	4,913	323,275
Saia, Inc.*	5,130	321,395
Hub Group, Inc. — Class A*	7,320	314,394
Air Transport Services Group, Inc.*	11,930	290,376
ArcBest Corp.	7,344	245,657
YRC Worldwide, Inc.*	12,750	175,950
Total Transportation		23,288,981

Airlines - 16.9%
Southwest Airlines Co.	26,203	1,466,843
Delta Air Lines, Inc.	30,410	1,466,370
American Airlines Group, Inc.	25,650	1,218,119
United Continental Holdings, Inc.*	18,172	1,106,311
Alaska Air Group, Inc.	9,917	756,370
JetBlue Airways Corp.*	33,372	618,383
Ryanair Holdings plc ADR*	5,624	592,882
Copa Holdings S.A. — Class A	4,700	585,291
Spirit Airlines, Inc.*,1	11,444	382,344
Allegiant Travel Co. — Class A	2,903	382,325
SkyWest, Inc.	8,652	379,823
Hawaiian Holdings, Inc.*	9,445	354,660
Total Airlines		9,309,721

Auto Parts & Equipment - 15.6%
Lear Corp.	4,928	852,939
Delphi Automotive plc	8,479	834,334
BorgWarner, Inc.	16,130	826,340
Goodyear Tire & Rubber Co.	21,716	722,057
Magna International, Inc.	13,490	720,096
Adient plc	8,373	703,248
Autoliv, Inc.[1]	5,125	633,450
Visteon Corp.*	4,011	496,441
Dana, Inc.	17,752	496,346
Tenneco, Inc.	7,508	455,510
Dorman Products, Inc.*	5,461	391,117
Cooper-Standard Holdings, Inc.*	3,225	374,003
Cooper Tire & Rubber Co.	9,775	365,585
American Axle & Manufacturing Holdings, Inc.*	20,016	351,881
Gentherm, Inc.*	8,084	300,321
Total Auto Parts & Equipment		8,523,668

Auto Manufacturers - 14.7%
General Motors Co.	47,084	1,901,251
Tesla, Inc.*,1	5,151	1,757,006
Ford Motor Co.	143,731	1,720,460
Fiat Chrysler Automobiles N.V.*	39,272	703,362
Ferrari N.V.	6,266	692,268
Tata Motors Ltd. ADR*	21,231	663,893
Toyota Motor Corp. ADR[1]	5,233	623,617
Total Auto Manufacturers		8,061,857

Commercial Services - 3.7%
AMERCO	1,680	629,832
Macquarie Infrastructure Corp.	8,532	615,840
Avis Budget Group, Inc.*,1	11,589	441,077
Hertz Global Holdings, Inc.*,1	14,438	322,834
Total Commercial Services		2,009,583

Leisure Time - 2.7%
Harley-Davidson, Inc.	14,879	717,317
LCI Industries	3,700	428,645
Fox Factory Holding Corp.*	7,420	319,802
Total Leisure Time		1,465,764

Home Builders - 1.8%
Thor Industries, Inc.	5,253	661,405
Winnebago Industries, Inc.	6,660	298,035
Total Home Builders		959,440

Electronics - 1.1%
Gentex Corp.	30,163	597,227

Internet - 0.6%
Cars.com, Inc.*,1	12,800	340,608

Total Common Stocks
(Cost $45,607,263)		54,556,849

138 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
TRANSPORTATION FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.6%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$154,981	$154,981
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	77,491	77,491
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	77,431	77,431
Total Repurchase Agreements
(Cost $309,903)		309,903

	Shares

SECURITIES LENDING COLLATERAL†,3 - 6.4%
First American Government Obligations Fund — Class Z, 0.89%[4]	3,522,519	3,522,519
Total Securities Lending Collateral
(Cost $3,522,519)		3,522,519

Total Investments - 106.6%
(Cost $49,439,685)		$58,389,271
Other Assets & Liabilities, net - (6.6)%		(3,608,089)
Total Net Assets - 100.0%		$54,781,182

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$54,556,849	$—	$—	$54,556,849
Repurchase Agreements	—	309,903	—	309,903
Securities Lending Collateral	3,522,519	—	—	3,522,519
Total Assets	$58,079,368	$309,903	$—	$58,389,271

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 139

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $3,433,593 of securities loaned (cost $49,129,782)	$58,079,368
Repurchase agreements, at value (cost $309,903)	309,903
Cash	2,956
Receivables:
Fund shares sold	1,882,003
Dividends	10,441
Securities lending income	776
Foreign taxes reclaim	117
Interest	17
Total assets	60,285,581

Liabilities:
Payable for:
Return of securities loaned	3,522,519
Securities purchased	1,584,827
Fund shares redeemed	336,695
Management fees	32,977
Transfer agent and administrative fees	9,699
Distribution and service fees	4,449
Portfolio accounting fees	3,880
Miscellaneous	9,353
Total liabilities	5,504,399
Commitments and contingent liabilities (Note 10)	—
Net assets	$54,781,182

Net assets consist of:
Paid in capital	$43,971,974
Accumulated net investment loss	(11,062)
Accumulated net realized gain on investments	1,870,684
Net unrealized appreciation on investments	8,949,586
Net assets	$54,781,182

Investor Class:
Net assets	$33,814,677
Capital shares outstanding	564,300
Net asset value per share	$59.92

A-Class:
Net assets	$11,329,923
Capital shares outstanding	204,686
Net asset value per share	$55.35
Maximum offering price per share (Net asset value divided by 95.25%)	$58.11

C-Class:
Net assets	$1,948,592
Capital shares outstanding	38,083
Net asset value per share	$51.17

H-Class:
Net assets	$7,687,990
Capital shares outstanding	142,807
Net asset value per share	$53.83

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $3,536)	$267,343
Interest	861
Income from securities lending, net	7,548
Total investment income	275,752

Expenses:
Management fees	157,707
Distribution and service fees:
A-Class	10,277
C-Class	10,712
H-Class	6,698
Transfer agent and administrative fees	46,384
Registration fees	23,355
Portfolio accounting fees	18,553
Custodian fees	2,546
Trustees’ fees*	2,255
Line of credit fees	25
Miscellaneous	7,293
Total expenses	285,805
Net investment loss	(10,053)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,222,505
Net realized gain	5,222,505
Net change in unrealized appreciation (depreciation) on:
Investments	(960,337)
Net change in unrealized appreciation (depreciation)	(960,337)
Net realized and unrealized gain	4,262,168
Net increase in net assets resulting from operations	$4,252,115

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

140 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(10,053)	$(1,275)
Net realized gain on investments	5,222,505	5,205,605
Net change in unrealized appreciation (depreciation) on investments	(960,337)	887,530
Net increase in net assets resulting from operations	4,252,115	6,091,860

Distributions to shareholders from:
Net investment income
Investor Class	—	(75,133)
A-Class	—	(20,987)
C-Class	—	(7,137)
H-Class	—	(15,737)
Total distributions to shareholders	—	(118,994)

Capital share transactions:
Proceeds from sale of shares
Investor Class	73,137,021	122,086,249
A-Class	8,515,277	19,099,228
C-Class	1,501,514	4,867,697
H-Class	66,955,178	143,717,449
Distributions reinvested
Investor Class	—	73,847
A-Class	—	20,353
C-Class	—	6,873
H-Class	—	15,696
Cost of shares redeemed
Investor Class	(74,634,604)	(106,399,464)
A-Class	(2,998,018)	(20,440,514)
C-Class	(2,074,970)	(5,771,671)
H-Class	(63,959,914)	(150,146,386)
Net increase from capital share transactions	6,441,484	7,129,357
Net increase in net assets	10,693,599	13,102,223

Net assets:
Beginning of period	44,087,583	30,985,360
End of period	$54,781,182	$44,087,583
Accumulated net investment loss at end of period	$(11,062)	$(1,009)

Capital share activity:
Shares sold
Investor Class	1,311,157	2,457,004
A-Class	166,718	417,626
C-Class	31,611	114,437
H-Class	1,348,818	3,310,254
Shares issued from reinvestment of distributions
Investor Class	—	1,486
A-Class	—	443
C-Class	—	161
H-Class	—	351
Shares redeemed
Investor Class	(1,361,845)	(2,138,529)
A-Class	(57,839)	(446,819)
C-Class	(43,746)	(138,639)
H-Class	(1,291,725)	(3,441,408)
Net increase in shares	103,149	136,367

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 141

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$53.52	$46.23	$52.06	$44.63	$32.07	$26.96
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	.09	.16	.18	(.04)	(.07)
Net gain (loss) on investments (realized and unrealized)	6.39	7.37	(5.78)	7.25	12.60	5.18
Total from investment operations	6.40	7.46	(5.62)	7.43	12.56	5.11
Less distributions from:
Net investment income	—	(.17)	(.21)	—	—	—
Total distributions	—	(.17)	(.21)	—	—	—
Net asset value, end of period	$59.92	$53.52	$46.23	$52.06	$44.63	$32.07

Total Return[c]	11.98%	16.14%	(10.80%)	16.65%	39.16%	18.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,815	$32,911	$13,638	$42,947	$44,021	$78,644
Ratios to average net assets:
Net investment income (loss)	0.03%	0.17%	0.33%	0.37%	(0.09%)	(0.25%)
Total expenses	1.39%	1.38%	1.34%	1.35%	1.37%	1.37%
Portfolio turnover rate	315%	676%	219%	247%	593%	737%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$49.50	$42.87	$48.41	$41.61	$29.96	$25.25
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(.06)	.04	.05	(.11)	(.01)
Net gain (loss) on investments (realized and unrealized)	5.87	6.86	(5.37)	6.75	11.76	4.72
Total from investment operations	5.85	6.80	(5.33)	6.80	11.65	4.71
Less distributions from:
Net investment income	—	(.17)	(.21)	—	—	—
Total distributions	—	(.17)	(.21)	—	—	—
Net asset value, end of period	$55.35	$49.50	$42.87	$48.41	$41.61	$29.96

Total Return[c]	11.84%	15.87%	(11.01%)	16.34%	38.89%	18.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,330	$4,742	$5,340	$15,359	$12,938	$4,558
Ratios to average net assets:
Net investment income (loss)	(0.07%)	(0.12%)	0.08%	0.12%	(0.28%)	(0.05%)
Total expenses	1.64%	1.63%	1.60%	1.60%	1.62%	1.60%
Portfolio turnover rate	315%	676%	219%	247%	593%	737%

142 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$45.93	$40.09	$45.63	$39.52	$28.67	$24.34
Income (loss) from investment operations:
Net investment income (loss)[b]	(.20)	(.34)	(.24)	(.27)	(.37)	(.26)
Net gain (loss) on investments (realized and unrealized)	5.44	6.35	(5.09)	6.38	11.22	4.59
Total from investment operations	5.24	6.01	(5.33)	6.11	10.85	4.33
Less distributions from:
Net investment income	—	(.17)	(.21)	—	—	—
Total distributions	—	(.17)	(.21)	—	—	—
Net asset value, end of period	$51.17	$45.93	$40.09	$45.63	$39.52	$28.67

Total Return[c]	11.41%	15.00%	(11.69%)	15.46%	37.84%	17.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,949	$2,306	$2,977	$6,405	$3,734	$2,727
Ratios to average net assets:
Net investment income (loss)	(0.85%)	(0.81%)	(0.57%)	(0.62%)	(1.07%)	(1.06%)
Total expenses	2.39%	2.38%	2.35%	2.35%	2.37%	2.35%
Portfolio turnover rate	315%	676%	219%	247%	593%	737%

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$48.15	$41.71	$47.12	$40.61	$29.32	$24.76
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	(.13)	(.09)	(.10)	(.18)	(.15)
Net gain (loss) on investments (realized and unrealized)	5.69	6.74	(5.11)	6.61	11.47	4.71
Total from investment operations	5.68	6.61	(5.20)	6.51	11.29	4.56
Less distributions from:
Net investment income	—	(.17)	(.21)	—	—	—
Total distributions	—	(.17)	(.21)	—	—	—
Net asset value, end of period	$53.83	$48.15	$41.71	$47.12	$40.61	$29.32

Total Return[c]	11.80%	15.88%	(11.04%)	16.03%	38.51%	18.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,688	$4,127	$9,031	$6,249	$2,583	$4,483
Ratios to average net assets:
Net investment income (loss)	(0.03%)	(0.30%)	(0.20%)	(0.22%)	(0.50%)	(0.57%)
Total expenses	1.64%	1.63%	1.72%	1.85%	1.87%	1.86%
Portfolio turnover rate	315%	676%	219%	247%	593%	737%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 143

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 3, 2000
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	April 3, 2000

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	4.2%
Duke Energy Corp.	3.8%
Dominion Energy, Inc.	3.6%
Southern Co.	3.5%
Exelon Corp.	3.0%
PG&E Corp.	3.0%
American Electric Power Company, Inc.	3.0%
Sempra Energy	2.7%
PPL Corp.	2.6%
Public Service Enterprise Group, Inc.	2.5%
Top Ten Total	31.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	4.80%	11.29%	10.59%	6.42%
A-Class Shares	4.67%	11.01%	10.32%	6.16%
A-Class Shares with sales charge‡	(0.31%)	5.73%	9.25%	5.64%
C-Class Shares	4.27%	10.20%	9.49%	5.36%
C-Class Shares with CDSC§	3.27%	9.23%	9.49%	5.36%
H-Class Shares**	4.67%	11.04%	10.17%	5.95%
S&P 500 Utilities Index	5.15%	12.03%	11.92%	7.07%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

144 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Electric - 78.2%
NextEra Energy, Inc.	15,318	$2,244,852
Duke Energy Corp.	24,285	2,037,997
Dominion Energy, Inc.	24,614	1,893,555
Southern Co.	37,345	1,835,133
Exelon Corp.	42,414	1,597,735
PG&E Corp.	23,409	1,593,919
American Electric Power Company, Inc.	22,417	1,574,570
PPL Corp.	36,118	1,370,678
Public Service Enterprise Group, Inc.	28,986	1,340,603
Consolidated Edison, Inc.	16,565	1,336,464
Edison International	17,312	1,335,967
Xcel Energy, Inc.	27,654	1,308,587
WEC Energy Group, Inc.	18,704	1,174,237
DTE Energy Co.	10,874	1,167,433
Eversource Energy	19,228	1,162,140
Avangrid, Inc.	22,175	1,051,539
Ameren Corp.	17,636	1,020,066
FirstEnergy Corp.	32,693	1,007,925
Entergy Corp.	13,110	1,001,080
CMS Energy Corp.	20,934	969,663
CenterPoint Energy, Inc.	32,236	941,614
NRG Energy, Inc.	32,724	837,407
Alliant Energy Corp.	19,920	828,074
Pinnacle West Capital Corp.	9,730	822,769
AES Corp.	66,034	727,695
Westar Energy, Inc.	14,634	725,846
OGE Energy Corp.	20,037	721,933
Great Plains Energy, Inc.	22,774	690,052
SCANA Corp.	13,333	646,517
Calpine Corp.*	42,418	625,666
MDU Resources Group, Inc.	22,852	593,009
IDACORP, Inc.	6,510	572,424
Portland General Electric Co.	11,787	537,959
ALLETE, Inc.	6,924	535,156
Black Hills Corp.	7,651	526,924
Hawaiian Electric Industries, Inc.	15,354	512,363
Avista Corp.	9,710	502,687
PNM Resources, Inc.	11,979	482,754
NorthWestern Corp.	7,921	451,022
El Paso Electric Co.	7,467	412,552
MGE Energy, Inc.	6,291	406,399
Dynegy, Inc.*	32,607	319,223
Total Electric		41,444,188

Gas - 16.2%
Sempra Energy	12,516	1,428,451
Atmos Energy Corp.	9,607	805,451
NiSource, Inc.	30,054	769,082
UGI Corp.	16,341	765,739
Vectren Corp.	9,551	628,169
National Fuel Gas Co.	10,039	568,308
WGL Holdings, Inc.	6,713	565,235
ONE Gas, Inc.	7,247	533,669
Spire, Inc.	7,052	526,432
Southwest Gas Holdings, Inc.	6,696	519,744
New Jersey Resources Corp.	12,309	518,824
National Grid plc ADR	7,900	495,409
South Jersey Industries, Inc.	12,617	435,665
Total Gas		8,560,178

Water - 3.9%
American Water Works Company, Inc.	12,755	1,032,007
Aqua America, Inc.	19,871	659,518
California Water Service Group	9,719	370,780
Total Water		2,062,305

Energy-Alternate Sources - 1.5%
TerraForm Power, Inc. — Class A*	31,281	413,535
Pattern Energy Group, Inc.	15,450	372,345
Total Energy-Alternate Sources		785,880

Pipelines - 0.0%
Kinder Morgan, Inc.	1	19

Total Common Stocks
(Cost $48,594,394)		52,852,570

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.2%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$66,001	66,001
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	33,001	33,001
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	32,975	32,975
Total Repurchase Agreements
(Cost $131,977)		131,977

Total Investments - 100.0%
(Cost $48,726,371)		$52,984,547
Other Assets & Liabilities, net - 0.0%		6,661
Total Net Assets - 100.0%		$52,991,208

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
UTILITIES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$52,852,570	$—	$—	$52,852,570
Repurchase Agreements	—	131,977	—	131,977
Total Assets	$52,852,570	$131,977	$—	$52,984,547

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there no transfers between levels.

146 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value (cost $48,594,394)	$52,852,570
Repurchase agreements, at value (cost $131,977)	131,977
Receivables:
Fund shares sold	255,471
Dividends	124,308
Foreign taxes reclaim	315
Interest	7
Securities lending income	4
Total assets	53,364,652

Liabilities:
Payable for:
Fund shares redeemed	291,230
Management fees	39,199
Transfer agent and administrative fees	11,529
Distribution and service fees	10,177
Portfolio accounting fees	4,612
Miscellaneous	16,697
Total liabilities	373,444
Commitments and contingent liabilities (Note 10)	—
Net assets	$52,991,208

Net assets consist of:
Paid in capital	$48,692,994
Undistributed net investment income	352,463
Accumulated net realized loss on investments	(312,425)
Net unrealized appreciation on investments	4,258,175
Net assets	$52,991,208

Investor Class:
Net assets	$26,708,181
Capital shares outstanding	647,764
Net asset value per share	$41.23

A-Class:
Net assets	$11,299,619
Capital shares outstanding	296,354
Net asset value per share	$38.13
Maximum offering price per share (Net asset value divided by 95.25%)	$40.03

C-Class:
Net assets	$7,744,221
Capital shares outstanding	238,408
Net asset value per share	$32.48

H-Class:
Net assets	$7,239,187
Capital shares outstanding	196,930
Net asset value per share	$36.76

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends	$770,451
Interest	978
Income from securities lending, net	75
Total investment income	771,504

Expenses:
Management fees	219,214
Distribution and service fees:
A-Class	11,528
C-Class	41,375
H-Class	7,304
Transfer agent and administrative fees	64,475
Portfolio accounting fees	25,790
Registration fees	21,910
Custodian fees	3,357
Trustees’ fees*	1,770
Line of credit fees	49
Miscellaneous	22,269
Total expenses	419,041
Net investment income	352,463

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,589,968
Net realized gain	3,589,968
Net change in unrealized appreciation (depreciation) on:
Investments	(3,658,675)
Net change in unrealized appreciation (depreciation)	(3,658,675)
Net realized and unrealized loss	(68,707)
Net increase in net assets resulting from operations	$283,756

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 147

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$352,463	$839,774
Net realized gain on investments	3,589,968	11,894,279
Net change in unrealized appreciation (depreciation) on investments	(3,658,675)	12,192,043
Net increase in net assets resulting from operations	283,756	542,010

Distributions to shareholders from:
Net investment income
Investor Class	—	(577,820)
A-Class	—	(127,704)
C-Class	—	(237,845)
H-Class	—	(188,129)
Net realized gains
Investor Class	—	(1,895,220)
A-Class	—	(418,860)
C-Class	—	(780,119)
H-Class	—	(617,055)
Total distributions to shareholders	—	(4,842,752)

Capital share transactions:
Proceeds from sale of shares
Investor Class	102,593,235	282,505,858
A-Class	10,270,324	40,059,210
C-Class	1,930,114	6,907,165
H-Class	76,283,279	103,464,307
Distributions reinvested
Investor Class	—	2,434,848
A-Class	—	536,124
C-Class	—	1,004,274
H-Class	—	803,467
Cost of shares redeemed
Investor Class	(99,800,161)	(307,478,614)
A-Class	(8,451,998)	(54,062,337)
C-Class	(2,809,318)	(9,547,021)
H-Class	(74,435,283)	(105,286,529)
Net increase (decrease) from capital share transactions	5,580,192	(38,659,248)
Net increase in net assets	5,863,948	42,959,990

Net assets:
Beginning of period	47,127,259	90,087,249
End of period	$52,991,208	$47,127,259
Undistributed net investment income at end of period	$352,463	$—

148 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Capital share activity:
Shares sold
Investor Class	2,516,026	6,973,833
A-Class	266,603	1,063,262
C-Class	59,756	209,067
H-Class	2,091,975	2,848,092
Shares issued from reinvestment of distributions
Investor Class	—	68,472
A-Class	—	16,261
C-Class	—	35,537
H-Class	—	25,290
Shares redeemed
Investor Class	(2,481,264)	(7,690,866)
A-Class	(227,227)	(1,419,071)
C-Class	(86,821)	(295,878)
H-Class	(2,048,187)	(2,897,377)
Net increase (decrease) in shares	90,861	(1,063,378)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 149

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$39.34	$40.23	$36.98	$34.01	$32.71	$29.13
Income (loss) from investment operations:
Net investment income (loss)[b]	.32	.59	.73	.84	.78	.74
Net gain (loss) on investments (realized and unrealized)	1.57	2.25	3.09	2.26	1.98	3.96
Total from investment operations	1.89	2.84	3.82	3.10	2.76	4.70
Less distributions from:
Net investment income	—	(.87)	(.57)	(.13)	(1.46)	(1.12)
Net realized gains	—	(2.86)	—	—	—	—
Total distributions	—	(3.73)	(.57)	(.13)	(1.46)	(1.12)
Net asset value, end of period	$41.23	$39.34	$40.23	$36.98	$34.01	$32.71

Total Return[c]	4.80%	8.04%	10.61%	9.12%	8.88%	16.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,708	$24,116	$50,753	$55,156	$95,854	$42,907
Ratios to average net assets:
Net investment income (loss)	1.59%	1.47%	2.00%	2.31%	2.38%	2.45%
Total expenses	1.39%	1.38%	1.35%	1.35%	1.40%	1.35%
Portfolio turnover rate	281%	507%	475%	384%	508%	534%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$36.43	$37.63	$34.70	$32.02	$30.95	$27.69
Income (loss) from investment operations:
Net investment income (loss)[b]	.29	.45	.63	.66	.63	.65
Net gain (loss) on investments (realized and unrealized)	1.41	2.08	2.87	2.15	1.90	3.73
Total from investment operations	1.70	2.53	3.50	2.81	2.53	4.38
Less distributions from:
Net investment income	—	(.87)	(.57)	(.13)	(1.46)	(1.12)
Net realized gains	—	(2.86)	—	—	—	—
Total distributions	—	(3.73)	(.57)	(.13)	(1.46)	(1.12)
Net asset value, end of period	$38.13	$36.43	$37.63	$34.70	$32.02	$30.95

Total Return[c]	4.67%	7.75%	10.38%	8.78%	8.64%	16.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,300	$9,362	$22,448	$9,782	$11	$6,938
Ratios to average net assets:
Net investment income (loss)	1.51%	1.20%	1.85%	1.93%	2.05%	2.26%
Total expenses	1.64%	1.63%	1.60%	1.60%	1.63%	1.61%
Portfolio turnover rate	281%	507%	475%	384%	508%	534%

150 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$31.15	$32.96	$30.70	$28.55	$27.96	$25.31
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.22	.28	.36	.34	.42
Net gain (loss) on investments (realized and unrealized)	1.21	1.70	2.55	1.92	1.71	3.35
Total from investment operations	1.33	1.92	2.83	2.28	2.05	3.77
Less distributions from:
Net investment income	—	(.87)	(.57)	(.13)	(1.46)	(1.12)
Net realized gains	—	(2.86)	—	—	—	—
Total distributions	—	(3.73)	(.57)	(.13)	(1.46)	(1.12)
Net asset value, end of period	$32.48	$31.15	$32.96	$30.70	$28.55	$27.96

Total Return[c]	4.27%	6.97%	9.55%	7.99%	7.83%	15.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,744	$8,270	$10,438	$8,417	$8,387	$7,001
Ratios to average net assets:
Net investment income (loss)	0.74%	0.69%	0.94%	1.18%	1.22%	1.62%
Total expenses	2.39%	2.37%	2.35%	2.35%	2.38%	2.36%
Portfolio turnover rate	281%	507%	475%	384%	508%	534%

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$35.12	$36.40	$33.61	$31.09	$30.19	$27.10
Income (loss) from investment operations:
Net investment income (loss)[b]	.18	.41	.54	.60	.69	.48
Net gain (loss) on investments (realized and unrealized)	1.46	2.04	2.82	2.05	1.67	3.73
Total from investment operations	1.64	2.45	3.36	2.65	2.36	4.21
Less distributions from:
Net investment income	—	(.87)	(.57)	(.13)	(1.46)	(1.12)
Net realized gains	—	(2.86)	—	—	—	—
Total distributions	—	(3.73)	(.57)	(.13)	(1.46)	(1.12)
Net asset value, end of period	$36.76	$35.12	$36.40	$33.61	$31.09	$30.19

Total Return[c]	4.67%	7.80%	10.31%	8.53%	8.29%	16.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,239	$5,379	$6,448	$13,546	$2,269	$4,812
Ratios to average net assets:
Net investment income (loss)	0.97%	1.13%	1.65%	1.79%	2.32%	1.70%
Total expenses	1.64%	1.62%	1.68%	1.84%	1.88%	1.85%
Portfolio turnover rate	281%	507%	475%	384%	508%	534%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]
Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 151

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2017, the Trust consisted of fifty-three funds.

This report covers the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (the “Funds”), each a non-diversified investment company. Only Investor Class, A-Class, C-Class and H-Class had been issued by the Funds.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the

152 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

(b) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of dividend income and foreign taxes on capital gains from sales of investments are included with the net realized and unrealized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 153

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(f) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(g) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.06% at September 30, 2017.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

154 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

For the period ended September 30, 2017, GFD retained sales charges of $98,853 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned services, MUIS is entitled to receive a monthly fee equal to an annual percentage of the Funds’ average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At September 30, 2017, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Banking Fund	$34,310,786	$699,438	$(33,027)	$666,411
Basic Materials Fund	78,602,656	7,494,132	(570,169)	6,923,963
Biotechnology Fund	284,986,773	146,605,454	(4,643,798)	141,961,656
Consumer Products Fund	197,534,347	62,218,751	(1,563,502)	60,655,249
Electronics Fund	29,076,795	3,995,545	(102,240)	3,893,305
Energy Fund	45,238,915	—	(5,123,538)	(5,123,538)
Energy Services Fund	25,341,067	—	(3,109,925)	(3,109,925)
Financial Services Fund	48,157,592	4,837,192	(170,027)	4,667,165
Health Care Fund	104,028,020	3,657,869	(1,589,392)	2,068,477
Internet Fund	73,123,720	9,331,888	(217,280)	9,114,608
Leisure Fund	15,658,300	2,560,154	(236,724)	2,323,430
Precious Metals Fund	103,768,588	—	(17,035,144)	(17,035,144)
Real Estate Fund	33,712,060	—	(752,084)	(752,084)
Retailing Fund	14,937,771	—	(249,842)	(249,842)
Technology Fund	84,089,995	14,112,127	(460,882)	13,651,245
Telecommunications Fund	2,698,045	392,878	(3,759)	389,119
Transportation Fund	52,403,175	6,017,438	(31,342)	5,986,096
Utilities Fund	52,144,514	1,051,116	(211,083)	840,033

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At September 30, 2017, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas 1.00% Due 10/02/17	$109,021,803	$109,030,888	U.S Treasury Note 1.13% 02/28/21	$113,209,345	$111,202,284
Bank of America Merrill Lynch 1.05% Due 10/02/17	54,510,901	54,515,671	U.S. Treasury Note 1.63% 05/31/23	56,433,458	55,601,193
HSBC Securities, Inc. 0.91% Due 10/02/17	1,950,547	1,950,695	U.S. Treasury Strips 0.00% 08/15/39	3,667,000	1,989,778

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 6 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At September 30, 2017, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Banking Fund	$198,823	$(198,823)	$—	$202,481	$—	$202,481
Basic Materials Fund	3,008,496	(3,008,496)	—	3,088,603	—	3,088,603
Biotechnology Fund	22,326,563	(22,326,563)	—	22,839,008	—	22,839,008
Consumer Products Fund	4,468,128	(4,468,128)	—	4,523,114	—	4,523,114
Electronics Fund	805,663	(805,663)	—	818,235	—	818,235
Energy Fund	2,067,543	(2,067,543)	—	2,136,508	—	2,136,508
Energy Services Fund	3,143,621	(3,143,621)	—	3,214,384	—	3,214,384
Financial Services Fund	731,644	(731,644)	—	747,201	—	747,201
Health Care Fund	2,506,523	(2,506,523)	—	2,547,280	—	2,547,280
Internet Fund	2,033,122	(2,033,122)	—	2,097,250	—	2,097,250
Leisure Fund	1,014,960	(1,014,960)	—	1,040,423	—	1,040,423
Precious Metals Fund	6,896,652	(6,896,652)	—	7,312,958	—	7,312,958
Real Estate Fund	689,315	(689,315)	—	708,933	—	708,933
Retailing Fund	703,612	(703,612)	—	729,872	—	729,872
Technology Fund	2,512,291	(2,512,291)	—	2,560,633	—	2,560,633
Telecommunications Fund	142,540	(142,540)	—	147,134	—	147,134
Transportation Fund	3,433,593	(3,433,593)	—	3,522,519	—	3,522,519

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds have securities lending agreements to evaluate potential risks.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 7 – Securities Transactions

For the period ended September 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Banking Fund	$267,104,420	$296,594,306
Basic Materials Fund	81,096,474	92,057,192
Biotechnology Fund	221,101,698	186,015,762
Consumer Products Fund	137,721,280	191,718,445
Electronics Fund	163,417,508	216,072,582
Energy Fund	183,656,065	177,499,386
Energy Services Fund	156,410,841	154,174,729
Financial Services Fund	103,387,023	115,537,476
Health Care Fund	197,149,202	150,533,712
Internet Fund	121,506,012	74,021,850
Leisure Fund	78,595,165	85,516,689
Precious Metals Fund	196,474,013	181,005,748
Real Estate Fund	160,205,846	136,895,924
Retailing Fund	179,984,907	177,889,266
Technology Fund	133,312,446	132,024,809
Telecommunications Fund	34,107,964	46,380,255
Transportation Fund	121,556,091	115,233,559
Utilities Fund	156,928,285	150,909,796

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2017, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$11,413,064	$7,552,192	$225,367
Basic Materials Fund	8,491,598	6,547,466	(193,174)
Biotechnology Fund	7,218,540	9,968,733	(58,888)
Consumer Products Fund	4,728,257	15,169,560	(193,538)
Electronics Fund	20,981,052	12,982,536	923,546
Energy Fund	30,252,450	20,312,575	(720,976)
Energy Services Fund	6,775,377	7,717,141	(384,004)
Financial Services Fund	24,262,821	21,454,838	620,438
Health Care Fund	18,121,012	27,240,975	226,379
Internet Fund	16,840,270	7,711,258	166,824
Leisure Fund	15,504,584	12,628,034	591,927
Precious Metals Fund	10,160,033	7,638,925	226,733
Real Estate Fund	14,119,953	14,827,894	(136,750)
Retailing Fund	31,690,040	16,763,616	519,851
Technology Fund	18,345,558	24,534,817	991,363
Telecommunications Fund	2,131,720	4,635,087	113,774
Transportation Fund	6,858,168	8,114,242	63,986
Utilities Fund	5,568,550	9,488,044	1,069,528

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2018. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.92% for the period ended September 30, 2017. The Funds did not have any borrowings outstanding under this agreement at September 30, 2017.

The average daily balances borrowed for the period ended September 30, 2017, were as follows:

Fund	Average Daily Balance
Banking Fund	$47,552
Basic Materials Fund	10,622
Biotechnology Fund	1,635
Consumer Products Fund	8,602
Electronics Fund	44,179
Energy Fund	3,712
Energy Services Fund	9,906
Financial Services Fund	8,539
Health Care Fund	1,541
Internet Fund	34,179
Leisure Fund	14,281
Precious Metals Fund	41,517
Real Estate Fund	8,641
Retailing Fund	10,096
Technology Fund	27,968
Telecom Fund	9,882
Transportation Fund	2,273
Utilities Fund	4,312

Note 9 – Share Splits

Share splits occurred for the following Funds at the close of business:

Fund	Effective Date	Split Type
Energy Fund	November 7, 2016	One-for-Four Reverse Split
Financial Services Fund	October 31, 2016	Two-for-One Share Split

The effect of the reverse share split was to divide the number of outstanding shares of the Energy Fund by its split ratio, resulting in a corresponding increase in the NAV. The effect of the share split was to multiply the number of outstanding shares of the Financial Services Fund by its split ratio, resulting in a corresponding decrease in the NAV. The share transactions presented in the Statements of Changes in net assets and the per share data in the Financial Highlights for each of the periods presented prior to the effective date, have been restated to reflect these respective share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

Note 10 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.) (“Reichman”).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment. On May 30, 2017, the shareholder defendants filed a motion to remand the proceedings in the Creditor Trust and Reichman Actions to the Bankruptcy Court, for consideration of the collateral estoppel ground for dismissal raised by the Bankruptcy Court’s ruling in the Blavatnik Action. On August 18, 2017, the plaintiff in the Creditor Trust action filed a notice of dismissal of claims brought against defendants who had not answered the Third Amended Complaint. The same day, the plaintiff in the Reichman action filed a notice of dismissal of all claims against named defendants who had not filed an answer and withdrew his request for class certification of a defendant class. On September 5, 2017, the Court entered an order dismissing the Creditor Trust and Reichman actions with prejudice. The Court’s order dismissed the actions as to all defendants as well as to unnamed members of the putative defendant class in the Reichman action.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set. On April 21, 2017, the Bankruptcy Court issued an Opinion and Order After Trial in a related Lyondell litigation (the “Blavatnik Action”) rejecting claims for intentional fraudulent transfer and constructive fraudulent transfer in connection with the 2007 LBO. Based on this related ruling in the Blavatnik Action, the shareholder defendants filed a motion to dismiss the Litigation Trust Action on the grounds of collateral estoppel on May 30, 2017. Although the Bankruptcy Court had not yet ruled on the motion to dismiss, on August 15, 2017, the plaintiff in the Litigation Trust action filed a notice of dismissal of all claims against the defendants who joined the motion to dismiss. On August 18, 2017, the Litigation Trust plaintiff also withdrew his request for class certification of a defendant class in the Litigation Trust action. On September 5, 2017, the Court entered an order dismissing the Litigation Trust action with prejudice. The Court’s order dismissed the action as to all defendants as well as to unnamed members of the putative defendant class.

As a result of the dismissals above, there are no longer claims pending against the Rydex Series Funds related to the Lyondell merger.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Continuation of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 25, 2017, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund, each a series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Board unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 26, 2017 (together, with the May 25 meeting, the “Meetings”). The Board considered the materials provided by the Advisor and the review conducted at the April 26 meeting to be an integral part of the Trustees’ deliberations and their process in considering the renewal of the Investment Advisory Agreement.

Prior to reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale and the absence of breakpoints in these fees and the Advisor’s rationale for not providing

162 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

for breakpoints at this point in time; (d) each Fund’s overall fees and operating expenses compared with those of similar funds; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors that was controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to such Fund; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Funds and their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and tradability) that should be reviewed in context. With respect to tradability, in particular, the Board considered that non-tradable funds incur lower expense ratios than tradable funds because non-tradable funds experience less shareholder activity and lower transaction volumes than tradable funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. The Board also discussed the correlation between a Fund’s assets under management and tracking error, noting that a Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Fund’s size. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. In light of the relatively small size of many of the Funds and the fact that the size of individual Funds in the complex often increase and decrease significantly due to the unlimited

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 163

OTHER INFORMATION (Unaudited)(concluded)

trading that is permitted among most of the Funds in the complex, the Board concluded that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under the distribution agreement, Distribution Plans, and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the continuation of the Investment Advisory Agreement was in the best interests of the Funds and their shareholders.

164 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee ****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: Vice Chairman, Guggenheim Investments (2010-present). Former: President and CEO, certain other funds in the Fund complex (2012-November 2017); Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	226
Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, Chairwoman and Member of the Compliance and Risk Oversight Committee, and Member of the Nominating and Governance Committee from 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	133	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Nominating and Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (3) (2009-present).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 165

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee ****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present; Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
Werner E. Keller (1940)	Chairman and Trustee of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Member of the Audit Committee from 2005 to present; Member of the Investment and Performance Committee from 2014 to present; Member of the Compliance and Risk Oversight Committee from 2015 to present; Member of the Nominating and Governance Committee from 2015 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; and Chairman and Member of the Nominating and Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Member of the Nominating and Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee, and Chairwoman and Member of the Investment and Performance Committee from 2016 to present.	Current: Retired Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	133	None.

166 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President (November 2017-present)
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (November 2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 167

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (November 2017-Present)
Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (February-June 2017); Senior Analyst of US Fund Administration, HGINA (2014-January 2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

168 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

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9.30.2017

Rydex Funds Semi-Annual Report

Domestic Equity Funds
Nova Fund
S&P 500® Fund
Inverse S&P 500® Strategy Fund
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 1.5x Strategy Fund
Russell 2000® Fund
Inverse Russell 2000® Strategy Fund
Dow Jones Industrial Average® Fund
Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund
Inverse High Yield Strategy Fund
Money Market Fund
U.S. Government Money Market Fund

GuggenheimInvestments.com	RBENF-SEMI-0917x0318

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	12
S&P 500® FUND	27
INVERSE S&P 500® STRATEGY FUND	39
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND	47
INVERSE NASDAQ-100® STRATEGY FUND	56
MID-CAP 1.5x STRATEGY FUND	64
INVERSE MID-CAP STRATEGY FUND	75
RUSSELL 2000® 1.5x STRATEGY FUND	82
RUSSELL 2000® FUND	108
INVERSE RUSSELL 2000® STRATEGY FUND	134
DOW JONES INDUSTRIAL AVERAGE® FUND	141
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	148
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	158
HIGH YIELD STRATEGY FUND	167
INVERSE HIGH YIELD STRATEGY FUND	175
U.S. GOVERNMENT MONEY MARKET FUND	182
NOTES TO FINANCIAL STATEMENTS	188
OTHER INFORMATION	206
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	209
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	213

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2017

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semiannual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the six-month period ended September 30, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
October 31, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

The Fixed Income Funds may not be suitable for all investors. ● Fixed income investments are subject to credit, liquidity, interest rate, and, depending on the instrument, counterparty risk. These risks may be increased to the extent fixed income investments are concentrated in any one issuer, industry, region, or country. The market value of fixed income investments generally will fluctuate with, among other things, the financial condition of the obligors on the underlying debt obligations, general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry, and changes in prevailing interest rates. In general, any interest rate increases can cause the price of a debt security to decrease and vice versa.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

September 30, 2017

The High Yield Strategy Fund and Inverse High Yield Strategy Fund may not be suitable for all investors. ● The use of derivatives such as futures, options and swap agreements will expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Funds invest in, and there can be no assurance that a highly liquid secondary market will develop. ● The Funds’ market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. The Funds’ exposure to the high yield bond market may subject the Funds to greater volatility because (i) the Funds will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Funds are not guaranteed by the U.S. government. The Funds are subject to active trading risks that may increase volatility and impact their ability to achieve their investment objectives. ● Investing in the Inverse High Yield Strategy Fund involves certain risks, which include volatility due to the Fund’s possible use of short sales of security and derivatives such as options and futures.

Monthly leveraged funds are not suitable for all investors. ● These funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking monthly leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The funds’ use of derivatives, such as futures, options, and swap agreements, may expose the funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Monthly leveraged funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a monthly basis. Because monthly leveraged funds seek to track the performance of their benchmark on a monthly basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the quarterly, annual or other period performance of its benchmark. Due to the compounding of monthly returns, leveraged funds’ returns over periods other than one calendar month will likely differ in amount and possibly direction from the benchmark return for the same period. For those funds that consistently apply leverage, the value of the funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. Monthly leveraged funds rebalance their portfolios on a monthly basis on the last day of each calendar month, increasing exposure in response to that month’s gains or reducing exposure in response to that month’s losses. ● Throughout the month, the amount of leverage that a monthly leveraged fund provides is allowed to float. Purchasing monthly leveraged funds on any day other than the last day of each calendar month will likely mean that the monthly leveraged fund’s actual leverage is different from its monthly leverage target. Investors should monitor their monthly leveraged funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the monthly leveraged funds’ prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● An investment in the U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2017

Over the past few months, the equity markets have faced massive hurricanes in the South, rising tensions with North Korea and ongoing uncertainty surrounding domestic policy. Despite it all, the major stock indices continue to trade at or near record levels. The market’s resiliency seems to underscore that, at the end of the day, it’s fundamentals that drive equity markets and not political headlines or geopolitical tensions.

A noticeable shift in market sentiment during the third quarter led to a rotation into cyclical and small capitalization stocks. Value factors also began to outperform in September, a significant change from year-to-date performance. From a macro standpoint, the primary drivers of the value trade include rising inflationary expectations, economic growth and the prospects of tax reform.

Outside the U.S., both the European and emerging markets outperformed the Standard & Poor’s 500®(“S&P 500®”) Index on a dollar denominated basis. Renewed interest in both regions reflected attractive relative valuation and the synchronized global economic expansion.

Assuming no major geopolitical or other unforeseen shocks, we expect the U.S. economy will grow by between 2.0–2.5% in real terms in 2017 and 2018, supported by a strong labor market at home, a synchronized upswing in the global economy, and favorable financial conditions. Risks to our growth outlook are to the upside if Washington delivers on promises to cut taxes. Third quarter economic data was less distorted by the recent hurricanes than expected, and rebuilding efforts should be a positive for growth heading into 2018.

The labor market is steadily tightening, as seen in the drop in the unemployment rate to a cycle low of 4.2% in September, underscoring the robust—and unsustainable—underlying trend in hiring. Leading indicators, including hiring intentions surveys, point to further declines in the unemployment rate. Meanwhile, inflation continues to be well below the U.S. Federal Reserve’s (the “Fed”) 2% longer-run goal, with core personal consumption expenditure inflation coming in at 1.3% in September. However, inflation lags Gross Domestic Product (“GDP”) growth by about six quarters; because growth has accelerated over the past year, and the dollar has depreciated, inflation will likely move closer to 2% by the second quarter of 2018.

The firming U.S. economy, coupled with synchronized global growth and stabilization in the U.S. dollar, is likely to be supportive of the U.S. earnings environment. On the valuation front, while elevated relative to long-term averages, multiples still remain well below extreme levels. Economic and financial conditions are supportive enough for the Fed to continue to resume a quarterly pattern of rate increases in December, and to begin balance sheet normalization this year. Interest rates are expected to remain supportive of risk assets.

For the six months ended September 30, 2017, S&P 500® Index* returned 7.71%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 10.99%. The return of the MSCI Emerging Markets Index* was 14.66%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 2.31% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 4.19%. The return of the Bank of America (“BofA”)Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.47% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2017

Bloomberg Barclays Long Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. The Long U.S. Treasury Index is market-capitalization weighted and the securities in the index are updated on the last business day of each month.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. The DJIA was invented by Charles Dow back in 1896.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain securities of financial companies, including investment companies.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2017 and ending September 30, 2017.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund
Investor Class	1.29%	10.46%	$ 1,000.00	$ 1,104.60	$ 6.81
A-Class	1.54%	10.18%	1,000.00	1,101.80	8.11
C-Class	2.29%	9.95%	1,000.00	1,099.50	12.05
H-Class	1.54%	10.38%	1,000.00	1,103.80	8.12
S&P 500® Fund
A-Class	1.60%	6.83%	1,000.00	1,068.30	8.30
C-Class	2.34%	6.42%	1,000.00	1,064.20	12.11
H-Class	1.60%	6.83%	1,000.00	1,068.30	8.30
Inverse S&P 500® Strategy Fund
Investor Class	1.44%	(6.87%)	1,000.00	931.30	6.97
A-Class	1.69%	(6.99%)	1,000.00	930.10	8.18
C-Class	2.44%	(7.33%)	1,000.00	926.70	11.79
H-Class	1.69%	(6.99%)	1,000.00	930.10	8.18
Monthly Rebalance Nasdaq-100® 2x Strategy Fund
A-Class	1.35%	19.91%	1,000.00	1,199.10	7.44
C-Class	2.10%	19.49%	1,000.00	1,194.90	11.55
H-Class	1.35%	19.90%	1,000.00	1,199.00	7.44
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.48%	(9.47%)	1,000.00	905.30	7.07
A-Class	1.73%	(9.57%)	1,000.00	904.30	8.26
C-Class	2.47%	(9.90%)	1,000.00	901.00	11.82
H-Class	1.73%	(9.59%)	1,000.00	904.10	8.26
Mid-Cap 1.5x Strategy Fund
A-Class	1.70%	6.75%	1,000.00	1,067.50	8.81
C-Class	2.45%	6.35%	1,000.00	1,063.50	12.67
H-Class	1.70%	6.74%	1,000.00	1,067.40	8.81
Inverse Mid-Cap Strategy Fund
A-Class	1.70%	(5.10%)	1,000.00	949.00	8.31
C-Class	2.45%	(5.52%)	1,000.00	944.80	11.94
H-Class	1.70%	(5.10%)	1,000.00	949.00	8.31
Russell 2000® 1.5x Strategy Fund
A-Class	1.74%	11.56%	1,000.00	1,115.60	9.23
C-Class	2.49%	11.13%	1,000.00	1,111.30	13.18
H-Class	1.74%	11.53%	1,000.00	1,115.30	9.23
Russell 2000® Fund
A-Class	1.64%	7.48%	1,000.00	1,074.80	8.53
C-Class	2.39%	7.05%	1,000.00	1,070.50	12.41
H-Class	1.64%	7.47%	1,000.00	1,074.70	8.53
Inverse Russell 2000® Strategy Fund
A-Class	1.74%	(8.04%)	1,000.00	919.60	8.37
C-Class	2.49%	(8.45%)	1,000.00	915.50	11.96
H-Class	1.74%	(8.15%)	1,000.00	918.50	8.37

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.58%	8.93%	$ 1,000.00	$ 1,089.30	$ 8.28
C-Class	2.33%	8.52%	1,000.00	1,085.20	12.18
H-Class	1.58%	8.92%	1,000.00	1,089.20	8.27
Government Long Bond 1.2x Strategy Fund
Investor Class	0.99%	5.10%	1,000.00	1,051.00	5.09
A-Class	1.24%	4.99%	1,000.00	1,049.90	6.37
C-Class	1.99%	4.59%	1,000.00	1,045.90	10.21
H-Class	1.24%	4.97%	1,000.00	1,049.70	6.37
Inverse Government Long Bond Strategy Fund
Investor Class	3.50%	(4.69%)	1,000.00	953.10	17.14
A-Class	3.78%	(4.84%)	1,000.00	951.60	18.49
C-Class	4.50%	(5.19%)	1,000.00	948.10	22.03
H-Class	3.80%	(4.85%)	1,000.00	951.50	18.64
High Yield Strategy Fund
A-Class	1.53%	3.15%	1,000.00	1,031.50	7.79
C-Class	2.28%	2.78%	1,000.00	1,027.80	11.59
H-Class	1.53%	3.16%	1,000.00	1,031.60	7.79
Inverse High Yield Strategy Fund
A-Class	1.54%	(3.03%)	1,000.00	969.70	7.60
C-Class	2.29%	(3.46%)	1,000.00	965.40	11.28
H-Class	1.54%	(3.41%)	1,000.00	965.90	7.59
U.S. Government Money Market Fund
Money Market Class	0.93%	0.04%	1,000.00	1,000.40	4.66

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund
Investor Class	1.29%	5.00%	$ 1,000.00	$ 1,018.60	$ 6.53
A-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
C-Class	2.29%	5.00%	1,000.00	1,013.59	11.56
H-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
S&P 500® Fund
A-Class	1.60%	5.00%	1,000.00	1,017.05	8.09
C-Class	2.34%	5.00%	1,000.00	1,013.34	11.81
H-Class	1.60%	5.00%	1,000.00	1,017.05	8.09
Inverse S&P 500® Strategy Fund
Investor Class	1.44%	5.00%	1,000.00	1,017.85	7.28
A-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
C-Class	2.44%	5.00%	1,000.00	1,012.84	12.31
H-Class	1.69%	5.00%	1,000.00	1,016.60	8.54
Monthly Rebalance Nasdaq-100® 2x Strategy Fund
A-Class	1.35%	5.00%	1,000.00	1,018.30	6.83
C-Class	2.10%	5.00%	1,000.00	1,014.54	10.61
H-Class	1.35%	5.00%	1,000.00	1,018.30	6.83
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.48%	5.00%	1,000.00	1,017.65	7.49
A-Class	1.73%	5.00%	1,000.00	1,016.39	8.74
C-Class	2.47%	5.00%	1,000.00	1,012.63	12.51
H-Class	1.73%	5.00%	1,000.00	1,016.39	8.74
Mid-Cap 1.5x Strategy Fund
A-Class	1.70%	5.00%	1,000.00	1,016.55	8.59
C-Class	2.45%	5.00%	1,000.00	1,012.78	12.36
H-Class	1.70%	5.00%	1,000.00	1,016.55	8.59
Inverse Mid-Cap Strategy Fund
A-Class	1.70%	5.00%	1,000.00	1,016.55	8.59
C-Class	2.45%	5.00%	1,000.00	1,012.78	12.36
H-Class	1.70%	5.00%	1,000.00	1,016.55	8.59
Russell 2000® 1.5x Strategy Fund
A-Class	1.74%	5.00%	1,000.00	1,016.34	8.80
C-Class	2.49%	5.00%	1,000.00	1,012.58	12.56
H-Class	1.74%	5.00%	1,000.00	1,016.34	8.80
Russell 2000® Fund
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Inverse Russell 2000® Strategy Fund
A-Class	1.74%	5.00%	1,000.00	1,016.34	8.80
C-Class	2.49%	5.00%	1,000.00	1,012.58	12.56
H-Class	1.74%	5.00%	1,000.00	1,016.34	8.80

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.58%	5.00%	$ 1,000.00	$ 1,017.15	$ 7.99
C-Class	2.33%	5.00%	1,000.00	1,013.39	11.76
H-Class	1.58%	5.00%	1,000.00	1,017.15	7.99
Government Long Bond 1.2x Strategy Fund
Investor Class	0.99%	5.00%	1,000.00	1,020.10	5.01
A-Class	1.24%	5.00%	1,000.00	1,018.85	6.28
C-Class	1.99%	5.00%	1,000.00	1,015.09	10.05
H-Class	1.24%	5.00%	1,000.00	1,018.85	6.28
Inverse Government Long Bond Strategy Fund
Investor Class	3.50%	5.00%	1,000.00	1,007.52	17.61
A-Class	3.78%	5.00%	1,000.00	1,006.12	19.01
C-Class	4.50%	5.00%	1,000.00	1,002.46	22.64
H-Class	3.80%	5.00%	1,000.00	1,005.97	19.16
High Yield Strategy Fund
A-Class	1.53%	5.00%	1,000.00	1,017.40	7.74
C-Class	2.28%	5.00%	1,000.00	1,013.64	11.51
H-Class	1.53%	5.00%	1,000.00	1,017.40	7.74
Inverse High Yield Strategy Fund
A-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
C-Class	2.29%	5.00%	1,000.00	1,013.59	11.56
H-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
U.S. Government Money Market Fund
Money Market Class	0.93%	5.00%	1,000.00	1,020.41	4.71

[1]
This ratio represents annualized Net Expenses, which include interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.43%, 1.68%, 2.43% and 1.69% for the Investor Class, A-Class, C-Class, and H-Class, respectively. Excludes expenses of the underlying funds in which the Funds invest.

[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2017 to September 30, 2017.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	July 12, 1993
A-Class	March 31, 2004
C-Class	March 14, 2001
H-Class	September 18, 2014

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	11.1%
Guggenheim Strategy Fund I	10.6%
Guggenheim Strategy Fund III	6.3%
Apple, Inc.	2.0%
Microsoft Corp.	1.4%
Facebook, Inc. — Class A	1.0%
Amazon.com, Inc.	0.9%
Berkshire Hathaway, Inc. — Class B	0.9%
Johnson & Johnson	0.9%
Exxon Mobil Corp.	0.9%
Top Ten Total	36.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	10.46%	26.07%	19.24%	7.65%
A-Class Shares	10.18%	25.58%	18.94%	7.38%
A-Class Shares with sales charge‡	4.95%	19.62%	17.78%	6.86%
C-Class Shares	9.95%	24.84%	18.06%	6.59%
C-Class Shares with CDSC§	8.95%	23.84%	18.06%	6.59%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%
		6 month†	1 Year	Since Inception (09/18/14)
H-Class Shares		10.38%	25.87%	12.21%
S&P 500 Index		7.71%	18.61%	9.99%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
NOVA FUND

	Shares	Value

COMMON STOCKS† - 52.5%

Consumer, Non-cyclical - 11.8%
Johnson & Johnson	7,347	$955,183
Procter & Gamble Co.	6,980	635,041
Pfizer, Inc.	16,336	583,195
UnitedHealth Group, Inc.	2,647	518,416
Merck & Company, Inc.	7,487	479,393
Coca-Cola Co.	10,508	472,964
Philip Morris International, Inc.	4,251	471,904
PepsiCo, Inc.	3,910	435,691
AbbVie, Inc.	4,363	387,696
Amgen, Inc.	1,997	372,340
Altria Group, Inc.	5,252	333,082
Celgene Corp.*	2,141	312,201
Gilead Sciences, Inc.	3,575	289,647
Medtronic plc	3,708	288,370
Bristol-Myers Squibb Co.	4,489	286,129
Abbott Laboratories	4,756	253,779
Eli Lilly & Co.	2,652	226,852
Thermo Fisher Scientific, Inc.	1,095	207,174
PayPal Holdings, Inc.*	3,093	198,044
Allergan plc	915	187,529
Biogen, Inc.*	579	181,296
Colgate-Palmolive Co.	2,411	175,641
Mondelez International, Inc. — Class A	4,127	167,804
Aetna, Inc.	908	144,381
Danaher Corp.	1,673	143,510
Anthem, Inc.	719	136,524
Automatic Data Processing, Inc.	1,216	132,932
Cigna Corp.	689	128,802
Kraft Heinz Co.	1,633	126,639
Stryker Corp.	881	125,120
Becton Dickinson and Co.	623	122,077
Kimberly-Clark Corp.	967	113,797
S&P Global, Inc.	704	110,041
Boston Scientific Corp.*	3,756	109,563
Intuitive Surgical, Inc.*	102	106,680
Vertex Pharmaceuticals, Inc.*	689	104,756
Express Scripts Holding Co.*	1,581	100,109
Humana, Inc.	396	96,477
Constellation Brands, Inc. — Class A	471	93,941
Regeneron Pharmaceuticals, Inc.*	210	93,895
Ecolab, Inc.	713	91,698
McKesson Corp.	575	88,326
Baxter International, Inc.	1,372	86,093
Alexion Pharmaceuticals, Inc.*	611	85,717
Zoetis, Inc.	1,344	85,693
General Mills, Inc.	1,580	81,781
Illumina, Inc.*	399	79,481
Sysco Corp.	1,329	71,700
Estee Lauder Companies, Inc. — Class A	612	65,998
Archer-Daniels-Midland Co.	1,540	65,465
Zimmer Biomet Holdings, Inc.	553	64,751
CR Bard, Inc.	199	63,780
Moody’s Corp.	455	63,341
Edwards Lifesciences Corp.*	578	63,181
HCA Healthcare, Inc.*	791	62,956
Monster Beverage Corp.*	1,135	62,709
Cardinal Health, Inc.	866	57,953
Tyson Foods, Inc. — Class A	791	55,726
Incyte Corp.*	467	54,518
Kroger Co.	2,456	49,267
Clorox Co.	353	46,564
Mylan N.V.*	1,467	46,020
Centene Corp.*	472	45,675
Dr Pepper Snapple Group, Inc.	497	43,970
IHS Markit Ltd.*	994	43,816
Kellogg Co.	680	42,412
Hershey Co.	386	42,140
Laboratory Corporation of America Holdings*	279	42,121
Molson Coors Brewing Co. — Class B	506	41,310
Global Payments, Inc.	417	39,628
Quintiles IMS Holdings, Inc.*	415	39,454
Conagra Brands, Inc.	1,138	38,396
Nielsen Holdings plc	919	38,093
Dentsply Sirona, Inc.	628	37,561
IDEXX Laboratories, Inc.*	239	37,162
Align Technology, Inc.*	197	36,695
AmerisourceBergen Corp. — Class A	443	36,658
Henry Schein, Inc.*	434	35,584
Verisk Analytics, Inc. — Class A*	425	35,356
Equifax, Inc.	330	34,977
Quest Diagnostics, Inc.	373	34,928
Cintas Corp.	234	33,762
McCormick & Company, Inc.	325	33,358
Church & Dwight Company, Inc.	683	33,091
JM Smucker Co.	311	32,633
United Rentals, Inc.*,1	231	32,049
Cooper Companies, Inc.	133	31,536
Gartner, Inc.*	248	30,854
Perrigo Company plc	363	30,728
Total System Services, Inc.	459	30,065
ResMed, Inc.	389	29,937
Brown-Forman Corp. — Class B	536	29,105
Hologic, Inc.*	768	28,178
Universal Health Services, Inc. — Class B	242	26,847
Varian Medical Systems, Inc.*	251	25,115
DaVita, Inc.*	419	24,884
Campbell Soup Co.	531	24,861
Western Union Co.	1,270	24,384
Avery Dennison Corp.	242	23,798
Hormel Foods Corp.	738	23,719
Coty, Inc. — Class A	1,291	21,340
Robert Half International, Inc.	345	17,367
Quanta Services, Inc.*	414	15,471
H&R Block, Inc.	572	15,147
Envision Healthcare Corp.*	331	14,878
Patterson Companies, Inc.	225	8,696
Total Consumer, Non-cyclical		13,289,072

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
NOVA FUND

	Shares	Value

Financial - 9.9%
Berkshire Hathaway, Inc. — Class B*	5,267	$965,545
JPMorgan Chase & Co.	9,633	920,047
Bank of America Corp.	26,859	680,606
Wells Fargo & Co.	12,229	674,429
Citigroup, Inc.	7,458	542,495
Visa, Inc. — Class A	5,008	527,041
Mastercard, Inc. — Class A	2,556	360,907
Goldman Sachs Group, Inc.	984	233,395
U.S. Bancorp	4,350	233,117
Morgan Stanley	3,871	186,466
American Express Co.	2,008	181,644
Chubb Ltd.	1,274	181,609
PNC Financial Services Group, Inc.	1,312	176,818
American Tower Corp. — Class A REIT	1,175	160,598
American International Group, Inc.	2,473	151,817
BlackRock, Inc. — Class A	339	151,564
MetLife, Inc.	2,909	151,123
Bank of New York Mellon Corp.	2,828	149,941
Charles Schwab Corp.	3,262	142,680
Simon Property Group, Inc. REIT	851	137,019
CME Group, Inc. — Class A	930	126,182
Prudential Financial, Inc.	1,169	124,288
Marsh & McLennan Companies, Inc.	1,403	117,585
Capital One Financial Corp.	1,324	112,090
Crown Castle International Corp. REIT	1,112	111,178
Intercontinental Exchange, Inc.	1,611	110,676
BB&T Corp.	2,212	103,831
Aon plc	696	101,686
State Street Corp.	1,023	97,737
Equinix, Inc. REIT	213	95,062
Travelers Companies, Inc.	755	92,503
Prologis, Inc. REIT	1,456	92,398
Allstate Corp.	989	90,899
Aflac, Inc.	1,082	88,064
Public Storage REIT	410	87,736
SunTrust Banks, Inc.	1,314	78,538
Progressive Corp.	1,593	77,133
Welltower, Inc. REIT	1,010	70,983
Weyerhaeuser Co. REIT	2,061	70,136
AvalonBay Communities, Inc. REIT	378	67,443
M&T Bank Corp.	416	66,993
Digital Realty Trust, Inc. REIT	560	66,265
Equity Residential REIT	1,005	66,260
Discover Financial Services	1,019	65,705
Synchrony Financial	2,047	63,559
Ventas, Inc. REIT	975	63,502
Ameriprise Financial, Inc.	410	60,889
T. Rowe Price Group, Inc.	658	59,648
Willis Towers Watson plc	367	56,602
Fifth Third Bancorp	2,016	56,408
KeyCorp	2,976	56,008
Hartford Financial Services Group, Inc.	997	55,264
Northern Trust Corp.	588	54,055
Citizens Financial Group, Inc.	1,370	51,882
Boston Properties, Inc. REIT	422	51,855
Regions Financial Corp.	3,271	49,817
SBA Communications Corp. REIT*	329	47,392
Principal Financial Group, Inc.	735	47,290
Essex Property Trust, Inc. REIT	181	45,979
Lincoln National Corp.	606	44,529
Realty Income Corp. REIT	750	42,893
Huntington Bancshares, Inc.	2,984	41,657
Franklin Resources, Inc.	900	40,059
Invesco Ltd.	1,113	39,000
Host Hotels & Resorts, Inc. REIT	2,026	37,461
Comerica, Inc.	481	36,681
Vornado Realty Trust REIT	472	36,287
Loews Corp.	756	36,182
HCP, Inc. REIT	1,283	35,706
GGP, Inc. REIT	1,714	35,600
Mid-America Apartment Communities, Inc. REIT	311	33,240
CBOE Holdings, Inc.	308	33,150
E*TRADE Financial Corp.*	753	32,838
Unum Group	617	31,547
Cincinnati Financial Corp.	408	31,241
CBRE Group, Inc. — Class A*	823	31,175
Alexandria Real Estate Equities, Inc. REIT	256	30,456
Arthur J Gallagher & Co.	493	30,344
Raymond James Financial, Inc.	351	29,600
Alliance Data Systems Corp.	132	29,245
Affiliated Managers Group, Inc.	153	29,044
Iron Mountain, Inc. REIT	723	28,125
Duke Realty Corp. REIT	974	28,071
XL Group Ltd.	706	27,852
UDR, Inc. REIT	732	27,838
Extra Space Storage, Inc. REIT	344	27,492
SL Green Realty Corp. REIT[1]	270	27,356
Zions Bancorporation	553	26,091
Everest Re Group Ltd.	112	25,580
Regency Centers Corp. REIT	405	25,126
Nasdaq, Inc.	319	24,745
Federal Realty Investment Trust REIT	198	24,594
Torchmark Corp.	296	23,707
Kimco Realty Corp. REIT	1,165	22,776
Apartment Investment & Management Co. — Class A REIT	430	18,860
People’s United Financial, Inc.	943	17,106
Macerich Co. REIT	298	16,381
Brighthouse Financial, Inc.*	262	15,930
Assurant, Inc.	147	14,041
Navient Corp.	750	11,265
Total Financial		11,111,253

Technology - 7.7%
Apple, Inc.	14,139	2,179,102
Microsoft Corp.	21,083	1,570,473
Intel Corp.	12,863	489,822
Oracle Corp.	8,266	399,661
International Business Machines Corp.	2,372	344,129
NVIDIA Corp.	1,641	293,361

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
NOVA FUND

	Shares	Value

Broadcom Ltd.	1,113	$269,947
Texas Instruments, Inc.	2,710	242,924
Accenture plc — Class A	1,692	228,538
QUALCOMM, Inc.	4,044	209,641
Adobe Systems, Inc.*	1,351	201,542
salesforce.com, Inc.*	1,869	174,602
Applied Materials, Inc.	2,919	152,051
Activision Blizzard, Inc.	2,066	133,278
Micron Technology, Inc.*	3,050	119,957
Cognizant Technology Solutions Corp. — Class A	1,616	117,225
Electronic Arts, Inc.*	845	99,761
Intuit, Inc.	666	94,665
HP, Inc.	4,572	91,257
Analog Devices, Inc.	1,006	86,687
Fidelity National Information Services, Inc.	910	84,985
Lam Research Corp.	445	82,343
Fiserv, Inc.*	575	74,152
Western Digital Corp.	807	69,725
Autodesk, Inc.*	600	67,356
DXC Technology Co.	779	66,901
Hewlett Packard Enterprise Co.	4,497	66,151
Cerner Corp.*	862	61,478
Microchip Technology, Inc.	636	57,100
Red Hat, Inc.*	486	53,878
Paychex, Inc.	876	52,525
Skyworks Solutions, Inc.	503	51,256
Xilinx, Inc.	681	48,235
KLA-Tencor Corp.	429	45,474
Synopsys, Inc.*	411	33,098
NetApp, Inc.	738	32,295
Cadence Design Systems, Inc.*	767	30,273
Citrix Systems, Inc.*	394	30,267
CA, Inc.	865	28,874
ANSYS, Inc.*	232	28,473
Advanced Micro Devices, Inc.*	2,202	28,076
Seagate Technology plc	787	26,105
Qorvo, Inc.*	348	24,597
Akamai Technologies, Inc.*	469	22,850
Xerox Corp.	584	19,441
CSRA, Inc.	447	14,425
Total Technology		8,698,956

Communications - 7.1%
Facebook, Inc. — Class A*	6,489	1,108,775
Amazon.com, Inc.*	1,091	1,048,833
Alphabet, Inc. — Class A*	816	794,556
Alphabet, Inc. — Class C*	826	792,225
AT&T, Inc.	16,808	658,369
Verizon Communications, Inc.	11,167	552,655
Comcast Corp. — Class A	12,876	495,469
Cisco Systems, Inc.	13,687	460,294
Walt Disney Co.	4,225	416,458
Priceline Group, Inc.*	134	245,330
Time Warner, Inc.	2,129	218,116
Netflix, Inc.*	1,182	214,356
Charter Communications, Inc. — Class A*	551	200,244
eBay, Inc.*	2,724	104,765
Twenty-First Century Fox, Inc. — Class A	2,881	76,001
CBS Corp. — Class B	997	57,826
Symantec Corp.	1,682	55,186
Expedia, Inc.	334	48,076
Omnicom Group, Inc.	631	46,738
Level 3 Communications, Inc.*	804	42,845
Motorola Solutions, Inc.	445	37,767
DISH Network Corp. — Class A*	623	33,785
Twenty-First Century Fox, Inc. — Class B	1,202	31,000
Juniper Networks, Inc.	1,041	28,971
CenturyLink, Inc.[1]	1,504	28,426
Viacom, Inc. — Class B	966	26,893
VeriSign, Inc.*	235	25,002
Scripps Networks Interactive, Inc. — Class A	263	22,589
Interpublic Group of Companies, Inc.	1,077	22,391
F5 Networks, Inc.*	174	20,977
News Corp. — Class A	1,046	13,870
TripAdvisor, Inc.*,1	296	11,997
Discovery Communications, Inc. — Class C*	556	11,265
Discovery Communications, Inc. — Class A*	421	8,963
News Corp. — Class B	333	4,545
Total Communications		7,965,558

Industrial - 5.4%
General Electric Co.	23,700	573,067
Boeing Co.	1,521	386,654
3M Co.	1,633	342,767
Honeywell International, Inc.	2,087	295,812
Union Pacific Corp.	2,191	254,089
United Technologies Corp.	2,033	235,991
United Parcel Service, Inc. — Class B	1,885	226,370
Lockheed Martin Corp.	686	212,859
Caterpillar, Inc.	1,617	201,656
General Dynamics Corp.	762	156,652
FedEx Corp.	676	152,492
Raytheon Co.	795	148,331
Northrop Grumman Corp.	477	137,242
CSX Corp.	2,500	135,650
Illinois Tool Works, Inc.	847	125,322
Emerson Electric Co.	1,751	110,033
Deere & Co.[1]	876	110,017
Norfolk Southern Corp.	788	104,205
Johnson Controls International plc	2,552	102,819
Eaton Corporation plc	1,218	93,530
Waste Management, Inc.	1,108	86,723
TE Connectivity Ltd.	967	80,319
Corning, Inc.	2,472	73,962
Cummins, Inc.	431	72,421
Amphenol Corp. — Class A	836	70,759
Roper Technologies, Inc.	279	67,909
Parker-Hannifin Corp.	364	63,707
Stanley Black & Decker, Inc.	419	63,256

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
NOVA FUND

	Shares	Value

Rockwell Automation, Inc.	351	$62,552
Ingersoll-Rand plc	694	61,884
Fortive Corp.	835	59,110
Rockwell Collins, Inc.	444	58,035
Agilent Technologies, Inc.	880	56,496
Mettler-Toledo International, Inc.*	70	43,831
Vulcan Materials Co.	362	43,295
Harris Corp.	327	43,059
AMETEK, Inc.	632	41,737
Republic Services, Inc. — Class A	627	41,420
L3 Technologies, Inc.	214	40,324
Ball Corp.	963	39,773
WestRock Co.	695	39,427
Waters Corp.*	219	39,315
Textron, Inc.	725	39,063
Dover Corp.	426	38,932
Martin Marietta Materials, Inc.	172	35,472
Masco Corp.	872	34,017
TransDigm Group, Inc.	132	33,746
Kansas City Southern	289	31,409
Xylem, Inc.	491	30,751
Pentair plc	452	30,718
Expeditors International of Washington, Inc.	495	29,631
Packaging Corporation of America	258	29,587
CH Robinson Worldwide, Inc.	384	29,222
Fortune Brands Home & Security, Inc.	421	28,304
Arconic, Inc.	1,062	26,423
J.B. Hunt Transport Services, Inc.	234	25,993
AO Smith Corp.	401	23,831
Snap-on, Inc.	158	23,544
Allegion plc	260	22,482
Sealed Air Corp.	520	22,214
PerkinElmer, Inc.	302	20,829
Acuity Brands, Inc.	114	19,526
Jacobs Engineering Group, Inc.	329	19,171
Stericycle, Inc.*	234	16,759
Garmin Ltd.	304	16,407
Fluor Corp.	382	16,082
Flowserve Corp.	358	15,247
FLIR Systems, Inc.	375	14,591
Total Industrial		6,028,823

Consumer, Cyclical - 4.5%
Home Depot, Inc.	3,227	527,807
McDonald’s Corp.	2,217	347,359
Wal-Mart Stores, Inc.	4,007	313,107
CVS Health Corp.	2,782	226,232
Starbucks Corp.	3,953	212,316
Costco Wholesale Corp.	1,200	197,148
Walgreens Boots Alliance, Inc.	2,519	194,517
NIKE, Inc. — Class B	3,597	186,504
Lowe’s Companies, Inc.	2,311	184,741
General Motors Co.	3,590	144,964
TJX Companies, Inc.	1,742	128,438
Ford Motor Co.	10,706	128,151
Marriott International, Inc. — Class A	856	94,383
Target Corp.	1,495	88,220
Delta Air Lines, Inc.	1,823	87,905
Southwest Airlines Co.	1,507	84,362
Carnival Corp.	1,116	72,061
Delphi Automotive plc	730	71,832
PACCAR, Inc.	961	69,519
Yum! Brands, Inc.	944	69,488
Ross Stores, Inc.	1,065	68,767
Dollar General Corp.	713	57,789
Newell Brands, Inc.	1,342	57,263
VF Corp.	894	56,832
American Airlines Group, Inc.	1,186	56,323
Dollar Tree, Inc.*	648	56,259
Royal Caribbean Cruises Ltd.	471	55,832
O’Reilly Automotive, Inc.*	241	51,904
MGM Resorts International	1,417	46,180
AutoZone, Inc.*	76	45,228
United Continental Holdings, Inc.*	708	43,103
Mohawk Industries, Inc.*	173	42,819
Best Buy Company, Inc.	726	41,353
Hilton Worldwide Holdings, Inc.	559	38,823
Genuine Parts Co.	402	38,451
CarMax, Inc.*	502	38,057
DR Horton, Inc.	931	37,174
Whirlpool Corp.	200	36,888
Ulta Beauty, Inc.*	160	36,170
Fastenal Co.	788	35,917
Wynn Resorts Ltd.	219	32,613
Coach, Inc.	773	31,136
LKQ Corp.*	845	30,412
Hasbro, Inc.	311	30,376
Wyndham Worldwide Corp.	281	29,620
Lennar Corp. — Class A	556	29,357
L Brands, Inc.	683	28,420
BorgWarner, Inc.	543	27,818
Darden Restaurants, Inc.	343	27,022
PVH Corp.	211	26,599
Alaska Air Group, Inc.	338	25,779
WW Grainger, Inc.	143	25,704
Tiffany & Co.	279	25,607
Hanesbrands, Inc.	998	24,591
Goodyear Tire & Rubber Co.	689	22,909
Harley-Davidson, Inc.	467	22,514
Tractor Supply Co.	347	21,962
Chipotle Mexican Grill, Inc. — Class A*	69	21,240
Kohl’s Corp.	461	21,045
PulteGroup, Inc.	760	20,771
Advance Auto Parts, Inc.	202	20,038
Michael Kors Holdings Ltd.*	415	19,858
Macy’s, Inc.	834	18,198
Gap, Inc.	601	17,748
Leggett & Platt, Inc.	362	17,278
Nordstrom, Inc.	318	14,994
Mattel, Inc.[1]	938	14,520
Ralph Lauren Corp. — Class A	152	13,420
Foot Locker, Inc.	359	12,644

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
NOVA FUND

	Shares	Value

Signet Jewelers Ltd.[1]	166	$11,047
Under Armour, Inc. — Class A*,1	506	8,339
Under Armour, Inc. — Class C*,1	510	7,660
Total Consumer, Cyclical		5,071,425

Energy - 3.2%
Exxon Mobil Corp.	11,599	950,885
Chevron Corp.	5,187	609,472
Schlumberger Ltd.	3,803	265,298
ConocoPhillips	3,331	166,717
EOG Resources, Inc.	1,581	152,946
Occidental Petroleum Corp.	2,092	134,327
Halliburton Co.	2,376	109,367
Phillips 66	1,176	107,733
Kinder Morgan, Inc.	5,255	100,791
Valero Energy Corp.	1,208	92,931
Marathon Petroleum Corp.	1,385	77,671
Anadarko Petroleum Corp.	1,534	74,936
Pioneer Natural Resources Co.	466	68,754
Williams Companies, Inc.	2,262	67,883
ONEOK, Inc.	1,039	57,571
Concho Resources, Inc.*	406	53,478
Devon Energy Corp.	1,439	52,826
Apache Corp.	1,043	47,769
Baker Hughes a GE Co.	1,171	42,882
Andeavor	395	40,744
Noble Energy, Inc.	1,331	37,747
National Oilwell Varco, Inc.	1,040	37,159
Hess Corp.	739	34,652
Cabot Oil & Gas Corp. — Class A	1,265	33,839
TechnipFMC plc*	1,202	33,560
Marathon Oil Corp.	2,326	31,541
Equities Corp.	474	30,924
Cimarex Energy Co.	261	29,668
Newfield Exploration Co.*	545	16,170
Helmerich & Payne, Inc.[1]	297	15,477
Range Resources Corp.	618	12,094
Chesapeake Energy Corp.*,1	2,486	10,690
Total Energy		3,598,502

Utilities - 1.6%
NextEra Energy, Inc.	1,282	187,876
Duke Energy Corp.	1,916	160,790
Dominion Energy, Inc.	1,759	135,319
Southern Co.	2,736	134,447
Exelon Corp.	2,627	98,959
PG&E Corp.	1,404	95,598
American Electric Power Company, Inc.	1,346	94,543
Sempra Energy	687	78,408
PPL Corp.	1,870	70,967
Edison International	892	68,836
Consolidated Edison, Inc.	848	68,417
Xcel Energy, Inc.	1,390	65,775
Public Service Enterprise Group, Inc.	1,384	64,010
WEC Energy Group, Inc.	864	54,242
DTE Energy Co.	491	52,714
Eversource Energy	867	52,401
American Water Works Company, Inc.	488	39,484
Ameren Corp.	664	38,406
Entergy Corp.	491	37,493
FirstEnergy Corp.	1,216	37,489
CMS Energy Corp.	772	35,759
CenterPoint Energy, Inc.	1,180	34,468
Alliant Energy Corp.	633	26,314
Pinnacle West Capital Corp.	305	25,791
NiSource, Inc.	892	22,826
NRG Energy, Inc.	823	21,061
AES Corp.	1,807	19,913
SCANA Corp.	391	18,960
Total Utilities		1,841,266

Basic Materials - 1.3%
DowDuPont, Inc.	6,387	442,171
Monsanto Co.	1,202	144,024
Praxair, Inc.	783	109,416
Air Products & Chemicals, Inc.	596	90,127
LyondellBasell Industries N.V. — Class A	888	87,956
Sherwin-Williams Co.	225	80,559
PPG Industries, Inc.	702	76,279
International Paper Co.	1,130	64,207
Newmont Mining Corp.	1,460	54,765
Freeport-McMoRan, Inc.*	3,683	51,709
Nucor Corp.	874	48,979
Albemarle Corp.	302	41,166
Eastman Chemical Co.	397	35,925
FMC Corp.	367	32,777
International Flavors & Fragrances, Inc.	216	30,869
CF Industries Holdings, Inc.	638	22,432
Mosaic Co.	961	20,748
Total Basic Materials		1,434,109

Diversified - 0.0%
Leucadia National Corp.	867	21,892

Total Common Stocks
(Cost $54,202,809)		59,060,856

MUTUAL FUNDS† - 28.0%
Guggenheim Strategy Fund II2	498,440	12,490,895
Guggenheim Strategy Fund I2	474,053	11,903,479
Guggenheim Strategy Fund III[2]	279,864	7,007,796
Total Mutual Funds
(Cost $31,171,091)		31,402,170

	Face Amount

FEDERAL AGENCY NOTES†† - 4.5%
Freddie Mac[3]
1.12% due 01/26/22[4]	$5,000,000	4,996,440
Total Federal Agency Notes
(Cost $5,000,000)		4,996,440

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
NOVA FUND

	Face Amount	Value

U.S. TREASURY BILLS†† - 1.3%
U.S. Treasury Bill
1.03% due 12/14/17[5,6]	$500,000	$499,029
1.05% due 12/14/17[5,6]	500,000	499,030
1.01% due 12/28/17[5,6,7]	500,000	498,734
Total U.S. Treasury Bills
(Cost $1,496,572)		1,496,793

REPURCHASE AGREEMENTS††,8 - 11.6%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17[7]	6,497,395	6,497,395
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17[7]	3,248,698	3,248,698
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17[7]	2,403,705	2,403,705
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	762,529	762,529
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	79,972	79,972
Total Repurchase Agreements
(Cost $12,992,299)		12,992,299

	Shares

SECURITIES LENDING COLLATERAL†,9 - 0.2%
First American Government Obligations Fund — Class Z, 0.89%[10]	210,703	210,703
Total Securities Lending Collateral
(Cost $210,703)		210,703

Total Investments - 98.1%
(Cost $105,073,474)		$110,159,261
Other Assets & Liabilities, net - 1.9%		2,101,350
Total Net Assets - 100.0%		$112,260,611

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Gain
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	1.70%	At Maturity	10/27/17	11,732	$29,558,256	$264,643
BNP Paribas	S&P 500 Index	1.69%	At Maturity	10/30/17	15,775	39,743,881	194,252
Barclays Bank plc	S&P 500 Index	1.65%	At Maturity	10/31/17	15,871	39,985,190	143,204
						$109,287,327	$602,099

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 7.
[2]	Affiliated issuer.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Zero coupon rate security.
[7]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2017.
[8]	Repurchase Agreements — See Note 6.
[9]	Securities lending collateral — See Note 7.
[10]	Rate indicated is the 7 day yield as of September 30, 2017.
plc — Public Limited Company
REIT — Real Estate Investments Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$59,060,856	$—	$—	$—	$—	$59,060,856
Equity Index Swap Agreements	—	—	—	602,099	—	602,099
Federal Agency Notes	—	—	4,996,440	—	—	4,996,440
Mutual Funds	31,402,170	—	—	—	—	31,402,170
Repurchase Agreements	—	—	12,992,299	—	—	12,992,299
Securities Lending Collateral	210,703	—	—	—	—	210,703
U.S. Treasury Bills	—	—	1,496,793	—	—	1,496,793
Total Assets	$90,673,729	$—	$19,485,532	$602,099	$—	$110,761,360

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$12,473,562	$299,998	$(900,000)	$2,267	$27,652	$11,903,479	474,053	$112,416
Guggenheim Strategy Fund II	12,060,988	400,001	—	—	29,906	12,490,895	498,440	140,114
Guggenheim Strategy Fund III	—	7,000,000	—	—	7,796	7,007,796	279,864	89,221
	$24,534,550	$7,699,999	$(900,000)	$2,267	$65,354	$31,402,170		$341,751

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value - including $206,799 of securities loaned (cost $60,910,084)	$65,764,792
Investments in affiliated issuers, at value (cost $31,171,091)	$31,402,170
Repurchase agreements, at value (cost $12,992,299)	12,992,299
Cash	500
Segregated cash with broker	1,882,403
Unrealized appreciation on swap agreements	602,099
Receivables:
Fund shares sold	129,428
Dividends	112,319
Interest	10,880
Securities lending income	76
Swap settlement	73
Total assets	112,897,039

Liabilities:
Payable for:
Fund shares redeemed	220,177
Return of securities loaned	210,703
Management fees	80,780
Transfer agent and administrative fees	26,927
Distribution and service fees	14,027
Portfolio accounting fees	10,564
Miscellaneous	73,250
Total liabilities	636,428
Commitments and contingent liabilities (Note 12)	—
Net assets	$112,260,611

Net assets consist of:
Paid in capital	$84,443,335
Undistributed net investment income	604,704
Accumulated net realized gain on investments	21,524,686
Net unrealized appreciation on investments	5,687,886
Net assets	$112,260,611

Investor Class:
Net assets	$79,251,545
Capital shares outstanding	1,193,035
Net asset value per share	$66.43

A-Class:
Net assets	$3,291,493
Capital shares outstanding	53,171
Net asset value per share	$61.90
Maximum offering price per share (Net asset value divided by 95.25%)	$64.99

C-Class:
Net assets	$10,222,982
Capital shares outstanding	183,894
Net asset value per share	$55.59

H-Class:
Net assets	$19,494,591
Capital shares outstanding	314,515
Net asset value per share	$61.98

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

NOVA FUND

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$1,161,364
Dividends from securities of affiliated issuers	341,751
Interest	170,926
Income from securities lending, net	567
Total investment income	1,674,608

Expenses:
Management fees	648,564
Distribution and service fees:
A-Class	12,120
C-Class	50,044
H-Class	32,853
Transfer agent and administrative fees	216,188
Registration fees	108,109
Portfolio accounting fees	82,951
Custodian fees	11,747
Trustees’ fees*	6,756
Line of credit fees	1,121
Miscellaneous	41,302
Total expenses	1,211,755
Net investment income	462,853

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$787,571
Investments in affiliated issuers	2,267
Swap agreements	12,283,082
Futures contracts	2,277,810
Net realized gain	15,350,730
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,214,549
Investments in affiliated issuers	65,354
Swap agreements	615,665
Futures contracts	(132,837)
Net change in unrealized appreciation (depreciation)	3,762,731
Net realized and unrealized gain	19,113,461
Net increase in net assets resulting from operations	$19,576,314

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$462,853	$141,851
Net realized gain on investments	15,350,730	68,962,667
Net change in unrealized appreciation (depreciation) on investments	3,762,731	(20,720,659)
Net increase in net assets resulting from operations	19,576,314	48,383,859

Distributions to shareholders from:
Net investment income
Investor Class	—	(28,278)
A-Class	—	(2,002)
C-Class	—	(4,396)
H-Class	—	(1,346)
Net realized gains
Investor Class	—	(899,670)
A-Class	—	(63,689)
C-Class	—	(139,858)
H-Class	—	(42,826)
Total distributions to shareholders	—	(1,182,065)

Capital share transactions:
Proceeds from sale of shares
Investor Class	2,092,563,669	3,038,362,973
A-Class	262,168,167	195,568,022
C-Class	637,088	2,393,360
H-Class	340,460,162	578,220,052
Distributions reinvested
Investor Class	—	871,266
A-Class	—	64,676
C-Class	—	143,560
H-Class	—	44,161
Cost of shares redeemed
Investor Class	(2,106,482,075)	(3,164,196,094)
A-Class	(263,656,902)	(207,737,340)
C-Class	(1,031,348)	(5,741,761)
H-Class	(341,425,012)	(579,218,274)
Net decrease from capital share transactions	(16,766,251)	(141,225,399)
Net increase (decrease) in net assets	2,810,063	(94,023,605)

Net assets:
Beginning of period	109,450,548	203,474,153
End of period	$112,260,611	$109,450,548
Undistributed net investment income at end of period	$604,704	$141,851

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Capital share activity:
Shares sold
Investor Class	33,311,004	55,401,102
A-Class	4,473,614	3,848,301
C-Class	12,398	52,915
H-Class	5,815,960	11,361,682
Shares issued from reinvestment of distributions
Investor Class	—	16,298
A-Class	—	1,294
C-Class	—	3,182
H-Class	—	884
Shares redeemed
Investor Class	(33,423,761)	(57,463,068)
A-Class	(4,483,243)	(4,082,490)
C-Class	(19,837)	(129,677)
H-Class	(5,816,962)	(11,349,648)
Net decrease in shares	(130,827)	(2,339,225)

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$60.14	$49.18	$49.42	$42.15	$32.05	$26.82
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.08	.07	.14	.14	.05
Net gain (loss) on investments (realized and unrealized)	6.08	11.56	(.25)	7.18	9.96	5.21
Total from investment operations	6.29	11.64	(.18)	7.32	10.10	5.26
Less distributions from:
Net investment income	—	(.02)	(.06)	(.05)	—	(.03)
Net realized gains	—	(.66)	—	—	—	—
Total distributions	—	(.68)	(.06)	(.05)	—	(.03)
Net asset value, end of period	$66.43	$60.14	$49.18	$49.42	$42.15	$32.05

Total Return[c]	10.46%	23.84%	(0.36%)	17.36%	31.51%	19.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$79,252	$78,531	$164,820	$136,800	$103,254	$52,785
Ratios to average net assets:
Net investment income (loss)	0.66%	0.15%	0.14%	0.31%	0.37%	0.20%
Total expenses[d]	1.29%	1.28%	1.25%	1.27%	1.28%	1.26%
Portfolio turnover rate	1,445%	1,288%	619%	403%	259%	137%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$56.18	$46.08	$46.40	$39.67	$30.23	$25.38
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	(.02)	(.05)	.02	.05	(.01)
Net gain (loss) on investments (realized and unrealized)	5.56	10.80	(.21)	6.76	9.39	4.89
Total from investment operations	5.72	10.78	(.26)	6.78	9.44	4.88
Less distributions from:
Net investment income	—	(.02)	(.06)	(.05)	—	(.03)
Net realized gains	—	(.66)	—	—	—	—
Total distributions	—	(.68)	(.06)	(.05)	—	(.03)
Net asset value, end of period	$61.90	$56.18	$46.08	$46.40	$39.67	$30.23

Total Return[c]	10.18%	23.57%	(0.56%)	17.09%	31.23%	19.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,291	$3,528	$13,626	$3,930	$1,237	$1,189
Ratios to average net assets:
Net investment income (loss)	0.55%	(0.05%)	(0.11%)	0.05%	0.14%	(0.04%)
Total expenses[d]	1.54%	1.53%	1.51%	1.52%	1.53%	1.50%
Portfolio turnover rate	1,445%	1,288%	619%	403%	259%	137%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

NOVA FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$50.57	$41.86	$42.50	$36.62	$28.11	$23.77
Income (loss) from investment operations:
Net investment income (loss)[b]	(.13)	(.40)	(.34)	(.28)	(.20)	(.19)
Net gain (loss) on investments (realized and unrealized)	5.15	9.79	(.24)	6.21	8.71	4.56
Total from investment operations	5.02	9.39	(.58)	5.93	8.51	4.37
Less distributions from:
Net investment income	—	(.02)	(.06)	(.05)	—	(.03)
Net realized gains	—	(.66)	—	—	—	—
Total distributions	—	(.68)	(.06)	(.05)	—	(.03)
Net asset value, end of period	$55.59	$50.57	$41.86	$42.50	$36.62	$28.11

Total Return[c]	9.95%	22.60%	(1.36%)	16.19%	30.27%	18.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,223	$9,676	$11,090	$11,993	$10,394	$8,705
Ratios to average net assets:
Net investment income (loss)	(0.51%)	(0.89%)	(0.83%)	(0.70%)	(0.62%)	(0.79%)
Total expenses[d]	2.29%	2.27%	2.26%	2.27%	2.28%	2.25%
Portfolio turnover rate	1,445%	1,288%	619%	403%	259%	137%

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 28, 2015[e]
Per Share Data
Net asset value, beginning of period	$56.15	$46.06	$46.40	$44.40
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	(.07)	(.06)	.02
Net gain (loss) on investments (realized and unrealized)	5.74	10.84	(.22)	2.03
Total from investment operations	5.83	10.77	(.28)	2.05
Less distributions from:
Net investment income	—	(.02)	(.06)	(.05)
Net realized gains	—	(.66)	—	—
Total distributions	—	(.68)	(.06)	(.05)
Net asset value, end of period	$61.98	$56.15	$46.06	$46.40

Total Return[c]	10.38%	23.56%	(0.60%)	4.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,495	$17,716	$13,938	$1,692
Ratios to average net assets:
Net investment income (loss)	0.31%	(0.15%)	(0.14%)	0.08%
Total expenses[d]	1.54%	1.52%	1.51%	1.51%
Portfolio turnover rate	1,445%	1,288%	619%	403%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]
Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since the commencement of operations of the Class.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

S&P 500® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.1%
Microsoft Corp.	2.2%
Facebook, Inc. — Class A	1.6%
Amazon.com, Inc.	1.5%
Berkshire Hathaway, Inc. — Class B	1.4%
Johnson & Johnson	1.4%
Exxon Mobil Corp.	1.3%
JPMorgan Chase & Co.	1.3%
Alphabet, Inc. — Class A	1.1%
Alphabet, Inc. — Class C	1.1%
Top Ten Total	16.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	6.83%	16.63%	12.34%	5.97%
A-Class Shares with sales charge‡	1.76%	11.09%	11.25%	5.45%
C-Class Shares	6.42%	15.77%	11.49%	5.14%
C-Class Shares with CDSC§	5.42%	14.77%	11.49%	5.14%
H-Class Shares	6.83%	16.66%	12.33%	5.98%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
S&P 500® FUND

	Shares	Value

COMMON STOCKS† - 83.4%

Consumer, Non-cyclical - 18.8%
Johnson & Johnson	25,165	$3,271,701
Procter & Gamble Co.	23,909	2,175,241
Pfizer, Inc.	55,955	1,997,593
UnitedHealth Group, Inc.	9,065	1,775,381
Merck & Company, Inc.	25,644	1,641,985
Coca-Cola Co.	35,993	1,620,046
Philip Morris International, Inc.	14,563	1,616,638
PepsiCo, Inc.	13,394	1,492,493
AbbVie, Inc.	14,946	1,328,102
Amgen, Inc.	6,841	1,275,504
Altria Group, Inc.	17,988	1,140,799
Celgene Corp.*	7,335	1,069,590
Gilead Sciences, Inc.	12,244	992,009
Medtronic plc	12,701	987,756
Bristol-Myers Squibb Co.	15,377	980,130
Abbott Laboratories	16,290	869,234
Eli Lilly & Co.	9,084	777,045
Thermo Fisher Scientific, Inc.	3,752	709,878
PayPal Holdings, Inc.*	10,598	678,591
Allergan plc	3,134	642,313
Biogen, Inc.*	1,982	620,604
Colgate-Palmolive Co.	8,259	601,668
Mondelez International, Inc. — Class A	14,136	574,771
Aetna, Inc.	3,110	494,522
Danaher Corp.	5,732	491,691
Anthem, Inc.	2,462	467,485
Automatic Data Processing, Inc.	4,167	455,536
Cigna Corp.	2,360	441,178
Kraft Heinz Co.	5,597	434,047
Stryker Corp.	3,016	428,332
Becton Dickinson and Co.	2,134	418,157
Kimberly-Clark Corp.	3,313	389,874
S&P Global, Inc.	2,410	376,707
Boston Scientific Corp.*	12,865	375,272
Intuitive Surgical, Inc.*	350	366,058
Vertex Pharmaceuticals, Inc.*	2,363	359,271
Express Scripts Holding Co.*	5,415	342,878
Humana, Inc.	1,355	330,119
Regeneron Pharmaceuticals, Inc.*	720	321,926
Constellation Brands, Inc. — Class A	1,612	321,513
Ecolab, Inc.	2,442	314,066
McKesson Corp.	1,972	302,919
Baxter International, Inc.	4,700	294,925
Alexion Pharmaceuticals, Inc.*	2,093	293,627
Zoetis, Inc.	4,601	293,360
General Mills, Inc.	5,411	280,073
Illumina, Inc.*	1,369	272,705
Sysco Corp.	4,553	245,634
Estee Lauder Companies, Inc. — Class A	2,099	226,356
Archer-Daniels-Midland Co.	5,274	224,198
Zimmer Biomet Holdings, Inc.	1,896	222,003
CR Bard, Inc.	681	218,261
Moody’s Corp.	1,558	216,889
Edwards Lifesciences Corp.*	1,980	216,434
HCA Healthcare, Inc.*	2,709	215,609
Monster Beverage Corp.*	3,889	214,867
Cardinal Health, Inc.	2,967	198,552
Tyson Foods, Inc. — Class A	2,712	191,060
Incyte Corp.*	1,600	186,784
Kroger Co.	8,414	168,785
Clorox Co.	1,210	159,611
Mylan N.V.*	5,028	157,728
Centene Corp.*	1,617	156,477
Dr Pepper Snapple Group, Inc.	1,704	150,753
IHS Markit Ltd.*	3,406	150,136
Kellogg Co.	2,330	145,322
Hershey Co.	1,324	144,541
Laboratory Corporation of America Holdings*	954	144,025
Molson Coors Brewing Co. — Class B	1,731	141,319
Global Payments, Inc.	1,429	135,798
Quintiles IMS Holdings, Inc.*	1,421	135,094
Conagra Brands, Inc.	3,897	131,485
Nielsen Holdings plc	3,149	130,526
Dentsply Sirona, Inc.	2,151	128,651
IDEXX Laboratories, Inc.*	818	127,191
Align Technology, Inc.*	676	125,919
AmerisourceBergen Corp. — Class A	1,520	125,780
Henry Schein, Inc.*	1,488	122,001
Verisk Analytics, Inc. — Class A*	1,457	121,208
Quest Diagnostics, Inc.	1,279	119,766
Equifax, Inc.	1,129	119,663
Cintas Corp.	801	115,568
McCormick & Company, Inc.	1,114	114,341
Church & Dwight Company, Inc.	2,338	113,276
JM Smucker Co.	1,065	111,750
United Rentals, Inc.*,1	792	109,882
Cooper Companies, Inc.	458	108,596
Gartner, Inc.*	849	105,624
Perrigo Company plc	1,244	105,305
Total System Services, Inc.	1,572	102,966
ResMed, Inc.	1,333	102,588
Brown-Forman Corp. — Class B	1,836	99,695
Hologic, Inc.*	2,629	96,458
Universal Health Services, Inc. — Class B	828	91,858
Varian Medical Systems, Inc.*	861	86,152
Campbell Soup Co.	1,819	85,166
DaVita, Inc.*	1,434	85,165
Western Union Co.	4,351	83,539
Avery Dennison Corp.	828	81,426
Hormel Foods Corp.	2,527	81,218
Coty, Inc. — Class A	4,423	73,112
Robert Half International, Inc.	1,183	59,552
Quanta Services, Inc.*	1,417	52,953
H&R Block, Inc.	1,960	51,901
Envision Healthcare Corp.*	1,133	50,928
Patterson Companies, Inc.	772	29,838
Total Consumer, Non-cyclical		45,522,596

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
S&P 500® FUND

	Shares	Value

Financial - 15.7%
Berkshire Hathaway, Inc. — Class B*	18,042	$3,307,458
JPMorgan Chase & Co.	32,993	3,151,162
Bank of America Corp.	91,998	2,331,230
Wells Fargo & Co.	41,889	2,310,178
Citigroup, Inc.	25,545	1,858,143
Visa, Inc. — Class A	17,152	1,805,076
Mastercard, Inc. — Class A	8,755	1,236,206
Goldman Sachs Group, Inc.	3,374	800,279
U.S. Bancorp	14,900	798,491
Morgan Stanley	13,260	638,734
American Express Co.	6,879	622,274
Chubb Ltd.	4,363	621,946
PNC Financial Services Group, Inc.	4,493	605,522
American Tower Corp. — Class A REIT	4,024	550,000
American International Group, Inc.	8,470	519,973
BlackRock, Inc. — Class A	1,162	519,519
MetLife, Inc.	9,966	517,734
Bank of New York Mellon Corp.	9,687	513,605
Charles Schwab Corp.	11,174	488,751
Simon Property Group, Inc. REIT[1]	2,915	469,344
CME Group, Inc. — Class A	3,187	432,412
Prudential Financial, Inc.	4,004	425,705
Marsh & McLennan Companies, Inc.	4,806	402,791
Capital One Financial Corp.	4,535	383,933
Crown Castle International Corp. REIT	3,809	380,824
Intercontinental Exchange, Inc.	5,517	379,018
BB&T Corp.	7,577	355,664
Aon plc	2,385	348,449
State Street Corp.	3,506	334,963
Equinix, Inc. REIT	731	326,245
Travelers Companies, Inc.	2,587	316,959
Prologis, Inc. REIT	4,987	316,475
Allstate Corp.	3,388	311,391
Aflac, Inc.	3,705	301,550
Public Storage REIT	1,403	300,228
SunTrust Banks, Inc.	4,499	268,905
Progressive Corp.	5,456	264,180
Welltower, Inc. REIT	3,459	243,099
Weyerhaeuser Co. REIT	7,060	240,252
AvalonBay Communities, Inc. REIT	1,295	231,054
M&T Bank Corp.	1,424	229,321
Digital Realty Trust, Inc. REIT	1,919	227,075
Equity Residential REIT	3,443	226,997
Discover Financial Services	3,491	225,100
Synchrony Financial	7,009	217,629
Ventas, Inc. REIT	3,339	217,469
Ameriprise Financial, Inc.	1,406	208,805
T. Rowe Price Group, Inc.	2,254	204,325
Willis Towers Watson plc	1,259	194,176
Fifth Third Bancorp	6,907	193,258
KeyCorp	10,197	191,908
Hartford Financial Services Group, Inc.	3,416	189,349
Northern Trust Corp.	2,012	184,963
Boston Properties, Inc. REIT	1,447	177,807
Citizens Financial Group, Inc.	4,694	177,762
Regions Financial Corp.	11,206	170,667
SBA Communications Corp. REIT*	1,129	162,632
Principal Financial Group, Inc.	2,520	162,137
Essex Property Trust, Inc. REIT	619	157,245
Lincoln National Corp.	2,077	152,618
Realty Income Corp. REIT	2,570	146,978
Huntington Bancshares, Inc.	10,220	142,671
Franklin Resources, Inc.	3,085	137,313
Invesco Ltd.	3,815	133,678
Host Hotels & Resorts, Inc. REIT	6,939	128,302
Comerica, Inc.	1,649	125,753
Vornado Realty Trust REIT	1,616	124,238
Loews Corp.	2,588	123,862
HCP, Inc. REIT	4,397	122,369
GGP, Inc. REIT	5,872	121,961
Mid-America Apartment Communities, Inc. REIT	1,065	113,827
CBOE Holdings, Inc.	1,057	113,765
E*TRADE Financial Corp.*	2,578	112,427
Unum Group	2,116	108,191
Cincinnati Financial Corp.	1,399	107,121
CBRE Group, Inc. — Class A*	2,819	106,784
Alexandria Real Estate Equities, Inc. REIT	878	104,456
Arthur J Gallagher & Co.	1,689	103,958
Raymond James Financial, Inc.	1,203	101,449
Alliance Data Systems Corp.	453	100,362
Affiliated Managers Group, Inc.	525	99,661
Iron Mountain, Inc. REIT	2,479	96,433
Duke Realty Corp. REIT	3,335	96,115
XL Group Ltd.	2,419	95,430
UDR, Inc. REIT	2,509	95,417
Extra Space Storage, Inc. REIT	1,181	94,386
SL Green Realty Corp. REIT[1]	927	93,924
Zions Bancorporation	1,895	89,406
Everest Re Group Ltd.	385	87,930
Regency Centers Corp. REIT	1,387	86,049
Nasdaq, Inc.	1,094	84,862
Federal Realty Investment Trust REIT	677	84,090
Torchmark Corp.	1,014	81,211
Kimco Realty Corp. REIT	3,990	78,005
Apartment Investment & Management Co. — Class A REIT	1,472	64,562
People’s United Financial, Inc.	3,229	58,574
Macerich Co. REIT	1,021	56,124
Brighthouse Financial, Inc.*	898	54,598
Assurant, Inc.	505	48,238
Navient Corp.	2,570	38,601
Total Financial		38,064,046

Technology - 12.3%
Apple, Inc.	48,430	7,464,031
Microsoft Corp.	72,218	5,379,520
Intel Corp.	44,058	1,677,728
Oracle Corp.	28,314	1,368,982
International Business Machines Corp.	8,127	1,179,064
NVIDIA Corp.	5,626	1,005,759

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
S&P 500® FUND

	Shares	Value

Broadcom Ltd.	3,812	$924,562
Texas Instruments, Inc.	9,281	831,949
Accenture plc — Class A	5,795	782,730
QUALCOMM, Inc.	13,853	718,140
Adobe Systems, Inc.*	4,626	690,107
salesforce.com, Inc.*	6,402	598,075
Applied Materials, Inc.	9,999	520,848
Activision Blizzard, Inc.	7,078	456,602
Micron Technology, Inc.*	10,445	410,802
Cognizant Technology Solutions Corp. — Class A	5,538	401,727
Electronic Arts, Inc.*	2,895	341,784
Intuit, Inc.	2,282	324,363
HP, Inc.	15,661	312,594
Analog Devices, Inc.	3,447	297,028
Fidelity National Information Services, Inc.	3,116	291,003
Lam Research Corp.	1,523	281,816
Fiserv, Inc.*	1,973	254,438
Western Digital Corp.	2,764	238,810
Autodesk, Inc.*	2,055	230,694
DXC Technology Co.	2,669	229,214
Hewlett Packard Enterprise Co.	15,401	226,549
Cerner Corp.*	2,954	210,679
Microchip Technology, Inc.	2,182	195,900
Red Hat, Inc.*	1,664	184,471
Paychex, Inc.	2,999	179,820
Skyworks Solutions, Inc.	1,722	175,472
Xilinx, Inc.	2,331	165,105
KLA-Tencor Corp.	1,471	155,926
Synopsys, Inc.*	1,408	113,386
NetApp, Inc.	2,529	110,669
Cadence Design Systems, Inc.*	2,626	103,648
Citrix Systems, Inc.*	1,349	103,630
CA, Inc.	2,963	98,905
ANSYS, Inc.*	794	97,448
Advanced Micro Devices, Inc.*	7,546	96,212
Seagate Technology plc	2,699	89,526
Qorvo, Inc.*	1,193	84,321
Akamai Technologies, Inc.*	1,607	78,293
Xerox Corp.	2,001	66,613
CSRA, Inc.	1,533	49,470
Total Technology		29,798,413

Communications - 11.2%
Facebook, Inc. — Class A*	22,225	3,797,587
Amazon.com, Inc.*	3,739	3,594,488
Alphabet, Inc. — Class A*	2,794	2,720,574
Alphabet, Inc. — Class C*	2,830	2,714,281
AT&T, Inc.	57,568	2,254,938
Verizon Communications, Inc.	38,248	1,892,894
Comcast Corp. — Class A	44,104	1,697,121
Cisco Systems, Inc.	46,880	1,576,574
Walt Disney Co.	14,469	1,426,209
Priceline Group, Inc.*	460	842,177
Time Warner, Inc.	7,293	747,168
Netflix, Inc.*	4,048	734,105
Charter Communications, Inc. — Class A*	1,885	685,047
eBay, Inc.*	9,333	358,947
Twenty-First Century Fox, Inc. — Class A	9,868	260,318
CBS Corp. — Class B	3,414	198,012
Symantec Corp.	5,762	189,051
Expedia, Inc.	1,146	164,955
Omnicom Group, Inc.	2,164	160,287
Level 3 Communications, Inc.*	2,755	146,814
Motorola Solutions, Inc.	1,525	129,427
DISH Network Corp. — Class A*	2,135	115,781
Twenty-First Century Fox, Inc. — Class B	4,118	106,203
Juniper Networks, Inc.	3,566	99,242
CenturyLink, Inc.[1]	5,153	97,392
Viacom, Inc. — Class B	3,307	92,067
VeriSign, Inc.*	806	85,750
Scripps Networks Interactive, Inc. — Class A	899	77,215
Interpublic Group of Companies, Inc.	3,686	76,632
F5 Networks, Inc.*	596	71,854
News Corp. — Class A	3,584	47,524
TripAdvisor, Inc.*,1	1,015	41,138
Discovery Communications, Inc. — Class C*	1,906	38,616
Discovery Communications, Inc. — Class A*	1,443	30,721
News Corp. — Class B	1,141	15,575
Total Communications		27,286,684

Industrial - 8.5%
General Electric Co.	81,177	1,962,860
Boeing Co.	5,210	1,324,435
3M Co.	5,595	1,174,391
Honeywell International, Inc.	7,147	1,013,015
Union Pacific Corp.	7,505	870,355
United Technologies Corp.	6,965	808,498
United Parcel Service, Inc. — Class B	6,458	775,541
Lockheed Martin Corp.	2,349	728,871
Caterpillar, Inc.	5,541	691,018
General Dynamics Corp.	2,611	536,769
FedEx Corp.	2,314	521,992
Raytheon Co.	2,721	507,684
Northrop Grumman Corp.	1,633	469,847
CSX Corp.	8,564	464,683
Illinois Tool Works, Inc.	2,904	429,676
Emerson Electric Co.	6,001	377,102
Deere & Co.[1]	2,999	376,645
Norfolk Southern Corp.	2,702	357,312
Johnson Controls International plc	8,742	352,216
Eaton Corporation plc	4,171	320,291
Waste Management, Inc.	3,795	297,035
TE Connectivity Ltd.	3,313	275,178
Corning, Inc.	8,467	253,333
Cummins, Inc.	1,477	248,180
Amphenol Corp. — Class A	2,864	242,409
Roper Technologies, Inc.	958	233,177
Parker-Hannifin Corp.[1]	1,248	218,425
Stanley Black & Decker, Inc.	1,436	216,793

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
S&P 500® FUND

	Shares	Value

Rockwell Automation, Inc.	1,204	$214,565
Ingersoll-Rand plc	2,379	212,135
Fortive Corp.	2,860	202,459
Rockwell Collins, Inc.	1,523	199,071
Agilent Technologies, Inc.	3,013	193,435
Mettler-Toledo International, Inc.*,1	240	150,278
Vulcan Materials Co.	1,240	148,304
Harris Corp.	1,123	147,877
AMETEK, Inc.	2,164	142,911
Republic Services, Inc. — Class A	2,146	141,765
L3 Technologies, Inc.	733	138,119
Ball Corp.	3,298	136,207
WestRock Co.	2,382	135,131
Waters Corp.*	748	134,281
Textron, Inc.	2,482	133,730
Dover Corp.	1,459	133,338
Martin Marietta Materials, Inc.	589	121,469
Masco Corp.	2,987	116,523
TransDigm Group, Inc.	453	115,809
Kansas City Southern	988	107,376
Xylem, Inc.	1,683	105,406
Pentair plc	1,548	105,202
Packaging Corporation of America	885	101,492
Expeditors International of Washington, Inc.	1,694	101,403
CH Robinson Worldwide, Inc.	1,316	100,148
Fortune Brands Home & Security, Inc.	1,444	97,080
Arconic, Inc.	3,639	90,538
J.B. Hunt Transport Services, Inc.	800	88,864
AO Smith Corp.	1,373	81,597
Snap-on, Inc.	540	80,465
Allegion plc	891	77,045
Sealed Air Corp.	1,782	76,127
PerkinElmer, Inc.	1,033	71,246
Acuity Brands, Inc.	395	67,656
Jacobs Engineering Group, Inc.	1,128	65,729
Stericycle, Inc.*	799	57,224
Garmin Ltd.	1,040	56,129
Fluor Corp.	1,312	55,235
Flowserve Corp.	1,225	52,173
FLIR Systems, Inc.	1,286	50,038
Total Industrial		20,653,311

Consumer, Cyclical - 7.2%
Home Depot, Inc.	11,053	1,807,830
McDonald’s Corp.	7,595	1,189,986
Wal-Mart Stores, Inc.	13,723	1,072,315
CVS Health Corp.	9,532	775,142
Starbucks Corp.	13,537	727,072
Costco Wholesale Corp.	4,112	675,560
Walgreens Boots Alliance, Inc.	8,628	666,254
NIKE, Inc. — Class B	12,320	638,791
Lowe’s Companies, Inc.	7,916	632,805
General Motors Co.	12,296	496,512
TJX Companies, Inc.	5,965	439,799
Ford Motor Co.	36,670	438,940
Marriott International, Inc. — Class A	2,933	323,392
Target Corp.	5,121	302,190
Delta Air Lines, Inc.	6,246	301,182
Southwest Airlines Co.	5,163	289,025
Carnival Corp.	3,824	246,915
Delphi Automotive plc	2,502	246,197
PACCAR, Inc.	3,294	238,288
Yum! Brands, Inc.	3,233	237,981
Ross Stores, Inc.	3,649	235,616
Dollar General Corp.	2,442	197,924
Newell Brands, Inc.	4,595	196,069
VF Corp.	3,063	194,715
American Airlines Group, Inc.	4,064	192,999
Dollar Tree, Inc.*	2,220	192,740
Royal Caribbean Cruises Ltd.	1,613	191,205
O’Reilly Automotive, Inc.*	825	177,680
MGM Resorts International	4,854	158,192
AutoZone, Inc.*	263	156,514
United Continental Holdings, Inc.*	2,425	147,634
Mohawk Industries, Inc.*	592	146,526
Best Buy Company, Inc.	2,488	141,716
Hilton Worldwide Holdings, Inc.	1,915	132,997
Genuine Parts Co.	1,376	131,614
CarMax, Inc.*	1,718	130,242
DR Horton, Inc.	3,194	127,536
Whirlpool Corp.	684	126,157
Ulta Beauty, Inc.*	546	123,429
Fastenal Co.	2,700	123,066
Wynn Resorts Ltd.	750	111,690
Coach, Inc.	2,650	106,742
LKQ Corp.*	2,896	104,227
Hasbro, Inc.	1,067	104,214
Wyndham Worldwide Corp.	964	101,615
Lennar Corp. — Class A	1,905	100,584
L Brands, Inc.	2,340	97,367
BorgWarner, Inc.	1,860	95,288
Darden Restaurants, Inc.	1,175	92,567
PVH Corp.	726	91,520
WW Grainger, Inc.	492	88,437
Alaska Air Group, Inc.	1,158	88,321
Tiffany & Co.	957	87,833
Hanesbrands, Inc.	3,417	84,195
Goodyear Tire & Rubber Co.	2,360	78,470
Harley-Davidson, Inc.	1,599	77,088
Tractor Supply Co.	1,188	75,189
Chipotle Mexican Grill, Inc. — Class A*	235	72,340
Kohl’s Corp.	1,581	72,173
PulteGroup, Inc.	2,602	71,113
Advance Auto Parts, Inc.	692	68,646
Michael Kors Holdings Ltd.*	1,422	68,043
Macy’s, Inc.	2,856	62,318
Gap, Inc.	2,058	60,773
Leggett & Platt, Inc.	1,240	59,185
Nordstrom, Inc.	1,091	51,441
Mattel, Inc.[1]	3,213	49,737
Ralph Lauren Corp. — Class A	519	45,823
Foot Locker, Inc.	1,231	43,356

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
S&P 500® FUND

	Shares	Value

Signet Jewelers Ltd.[1]	567	$37,734
Under Armour, Inc. — Class A*,1	1,734	28,576
Under Armour, Inc. — Class C*,1	1,745	26,210
Total Consumer, Cyclical		17,373,562

Energy - 5.1%
Exxon Mobil Corp.	39,729	3,256,983
Chevron Corp.	17,768	2,087,740
Schlumberger Ltd.	13,027	908,763
ConocoPhillips	11,410	571,071
EOG Resources, Inc.	5,414	523,750
Occidental Petroleum Corp.	7,169	460,321
Halliburton Co.	8,136	374,500
Phillips 66	4,029	369,097
Kinder Morgan, Inc.	18,001	345,259
Valero Energy Corp.	4,141	318,567
Marathon Petroleum Corp.	4,746	266,156
Anadarko Petroleum Corp.	5,254	256,658
Pioneer Natural Resources Co.	1,595	235,326
Williams Companies, Inc.	7,751	232,608
ONEOK, Inc.	3,562	197,370
Concho Resources, Inc.*	1,394	183,618
Devon Energy Corp.	4,929	180,944
Apache Corp.	3,571	163,552
Baker Hughes a GE Co.	4,013	146,956
Andeavor	1,352	139,459
Noble Energy, Inc.	4,562	129,378
National Oilwell Varco, Inc.	3,563	127,306
Hess Corp.	2,534	118,819
Cabot Oil & Gas Corp. — Class A	4,336	115,988
TechnipFMC plc*	4,118	114,975
Marathon Oil Corp.	7,970	108,073
Equities Corp.	1,625	106,015
Cimarex Energy Co.	893	101,507
Newfield Exploration Co.*	1,868	55,424
Helmerich & Payne, Inc.[1]	1,018	53,048
Range Resources Corp.	2,117	41,430
Chesapeake Energy Corp.*,1	8,513	36,606
Total Energy		12,327,267

Utilities - 2.6%
NextEra Energy, Inc.	4,389	643,207
Duke Energy Corp.	6,562	550,682
Dominion Energy, Inc.	6,025	463,503
Southern Co.	9,372	460,540
Exelon Corp.	9,002	339,105
PG&E Corp.	4,808	327,377
American Electric Power Company, Inc.	4,612	323,947
Sempra Energy	2,354	268,662
PPL Corp.	6,406	243,108
Edison International	3,055	235,754
Consolidated Edison, Inc.	2,905	234,375
Xcel Energy, Inc.	4,760	225,243
Public Service Enterprise Group, Inc.	4,743	219,364
WEC Energy Group, Inc.	2,959	185,766
DTE Energy Co.	1,682	180,580
Eversource Energy	2,971	179,567
American Water Works Company, Inc.	1,671	135,201
Ameren Corp.	2,275	131,586
Entergy Corp.	1,683	128,514
FirstEnergy Corp.	4,166	128,438
CMS Energy Corp.	2,644	122,470
CenterPoint Energy, Inc.	4,041	118,038
Alliant Energy Corp.	2,166	90,041
Pinnacle West Capital Corp.	1,046	88,450
NiSource, Inc.	3,056	78,203
NRG Energy, Inc.	2,819	72,138
AES Corp.	6,191	68,225
SCANA Corp.	1,340	64,977
Total Utilities		6,307,061

Basic Materials - 2.0%
DowDuPont, Inc.	21,877	1,514,545
Monsanto Co.	4,119	493,539
Praxair, Inc.	2,682	374,783
Air Products & Chemicals, Inc.	2,043	308,942
LyondellBasell Industries N.V. — Class A	3,043	301,409
Sherwin-Williams Co.	771	276,049
PPG Industries, Inc.	2,405	261,327
International Paper Co.	3,871	219,950
Newmont Mining Corp.	5,000	187,550
Freeport-McMoRan, Inc.*	12,616	177,129
Nucor Corp.	2,995	167,840
Albemarle Corp.	1,036	141,217
Eastman Chemical Co.	1,358	122,885
FMC Corp.	1,258	112,352
International Flavors & Fragrances, Inc.	740	105,753
CF Industries Holdings, Inc.	2,187	76,895
Mosaic Co.	3,291	71,053
Total Basic Materials		4,913,218

Diversified - 0.0%
Leucadia National Corp.	2,969	74,967

Total Common Stocks
(Cost $171,483,323)		202,321,125

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 6.2%
Fannie Mae[2]
0.71% due 10/02/17[3,4]	$15,000,000	14,999,604
Total Federal Agency Discount Notes
(Cost $14,999,604)		14,999,604

FEDERAL AGENCY NOTES†† - 1.3%
Federal Home Loan Bank[5]
1.00% due 10/26/18[6]	3,105,000	3,101,963
Total Federal Agency Notes
(Cost $3,105,000)		3,101,963

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
S&P 500® FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,7 - 9.4%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17[8]	$11,459,642	$11,459,642
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17[8]	5,729,821	5,729,821
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17[8]	3,409,355	3,409,355
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	2,096,225	2,096,225
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	219,847	219,847
Total Repurchase Agreements
(Cost $22,914,890)		22,914,890

	Shares

SECURITIES LENDING COLLATERAL†,9 - 0.5%
First American Government Obligations Fund — Class Z, 0.89%[10]	1,279,576	$1,279,576
Total Securities Lending Collateral
(Cost $1,279,576)		1,279,576

Total Investments - 100.8%
(Cost $213,782,393)		$244,617,158
Other Assets & Liabilities, net - (0.8)%		(2,051,076)
Total Net Assets - 100.0%		$242,566,082

Futures Contracts
Description	Contracts	Expiration date	Notional Amount	Unrealized Gain
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	18	Dec 2017	$2,263,950	$4,118

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Gain
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	1.70%	At Maturity	10/27/17	9,297	$23,422,732	$212,106
BNP Paribas	S&P 500 Index	1.69%	At Maturity	10/30/17	5,201	13,102,593	65,784
Barclays Bank plc	S&P 500 Index	1.65%	At Maturity	10/31/17	589	1,484,897	5,318
						$38,010,222	$283,208

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 7.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[6]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[7]	Repurchase Agreements — See Note 6.
[8]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2017.
[9]	Securities lending collateral — See Note 7.
[10]	Rate indicated is the 7 day yield as of September 30, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
S&P 500® FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$202,321,125	$—	$—	$—	$—	$202,321,125
Equity Futures Contracts	—	4,118	—	—	—	4,118
Equity Index Swap Agreements	—	—	—	283,208	—	283,208
Federal Agency Discount Notes	—	—	14,999,604	—	—	14,999,604
Federal Agency Notes	—	—	3,101,963	—	—	3,101,963
Repurchase Agreements	—	—	22,914,890	—	—	22,914,890
Securities Lending Collateral	1,279,576	—	—	—	—	1,279,576
Total Assets	$203,600,701	$4,118	$41,016,457	$283,208	$—	$244,904,484

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $1,253,573 of securities loaned (cost $190,867,503)	$221,702,268
Repurchase agreements, at value (cost $22,914,890)	22,914,890
Cash	6,134
Segregated cash with broker	360,000
Unrealized appreciation on swap agreements	283,208
Receivables:
Fund shares sold	10,123,810
Dividends	208,946
Swap settlement	25,350
Interest	6,880
Variation margin	4,118
Securities lending income	451
Total assets	255,636,055

Liabilities:
Payable for:
Fund shares redeemed	6,826,514
Securities purchased	4,490,607
Return of securities loaned	1,279,576
Management fees	145,547
Distribution and service fees	59,641
Transfer agent and administrative fees	48,516
Portfolio accounting fees	29,110
Miscellaneous	190,462
Total liabilities	13,069,973
Commitments and contingent liabilities (Note 12)	—
Net assets	$242,566,082

Net assets consist of:
Paid in capital	$188,891,093
Undistributed net investment income	418,009
Accumulated net realized gain on investments	22,134,889
Net unrealized appreciation on investments	31,122,091
Net assets	$242,566,082

A-Class:
Net assets	$33,886,995
Capital shares outstanding	696,880
Net asset value per share	$48.63
Maximum offering price per share (Net asset value divided by 95.25%)	$51.06

C-Class:
Net assets	$18,258,198
Capital shares outstanding	412,208
Net asset value per share	$44.29

H-Class:
Net assets	$190,420,889
Capital shares outstanding	3,916,540
Net asset value per share	$48.62

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends	$2,291,119
Interest	111,043
Income from securities lending, net	3,129
Total investment income	2,405,291

Expenses:
Management fees	900,418
Distribution and service fees:
A-Class	38,386
C-Class	95,517
H-Class	237,876
Transfer agent and administrative fees	300,140
Portfolio accounting fees	180,085
Registration fees	136,223
Custodian fees	16,151
Trustees’ fees*	12,552
Line of credit fees	20
Miscellaneous	69,914
Total expenses	1,987,282
Net investment income	418,009

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	33,940,010
Swap agreements	(1,982)
Futures contracts	178,020
Net realized gain	34,116,048
Net change in unrealized appreciation (depreciation) on:
Investments	(18,991,821)
Swap agreements	234,679
Futures contracts	382
Net change in unrealized appreciation (depreciation)	(18,756,760)
Net realized and unrealized gain	15,359,288
Net increase in net assets resulting from operations	$15,777,297

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

S&P 500® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$418,009	$281,043
Net realized gain on investments	34,116,048	45,881,302
Net change in unrealized appreciation (depreciation) on investments	(18,756,760)	(9,583,790)
Net increase in net assets resulting from operations	15,777,297	36,578,555

Distributions to shareholders from:
Net investment income
A-Class	—	(29,671)
C-Class	—	(28,356)
H-Class	—	(293,993)
Net realized gains
A-Class	—	(174,898)
C-Class	—	(167,151)
H-Class	—	(1,732,984)
Total distributions to shareholders	—	(2,427,053)

Capital share transactions:
Proceeds from sale of shares
A-Class	82,355,426	109,316,182
C-Class	3,134,845	22,735,429
H-Class	511,861,673	1,205,465,115
Distributions reinvested
A-Class	—	193,648
C-Class	—	186,917
H-Class	—	2,014,895
Cost of shares redeemed
A-Class	(71,350,297)	(131,672,483)
C-Class	(6,976,045)	(20,167,745)
H-Class	(560,871,553)	(1,238,468,770)
Net decrease from capital share transactions	(41,845,951)	(50,396,812)
Net decrease in net assets	(26,068,654)	(16,245,310)

Net assets:
Beginning of period	268,634,736	284,880,046
End of period	$242,566,082	$268,634,736
Undistributed net investment income at end of period	$418,009	$—

Capital share activity:
Shares sold
A-Class	1,782,804	2,539,581
C-Class	73,626	592,763
H-Class	10,868,535	28,720,011
Shares issued from reinvestment of distributions
A-Class	—	4,549
C-Class	—	4,790
H-Class	—	47,342
Shares redeemed
A-Class	(1,546,391)	(3,082,299)
C-Class	(164,319)	(521,111)
H-Class	(11,934,020)	(29,543,485)
Net decrease in shares	(919,765)	(1,237,859)

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$45.52	$39.85	$41.40	$37.78	$31.55	$28.20
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.06	.03	.04	.07	.06
Net gain (loss) on investments (realized and unrealized)	3.02	5.97	—	4.08	6.20	3.36
Total from investment operations	3.11	6.03	.03	4.12	6.27	3.42
Less distributions from:
Net investment income	—	(.05)	(.01)	(.02)	(.04)	(.07)
Net realized gains	—	(.31)	(1.57)	(.48)	—	—
Total distributions	—	(.36)	(1.58)	(.50)	(.04)	(.07)
Net asset value, end of period	$48.63	$45.52	$39.85	$41.40	$37.78	$31.55

Total Return[c]	6.83%	15.17%	0.08%	10.90%	19.87%	12.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,887	$20,960	$39,793	$28,022	$28,028	$12,014
Ratios to average net assets:
Net investment income (loss)	0.38%	0.14%	0.02%	0.11%	0.19%	0.22%
Total expenses	1.60%	1.57%	1.55%	1.59%	1.57%	1.50%
Portfolio turnover rate	97%	133%	181%	256%	157%	76%

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$41.62	$36.74	$38.58	$35.51	$29.87	$26.91
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.22)	(.26)	(.23)	(.19)	(.14)
Net gain (loss) on investments (realized and unrealized)	2.75	5.46	—	3.80	5.87	3.17
Total from investment operations	2.67	5.24	(.26)	3.57	5.68	3.03
Less distributions from:
Net investment income	—	(.05)	(.01)	(.02)	(.04)	(.07)
Net realized gains	—	(.31)	(1.57)	(.48)	—	—
Total distributions	—	(.36)	(1.58)	(.50)	(.04)	(.07)
Net asset value, end of period	$44.29	$41.62	$36.74	$38.58	$35.51	$29.87

Total Return[c]	6.42%	14.33%	(0.67%)	10.04%	19.01%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,258	$20,931	$15,667	$20,977	$16,182	$10,231
Ratios to average net assets:
Net investment income (loss)	(0.37%)	(0.57%)	(0.70%)	(0.62%)	(0.59%)	(0.52%)
Total expenses	2.34%	2.33%	2.31%	2.34%	2.32%	2.28%
Portfolio turnover rate	97%	133%	181%	256%	157%	76%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

S&P 500® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$45.51	$39.84	$41.40	$37.78	$31.55	$28.20
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.07	.03	.05	.05	.07
Net gain (loss) on investments (realized and unrealized)	3.01	5.96	(.01)	4.07	6.22	3.35
Total from investment operations	3.11	6.03	.02	4.12	6.27	3.42
Less distributions from:
Net investment income	—	(.05)	(.01)	(.02)	(.04)	(.07)
Net realized gains	—	(.31)	(1.57)	(.48)	—	—
Total distributions	—	(.36)	(1.58)	(.50)	(.04)	(.07)
Net asset value, end of period	$48.62	$45.51	$39.84	$41.40	$37.78	$31.55

Total Return[c]	6.83%	15.20%	0.06%	10.90%	19.87%	12.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$190,421	$226,744	$229,420	$254,610	$255,912	$265,358
Ratios to average net assets:
Net investment income (loss)	0.42%	0.16%	0.07%	0.12%	0.15%	0.24%
Total expenses	1.60%	1.58%	1.55%	1.58%	1.56%	1.50%
Portfolio turnover rate	97%	133%	181%	256%	157%	76%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	January 7, 1994
A-Class	March 31, 2004
C-Class	March 15, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	11.5%
Guggenheim Strategy Fund I	9.3%
Total	20.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	(6.87%)	(15.55%)	(14.18%)	(10.74%)
A-Class Shares	(6.99%)	(15.75%)	(14.39%)	(10.97%)
A-Class Shares with sales charge‡	(11.41%)	(19.76%)	(15.23%)	(11.40%)
C-Class Shares	(7.33%)	(16.39%)	(15.04%)	(11.64%)
C-Class Shares with CDSC§	(8.26%)	(17.23%)	(15.04%)	(11.64%)
S&P 500 Index	7.71%	18.61%	14.22%	7.44%
		6 month†	1 Year	Since Inception (09/18/14)
H-Class Shares		(6.99%)	(15.82%)	(10.91%)
S&P 500 Index		7.71%	18.61%	9.99%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
INVERSE S&P 500® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 20.8%
Guggenheim Strategy Fund II1	310,783	$7,788,224
Guggenheim Strategy Fund I1	252,188	6,332,444
Total Mutual Funds
(Cost $13,966,032)		14,120,668

	Face Amount

FEDERAL AGENCY NOTES†† - 69.2%
Freddie Mac[2]
1.75% due 10/26/22[3]	$7,500,000	7,500,000
0.80% due 10/27/17	7,500,000	7,498,680
1.19% due 08/22/22[3]	7,000,000	6,990,046
1.00% due 10/28/19[3]	5,000,000	4,998,185
1.24% due 04/25/22[3]	4,286,000	4,285,559
Total Freddie Mac		31,272,470
Federal Home Loan Bank[4]
1.19% due 09/13/22[3]	10,000,000	9,996,119
1.00% due 10/26/18[3]	5,000,000	4,995,110
Total Federal Home Loan Bank		14,991,229
Federal Farm Credit Bank[4]
1.26% (1 Month LIBOR + 3.5 bps) due 12/08/17[5]	600,000	600,218
Total Federal Agency Notes
(Cost $46,885,297)		46,863,917

U.S. TREASURY BILLS†† - 1.5%
U.S. Treasury Bill
1.05% due 12/14/17[6,7,8]	500,000	499,029
1.01% due 12/28/17[7,8,9]	500,000	498,734
Total U.S. Treasury Bills
(Cost $997,635)		997,763

REPURCHASE AGREEMENTS††,10 - 20.8%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17[9]	7,067,511	7,067,511
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17[9]	3,533,755	3,533,755
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17[9]	2,209,205	2,209,205
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	1,196,368	1,196,368
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	125,472	125,472
Total Repurchase Agreements
(Cost $14,132,311)		14,132,311

Total Investments - 112.3%
(Cost $75,981,275)		$76,114,659
Other Assets & Liabilities, net - (12.3)%		(8,329,196)
Total Net Assets - 100.0%		$67,785,463

Futures Contracts
Description	Contracts	Expiration date	Notional Amount	Unrealized Loss
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	138	Dec 2017	$17,356,950	$(104,260)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Loss
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	S&P 500 Index	1.50%	At Maturity	10/31/17	1,458	$3,672,774	$(13,299)
Goldman Sachs International	S&P 500 Index	1.60%	At Maturity	10/27/17	6,913	17,416,327	(122,354)
BNP Paribas	S&P 500 Index	1.19%	At Maturity	10/30/17	11,713	29,508,321	(147,321)
						$50,597,422	$(282,974)

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
INVERSE S&P 500® STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[4]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[5]	Variable rate security. Rate indicated is rate effective at September 30, 2017.
[6]	All or a portion of this security is pledged as futures collateral at September 30, 2017.
[7]	Rate indicated is the effective yield at the time of purchase.
[8]	Zero coupon rate security.
[9]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2017.
[10]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$—	$46,863,917	$—	$—	$46,863,917
Mutual Funds	14,120,668	—	—	—	—	14,120,668
Repurchase Agreements	—	—	14,132,311	—	—	14,132,311
U.S. Treasury Bills	—	—	997,763	—	—	997,763
Total Assets	$14,120,668	$—	$61,993,991	$—	$—	$76,114,659

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$104,260	$—	$—	$—	$104,260
Equity Index Swap Agreements	—	—	—	282,974	—	282,974
Total Liabilities	$—	$104,260	$—	$282,974	$—	$387,234

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
INVERSE S&P 500® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$6,317,313	$—	$—	$—	$15,131	$6,332,444	252,188	$56,600
Guggenheim Strategy Fund II	7,769,577	—	—	—	18,647	7,788,224	310,783	87,523
	$14,086,890	$—	$—	$—	$33,778	$14,120,668		$144,123

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $47,882,932)	$47,861,680
Investments in affiliated issuers, at value (cost $13,966,032)	$14,120,668
Repurchase agreements, at value (cost $14,132,311)	14,132,311
Segregated cash with broker	309,288
Receivables:
Interest	96,020
Fund shares sold	64,174
Dividends	24,166
Total assets	76,608,307

Liabilities:
Unrealized depreciation on swap agreements	282,974
Payable for:
Securities purchased	7,500,000
Fund shares redeemed	831,246
Variation margin	70,366
Management fees	53,160
Swap settlement	25,278
Transfer agent and administrative fees	14,767
Portfolio accounting fees	5,907
Distribution and service fees	5,613
Miscellaneous	33,533
Total liabilities	8,822,844
Commitments and contingent liabilities (Note 12)	—
Net assets	$67,785,463

Net assets consist of:
Paid in capital	$433,692,555
Accumulated net investment loss	(304,944)
Accumulated net realized loss on investments	(365,348,298)
Net unrealized depreciation on investments	(253,850)
Net assets	$67,785,463

Investor Class:
Net assets	$55,249,905
Capital shares outstanding	843,287
Net asset value per share	$65.52

A-Class:
Net assets	$5,702,680
Capital shares outstanding	94,013
Net asset value per share	$60.66
Maximum offering price per share (Net asset value divided by 95.25%)	$63.69

C-Class:
Net assets	$4,013,683
Capital shares outstanding	73,003
Net asset value per share	$54.98

H-Class:
Net assets	$2,819,195
Capital shares outstanding	46,473
Net asset value per share	$60.66

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends from securities of affiliated issuers	$144,123
Interest	321,590
Total investment income	465,713

Expenses:
Management fees	375,741
Distribution and service fees:
A-Class	7,720
C-Class	29,626
H-Class	7,804
Transfer agent and administrative fees	104,372
Portfolio accounting fees	41,749
Registration fees	38,357
Custodian fees	5,492
Trustees’ fees*	3,667
Line of credit fees	57
Miscellaneous	33,377
Total expenses	647,962
Net investment loss	(182,249)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(482)
Swap agreements	(5,885,011)
Futures contracts	(282,771)
Net realized loss	(6,168,264)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	12,716
Investments in affiliated issuers	33,778
Swap agreements	309,832
Futures contracts	(110,103)
Net change in unrealized appreciation (depreciation)	246,223
Net realized and unrealized loss	(5,922,041)
Net decrease in net assets resulting from operations	$(6,104,290)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(182,249)	$(1,061,768)
Net realized loss on investments	(6,168,264)	(22,072,461)
Net change in unrealized appreciation (depreciation) on investments	246,223	824,680
Net decrease in net assets resulting from operations	(6,104,290)	(22,309,549)

Capital share transactions:
Proceeds from sale of shares
Investor Class	29,638,488	216,913,681
A-Class	3,131,332	40,603,523
C-Class	3,116,981	14,721,850
H-Class	28,368,309	74,772,925
Cost of shares redeemed
Investor Class	(46,121,872)	(276,226,585)
A-Class	(3,296,358)	(41,519,960)
C-Class	(5,435,708)	(16,239,943)
H-Class	(27,863,664)	(77,726,210)
Net decrease from capital share transactions	(18,462,492)	(64,700,719)
Net decrease in net assets	(24,566,782)	(87,010,268)

Net assets:
Beginning of period	92,352,245	179,362,513
End of period	$67,785,463	$92,352,245
Accumulated net investment loss at end of period	$(304,944)	$(122,695)

Capital share activity:
Shares sold
Investor Class	434,796	2,775,050 *
A-Class	49,089	543,016 *
C-Class	53,156	232,771 *
H-Class	445,489	1,020,456 *
Shares redeemed
Investor Class	(677,506)	(3,537,019)*
A-Class	(52,157)	(565,804)*
C-Class	(94,087)	(249,423)*
H-Class	(442,819)	(1,071,490)*
Net decrease in shares	(284,039)	(852,443)*

*	Capital share activity for the periods presented through March 31, 2017 has been restated to reflect a 1:6 reverse share split effective October 28, 2016 — See Note 11.

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017 [f]	Year Ended March 31, 2016 [f]	Year Ended March 31, 2015 [f]	Year Ended March 31, 2014 [f]	Year Ended March 28, 2013 [f]
Per Share Data
Net asset value, beginning of period	$70.35	$83.09	$87.54	$100.90	$126.16	$147.65
Income (loss) from investment operations:
Net investment income (loss)[b]	(.11)	(.55)	(.78)	(1.02)	(1.50)	(1.80)
Net gain (loss) on investments (realized and unrealized)	(4.72)	(12.19)	(3.67)	(12.34)	(23.76)	(19.69)
Total from investment operations	(4.83)	(12.74)	(4.45)	(13.36)	(25.26)	(21.49)
Net asset value, end of period	$65.52	$70.35	$83.09	$87.54	$100.90	$126.16

Total Return[c]	(6.87%)	(15.34%)	(5.07%)	(13.26%)	(20.02%)	(14.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,250	$76,404	$153,544	$60,745	$79,172	$106,158
Ratios to average net assets:
Net investment income (loss)	(0.33%)	(0.70%)	(0.91%)	(1.07%)	(1.35%)	(1.27%)
Total expenses[d]	1.44%	1.42%	1.41%	1.41%	1.42%	1.41%
Portfolio turnover rate	41%	114%	63%	103%	—	—

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017 [f]	Year Ended March 31, 2016 [f]	Year Ended March 31, 2015 [f]	Year Ended March 31, 2014 [f]	Year Ended March 28, 2013 [f]
Per Share Data
Net asset value, beginning of period	$65.22	$77.21	$81.54	$94.27	$118.13	$138.59
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	(.70)	(.96)	(1.14)	(1.68)	(2.04)
Net gain (loss) on investments (realized and unrealized)	(4.38)	(11.29)	(3.37)	(11.59)	(22.18)	(18.42)
Total from investment operations	(4.56)	(11.99)	(4.33)	(12.73)	(23.86)	(20.46)
Net asset value, end of period	$60.66	$65.22	$77.21	$81.54	$94.27	$118.13

Total Return[c]	(6.99%)	(15.54%)	(5.30%)	(13.49%)	(20.21%)	(14.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,703	$6,331	$9,256	$4,758	$5,468	$5,912
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(0.96%)	(1.18%)	(1.32%)	(1.58%)	(1.52%)
Total expenses[d]	1.69%	1.67%	1.66%	1.66%	1.68%	1.65%
Portfolio turnover rate	41%	114%	63%	103%	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017 [f]	Year Ended March 31, 2016 [f]	Year Ended March 31, 2015 [f]	Year Ended March 31, 2014 [f]	Year Ended March 28, 2013 [f]
Per Share Data
Net asset value, beginning of period	$59.34	$70.79	$75.34	$87.73	$110.78	$130.97
Income (loss) from investment operations:
Net investment income (loss)[b]	(.39)	(1.12)	(1.44)	(1.68)	(2.28)	(2.88)
Net gain (loss) on investments (realized and unrealized)	(3.97)	(10.33)	(3.11)	(10.71)	(20.77)	(17.31)
Total from investment operations	(4.36)	(11.45)	(4.55)	(12.39)	(23.05)	(20.19)
Net asset value, end of period	$54.98	$59.34	$70.79	$75.34	$87.73	$110.78

Total Return[c]	(7.33%)	(16.20%)	(6.05%)	(14.09%)	(20.80%)	(15.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,014	$6,760	$9,244	$5,121	$6,177	$7,041
Ratios to average net assets:
Net investment income (loss)	(1.34%)	(1.69%)	(1.93%)	(2.07%)	(2.34%)	(2.27%)
Total expenses[d]	2.44%	2.42%	2.41%	2.41%	2.42%	2.40%
Portfolio turnover rate	41%	114%	63%	103%	—	—

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017 [f]	Year Ended March 31, 2016 [f]	Period Ended March 31, 2015[e,f]
Per Share Data
Net asset value, beginning of period	$65.22	$77.17	$81.54	$86.10
Income (loss) from investment operations:
Net investment income (loss)[b]	(.19)	(.70)	(.90)	(.54)
Net gain (loss) on investments (realized and unrealized)	(4.37)	(11.25)	(3.47)	(4.02)
Total from investment operations	(4.56)	(11.95)	(4.37)	(4.56)
Net asset value, end of period	$60.66	$65.22	$77.17	$81.54

Total Return[c]	(6.99%)	(15.47%)	(5.37%)	(5.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,819	$2,857	$7,319	$13,085
Ratios to average net assets:
Net investment income (loss)	(0.60%)	(0.96%)	(1.08%)	(1.27%)
Total expenses[d]	1.69%	1.67%	1.67%	1.60%
Portfolio turnover rate	41%	114%	63%	103%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]
Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate is for the entire period of the Fund, not since the commencement of operations of the class.

[f]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 28, 2016 — See Note 11.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a calendar month basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time different than a full calendar month.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	November 28, 2014
C-Class	November 28, 2014
H-Class	November 28, 2014

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	7.2%
Guggenheim Strategy Fund II	6.8%
Guggenheim Strategy Fund I	6.7%
Microsoft Corp.	5.2%
Amazon.com, Inc.	4.2%
Facebook, Inc. — Class A	3.7%
Alphabet, Inc. — Class C	3.0%
Alphabet, Inc. — Class A	2.6%
Comcast Corp. — Class A	1.6%
Intel Corp.	1.6%
Top Ten Total	42.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	Since Inception (11/28/14)
A-Class Shares	19.91%	48.47%	25.43%
A-Class Shares with sales charge‡	14.21%	41.43%	23.30%
C-Class Shares	19.49%	47.36%	24.41%
C-Class Shares with CDSC§	18.49%	46.36%	24.41%
H-Class Shares	19.90%	48.42%	26.49%
NASDAQ-100 Index	10.61%	24.08%	13.32%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 61.7%

Technology - 23.5%
Apple, Inc.	15,318	$2,360,810
Microsoft Corp.	22,842	1,701,501
Intel Corp.	13,935	530,644
NVIDIA Corp.	1,779	318,032
Broadcom Ltd.	1,206	292,503
Texas Instruments, Inc.	2,936	263,183
QUALCOMM, Inc.	4,377	226,904
Adobe Systems, Inc.*	1,463	218,250
Applied Materials, Inc.	3,163	164,761
Activision Blizzard, Inc.	2,239	144,438
Micron Technology, Inc.*	3,304	129,946
Cognizant Technology Solutions Corp. — Class A	1,752	127,090
Electronic Arts, Inc.*	916	108,143
Intuit, Inc.	760	108,026
Analog Devices, Inc.	1,090	93,925
Lam Research Corp.	482	89,189
Fiserv, Inc.*	624	80,471
Western Digital Corp.	874	75,514
Autodesk, Inc.*	650	72,969
Cerner Corp.*	983	70,108
Paychex, Inc.	1,066	63,917
Microchip Technology, Inc.	690	61,948
NetEase, Inc. ADR	225	59,357
Skyworks Solutions, Inc.	545	55,536
Check Point Software Technologies Ltd.*	485	55,300
Xilinx, Inc.	737	52,202
KLA-Tencor Corp.	465	49,290
CA, Inc.	1,249	41,692
Maxim Integrated Products, Inc.	836	39,886
Citrix Systems, Inc.*	449	34,492
Seagate Technology plc	854	28,327
Akamai Technologies, Inc.*	508	24,750
Total Technology		7,743,104

Communications - 22.8%
Amazon.com, Inc.*	1,425	1,369,925
Facebook, Inc. — Class A*	7,030	1,201,216
Alphabet, Inc. — Class C*	1,031	988,842
Alphabet, Inc. — Class A*	884	860,768
Comcast Corp. — Class A	13,950	536,796
Cisco Systems, Inc.	14,828	498,665
Charter Communications, Inc. — Class A*	765	278,016
Priceline Group, Inc.*	145	265,469
Netflix, Inc.*	1,280	232,128
Baidu, Inc. ADR*	817	202,363
T-Mobile US, Inc.*	2,465	151,992
eBay, Inc.*	3,174	122,072
JD.com, Inc. ADR*	2,722	103,980
Twenty-First Century Fox, Inc. — Class A	3,121	82,332
Sirius XM Holdings, Inc.[1]	13,680	75,514
Ctrip.com International Ltd. ADR*	1,358	71,621
Twenty-First Century Fox, Inc. — Class B	2,368	61,071
Symantec Corp.	1,822	59,780
Expedia, Inc.	412	59,303
Liberty Global plc — Class C*	1,766	57,748
Vodafone Group plc ADR	1,378	39,218
DISH Network Corp. — Class A*	675	36,605
MercadoLibre, Inc.	131	33,920
Viacom, Inc. — Class B	1,046	29,121
Liberty Global plc — Class A*	669	22,686
Liberty Ventures*	241	13,870
Discovery Communications, Inc. — Class C*	648	13,128
Discovery Communications, Inc. — Class A*	457	9,730
Liberty Global plc LiLAC — Class C*	358	8,341
Liberty Global plc LiLAC — Class A*	144	3,421
Total Communications		7,489,641

Consumer, Non-cyclical - 10.0%
Amgen, Inc.	2,164	403,479
Celgene Corp.*	2,320	338,302
Gilead Sciences, Inc.	3,873	313,790
Kraft Heinz Co.	3,613	280,188
PayPal Holdings, Inc.*	3,566	228,330
Biogen, Inc.*	627	196,326
Mondelez International, Inc. — Class A	4,471	181,791
Automatic Data Processing, Inc.	1,318	144,084
Regeneron Pharmaceuticals, Inc.*	312	139,501
Intuitive Surgical, Inc.*	111	116,093
Vertex Pharmaceuticals, Inc.*	748	113,726
Express Scripts Holding Co.*	1,713	108,468
Monster Beverage Corp.*	1,685	93,096
Alexion Pharmaceuticals, Inc.*	662	92,872
Illumina, Inc.*	433	86,254
Incyte Corp.*	610	71,211
Mylan N.V.*	1,590	49,878
BioMarin Pharmaceutical, Inc.*	520	48,396
Cintas Corp.	313	45,160
Dentsply Sirona, Inc.	681	40,731
Verisk Analytics, Inc. — Class A*	488	40,597
IDEXX Laboratories, Inc.*	259	40,272
Henry Schein, Inc.*	469	38,453
Shire plc ADR	216	33,078
Hologic, Inc.*	832	30,526
Total Consumer, Non-cyclical		3,274,602

Consumer, Cyclical - 4.8%
Walgreens Boots Alliance, Inc.	3,174	245,095
Starbucks Corp.	4,282	229,986
Costco Wholesale Corp.	1,301	213,741
Tesla, Inc.*,1	495	168,845
Marriott International, Inc. — Class A	1,104	121,727
PACCAR, Inc.	1,042	75,378
Ross Stores, Inc.	1,154	74,514
American Airlines Group, Inc.	1,444	68,576
Dollar Tree, Inc.*	702	60,948
O’Reilly Automotive, Inc.*	261	56,212
Wynn Resorts Ltd.	304	45,272
Ulta Beauty, Inc.*	182	41,143

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

Fastenal Co.	854	$38,925
Norwegian Cruise Line Holdings Ltd.*	677	36,592
Hasbro, Inc.	371	36,235
Liberty Interactive Corporation QVC Group — Class A*	1,251	29,486
Tractor Supply Co.	376	23,797
Mattel, Inc.	1,016	15,728
Total Consumer, Cyclical		1,582,200

Industrial - 0.6%
CSX Corp.	2,709	146,990
J.B. Hunt Transport Services, Inc.	325	36,101
Total Industrial		183,091

Total Common Stocks
(Cost $18,260,837)		20,272,638

MUTUAL FUNDS† - 13.5%
Guggenheim Strategy Fund II2	88,784	2,224,922
Guggenheim Strategy Fund I2	88,606	2,224,893
Total Mutual Funds
(Cost $4,427,002)		4,449,815

	Face Amount

U.S. TREASURY BILLS†† - 3.0%
U.S. Treasury Bill
1.01% due 12/28/17[3,4,5]	$1,000,000	997,469
Total U.S. Treasury Bills
(Cost $997,439)		997,469

REPURCHASE AGREEMENTS††,6 - 14.5%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17[3]	2,380,873	2,380,873
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17[3]	1,190,436	1,190,436
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17[3]	846,705	846,704
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	310,277	310,277
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	32,541	32,541
Total Repurchase Agreements
(Cost $4,760,831)		4,760,831

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.4%
First American Government Obligations Fund — Class Z, 0.89%[8]	147,573	147,573
Total Securities Lending Collateral
(Cost $147,573)		147,573

Total Investments - 93.1%
(Cost $28,593,682)		$30,628,326
Other Assets & Liabilities, net - 6.9%		2,260,922
Total Net Assets - 100.0%		$32,889,248

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Gain
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	1.70%	At Maturity	10/31/17	5,118	$30,599,813	$232,293
Goldman Sachs International	NASDAQ-100 Index	1.80%	At Maturity	10/27/17	2,115	12,645,812	206,284
BNP Paribas	NASDAQ-100 Index	1.74%	At Maturity	10/30/17	383	2,287,366	15,613
						$45,532,991	$454,190

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2017.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,272,638	$—	$—	$—	$20,272,638
Equity Index Swap Agreements	—	—	454,190	—	454,190
Mutual Funds	4,449,815	—	—	—	4,449,815
Repurchase Agreements	—	4,760,831	—	—	4,760,831
Securities Lending Collateral	147,573	—	—	—	147,573
U.S. Treasury Bills	—	997,469	—	—	997,469
Total Assets	$24,870,026	$5,758,300	$454,190	$—	$31,082,516

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$1,719,776	$500,000	$—	$—	$5,117	$2,224,893	88,606	$18,445
Guggenheim Strategy Fund II	1,719,595	500,000	—	—	5,327	2,224,922	88,784	23,023
	$3,439,371	$1,000,000	$—	$—	$10,444	$4,449,815		$41,468

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value - including $144,808 of securities loaned (cost $19,405,849)	$21,417,680
Investments in affiliated issuers, at value (cost $4,427,002)	4,449,815
Repurchase agreements, at value (cost $4,760,831)	4,760,831
Cash	1,411
Segregated cash with broker	2,054,664
Unrealized appreciation on swap agreements	454,190
Receivables:
Dividends	11,770
Investment adviser	11,494
Fund shares sold	11,314
Swap settlement	4,726
Interest	265
Securities lending income	67
Total assets	33,178,227

Liabilities:
Payable for:
Return of securities loaned	147,572
Fund shares redeemed	80,241
Management fees	26,730
Distribution and service fees	7,676
Transfer agent and administrative fees	7,425
Portfolio accounting fees	2,970
Miscellaneous	16,365
Total liabilities	288,979
Commitments and contingent liabilities (Note 12)	—
Net assets	$32,889,248

Net assets consist of:
Paid in capital	$120,241,916
Accumulated net investment loss	(81,783)
Accumulated net realized loss on investments	(89,759,719)
Net unrealized appreciation on investments	2,488,834
Net assets	$32,889,248

A-Class:
Net assets	$1,703,404
Capital shares outstanding	17,909
Net asset value per share	$95.11
Maximum offering price per share (Net asset value divided by 95.25%)	$99.85

C-Class:
Net assets	$396,140
Capital shares outstanding	4,262
Net asset value per share	$92.95

H-Class:
Net assets	$30,789,704
Capital shares outstanding	316,035
Net asset value per share	$97.42

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $72)	$122,349
Dividends from securities of affiliated issuers	41,468
Interest	35,487
Income from securities lending, net	840
Total investment income	200,144

Expenses:
Management fees	170,124
Distribution and service fees:
A-Class	1,161
C-Class	1,139
H-Class	45,811
Transfer agent and administrative fees	47,257
Portfolio accounting fees	18,903
Registration fees	17,653
Custodian fees	2,474
Trustees’ fees*	1,533
Line of credit fees	4
Miscellaneous	21,907
Total expenses	327,966
Less:
Expenses waived by Adviser	(71,933)
Net expenses	256,033
Net investment loss	(55,889)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,257,190
Swap agreements	4,159,164
Futures contracts	107,907
Net realized gain	5,524,261
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(222,775)
Investments in affiliated issuers	10,444
Swap agreements	338,354
Futures contracts	(8,109)
Net change in unrealized appreciation (depreciation)	117,914
Net realized and unrealized gain	5,642,175
Net increase in net assets resulting from operations	$5,586,286

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(55,889)	$(81,109)
Net realized gain on investments	5,524,261	1,489,138
Net change in unrealized appreciation (depreciation) on investments	117,914	2,207,612
Net increase in net assets resulting from operations	5,586,286	3,615,641

Capital share transactions:
Proceeds from sale of shares
A-Class	1,287,751	1,029,778
C-Class	634,776	434,997
H-Class	51,632,170	92,047,101
Cost of shares redeemed
A-Class	(722,002)	(464,494)
C-Class	(356,432)	(380,929)
H-Class	(54,845,960)	(71,098,351)
Net increase (decrease) from capital share transactions	(2,369,697)	21,568,102
Net increase in net assets	3,216,589	25,183,743

Net assets:
Beginning of period	29,672,659	4,488,916
End of period	$32,889,248	$29,672,659
Accumulated net investment loss at end of period	$(81,783)	$(25,894)

Capital share activity:
Shares sold
A-Class	14,025	15,538
C-Class	7,276	5,962
H-Class	557,448	1,422,966
Shares redeemed
A-Class	(8,855)	(7,319)
C-Class	(4,164)	(5,237)
H-Class	(593,078)	(1,146,939)
Net increase (decrease) in shares	(27,348)	284,971

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[b]
Per Share Data
Net asset value, beginning of period	$79.32	$54.45	$51.68	$50.00
Income (loss) from investment operations:
Net investment income (loss)[c]	(.14)	(.18)	(.27)	(.07)
Net gain (loss) on investments (realized and unrealized)	15.93	25.05	3.04	1.75
Total from investment operations	15.79	24.87	2.77	1.68
Net asset value, end of period	$95.11	$79.32	$54.45	$51.68

Total Return[f]	19.91%	45.65%	5.38%	3.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,703	$1,010	$246	$465
Ratios to average net assets:
Net investment income (loss)	(0.32%)	(0.28%)	(0.48%)	(0.39%)
Total expenses[d]	1.73%	1.72%	1.70%	1.63%
Net expenses[e,g]	1.35%	1.35%	1.37%	1.35%
Portfolio turnover rate	191%	259%	551%	84%

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[b]
Per Share Data
Net asset value, beginning of period	$77.79	$53.80	$51.55	$50.00
Income (loss) from investment operations:
Net investment income (loss)[c]	(.48)	(.73)	(.56)	(.19)
Net gain (loss) on investments (realized and unrealized)	15.64	24.72	2.81	1.74
Total from investment operations	15.16	23.99	2.25	1.55
Net asset value, end of period	$92.95	$77.79	$53.80	$51.55

Total Return[f]	19.49%	44.52%	4.40%	3.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$396	$89	$23	$14
Ratios to average net assets:
Net investment income (loss)	(1.09%)	(1.10%)	(1.04%)	(1.13%)
Total expenses[d]	2.48%	2.47%	2.51%	2.43%
Net expenses[e,g]	2.10%	2.10%	2.17%	2.13%
Portfolio turnover rate	191%	259%	551%	84%

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[b]
Per Share Data
Net asset value, beginning of period	$81.25	$55.79	$51.57	$50.00
Income (loss) from investment operations:
Net investment income (loss)[c]	(.13)	(.23)	(.17)	(.10)
Net gain (loss) on investments (realized and unrealized)	16.30	25.69	4.39	1.67
Total from investment operations	16.17	25.46	4.22	1.57
Net asset value, end of period	$97.42	$81.25	$55.79	$51.57

Total Return[f]	19.90%	45.64%	8.18%	3.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,790	$28,573	$4,220	$342,658
Ratios to average net assets:
Net investment income (loss)	(0.29%)	(0.35%)	(0.30%)	(0.60%)
Total expenses[d]	1.73%	1.72%	1.67%	1.64%
Net expenses[e,g]	1.35%	1.35%	1.35%	1.35%
Portfolio turnover rate	191%	259%	551%	84%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: November 28, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Total return does not reflect the impact of any applicable sales charge.
[g]
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the period ended September 30, 2017 and the years ended March 31 would be:

	9/30/17	3/31/17	3/31/16	3/31/15
A-Class	1.35%	1.35%	1.35%	1.35%
C-Class	2.10%	2.10%	2.10%	2.10%
H-Class	1.35%	1.35%	1.35%	1.35%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	September 3, 1998
A-Class	March 31, 2004
C-Class	March 7, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	24.3%
Guggenheim Strategy Fund I	24.2%
Total	48.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	(9.47%)	(19.39%)	(17.16%)	(15.06%)
A-Class Shares	(9.57%)	(19.62%)	(17.19%)	(15.18%)
A-Class Shares with sales charge‡	(13.87%)	(23.43%)	(17.99%)	(15.60%)
C-Class Shares	(9.90%)	(20.19%)	(18.05%)	(15.93%)
C-Class Shares with CDSC§	(10.80%)	(20.99%)	(18.05%)	(15.93%)
NASDAQ-100 Index	10.61%	24.08%	17.91%	12.24%
		6 month†	1 Year	Since Inception (09/18/14)
H-Class Shares		(9.59%)	(19.60%)	(14.91%)
NASDAQ-100 Index		10.61%	24.08%	14.60%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 48.5%
Guggenheim Strategy Fund II1	104,998	$2,631,243
Guggenheim Strategy Fund I1	104,616	2,626,915
Total Mutual Funds
(Cost $5,211,634)		5,258,158

	Face Amount

REPURCHASE AGREEMENTS††,2 - 62.7%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17[3]	$3,399,071	3,399,071
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17[3]	1,699,535	1,699,535
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17[3]	1,032,293	1,032,293
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	602,727	602,727
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	63,212	63,212
Total Repurchase Agreements
(Cost $6,796,838)		6,796,838

Total Investments - 111.2%
(Cost $12,008,472)		$12,054,996
Other Assets & Liabilities, net - (11.2)%		(1,209,161)
Total Net Assets - 100.0%		$10,845,835

Futures Contracts
Description	Contracts	Expiration date	Notional Amount	Unrealized Loss
Equity Futures Contracts Sold Short†
NASDAQ-100 Index Mini Futures Contracts	3	Dec 2017	$358,860	$(192)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Loss
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	NASDAQ-100 Index	1.55%	At Maturity	10/31/17	306	$1,828,586	$(13,964)
BNP Paribas	NASDAQ-100 Index	1.24%	At Maturity	10/30/17	444	2,655,284	(18,208)
Goldman Sachs International	NASDAQ-100 Index	1.50%	At Maturity	10/27/17	989	5,911,294	(96,510)
						$10,395,164	$(128,682)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2017.

See Sector Classification in Other Information section.

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
INVERSE NASDAQ-100® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$5,258,158	$—	$—	$—	$—	$5,258,158
Repurchase Agreements	—	—	6,796,838	—	—	6,796,838
Total Assets	$5,258,158	$—	$6,796,838	$—	$—	$12,054,996

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$192	$—	$—	$—	$192
Equity Index Swap Agreements	—	—	—	128,682	—	128,682
Total Liabilities	$—	$192	$—	$128,682	$—	$128,874

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$2,620,638	$—	$—	$—	$6,277	$2,626,915	104,616	$23,481
Guggenheim Strategy Fund II	2,624,943	—	—	—	6,300	2,631,243	104,998	29,569
	$5,245,581	$—	$—	$—	$12,577	$5,258,158		$53,050

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments in affiliated issuers, at value (cost $5,211,634)	$5,258,158
Repurchase agreements, at value (cost $6,796,838)	6,796,838
Segregated cash with broker	113,501
Receivables:
Fund shares sold	111,492
Dividends	8,920
Interest	378
Total assets	12,289,287

Liabilities:
Unrealized depreciation on swap agreements	128,682
Payable for:
Fund shares redeemed	1,265,372
Swap settlement	25,546
Management fees	8,919
Variation margin	2,550
Transfer agent and administrative fees	2,477
Distribution and service fees	1,760
Portfolio accounting fees	991
Miscellaneous	7,155
Total liabilities	1,443,452
Commitments and contingent liabilities (Note 12)	—
Net assets	$10,845,835

Net assets consist of:
Paid in capital	$65,396,919
Accumulated net investment loss	(20,897)
Accumulated net realized loss on investments	(54,447,837)
Net unrealized depreciation on investments	(82,350)
Net assets	$10,845,835

Investor Class:
Net assets	$6,173,855
Capital shares outstanding	87,801
Net asset value per share	$70.32

A-Class:
Net assets	$2,870,511
Capital shares outstanding	41,971
Net asset value per share	$68.39
Maximum offering price per share (Net asset value divided by 95.25%)	$71.80

C-Class:
Net assets	$1,188,197
Capital shares outstanding	20,219
Net asset value per share	$58.77

H-Class:
Net assets	$613,272
Capital shares outstanding	9,098
Net asset value per share	$67.41

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends from securities of affiliated issuers	$53,050
Interest	29,143
Total investment income	82,193

Expenses:
Management fees	51,340
Distribution and service fees:
A-Class	3,289
C-Class	6,118
H-Class	971
Transfer agent and administrative fees	14,261
Portfolio accounting fees	5,705
Registration fees	5,430
Custodian fees	756
Trustees’ fees*	488
Line of credit fees	3
Miscellaneous	6,190
Total expenses	94,551
Net investment loss	(12,358)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,382
Swap agreements	(931,799)
Futures contracts	(88,114)
Net realized loss	(1,011,531)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,713)
Investments in affiliated issuers	12,577
Swap agreements	(64,595)
Futures contracts	6,915
Net change in unrealized appreciation (depreciation)	(47,816)
Net realized and unrealized loss	(1,059,347)
Net decrease in net assets resulting from operations	$(1,071,705)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(12,358)	$(180,441)
Net realized loss on investments	(1,011,531)	(6,273,609)
Net change in unrealized appreciation (depreciation) on investments	(47,816)	1,287,438
Net decrease in net assets resulting from operations	(1,071,705)	(5,166,612)

Capital share transactions:
Proceeds from sale of shares
Investor Class	61,359,774	68,630,748
A-Class	1,224,514	196,691,141
C-Class	297,923	4,397,242
H-Class	17,782,389	37,021,976
Cost of shares redeemed
Investor Class	(60,819,949)	(72,329,507)
A-Class	(727,343)	(246,743,211)
C-Class	(225,224)	(4,285,878)
H-Class	(17,593,355)	(36,110,405)
Net increase (decrease) from capital share transactions	1,298,729	(52,727,894)
Net increase (decrease) in net assets	227,024	(57,894,506)

Net assets:
Beginning of period	10,618,811	68,513,317
End of period	$10,845,835	$10,618,811
Accumulated net investment loss at end of period	$(20,897)	$(8,539)

Capital share activity:
Shares sold
Investor Class	828,620	780,223 *
A-Class	16,999	2,137,082 *
C-Class	4,839	59,951 *
H-Class	256,025	412,562 *
Shares redeemed
Investor Class	(821,743)	(822,276)*
A-Class	(9,745)	(2,686,864)*
C-Class	(3,731)	(58,648)*
H-Class	(253,101)	(409,102)*
Net increase (decrease) in shares	18,163	(587,072)*

*	Capital share activity for the periods presented through March 31, 2017 has been restated to reflect a 1:4 reverse split effective November 4, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[g]	Year Ended March 31, 2016 [g]	Year Ended March 31, 2015 [g]	Year Ended March 31, 2014 [f,g]	Year Ended March 28, 2013 [f,g]
Per Share Data
Net asset value, beginning of period	$77.68	$96.42	$105.47	$132.37	$175.63	$187.81
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	(.51)	(1.08)	(1.32)	(2.16)	(2.40)
Net gain (loss) on investments (realized and unrealized)	(7.35)	(18.23)	(7.97)	(25.58)	(41.10)	(9.78)
Total from investment operations	(7.36)	(18.74)	(9.05)	(26.90)	(43.26)	(12.18)
Net asset value, end of period	$70.32	$77.68	$96.42	$105.47	$132.37	$175.63

Total Return[c]	(9.47%)	(19.42%)	(8.61%)	(20.31%)	(24.62%)	(6.50%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,174	$6,286	$11,857	$6,821	$6,865	$7,709
Ratios to average net assets:
Net investment income (loss)	(0.04%)	(0.57%)	(1.04%)	(1.14%)	(1.44%)	(1.32%)
Total expenses[d]	1.48%	1.46%	1.44%	1.46%	1.46%	1.44%
Portfolio turnover rate	—	486%	1,674%	149%	—	—

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017 [g]	Year Ended March 31, 2016 [g]	Year Ended March 31, 2015 [g]	Year Ended March 31, 2014 [f,g]	Year Ended March 28, 2013 [f,g]
Per Share Data
Net asset value, beginning of period	$75.63	$94.01	$101.76	$127.98	$170.45	$183.06
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(1.00)	(1.32)	(1.48)	(2.40)	(2.80)
Net gain (loss) on investments (realized and unrealized)	(7.14)	(17.38)	(6.43)	(24.74)	(40.07)	(9.81)
Total from investment operations	(7.24)	(18.38)	(7.75)	(26.22)	(42.47)	(12.61)
Net asset value, end of period	$68.39	$75.63	$94.01	$101.76	$127.98	$170.45

Total Return[c]	(9.57%)	(19.54%)	(7.63%)	(20.50%)	(24.88%)	(6.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,871	$2,626	$54,948	$570	$372	$183
Ratios to average net assets:
Net investment income (loss)	(0.28%)	(1.08%)	(1.36%)	(1.35%)	(1.69%)	(1.56%)
Total expenses[d]	1.73%	1.70%	1.69%	1.71%	1.71%	1.68%
Portfolio turnover rate	—	486%	1,674%	149%	—	—

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017 [g]	Year Ended March 31, 2016 [g]	Year Ended March 31, 2015 [g]	Year Ended March 31, 2014 [f,g]	Year Ended March 28, 2013, [f,g]
Per Share Data
Net asset value, beginning of period	$65.23	$81.79	$90.32	$114.51	$153.69	$166.31
Income (loss) from investment operations:
Net investment income (loss)[b]	(.31)	(1.14)	(1.80)	(2.12)	(3.20)	(3.80)
Net gain (loss) on investments (realized and unrealized)	(6.15)	(15.42)	(6.73)	(22.07)	(35.98)	(8.82)
Total from investment operations	(6.46)	(16.56)	(8.53)	(24.19)	(39.18)	(12.62)
Net asset value, end of period	$58.77	$65.23	$81.79	$90.32	$114.51	$153.69

Total Return[c]	(9.90%)	(20.26%)	(9.43%)	(21.13%)	(25.44%)	(7.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,188	$1,247	$1,457	$998	$561	$678
Ratios to average net assets:
Net investment income (loss)	(1.02%)	(1.51%)	(2.09%)	(2.12%)	(2.44%)	(2.32%)
Total expenses[d]	2.47%	2.46%	2.44%	2.46%	2.46%	2.44%
Portfolio turnover rate	—	486%	1,674%	149%	—	—

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017 [g]	Year Ended March 31, 2016 [g]	Period Ended March 31, 2015[e,g]
Per Share Data
Net asset value, beginning of period	$74.56	$92.82	$101.76	$110.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.86)	(1.16)	(.80)
Net gain (loss) on investments (realized and unrealized)	(7.05)	(17.40)	(7.78)	(7.44)
Total from investment operations	(7.15)	(18.26)	(8.94)	(8.24)
Net asset value, end of period	$67.41	$74.56	$92.82	$101.76

Total Return[c]	(9.59%)	(19.65%)	(8.80%)	(7.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$613	$460	$252	$335
Ratios to average net assets:
Net investment income (loss)	(0.29%)	(0.95%)	(1.18%)	(1.35%)
Total expenses[d]	1.73%	1.70%	1.70%	1.68%
Portfolio turnover rate	—	486%	1,674%	149%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]
Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate is for the entire period of the Fund, not since the commencement of operations of the class.

[f]	Reverse share split — Per share amounts for the periods presented through March 31, 2014, have been restated to reflect a 1:5 reverse share split effective February 21, 2014.
[g]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 4, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	August 20, 2001
H-Class	August 16, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	33.4%
Guggenheim Strategy Fund I	23.8%
Teleflex, Inc.	0.1%
Take-Two Interactive Software, Inc.	0.1%
MSCI, Inc. — Class A	0.1%
Huntington Ingalls Industries, Inc.	0.1%
Trimble, Inc.	0.1%
NVR, Inc.	0.1%
SVB Financial Group	0.1%
Domino's Pizza, Inc.	0.1%
Top Ten Total	58.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	6.75%	24.67%	19.23%	8.92%
A-Class Shares with sales charge‡	1.68%	18.74%	18.07%	8.39%
C-Class Shares	6.35%	23.78%	18.35%	8.12%
C-Class Shares with CDSC§	5.35%	22.78%	18.35%	8.12%
H-Class Shares	6.74%	24.76%	19.30%	8.96%
S&P MidCap 400 Index	5.26%	17.52%	14.43%	9.00%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 15.3%

Financial - 3.9%
SVB Financial Group*	91	$17,025
Reinsurance Group of America, Inc. — Class A	112	15,627
Alleghany Corp.*	27	14,958
East West Bancorp, Inc.	250	14,945
Camden Property Trust REIT	152	13,901
SEI Investments Co.	227	13,860
American Financial Group, Inc.	119	12,311
Signature Bank*	95	12,164
Kilroy Realty Corp. REIT	170	12,090
WR Berkley Corp.	166	11,079
New York Community Bancorp, Inc.	846	10,905
Omega Healthcare Investors, Inc. REIT[1]	341	10,881
Janus Henderson Group plc	312	10,870
National Retail Properties, Inc. REIT	258	10,748
PacWest Bancorp	208	10,506
Liberty Property Trust REIT	255	10,470
Douglas Emmett, Inc. REIT	265	10,446
American Campus Communities, Inc. REIT	236	10,419
Bank of the Ozarks	210	10,091
Lamar Advertising Co. — Class A REIT	145	9,937
Eaton Vance Corp.	199	9,825
Brown & Brown, Inc.	201	9,686
Synovus Financial Corp.	210	9,673
Jones Lang LaSalle, Inc.	78	9,633
First American Financial Corp.	192	9,594
Cullen/Frost Bankers, Inc.	101	9,587
Sterling Bancorp	387	9,540
RenaissanceRe Holdings Ltd.	70	9,460
DCT Industrial Trust, Inc. REIT	161	9,325
Highwoods Properties, Inc. REIT	179	9,324
CyrusOne, Inc. REIT	158	9,311
Commerce Bancshares, Inc.	155	8,954
Pinnacle Financial Partners, Inc.	128	8,570
SLM Corp.*	747	8,568
Webster Financial Corp.	159	8,355
Old Republic International Corp.	424	8,349
Medical Properties Trust, Inc. REIT	630	8,272
Hospitality Properties Trust REIT	284	8,091
Senior Housing Properties Trust REIT	411	8,035
Prosperity Bancshares, Inc.	120	7,888
FNB Corp.	559	7,843
First Horizon National Corp.	405	7,756
EPR Properties REIT	111	7,741
Wintrust Financial Corp.	97	7,596
Umpqua Holdings Corp.	381	7,433
Texas Capital Bancshares, Inc.*	86	7,379
Hancock Holding Co.	147	7,122
Hanover Insurance Group, Inc.	73	7,076
Healthcare Realty Trust, Inc. REIT	214	6,921
Home BancShares, Inc.	273	6,885
CNO Financial Group, Inc.	293	6,839
Cousins Properties, Inc. REIT	727	6,790
United Bankshares, Inc.	182	6,761
Life Storage, Inc. REIT	81	6,627
CoreSite Realty Corp. REIT	59	6,602
Weingarten Realty Investors REIT	207	6,570
MB Financial, Inc.	145	6,528
Rayonier, Inc. REIT	223	6,442
Chemical Financial Corp.	123	6,428
Primerica, Inc.	78	6,361
Associated Banc-Corp.	262	6,354
Stifel Financial Corp.	118	6,308
First Industrial Realty Trust, Inc. REIT	207	6,229
Bank of Hawaii Corp.	74	6,169
Sabra Health Care REIT, Inc. REIT	277	6,077
Legg Mason, Inc.	151	5,936
GEO Group, Inc. REIT	215	5,784
LaSalle Hotel Properties REIT	196	5,688
Fulton Financial Corp.	303	5,681
UMB Financial Corp.	76	5,661
Corporate Office Properties Trust REIT	172	5,647
JBG SMITH Properties REIT*	162	5,542
CoreCivic, Inc. REIT	205	5,488
Cathay General Bancorp	131	5,266
Taubman Centers, Inc. REIT	105	5,219
Washington Federal, Inc.	154	5,182
TCF Financial Corp.	297	5,061
Federated Investors, Inc. — Class B	165	4,901
BancorpSouth, Inc.	147	4,711
Education Realty Trust, Inc. REIT	127	4,563
Kemper Corp.	84	4,452
Urban Edge Properties REIT	183	4,414
Aspen Insurance Holdings Ltd.	104	4,202
Uniti Group, Inc. REIT	285	4,178
Tanger Factory Outlet Centers, Inc. REIT	164	4,005
Trustmark Corp.	117	3,875
International Bancshares Corp.	94	3,769
Alexander & Baldwin, Inc.	80	3,706
Mack-Cali Realty Corp. REIT	155	3,675
Mercury General Corp.	63	3,571
Potlatch Corp. REIT	70	3,570
Genworth Financial, Inc. — Class A*	864	3,326
Washington Prime Group, Inc. REIT	322	2,682
Quality Care Properties, Inc. REIT*	162	2,511
Total Financial		731,883

Industrial - 2.9%
Huntington Ingalls Industries, Inc.	79	17,889
Trimble, Inc.*	438	17,191
Cognex Corp.	150	16,542
IDEX Corp.	132	16,034
Keysight Technologies, Inc.*	321	13,372
Orbital ATK, Inc.[1]	100	13,316
Old Dominion Freight Line, Inc.	118	12,993
Arrow Electronics, Inc.*	153	12,303
Graco, Inc.[1]	97	11,998
Lennox International, Inc.	66	11,812
Wabtec Corp.	148	11,211
Hubbell, Inc.	95	11,022
Carlisle Companies, Inc.	109	10,932

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Oshkosh Corp.	130	$10,730
Donaldson Company, Inc.	227	10,428
Nordson Corp.	88	10,428
Coherent, Inc.*	43	10,112
Zebra Technologies Corp. — Class A*	92	9,989
AECOM*	271	9,975
Lincoln Electric Holdings, Inc.	107	9,809
Gentex Corp.	494	9,781
Teledyne Technologies, Inc.*	61	9,710
AptarGroup, Inc.	109	9,408
Knight-Swift Transportation Holdings, Inc.*	221	9,183
Eagle Materials, Inc.	84	8,963
Jabil, Inc.	310	8,851
Sonoco Products Co.	172	8,678
AGCO Corp.	114	8,410
Avnet, Inc.	213	8,371
Trinity Industries, Inc.	262	8,358
Curtiss-Wright Corp.	76	7,945
Genesee & Wyoming, Inc. — Class A*	106	7,845
National Instruments Corp.	185	7,801
Ryder System, Inc.	92	7,779
Littelfuse, Inc.	39	7,639
Woodward, Inc.	96	7,451
Landstar System, Inc.	73	7,274
Bemis Company, Inc.[1]	157	7,154
Owens-Illinois, Inc.*	282	7,095
EMCOR Group, Inc.	102	7,076
Crane Co.	88	7,039
Louisiana-Pacific Corp.*	251	6,797
ITT, Inc.	152	6,729
Terex Corp.	147	6,618
SYNNEX Corp.	50	6,326
Valmont Industries, Inc.	39	6,166
Kirby Corp.*	93	6,133
Regal Beloit Corp.	77	6,083
Belden, Inc.	73	5,879
Timken Co.	119	5,777
Kennametal, Inc.	140	5,648
Tech Data Corp.*	60	5,331
EnerSys	75	5,188
Clean Harbors, Inc.*	90	5,103
Energizer Holdings, Inc.	107	4,927
Cree, Inc.*	169	4,764
KLX, Inc.*	89	4,711
MSA Safety, Inc.	59	4,691
Dycom Industries, Inc.*	54	4,638
Vishay Intertechnology, Inc.	232	4,362
KBR, Inc.	242	4,327
Esterline Technologies Corp.*	46	4,147
GATX Corp.	67	4,125
Granite Construction, Inc.	69	3,999
Silgan Holdings, Inc.	128	3,767
Worthington Industries, Inc.	77	3,542
Werner Enterprises, Inc.	78	2,851
Greif, Inc. — Class A	45	2,634
Knowles Corp.*	155	2,367
Total Industrial		557,527

Consumer, Non-cyclical - 2.2%
Teleflex, Inc.	78	18,874
Ingredion, Inc.	124	14,960
ManpowerGroup, Inc.	115	13,549
WellCare Health Plans, Inc.*	77	13,224
STERIS plc	147	12,995
West Pharmaceutical Services, Inc.	128	12,321
ABIOMED, Inc.*	73	12,308
MarketAxess Holdings, Inc.	65	11,993
Lamb Weston Holdings, Inc.	253	11,863
Service Corporation International	324	11,178
Bioverativ, Inc.*	187	10,672
Live Nation Entertainment, Inc.*	232	10,104
Post Holdings, Inc.*	114	10,063
Charles River Laboratories International, Inc.*	82	8,858
United Therapeutics Corp.*	75	8,789
Catalent, Inc.*,1	216	8,623
Hill-Rom Holdings, Inc.	114	8,436
HealthSouth Corp.	171	7,926
Bio-Techne Corp.	65	7,858
Bio-Rad Laboratories, Inc. — Class A*	35	7,778
WEX, Inc.*	69	7,743
Rollins, Inc.	166	7,659
Hain Celestial Group, Inc.*	179	7,366
Brink’s Co.	87	7,330
Edgewell Personal Care Co.*	99	7,204
Masimo Corp.*	83	7,184
MEDNAX, Inc.*	162	6,985
CoreLogic, Inc.*	146	6,748
Acadia Healthcare Company, Inc.*	141	6,734
TreeHouse Foods, Inc.*	99	6,705
Sabre Corp.	361	6,534
Mallinckrodt plc*	168	6,278
Deluxe Corp.	84	6,129
Flowers Foods, Inc.	319	6,000
Sanderson Farms, Inc.	35	5,653
Snyder’s-Lance, Inc.	147	5,607
Akorn, Inc.*	162	5,377
LivaNova plc*	75	5,255
Molina Healthcare, Inc.*	76	5,226
Incorporated Research Holdings, Inc. — Class A*	97	5,073
NuVasive, Inc.*	88	4,880
Avis Budget Group, Inc.*	126	4,796
Aaron’s, Inc.	108	4,712
Graham Holdings Co. — Class B	8	4,681
Prestige Brands Holdings, Inc.*	92	4,608
Helen of Troy Ltd.*	47	4,554
Sprouts Farmers Market, Inc.*	218	4,092
Lancaster Colony Corp.	34	4,084
LifePoint Health, Inc.*	69	3,995
Adtalem Global Education, Inc.	107	3,836

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Globus Medical, Inc. — Class A*	125	$3,715
United Natural Foods, Inc.*	88	3,660
Halyard Health, Inc.*	81	3,647
Owens & Minor, Inc.	106	3,095
Sotheby’s*	65	2,997
Endo International plc*	348	2,981
Boston Beer Company, Inc. — Class A*	15	2,343
Tenet Healthcare Corp.*	140	2,300
Avon Products, Inc.*	761	1,773
Dean Foods Co.	157	1,708
Tootsie Roll Industries, Inc.	33	1,254
Total Consumer, Non-cyclical		424,873

Consumer, Cyclical - 1.8%
NVR, Inc.*	6	17,130
Domino’s Pizza, Inc.[1]	84	16,678
Copart, Inc.*	347	11,926
Toro Co.	187	11,606
Toll Brothers, Inc.	263	10,907
Thor Industries, Inc.	85	10,702
Polaris Industries, Inc.[1]	101	10,568
JetBlue Airways Corp.*	569	10,544
Brunswick Corp.	154	8,619
Watsco, Inc.	53	8,537
Six Flags Entertainment Corp.	137	8,350
Dunkin’ Brands Group, Inc.	156	8,280
Carter’s, Inc.	83	8,196
Pool Corp.	71	7,680
Casey’s General Stores, Inc.	66	7,224
Dana, Inc.	250	6,990
Scotts Miracle-Gro Co. — Class A	71	6,911
Williams-Sonoma, Inc.[1]	138	6,881
Cinemark Holdings, Inc.	183	6,626
Cracker Barrel Old Country Store, Inc.[1]	42	6,368
MSC Industrial Direct Company, Inc. — Class A	78	5,894
Bed Bath & Beyond, Inc.	249	5,844
Skechers U.S.A., Inc. — Class A*	232	5,821
Texas Roadhouse, Inc. — Class A	113	5,553
Tupperware Brands Corp.	88	5,440
AutoNation, Inc.*,1	113	5,363
Nu Skin Enterprises, Inc. — Class A	86	5,287
Jack in the Box, Inc.	51	5,198
Tempur Sealy International, Inc.*	79	5,097
Wendy’s Co.	316	4,907
ILG, Inc.	183	4,892
CalAtlantic Group, Inc.	132	4,835
Churchill Downs, Inc.	22	4,536
Sally Beauty Holdings, Inc.*	227	4,445
American Eagle Outfitters, Inc.	291	4,161
Big Lots, Inc.	77	4,125
Michaels Companies, Inc.*	191	4,101
Office Depot, Inc.	897	4,072
World Fuel Services Corp.	119	4,035
Dick’s Sporting Goods, Inc.	147	3,970
Deckers Outdoor Corp.*	55	3,763
Herman Miller, Inc.	104	3,733
TRI Pointe Group, Inc.*	262	3,618
GameStop Corp. — Class A	175	3,616
KB Home	144	3,473
Urban Outfitters, Inc.*	141	3,370
Cooper Tire & Rubber Co.	90	3,366
Papa John’s International, Inc.	46	3,361
Cheesecake Factory, Inc.	76	3,201
HNI Corp.	76	3,152
Buffalo Wild Wings, Inc.*	27	2,854
Brinker International, Inc.	85	2,708
HSN, Inc.	55	2,148
Dillard’s, Inc. — Class A	36	2,019
International Speedway Corp. — Class A	43	1,548
Total Consumer, Cyclical		334,229

Technology - 1.7%
Take-Two Interactive Software, Inc.*	184	18,811
MSCI, Inc. — Class A	156	18,236
Broadridge Financial Solutions, Inc.	202	16,326
Leidos Holdings, Inc.	246	14,569
CDK Global, Inc.	228	14,385
Jack Henry & Associates, Inc.	134	13,774
Teradyne, Inc.	342	12,753
IPG Photonics Corp.*	65	12,029
PTC, Inc.*	200	11,256
Tyler Technologies, Inc.*	60	10,459
Microsemi Corp.*	200	10,296
Fortinet, Inc.*	262	9,391
Ultimate Software Group, Inc.*	49	9,290
Cypress Semiconductor Corp.	575	8,637
Brocade Communications Systems, Inc.	716	8,556
Medidata Solutions, Inc.*	101	7,884
NCR Corp.*	210	7,879
Dun & Bradstreet Corp.	64	7,450
Fair Isaac Corp.	53	7,447
Teradata Corp.*	218	7,366
Blackbaud, Inc.	83	7,287
MAXIMUS, Inc.	112	7,224
Monolithic Power Systems, Inc.	66	7,032
j2 Global, Inc.	84	6,206
Integrated Device Technology, Inc.*	231	6,140
Silicon Laboratories, Inc.*	74	5,913
Cirrus Logic, Inc.*	110	5,865
DST Systems, Inc.	105	5,762
Science Applications International Corp.	76	5,081
NetScout Systems, Inc.*	155	5,014
Manhattan Associates, Inc.*	119	4,947
ACI Worldwide, Inc.*	204	4,647
Pitney Bowes, Inc.	323	4,525
Allscripts Healthcare Solutions, Inc.*	313	4,454
CommVault Systems, Inc.*	73	4,438
Convergys Corp.	161	4,168
VeriFone Systems, Inc.*	194	3,934
Acxiom Corp.*	138	3,400
Diebold Nixdorf, Inc.[1]	131	2,993
3D Systems Corp.*,1	197	2,638

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Synaptics, Inc.*	58	$2,272
Total Technology		330,734

Utilities - 0.8%
Atmos Energy Corp.	184	15,426
UGI Corp.	300	14,057
OGE Energy Corp.	346	12,467
Westar Energy, Inc.	246	12,202
Great Plains Energy, Inc.	373	11,302
Aqua America, Inc.	307	10,189
Vectren Corp.	144	9,471
MDU Resources Group, Inc.	338	8,771
National Fuel Gas Co.	148	8,378
IDACORP, Inc.	87	7,650
WGL Holdings, Inc.	89	7,494
ONE Gas, Inc.	90	6,628
Black Hills Corp.	93	6,405
Southwest Gas Holdings, Inc.	82	6,365
New Jersey Resources Corp.	150	6,323
Hawaiian Electric Industries, Inc.	188	6,274
PNM Resources, Inc.	138	5,561
NorthWestern Corp.	84	4,783
Total Utilities		159,746

Basic Materials - 0.8%
Chemours Co.	320	16,195
Steel Dynamics, Inc.	415	14,306
RPM International, Inc.	231	11,860
Olin Corp.	288	9,864
Royal Gold, Inc.	113	9,723
Reliance Steel & Aluminum Co.	126	9,597
Valvoline, Inc.	351	8,231
United States Steel Corp.	302	7,749
Versum Materials, Inc.	188	7,298
Ashland Global Holdings, Inc.	108	7,062
NewMarket Corp.	16	6,812
Cabot Corp.	108	6,026
Sensient Technologies Corp.	76	5,846
PolyOne Corp.	142	5,684
Domtar Corp.	108	4,686
Allegheny Technologies, Inc.*,1	188	4,493
Minerals Technologies, Inc.	61	4,310
Carpenter Technology Corp.	81	3,890
Compass Minerals International, Inc.[1]	59	3,829
Commercial Metals Co.	200	3,806
Total Basic Materials		151,267

Energy - 0.7%
HollyFrontier Corp.	307	11,042
Energen Corp.*	168	9,186
WPX Energy, Inc.*	689	7,924
Patterson-UTI Energy, Inc.	369	7,727
Core Laboratories N.V.	76	7,501
Murphy Oil Corp.	281	7,463
Transocean Ltd.*,1	677	7,285
First Solar, Inc.*	141	6,469
CONSOL Energy, Inc.*	358	6,065
Southwestern Energy Co.*	881	5,383
PBF Energy, Inc. — Class A1	190	5,246
Oceaneering International, Inc.	170	4,466
Matador Resources Co.*	154	4,181
Gulfport Energy Corp.*	285	4,087
Murphy USA, Inc.*	58	4,002
Nabors Industries Ltd.	495	3,995
Callon Petroleum Co.*	346	3,889
QEP Resources, Inc.*	416	3,565
Ensco plc — Class A1	526	3,140
SM Energy Co.	177	3,140
Dril-Quip, Inc.*	65	2,870
Superior Energy Services, Inc.*	265	2,830
NOW, Inc.*	186	2,569
Rowan Companies plc — Class A*	197	2,531
Diamond Offshore Drilling, Inc.*,1	112	1,624
Total Energy		128,180

Communications - 0.5%
FactSet Research Systems, Inc.	68	12,247
LogMeIn, Inc.	91	10,014
ARRIS International plc*	305	8,689
ViaSat, Inc.*	93	5,982
Cable One, Inc.	8	5,777
Ciena Corp.*	245	5,383
AMC Networks, Inc. — Class A*	90	5,262
TEGNA, Inc.	372	4,959
Telephone & Data Systems, Inc.	159	4,435
InterDigital, Inc.	60	4,425
New York Times Co. — Class A	218	4,273
John Wiley & Sons, Inc. — Class A	77	4,120
Meredith Corp.	68	3,774
Cars.com, Inc.*,1	124	3,300
Plantronics, Inc.	58	2,565
Frontier Communications Corp.[1]	136	1,603
Total Communications		86,808

Total Common Stocks
(Cost $2,438,648)		2,905,247

MUTUAL FUNDS† - 57.2%
Guggenheim Strategy Fund II2	252,521	6,328,172
Guggenheim Strategy Fund I2	179,871	4,516,572
Total Mutual Funds
(Cost $10,790,238)		10,844,744

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 10.6%
Farmer Mac[3]
1.47% (Fed Funds Effective Rate + 32 bps) due 01/25/18[4]	$1,000,000	$1,001,157
Federal Home Loan Bank[3]
1.00% due 10/26/18[5]	1,000,000	999,022
Total Federal Agency Notes
(Cost $1,999,957)		2,000,179

REPURCHASE AGREEMENTS††,6 - 14.4%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17[7]	1,362,995	1,362,995
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17[7]	681,497	681,497
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17[7]	563,418	563,418
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	106,397	106,397
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	11,159	11,159
Total Repurchase Agreements
(Cost $2,725,466)		2,725,466

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.5%
First American Government Obligations Fund — Class Z, 0.89%[9]	88,755	88,755
Total Securities Lending Collateral
(Cost $88,755)		88,755

Total Investments - 98.0%
(Cost $18,043,064)		$18,564,391
Other Assets & Liabilities, net - 2.0%		383,713
Total Net Assets - 100.0%		$18,948,104

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Gain
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P MidCap 400 Index	1.55%	At Maturity	10/27/17	3,686	$6,619,621	$84,865
BNP Paribas	S&P MidCap 400 Index	1.59%	At Maturity	10/30/17	9,685	17,394,116	61,353
Barclays Bank plc	S&P MidCap 400 Index	1.55%	At Maturity	10/31/17	902	1,620,556	2,159
						$25,634,293	$148,377

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 7.
[2]	Affiliated issuer.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	Variable rate security. Rate indicated is rate effective at September 30, 2017.
[5]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[6]	Repurchase Agreements — See Note 6.
[7]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2017.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7 day yield as of September 30, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,905,247	$—	$—	$—	$2,905,247
Equity Index Swap Agreements	—	—	148,377	—	148,377
Federal Agency Notes	—	2,000,179	—	—	2,000,179
Mutual Funds	10,844,744	—	—	—	10,844,744
Repurchase Agreements	—	2,725,466	—	—	2,725,466
Securities Lending Collateral	88,755	—	—	—	88,755
Total Assets	$13,838,746	$4,725,645	$148,377	$—	$18,712,768

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$8,803,108	$—	$(4,299,999)	$17,992	$(4,529)	$4,516,572	179,871	$58,104
Guggenheim Strategy Fund II	10,160,083	—	(3,850,000)	10,631	7,458	6,328,172	252,521	97,190
	$18,963,191	$—	$(8,149,999)	$28,623	$2,929	$10,844,744		$155,294

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value - including $87,067 of securities loaned (cost $4,527,360)	$4,994,181
Investments in affiliated issuers, at value (cost $10,790,238)	$10,844,744
Repurchase agreements, at value (cost $2,725,466)	2,725,466
Cash	56
Segregated cash with broker	303,104
Unrealized appreciation on swap agreements	148,377
Receivables:
Fund shares sold	98,361
Dividends	21,427
Securities sold	9,982
Interest	4,741
Securities lending income	59
Total assets	19,150,498

Liabilities:
Payable for:
Return of securities loaned	88,755
Fund shares redeemed	72,598
Securities purchased	17,888
Management fees	13,785
Distribution and service fees	7,119
Transfer agent and administrative fees	3,829
Portfolio accounting fees	1,532
Miscellaneous	(3,112)
Total liabilities	202,394
Commitments and contingent liabilities (Note 12)	—
Net assets	$18,948,104

Net assets consist of:
Paid in capital	$15,511,251
Accumulated net investment loss	(25,359)
Accumulated net realized gain on investments	2,792,508
Net unrealized appreciation on investments	669,704
Net assets	$18,948,104

A-Class:
Net assets	$989,384
Capital shares outstanding	11,600
Net asset value per share	$85.29
Maximum offering price per share (Net asset value divided by 95.25%)	$89.54

C-Class:
Net assets	$5,538,689
Capital shares outstanding	73,964
Net asset value per share	$74.88

H-Class:
Net assets	$12,420,031
Capital shares outstanding	145,022
Net asset value per share	$85.64

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $16)	$26,546
Dividends from securities of affiliated issuers	155,294
Interest	24,309
Income from securities lending, net	313
Total investment income	206,462

Expenses:
Management fees	109,555
Distribution and service fees:
A-Class	1,898
C-Class	33,601
H-Class	20,134
Transfer agent and administrative fees	30,432
Registration fees	20,894
Portfolio accounting fees	12,173
Trustees’ fees*	3,052
Custodian fees	1,917
Line of credit fees	210
Miscellaneous	(2,045)
Total expenses	231,821
Net investment loss	(25,359)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(31,959)
Investments in affiliated issuers	28,623
Swap agreements	1,537,947
Futures contracts	58,899
Net realized gain	1,593,510
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	154,660
Investments in affiliated issuers	2,929
Swap agreements	(361,039)
Futures contracts	(8,303)
Net change in unrealized appreciation (depreciation)	(211,753)
Net realized and unrealized gain	1,381,757
Net increase in net assets resulting from operations	$1,356,398

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(25,359)	$(340,190)
Net realized gain on investments	1,593,510	11,668,465
Net change in unrealized appreciation (depreciation) on investments	(211,753)	(851,968)
Net increase in net assets resulting from operations	1,356,398	10,476,307

Distributions to shareholders from:
Net realized gains
A-Class	—	(5,668)
C-Class	—	(15,978)
H-Class	—	(693,678)
Total distributions to shareholders	—	(715,324)

Capital share transactions:
Proceeds from sale of shares
A-Class	976,810	59,054,189
C-Class	89,070	2,596,544
H-Class	41,004,396	992,509,796
Distributions reinvested
A-Class	—	3,889
C-Class	—	15,931
H-Class	—	252,871
Cost of shares redeemed
A-Class	(1,996,946)	(58,826,949)
C-Class	(2,640,291)	(1,331,076)
H-Class	(49,566,978)	(994,594,368)
Net decrease from capital share transactions	(12,133,939)	(319,173)
Net increase (decrease) in net assets	(10,777,541)	9,441,810

Net assets:
Beginning of period	29,725,645	20,283,835
End of period	$18,948,104	$29,725,645
Accumulated net investment loss at end of period	$(25,359)	$—

Capital share activity:
Shares sold
A-Class	12,017	822,566
C-Class	1,265	43,403
H-Class	504,405	13,926,583
Shares issued from reinvestment of distributions
A-Class	—	53
C-Class	—	245
H-Class	—	3,418
Shares redeemed
A-Class	(24,638)	(828,877)
C-Class	(36,930)	(21,601)
H-Class	(609,539)	(13,899,912)
Net increase (decrease) in shares	(153,420)	45,878

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$79.90	$61.64	$67.32	$58.48	$45.07	$36.23
Income (loss) from investment operations:
Net investment income (loss)[b]	— [c]	(.09)	(.47)	(.41)	(.35)	(.16)
Net gain (loss) on investments (realized and unrealized)	5.39	18.50	(4.81)	9.45	13.76	9.00
Total from investment operations	5.39	18.41	(5.28)	9.04	13.41	8.84
Less distributions from:
Net realized gains	—	(.15)	(.40)	(.20)	—	—
Total distributions	—	(.15)	(.40)	(.20)	—	—
Net asset value, end of period	$85.29	$79.90	$61.64	$67.32	$58.48	$45.07

Total Return[d]	6.75%	29.88%	(7.86%)	15.50%	29.75%	24.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$989	$1,935	$1,879	$5,330	$2,632	$2,199
Ratios to average net assets:
Net investment income (loss)	—	(0.13%)	(0.75%)	(0.66%)	(0.68%)	(0.43%)
Total expenses[e]	1.70%	1.68%	1.65%	1.64%	1.67%	1.66%
Portfolio turnover rate	21%	1,216%	1,506%	598%	563%	447%

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$70.42	$54.73	$60.27	$52.77	$40.97	$33.18
Income (loss) from investment operations:
Net investment income (loss)[b]	(.27)	(.65)	(.78)	(.76)	(.64)	(.41)
Net gain (loss) on investments (realized and unrealized)	4.73	16.49	(4.36)	8.46	12.44	8.20
Total from investment operations	4.46	15.84	(5.14)	7.70	11.80	7.79
Less distributions from:
Net realized gains	—	(.15)	(.40)	(.20)	—	—
Total distributions	—	(.15)	(.40)	(.20)	—	—
Net asset value, end of period	$74.88	$70.42	$54.73	$60.27	$52.77	$40.97

Total Return[d]	6.35%	28.94%	(8.55%)	14.63%	28.80%	23.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,539	$7,720	$4,794	$4,615	$4,549	$5,107
Ratios to average net assets:
Net investment income (loss)	(0.75%)	(1.05%)	(1.41%)	(1.39%)	(1.40%)	(1.23%)
Total expenses[e]	2.45%	2.42%	2.40%	2.40%	2.42%	2.40%
Portfolio turnover rate	21%	1,216%	1,506%	598%	563%	447%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$80.23	$61.85	$67.45	$58.56	$45.13	$36.27
Income (loss) from investment operations:
Net investment income (loss)[b]	— [c]	(.37)	(.57)	(.29)	(.34)	(.15)
Net gain (loss) on investments (realized and unrealized)	5.41	18.90	(4.63)	9.38	13.77	9.01
Total from investment operations	5.41	18.53	(5.20)	9.09	13.43	8.86
Less distributions from:
Net realized gains	—	(.15)	(.40)	(.20)	—	—
Total distributions	—	(.15)	(.40)	(.20)	—	—
Net asset value, end of period	$85.64	$80.23	$61.85	$67.45	$58.56	$45.13

Total Return[d]	6.74%	29.97%	(7.73%)	15.56%	29.76%	24.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,420	$20,071	$13,611	$16,433	$19,413	$57,067
Ratios to average net assets:
Net investment income (loss)	—	(0.50%)	(0.93%)	(0.47%)	(0.66%)	(0.41%)
Total expenses[e]	1.70%	1.68%	1.66%	1.66%	1.68%	1.67%
Portfolio turnover rate	21%	1,216%	1,506%	598%	563%	447%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Does not include expenses of the underlying funds in which the Fund invests.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	4.6%
Guggenheim Strategy Fund II	4.6%
Total	9.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	(5.10%)	(15.54%)	(15.01%)	(13.24%)
A-Class Shares with sales charge‡	(9.60%)	(19.56%)	(15.84%)	(13.66%)
C-Class Shares	(5.52%)	(16.23%)	(15.67%)	(13.91%)
C-Class Shares with CDSC§	(6.47%)	(17.07%)	(15.67%)	(13.91%)
H-Class Shares	(5.10%)	(15.55%)	(15.00%)	(13.24%)
S&P MidCap 400 Index	5.26%	17.52%	14.43%	9.00%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
INVERSE MID-CAP STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 9.2%
Guggenheim Strategy Fund I1	5,440	$136,598
Guggenheim Strategy Fund II1	5,446	136,467
Total Mutual Funds
(Cost $270,358)		273,065

	Face Amount

REPURCHASE AGREEMENTS††,2 - 80.3%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17[3]	$1,184,085	1,184,085
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17[3]	592,042	592,042
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17[3]	298,189	298,189
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	265,549	265,549
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	27,850	27,850
Total Repurchase Agreements
(Cost $2,367,715)		2,367,715

Total Investments - 89.5%
(Cost $2,638,073)		$2,640,780
Other Assets & Liabilities, net - 10.5%		308,949
Total Net Assets - 100.0%		$2,949,729

Futures Contracts
Description	Contracts	Expiration date	Notional Amount	Unrealized Loss
Equity Futures Contracts Sold Short†
S&P MidCap 400 Index Mini Futures Contracts	11	Dec 2017	$1,974,500	$(1,490)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Received	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Loss
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	S&P MidCap 400 Index	1.40%	At Maturity	10/31/17	26	$46,089	$(63)
BNP Paribas	S&P MidCap 400 Index	1.09%	At Maturity	10/30/17	242	434,125	(914)
Goldman Sachs International	S&P MidCap 400 Index	1.25%	At Maturity	10/27/17	280	503,656	(6,465)
						$983,870	$(7,442)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$273,065	$—	$—	$—	$—	$273,065
Repurchase Agreements	—	—	2,367,715	—	—	2,367,715
Total Assets	$273,065	$—	$2,367,715	$—	$—	$2,640,780

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$1,490	$—	$—	$—	$1,490
Equity Index Swap Agreements	—	—	—	7,442	—	7,442
Total Liabilities	$—	$1,490	$—	$7,442	$—	$8,932

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$136,272	$—	$—	$—	$326	$136,598	5,440	$1,221
Guggenheim Strategy Fund II	136,140	—	—	—	327	136,467	5,446	1,534
	$272,412	$—	$—	$—	$653	$273,065		$2,755

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments in affiliated issuers, at value (cost $270,358)	$273,065
Repurchase agreements, at value (cost $2,367,715)	2,367,715
Segregated cash with broker	316,000
Receivables:
Fund shares sold	5,085
Dividends	463
Interest	131
Total assets	2,962,459

Liabilities:
Unrealized depreciation on swap agreements	7,442
Payable for:
Fund shares redeemed	2,895
Variation margin	1,100
Management fees	592
Distribution and service fees	170
Transfer agent and administrative fees	164
Portfolio accounting fees	66
Miscellaneous	301
Total liabilities	12,730
Commitments and contingent liabilities (Note 12)	—
Net assets	$2,949,729

Net assets consist of:
Paid in capital	$15,502,053
Accumulated net investment loss	(5,166)
Accumulated net realized loss on investments	(12,540,933)
Net unrealized depreciation on investments	(6,225)
Net assets	$2,949,729

A-Class:
Net assets	$74,541
Capital shares outstanding	3,153
Net asset value per share	$23.64
Maximum offering price per share (Net asset value divided by 95.25%)	$24.82

C-Class:
Net assets	$2,000
Capital shares outstanding	94
Net asset value per share	$21.21

H-Class:
Net assets	$2,873,188
Capital shares outstanding	121,611
Net asset value per share	$23.63

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends from securities of affiliated issuers	$2,755
Interest	742
Total investment income	3,497

Expenses:
Management fees	3,120
Distribution and service fees:
A-Class	137
C-Class	137
H-Class	695
Transfer agent and administrative fees	867
Registration fees	409
Portfolio accounting fees	347
Custodian fees	47
Trustees’ fees*	41
Miscellaneous	183
Total expenses	5,983
Net investment loss	(2,486)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(38,800)
Futures contracts	(180)
Net realized loss	(38,980)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	653
Swap agreements	(2,426)
Futures contracts	(1,490)
Net change in unrealized appreciation (depreciation)	(3,263)
Net realized and unrealized loss	(42,243)
Net decrease in net assets resulting from operations	$(44,729)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,486)	$(21,588)
Net realized loss on investments	(38,980)	(507,421)
Net change in unrealized appreciation (depreciation) on investments	(3,263)	57,862
Net decrease in net assets resulting from operations	(44,729)	(471,147)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,031,843	1,671,153
C-Class	12,884	106,446
H-Class	3,282,425	22,574,011
Cost of shares redeemed
A-Class	(1,173,257)	(1,524,458)
C-Class	(46,109)	(288,863)
H-Class	(982,129)	(24,262,478)
Net increase (decrease) from capital share transactions	2,125,657	(1,724,189)
Net increase (decrease) in net assets	2,080,928	(2,195,336)

Net assets:
Beginning of period	868,801	3,064,137
End of period	$2,949,729	$868,801
Accumulated net investment loss at end of period	$(5,166)	$(2,680)

Capital share activity:
Shares sold
A-Class	41,582	64,427
C-Class	566	4,126
H-Class	137,179	826,452
Shares redeemed
A-Class	(47,516)	(58,952)
C-Class	(2,096)	(12,294)
H-Class	(39,898)	(889,460)
Net increase (decrease) in shares	89,817	(65,701)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$24.92	$30.70	$30.76	$35.55	$44.64	$54.64
Income (loss) from investment operations:
Net investment income (loss)[b]	(.09)	(.28)	(.38)	(.48)	(.64)	(.84)
Net gain (loss) on investments (realized and unrealized)	(1.19)	(5.50)	.32	(4.31)	(8.45)	(9.16)
Total from investment operations	(1.28)	(5.78)	(.06)	(4.79)	(9.09)	(10.00)
Net asset value, end of period	$23.64	$24.92	$30.70	$30.76	$35.55	$44.64

Total Return[c]	(5.10%)	(18.89%)	(0.16%)	(13.47%)	(20.36%)	(18.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$75	$226	$111	$47	$93	$26
Ratios to average net assets:
Net investment income (loss)	(0.71%)	(1.02%)	(1.18%)	(1.40%)	(1.65%)	(1.52%)
Total expenses[d]	1.70%	1.68%	1.65%	1.66%	1.67%	1.64%
Portfolio turnover rate	—	120%	199%	38%	—	—

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$22.46	$27.89	$28.16	$32.78	$41.49	$51.18
Income (loss) from investment operations:
Net investment income (loss)[b]	(.16)	(.48)	(.59)	(.67)	(.90)	(1.14)
Net gain (loss) on investments (realized and unrealized)	(1.09)	(4.95)	.32	(3.95)	(7.81)	(8.55)
Total from investment operations	(1.25)	(5.43)	(.27)	(4.62)	(8.71)	(9.69)
Net asset value, end of period	$21.21	$22.46	$27.89	$28.16	$32.78	$41.49

Total Return[c]	(5.52%)	(19.51%)	(0.96%)	(14.09%)	(20.99%)	(18.93%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2	$36	$273	$89	$131	$216
Ratios to average net assets:
Net investment income (loss)	(1.45%)	(1.85%)	(2.00%)	(2.13%)	(2.40%)	(2.29%)
Total expenses[d]	2.45%	2.42%	2.41%	2.41%	2.42%	2.40%
Portfolio turnover rate	—	120%	199%	38%	—	—

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$24.90	$30.69	$30.70	$35.49	$44.59	$54.57
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.31)	(.42)	(.47)	(.66)	(.81)
Net gain (loss) on investments (realized and unrealized)	(1.19)	(5.48)	.41	(4.32)	(8.44)	(9.17)
Total from investment operations	(1.27)	(5.79)	(.01)	(4.79)	(9.10)	(9.98)
Net asset value, end of period	$23.63	$24.90	$30.69	$30.70	$35.49	$44.59

Total Return[c]	(5.10%)	(18.87%)	(0.07%)	(13.47%)	(20.39%)	(18.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,873	$606	$2,680	$3,015	$3,825	$1,409
Ratios to average net assets:
Net investment income (loss)	(0.68%)	(1.10%)	(1.32%)	(1.38%)	(1.65%)	(1.53%)
Total expenses[d]	1.70%	1.67%	1.65%	1.65%	1.67%	1.65%
Portfolio turnover rate	—	120%	199%	38%	—	—

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	January 23, 2001
H-Class	November 1, 2000

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	18.0%
Guggenheim Strategy Fund I	15.1%
Kite Pharma, Inc.	0.1%
Bluebird Bio, Inc.	0.1%
Exact Sciences Corp.	0.1%
Knight-Swift Transportation Holdings, Inc.	0.1%
MKS Instruments, Inc.	0.1%
Catalent, Inc.	0.1%
Aspen Technology, Inc.	0.1%
MGIC Investment Corp.	0.1%
Top Ten Total	33.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	11.56%	29.57%	18.05%	7.28%
A-Class Shares with sales charge‡	6.26%	23.42%	16.91%	6.76%
C-Class Shares	11.13%	28.59%	17.17%	6.46%
C-Class Shares with CDSC§	10.13%	27.59%	17.17%	6.46%
H-Class Shares	11.53%	29.40%	18.04%	7.26%
Russell 2000 Index	8.27%	20.74%	17.08%	9.90%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 24.3%

Financial - 6.2%
MGIC Investment Corp.*	458	$5,738
Starwood Waypoint Homes REIT	156	5,673
Gramercy Property Trust REIT	187	5,656
Umpqua Holdings Corp.	274	5,345
Wintrust Financial Corp.	68	5,324
Texas Capital Bancshares, Inc.*	61	5,233
IBERIABANK Corp.	63	5,174
Hancock Holding Co.	104	5,038
Radian Group, Inc.	269	5,027
CNO Financial Group, Inc.	211	4,924
Home BancShares, Inc.	194	4,899
Healthcare Realty Trust, Inc. REIT	150	4,850
Cousins Properties, Inc. REIT	518	4,837
Primerica, Inc.	57	4,647
RLJ Lodging Trust REIT	210	4,609
United Bankshares, Inc.	124	4,607
MB Financial, Inc.	101	4,547
Chemical Financial Corp.	87	4,547
Sunstone Hotel Investors, Inc. REIT	273	4,386
Stifel Financial Corp.	82	4,384
Investors Bancorp, Inc.	321	4,377
First Industrial Realty Trust, Inc. REIT	144	4,332
Sabra Health Care REIT, Inc. REIT	196	4,299
UMB Financial Corp.	56	4,171
LaSalle Hotel Properties REIT	142	4,120
GEO Group, Inc. REIT	152	4,088
Sterling Bancorp	163	4,017
Essent Group Ltd.*	99	4,010
Fulton Financial Corp.	211	3,956
Valley National Bancorp	320	3,856
Evercore, Inc. — Class A	48	3,852
Selective Insurance Group, Inc.	71	3,823
Physicians Realty Trust REIT	214	3,794
National Health Investors, Inc. REIT	49	3,787
Cathay General Bancorp	93	3,739
Washington Federal, Inc.	111	3,734
EastGroup Properties, Inc. REIT	42	3,701
Glacier Bancorp, Inc.	95	3,587
First Financial Bankshares, Inc.	78	3,526
Ellie Mae, Inc.*	42	3,449
BancorpSouth, Inc.	107	3,429
Ryman Hospitality Properties, Inc. REIT	54	3,374
First Citizens BancShares, Inc. — Class A	9	3,365
PS Business Parks, Inc. REIT	25	3,338
Community Bank System, Inc.	60	3,315
Education Realty Trust, Inc. REIT	92	3,306
South State Corp.	35	3,152
CVB Financial Corp.	129	3,118
Enstar Group Ltd.*	14	3,113
Washington Real Estate Investment Trust REIT	95	3,112
American Equity Investment Life Holding Co.	107	3,112
Old National Bancorp	166	3,038
QTS Realty Trust, Inc. — Class A REIT	58	3,037
Pebblebrook Hotel Trust REIT[1]	84	3,036
Columbia Banking System, Inc.	72	3,032
STAG Industrial, Inc. REIT	110	3,022
Great Western Bancorp, Inc.	73	3,013
Acadia Realty Trust REIT	105	3,005
WageWorks, Inc.*	49	2,974
First Midwest Bancorp, Inc.	126	2,951
Blackhawk Network Holdings, Inc.*	67	2,935
Urban Edge Properties REIT	121	2,919
Hope Bancorp, Inc.	161	2,851
Xenia Hotels & Resorts, Inc. REIT	134	2,821
Lexington Realty Trust REIT	269	2,749
Trustmark Corp.	83	2,749
DiamondRock Hospitality Co. REIT	248	2,716
RLI Corp.	47	2,696
Alexander & Baldwin, Inc.	58	2,688
International Bancshares Corp.	67	2,687
Mack-Cali Realty Corp. REIT	112	2,656
Eagle Bancorp, Inc.*	39	2,615
Kemper Corp.	49	2,597
Banner Corp.	42	2,574
Potlatch Corp. REIT	50	2,550
Retail Opportunity Investments Corp. REIT	133	2,528
United Community Banks, Inc.	88	2,512
Financial Engines, Inc.	72	2,502
Astoria Financial Corp.	115	2,472
Independent Bank Corp.	33	2,463
Rexford Industrial Realty, Inc. REIT	86	2,461
Bank of NT Butterfield & Son Ltd.	67	2,455
Hilltop Holdings, Inc.	93	2,418
LendingClub Corp.*	394	2,399
Genworth Financial, Inc. — Class A*	623	2,399
Invesco Mortgage Capital, Inc. REIT	139	2,381
LegacyTexas Financial Group, Inc.	59	2,355
Capitol Federal Financial, Inc.	159	2,336
Apollo Commercial Real Estate Finance, Inc. REIT	129	2,336
TowneBank	69	2,312
Renasant Corp.	53	2,274
LTC Properties, Inc. REIT	48	2,255
ServisFirst Bancshares, Inc.	58	2,253
Argo Group International Holdings Ltd.	36	2,214
Simmons First National Corp. — Class A	38	2,200
First Merchants Corp.	51	2,189
Government Properties Income Trust REIT	116	2,177
Terreno Realty Corp. REIT	60	2,171
Ameris Bancorp	45	2,160
BofI Holding, Inc.*,1	75	2,135
WesBanco, Inc.	52	2,133
Kite Realty Group Trust REIT	103	2,086
FCB Financial Holdings, Inc. — Class A*	43	2,077
Northwest Bancshares, Inc.	118	2,038
Provident Financial Services, Inc.	76	2,027
Summit Hotel Properties, Inc. REIT	126	2,015
Waddell & Reed Financial, Inc. — Class A	100	2,007

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Horace Mann Educators Corp.	51	$2,007
American Assets Trust, Inc. REIT	50	1,989
First Financial Bancorp	76	1,987
Chesapeake Lodging Trust REIT	73	1,969
NBT Bancorp, Inc.	53	1,946
Washington Prime Group, Inc. REIT	232	1,933
Kennedy-Wilson Holdings, Inc.	103	1,911
Union Bankshares Corp.	54	1,906
Berkshire Hills Bancorp, Inc.	49	1,899
Four Corners Property Trust, Inc. REIT	75	1,869
WSFS Financial Corp.	38	1,853
Westamerica Bancorporation	31	1,846
Select Income REIT REIT	78	1,827
Artisan Partners Asset Management, Inc. — Class A	56	1,826
Employers Holdings, Inc.	40	1,818
Quality Care Properties, Inc. REIT*	117	1,814
Pacific Premier Bancorp, Inc.*	48	1,812
CenterState Bank Corp.	67	1,796
Global Net Lease, Inc. REIT	82	1,795
HFF, Inc. — Class A	45	1,780
Walker & Dunlop, Inc.*	34	1,779
CBL & Associates Properties, Inc. REIT[1]	208	1,745
Park National Corp.	16	1,728
Boston Private Financial Holdings, Inc.	103	1,705
CareTrust REIT, Inc. REIT	89	1,695
First Commonwealth Financial Corp.	119	1,681
Agree Realty Corp. REIT	34	1,669
S&T Bancorp, Inc.	42	1,662
Moelis & Co. — Class A	38	1,636
PRA Group, Inc.*	57	1,633
Kearny Financial Corp.	106	1,627
CYS Investments, Inc. REIT	188	1,624
Tompkins Financial Corp.	18	1,551
Redwood Trust, Inc. REIT	95	1,548
Heartland Financial USA, Inc.	31	1,531
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	62	1,511
Third Point Reinsurance Ltd.*	95	1,482
Capital Bank Financial Corp. — Class A	36	1,478
First Busey Corp.	47	1,474
Lakeland Financial Corp.	30	1,462
Navigators Group, Inc.	25	1,459
WisdomTree Investments, Inc.[1]	143	1,456
Brookline Bancorp, Inc.	93	1,442
Seritage Growth Properties REIT[1]	31	1,428
Beneficial Bancorp, Inc.	86	1,428
PennyMac Mortgage Investment Trust REIT	82	1,426
AmTrust Financial Services, Inc.	105	1,413
RE/MAX Holdings, Inc. — Class A	22	1,398
Monmouth Real Estate Investment Corp. REIT	86	1,392
Franklin Street Properties Corp. REIT	130	1,381
Safety Insurance Group, Inc.	18	1,373
OM Asset Management plc	92	1,373
City Holding Co.	19	1,366
MBIA, Inc.*	156	1,357
ARMOUR Residential REIT, Inc. REIT	50	1,345
AMERISAFE, Inc.	23	1,339
FNFV Group*	78	1,338
National Storage Affiliates Trust REIT	55	1,333
Encore Capital Group, Inc.*	30	1,329
Independent Bank Group, Inc.	22	1,327
State Bank Financial Corp.	46	1,318
Aircastle Ltd.	59	1,315
Southside Bancshares, Inc.	35	1,273
Alexander’s, Inc. REIT	3	1,272
Ramco-Gershenson Properties Trust REIT	97	1,262
Sandy Spring Bancorp, Inc.	30	1,243
United Fire Group, Inc.	27	1,237
Infinity Property & Casualty Corp.	13	1,225
First Interstate BancSystem, Inc. — Class A	32	1,224
Nelnet, Inc. — Class A	24	1,212
Universal Health Realty Income Trust REIT	16	1,208
Hanmi Financial Corp.	39	1,207
First BanCorp*	235	1,203
Ladder Capital Corp. — Class A REIT	87	1,199
Parkway, Inc. REIT	52	1,198
BancFirst Corp.	21	1,192
Central Pacific Financial Corp.	37	1,191
Enterprise Financial Services Corp.	28	1,186
InfraREIT, Inc. REIT	53	1,186
Seacoast Banking Corporation of Florida*	49	1,171
Tier REIT, Inc. REIT	60	1,158
National General Holdings Corp.	60	1,147
Lakeland Bancorp, Inc.	56	1,142
Customers Bancorp, Inc.*	35	1,142
Capstead Mortgage Corp. REIT	118	1,139
United Financial Bancorp, Inc.	62	1,134
Banc of California, Inc.[1]	54	1,121
James River Group Holdings Ltd.	27	1,120
St. Joe Co.*	59	1,112
National Bank Holdings Corp. — Class A	31	1,106
MTGE Investment Corp. REIT	57	1,106
Meridian Bancorp, Inc.	59	1,100
Houlihan Lokey, Inc.	28	1,096
MainSource Financial Group, Inc.	30	1,076
OceanFirst Financial Corp.	39	1,072
Piper Jaffray Cos.	18	1,068
First Bancorp[1]	31	1,067
Cohen & Steers, Inc.	27	1,066
Heritage Financial Corp.	36	1,062
TriCo Bancshares	26	1,060
Univest Corporation of Pennsylvania	33	1,056
National Western Life Group, Inc. — Class A	3	1,047
Flushing Financial Corp.	35	1,040
Washington Trust Bancorp, Inc.	18	1,031
Stock Yards Bancorp, Inc.	27	1,026
1st Source Corp.	20	1,016
iStar, Inc. REIT*	86	1,015
TrustCo Bank Corp. NY	114	1,015

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Chatham Lodging Trust REIT	47	$1,002
German American Bancorp, Inc.	26	989
Ambac Financial Group, Inc.*	57	984
Stewart Information Services Corp.	26	982
Getty Realty Corp. REIT	34	973
FBL Financial Group, Inc. — Class A	13	969
Preferred Bank/Los Angeles CA	16	966
Flagstar Bancorp, Inc.*	27	958
Easterly Government Properties, Inc. REIT	46	951
New Senior Investment Group, Inc. REIT	102	933
Community Trust Bancorp, Inc.	20	930
Investment Technology Group, Inc.	42	930
Virtus Investment Partners, Inc.	8	928
CoBiz Financial, Inc.	47	923
Universal Insurance Holdings, Inc.	40	920
Bryn Mawr Bank Corp.	21	920
Northfield Bancorp, Inc.	53	920
Investors Real Estate Trust REIT	150	917
ConnectOne Bancorp, Inc.	37	910
PHH Corp.*	65	905
Hersha Hospitality Trust REIT	48	896
First of Long Island Corp.	29	883
Pennsylvania Real Estate Investment Trust REIT	84	881
NMI Holdings, Inc. — Class A*	71	880
Independence Realty Trust, Inc. REIT	86	875
Camden National Corp.	20	873
Saul Centers, Inc. REIT	14	867
Meta Financial Group, Inc.	11	862
NorthStar Realty Europe Corp. REIT	67	858
Diamond Hill Investment Group, Inc.	4	849
New York Mortgage Trust, Inc. REIT	138	849
PJT Partners, Inc. — Class A	22	843
Dime Community Bancshares, Inc.	39	839
Cass Information Systems, Inc.	13	825
Forestar Group, Inc.*	52	825
Oritani Financial Corp.	49	823
CU Bancorp*	21	814
HomeStreet, Inc.*	30	810
Guaranty Bancorp	29	806
First Potomac Realty Trust REIT	72	802
Greenlight Capital Re Ltd. — Class A*	37	801
Federal Agricultural Mortgage Corp. — Class C	11	800
Park Sterling Corp.	64	795
Horizon Bancorp	27	788
Urstadt Biddle Properties, Inc. — Class A REIT	36	781
Bridge Bancorp, Inc.	23	781
Kinsale Capital Group, Inc.	18	777
Armada Hoffler Properties, Inc. REIT	55	760
State National Companies, Inc.	36	756
Trupanion, Inc.*	28	739
International. FCStone, Inc.*	19	728
Pacific Continental Corp.	27	728
Great Southern Bancorp, Inc.	13	723
Peapack Gladstone Financial Corp.	21	709
Maiden Holdings Ltd.	89	708
Peoples Bancorp, Inc.	21	705
Anworth Mortgage Asset Corp. REIT	117	703
Preferred Apartment Communities, Inc. — Class A REIT	37	699
Mercantile Bank Corp.	20	698
Gladstone Commercial Corp. REIT	31	690
Nicolet Bankshares, Inc.*	12	690
Altisource Residential Corp. REIT	62	689
QCR Holdings, Inc.	15	683
Westwood Holdings Group, Inc.	10	673
Nationstar Mortgage Holdings, Inc.*	36	669
World Acceptance Corp.*	8	663
AG Mortgage Investment Trust, Inc. REIT	34	654
Carolina Financial Corp.	18	646
Heritage Commerce Corp.	45	640
Green Bancorp, Inc.*	27	639
Fidelity Southern Corp.	27	638
Ashford Hospitality Trust, Inc. REIT	95	634
First Defiance Financial Corp.	12	630
First Foundation, Inc.*	35	626
First Financial Corp.	13	619
TriState Capital Holdings, Inc.*	27	618
Triumph Bancorp, Inc.*	19	613
First Community Bancshares, Inc.	21	611
Southwest Bancorp, Inc.	22	606
Waterstone Financial, Inc.	31	605
FB Financial Corp.*	16	604
Midland States Bancorp, Inc.	19	602
Opus Bank*	25	600
CatchMark Timber Trust, Inc. — Class A REIT	47	593
Whitestone REIT — Class B REIT	45	587
Live Oak Bancshares, Inc.	25	586
Cedar Realty Trust, Inc. REIT	103	579
United Community Financial Corp.	60	576
Cowen, Inc. — Class A*	32	570
Independent Bank Corp.	25	566
Community Healthcare Trust, Inc. REIT	21	566
Bar Harbor Bankshares	18	564
Greenhill & Company, Inc.	34	564
Blue Hills Bancorp, Inc.	29	557
National Commerce Corp.*	13	556
Republic First Bancorp, Inc.*	60	555
People’s Utah Bancorp	17	552
Enova International, Inc.*	41	551
Marcus & Millichap, Inc.*	20	540
HomeTrust Bancshares, Inc.*	21	539
CorEnergy Infrastructure Trust, Inc. REIT	15	530
UMH Properties, Inc. REIT	34	529
Bank Mutual Corp.	52	528
State Auto Financial Corp.	20	525
Western Asset Mortgage Capital Corp. REIT	50	524
NexPoint Residential Trust, Inc. REIT	22	522
Access National Corp.	18	516

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Allegiance Bancshares, Inc.*	14	$515
Bancorp, Inc.*	61	504
Virtu Financial, Inc. — Class A1	31	502
Franklin Financial Network, Inc.*	14	499
City Office REIT, Inc. REIT	36	496
Arrow Financial Corp.	14	495
CNB Financial Corp.	18	492
Financial Institutions, Inc.	17	490
Veritex Holdings, Inc.*	18	485
OFG Bancorp	53	485
Old Second Bancorp, Inc.	36	484
Bank of Marin Bancorp	7	480
MidWestOne Financial Group, Inc.	14	473
Atlantic Capital Bancshares, Inc.*	26	472
Republic Bancorp, Inc. — Class A	12	467
Farmers National Banc Corp.	31	467
West Bancorporation, Inc.	19	464
Equity Bancshares, Inc. — Class A*	13	463
RMR Group, Inc. — Class A	9	462
First Mid-Illinois Bancshares, Inc.	12	461
R1 RCM, Inc.*	124	460
NewStar Financial, Inc.	39	458
Hamilton Lane, Inc. — Class A	17	456
First Connecticut Bancorp, Inc.	17	455
eHealth, Inc.*	19	454
Ocwen Financial Corp.*	131	451
Southern National Bancorp of Virginia, Inc.	26	442
Ares Commercial Real Estate Corp. REIT	33	439
One Liberty Properties, Inc. REIT	18	438
Enterprise Bancorp, Inc.	12	436
Fidelity & Guaranty Life	14	435
Sierra Bancorp	16	434
Peoples Financial Services Corp.	9	430
WashingtonFirst Bankshares, Inc.	12	427
Global Indemnity Ltd*	10	424
MedEquities Realty Trust, Inc. REIT	36	423
Heritage Insurance Holdings, Inc.[1]	32	423
Citizens, Inc.*,1	57	419
Clifton Bancorp, Inc.	25	418
Orchid Island Capital, Inc. REIT	41	418
PCSB Financial Corp.*	22	415
Dynex Capital, Inc. REIT	57	414
American National Bankshares, Inc.	10	412
Resource Capital Corp. REIT	37	399
First Bancorp, Inc.	13	394
HCI Group, Inc.	10	383
Hingham Institution for Savings	2	381
Farmers Capital Bank Corp.	9	378
Western New England Bancorp, Inc.	34	371
Farmers & Merchants Bancorp Incorporated/Archbold OH	10	365
Ladenburg Thalmann Financial Services, Inc.	126	363
Altisource Portfolio Solutions S.A.*,1	14	362
FRP Holdings, Inc.*	8	362
Farmland Partners, Inc. REIT	40	362
National Bankshares, Inc.	8	360
Investors Title Co.	2	358
Arlington Asset Investment Corp. — Class A	28	356
Citizens & Northern Corp.	14	344
United Insurance Holdings Corp.	21	342
PennyMac Financial Services, Inc. — Class A*	19	338
Capital City Bank Group, Inc.	14	336
Safeguard Scientifics, Inc.*	25	334
Summit Financial Group, Inc.	13	334
First Bancshares, Inc.	11	332
Sutherland Asset Management Corp. REIT	21	330
Ames National Corp.	11	328
Macatawa Bank Corp.	32	328
Redfin Corp.*	13	326
Sun Bancorp, Inc.	13	323
Century Bancorp, Inc. — Class A	4	320
Marlin Business Services Corp.	11	316
Regional Management Corp.*	13	315
Northrim BanCorp, Inc.	9	315
Ashford Hospitality Prime, Inc. REIT	33	314
Bluerock Residential Growth REIT, Inc. REIT	28	310
EMC Insurance Group, Inc.	11	310
MutualFirst Financial, Inc.	8	308
Codorus Valley Bancorp, Inc.	10	307
HarborOne Bancorp, Inc.*	16	301
Consolidated-Tomoka Land Co.	5	300
BSB Bancorp, Inc.*	10	300
Home Bancorp, Inc.	7	293
Southern Missouri Bancorp, Inc.	8	292
Southern First Bancshares, Inc.*	8	291
Central Valley Community Bancorp	13	290
GAIN Capital Holdings, Inc.	45	288
BankFinancial Corp.	18	286
Territorial Bancorp, Inc.	9	284
Paragon Commercial Corp.*	5	282
On Deck Capital, Inc.*	60	280
Old Line Bancshares, Inc.	10	280
Penns Woods Bancorp, Inc.	6	279
Charter Financial Corp.	15	278
TPG RE Finance Trust, Inc. REIT	14	277
KKR Real Estate Finance Trust, Inc.[1]	13	274
Cherry Hill Mortgage Investment Corp. REIT	15	272
Civista Bancshares, Inc.	12	268
Great Ajax Corp. REIT	19	268
Shore Bancshares, Inc.	16	266
Premier Financial Bancorp, Inc.	12	261
Evans Bancorp, Inc.	6	259
Bankwell Financial Group, Inc.	7	259
First Internet Bancorp	8	258
Bear State Financial, Inc.	25	257
Cadence BanCorp*	11	252
Timberland Bancorp, Inc.	8	251

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Community Bankers Trust Corp.*	27	$248
Baldwin & Lyons, Inc. — Class B	11	248
Jernigan Capital, Inc. REIT	12	247
Atlas Financial Holdings, Inc.*	13	246
Safety Income and Growth, Inc. REIT	13	242
Union Bankshares, Inc.	5	242
Investar Holding Corp.	10	241
MBT Financial Corp.	22	241
FNB Bancorp	7	237
Northeast Bancorp	9	235
Federated National Holding Co.	15	234
NI Holdings, Inc.*	13	233
LCNB Corp.	11	230
Bank of Commerce Holdings	20	230
Howard Bancorp, Inc.*	11	230
Norwood Financial Corp.	8	229
Pzena Investment Management, Inc. — Class A	21	229
First Business Financial Services, Inc.	10	228
Independence Holding Co.	9	227
WMIH Corp.*	239	227
Granite Point Mortgage Trust, Inc. REIT	12	225
Orrstown Financial Services, Inc.	9	224
First Northwest Bancorp*	13	222
C&F Financial Corp.	4	220
Owens Realty Mortgage, Inc. REIT	12	219
SmartFinancial, Inc.*	9	217
Capstar Financial Holdings, Inc.*	11	215
Associated Capital Group, Inc. — Class A	6	214
Malvern Bancorp, Inc.*	8	214
Peoples Bancorp of North Carolina, Inc.	6	214
Stratus Properties, Inc.	7	212
Riverview Bancorp, Inc.	25	210
SI Financial Group, Inc.	14	209
Sunshine Bancorp, Inc.*	9	209
Commerce Union Bancshares, Inc.	9	209
Oppenheimer Holdings, Inc. — Class A	12	208
Health Insurance Innovations, Inc. — Class A*	14	203
Entegra Financial Corp.*	8	200
Hallmark Financial Services, Inc.*	17	197
Xenith Bankshares, Inc.*	6	195
ACNB Corp.	7	194
Clipper Realty, Inc. REIT	18	193
Chemung Financial Corp.	4	188
Tiptree, Inc. — Class A	30	188
Prudential Bancorp, Inc.	10	185
Middlefield Banc Corp.	4	184
Ohio Valley Banc Corp.	5	182
ASB Bancorp, Inc.*	4	180
County Bancorp, Inc.	6	180
Crawford & Co. — Class B	15	179
Kingstone Companies, Inc.	11	179
GAMCO Investors, Inc. — Class A	6	179
Two River Bancorp	9	178
Unity Bancorp, Inc.	9	178
Donegal Group, Inc. — Class A	11	177
Community Financial Corp.	5	177
Pacific Mercantile Bancorp*	19	174
ESSA Bancorp, Inc.	11	173
Byline Bancorp, Inc.*	8	170
First Financial Northwest, Inc.	10	170
Impac Mortgage Holdings, Inc.*	13	170
BCB Bancorp, Inc.	12	167
Global Medical REIT, Inc.	18	162
Provident Financial Holdings, Inc.	8	157
Parke Bancorp, Inc.	7	155
Trinity Place Holdings, Inc.*	22	154
United Security Bancshares	16	152
Ellington Residential Mortgage REIT REIT	10	145
DNB Financial Corp.	4	141
First Guaranty Bancshares, Inc.	5	135
MidSouth Bancorp, Inc.	11	133
Silvercrest Asset Management Group, Inc. — Class A	9	131
Old Point Financial Corp.	4	130
Greene County Bancorp, Inc.	4	120
Provident Bancorp, Inc.*	5	116
Blue Capital Reinsurance Holdings Ltd.	7	115
Maui Land & Pineapple Company, Inc.*	8	112
Elevate Credit, Inc.*	18	110
Guaranty Bancshares, Inc.	3	96
RAIT Financial Trust REIT	113	82
Transcontinental Realty Investors, Inc.*	3	82
Oconee Federal Financial Corp.	2	56
California First National Bancorp	3	54
Medley Management, Inc. — Class A	7	43
Griffin Industrial Realty, Inc.	1	36
Fifth Street Asset Management, Inc.	9	35
Total Financial		640,027

Consumer, Non-cyclical - 5.3%
Kite Pharma, Inc.*	60	10,788
Bluebird Bio, Inc.*	55	7,553
Exact Sciences Corp.*	144	6,784
Catalent, Inc.*,1	155	6,187
HealthSouth Corp.	120	5,561
PAREXEL International Corp.*	62	5,460
Grand Canyon Education, Inc.*	58	5,267
Healthcare Services Group, Inc.	89	4,802
Brink’s Co.	57	4,802
Masimo Corp.*	55	4,760
PRA Health Sciences, Inc.*	60	4,569
Nektar Therapeutics*	184	4,415
Clovis Oncology, Inc.*	53	4,367
FibroGen, Inc.*	81	4,357
Deluxe Corp.	59	4,305
LivaNova plc*	60	4,204
Puma Biotechnology, Inc.*	35	4,190
Cantel Medical Corp.	44	4,143
Snyder’s-Lance, Inc.	107	4,082
Sanderson Farms, Inc.	25	4,038
Insulet Corp.*	72	3,966

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Chemed Corp.	19	$3,839
Integra LifeSciences Holdings Corp.*	76	3,836
Molina Healthcare, Inc.*	54	3,713
Portola Pharmaceuticals, Inc.*	67	3,620
Neogen Corp.*	46	3,563
Avis Budget Group, Inc.*	93	3,540
Darling Ingredients, Inc.*	202	3,539
Incorporated Research Holdings, Inc. — Class A*	67	3,504
Aaron’s, Inc.	79	3,447
NuVasive, Inc.*	62	3,439
Ligand Pharmaceuticals, Inc. — Class B*	25	3,403
On Assignment, Inc.*	63	3,382
Wright Medical Group N.V.*	130	3,363
ICU Medical, Inc.*	18	3,345
Blueprint Medicines Corp.*	48	3,344
Helen of Troy Ltd.*	34	3,295
Sarepta Therapeutics, Inc.*	72	3,266
Prestige Brands Holdings, Inc.*	65	3,256
Penumbra, Inc.*	36	3,251
Nevro Corp.*	35	3,181
Medicines Co.*	85	3,148
HealthEquity, Inc.*	62	3,136
Amicus Therapeutics, Inc.*	202	3,046
Prothena Corporation plc*	47	3,044
Cimpress N.V.*	31	3,027
Spark Therapeutics, Inc.*	33	2,942
Performance Food Group Co.*	104	2,938
Haemonetics Corp.*	65	2,917
Avexis, Inc.*	30	2,902
Lancaster Colony Corp.	24	2,883
ABM Industries, Inc.	69	2,878
Myriad Genetics, Inc.*	79	2,858
Insmed, Inc.*	91	2,840
Green Dot Corp. — Class A*	56	2,776
Adtalem Global Education, Inc.	77	2,760
Advisory Board Co.*	50	2,681
AMN Healthcare Services, Inc.*	58	2,651
Ironwood Pharmaceuticals, Inc. — Class A*	167	2,634
United Natural Foods, Inc.*	63	2,620
Array BioPharma, Inc.*	213	2,620
Sage Therapeutics, Inc.*	42	2,617
Globus Medical, Inc. — Class A*	88	2,615
Magellan Health, Inc.*	30	2,589
B&G Foods, Inc.[1]	81	2,580
Loxo Oncology, Inc.*	28	2,579
Halyard Health, Inc.*	57	2,567
Ultragenyx Pharmaceutical, Inc.*	48	2,556
Select Medical Holdings Corp.*	133	2,554
Horizon Pharma plc*	201	2,549
Merit Medical Systems, Inc.*	60	2,541
Halozyme Therapeutics, Inc.*	146	2,536
J&J Snack Foods Corp.	19	2,495
Korn/Ferry International	63	2,484
Vector Group Ltd.	121	2,471
Matthews International Corp. — Class A	39	2,428
Travelport Worldwide Ltd.	154	2,418
Supernus Pharmaceuticals, Inc.*	59	2,360
Monro, Inc.[1]	40	2,242
Teladoc, Inc.*,1	67	2,221
Sotheby’s*	48	2,213
NxStage Medical, Inc.*	80	2,208
Cambrex Corp.*	40	2,200
Owens & Minor, Inc.	75	2,190
Corcept Therapeutics, Inc.*	113	2,181
NutriSystem, Inc.	37	2,068
HMS Holdings Corp.*	104	2,065
Insperity, Inc.	23	2,024
Inogen, Inc.*	21	1,997
Integer Holdings Corp.*	39	1,995
Amedisys, Inc.*	35	1,959
LendingTree, Inc.*,1	8	1,956
Aerie Pharmaceuticals, Inc.*	40	1,944
WD-40 Co.	17	1,902
Fresh Del Monte Produce, Inc.	41	1,864
Bob Evans Farms, Inc.	24	1,860
Impax Laboratories, Inc.*	91	1,847
Pacira Pharmaceuticals, Inc.*	49	1,840
Tivity Health, Inc.*	45	1,836
FTI Consulting, Inc.*	51	1,809
CONMED Corp.[1]	34	1,784
Universal Corp.	31	1,776
Radius Health, Inc.*,1	46	1,773
Repligen Corp.*	46	1,763
Immunomedics, Inc.*	126	1,761
Theravance Biopharma, Inc.*	51	1,746
National Beverage Corp.	14	1,737
Boston Beer Company, Inc. — Class A*	11	1,718
TriNet Group, Inc.*	51	1,715
Momenta Pharmaceuticals, Inc.*	91	1,684
Tenet Healthcare Corp.*	101	1,659
Emergent BioSolutions, Inc.*	41	1,658
Central Garden & Pet Co. — Class A*	44	1,636
Cal-Maine Foods, Inc.*	39	1,603
ACCO Brands Corp.*	134	1,595
Dynavax Technologies Corp.*	74	1,591
Paylocity Holding Corp.*	32	1,562
Varex Imaging Corp.*	46	1,557
OraSure Technologies, Inc.*	69	1,553
MiMedx Group, Inc.*	129	1,533
Viad Corp.	25	1,523
Sangamo Therapeutics, Inc.*	101	1,515
Natus Medical, Inc.*	40	1,500
Hertz Global Holdings, Inc.*,1	67	1,498
Acceleron Pharma, Inc.*	40	1,493
Quidel Corp.*	34	1,491
Weight Watchers International, Inc.*	34	1,481
Herc Holdings, Inc.*	30	1,474
Calavo Growers, Inc.	20	1,464
Novocure Ltd.*,1	72	1,429
Global Blood Therapeutics, Inc.*	46	1,428

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

LHC Group, Inc.*	20	$1,418
Five Prime Therapeutics, Inc.*	34	1,391
Spectrum Pharmaceuticals, Inc.*	97	1,365
Hostess Brands, Inc.*	99	1,352
Atrion Corp.	2	1,344
Ensign Group, Inc.	59	1,333
Innoviva, Inc.*	94	1,327
McGrath RentCorp	30	1,313
Cardtronics plc — Class A*	57	1,312
Dermira, Inc.*	48	1,296
Coca-Cola Bottling Company Consolidated	6	1,295
Acorda Therapeutics, Inc.*	54	1,277
Analogic Corp.	15	1,256
Dean Foods Co.	113	1,229
Arena Pharmaceuticals, Inc.*	48	1,224
Diplomat Pharmacy, Inc.*	59	1,222
SpartanNash Co.	46	1,213
Abaxis, Inc.	27	1,206
EVERTEC, Inc.	75	1,189
Glaukos Corp.*	36	1,188
ICF International, Inc.*	22	1,187
Retrophin, Inc.*	47	1,170
TrueBlue, Inc.*	52	1,167
BioTelemetry, Inc.*	35	1,155
Strayer Education, Inc.	13	1,135
Andersons, Inc.	33	1,130
Alarm.com Holdings, Inc.*	25	1,130
REGENXBIO, Inc.*	34	1,120
Omeros Corp.*	51	1,103
Xencor, Inc.*	48	1,100
Cardiovascular Systems, Inc.*	39	1,098
Zogenix, Inc.*	31	1,087
PharMerica Corp.*	37	1,084
Akebia Therapeutics, Inc.*	55	1,082
Aimmune Therapeutics, Inc.*	43	1,066
K2M Group Holdings, Inc.*	50	1,061
Esperion Therapeutics, Inc.*	21	1,053
Anika Therapeutics, Inc.*	18	1,044
Orthofix International N.V.*	22	1,040
Luminex Corp.	51	1,037
Editas Medicine, Inc.*	43	1,032
Intersect ENT, Inc.*	33	1,028
CBIZ, Inc.*	63	1,024
SUPERVALU, Inc.*	47	1,022
TherapeuticsMD, Inc.*,1	192	1,016
ZIOPHARM Oncology, Inc.*	161	989
Capella Education Co.	14	982
Navigant Consulting, Inc.*	58	981
PTC Therapeutics, Inc.*	49	980
Epizyme, Inc.*	51	972
MGP Ingredients, Inc.	16	970
Vanda Pharmaceuticals, Inc.*	54	967
Alder Biopharmaceuticals, Inc.*	77	943
MyoKardia, Inc.*	22	943
Kelly Services, Inc. — Class A	37	928
Huron Consulting Group, Inc.*	27	926
US Physical Therapy, Inc.	15	922
Heron Therapeutics, Inc.*	57	921
CryoLife, Inc.*	40	908
Community Health Systems, Inc.*	118	906
RR Donnelley & Sons Co.	87	896
Enanta Pharmaceuticals, Inc.*	19	889
iRhythm Technologies, Inc.*	17	882
Quad/Graphics, Inc.	39	882
National Healthcare Corp.	14	876
Career Education Corp.*	84	873
AtriCure, Inc.*	39	872
SP Plus Corp.*	22	869
Inter Parfums, Inc.	21	866
Almost Family, Inc.*	16	859
Phibro Animal Health Corp. — Class A	23	852
Flexion Therapeutics, Inc.*	35	846
Synergy Pharmaceuticals, Inc.*	281	815
USANA Health Sciences, Inc.*	14	808
Landauer, Inc.	12	808
Tootsie Roll Industries, Inc.	21	798
ImmunoGen, Inc.*	104	796
AMAG Pharmaceuticals, Inc.*	43	793
Amphastar Pharmaceuticals, Inc.*	44	786
Medifast, Inc.	13	772
Genomic Health, Inc.*	24	770
AngioDynamics, Inc.*	45	769
NeoGenomics, Inc.*	69	768
K12, Inc.*	43	767
Ignyta, Inc.*	62	766
La Jolla Pharmaceutical Co.*	22	765
MacroGenics, Inc.*	41	758
Providence Service Corp.*	14	757
Revance Therapeutics, Inc.*	27	744
RPX Corp.*	56	744
Accelerate Diagnostics, Inc.*	33	741
John B Sanfilippo & Son, Inc.	11	740
Cytokinetics, Inc.*	51	740
Meridian Bioscience, Inc.	51	729
Paratek Pharmaceuticals, Inc.*	29	728
Foundation Medicine, Inc.*,1	18	724
Keryx Biopharmaceuticals, Inc.*,1	101	717
SciClone Pharmaceuticals, Inc.*	64	717
Kindred Healthcare, Inc.	105	714
Heska Corp.*	8	705
Cutera, Inc.*	17	703
TG Therapeutics, Inc.*	59	699
Triple-S Management Corp. — Class B*	29	687
LSC Communications, Inc.	41	677
LeMaitre Vascular, Inc.	18	674
PDL BioPharma, Inc.*	197	668
Pacific Biosciences of California, Inc.*	127	667
Eagle Pharmaceuticals, Inc.*,1	11	656
Achillion Pharmaceuticals, Inc.*	146	656
CytomX Therapeutics, Inc.*	36	654
CorVel Corp.*	12	653
Lexicon Pharmaceuticals, Inc.*,1	53	651

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Intra-Cellular Therapies, Inc.*	41	$647
Lannett Company, Inc.*,1	35	646
Aclaris Therapeutics, Inc.*	25	645
Coherus Biosciences, Inc.*	48	641
Progenics Pharmaceuticals, Inc.*	87	640
Laureate Education, Inc. — Class A*	44	640
AxoGen, Inc.*	33	639
STAAR Surgical Co.*	51	635
Invacare Corp.	40	630
Cross Country Healthcare, Inc.*	43	612
Ennis, Inc.	31	609
Rent-A-Center, Inc.[1]	53	608
Everi Holdings, Inc.*	79	600
Calithera Biosciences, Inc.*	38	599
Assembly Biosciences, Inc.*	17	594
Lantheus Holdings, Inc.*	33	587
e.l.f. Beauty, Inc.*,1	26	586
Kforce, Inc.	29	586
MoneyGram International, Inc.*	36	580
CAI International, Inc.*	19	576
Achaogen, Inc.*	36	574
Antares Pharma, Inc.*	177	573
Textainer Group Holdings Ltd.*	33	566
Aduro Biotech, Inc.*	51	543
Enzo Biochem, Inc.*	51	534
Audentes Therapeutics, Inc.*	19	532
Inovio Pharmaceuticals, Inc.*	83	526
ANI Pharmaceuticals, Inc.*	10	525
AnaptysBio, Inc.*	15	524
Weis Markets, Inc.	12	522
GenMark Diagnostics, Inc.*	54	520
RadNet, Inc.*	45	520
BioCryst Pharmaceuticals, Inc.*	99	519
Atara Biotherapeutics, Inc.*	31	513
Abeona Therapeutics, Inc.*	30	512
Iovance Biotherapeutics, Inc.*	66	512
Barrett Business Services, Inc.	9	509
Rockwell Medical, Inc.*	59	505
Central Garden & Pet Co.*	13	505
Forrester Research, Inc.	12	502
Resources Connection, Inc.	36	500
Akcea Therapeutics, Inc.*	18	498
Surmodics, Inc.*	16	496
Natera, Inc.*	38	490
Heidrick & Struggles International, Inc.	23	486
Carriage Services, Inc. — Class A	19	486
Team, Inc.*	36	481
Oxford Immunotec Global plc*	28	470
Emerald Expositions Events, Inc.	20	465
Chefs’ Warehouse, Inc.*	24	463
Ingles Markets, Inc. — Class A	18	463
Karyopharm Therapeutics, Inc.*	42	461
Endologix, Inc.*	102	455
National Research Corp. — Class A	12	452
Cara Therapeutics, Inc.*,1	33	452
Invitae Corp.*	48	450
Omega Protein Corp.	27	450
Biohaven Pharmaceutical Holding Company Ltd.*	12	449
Intellia Therapeutics, Inc.*	18	447
B. Riley Financial, Inc.	26	443
Hackett Group, Inc.	29	441
Vectrus, Inc.*	14	432
Exactech, Inc.*,1	13	428
Celldex Therapeutics, Inc.*	149	426
Seres Therapeutics, Inc.*	26	417
CRA International, Inc.	10	411
Depomed, Inc.*	70	405
Agenus, Inc.*	91	401
Geron Corp.*	184	401
Accuray, Inc.*	100	400
American Public Education, Inc.*	19	400
Novavax, Inc.*	349	398
BioScrip, Inc.*	144	396
Corbus Pharmaceuticals Holdings, Inc.*	55	393
Bellicum Pharmaceuticals, Inc.*	34	393
Capital Senior Living Corp.*	31	389
Rigel Pharmaceuticals, Inc.*	153	389
Adamas Pharmaceuticals, Inc.*,1	18	381
Tejon Ranch Co.*	18	380
Voyager Therapeutics, Inc.*	18	371
Civitas Solutions, Inc.*	20	369
Primo Water Corp.*	31	367
Farmer Brothers Co.*	11	361
NanoString Technologies, Inc.*	22	356
Sucampo Pharmaceuticals, Inc. — Class A*,1	30	354
Cerus Corp.*	128	349
Limoneira Co.	15	348
CSS Industries, Inc.	12	346
Revlon, Inc. — Class A*	14	344
Teligent, Inc.*	51	342
Reata Pharmaceuticals, Inc. — Class A*	11	342
Tactile Systems Technology, Inc.*,1	11	340
Great Lakes Dredge & Dock Corp.*	70	340
Cadiz, Inc.*	26	330
SEACOR Marine Holdings, Inc.*	21	328
WaVe Life Sciences Ltd.*	15	326
BioSpecifics Technologies Corp.*	7	326
ServiceSource International, Inc.*	94	325
Concert Pharmaceuticals, Inc.*	22	325
Addus HomeCare Corp.*	9	318
Tetraphase Pharmaceuticals, Inc.*	46	315
Stemline Therapeutics, Inc.*	28	311
Seneca Foods Corp. — Class A*	9	311
Aratana Therapeutics, Inc.*	50	307
RTI Surgical, Inc.*	67	305
Chimerix, Inc.*	57	299
Durect Corp.*	169	299
Idera Pharmaceuticals, Inc.*	133	297
Utah Medical Products, Inc.	4	294
Collegium Pharmaceutical, Inc.*	28	294

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Willdan Group, Inc.*	9	$292
Amplify Snack Brands, Inc.*,1	41	291
Medpace Holdings, Inc.*	9	287
Acacia Research Corp.*	62	282
Craft Brew Alliance, Inc.*	16	281
Jounce Therapeutics, Inc.*,1	18	280
Sientra, Inc.*	18	277
Entellus Medical, Inc.*	15	277
Neff Corp. — Class A*	11	275
NewLink Genetics Corp.*	27	275
Organovo Holdings, Inc.*	122	271
Kura Oncology, Inc.*	18	269
Edge Therapeutics, Inc.*	25	268
Insys Therapeutics, Inc.*	30	266
Corium International, Inc.*	24	266
BioTime, Inc.*	93	264
Veracyte, Inc.*	30	263
Athersys, Inc.*	126	260
Selecta Biosciences, Inc.*	14	256
MediciNova, Inc.*	40	255
Axovant Sciences Ltd.*	37	255
Care.com, Inc.*	16	254
G1 Therapeutics, Inc.*	10	249
Pieris Pharmaceuticals, Inc.*	43	248
Village Super Market, Inc. — Class A	10	247
Calyxt, Inc.*	10	245
FONAR Corp.*	8	244
Franklin Covey Co.*	12	244
Surgery Partners, Inc.*	23	238
Minerva Neurosciences, Inc.*	31	236
Ardelyx, Inc.*	42	235
Merrimack Pharmaceuticals, Inc.	16	230
Kala Pharmaceuticals, Inc.*	10	228
Madrigal Pharmaceuticals, Inc.*	5	225
Catalyst Pharmaceuticals, Inc.*	89	224
Pulse Biosciences, Inc.*	12	223
ChemoCentryx, Inc.*	30	223
Syros Pharmaceuticals, Inc.*	15	221
Bridgepoint Education, Inc.*	23	221
Smart & Final Stores, Inc.*	28	220
Neos Therapeutics, Inc.*	24	220
Clearside Biomedical, Inc.*	25	219
Immune Design Corp.*	21	217
Collectors Universe, Inc.	9	216
Natural Health Trends Corp.	9	215
Curis, Inc.*	144	215
Protagonist Therapeutics, Inc.*	12	212
ViewRay, Inc.*	36	207
Ra Pharmaceuticals, Inc.*	14	204
Kindred Biosciences, Inc.*	26	204
NantKwest, Inc.*	37	203
ARC Document Solutions, Inc.*	49	200
Cempra, Inc.*	59	192
Advaxis, Inc.*	45	188
Anavex Life Sciences Corp.*	45	186
Strongbridge Biopharma plc*	27	186
Fate Therapeutics, Inc.*	47	186
Ascent Capital Group, Inc. — Class A*	14	183
Fortress Biotech, Inc.*	41	181
American Renal Associates Holdings, Inc.*	12	180
Corvus Pharmaceuticals, Inc.*	11	175
Ocular Therapeutix, Inc.*	28	173
ConforMIS, Inc.*	49	172
Cascadian Therapeutics, Inc.*	42	172
Trevena, Inc.*	67	171
Conatus Pharmaceuticals, Inc.*	31	170
Quotient Ltd.*	34	168
Information Services Group, Inc.*	40	161
Athenex, Inc.*	9	158
Recro Pharma, Inc.*	17	153
BG Staffing, Inc.	9	149
Dova Pharmaceuticals, Inc.*	6	146
AAC Holdings, Inc.*	14	139
Miragen Therapeutics, Inc.*	15	137
Alico, Inc.	4	137
Nymox Pharmaceutical Corp.*	35	134
Novelion Therapeutics, Inc.*	19	134
Sienna Biopharmaceuticals, Inc.*	6	134
Nature’s Sunshine Products, Inc.	13	132
Syndax Pharmaceuticals, Inc.*	11	129
Tocagen, Inc.*	10	125
Zynerba Pharmaceuticals, Inc.*	14	117
Liberty Tax, Inc.	8	115
Otonomy, Inc.*	35	114
Cambium Learning Group, Inc.*	17	113
Asterias Biotherapeutics, Inc.*	33	112
XBiotech, Inc.*	25	109
Obalon Therapeutics, Inc.*	11	105
VBI Vaccines, Inc.*	27	104
Pendrell Corp.*	15	102
Turning Point Brands, Inc.*	6	102
Versartis, Inc.*	40	98
Viveve Medical, Inc.*	18	94
Matinas BioPharma Holdings, Inc.*	65	86
Natural Grocers by Vitamin Cottage, Inc.*	12	67
vTv Therapeutics, Inc. — Class A*	9	54
Lifeway Foods, Inc.*	6	53
Genesis Healthcare, Inc.*	46	53
Genocea Biosciences, Inc.*	36	53
Ovid therapeutics, Inc.*	6	51
CPI Card Group, Inc.	26	31
Oncocyte Corp.*	4	30
Total Consumer, Non-cyclical		548,216

Industrial - 3.5%
Knight-Swift Transportation Holdings, Inc.*	155	6,431
Curtiss-Wright Corp.	54	5,645
Littelfuse, Inc.	28	5,484
Woodward, Inc.	66	5,122
EMCOR Group, Inc.	73	5,064
Louisiana-Pacific Corp.*	180	4,875
SYNNEX Corp.	36	4,554

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Barnes Group, Inc.	62	$4,368
Summit Materials, Inc. — Class A*	133	4,260
Belden, Inc.	51	4,107
Kennametal, Inc.	99	3,994
Advanced Energy Industries, Inc.*	49	3,957
John Bean Technologies Corp.	39	3,944
Tech Data Corp.*	43	3,821
MasTec, Inc.*	82	3,805
EnerSys	54	3,735
Trinseo S.A.	55	3,691
RBC Bearings, Inc.*	28	3,503
Generac Holdings, Inc.*	75	3,445
Cree, Inc.*	121	3,411
KLX, Inc.*	64	3,388
Sanmina Corp.*	91	3,381
Moog, Inc. — Class A*	40	3,337
Tetra Tech, Inc.	71	3,304
Rexnord Corp.*	129	3,277
Dycom Industries, Inc.*	38	3,263
MSA Safety, Inc.	41	3,260
Itron, Inc.*	42	3,253
Trex Company, Inc.*	36	3,243
KBR, Inc.	178	3,183
Vishay Intertechnology, Inc.	167	3,140
Applied Industrial Technologies, Inc.	47	3,092
II-VI, Inc.*	75	3,086
Hillenbrand, Inc.	78	3,030
GATX Corp.	49	3,017
Aerojet Rocketdyne Holdings, Inc.*	86	3,011
TopBuild Corp.*	46	2,998
Rogers Corp.*	22	2,932
Esterline Technologies Corp.*	32	2,885
Granite Construction, Inc.	49	2,840
Golar LNG Ltd.	118	2,668
Masonite International Corp.*	37	2,560
Franklin Electric Company, Inc.	57	2,556
Simpson Manufacturing Company, Inc.	52	2,550
Worthington Industries, Inc.	55	2,530
Proto Labs, Inc.*	31	2,489
Universal Forest Products, Inc.	25	2,454
Mueller Industries, Inc.	70	2,447
Mueller Water Products, Inc. — Class A	189	2,419
JELD-WEN Holding, Inc.*	67	2,380
Exponent, Inc.	32	2,365
Watts Water Technologies, Inc. — Class A	34	2,353
KapStone Paper and Packaging Corp.	108	2,321
Plexus Corp.*	41	2,299
Brady Corp. — Class A	58	2,201
Builders FirstSource, Inc.*	120	2,159
Werner Enterprises, Inc.	59	2,156
Covanta Holding Corp.	145	2,153
Forward Air Corp.	37	2,118
Benchmark Electronics, Inc.*	62	2,117
EnPro Industries, Inc.	26	2,094
Chicago Bridge & Iron Company N.V.[1]	124	2,083
Harsco Corp.*	99	2,069
Albany International Corp. — Class A	36	2,065
OSI Systems, Inc.*	22	2,010
SPX FLOW, Inc.*	51	1,967
Saia, Inc.*	31	1,942
Atlas Air Worldwide Holdings, Inc.*	29	1,908
Kaman Corp.	34	1,897
Actuant Corp. — Class A	74	1,894
Greif, Inc. — Class A	32	1,873
Methode Electronics, Inc.	44	1,863
ESCO Technologies, Inc.	31	1,858
Triumph Group, Inc.	60	1,785
TTM Technologies, Inc.*	115	1,768
Patrick Industries, Inc.*	21	1,766
AAON, Inc.	51	1,758
Air Transport Services Group, Inc.*	72	1,752
Novanta, Inc.*	40	1,744
Altra Industrial Motion Corp.	36	1,732
Hub Group, Inc. — Class A*	40	1,718
Standex International Corp.	16	1,699
Apogee Enterprises, Inc.	35	1,689
Boise Cascade Co.*	48	1,675
Badger Meter, Inc.	34	1,666
Knowles Corp.*	109	1,664
Greenbrier Companies, Inc.	34	1,637
Fabrinet*	44	1,631
AZZ, Inc.	33	1,607
Comfort Systems USA, Inc.	45	1,607
Cubic Corp.	31	1,581
Sun Hydraulics Corp.	29	1,566
Federal Signal Corp.	73	1,553
Chart Industries, Inc.*	39	1,530
US Concrete, Inc.*,1	20	1,526
SPX Corp.*	52	1,526
Astec Industries, Inc.	27	1,512
TriMas Corp.*	56	1,512
Fitbit, Inc. — Class A*	216	1,503
Matson, Inc.	53	1,494
Applied Optoelectronics, Inc.*,1	23	1,487
Heartland Express, Inc.	59	1,480
Axon Enterprise, Inc.*,1	65	1,474
AAR Corp.	39	1,473
Raven Industries, Inc.	45	1,458
Tennant Co.	22	1,456
US Ecology, Inc.	27	1,453
GoPro, Inc. — Class A*	131	1,442
Manitowoc Company, Inc.*	158	1,422
Primoris Services Corp.	48	1,412
Multi-Color Corp.	17	1,393
Aerovironment, Inc.*	25	1,353
Advanced Disposal Services, Inc.*	53	1,335
Tutor Perini Corp.*	46	1,306
Alamo Group, Inc.	12	1,288
Kadant, Inc.	13	1,281
Argan, Inc.	19	1,278
Continental Building Products, Inc.*	48	1,248
Gibraltar Industries, Inc.*	40	1,246

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

KEMET Corp.*	57	$1,204
Lydall, Inc.*	21	1,203
Briggs & Stratton Corp.	51	1,199
Lindsay Corp.	13	1,195
Encore Wire Corp.	26	1,164
Kratos Defense & Security Solutions, Inc.*	89	1,164
Sturm Ruger & Company, Inc.	22	1,137
General Cable Corp.	60	1,131
Milacron Holdings Corp.*	66	1,113
CIRCOR International, Inc.	20	1,089
Ship Finance International Ltd.[1]	75	1,088
ArcBest Corp.	32	1,070
American Outdoor Brands Corp.*	69	1,052
AVX Corp.	57	1,039
Schneider National, Inc. — Class B	40	1,012
Marten Transport Ltd.	49	1,007
Chase Corp.	9	1,003
Hyster-Yale Materials Handling, Inc.	13	994
Quanex Building Products Corp.	43	987
NN, Inc.	34	986
CTS Corp.	40	964
Aegion Corp. — Class A*	41	954
Casella Waste Systems, Inc. — Class A*	49	921
Global Brass & Copper Holdings, Inc.	27	913
PGT Innovations, Inc.*	61	912
Columbus McKinnon Corp.	24	909
Scorpio Tankers, Inc.	259	888
Control4 Corp.*	30	884
GasLog Ltd.	50	873
Advanced Drainage Systems, Inc.	43	871
Caesarstone Ltd.*	28	834
TimkenSteel Corp.*	49	809
Astronics Corp.*	27	803
Atkore International Group, Inc.*	41	800
Griffon Corp.	36	799
FARO Technologies, Inc.*	20	765
NCI Building Systems, Inc.*	49	764
Gorman-Rupp Co.	22	717
Kimball Electronics, Inc.*	33	714
International Seaways, Inc.*	36	709
Stoneridge, Inc.*	34	674
Nordic American Tankers Ltd.	124	662
Echo Global Logistics, Inc.*	34	641
National Presto Industries, Inc.	6	639
VSE Corp.	11	625
Insteel Industries, Inc.	23	601
DXP Enterprises, Inc.*	19	598
Teekay Corp.	67	598
Mesa Laboratories, Inc.	4	597
Ichor Holdings Ltd.*	22	590
Myers Industries, Inc.	28	587
MYR Group, Inc.*	20	583
YRC Worldwide, Inc.*	42	580
Tredegar Corp.	32	576
Haynes International, Inc.	16	575
Frontline Ltd.	95	574
NV5 Global, Inc.*	10	547
Electro Scientific Industries, Inc.*	39	543
SunPower Corp. — Class A*,1	74	539
ZAGG, Inc.*	34	536
Scorpio Bulkers, Inc.*	73	515
Park-Ohio Holdings Corp.	11	502
Vicor Corp.*	21	496
Sterling Construction Company, Inc.*	32	487
NVE Corp.	6	474
GP Strategies Corp.*	15	463
Ply Gem Holdings, Inc.*	27	460
Armstrong Flooring, Inc.*	29	457
Greif, Inc. — Class B	7	450
Park Electrochemical Corp.	24	444
Covenant Transportation Group, Inc. — Class A*	15	435
Mistras Group, Inc.*	21	431
Ducommun, Inc.*	13	417
Heritage-Crystal Clean, Inc.*	18	392
DHT Holdings, Inc.	96	382
Bel Fuse, Inc. — Class B	12	374
Energy Recovery, Inc.*	45	356
Roadrunner Transportation Systems, Inc.*	37	353
Hudson Technologies, Inc.*	45	351
American Railcar Industries, Inc.	9	347
Hurco Companies, Inc.	8	333
Powell Industries, Inc.	11	330
Daseke, Inc.*	25	326
CECO Environmental Corp.	37	313
FreightCar America, Inc.	15	293
Vishay Precision Group, Inc.*	12	293
Energous Corp.*	23	291
Omega Flex, Inc.	4	287
Advanced Emissions Solutions, Inc.	26	285
Ardmore Shipping Corp.*	34	281
Sparton Corp.*	12	279
Costamare, Inc.	45	278
Layne Christensen Co.*	22	276
Olympic Steel, Inc.	12	264
Gener8 Maritime, Inc.*	58	262
LB Foster Co. — Class A*	11	250
Graham Corp.	12	250
Teekay Tankers Ltd. — Class A	151	245
Radiant Logistics, Inc.*	46	244
MicroVision, Inc.*	84	234
Hardinge, Inc.	15	229
Northwest Pipe Co.*	12	228
UFP Technologies, Inc.*	8	225
Orion Group Holdings, Inc.*	34	223
Eagle Bulk Shipping, Inc.*	48	217
LSB Industries, Inc.*	27	214
Universal Logistics Holdings, Inc.	10	205
Intevac, Inc.*	24	203
Allied Motion Technologies, Inc.	8	203
Lawson Products, Inc.*	8	202
Eastern Co.	7	201

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Babcock & Wilcox Enterprises, Inc.*	60	$200
Hill International, Inc.*	42	200
LSI Industries, Inc.	30	198
Core Molding Technologies, Inc.	9	197
Iteris, Inc.*	29	193
Ampco-Pittsburgh Corp.	11	191
IES Holdings, Inc.*	11	190
AquaVenture Holdings Ltd.*	14	189
Twin Disc, Inc.*	10	186
Navios Maritime Holdings, Inc.*	111	185
Fluidigm Corp.*	36	181
Gencor Industries, Inc.*	10	177
Safe Bulkers, Inc.*,1	59	162
Pure Cycle Corp.*	21	158
Dorian LPG Ltd.*	23	157
Overseas Shipholding Group, Inc. — Class A*	56	147
CyberOptics Corp.*	9	146
Napco Security Technologies, Inc.*	15	146
Aqua Metals, Inc.*	21	144
Handy & Harman Ltd.*	4	130
Navios Maritime Acquisition Corp.	102	124
Genco Shipping & Trading Ltd.*	9	104
Revolution Lighting Technologies, Inc.*,1	16	104
Forterra, Inc.*	23	104
Willis Lease Finance Corp.*	4	98
NL Industries, Inc.*	10	92
Akoustis Technologies, Inc.*	11	72
Nordic American Offshore Ltd.	5	7
Total Industrial		364,677

Consumer, Cyclical - 2.8%
Dana, Inc.	179	5,004
Texas Roadhouse, Inc. — Class A	82	4,030
Tenneco, Inc.	65	3,943
Beacon Roofing Supply, Inc.*	75	3,843
FirstCash, Inc.	59	3,727
Five Below, Inc.*	67	3,678
Jack in the Box, Inc.	36	3,670
Churchill Downs, Inc.	17	3,506
ILG, Inc.	131	3,502
Lithia Motors, Inc. — Class A	29	3,489
Cracker Barrel Old Country Store, Inc.[1]	23	3,487
LCI Industries	30	3,475
Wolverine World Wide, Inc.	117	3,374
Marriott Vacations Worldwide Corp.	27	3,363
Steven Madden Ltd.*	73	3,160
Anixter International, Inc.*	36	3,059
Scientific Games Corp. — Class A*	65	2,980
Big Lots, Inc.	55	2,946
UniFirst Corp.	19	2,878
Office Depot, Inc.	634	2,878
American Eagle Outfitters, Inc.	201	2,874
Planet Fitness, Inc. — Class A	105	2,833
Ollie’s Bargain Outlet Holdings, Inc.*	60	2,784
Dave & Buster’s Entertainment, Inc.*	53	2,781
SkyWest, Inc.	63	2,766
Navistar International Corp.*	62	2,733
Meritor, Inc.*	104	2,705
Boyd Gaming Corp.	103	2,683
Deckers Outdoor Corp.*	39	2,668
Herman Miller, Inc.	73	2,621
Cooper-Standard Holdings, Inc.*	22	2,551
KB Home	105	2,532
TRI Pointe Group, Inc.*	183	2,527
Papa John’s International, Inc.	34	2,484
Children’s Place, Inc.	21	2,481
Hawaiian Holdings, Inc.*	66	2,478
Cooper Tire & Rubber Co.	66	2,468
iRobot Corp.*	32	2,466
Penn National Gaming, Inc.*	105	2,456
SiteOne Landscape Supply, Inc.*	42	2,440
Dorman Products, Inc.*	34	2,435
PriceSmart, Inc.	27	2,410
Cheesecake Factory, Inc.	55	2,317
HNI Corp.	54	2,239
Columbia Sportswear Co.	36	2,217
Meritage Homes Corp.*	48	2,131
Buffalo Wild Wings, Inc.*	20	2,114
Bloomin’ Brands, Inc.	113	1,989
Allegiant Travel Co. — Class A	15	1,976
Red Rock Resorts, Inc. — Class A	84	1,945
Taylor Morrison Home Corp. — Class A*	87	1,918
Brinker International, Inc.[1]	60	1,912
Fox Factory Holding Corp.*	44	1,896
Group 1 Automotive, Inc.	26	1,884
Mobile Mini, Inc.	54	1,861
American Axle & Manufacturing Holdings, Inc.*	103	1,811
Core-Mark Holding Company, Inc.	56	1,800
La Quinta Holdings, Inc.*	101	1,768
Triton International Ltd.*	53	1,764
RH*,1	25	1,758
Installed Building Products, Inc.*	27	1,750
Winnebago Industries, Inc.	39	1,745
DSW, Inc. — Class A	81	1,740
BMC Stock Holdings, Inc.*	81	1,729
MDC Holdings, Inc.	51	1,694
Interface, Inc. — Class A	77	1,686
Callaway Golf Co.	116	1,674
Gentherm, Inc.*	45	1,672
Rush Enterprises, Inc. — Class A*	36	1,666
Wabash National Corp.	73	1,666
American Woodmark Corp.*	17	1,636
Steelcase, Inc. — Class A	106	1,632
IMAX Corp.*	72	1,631
Vista Outdoor, Inc.*	71	1,629
La-Z-Boy, Inc.	60	1,614
Caleres, Inc.	52	1,587
Select Comfort Corp.*	51	1,584
G-III Apparel Group Ltd.*	54	1,567
HSN, Inc.	40	1,562
Belmond Ltd. — Class A*	111	1,515

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Cavco Industries, Inc.*	10	$1,476
J.C. Penney Company, Inc.*	384	1,463
Eldorado Resorts, Inc.*	57	1,462
Chico’s FAS, Inc.	159	1,423
Pinnacle Entertainment, Inc.*	66	1,406
Asbury Automotive Group, Inc.*	23	1,405
Lumber Liquidators Holdings, Inc.*	35	1,364
ScanSource, Inc.*	30	1,310
Standard Motor Products, Inc.	27	1,303
Sonic Corp.	51	1,298
Caesars Acquisition Co. — Class A*	60	1,287
Oxford Industries, Inc.	20	1,271
Guess?, Inc.	74	1,260
Abercrombie & Fitch Co. — Class A	84	1,213
GMS, Inc.*	34	1,204
Knoll, Inc.	60	1,200
Wingstop, Inc.[1]	36	1,197
Modine Manufacturing Co.*	62	1,194
Camping World Holdings, Inc. — Class A	29	1,181
Universal Electronics, Inc.*	18	1,141
H&E Equipment Services, Inc.	39	1,139
International Speedway Corp. — Class A	31	1,116
Liberty TripAdvisor Holdings, Inc. — Class A*	90	1,112
SeaWorld Entertainment, Inc.*,1	85	1,104
Red Robin Gourmet Burgers, Inc.*	16	1,072
Dillard’s, Inc. — Class A1	19	1,065
Douglas Dynamics, Inc.	27	1,064
Denny’s Corp.*	85	1,058
LGI Homes, Inc.*	21	1,020
Ethan Allen Interiors, Inc.	31	1,004
AMC Entertainment Holdings, Inc. — Class A1	68	1,000
Caesars Entertainment Corp.*,1	71	948
DineEquity, Inc.	21	903
Shake Shack, Inc. — Class A*	27	897
Kimball International, Inc. — Class B	45	890
Crocs, Inc.*,1	91	883
Tailored Brands, Inc.[1]	60	866
PetMed Express, Inc.	25	829
M/I Homes, Inc.*	30	802
BJ’s Restaurants, Inc.*	26	792
Ruth’s Hospitality Group, Inc.	37	775
GNC Holdings, Inc. — Class A1	83	734
Beazer Homes USA, Inc.*	39	731
Unifi, Inc.*	20	713
Malibu Boats, Inc. — Class A*	22	696
William Lyon Homes — Class A*	30	690
Tower International, Inc.	25	680
Motorcar Parts of America, Inc.*	23	678
Sonic Automotive, Inc. — Class A	33	673
Hooker Furniture Corp.	14	669
Conn’s, Inc.*	23	647
Express, Inc.*	95	642
Wesco Aircraft Holdings, Inc.*	68	639
Genesco, Inc.*	24	638
Marcus Corp.	23	637
Del Taco Restaurants, Inc.*	41	629
Regis Corp.*	44	628
Nautilus, Inc.*	37	625
Titan International, Inc.	61	619
Fiesta Restaurant Group, Inc.*	32	608
Essendant, Inc.	46	606
Haverty Furniture Companies, Inc.	23	601
Buckle, Inc.[1]	35	590
Finish Line, Inc. — Class A1	49	589
EZCORP, Inc. — Class A*	61	580
Century Communities, Inc.*	23	568
Horizon Global Corp.*	32	564
Barnes & Noble, Inc.	74	562
Tile Shop Holdings, Inc.	42	533
Movado Group, Inc.	19	532
National CineMedia, Inc.	76	530
Ascena Retail Group, Inc.*	213	522
Monarch Casino & Resort, Inc.*	13	514
MarineMax, Inc.*	31	513
Johnson Outdoors, Inc. — Class A	7	513
Superior Industries International, Inc.	30	500
Acushnet Holdings Corp.[1]	28	497
Bassett Furniture Industries, Inc.	13	490
Fossil Group, Inc.*,1	52	485
Spartan Motors, Inc.	43	475
Eros International plc*	33	472
Freshpet, Inc.*	30	470
MCBC Holdings, Inc.*	23	469
Carrols Restaurant Group, Inc.*	43	469
Daktronics, Inc.	44	465
Party City Holdco, Inc.*	34	461
Flexsteel Industries, Inc.	9	456
Veritiv Corp.*	14	455
PICO Holdings, Inc.*	27	451
REV Group, Inc.	15	431
Culp, Inc.	13	426
Pier 1 Imports, Inc.	101	423
PC Connection, Inc.	15	423
Chuy’s Holdings, Inc.*	20	421
Zumiez, Inc.*	23	416
Cato Corp. — Class A1	30	397
Winmark Corp.	3	395
Del Frisco’s Restaurant Group, Inc.*	27	393
Miller Industries, Inc.	14	391
Hibbett Sports, Inc.*	27	385
Perry Ellis International, Inc.*	16	379
America’s Car-Mart, Inc.*	9	370
Systemax, Inc.	14	370
Citi Trends, Inc.	18	358
Titan Machinery, Inc.*	23	357
Iconix Brand Group, Inc.*	62	353
Potbelly Corp.*	28	347
Shoe Carnival, Inc.[1]	15	336
Biglari Holdings, Inc.*	1	333
Francesca’s Holdings Corp.*	45	331

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Reading International, Inc. — Class A*	21	$330
Habit Restaurants, Inc. — Class A*	25	326
Golden Entertainment, Inc.*	13	317
El Pollo Loco Holdings, Inc.*	26	316
Barnes & Noble Education, Inc.*	48	312
Rush Enterprises, Inc. — Class B*	7	305
Speedway Motorsports, Inc.	14	298
Hovnanian Enterprises, Inc. — Class A*	153	295
Zoe’s Kitchen, Inc.*	23	290
Fred’s, Inc. — Class A1	45	290
Bojangles’, Inc.*	21	284
Drive Shack, Inc.	77	278
Green Brick Partners, Inc.*	28	277
AV Homes, Inc.*	16	274
RCI Hospitality Holdings, Inc.	11	272
Lindblad Expeditions Holdings, Inc.*	25	268
Libbey, Inc.	27	250
PetIQ, Inc.*	9	244
Duluth Holdings, Inc. — Class B*	12	243
Nexeo Solutions, Inc.*	32	234
Superior Uniform Group, Inc.	10	229
Kirkland’s, Inc.*	20	229
Commercial Vehicle Group, Inc.*	31	228
Weyco Group, Inc.	8	227
Foundation Building Materials, Inc.*	16	226
Nathan’s Famous, Inc.*	3	222
Vera Bradley, Inc.*	25	220
Lifetime Brands, Inc.	12	220
VOXX International Corp. — Class A*	25	214
Century Casinos, Inc.*	26	213
Huttig Building Products, Inc.*	29	205
Big 5 Sporting Goods Corp.[1]	26	199
Sportsman’s Warehouse Holdings, Inc.*,1	44	198
Clarus Corp.*	26	195
Delta Apparel, Inc.*	9	194
Tilly’s, Inc. — Class A	16	192
J Alexander’s Holdings, Inc.*	16	186
Blue Bird Corp.*	9	185
New Home Company, Inc.*	16	179
Escalade, Inc.	13	177
Red Lion Hotels Corp.*	20	173
PCM, Inc.*	12	168
Marine Products Corp.	10	161
At Home Group, Inc.*	7	160
Ruby Tuesday, Inc.*	73	156
Build-A-Bear Workshop, Inc. — Class A*	17	156
J. Jill, Inc.*,1	14	152
Fogo De Chao, Inc.*	12	149
Sequential Brands Group, Inc.*	49	147
Castle Brands, Inc.*,1	108	145
Vitamin Shoppe, Inc.*	27	144
Boot Barn Holdings, Inc.*,1	16	142
Gaia, Inc.*	11	132
EnviroStar, Inc.	4	111
Sears Holdings Corp.*	15	110
Empire Resorts, Inc.*	4	89
Container Store Group, Inc.*	20	84
Inspired Entertainment, Inc.*	5	66
Noodles & Co.*	14	62
CompX International, Inc.	3	46
Total Consumer, Cyclical		289,781

Technology - 2.5%
MKS Instruments, Inc.	66	6,233
Aspen Technology, Inc.*	93	5,842
Medidata Solutions, Inc.*	69	5,387
EPAM Systems, Inc.*	61	5,363
Fair Isaac Corp.	38	5,339
Monolithic Power Systems, Inc.	49	5,220
MAXIMUS, Inc.	79	5,095
Blackbaud, Inc.	58	5,092
Entegris, Inc.*	175	5,049
Paycom Software, Inc.*	60	4,498
Integrated Device Technology, Inc.*	165	4,386
j2 Global, Inc.	58	4,285
Cirrus Logic, Inc.*	79	4,212
CACI International, Inc. — Class A*	30	4,180
Lumentum Holdings, Inc.*	75	4,076
Silicon Laboratories, Inc.*	51	4,075
Science Applications International Corp.	54	3,610
HubSpot, Inc.*	41	3,446
NetScout Systems, Inc.*	106	3,429
ACI Worldwide, Inc.*	144	3,280
Verint Systems, Inc.*	77	3,222
Allscripts Healthcare Solutions, Inc.*	225	3,202
2U, Inc.*	54	3,026
Semtech Corp.*	80	3,004
Convergys Corp.	115	2,977
Mercury Systems, Inc.*	57	2,957
CommVault Systems, Inc.*	48	2,918
RealPage, Inc.*	73	2,913
VeriFone Systems, Inc.*	138	2,799
Envestnet, Inc.*	53	2,703
Power Integrations, Inc.	36	2,635
Cornerstone OnDemand, Inc.*	64	2,599
Pegasystems, Inc.	45	2,594
Brooks Automation, Inc.	84	2,550
Cabot Microelectronics Corp.	31	2,478
Electronics for Imaging, Inc.*	58	2,475
ExlService Holdings, Inc.*	41	2,391
Acxiom Corp.*	97	2,390
Twilio, Inc. — Class A*,1	77	2,298
Omnicell, Inc.*	45	2,297
Progress Software Corp.	59	2,252
MACOM Technology Solutions Holdings, Inc.*	50	2,231
Diebold Nixdorf, Inc.[1]	94	2,148
Inphi Corp.*	52	2,064
Insight Enterprises, Inc.*	44	2,020
Qualys, Inc.*	39	2,020
Ambarella, Inc.*,1	40	1,960
Ebix, Inc.	30	1,958
Callidus Software, Inc.*	79	1,947

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

BroadSoft, Inc.*	38	$1,911
Box, Inc. — Class A*	97	1,874
Pure Storage, Inc. — Class A*	116	1,855
Rambus, Inc.*	138	1,842
3D Systems Corp.*,1	135	1,808
New Relic, Inc.*	36	1,793
MaxLinear, Inc. — Class A*	75	1,781
Synaptics, Inc.*	42	1,646
CSG Systems International, Inc.	41	1,644
Cotiviti Holdings, Inc.*	45	1,619
Bottomline Technologies de, Inc.*	49	1,560
Five9, Inc.*	65	1,554
Nutanix, Inc. — Class A*,1	69	1,545
MicroStrategy, Inc. — Class A*	12	1,533
XPERI CORP.	60	1,518
FormFactor, Inc.*	89	1,500
Diodes, Inc.*	48	1,437
Sykes Enterprises, Inc.*	49	1,429
ManTech International Corp. — Class A	32	1,413
Stratasys Ltd.*	61	1,410
MINDBODY, Inc. — Class A*	52	1,344
Amkor Technology, Inc.*	126	1,329
Inovalon Holdings, Inc. — Class A*	77	1,313
Virtusa Corp.*	34	1,285
Ultra Clean Holdings, Inc.*	41	1,255
Veeco Instruments, Inc.*	58	1,241
SPS Commerce, Inc.*	21	1,191
Coupa Software, Inc.*	37	1,153
Evolent Health, Inc. — Class A*,1	64	1,139
MTS Systems Corp.	21	1,122
CEVA, Inc.*	26	1,113
Vocera Communications, Inc.*	35	1,098
Super Micro Computer, Inc.*	49	1,083
Axcelis Technologies, Inc.*	37	1,012
Quality Systems, Inc.*	64	1,007
Hortonworks, Inc.*	59	1,000
Rudolph Technologies, Inc.*	38	999
Monotype Imaging Holdings, Inc.	51	982
Cray, Inc.*	50	973
Varonis Systems, Inc.*	23	964
Impinj, Inc.*,1	22	915
LivePerson, Inc.*	67	908
Donnelley Financial Solutions, Inc.*	41	884
Instructure, Inc.*	26	862
Nanometrics, Inc.*	29	835
Silver Spring Networks, Inc.*	51	825
Syntel, Inc.*	41	806
Lattice Semiconductor Corp.*	152	792
Cohu, Inc.	33	787
PROS Holdings, Inc.*	32	772
CommerceHub, Inc.*	36	769
Engility Holdings, Inc.*	22	763
Barracuda Networks, Inc.*	31	751
IXYS Corp.*	31	735
Photronics, Inc.*	82	726
TeleTech Holdings, Inc.	17	710
SMART Global Holdings, Inc.*	25	670
Carbonite, Inc.*	30	660
Xcerra Corp.*	67	660
Blackline, Inc.*	19	648
Workiva, Inc.*	31	646
InnerWorkings, Inc.*	57	641
Benefitfocus, Inc.*,1	19	639
MuleSoft, Inc. — Class A*	30	604
Actua Corp.*	38	581
Everbridge, Inc.*	21	555
Appfolio, Inc. — Class A*	11	527
Unisys Corp.*	62	527
PDF Solutions, Inc.*	34	527
Bazaarvoice, Inc.*	103	510
Synchronoss Technologies, Inc.*	53	494
Glu Mobile, Inc.*,1	129	485
KeyW Holding Corp.*,1	59	449
Digimarc Corp.*	12	439
Model N, Inc.*	29	434
AXT, Inc.*	46	421
Computer Programs & Systems, Inc.	14	414
QAD, Inc. — Class A	12	412
Exa Corp.*	17	411
Apptio, Inc. — Class A*	22	406
Alpha & Omega Semiconductor Ltd.*	24	396
CommerceHub, Inc.*	17	384
American Software, Inc. — Class A	33	375
Mitek Systems, Inc.*	39	371
pdvWireless, Inc.*	12	358
DSP Group, Inc.*	27	351
Castlight Health, Inc. — Class B*	80	344
Digi International, Inc.*	32	339
Presidio, Inc.*	23	325
Kopin Corp.*	76	317
Brightcove, Inc.*	43	310
DMC Global, Inc.	18	304
USA Technologies, Inc.*	48	300
Sigma Designs, Inc.*	47	296
Tabula Rasa HealthCare, Inc.*	11	294
Immersion Corp.*	36	294
Cloudera, Inc.*,1	17	283
EMCORE Corp.*	33	271
MobileIron, Inc.*	68	252
Maxwell Technologies, Inc.*	45	231
Agilysys, Inc.*	19	227
Alteryx, Inc. — Class A*	11	224
Planet Payment, Inc.*	52	223
Rosetta Stone, Inc.*	21	214
Quantum Corp.*	34	208
Simulations Plus, Inc.	13	202
Park City Group, Inc.*	16	194
Amber Road, Inc.*	25	192
Upland Software, Inc.*	9	190
Avid Technology, Inc.*	41	186
ExOne Co.*	15	170
Pixelworks, Inc.*	35	165

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Eastman Kodak Co.*	21	$154
StarTek, Inc.*	13	153
Veritone, Inc.*	3	136
GSI Technology, Inc.*	18	131
SecureWorks Corp. — Class A*	10	124
Cogint, Inc.*	25	123
NantHealth, Inc.*	22	91
Radisys Corp.*	45	62
Majesco*	7	35
Total Technology		255,799

Communications - 1.5%
GrubHub, Inc.*	107	5,634
Proofpoint, Inc.*	53	4,622
ViaSat, Inc.*	66	4,244
Yelp, Inc. — Class A*	96	4,156
Ciena Corp.*	176	3,866
Stamps.com, Inc.*	19	3,849
Zendesk, Inc.*	121	3,522
Nexstar Media Group, Inc. — Class A	56	3,490
RingCentral, Inc. — Class A*	77	3,215
InterDigital, Inc.	42	3,097
Finisar Corp.*	138	3,058
New York Times Co. — Class A	156	3,058
Sinclair Broadcast Group, Inc. — Class A	90	2,885
TiVo Corp.	145	2,878
Meredith Corp.	49	2,720
DigitalGlobe, Inc.*	76	2,679
Viavi Solutions, Inc.*	283	2,677
Cogent Communications Holdings, Inc.	51	2,494
Etsy, Inc.*	143	2,414
Cars.com, Inc.*,1	89	2,368
Groupon, Inc. — Class A*	421	2,189
Straight Path Communications, Inc. — Class B*	12	2,168
Shenandoah Telecommunications Co.	58	2,158
Shutterfly, Inc.*	42	2,036
Vonage Holdings Corp.*	247	2,011
NETGEAR, Inc.*	40	1,904
Gigamon, Inc.*	45	1,897
Plantronics, Inc.	41	1,813
Trade Desk, Inc. — Class A*	29	1,784
Imperva, Inc.*	41	1,779
Oclaro, Inc.*,1	204	1,761
Chegg, Inc.*	116	1,721
Time, Inc.	123	1,661
Extreme Networks, Inc.*	135	1,605
MSG Networks, Inc. — Class A*	75	1,590
Q2 Holdings, Inc.*	38	1,583
Infinera Corp.*	178	1,579
ePlus, Inc.*	17	1,572
Ubiquiti Networks, Inc.*,1	28	1,569
Consolidated Communications Holdings, Inc.	81	1,545
Houghton Mifflin Harcourt Co.*	128	1,542
8x8, Inc.*	110	1,485
ADTRAN, Inc.	60	1,440
Quotient Technology, Inc.*	91	1,424
EW Scripps Co. — Class A*	71	1,357
NIC, Inc.	79	1,355
General Communication, Inc. — Class A*	33	1,346
TrueCar, Inc.*	85	1,342
Scholastic Corp.	35	1,302
Blucora, Inc.*	51	1,290
Gannett Company, Inc.	142	1,278
Gray Television, Inc.*	80	1,256
West Corp.	53	1,244
GTT Communications, Inc.*	38	1,203
Web.com Group, Inc.*	47	1,175
Frontier Communications Corp.[1]	97	1,144
World Wrestling Entertainment, Inc. — Class A	48	1,130
Acacia Communications, Inc.*,1	23	1,083
Iridium Communications, Inc.*,1	104	1,071
Liberty Media Corporation-Liberty Braves — Class C*	42	1,061
Cincinnati Bell, Inc.*	51	1,012
CalAmp Corp.*	43	1,000
Boingo Wireless, Inc.*	45	962
New Media Investment Group, Inc.	63	932
Globalstar, Inc.*	549	895
ORBCOMM, Inc.*	81	848
Perficient, Inc.*	43	846
Gogo, Inc.*,1	71	839
Bankrate, Inc.*	58	809
Loral Space & Communications, Inc.*	16	792
Shutterstock, Inc.*	23	766
MDC Partners, Inc. — Class A*	68	748
HealthStream, Inc.*	32	748
Tucows, Inc. — Class A*	12	703
ATN International, Inc.	13	685
Overstock.com, Inc.*	21	624
Angie’s List, Inc.*	50	623
Endurance International Group Holdings, Inc.*	72	590
XO Group, Inc.*	30	590
Comtech Telecommunications Corp.	28	575
Lumos Networks Corp.*	27	484
Entravision Communications Corp. — Class A	82	467
Rapid7, Inc.*	26	458
A10 Networks, Inc.*	60	454
Sonus Networks, Inc.*	59	451
VASCO Data Security International, Inc.*	37	446
Quantenna Communications, Inc.*	26	437
Internap Corp.*	99	431
Windstream Holdings, Inc.	235	416
Central European Media Enterprises Ltd. — Class A*	102	413
Okta, Inc.*,1	14	395
WideOpenWest, Inc.*	26	392
Entercom Communications Corp. — Class A1	34	389
Spok Holdings, Inc.	25	384

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Limelight Networks, Inc.*	93	$369
tronc, Inc.*	25	363
ChannelAdvisor Corp.*	31	357
QuinStreet, Inc.*	45	331
Zix Corp.*	67	328
1-800-Flowers.com, Inc. — Class A*	32	315
Liberty Media Corporation-Liberty Braves — Class A*	12	304
Harmonic, Inc.*	98	299
Meet Group, Inc.*	82	298
IDT Corp. — Class B	21	296
RigNet, Inc.*	17	292
TechTarget, Inc.*	24	287
Carvana Co.*	19	279
FTD Companies, Inc.*	21	274
Preformed Line Products Co.	4	269
Calix, Inc.*	53	268
HC2 Holdings, Inc.*	50	264
VirnetX Holding Corp.*	63	246
Telenav, Inc.*	38	241
KVH Industries, Inc.*	20	239
Hawaiian Telcom Holdco, Inc.*	8	239
Saga Communications, Inc. — Class A	5	228
Hemisphere Media Group, Inc.*	19	227
NeoPhotonics Corp.*	40	222
Ooma, Inc.*	21	222
Daily Journal Corp.*	1	219
Global Eagle Entertainment, Inc.*	63	215
Rubicon Project, Inc.*	55	214
Intelsat S.A.*	45	212
Lands’ End, Inc.*	16	211
Clear Channel Outdoor Holdings, Inc. — Class A	44	205
Yext, Inc.*	15	199
Reis, Inc.	11	198
Clearfield, Inc.*	14	190
Liquidity Services, Inc.*	32	189
Aerohive Networks, Inc.*	39	160
Corindus Vascular Robotics, Inc.*	104	158
DHI Group, Inc.*	60	156
RealNetworks, Inc.*	30	144
Townsquare Media, Inc. — Class A*	11	110
Leaf Group Ltd.*	15	104
Salem Media Group, Inc. — Class A	14	92
Ominto, Inc.*	17	77
Beasley Broadcast Group, Inc. — Class A	6	70
Value Line, Inc.	1	18
Total Communications		160,181

Energy - 0.9%
PDC Energy, Inc.*	82	4,021
Matador Resources Co.*	111	3,015
Callon Petroleum Co.*	248	2,788
Oasis Petroleum, Inc.*	292	2,663
Delek US Holdings, Inc.	96	2,566
McDermott International, Inc.*	351	2,551
SRC Energy, Inc.*	247	2,388
SemGroup Corp. — Class A	82	2,358
Ensco plc — Class A1	377	2,251
Peabody Energy Corp.*	76	2,205
Pattern Energy Group, Inc.	87	2,096
Ultra Petroleum Corp.*	241	2,089
Dril-Quip, Inc.*	47	2,074
Superior Energy Services, Inc.*	189	2,019
MRC Global, Inc.*	111	1,941
Arch Coal, Inc. — Class A	27	1,937
Rowan Companies plc — Class A*	144	1,850
NOW, Inc.*	133	1,837
C&J Energy Services, Inc.*	57	1,708
Carrizo Oil & Gas, Inc.*	95	1,627
Oil States International, Inc.*	63	1,597
Noble Corporation plc*	302	1,389
Forum Energy Technologies, Inc.*	85	1,352
Unit Corp.*	65	1,338
TerraForm Power, Inc. — Class A*	99	1,309
Helix Energy Solutions Group, Inc.*	173	1,278
Exterran Corp.*	40	1,264
Diamond Offshore Drilling, Inc.*,1	80	1,160
Archrock, Inc.	87	1,092
Newpark Resources, Inc.*	108	1,080
Halcon Resources Corp.*	158	1,074
SEACOR Holdings, Inc.*	21	968
Jagged Peak Energy, Inc.*,1	70	956
Green Plains, Inc.	47	947
Atwood Oceanics, Inc.*,1	95	892
SandRidge Energy, Inc.*	43	864
Par Pacific Holdings, Inc.*	40	832
Bonanza Creek Energy, Inc.*	25	825
Ring Energy, Inc.*	56	811
Resolute Energy Corp.*	27	802
Tellurian, Inc.*	68	726
Plug Power, Inc.*,1	277	723
SunCoke Energy, Inc.*	79	722
Penn Virginia Corp.*	18	720
Thermon Group Holdings, Inc.*	40	720
Stone Energy Corp.*	24	697
Denbury Resources, Inc.*	492	659
REX American Resources Corp.*	7	657
Keane Group, Inc.*	39	651
Renewable Energy Group, Inc.*	48	583
Sunrun, Inc.*	105	583
California Resources Corp.*	53	554
TerraForm Global, Inc. — Class A*	111	527
Warrior Met Coal, Inc.	21	495
CVR Energy, Inc.[1]	19	492
FutureFuel Corp.	31	488
Matrix Service Co.*	32	486
Frank’s International N.V.	61	471
Panhandle Oil and Gas, Inc. — Class A	19	452
ProPetro Holding Corp.*	31	445
NACCO Industries, Inc. — Class A	5	429
Natural Gas Services Group, Inc.*	15	426
Basic Energy Services, Inc.*,1	22	425
Sanchez Energy Corp.*	88	424

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Clean Energy Fuels Corp.*	168	$417
TETRA Technologies, Inc.*	141	403
Bill Barrett Corp.*	94	403
Bristow Group, Inc.[1]	40	374
Energy XXI Gulf Coast, Inc.*	36	372
Abraxas Petroleum Corp.*	188	353
W&T Offshore, Inc.*,1	115	351
NCS Multistage Holdings, Inc.*	14	337
Cloud Peak Energy, Inc.*	91	333
WildHorse Resource Development Corp.*,1	25	333
Trecora Resources*	24	319
Flotek Industries, Inc.*	68	316
Tesco Corp.*	58	316
TPI Composites, Inc.*	13	290
Geospace Technologies Corp.*	16	285
Pacific Ethanol, Inc.*	51	283
Eclipse Resources Corp.*	108	270
Era Group, Inc.*	24	269
CARBO Ceramics, Inc.*	28	242
Pioneer Energy Services Corp.*	94	240
Lilis Energy, Inc.*	53	237
Isramco, Inc.*	2	232
Evolution Petroleum Corp.	31	223
SilverBow Resources, Inc.*	9	221
Midstates Petroleum Company, Inc.*	14	218
Gulf Island Fabrication, Inc.	17	216
Solaris Oilfield Infrastructure, Inc. — Class A*	12	209
Gastar Exploration, Inc.*	217	191
Parker Drilling Co.*	167	184
Willbros Group, Inc.*	54	174
Key Energy Services, Inc.*,1	13	171
Mammoth Energy Services, Inc.*	10	169
PHI, Inc.*	14	165
Independence Contract Drilling, Inc.*	42	160
EP Energy Corp. — Class A*	47	153
Contango Oil & Gas Co.*	30	151
Approach Resources, Inc.*,1	53	133
Earthstone Energy, Inc. — Class A*	12	132
Adams Resources & Energy, Inc.	3	125
Hallador Energy Co.	20	114
Vivint Solar, Inc.*	32	109
Jones Energy, Inc. — Class A*	56	108
Select Energy Services, Inc. — Class A*	5	80
Westmoreland Coal Co.*	23	59
Ramaco Resources, Inc.*	8	53
Rosehill Resources, Inc.*	3	25
Cobalt International Energy, Inc.*	1	1
EXCO Resources, Inc.*	1	1
Total Energy		91,889

Basic Materials - 0.8%
Sensient Technologies Corp.	54	4,154
PolyOne Corp.	100	4,003
HB Fuller Co.	63	3,658
Ingevity Corp.*	52	3,248
Allegheny Technologies, Inc.*,1	135	3,227
Balchem Corp.	39	3,170
US Silica Holdings, Inc.	101	3,137
Minerals Technologies, Inc.	43	3,038
Compass Minerals International, Inc.[1]	43	2,790
Carpenter Technology Corp.	58	2,786
Commercial Metals Co.	143	2,721
GCP Applied Technologies, Inc.*	88	2,702
Cleveland-Cliffs, Inc.*	369	2,638
Hecla Mining Co.	487	2,445
Quaker Chemical Corp.	16	2,367
Ferro Corp.*	104	2,319
AK Steel Holding Corp.*	391	2,186
Kaiser Aluminum Corp.	21	2,166
Coeur Mining, Inc.*	224	2,059
Stepan Co.	24	2,008
Innospec, Inc.	29	1,788
Neenah Paper, Inc.	20	1,711
Tronox Ltd. — Class A	81	1,709
Schweitzer-Mauduit International, Inc.	37	1,534
Kraton Corp.*	37	1,496
AdvanSix, Inc.*	37	1,471
Calgon Carbon Corp.	63	1,348
Deltic Timber Corp.	14	1,238
A. Schulman, Inc.	36	1,229
Koppers Holdings, Inc.*	26	1,200
Innophos Holdings, Inc.	24	1,181
Materion Corp.	25	1,079
PH Glatfelter Co.	53	1,031
Century Aluminum Co.*	62	1,028
Clearwater Paper Corp.*	20	985
Fairmount Santrol Holdings, Inc.*,1	192	918
Schnitzer Steel Industries, Inc. — Class A	32	901
American Vanguard Corp.	36	824
CSW Industrials, Inc.*	18	798
Klondex Mines Ltd.*	217	790
Rayonier Advanced Materials, Inc.	53	726
Kronos Worldwide, Inc.	28	639
KMG Chemicals, Inc.	11	604
OMNOVA Solutions, Inc.*	54	591
Intrepid Potash, Inc.*	116	506
Hawkins, Inc.	12	490
Landec Corp.*	33	427
Aceto Corp.	36	404
Oil-Dri Corporation of America	7	343
Codexis, Inc.*	50	333
Gold Resource Corp.	65	244
Uranium Energy Corp.*	169	233
Ryerson Holding Corp.*	20	217
Verso Corp. — Class A*	41	209
AgroFresh Solutions, Inc.*,1	27	190
Smart Sand, Inc.*	27	183
Orchids Paper Products Co.[1]	12	169
United States Lime & Minerals, Inc.	2	168
Shiloh Industries, Inc.*	11	114
Valhi, Inc.	31	75
Total Basic Materials		87,946

100 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Utilities - 0.8%
IDACORP, Inc.	63	$5,541
WGL Holdings, Inc.	63	5,304
Portland General Electric Co.	111	5,066
ALLETE, Inc.	63	4,869
ONE Gas, Inc.	65	4,786
Southwest Gas Holdings, Inc.	59	4,580
Black Hills Corp.	66	4,545
New Jersey Resources Corp.	107	4,510
Spire, Inc.	58	4,330
Avista Corp.	79	4,090
PNM Resources, Inc.	100	4,030
South Jersey Industries, Inc.	99	3,418
NorthWestern Corp.	60	3,416
Ormat Technologies, Inc.	49	2,991
MGE Energy, Inc.	44	2,842
El Paso Electric Co.	50	2,763
Northwest Natural Gas Co.	35	2,254
California Water Service Group	59	2,252
American States Water Co.	45	2,216
Otter Tail Corp.	48	2,081
NRG Yield, Inc. — Class C	79	1,525
Chesapeake Utilities Corp.	19	1,487
Dynegy, Inc.*	137	1,341
SJW Group[1]	21	1,189
Unitil Corp.	17	841
NRG Yield, Inc. — Class A	44	835
Connecticut Water Service, Inc.	14	830
Middlesex Water Co.	19	746
York Water Co.	16	542
Artesian Resources Corp. — Class A	10	378
Atlantic Power Corp.*	142	348
Consolidated Water Company Ltd.	18	230
RGC Resources, Inc.	8	229
Spark Energy, Inc. — Class A	14	210
Ameresco, Inc. — Class A*	23	179
Global Water Resources, Inc.	12	113
Genie Energy Ltd. — Class B	17	111
Total Utilities		87,018

Diversified - 0.0%
HRG Group, Inc.*	146	2,279
Wins Finance Holdings, Inc.*,††	1	12
Total Diversified		2,291

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	37	1,089

Total Common Stocks
(Cost $2,087,630)		2,528,914

WARRANTS†† - 0.0%
Imperial Holdings, Inc. $10.75, 10/06/19	4	—
Total Warrants
(Cost $—)		—

RIGHTS††† - 0.0%
Omthera Pharmaceuticals, Inc.
Expires 12/31/20[2]	57	—
Tobira Therapeutics, Inc.
Expires 11/02/18[2]	14	—
Dyax Corp.
Expires 01/25/18[2]	714	—
Nexstar Media Group, Inc.
Expires 01/18/19[2]	85	—
Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 33.1
Guggenheim Strategy Fund II3	74,669	1,871,208
Guggenheim Strategy Fund I3	62,515	1,569,740
Total Mutual Funds
(Cost $3,425,858)		3,440,948

	Face Amount

REPURCHASE AGREEMENTS††,4 - 39.7%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17[5]	$2,061,573	2,061,573
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17[5]	1,030,787	1,030,787
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17[5]	582,927	582,927
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	404,633	404,633
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	42,437	42,437
Total Repurchase Agreements
(Cost $4,122,357)		4,122,357

SECURITIES LENDING COLLATERAL†,6 - 0.8%
First American Government Obligations Fund — Class Z, 0.89%[7]	80,822	80,822
Total Securities Lending Collateral
(Cost $80,822)		80,822

Total Investments - 97.9%
(Cost $9,716,667)		$10,173,041
Other Assets & Liabilities, net - 2.1%		220,412
Total Net Assets - 100.0%		$10,393,453

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Gain
OTC Equity Index Swap Agreements††
Goldman Sachs International	Russell 2000 Index	1.05%	At Maturity	10/27/17	2,621	$3,907,890	$77,752
BNP Paribas	Russell 2000 Index	1.24%	At Maturity	10/30/17	3,449	5,142,271	23,067
Barclays Bank plc	Russell 2000 Index	1.20%	At Maturity	10/31/17	2,687	4,006,261	5,656
						$13,056,422	$106,475

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at September 30, 2017. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Affiliated issuer.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2017.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7 day yield as of September 30, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 2 – Other*	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$2,528,902	$12		$—	$—		$2,528,914
Equity Index Swap Agreements	—	—		106,475	—		106,475
Mutual Funds	3,440,948	—		—	—		3,440,948
Repurchase Agreements	—	4,122,357		—	—		4,122,357
Rights	—	—		—	—	**	—
Securities Lending Collateral	80,822	—		—	—		80,822
Warrants	—	—	**	—	—		—
Total Assets	$6,050,672	$4,122,369		$106,475	$—		$10,279,516

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.
**	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, Russell 2000® 1.5x Strategy Fund had a security with the total value of $12 transfer out of Level 1 into Level 2 due to changes in security’s valuation methods using observable market inputs. There were no other transfers between levels.

102 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$3,064,195	$—	$(1,500,000)	$4,785	$760	$1,569,740	62,515	$24,543
Guggenheim Strategy Fund II	3,364,931	—	(1,500,000)	4,794	1,483	1,871,208	74,669	34,426
	$6,429,126	$—	$(3,000,000)	$9,579	$2,243	$3,440,948		$58,969

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 103

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value - including $78,627 of securities loaned (cost $2,168,452)	$2,609,736
Investments in affiliated issuers, at value (cost $3,425,858)	3,440,948
Repurchase agreements, at value (cost $4,122,357)	4,122,357
Cash	557
Segregated cash with broker	240,000
Unrealized appreciation on swap agreements	106,475
Receivables:
Dividends	8,264
Fund shares sold	1,300
Interest	229
Securities lending income	157
Total assets	10,530,023

Liabilities:
Payable for:
Return of securities loaned	80,821
Fund shares redeemed	40,110
Management fees	7,052
Distribution and service fees	2,810
Transfer agent and administrative fees	1,959
Portfolio accounting fees	784
Miscellaneous	3,034
Total liabilities	136,570
Commitments and contingent liabilities (Note 12)	—
Net assets	$10,393,453

Net assets consist of:
Paid in capital	$10,809,062
Accumulated net investment loss	(50,591)
Accumulated net realized loss on investments	(927,867)
Net unrealized appreciation on investments	562,849
Net assets	$10,393,453

A-Class:
Net assets	$1,391,219
Capital shares outstanding	22,275
Net asset value per share	$62.46
Maximum offering price per share (Net asset value divided by 95.25%)	$65.57

C-Class:
Net assets	$1,469,750
Capital shares outstanding	27,421
Net asset value per share	$53.60

H-Class:
Net assets	$7,532,484
Capital shares outstanding	120,896
Net asset value per share	$62.31

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $10)	$12,930
Dividends from securities of affiliated issuers	58,969
Interest	12,766
Income from securities lending, net	927
Total investment income	85,592

Expenses:
Management fees	51,639
Distribution and service fees:
A-Class	1,488
C-Class	7,135
H-Class	11,073
Transfer agent and administrative fees	14,344
Registration fees	8,043
Portfolio accounting fees	5,738
Trustees’ fees*	1,105
Custodian fees	845
Line of credit fees	10
Miscellaneous	3,818
Total expenses	105,238
Net investment loss	(19,646)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	28,049
Investments in affiliated issuers	9,579
Swap agreements	1,826,980
Futures contracts	247,848
Net realized gain	2,112,456
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	161,905
Investments in affiliated issuers	2,243
Swap agreements	(93,719)
Futures contracts	(41,565)
Net change in unrealized appreciation (depreciation)	28,864
Net realized and unrealized gain	2,141,320
Net increase in net assets resulting from operations	$2,121,674

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

104 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(19,646)	$(250,197)
Net realized gain (loss) on investments	2,112,456	(1,534,818)
Net change in unrealized appreciation (depreciation) on investments	28,864	(242,307)
Net increase (decrease) in net assets resulting from operations	2,121,674	(2,027,322)

Distributions to shareholders from:
Net realized gains
A-Class	—	(89,296)
C-Class	—	(161,707)
H-Class	—	(799,962)
Total distributions to shareholders	—	(1,050,965)

Capital share transactions:
Proceeds from sale of shares
A-Class	312,925	1,237,997
C-Class	511	155,476
H-Class	103,302,304	656,240,773
Distributions reinvested
A-Class	—	83,282
C-Class	—	159,867
H-Class	—	795,517
Cost of shares redeemed
A-Class	(235,166)	(832,386)
C-Class	(174,975)	(442,235)
H-Class	(106,046,562)	(653,076,024)
Net increase (decrease) from capital share transactions	(2,840,963)	4,322,267
Net increase (decrease) in net assets	(719,289)	1,243,980

Net assets:
Beginning of period	11,112,742	9,868,762
End of period	$10,393,453	$11,112,742
Accumulated net investment loss at end of period	$(50,591)	$(30,945)

Capital share activity:
Shares sold
A-Class	5,432	24,980
C-Class	10	3,593
H-Class	1,887,911	12,853,203
Shares issued from reinvestment of distributions
A-Class	—	1,620
C-Class	—	3,600
H-Class	—	15,495
Shares redeemed
A-Class	(4,086)	(16,769)
C-Class	(3,554)	(9,755)
H-Class	(1,918,241)	(12,897,361)
Net decrease in shares	(32,528)	(21,394)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 105

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$55.99	$44.78	$58.05	$53.23	$39.32	$32.20
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.32)	(.43)	(.39)	(.37)	(.16)
Net gain (loss) on investments (realized and unrealized)	6.51	16.87	(9.03)	5.41	14.28	7.28
Total from investment operations	6.47	16.55	(9.46)	5.02	13.91	7.12
Less distributions from:
Net realized gains	—	(5.34)	(3.81)	(.20)	—	—
Total distributions	—	(5.34)	(3.81)	(.20)	—	—
Net asset value, end of period	$62.46	$55.99	$44.78	$58.05	$53.23	$39.32

Total Return[c]	11.56%	38.01%	(16.75%)	9.48%	35.38%	22.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,391	$1,172	$497	$627	$614	$392
Ratios to average net assets:
Net investment income (loss)	(0.16%)	(0.62%)	(0.85%)	(0.74%)	(0.78%)	(0.51%)
Total expenses[d]	1.74%	1.73%	1.70%	1.70%	1.72%	1.71%
Portfolio turnover rate	49%	1,315%	971%	830%	472%	527%

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$48.24	$39.44	$52.01	$48.08	$35.78	$29.52
Income (loss) from investment operations:
Net investment income (loss)[b]	(.22)	(.63)	(.73)	(.70)	(.65)	(.34)
Net gain (loss) on investments (realized and unrealized)	5.58	14.77	(8.03)	4.83	12.95	6.60
Total from investment operations	5.36	14.14	(8.76)	4.13	12.30	6.26
Less distributions from:
Net realized gains	—	(5.34)	(3.81)	(.20)	—	—
Total distributions	—	(5.34)	(3.81)	(.20)	—	—
Net asset value, end of period	$53.60	$48.24	$39.44	$52.01	$48.08	$35.78

Total Return[c]	11.13%	36.98%	(17.36%)	8.64%	34.38%	21.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,470	$1,494	$1,322	$1,800	$1,864	$1,685
Ratios to average net assets:
Net investment income (loss)	(0.91%)	(1.41%)	(1.62%)	(1.49%)	(1.55%)	(1.15%)
Total expenses[d]	2.49%	2.47%	2.45%	2.45%	2.47%	2.46%
Portfolio turnover rate	49%	1,315%	971%	830%	472%	527%

106 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$55.86	$44.75	$57.94	$53.13	$39.24	$32.13
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.51)	(.51)	(.40)	(.37)	(.08)
Net gain (loss) on investments (realized and unrealized)	6.53	16.96	(8.87)	5.41	14.26	7.19
Total from investment operations	6.45	16.45	(9.38)	5.01	13.89	7.11
Less distributions from:
Net realized gains	—	(5.34)	(3.81)	(.20)	—	—
Total distributions	—	(5.34)	(3.81)	(.20)	—	—
Net asset value, end of period	$62.31	$55.86	$44.75	$57.94	$53.13	$39.24

Total Return[c]	11.53%	37.80%	(16.63%)	9.48%	35.40%	22.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,532	$8,447	$8,049	$18,596	$19,056	$44,955
Ratios to average net assets:
Net investment income (loss)	(0.28%)	(0.98%)	(1.01%)	(0.76%)	(0.81%)	(0.25%)
Total expenses[d]	1.74%	1.73%	1.70%	1.70%	1.72%	1.71%
Portfolio turnover rate	49%	1,315%	971%	830%	472%	527%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

RUSSELL 2000® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Kite Pharma, Inc.	0.3%
Bluebird Bio, Inc.	0.2%
Exact Sciences Corp.	0.2%
Knight-Swift Transportation Holdings, Inc.	0.2%
MKS Instruments, Inc.	0.2%
Catalent, Inc.	0.2%
Aspen Technology, Inc.	0.2%
Starwood Waypoint Homes	0.2%
MGIC Investment Corp.	0.2%
Curtiss-Wright Corp.	0.2%
Top Ten Total	2.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	7.48%	18.81%	11.84%	6.08%
A-Class Shares with sales charge‡	2.38%	13.16%	10.76%	5.57%
C-Class Shares	7.05%	17.92%	10.99%	5.23%
C-Class Shares with CDSC§	6.05%	16.92%	10.99%	5.23%
H-Class Shares	7.47%	18.84%	11.81%	6.06%
Russell 2000 Index	8.27%	20.74%	17.08%	9.90%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

108 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

COMMON STOCKS† - 77.4%

Financial - 19.5%
Starwood Waypoint Homes REIT	3,167	$115,183
MGIC Investment Corp.*	9,175	114,962
Gramercy Property Trust REIT	3,749	113,407
Wintrust Financial Corp.	1,375	107,675
Umpqua Holdings Corp.	5,489	107,089
Texas Capital Bancshares, Inc.*	1,235	105,962
IBERIABANK Corp.	1,253	102,933
Hancock Holding Co.	2,089	101,211
Radian Group, Inc.	5,369	100,346
Home BancShares, Inc.	3,902	98,409
Healthcare Realty Trust, Inc. REIT	3,040	98,314
CNO Financial Group, Inc.	4,184	97,654
Cousins Properties, Inc. REIT	10,360	96,762
RLJ Lodging Trust REIT	4,204	92,494
United Bankshares, Inc.	2,479	92,094
Primerica, Inc.	1,129	92,069
Chemical Financial Corp.	1,756	91,768
MB Financial, Inc.	2,008	90,399
Sunstone Hotel Investors, Inc. REIT	5,592	89,863
First Industrial Realty Trust, Inc. REIT	2,948	88,705
Stifel Financial Corp.	1,651	88,261
Investors Bancorp, Inc.	6,425	87,636
Sabra Health Care REIT, Inc.	3,941	86,466
UMB Financial Corp.	1,122	83,577
LaSalle Hotel Properties REIT	2,820	81,836
Essent Group Ltd.*	2,016	81,647
GEO Group, Inc. REIT	3,033	81,588
Sterling Bancorp	3,266	80,506
Fulton Financial Corp.	4,249	79,668
Physicians Realty Trust REIT	4,461	79,094
Evercore, Inc. — Class A	969	77,761
Valley National Bancorp	6,400	77,119
Selective Insurance Group, Inc.	1,426	76,789
National Health Investors, Inc. REIT	984	76,053
Cathay General Bancorp	1,888	75,897
Washington Federal, Inc.	2,191	73,727
EastGroup Properties, Inc. REIT	833	73,404
Glacier Bancorp, Inc.	1,939	73,216
First Financial Bankshares, Inc.	1,572	71,053
Ellie Mae, Inc.*	839	68,907
First Citizens BancShares, Inc. — Class A	184	68,796
Ryman Hospitality Properties, Inc. REIT	1,096	68,489
BancorpSouth, Inc.	2,132	68,331
Community Bank System, Inc.	1,216	67,184
Education Realty Trust, Inc. REIT	1,822	65,464
PS Business Parks, Inc. REIT	490	65,415
South State Corp.	716	64,476
STAG Industrial, Inc. REIT	2,301	63,208
Washington Real Estate Investment Trust REIT	1,913	62,670
American Equity Investment Life Holding Co.	2,144	62,347
QTS Realty Trust, Inc. — Class A REIT	1,186	62,099
Enstar Group Ltd.*	279	62,036
CVB Financial Corp.	2,565	61,996
Pebblebrook Hotel Trust REIT[1]	1,706	61,655
Old National Bancorp	3,329	60,921
Columbia Banking System, Inc.	1,442	60,723
Great Western Bancorp, Inc.	1,467	60,558
WageWorks, Inc.*	985	59,790
Blackhawk Network Holdings, Inc.*	1,355	59,349
First Midwest Bancorp, Inc.	2,530	59,253
Acadia Realty Trust REIT	2,055	58,814
Urban Edge Properties REIT	2,420	58,370
Hope Bancorp, Inc.	3,215	56,938
Xenia Hotels & Resorts, Inc. REIT	2,667	56,140
Trustmark Corp.	1,672	55,377
Lexington Realty Trust REIT	5,367	54,851
RLI Corp.	955	54,779
International Bancshares Corp.	1,357	54,416
DiamondRock Hospitality Co. REIT	4,956	54,268
Alexander & Baldwin, Inc.	1,157	53,603
Mack-Cali Realty Corp. REIT	2,243	53,182
Eagle Bancorp, Inc.*	781	52,366
Kemper Corp.	982	52,046
Potlatch Corp. REIT	1,002	51,102
Retail Opportunity Investments Corp. REIT	2,683	51,004
Financial Engines, Inc.	1,450	50,388
United Community Banks, Inc.	1,753	50,031
Rexford Industrial Realty, Inc. REIT	1,748	50,028
Banner Corp.	816	50,004
Astoria Financial Corp.	2,305	49,558
Independent Bank Corp.	661	49,344
Bank of NT Butterfield & Son Ltd.	1,333	48,841
LendingClub Corp.*	7,879	47,983
Genworth Financial, Inc. — Class A*	12,457	47,959
Invesco Mortgage Capital, Inc. REIT	2,786	47,724
Apollo Commercial Real Estate Finance, Inc. REIT	2,622	47,484
Hilltop Holdings, Inc.	1,816	47,216
TowneBank	1,401	46,934
Capitol Federal Financial, Inc.	3,183	46,790
LegacyTexas Financial Group, Inc.	1,171	46,746
Terreno Realty Corp. REIT	1,272	46,021
Renasant Corp.	1,070	45,903
LTC Properties, Inc. REIT	975	45,806
Simmons First National Corp. — Class A	769	44,525
ServisFirst Bancshares, Inc.	1,146	44,522
Argo Group International Holdings Ltd.	718	44,157
Government Properties Income Trust REIT	2,343	43,978
First Merchants Corp.	1,015	43,574
Ameris Bancorp	900	43,200
WesBanco, Inc.	1,043	42,784
BofI Holding, Inc.*,1	1,486	42,306
FCB Financial Holdings, Inc. — Class A*	872	42,118
Kite Realty Group Trust REIT	2,052	41,553
Summit Hotel Properties, Inc. REIT	2,569	41,078
Provident Financial Services, Inc.	1,528	40,752
Northwest Bancshares, Inc.	2,345	40,498
Waddell & Reed Financial, Inc. — Class A	2,013	40,401

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

First Financial Bancorp	1,527	$39,931
Horace Mann Educators Corp.	1,013	39,862
American Assets Trust, Inc. REIT	1,001	39,810
Chesapeake Lodging Trust REIT	1,466	39,538
NBT Bancorp, Inc.	1,057	38,813
Washington Prime Group, Inc. REIT	4,621	38,493
Berkshire Hills Bancorp, Inc.	990	38,363
Kennedy-Wilson Holdings, Inc.	2,062	38,249
Four Corners Property Trust, Inc. REIT	1,528	38,078
Union Bankshares Corp.	1,069	37,736
Westamerica Bancorporation	631	37,570
Select Income REIT	1,569	36,746
Pacific Premier Bancorp, Inc.*	971	36,655
WSFS Financial Corp.	749	36,514
Global Net Lease, Inc. REIT	1,659	36,316
Quality Care Properties, Inc. REIT*	2,342	36,301
Walker & Dunlop, Inc.*	688	36,003
HFF, Inc. — Class A	910	36,000
Artisan Partners Asset Management, Inc. — Class A	1,103	35,958
Employers Holdings, Inc.	788	35,815
CenterState Bank Corp.	1,336	35,805
Park National Corp.	331	35,745
CareTrust REIT, Inc.	1,868	35,567
CBL & Associates Properties, Inc. REIT[1]	4,177	35,045
Boston Private Financial Holdings, Inc.	2,066	34,192
First Commonwealth Financial Corp.	2,397	33,870
S&T Bancorp, Inc.	852	33,722
Agree Realty Corp. REIT	687	33,718
Moelis & Co. — Class A	774	33,321
PRA Group, Inc.*	1,138	32,604
CYS Investments, Inc. REIT	3,753	32,426
Kearny Financial Corp.	2,104	32,296
Tompkins Financial Corp.	363	31,269
Redwood Trust, Inc. REIT	1,898	30,918
Heartland Financial USA, Inc.	608	30,035
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	1,224	29,829
Navigators Group, Inc.	510	29,759
Third Point Reinsurance Ltd.*	1,902	29,671
Capital Bank Financial Corp. — Class A	720	29,556
First Busey Corp.	940	29,478
Lakeland Financial Corp.	599	29,183
WisdomTree Investments, Inc.[1]	2,857	29,084
Brookline Bancorp, Inc.	1,860	28,830
Seritage Growth Properties REIT[1]	622	28,656
Beneficial Bancorp, Inc.	1,715	28,469
AmTrust Financial Services, Inc.	2,113	28,441
PennyMac Mortgage Investment Trust REIT	1,635	28,433
RE/MAX Holdings, Inc. — Class A	441	28,026
OM Asset Management plc	1,867	27,856
Monmouth Real Estate Investment Corp. REIT	1,719	27,831
Safety Insurance Group, Inc.	362	27,621
AMERISAFE, Inc.	473	27,529
Franklin Street Properties Corp. REIT	2,590	27,506
ARMOUR Residential REIT, Inc.	1,016	27,330
City Holding Co.	376	27,038
MBIA, Inc.*	3,106	27,022
State Bank Financial Corp.	929	26,616
National Storage Affiliates Trust REIT	1,098	26,616
Encore Capital Group, Inc.*	595	26,359
Independent Bank Group, Inc.	437	26,351
Aircastle Ltd.	1,179	26,280
FNFV Group*	1,531	26,257
Ladder Capital Corp. — Class A REIT	1,891	26,058
Ramco-Gershenson Properties Trust REIT	1,948	25,343
Seacoast Banking Corporation of Florida*	1,057	25,252
Infinity Property & Casualty Corp.	267	25,151
Nelnet, Inc. — Class A	494	24,947
Southside Bancshares, Inc.	686	24,943
First Interstate BancSystem, Inc. — Class A	645	24,671
First BanCorp*	4,759	24,366
United Fire Group, Inc.	531	24,330
Houlihan Lokey, Inc.	620	24,261
Sandy Spring Bancorp, Inc.	584	24,201
Hanmi Financial Corp.	781	24,172
Parkway, Inc. REIT	1,049	24,158
Central Pacific Financial Corp.	738	23,749
Universal Health Realty Income Trust REIT	314	23,704
Enterprise Financial Services Corp.	558	23,631
BancFirst Corp.	416	23,608
InfraREIT, Inc.	1,052	23,533
National General Holdings Corp.	1,216	23,238
James River Group Holdings Ltd.	557	23,104
United Financial Bancorp, Inc.	1,253	22,917
Tier REIT, Inc.	1,182	22,813
Capstead Mortgage Corp. REIT	2,363	22,803
Customers Bancorp, Inc.*	698	22,769
Lakeland Bancorp, Inc.	1,112	22,685
St. Joe Co.*	1,193	22,488
Alexander’s, Inc. REIT	53	22,477
Banc of California, Inc.[1]	1,077	22,348
Meridian Bancorp, Inc.	1,186	22,119
MTGE Investment Corp. REIT	1,134	22,000
National Bank Holdings Corp. — Class A	616	21,985
MainSource Financial Group, Inc.	612	21,946
Getty Realty Corp. REIT	767	21,944
Heritage Financial Corp.	729	21,506
OceanFirst Financial Corp.	781	21,470
Washington Trust Bancorp, Inc.	371	21,240
Piper Jaffray Cos.	356	21,129
Cohen & Steers, Inc.	529	20,890
First Bancorp[1]	606	20,852
TriCo Bancshares	506	20,620
Univest Corporation of Pennsylvania	643	20,576
Stock Yards Bancorp, Inc.	541	20,558
Flushing Financial Corp.	688	20,447
Chatham Lodging Trust REIT	957	20,403
TrustCo Bank Corp. NY	2,289	20,372
iStar, Inc. REIT*	1,725	20,355
1st Source Corp.	399	20,269

110 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

German American Bancorp, Inc.	525	$19,966
Stewart Information Services Corp.	522	19,711
National Western Life Group, Inc. — Class A	56	19,544
Preferred Bank/Los Angeles CA	322	19,433
Ambac Financial Group, Inc.*	1,125	19,418
Virtus Investment Partners, Inc.	166	19,264
Easterly Government Properties, Inc. REIT	921	19,037
Flagstar Bancorp, Inc.*	528	18,733
New Senior Investment Group, Inc. REIT	2,034	18,611
CoBiz Financial, Inc.	943	18,521
Northfield Bancorp, Inc.	1,066	18,495
ConnectOne Bancorp, Inc.	748	18,401
FBL Financial Group, Inc. — Class A	245	18,253
Investors Real Estate Trust REIT	2,987	18,251
PHH Corp.*	1,308	18,220
Bryn Mawr Bank Corp.	415	18,177
Universal Insurance Holdings, Inc.	785	18,055
Investment Technology Group, Inc.	814	18,022
Hersha Hospitality Trust REIT	961	17,942
Pennsylvania Real Estate Investment Trust REIT	1,696	17,791
Community Trust Bancorp, Inc.	381	17,717
First of Long Island Corp.	579	17,631
NMI Holdings, Inc. — Class A*	1,412	17,509
Independence Realty Trust, Inc. REIT	1,720	17,492
Meta Financial Group, Inc.	222	17,405
NorthStar Realty Europe Corp. REIT	1,349	17,281
PJT Partners, Inc. — Class A	448	17,163
Cass Information Systems, Inc.	270	17,129
Saul Centers, Inc. REIT	276	17,087
New York Mortgage Trust, Inc. REIT	2,761	16,980
Dime Community Bancshares, Inc.	785	16,878
Diamond Hill Investment Group, Inc.	79	16,776
Camden National Corp.	379	16,540
Oritani Financial Corp.	980	16,464
HomeStreet, Inc.*	609	16,443
Guaranty Bancorp	582	16,180
Greenlight Capital Re Ltd. — Class A*	747	16,173
First Potomac Realty Trust REIT	1,439	16,030
Urstadt Biddle Properties, Inc. — Class A REIT	732	15,884
Park Sterling Corp.	1,278	15,873
CU Bancorp*	409	15,859
Federal Agricultural Mortgage Corp. — Class C	218	15,857
Bridge Bancorp, Inc.	467	15,855
Kinsale Capital Group, Inc.	358	15,455
Horizon Bancorp	528	15,402
State National Companies, Inc.	730	15,323
Armada Hoffler Properties, Inc. REIT	1,108	15,301
Preferred Apartment Communities, Inc. — Class A REIT	804	15,180
Gladstone Commercial Corp. REIT	676	15,055
Great Southern Bancorp, Inc.	269	14,970
Trupanion, Inc.*,1	556	14,684
Pacific Continental Corp.	537	14,472
International. FCStone, Inc.*	375	14,370
Peapack Gladstone Financial Corp.	422	14,238
Maiden Holdings Ltd.	1,776	14,119
Anworth Mortgage Asset Corp. REIT	2,348	14,111
Triumph Bancorp, Inc.*	434	13,997
Mercantile Bank Corp.	399	13,925
Peoples Bancorp, Inc.	407	13,671
Altisource Residential Corp. REIT	1,229	13,654
QCR Holdings, Inc.	300	13,650
Westwood Holdings Group, Inc.	201	13,521
Nationstar Mortgage Holdings, Inc.*	725	13,463
Forestar Group, Inc.*	836	13,259
Live Oak Bancshares, Inc.	563	13,202
AG Mortgage Investment Trust, Inc. REIT	682	13,122
First Foundation, Inc.*	722	12,917
First Defiance Financial Corp.	246	12,913
Carolina Financial Corp.	357	12,809
Heritage Commerce Corp.	897	12,764
Fidelity Southern Corp.	539	12,742
Ashford Hospitality Trust, Inc. REIT	1,905	12,706
TriState Capital Holdings, Inc.*	553	12,664
Nicolet Bankshares, Inc.*	219	12,599
Green Bancorp, Inc.*	528	12,487
First Financial Corp.	262	12,471
Waterstone Financial, Inc.	633	12,344
Opus Bank*	514	12,336
FB Financial Corp.*	323	12,184
Midland States Bancorp, Inc.	384	12,165
National Commerce Corp.*	283	12,112
World Acceptance Corp.*,1	146	12,102
CatchMark Timber Trust, Inc. — Class A REIT	959	12,093
Southwest Bancorp, Inc.	438	12,067
Whitestone REIT — Class B REIT	923	12,045
First Community Bancshares, Inc.	411	11,964
Bar Harbor Bankshares	373	11,697
United Community Financial Corp.	1,213	11,645
UMH Properties, Inc. REIT	748	11,631
Cedar Realty Trust, Inc. REIT	2,047	11,504
Community Healthcare Trust, Inc. REIT	426	11,485
Cowen, Inc. — Class A*	642	11,428
Independent Bank Corp.	503	11,393
Blue Hills Bancorp, Inc.	590	11,328
Greenhill & Company, Inc.	679	11,271
Republic First Bancorp, Inc.*	1,207	11,165
Enova International, Inc.*	819	11,016
Orchid Island Capital, Inc. REIT	1,073	10,934
People’s Utah Bancorp	335	10,871
Veritex Holdings, Inc.*	401	10,811
Marcus & Millichap, Inc.*	397	10,715
Bank Mutual Corp.	1,051	10,668
Western Asset Mortgage Capital Corp. REIT	1,012	10,596
HomeTrust Bancshares, Inc.*	413	10,593
Access National Corp.	368	10,547
Allegiance Bancshares, Inc.*	284	10,451

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

CorEnergy Infrastructure Trust, Inc. REIT	295	$10,428
Franklin Financial Network, Inc.*	292	10,410
State Auto Financial Corp.	394	10,335
Financial Institutions, Inc.	358	10,310
Bank of Marin Bancorp	148	10,138
NexPoint Residential Trust, Inc. REIT	426	10,109
City Office REIT, Inc.	732	10,080
Arrow Financial Corp.	293	10,075
Bancorp, Inc.*	1,218	10,073
CNB Financial Corp.	366	9,999
Virtu Financial, Inc. — Class A1	611	9,898
OFG Bancorp	1,072	9,809
Old Second Bancorp, Inc.	717	9,644
West Bancorporation, Inc.	393	9,589
First Mid-Illinois Bancshares, Inc.	249	9,562
Equity Bancshares, Inc. — Class A*	264	9,393
Farmers National Banc Corp.	624	9,391
Atlantic Capital Bancshares, Inc.*	517	9,384
Hamilton Lane, Inc. — Class A	349	9,371
First Connecticut Bancorp, Inc.	349	9,336
MidWestOne Financial Group, Inc.	276	9,318
Republic Bancorp, Inc. — Class A	239	9,295
R1 RCM, Inc.*	2,484	9,216
eHealth, Inc.*	385	9,198
Southern National Bancorp of Virginia, Inc.	531	9,022
Ocwen Financial Corp.*	2,621	9,016
NewStar Financial, Inc.	764	8,969
RMR Group, Inc. — Class A	174	8,935
Ares Commercial Real Estate Corp. REIT	664	8,838
WashingtonFirst Bankshares, Inc.	248	8,826
Fidelity & Guaranty Life	283	8,787
One Liberty Properties, Inc. REIT	357	8,697
Global Indemnity Ltd*	205	8,692
Heritage Insurance Holdings, Inc.[1]	644	8,507
Enterprise Bancorp, Inc.	234	8,497
Citizens, Inc.*	1,154	8,482
PCSB Financial Corp.*	448	8,449
MedEquities Realty Trust, Inc. REIT	710	8,343
American National Bankshares, Inc.	202	8,322
United Insurance Holdings Corp.	510	8,313
Dynex Capital, Inc. REIT	1,143	8,310
Sierra Bancorp	303	8,226
Clifton Bancorp, Inc.	491	8,210
Peoples Financial Services Corp.	170	8,126
Resource Capital Corp. REIT	748	8,063
Farmers & Merchants Bancorp Incorporated/Archbold OH	220	8,019
First Bancorp, Inc.	253	7,668
Farmers Capital Bank Corp.	182	7,653
HCI Group, Inc.	199	7,612
National Bankshares, Inc.	168	7,552
Western New England Bancorp, Inc.	685	7,467
FRP Holdings, Inc.*	162	7,331
Arlington Asset Investment Corp. — Class A	573	7,294
Ladenburg Thalmann Financial Services, Inc.	2,518	7,252
Farmland Partners, Inc. REIT	802	7,250
Altisource Portfolio Solutions S.A.*	278	7,192
Citizens & Northern Corp.	291	7,147
PennyMac Financial Services, Inc. — Class A*	394	7,013
Summit Financial Group, Inc.	269	6,903
Sutherland Asset Management Corp. REIT	436	6,845
Jernigan Capital, Inc. REIT	327	6,720
Safeguard Scientifics, Inc.*	502	6,701
Redfin Corp.*	266	6,674
Sun Bancorp, Inc.	266	6,610
Macatawa Bank Corp.	643	6,597
Capital City Bank Group, Inc.	274	6,579
Investors Title Co.	36	6,447
First Bancshares, Inc.	210	6,332
Ames National Corp.	212	6,328
Bluerock Residential Growth REIT, Inc.	569	6,293
Marlin Business Services Corp.	218	6,268
Ashford Hospitality Prime, Inc. REIT	657	6,242
BSB Bancorp, Inc.*	207	6,200
Codorus Valley Bancorp, Inc.	201	6,173
Southern Missouri Bancorp, Inc.	168	6,130
Regional Management Corp.*	253	6,125
EMC Insurance Group, Inc.	217	6,109
Hingham Institution for Savings	32	6,089
Home Bancorp, Inc.	145	6,064
HarborOne Bancorp, Inc.*	322	6,057
Territorial Bancorp, Inc.	191	6,030
Southern First Bancshares, Inc.*	164	5,961
Old Line Bancshares, Inc.	211	5,908
Paragon Commercial Corp.*	104	5,872
Northrim BanCorp, Inc.	168	5,872
MutualFirst Financial, Inc.	152	5,844
Consolidated-Tomoka Land Co.	97	5,827
Century Bancorp, Inc. — Class A	72	5,767
GAIN Capital Holdings, Inc.	896	5,725
On Deck Capital, Inc.*	1,222	5,707
Charter Financial Corp.	305	5,652
BankFinancial Corp.	354	5,625
KKR Real Estate Finance Trust, Inc.[1]	264	5,555
Bankwell Financial Group, Inc.	149	5,504
Civista Bancshares, Inc.	246	5,496
Great Ajax Corp. REIT	389	5,481
Central Valley Community Bancorp	245	5,464
TPG RE Finance Trust, Inc. REIT	275	5,437
Penns Woods Bancorp, Inc.	114	5,298
Bear State Financial, Inc.	514	5,274
Cherry Hill Mortgage Investment Corp. REIT	291	5,267
Baldwin & Lyons, Inc. — Class B	231	5,209
Shore Bancshares, Inc.	310	5,162
Premier Financial Bancorp, Inc.	233	5,077
Cadence BanCorp*	216	4,951
First Internet Bancorp	153	4,942

112 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

Atlas Financial Holdings, Inc.*	261	$4,933
Evans Bancorp, Inc.	114	4,925
Community Bankers Trust Corp.*	532	4,894
Investar Holding Corp.	202	4,868
MBT Financial Corp.	442	4,840
Timberland Bancorp, Inc.	154	4,826
Safety Income and Growth, Inc. REIT	257	4,790
Northeast Bancorp	180	4,707
Granite Point Mortgage Trust, Inc. REIT	250	4,683
Union Bankshares, Inc.	96	4,646
First Business Financial Services, Inc.	204	4,641
LCNB Corp.	220	4,609
Orrstown Financial Services, Inc.	184	4,582
Federated National Holding Co.	293	4,574
NI Holdings, Inc.*	255	4,565
Pzena Investment Management, Inc. — Class A	419	4,563
Howard Bancorp, Inc.*	218	4,556
WMIH Corp.*	4,794	4,554
Owens Realty Mortgage, Inc. REIT	248	4,516
C&F Financial Corp.	81	4,455
Riverview Bancorp, Inc.	530	4,452
FNB Bancorp	131	4,444
Associated Capital Group, Inc. — Class A	124	4,427
Stratus Properties, Inc.	146	4,424
Bank of Commerce Holdings	384	4,416
MidSouth Bancorp, Inc.	361	4,350
Norwood Financial Corp.	143	4,349
SmartFinancial, Inc.*	177	4,259
First Northwest Bancorp*	249	4,258
Malvern Bancorp, Inc.*	159	4,253
Sunshine Bancorp, Inc.*	183	4,253
Health Insurance Innovations, Inc. — Class A*	292	4,234
Oppenheimer Holdings, Inc. — Class A	243	4,216
Capstar Financial Holdings, Inc.*	213	4,171
SI Financial Group, Inc.	278	4,156
Xenith Bankshares, Inc.*	127	4,128
ACNB Corp.	148	4,100
Global Medical REIT, Inc.	450	4,041
Commerce Union Bancshares, Inc.	172	3,987
Clipper Realty, Inc. REIT	370	3,963
Entegra Financial Corp.*	156	3,892
Hallmark Financial Services, Inc.*	335	3,889
Tiptree, Inc. — Class A	619	3,869
Unity Bancorp, Inc.	191	3,782
Independence Holding Co.	149	3,762
Peoples Bancorp of North Carolina, Inc.	105	3,740
Prudential Bancorp, Inc.	201	3,725
Chemung Financial Corp.	79	3,721
Ohio Valley Banc Corp.	101	3,676
Kingstone Companies, Inc.	225	3,668
Crawford & Co. — Class B	296	3,540
Two River Bancorp	178	3,528
Donegal Group, Inc. — Class A	218	3,516
Pacific Mercantile Bancorp*	383	3,504
First Financial Northwest, Inc.	206	3,500
Byline Bancorp, Inc.*	164	3,487
County Bancorp, Inc.	116	3,486
Community Financial Corp.	98	3,466
ESSA Bancorp, Inc.	220	3,454
GAMCO Investors, Inc. — Class A	113	3,363
BCB Bancorp, Inc.	235	3,278
Ellington Residential Mortgage REIT	224	3,252
Parke Bancorp, Inc.	144	3,197
ASB Bancorp, Inc.*	70	3,157
Trinity Place Holdings, Inc.*	449	3,152
Impac Mortgage Holdings, Inc.*	240	3,134
United Security Bancshares	323	3,069
Middlefield Banc Corp.	65	2,997
Provident Financial Holdings, Inc.	149	2,920
Old Point Financial Corp.	90	2,916
DNB Financial Corp.	77	2,710
First Guaranty Bancshares, Inc.	97	2,613
Silvercrest Asset Management Group, Inc. — Class A	177	2,575
Provident Bancorp, Inc.*	109	2,523
Blue Capital Reinsurance Holdings Ltd.	146	2,402
Maui Land & Pineapple Company, Inc.*	166	2,316
Greene County Bancorp, Inc.	75	2,254
Elevate Credit, Inc.*	357	2,181
RBB Bancorp*	94	2,152
RAIT Financial Trust REIT	2,275	1,661
Guaranty Bancshares, Inc.	51	1,631
Transcontinental Realty Investors, Inc.*	42	1,142
California First National Bancorp	55	996
Oconee Federal Financial Corp.	31	869
Medley Management, Inc. — Class A	134	824
Fifth Street Asset Management, Inc.	175	683
Griffin Industrial Realty, Inc.	17	618
Total Financial		12,854,698

Consumer, Non-cyclical - 16.8%
Kite Pharma, Inc.*	1,211	217,751
Bluebird Bio, Inc.*	1,132	155,481
Exact Sciences Corp.*	2,913	137,262
Catalent, Inc.*,1	3,117	124,430
HealthSouth Corp.	2,440	113,093
PAREXEL International Corp.*	1,246	109,748
Grand Canyon Education, Inc.*	1,162	105,533
Masimo Corp.*	1,111	96,167
Brink’s Co.	1,136	95,708
Healthcare Services Group, Inc.[1]	1,765	95,257
PRA Health Sciences, Inc.*	1,211	92,241
Clovis Oncology, Inc.*	1,088	89,650
FibroGen, Inc.*	1,641	88,286
Nektar Therapeutics*	3,671	88,103
Deluxe Corp.	1,201	87,625
Puma Biotechnology, Inc.*	712	85,262
Cantel Medical Corp.	901	84,846
LivaNova plc*	1,203	84,281
Snyder’s-Lance, Inc.	2,132	81,313
Sanderson Farms, Inc.	499	80,598

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

Integra LifeSciences Holdings Corp.*	1,576	$79,555
Insulet Corp.*	1,440	79,315
Chemed Corp.	390	78,800
Molina Healthcare, Inc.*	1,091	75,017
Portola Pharmaceuticals, Inc.*	1,367	73,858
Darling Ingredients, Inc.*	4,067	71,254
Neogen Corp.*	919	71,185
Incorporated Research Holdings, Inc. — Class A*	1,353	70,762
Avis Budget Group, Inc.*	1,856	70,639
NuVasive, Inc.*	1,258	69,769
ICU Medical, Inc.*	373	69,322
Ligand Pharmaceuticals, Inc. — Class B*	508	69,164
Aaron’s, Inc.	1,570	68,499
On Assignment, Inc.*	1,258	67,529
Blueprint Medicines Corp.*	962	67,023
Wright Medical Group N.V.*	2,590	67,003
Sarepta Therapeutics, Inc.*	1,466	66,498
Prestige Brands Holdings, Inc.*	1,321	66,169
Penumbra, Inc.*	726	65,558
Helen of Troy Ltd.*	675	65,408
Medicines Co.*	1,709	63,301
HealthEquity, Inc.*	1,234	62,416
Nevro Corp.*	686	62,344
Amicus Therapeutics, Inc.*,1	4,093	61,722
Prothena Corporation plc*,1	951	61,596
Cimpress N.V.*	619	60,452
Avexis, Inc.*	619	59,876
Performance Food Group Co.*	2,114	59,721
Spark Therapeutics, Inc.*	661	58,935
Haemonetics Corp.*	1,298	58,241
ABM Industries, Inc.	1,385	57,768
Myriad Genetics, Inc.*	1,591	57,562
Insmed, Inc.*	1,840	57,426
Green Dot Corp. — Class A*	1,132	56,125
Lancaster Colony Corp.	466	55,976
Adtalem Global Education, Inc.	1,542	55,281
Advisory Board Co.*	1,001	53,679
AMN Healthcare Services, Inc.*	1,169	53,423
Sage Therapeutics, Inc.*	856	53,329
Ironwood Pharmaceuticals, Inc. — Class A*	3,335	52,593
Array BioPharma, Inc.*	4,274	52,570
United Natural Foods, Inc.*	1,257	52,279
Ultragenyx Pharmaceutical, Inc.*	980	52,195
Halyard Health, Inc.*	1,158	52,145
Loxo Oncology, Inc.*	566	52,140
Globus Medical, Inc. — Class A*	1,747	51,921
B&G Foods, Inc.[1]	1,628	51,852
Halozyme Therapeutics, Inc.*	2,956	51,346
Horizon Pharma plc*	4,044	51,278
Select Medical Holdings Corp.*	2,660	51,072
Merit Medical Systems, Inc.*	1,205	51,032
Magellan Health, Inc.*	589	50,831
Korn/Ferry International	1,268	49,997
Vector Group Ltd.	2,432	49,783
J&J Snack Foods Corp.	373	48,975
Travelport Worldwide Ltd.	3,076	48,293
Matthews International Corp. — Class A	775	48,244
Supernus Pharmaceuticals, Inc.*	1,173	46,920
NxStage Medical, Inc.*	1,608	44,381
Cambrex Corp.*	805	44,275
Teladoc, Inc.*,1	1,333	44,189
Monro, Inc.[1]	786	44,055
Owens & Minor, Inc.	1,506	43,975
Corcept Therapeutics, Inc.*	2,258	43,579
Sotheby’s*	944	43,528
HMS Holdings Corp.*	2,078	41,269
NutriSystem, Inc.	736	41,142
Inogen, Inc.*	422	40,132
Insperity, Inc.	449	39,512
Aerie Pharmaceuticals, Inc.*	813	39,512
Amedisys, Inc.*	706	39,508
Integer Holdings Corp.*	768	39,283
LendingTree, Inc.*,1	158	38,623
WD-40 Co.	342	38,270
Bob Evans Farms, Inc.	491	38,057
Tivity Health, Inc.*	905	36,924
Impax Laboratories, Inc.*	1,818	36,905
Pacira Pharmaceuticals, Inc.*	973	36,536
Fresh Del Monte Produce, Inc.	803	36,504
National Beverage Corp.	291	36,098
CONMED Corp.[1]	680	35,680
Repligen Corp.*	930	35,638
Radius Health, Inc.*,1	922	35,543
Theravance Biopharma, Inc.*	1,034	35,404
Immunomedics, Inc.*	2,532	35,397
Universal Corp.	613	35,125
FTI Consulting, Inc.*	976	34,628
TriNet Group, Inc.*	1,025	34,461
Momenta Pharmaceuticals, Inc.*	1,819	33,652
Emergent BioSolutions, Inc.*	830	33,574
Boston Beer Company, Inc. — Class A*	212	33,114
Tenet Healthcare Corp.*,1	2,014	33,090
Central Garden & Pet Co. — Class A*	874	32,504
Dynavax Technologies Corp.*	1,508	32,422
ACCO Brands Corp.*	2,679	31,880
Cal-Maine Foods, Inc.*,1	770	31,647
Varex Imaging Corp.*	933	31,573
OraSure Technologies, Inc.*	1,402	31,545
Paylocity Holding Corp.*	644	31,440
MiMedx Group, Inc.*,1	2,601	30,900
Sangamo Therapeutics, Inc.*	2,054	30,810
Viad Corp.	501	30,511
Hertz Global Holdings, Inc.*,1	1,356	30,320
Weight Watchers International, Inc.*	693	30,180
Quidel Corp.*	687	30,132
Natus Medical, Inc.*	803	30,113
Acceleron Pharma, Inc.*	794	29,632
Herc Holdings, Inc.*	600	29,478
Calavo Growers, Inc.	397	29,060
Novocure Ltd.*,1	1,430	28,386

114 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

Global Blood Therapeutics, Inc.*	914	$28,380
LHC Group, Inc.*	390	27,659
Five Prime Therapeutics, Inc.*	673	27,532
Spectrum Pharmaceuticals, Inc.*	1,929	27,141
Hostess Brands, Inc.*	1,983	27,088
Ensign Group, Inc.	1,193	26,950
Innoviva, Inc.*	1,880	26,546
Analogic Corp.	311	26,046
Cardtronics plc — Class A*	1,129	25,978
Dermira, Inc.*	944	25,488
Acorda Therapeutics, Inc.*	1,073	25,376
McGrath RentCorp	580	25,375
Coca-Cola Bottling Company Consolidated	117	25,243
Arena Pharmaceuticals, Inc.*	974	24,837
SpartanNash Co.	930	24,524
Dean Foods Co.	2,252	24,502
Diplomat Pharmacy, Inc.*	1,183	24,500
Abaxis, Inc.	543	24,245
ICF International, Inc.*	444	23,954
Omeros Corp.*	1,102	23,825
EVERTEC, Inc.	1,499	23,759
Retrophin, Inc.*	947	23,571
Atrion Corp.	35	23,520
Glaukos Corp.*	709	23,397
TrueBlue, Inc.*	1,027	23,056
BioTelemetry, Inc.*	696	22,968
Strayer Education, Inc.	263	22,952
Andersons, Inc.	668	22,879
Alarm.com Holdings, Inc.*	503	22,726
REGENXBIO, Inc.*	682	22,472
Cardiovascular Systems, Inc.*	791	22,267
Akebia Therapeutics, Inc.*	1,109	21,814
K2M Group Holdings, Inc.*	1,021	21,655
PharMerica Corp.*	738	21,623
Aimmune Therapeutics, Inc.*	872	21,617
Xencor, Inc.*	943	21,614
Zogenix, Inc.*	614	21,521
Esperion Therapeutics, Inc.*	420	21,050
SUPERVALU, Inc.*	950	20,663
Anika Therapeutics, Inc.*	356	20,648
CBIZ, Inc.*	1,267	20,589
Luminex Corp.	1,010	20,533
TherapeuticsMD, Inc.*,1	3,866	20,451
MyoKardia, Inc.*	476	20,397
Orthofix International N.V.*	426	20,129
Editas Medicine, Inc.*	837	20,096
Intersect ENT, Inc.*	643	20,029
Capella Education Co.	285	19,993
ZIOPHARM Oncology, Inc.*	3,254	19,980
Navigant Consulting, Inc.*	1,168	19,763
Vanda Pharmaceuticals, Inc.*	1,091	19,529
Epizyme, Inc.*	1,022	19,469
MGP Ingredients, Inc.	320	19,402
Alder Biopharmaceuticals, Inc.*	1,570	19,233
Kelly Services, Inc. — Class A	756	18,968
Huron Consulting Group, Inc.*	543	18,625
US Physical Therapy, Inc.	300	18,435
Heron Therapeutics, Inc.*,1	1,125	18,169
Community Health Systems, Inc.*	2,357	18,102
CryoLife, Inc.*	796	18,069
Enanta Pharmaceuticals, Inc.*	384	17,971
RR Donnelley & Sons Co.	1,738	17,901
AtriCure, Inc.*	795	17,784
iRhythm Technologies, Inc.*	342	17,743
Inter Parfums, Inc.	428	17,655
Quad/Graphics, Inc.	777	17,568
Career Education Corp.*	1,676	17,414
National Healthcare Corp.	278	17,394
Phibro Animal Health Corp. — Class A	469	17,376
SP Plus Corp.*	431	17,025
Almost Family, Inc.*	316	16,969
Flexion Therapeutics, Inc.*	687	16,612
USANA Health Sciences, Inc.*	287	16,560
Synergy Pharmaceuticals, Inc.*,1	5,617	16,289
Amphastar Pharmaceuticals, Inc.*	899	16,065
AMAG Pharmaceuticals, Inc.*	869	16,033
ImmunoGen, Inc.*	2,085	15,950
PTC Therapeutics, Inc.*	797	15,948
Tootsie Roll Industries, Inc.	419	15,922
Keryx Biopharmaceuticals, Inc.*,1	2,218	15,748
Genomic Health, Inc.*	489	15,692
Medifast, Inc.	262	15,555
MacroGenics, Inc.*	840	15,523
AngioDynamics, Inc.*	905	15,466
NeoGenomics, Inc.*	1,382	15,382
Providence Service Corp.*	284	15,359
Revance Therapeutics, Inc.*	556	15,318
Ignyta, Inc.*	1,238	15,289
Landauer, Inc.	225	15,143
La Jolla Pharmaceutical Co.*	433	15,060
K12, Inc.*	844	15,057
Cytokinetics, Inc.*	1,029	14,921
RPX Corp.*	1,119	14,860
Paratek Pharmaceuticals, Inc.*	590	14,809
Meridian Bioscience, Inc.	1,032	14,758
Accelerate Diagnostics, Inc.*	645	14,480
Aclaris Therapeutics, Inc.*	560	14,454
Foundation Medicine, Inc.*	359	14,432
SciClone Pharmaceuticals, Inc.*	1,286	14,403
John B Sanfilippo & Son, Inc.	212	14,270
TG Therapeutics, Inc.*	1,202	14,244
Kindred Healthcare, Inc.	2,079	14,137
Heska Corp.*	160	14,094
LeMaitre Vascular, Inc.	372	13,920
Triple-S Management Corp. — Class B*	579	13,711
LSC Communications, Inc.	828	13,670
Cutera, Inc.*	328	13,563
Achaogen, Inc.*	846	13,494
Pacific Biosciences of California, Inc.*	2,567	13,477
Lantheus Holdings, Inc.*	756	13,457
PDL BioPharma, Inc.*	3,939	13,353
Intra-Cellular Therapies, Inc.*	836	13,192

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

Lexicon Pharmaceuticals, Inc.*,1	1,067	$13,113
CytomX Therapeutics, Inc.*	720	13,082
AxoGen, Inc.*	676	13,081
Achillion Pharmaceuticals, Inc.*	2,898	13,012
Progenics Pharmaceuticals, Inc.*	1,752	12,895
Lannett Company, Inc.*,1	697	12,860
Laureate Education, Inc. — Class A*	881	12,819
Inovio Pharmaceuticals, Inc.*	2,018	12,794
Coherus Biosciences, Inc.*	950	12,683
STAAR Surgical Co.*	1,013	12,612
CorVel Corp.*	230	12,512
Cross Country Healthcare, Inc.*	877	12,480
Invacare Corp.	787	12,395
Ennis, Inc.	620	12,183
Rent-A-Center, Inc.[1]	1,061	12,180
Eagle Pharmaceuticals, Inc.*,1	204	12,167
GenMark Diagnostics, Inc.*	1,263	12,163
Assembly Biosciences, Inc.*	347	12,117
Everi Holdings, Inc.*	1,577	11,969
Calithera Biosciences, Inc.*	759	11,954
Kforce, Inc.	581	11,736
MoneyGram International, Inc.*	721	11,615
CAI International, Inc.*	383	11,613
e.l.f. Beauty, Inc.*,1	513	11,568
Antares Pharma, Inc.*	3,559	11,531
Textainer Group Holdings Ltd.*	672	11,525
Aduro Biotech, Inc.*	1,076	11,459
Enzo Biochem, Inc.*	1,020	10,679
Audentes Therapeutics, Inc.*	378	10,588
RadNet, Inc.*	916	10,580
ANI Pharmaceuticals, Inc.*	199	10,446
Atara Biotherapeutics, Inc.*	631	10,443
Forrester Research, Inc.	249	10,421
BioCryst Pharmaceuticals, Inc.*	1,983	10,391
AnaptysBio, Inc.*	297	10,380
Weis Markets, Inc.	237	10,310
Akcea Therapeutics, Inc.*	371	10,266
Abeona Therapeutics, Inc.*	600	10,230
Central Garden & Pet Co.*	262	10,176
Rockwell Medical, Inc.*	1,187	10,161
Iovance Biotherapeutics, Inc.*	1,309	10,145
Surmodics, Inc.*	324	10,044
Natera, Inc.*	778	10,028
Barrett Business Services, Inc.	175	9,893
Resources Connection, Inc.	709	9,855
Carriage Services, Inc. — Class A	381	9,754
Biohaven Pharmaceutical Holding Company Ltd.*	260	9,719
Team, Inc.*	725	9,679
Heidrick & Struggles International, Inc.	455	9,623
Oxford Immunotec Global plc*	560	9,408
Chefs’ Warehouse, Inc.*	486	9,380
Invitae Corp.*	992	9,295
Karyopharm Therapeutics, Inc.*	837	9,190
Omega Protein Corp.	546	9,091
Endologix, Inc.*	2,037	9,085
Cara Therapeutics, Inc.*,1	662	9,063
Emerald Expositions Events, Inc.	388	9,017
Hackett Group, Inc.	592	8,992
Ingles Markets, Inc. — Class A	349	8,969
B. Riley Financial, Inc.	524	8,934
National Research Corp. — Class A	234	8,822
Exactech, Inc.*,1	265	8,732
Intellia Therapeutics, Inc.*	351	8,722
Reata Pharmaceuticals, Inc. — Class A*	280	8,708
Tetraphase Pharmaceuticals, Inc.*	1,261	8,625
Celldex Therapeutics, Inc.*	2,997	8,571
CRA International, Inc.	207	8,497
Vectrus, Inc.*	271	8,358
American Public Education, Inc.*	392	8,252
NanoString Technologies, Inc.*	510	8,242
Depomed, Inc.*	1,413	8,181
Seres Therapeutics, Inc.*	507	8,132
Agenus, Inc.*	1,831	8,075
Accuray, Inc.*	2,017	8,068
Geron Corp.*	3,682	8,027
Novavax, Inc.*	6,973	7,949
BioScrip, Inc.*	2,877	7,912
Rigel Pharmaceuticals, Inc.*	3,111	7,902
Corbus Pharmaceuticals Holdings, Inc.*	1,097	7,844
Bellicum Pharmaceuticals, Inc.*	673	7,773
Tejon Ranch Co.*	368	7,765
Adamas Pharmaceuticals, Inc.*	363	7,685
Capital Senior Living Corp.*	608	7,630
Voyager Therapeutics, Inc.*	361	7,433
Primo Water Corp.*	627	7,430
Civitas Solutions, Inc.*	398	7,343
Kura Oncology, Inc.*	480	7,176
Revlon, Inc. — Class A*	292	7,169
Sucampo Pharmaceuticals, Inc. — Class A*,1	599	7,068
Farmer Brothers Co.*	215	7,063
Tactile Systems Technology, Inc.*,1	226	6,995
Cerus Corp.*	2,555	6,975
Limoneira Co.	299	6,928
Teligent, Inc.*	1,018	6,831
Great Lakes Dredge & Dock Corp.*	1,407	6,824
Corium International, Inc.*	603	6,681
Cadiz, Inc.*	518	6,579
Concert Pharmaceuticals, Inc.*	444	6,549
Addus HomeCare Corp.*	185	6,531
BioSpecifics Technologies Corp.*	140	6,513
ServiceSource International, Inc.*	1,877	6,494
WaVe Life Sciences Ltd.*	294	6,395
CSS Industries, Inc.	221	6,369
Selecta Biosciences, Inc.*	345	6,296
SEACOR Marine Holdings, Inc.*	402	6,287
Utah Medical Products, Inc.	85	6,252
Stemline Therapeutics, Inc.*	559	6,205
RTI Surgical, Inc.*	1,353	6,156
Aratana Therapeutics, Inc.*	1,003	6,148
Willdan Group, Inc.*	187	6,070

116 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

Chimerix, Inc.*	1,154	$6,059
Durect Corp.*	3,396	6,011
Seneca Foods Corp. — Class A*	174	6,003
Idera Pharmaceuticals, Inc.*	2,674	5,963
Collegium Pharmaceutical, Inc.*	561	5,885
Amplify Snack Brands, Inc.*,1	820	5,814
Medpace Holdings, Inc.*	177	5,646
Jounce Therapeutics, Inc.*,1	359	5,593
Acacia Research Corp.*	1,226	5,578
Entellus Medical, Inc.*	300	5,538
Axovant Sciences Ltd.*,1	803	5,525
NewLink Genetics Corp.*	542	5,518
Craft Brew Alliance, Inc.*	314	5,511
Organovo Holdings, Inc.*	2,482	5,510
Minerva Neurosciences, Inc.*	720	5,472
Sientra, Inc.*	354	5,452
Neos Therapeutics, Inc.*	594	5,435
BioTime, Inc.*	1,875	5,325
Insys Therapeutics, Inc.*	595	5,284
Edge Therapeutics, Inc.*	492	5,279
Care.com, Inc.*	332	5,275
MediciNova, Inc.*	823	5,243
Athersys, Inc.*	2,529	5,210
Veracyte, Inc.*	587	5,148
Neff Corp. — Class A*	200	5,000
Calyxt, Inc.*	201	4,922
Pieris Pharmaceuticals, Inc.*	851	4,902
Kindred Biosciences, Inc.*	623	4,891
Village Super Market, Inc. — Class A	197	4,874
Franklin Covey Co.*	240	4,872
G1 Therapeutics, Inc.*	195	4,854
Surgery Partners, Inc.*	467	4,833
Merrimack Pharmaceuticals, Inc.	319	4,635
Madrigal Pharmaceuticals, Inc.*	103	4,633
Ardelyx, Inc.*	827	4,631
Kala Pharmaceuticals, Inc.*	202	4,614
FONAR Corp.*	151	4,606
Syros Pharmaceuticals, Inc.*	310	4,563
ChemoCentryx, Inc.*	605	4,489
Clearside Biomedical, Inc.*	512	4,475
Catalyst Pharmaceuticals, Inc.*	1,772	4,465
Smart & Final Stores, Inc.*	566	4,443
Collectors Universe, Inc.	185	4,434
Bridgepoint Education, Inc.*	461	4,426
Immune Design Corp.*	422	4,368
ViewRay, Inc.*	757	4,360
Natural Health Trends Corp.	182	4,350
Curis, Inc.*	2,871	4,278
Ra Pharmaceuticals, Inc.*	291	4,249
Pulse Biosciences, Inc.*	226	4,206
NantKwest, Inc.*	756	4,143
Protagonist Therapeutics, Inc.*	232	4,099
ARC Document Solutions, Inc.*	990	4,049
Cempra, Inc.*	1,187	3,858
Advaxis, Inc.*	904	3,779
Anavex Life Sciences Corp.*	907	3,755
Strongbridge Biopharma plc*	543	3,747
Fate Therapeutics, Inc.*	944	3,738
Fortress Biotech, Inc.*	816	3,607
American Renal Associates Holdings, Inc.*	240	3,593
Ascent Capital Group, Inc. — Class A*	273	3,560
Trevena, Inc.*	1,389	3,542
ConforMIS, Inc.*	993	3,495
Conatus Pharmaceuticals, Inc.*	634	3,481
Cascadian Therapeutics, Inc.*	849	3,472
Ocular Therapeutix, Inc.*	558	3,448
Corvus Pharmaceuticals, Inc.*	209	3,331
Quotient Ltd.*	662	3,264
Information Services Group, Inc.*	803	3,228
Syndax Pharmaceuticals, Inc.*	266	3,112
Dova Pharmaceuticals, Inc.*	127	3,084
Athenex, Inc.*	173	3,029
Recro Pharma, Inc.*	337	3,026
Nymox Pharmaceutical Corp.*	753	2,876
Miragen Therapeutics, Inc.*	313	2,864
BG Staffing, Inc.	171	2,830
AAC Holdings, Inc.*	284	2,820
Sienna Biopharmaceuticals, Inc.*	125	2,781
Nature’s Sunshine Products, Inc.	266	2,700
Novelion Therapeutics, Inc.*	375	2,636
Alico, Inc.	77	2,630
Tocagen, Inc.*	208	2,592
Liberty Tax, Inc.	170	2,448
Zynerba Pharmaceuticals, Inc.*	282	2,358
Asterias Biotherapeutics, Inc.*	668	2,271
Otonomy, Inc.*	698	2,269
Cambium Learning Group, Inc.*	342	2,267
Mersana Therapeutics, Inc.*	125	2,161
Turning Point Brands, Inc.*	125	2,125
XBiotech, Inc.*	478	2,089
VBI Vaccines, Inc.*	537	2,067
Obalon Therapeutics, Inc.*	213	2,030
Pendrell Corp.*	296	2,022
Versartis, Inc.*	808	1,980
Viveve Medical, Inc.*	371	1,944
Matinas BioPharma Holdings, Inc.*	1,307	1,725
Aileron Therapeutics, Inc.*	126	1,686
Natural Grocers by Vitamin Cottage, Inc.*	223	1,244
Ovid therapeutics, Inc.*	125	1,071
Genesis Healthcare, Inc.*	923	1,071
vTv Therapeutics, Inc. — Class A*	176	1,052
Genocea Biosciences, Inc.*	709	1,035
Lifeway Foods, Inc.*	116	1,032
Oncocyte Corp.*	95	717
CPI Card Group, Inc.	506	597
Total Consumer, Non-cyclical		11,030,754

Industrial - 11.1%
Knight-Swift Transportation Holdings, Inc.*	3,109	129,185
Curtiss-Wright Corp.	1,095	114,471
Littelfuse, Inc.	558	109,300
Woodward, Inc.	1,320	102,444

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

EMCOR Group, Inc.	1,461	$101,363
Louisiana-Pacific Corp.*	3,604	97,597
SYNNEX Corp.	719	90,960
Barnes Group, Inc.	1,245	87,697
Summit Materials, Inc. — Class A*	2,652	84,944
Belden, Inc.	1,043	83,992
Kennametal, Inc.	1,989	80,237
Advanced Energy Industries, Inc.*	984	79,468
John Bean Technologies Corp.	778	78,656
Tech Data Corp.*	869	77,211
MasTec, Inc.*	1,650	76,560
EnerSys	1,081	74,773
Trinseo S.A.	1,100	73,810
RBC Bearings, Inc.*	573	71,710
Generac Holdings, Inc.*	1,525	70,043
Sanmina Corp.*	1,856	68,950
Cree, Inc.*	2,420	68,220
KLX, Inc.*	1,282	67,856
Tetra Tech, Inc.	1,417	65,962
Trex Company, Inc.*	732	65,931
Moog, Inc. — Class A*	790	65,910
MSA Safety, Inc.	826	65,676
Itron, Inc.*	847	65,600
Rexnord Corp.*	2,580	65,558
Dycom Industries, Inc.*	747	64,152
Vishay Intertechnology, Inc.	3,337	62,736
Applied Industrial Technologies, Inc.	949	62,444
KBR, Inc.	3,485	62,312
II-VI, Inc.*	1,503	61,848
Hillenbrand, Inc.	1,569	60,956
Aerojet Rocketdyne Holdings, Inc.*	1,713	59,972
TopBuild Corp.*	915	59,631
Rogers Corp.*	447	59,576
GATX Corp.	957	58,913
Esterline Technologies Corp.*	649	58,507
Granite Construction, Inc.	984	57,023
Golar LNG Ltd.	2,381	53,834
Franklin Electric Company, Inc.	1,148	51,488
Worthington Industries, Inc.	1,115	51,290
Masonite International Corp.*	737	51,000
Simpson Manufacturing Company, Inc.	1,021	50,070
Mueller Industries, Inc.	1,411	49,314
Proto Labs, Inc.*	614	49,304
Mueller Water Products, Inc. — Class A	3,819	48,883
Universal Forest Products, Inc.	496	48,687
JELD-WEN Holding, Inc.*	1,358	48,236
Watts Water Technologies, Inc. — Class A	690	47,748
Exponent, Inc.	635	46,927
Plexus Corp.*	832	46,659
KapStone Paper and Packaging Corp.	2,154	46,289
Brady Corp. — Class A	1,151	43,680
Werner Enterprises, Inc.	1,181	43,166
Covanta Holding Corp.	2,904	43,124
Builders FirstSource, Inc.*	2,397	43,122
Forward Air Corp.	744	42,579
Benchmark Electronics, Inc.*	1,239	42,312
EnPro Industries, Inc.	524	42,198
Chicago Bridge & Iron Company N.V.[1]	2,497	41,950
Harsco Corp.*	1,992	41,633
Albany International Corp. — Class A	711	40,811
SPX FLOW, Inc.*	1,026	39,563
OSI Systems, Inc.*	431	39,380
Saia, Inc.*	627	39,282
Kaman Corp.	684	38,154
Atlas Air Worldwide Holdings, Inc.*	577	37,967
ESCO Technologies, Inc.	631	37,828
Actuant Corp. — Class A	1,476	37,786
Methode Electronics, Inc.	887	37,564
Greif, Inc. — Class A	633	37,056
Triumph Group, Inc.	1,210	35,998
Air Transport Services Group, Inc.*	1,456	35,439
AAON, Inc.	1,026	35,371
TTM Technologies, Inc.*	2,289	35,182
Hub Group, Inc. — Class A*	809	34,747
Novanta, Inc.*	793	34,575
Altra Industrial Motion Corp.	710	34,151
Badger Meter, Inc.	695	34,055
Apogee Enterprises, Inc.	701	33,830
Patrick Industries, Inc.*	401	33,724
Boise Cascade Co.*	958	33,434
Knowles Corp.*	2,184	33,350
Fabrinet*	899	33,317
Standex International Corp.	312	33,134
Greenbrier Companies, Inc.[1]	678	32,646
Comfort Systems USA, Inc.	913	32,594
Cubic Corp.	625	31,875
Sun Hydraulics Corp.	585	31,590
AZZ, Inc.	643	31,314
Federal Signal Corp.	1,462	31,111
SPX Corp.*	1,055	30,954
TriMas Corp.*	1,128	30,456
Fitbit, Inc. — Class A*	4,327	30,116
AAR Corp.	797	30,111
Matson, Inc.	1,061	29,899
Chart Industries, Inc.*	759	29,776
Astec Industries, Inc.	528	29,573
Applied Optoelectronics, Inc.*,1	455	29,425
Heartland Express, Inc.	1,171	29,369
Axon Enterprise, Inc.*,1	1,292	29,290
GoPro, Inc. — Class A*,1	2,648	29,154
US Ecology, Inc.	541	29,106
Raven Industries, Inc.	896	29,030
Tennant Co.	437	28,929
US Concrete, Inc.*	377	28,765
Primoris Services Corp.	977	28,743
Manitowoc Company, Inc.*	3,159	28,431
Aerovironment, Inc.*	520	28,142
Multi-Color Corp.	339	27,781
Advanced Disposal Services, Inc.*	1,083	27,281
Kadant, Inc.	269	26,510
Tutor Perini Corp.*	927	26,327
Continental Building Products, Inc.*	979	25,454

118 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

Alamo Group, Inc.	235	$25,232
KEMET Corp.*	1,161	24,532
Gibraltar Industries, Inc.*	787	24,515
Briggs & Stratton Corp.	1,034	24,299
Argan, Inc.	360	24,210
Lindsay Corp.	260	23,894
Lydall, Inc.*	414	23,722
Kratos Defense & Security Solutions, Inc.*	1,775	23,217
General Cable Corp.	1,220	22,997
Milacron Holdings Corp.*	1,347	22,710
Encore Wire Corp.	502	22,477
CIRCOR International, Inc.	409	22,262
Sturm Ruger & Company, Inc.[1]	425	21,973
Ship Finance International Ltd.[1]	1,482	21,489
ArcBest Corp.	642	21,475
AVX Corp.	1,142	20,819
Schneider National, Inc. — Class B	807	20,417
Columbus McKinnon Corp.	537	20,336
American Outdoor Brands Corp.*	1,331	20,298
Marten Transport Ltd.	966	19,851
Chase Corp.	177	19,718
Hyster-Yale Materials Handling, Inc.	256	19,569
Quanex Building Products Corp.[1]	851	19,530
NN, Inc.	671	19,459
CTS Corp.	792	19,087
Aegion Corp. — Class A*	812	18,903
Casella Waste Systems, Inc. — Class A*	969	18,217
Global Brass & Copper Holdings, Inc.	537	18,151
Scorpio Tankers, Inc.	5,254	18,021
PGT Innovations, Inc.*	1,199	17,925
Control4 Corp.*	605	17,823
Advanced Drainage Systems, Inc.	875	17,719
GasLog Ltd.	1,012	17,659
Caesarstone Ltd.*	562	16,748
TimkenSteel Corp.*	982	16,203
Griffon Corp.	726	16,117
Atkore International Group, Inc.*	813	15,862
Astronics Corp.*	531	15,797
FARO Technologies, Inc.*	411	15,721
NCI Building Systems, Inc.*	990	15,444
International Seaways, Inc.*	729	14,361
Gorman-Rupp Co.[1]	437	14,233
Kimball Electronics, Inc.*	657	14,224
Nordic American Tankers Ltd.	2,477	13,227
Stoneridge, Inc.*	667	13,213
National Presto Industries, Inc.	123	13,093
Echo Global Logistics, Inc.*	669	12,611
DXP Enterprises, Inc.*	390	12,281
VSE Corp.	214	12,168
Myers Industries, Inc.	573	12,004
Ichor Holdings Ltd.*	447	11,980
Mesa Laboratories, Inc.	80	11,946
Teekay Corp.	1,337	11,939
Insteel Industries, Inc.	451	11,776
MYR Group, Inc.*	396	11,539
Tredegar Corp.	640	11,520
Frontline Ltd.	1,907	11,518
YRC Worldwide, Inc.*	818	11,288
Electro Scientific Industries, Inc.*	793	11,039
Haynes International, Inc.	307	11,024
SunPower Corp. — Class A*,1	1,480	10,789
NV5 Global, Inc.*	196	10,711
ZAGG, Inc.*	673	10,600
Scorpio Bulkers, Inc.*	1,455	10,258
Park-Ohio Holdings Corp.	218	9,941
Vicor Corp.*	415	9,794
Sterling Construction Company, Inc.*	640	9,747
GP Strategies Corp.*	311	9,594
Ply Gem Holdings, Inc.*	550	9,378
NVE Corp.	118	9,318
Armstrong Flooring, Inc.*	577	9,088
Greif, Inc. — Class B	139	8,931
Park Electrochemical Corp.	477	8,825
Mistras Group, Inc.*	428	8,774
Covenant Transportation Group, Inc. — Class A*	294	8,520
DHT Holdings, Inc.	2,117	8,426
Ducommun, Inc.*	261	8,365
Costamare, Inc.	1,244	7,688
Heritage-Crystal Clean, Inc.*	351	7,634
Bel Fuse, Inc. — Class B	238	7,426
Roadrunner Transportation Systems, Inc.*	757	7,214
Energy Recovery, Inc.*	898	7,094
Hudson Technologies, Inc.*	908	7,091
American Railcar Industries, Inc.[1]	180	6,948
Daseke, Inc.*	507	6,616
Powell Industries, Inc.	218	6,538
Hurco Companies, Inc.	152	6,323
CECO Environmental Corp.	740	6,260
Vishay Precision Group, Inc.*	252	6,149
Energous Corp.*	466	5,900
FreightCar America, Inc.	301	5,888
Ardmore Shipping Corp.*	695	5,734
Advanced Emissions Solutions, Inc.	522	5,726
Layne Christensen Co.*	447	5,610
Sparton Corp.*	239	5,547
MicroVision, Inc.*	1,912	5,315
Gener8 Maritime, Inc.*	1,169	5,272
Omega Flex, Inc.	72	5,172
Olympic Steel, Inc.	228	5,016
Radiant Logistics, Inc.*	927	4,922
Graham Corp.	236	4,916
Teekay Tankers Ltd. — Class A	3,021	4,894
LB Foster Co. — Class A*	206	4,687
UFP Technologies, Inc.*	160	4,496
Northwest Pipe Co.*	236	4,489
Orion Group Holdings, Inc.*	671	4,402
Hardinge, Inc.	286	4,367
Eagle Bulk Shipping, Inc.*	952	4,313
LSB Industries, Inc.*	539	4,280
Universal Logistics Holdings, Inc.	207	4,233
Allied Motion Technologies, Inc.	164	4,156

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

Intevac, Inc.*	489	$4,132
Babcock & Wilcox Enterprises, Inc.*	1,212	4,036
Hill International, Inc.*	845	4,014
Lawson Products, Inc.*	159	4,007
Core Molding Technologies, Inc.	182	3,993
LSI Industries, Inc.	600	3,966
Eastern Co.	138	3,961
Twin Disc, Inc.*	211	3,927
Iteris, Inc.*	590	3,924
AquaVenture Holdings Ltd.*	287	3,875
Ampco-Pittsburgh Corp.	215	3,741
IES Holdings, Inc.*	215	3,720
Navios Maritime Holdings, Inc.*	2,224	3,714
Fluidigm Corp.*	728	3,669
Gencor Industries, Inc.*	201	3,548
Safe Bulkers, Inc.*,1	1,219	3,340
Dorian LPG Ltd.*	468	3,192
Pure Cycle Corp.*	424	3,180
Overseas Shipholding Group, Inc. — Class A*	1,122	2,951
Napco Security Technologies, Inc.*	295	2,862
Aqua Metals, Inc.*	412	2,822
CyberOptics Corp.*	170	2,763
Navios Maritime Acquisition Corp.	2,043	2,492
Handy & Harman Ltd.*	73	2,376
Genco Shipping & Trading Ltd.*	190	2,202
Willis Lease Finance Corp.*	85	2,090
Forterra, Inc.*	462	2,079
Revolution Lighting Technologies, Inc.*,1	305	1,983
NL Industries, Inc.*	207	1,894
Akoustis Technologies, Inc.*	226	1,474
Nordic American Offshore Ltd.	63	89
Total Industrial		7,305,870

Consumer, Cyclical - 8.9%
Dana, Inc.	3,603	100,741
Texas Roadhouse, Inc. — Class A	1,658	81,475
Tenneco, Inc.	1,323	80,266
Beacon Roofing Supply, Inc.*	1,497	76,722
Jack in the Box, Inc.	729	74,301
FirstCash, Inc.	1,176	74,265
Five Below, Inc.*	1,339	73,484
Cracker Barrel Old Country Store, Inc.[1]	476	72,171
ILG, Inc.	2,635	70,433
Lithia Motors, Inc. — Class A	583	70,141
LCI Industries	601	69,626
Churchill Downs, Inc.	334	68,872
Marriott Vacations Worldwide Corp.	543	67,620
Wolverine World Wide, Inc.	2,338	67,452
Steven Madden Ltd.*	1,464	63,391
Anixter International, Inc.*	719	61,116
Scientific Games Corp. — Class A*	1,319	60,476
Big Lots, Inc.	1,100	58,927
Planet Fitness, Inc. — Class A	2,143	57,818
Office Depot, Inc.	12,690	57,613
American Eagle Outfitters, Inc.	4,020	57,486
UniFirst Corp.	379	57,418
SkyWest, Inc.	1,257	55,182
Ollie’s Bargain Outlet Holdings, Inc.*	1,179	54,706
Navistar International Corp.*	1,232	54,294
Dave & Buster’s Entertainment, Inc.*	1,029	54,002
Meritor, Inc.*	2,075	53,971
Boyd Gaming Corp.	2,059	53,637
Deckers Outdoor Corp.*	783	53,565
Herman Miller, Inc.	1,478	53,060
TRI Pointe Group, Inc.*	3,717	51,331
iRobot Corp.*	655	50,475
Children’s Place, Inc.	427	50,450
Cooper-Standard Holdings, Inc.*	435	50,447
KB Home	2,079	50,144
Papa John’s International, Inc.	675	49,322
Hawaiian Holdings, Inc.*	1,313	49,303
Cooper Tire & Rubber Co.	1,316	49,218
Penn National Gaming, Inc.*	2,099	49,096
SiteOne Landscape Supply, Inc.*	841	48,862
PriceSmart, Inc.	547	48,820
Dorman Products, Inc.*	679	48,630
Cheesecake Factory, Inc.	1,112	46,837
HNI Corp.	1,094	45,368
Columbia Sportswear Co.	723	44,522
Meritage Homes Corp.*	954	42,358
Allegiant Travel Co. — Class A	314	41,354
Buffalo Wild Wings, Inc.*	384	40,589
Bloomin’ Brands, Inc.	2,297	40,427
Taylor Morrison Home Corp. — Class A*	1,768	38,984
Red Rock Resorts, Inc. — Class A	1,683	38,978
Brinker International, Inc.[1]	1,219	38,837
Mobile Mini, Inc.	1,089	37,516
Fox Factory Holding Corp.*	868	37,411
American Axle & Manufacturing Holdings, Inc.*	2,071	36,408
Core-Mark Holding Company, Inc.	1,130	36,318
Triton International Ltd.	1,076	35,809
Group 1 Automotive, Inc.[1]	492	35,650
La Quinta Holdings, Inc.*	2,021	35,368
RH*,1	498	35,019
DSW, Inc. — Class A	1,628	34,969
Winnebago Industries, Inc.	781	34,950
BMC Stock Holdings, Inc.*	1,622	34,630
Installed Building Products, Inc.*	534	34,603
MDC Holdings, Inc.	1,031	34,240
Rush Enterprises, Inc. — Class A*	737	34,116
Interface, Inc. — Class A	1,542	33,770
Gentherm, Inc.*	908	33,732
American Woodmark Corp.*	349	33,592
Callaway Golf Co.	2,317	33,434
Wabash National Corp.	1,447	33,021
Steelcase, Inc. — Class A	2,122	32,679
Vista Outdoor, Inc.*	1,417	32,506
La-Z-Boy, Inc.	1,196	32,172
Caleres, Inc.	1,043	31,832
IMAX Corp.*	1,389	31,461
Cavco Industries, Inc.*	212	31,281

120 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

HSN, Inc.	799	$31,201
Select Comfort Corp.*	1,003	31,143
G-III Apparel Group Ltd.*	1,073	31,138
Belmond Ltd. — Class A*	2,217	30,262
Eldorado Resorts, Inc.*	1,142	29,292
J.C. Penney Company, Inc.*	7,686	29,284
Chico’s FAS, Inc.	3,187	28,524
Asbury Automotive Group, Inc.*	460	28,106
Pinnacle Entertainment, Inc.*	1,311	27,937
Lumber Liquidators Holdings, Inc.*	697	27,169
ScanSource, Inc.*	614	26,801
Caesars Acquisition Co. — Class A*	1,213	26,019
Oxford Industries, Inc.	408	25,924
Standard Motor Products, Inc.	534	25,766
Sonic Corp.	1,003	25,526
Guess?, Inc.[1]	1,485	25,290
Abercrombie & Fitch Co. — Class A	1,693	24,447
GMS, Inc.*	681	24,107
Knoll, Inc.	1,198	23,960
Wingstop, Inc.	720	23,940
Camping World Holdings, Inc. — Class A	582	23,711
Modine Manufacturing Co.*	1,224	23,562
H&E Equipment Services, Inc.	781	22,805
Liberty TripAdvisor Holdings, Inc. — Class A*	1,800	22,230
Universal Electronics, Inc.*	350	22,190
International Speedway Corp. — Class A	612	22,032
SeaWorld Entertainment, Inc.*,1	1,695	22,018
Douglas Dynamics, Inc.	547	21,552
Red Robin Gourmet Burgers, Inc.*	319	21,373
LGI Homes, Inc.*	428	20,788
Denny’s Corp.*	1,632	20,318
AMC Entertainment Holdings, Inc. — Class A1	1,367	20,095
Ethan Allen Interiors, Inc.	616	19,958
Dillard’s, Inc. — Class A1	347	19,456
Caesars Entertainment Corp.*,1	1,412	18,850
DineEquity, Inc.	426	18,309
Shake Shack, Inc. — Class A*	544	18,077
Kimball International, Inc. — Class B	903	17,852
Crocs, Inc.*,1	1,833	17,780
Tailored Brands, Inc.[1]	1,217	17,573
PetMed Express, Inc.	489	16,210
M/I Homes, Inc.*	598	15,985
Malibu Boats, Inc. — Class A*	505	15,978
BJ’s Restaurants, Inc.*,1	521	15,864
Ruth’s Hospitality Group, Inc.	732	15,335
GNC Holdings, Inc. — Class A1	1,680	14,851
Beazer Homes USA, Inc.*	775	14,524
Motorcar Parts of America, Inc.*	463	13,640
William Lyon Homes — Class A*	591	13,587
Unifi, Inc.*	381	13,575
Hooker Furniture Corp.	281	13,418
Tower International, Inc.	489	13,301
Sonic Automotive, Inc. — Class A	638	13,015
Wesco Aircraft Holdings, Inc.*	1,381	12,981
Conn’s, Inc.*	461	12,977
Express, Inc.*	1,911	12,918
Marcus Corp.	463	12,825
Nautilus, Inc.*	748	12,641
Genesco, Inc.*	475	12,635
Regis Corp.*	880	12,558
Del Taco Restaurants, Inc.*	817	12,533
Titan International, Inc.	1,234	12,525
Tile Shop Holdings, Inc.	986	12,522
Essendant, Inc.	926	12,195
Haverty Furniture Companies, Inc.	465	12,160
Fiesta Restaurant Group, Inc.*	639	12,141
Buckle, Inc.[1]	713	12,014
Finish Line, Inc. — Class A1	985	11,850
EZCORP, Inc. — Class A*	1,237	11,752
Century Communities, Inc.*	473	11,683
Barnes & Noble, Inc.	1,474	11,202
Horizon Global Corp.*	616	10,866
National CineMedia, Inc.	1,533	10,700
Monarch Casino & Resort, Inc.*	268	10,594
Movado Group, Inc.	376	10,528
Ascena Retail Group, Inc.*	4,274	10,471
MarineMax, Inc.*	623	10,311
Fossil Group, Inc.*,1	1,097	10,235
Acushnet Holdings Corp.[1]	573	10,176
Superior Industries International, Inc.	610	10,157
Flexsteel Industries, Inc.	189	9,582
Bassett Furniture Industries, Inc.	252	9,500
Freshpet, Inc.*	607	9,500
Spartan Motors, Inc.	846	9,348
Carrols Restaurant Group, Inc.*	855	9,320
MCBC Holdings, Inc.*	456	9,293
Daktronics, Inc.	879	9,291
Veritiv Corp.*	284	9,230
Party City Holdco, Inc.*	681	9,228
PICO Holdings, Inc.*	550	9,185
REV Group, Inc.	313	9,002
Eros International plc*	623	8,909
Culp, Inc.	269	8,810
Johnson Outdoors, Inc. — Class A	120	8,794
Chuy’s Holdings, Inc.*	411	8,652
Pier 1 Imports, Inc.	2,003	8,393
Biglari Holdings, Inc.*	25	8,332
Zumiez, Inc.*	457	8,272
PC Connection, Inc.	287	8,091
Winmark Corp.	59	7,773
Cato Corp. — Class A1	582	7,700
Miller Industries, Inc.	273	7,630
Del Frisco’s Restaurant Group, Inc.*	524	7,624
Systemax, Inc.	285	7,533
Perry Ellis International, Inc.*	317	7,500
America’s Car-Mart, Inc.*	181	7,444
Hibbett Sports, Inc.*	516	7,353
Titan Machinery, Inc.*	460	7,144
Citi Trends, Inc.	358	7,113
Iconix Brand Group, Inc.*	1,240	7,056

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

Potbelly Corp.*	567	$7,031
Francesca’s Holdings Corp.*	925	6,808
Reading International, Inc. — Class A*	417	6,555
Habit Restaurants, Inc. — Class A*	500	6,525
Shoe Carnival, Inc.[1]	288	6,445
Golden Entertainment, Inc.*	261	6,363
Barnes & Noble Education, Inc.*	947	6,165
Speedway Motorsports, Inc.	288	6,134
El Pollo Loco Holdings, Inc.*	504	6,124
Zoe’s Kitchen, Inc.*	473	5,974
Hovnanian Enterprises, Inc. — Class A*	3,061	5,908
Bojangles’, Inc.*	434	5,859
Fred’s, Inc. — Class A1	891	5,738
Green Brick Partners, Inc.*	571	5,653
RCI Hospitality Holdings, Inc.	225	5,569
Drive Shack, Inc.	1,540	5,559
Rush Enterprises, Inc. — Class B*	126	5,496
Lindblad Expeditions Holdings, Inc.*	497	5,318
Nathan’s Famous, Inc.*	71	5,250
Foundation Building Materials, Inc.*	368	5,204
AV Homes, Inc.*	302	5,179
Libbey, Inc.	543	5,028
PetIQ, Inc.*	180	4,874
Duluth Holdings, Inc. — Class B*	238	4,829
Superior Uniform Group, Inc.	208	4,763
Nexeo Solutions, Inc.*	651	4,752
Commercial Vehicle Group, Inc.*	623	4,579
Weyco Group, Inc.	156	4,427
Lifetime Brands, Inc.	241	4,410
Vera Bradley, Inc.*	498	4,387
Kirkland’s, Inc.*	379	4,332
Century Casinos, Inc.*	523	4,294
VOXX International Corp. — Class A*	497	4,249
Huttig Building Products, Inc.*	590	4,165
Sportsman’s Warehouse Holdings, Inc.*,1	896	4,041
Big 5 Sporting Goods Corp.[1]	514	3,932
Tilly’s, Inc. — Class A	320	3,837
Clarus Corp.*	509	3,818
Blue Bird Corp.*	180	3,708
J Alexander’s Holdings, Inc.*	319	3,700
Delta Apparel, Inc.*	170	3,657
Escalade, Inc.	263	3,577
Red Lion Hotels Corp.*	410	3,547
PCM, Inc.*	249	3,486
New Home Company, Inc.*	306	3,415
J. Jill, Inc.*,1	292	3,180
Ruby Tuesday, Inc.*	1,466	3,137
Marine Products Corp.	194	3,114
Build-A-Bear Workshop, Inc. — Class A*	337	3,084
Sequential Brands Group, Inc.*	984	2,942
Castle Brands, Inc.*,1	2,195	2,941
Fogo De Chao, Inc.*	233	2,889
At Home Group, Inc.*	126	2,878
Vitamin Shoppe, Inc.*	529	2,830
Boot Barn Holdings, Inc.*,1	303	2,697
Gaia, Inc.*	217	2,604
EnviroStar, Inc.	87	2,406
Sears Holdings Corp.*	295	2,154
Empire Resorts, Inc.*	84	1,877
Container Store Group, Inc.*	397	1,671
Inspired Entertainment, Inc.*	98	1,299
Noodles & Co.*	290	1,276
CompX International, Inc.	41	625
Total Consumer, Cyclical		5,807,738

Technology - 7.9%
MKS Instruments, Inc.	1,335	126,092
Aspen Technology, Inc.*	1,860	116,826
Medidata Solutions, Inc.*	1,397	109,049
EPAM Systems, Inc.*	1,218	107,098
Fair Isaac Corp.	755	106,077
Monolithic Power Systems, Inc.	989	105,378
Blackbaud, Inc.	1,181	103,691
MAXIMUS, Inc.	1,591	102,619
Entegris, Inc.*	3,520	101,552
Paycom Software, Inc.*	1,221	91,525
Integrated Device Technology, Inc.*	3,320	88,246
Cirrus Logic, Inc.*	1,598	85,205
j2 Global, Inc.	1,151	85,036
CACI International, Inc. — Class A*	605	84,306
Silicon Laboratories, Inc.*	1,040	83,096
Lumentum Holdings, Inc.*	1,510	82,068
Science Applications International Corp.	1,085	72,532
HubSpot, Inc.*	845	71,022
NetScout Systems, Inc.*	2,148	69,488
ACI Worldwide, Inc.*	2,888	65,789
Verint Systems, Inc.*	1,550	64,868
Allscripts Healthcare Solutions, Inc.*	4,500	64,035
2U, Inc.*	1,085	60,803
Semtech Corp.*	1,607	60,343
Convergys Corp.	2,328	60,272
Mercury Systems, Inc.*	1,161	60,233
CommVault Systems, Inc.*	974	59,219
RealPage, Inc.*	1,454	58,015
VeriFone Systems, Inc.*	2,760	55,973
Envestnet, Inc.*	1,067	54,417
Cornerstone OnDemand, Inc.*	1,290	52,387
Pegasystems, Inc.	908	52,346
Power Integrations, Inc.	711	52,045
Brooks Automation, Inc.	1,704	51,733
Cabot Microelectronics Corp.	617	49,317
Electronics for Imaging, Inc.*	1,147	48,954
Acxiom Corp.*	1,963	48,368
ExlService Holdings, Inc.*	811	47,298
Omnicell, Inc.*	910	46,456
Twilio, Inc. — Class A*,1	1,540	45,969
Progress Software Corp.	1,180	45,041
MACOM Technology Solutions Holdings, Inc.*	1,005	44,833
Diebold Nixdorf, Inc.[1]	1,873	42,798
Inphi Corp.*	1,041	41,317
Insight Enterprises, Inc.*	882	40,501
Qualys, Inc.*	778	40,300

122 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

Ambarella, Inc.*,1	804	$39,404
Callidus Software, Inc.*	1,597	39,366
Ebix, Inc.[1]	595	38,824
Box, Inc. — Class A*	2,005	38,737
BroadSoft, Inc.*	761	38,278
New Relic, Inc.*	750	37,350
Pure Storage, Inc. — Class A*,1	2,306	36,873
3D Systems Corp.*,1	2,707	36,247
Rambus, Inc.*	2,686	35,858
MaxLinear, Inc. — Class A*	1,491	35,411
Synaptics, Inc.*	854	33,460
CSG Systems International, Inc.	826	33,123
Cotiviti Holdings, Inc.*	909	32,706
Nutanix, Inc. — Class A*,1	1,406	31,480
Bottomline Technologies de, Inc.*	986	31,384
Five9, Inc.*	1,291	30,855
Xperi Corp.	1,213	30,689
FormFactor, Inc.*	1,783	30,044
MicroStrategy, Inc. — Class A*	235	30,012
Stratasys Ltd.*	1,238	28,623
Sykes Enterprises, Inc.*	972	28,344
Diodes, Inc.*	946	28,314
ManTech International Corp. — Class A	638	28,168
MINDBODY, Inc. — Class A*	1,052	27,194
Amkor Technology, Inc.*	2,524	26,628
Inovalon Holdings, Inc. — Class A*	1,553	26,479
Virtusa Corp.*	670	25,313
Veeco Instruments, Inc.*	1,169	25,017
Ultra Clean Holdings, Inc.*	815	24,955
Coupa Software, Inc.*	770	23,986
SPS Commerce, Inc.*	418	23,705
Evolent Health, Inc. — Class A*,1	1,305	23,229
CEVA, Inc.*	531	22,727
MTS Systems Corp.	416	22,235
Vocera Communications, Inc.*	693	21,739
Super Micro Computer, Inc.*	965	21,327
Hortonworks, Inc.*	1,243	21,069
Quality Systems, Inc.*	1,314	20,669
Rudolph Technologies, Inc.*	774	20,356
Axcelis Technologies, Inc.*	744	20,348
Varonis Systems, Inc.*	474	19,861
Monotype Imaging Holdings, Inc.	1,030	19,828
Cray, Inc.*	993	19,314
Impinj, Inc.*,1	446	18,558
LivePerson, Inc.*	1,343	18,198
Donnelley Financial Solutions, Inc.*	830	17,895
Instructure, Inc.*	535	17,735
Nanometrics, Inc.*	596	17,165
Silver Spring Networks, Inc.*	1,036	16,752
Cohu, Inc.	681	16,235
Syntel, Inc.*	819	16,093
Lattice Semiconductor Corp.*	3,041	15,844
PROS Holdings, Inc.*	651	15,709
Engility Holdings, Inc.*	447	15,502
CommerceHub, Inc.*	720	15,372
IXYS Corp.*	639	15,144
Barracuda Networks, Inc.*	623	15,095
Photronics, Inc.*	1,656	14,656
TeleTech Holdings, Inc.	344	14,362
SMART Global Holdings, Inc.*	505	13,524
Carbonite, Inc.*	612	13,464
Blackline, Inc.*	389	13,273
Benefitfocus, Inc.*,1	394	13,258
Xcerra Corp.*	1,326	13,061
Workiva, Inc.*	615	12,823
InnerWorkings, Inc.*	1,121	12,611
MuleSoft, Inc. — Class A*	602	12,124
Actua Corp.*	757	11,582
Everbridge, Inc.*	420	11,096
PDF Solutions, Inc.*	691	10,704
Unisys Corp.*	1,247	10,600
Bazaarvoice, Inc.*	2,065	10,222
Apptio, Inc. — Class A*	551	10,177
Synchronoss Technologies, Inc.*	1,056	9,852
Glu Mobile, Inc.*,1	2,572	9,671
Appfolio, Inc. — Class A*	198	9,494
KeyW Holding Corp.*,1	1,194	9,086
Digimarc Corp.*,1	247	9,040
Model N, Inc.*	578	8,641
AXT, Inc.*	922	8,436
QAD, Inc. — Class A	244	8,381
Exa Corp.*	344	8,318
Computer Programs & Systems, Inc.	277	8,185
CommerceHub, Inc.*	340	7,674
Alpha & Omega Semiconductor Ltd.*	464	7,651
American Software, Inc. — Class A	666	7,566
USA Technologies, Inc.*	1,164	7,275
Mitek Systems, Inc.*	764	7,258
DSP Group, Inc.*	541	7,033
pdvWireless, Inc.*	234	6,973
Digi International, Inc.*	655	6,943
Castlight Health, Inc. — Class B*	1,585	6,816
Presidio, Inc.*	471	6,665
Kopin Corp.*	1,525	6,359
Tabula Rasa HealthCare, Inc.*	231	6,177
Brightcove, Inc.*	840	6,048
DMC Global, Inc.	350	5,915
Immersion Corp.*	721	5,891
Cloudera, Inc.*,1	354	5,883
Sigma Designs, Inc.*	929	5,853
EMCORE Corp.*	667	5,469
MobileIron, Inc.*	1,387	5,132
Maxwell Technologies, Inc.*	894	4,586
Agilysys, Inc.*	380	4,541
Planet Payment, Inc.*	1,046	4,487
Alteryx, Inc. — Class A*	220	4,481
Quantum Corp.*	705	4,315
Rosetta Stone, Inc.*	420	4,288
Upland Software, Inc.*	201	4,253
Simulations Plus, Inc.	271	4,201
Park City Group, Inc.*	324	3,937
Amber Road, Inc.*	497	3,817

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

Pixelworks, Inc.*	808	$3,806
Avid Technology, Inc.*	828	3,759
ExOne Co.*	276	3,135
Veritone, Inc.*	67	3,045
Eastman Kodak Co.*	409	3,006
StarTek, Inc.*	252	2,961
GSI Technology, Inc.*	364	2,646
SecureWorks Corp. — Class A*	200	2,470
Cogint, Inc.*	501	2,455
NantHealth, Inc.*	442	1,821
Radisys Corp.*	913	1,251
Tintri, Inc.*	240	754
Majesco*	138	689
Total Technology		5,151,288

Communications - 4.9%
GrubHub, Inc.*	2,129	112,112
Proofpoint, Inc.*	1,081	94,285
ViaSat, Inc.*,1	1,319	84,837
Yelp, Inc. — Class A*	1,924	83,309
Stamps.com, Inc.*	392	79,439
Ciena Corp.*	3,496	76,806
Nexstar Media Group, Inc. — Class A	1,126	70,149
Zendesk, Inc.*	2,408	70,097
RingCentral, Inc. — Class A*	1,546	64,546
InterDigital, Inc.	858	63,278
Finisar Corp.*	2,825	62,630
New York Times Co. — Class A	3,111	60,976
TiVo Corp.	2,909	57,744
Sinclair Broadcast Group, Inc. — Class A	1,789	57,337
Meredith Corp.	980	54,390
DigitalGlobe, Inc.*	1,531	53,968
Viavi Solutions, Inc.*	5,671	53,648
Cogent Communications Holdings, Inc.	1,031	50,416
Etsy, Inc.*	2,867	48,395
Cars.com, Inc.*,1	1,784	47,472
Straight Path Communications, Inc. — Class B*	243	43,903
Groupon, Inc. — Class A*	8,415	43,758
Shenandoah Telecommunications Co.	1,151	42,817
Shutterfly, Inc.*	833	40,384
Vonage Holdings Corp.*	4,950	40,293
Gigamon, Inc.*	912	38,441
NETGEAR, Inc.*	799	38,032
Plantronics, Inc.	825	36,482
Trade Desk, Inc. — Class A*	587	36,106
Imperva, Inc.*	829	35,979
Oclaro, Inc.*,1	4,103	35,409
Chegg, Inc.*	2,359	35,008
Time, Inc.	2,480	33,480
Q2 Holdings, Inc.*	776	32,320
Extreme Networks, Inc.*	2,704	32,151
Ubiquiti Networks, Inc.*,1	573	32,099
Infinera Corp.*	3,586	31,808
MSG Networks, Inc. — Class A*	1,484	31,461
Consolidated Communications Holdings, Inc.	1,619	30,891
Houghton Mifflin Harcourt Co.*	2,562	30,872
ePlus, Inc.*	325	30,046
8x8, Inc.*	2,187	29,525
ADTRAN, Inc.	1,203	28,872
Quotient Technology, Inc.*	1,825	28,561
EW Scripps Co. — Class A*	1,433	27,385
NIC, Inc.	1,589	27,251
TrueCar, Inc.*	1,717	27,111
Blucora, Inc.*	1,069	27,046
General Communication, Inc. — Class A*	659	26,881
Scholastic Corp.	701	26,077
Gannett Company, Inc.	2,832	25,488
West Corp.	1,072	25,160
Gray Television, Inc.*	1,586	24,900
GTT Communications, Inc.*	767	24,276
Web.com Group, Inc.*	951	23,775
Frontier Communications Corp.[1]	1,949	22,979
World Wrestling Entertainment, Inc. — Class A	964	22,702
Acacia Communications, Inc.*,1	458	21,572
Liberty Media Corporation-Liberty Braves — Class C*	850	21,480
Iridium Communications, Inc.*,1	2,076	21,383
Cincinnati Bell, Inc.*	1,040	20,644
CalAmp Corp.*	857	19,925
Boingo Wireless, Inc.*	901	19,254
New Media Investment Group, Inc.	1,267	18,739
Globalstar, Inc.*,1	11,482	18,716
ORBCOMM, Inc.*	1,664	17,422
Perficient, Inc.*	850	16,720
Gogo, Inc.*	1,412	16,676
Bankrate, Inc.*	1,170	16,322
Loral Space & Communications, Inc.*	318	15,741
Shutterstock, Inc.*	460	15,313
MDC Partners, Inc. — Class A*	1,377	15,147
HealthStream, Inc.*	639	14,933
ATN International, Inc.	263	13,860
Tucows, Inc. — Class A*	225	13,174
Angie’s List, Inc.*	1,016	12,659
Overstock.com, Inc.*	416	12,355
XO Group, Inc.*	609	11,979
Endurance International Group Holdings, Inc.*	1,437	11,783
Comtech Telecommunications Corp.	569	11,682
Lumos Networks Corp.*	545	9,766
Okta, Inc.*,1	335	9,450
Entravision Communications Corp. — Class A	1,641	9,354
A10 Networks, Inc.*	1,214	9,178
Rapid7, Inc.*	517	9,099
VASCO Data Security International, Inc.*	750	9,038
Sonus Networks, Inc.*	1,176	8,996
Quantenna Communications, Inc.*	523	8,792
Internap Corp.*	1,979	8,609

124 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

Windstream Holdings, Inc.	4,722	$8,358
Central European Media Enterprises Ltd. — Class A*	2,042	8,270
Entercom Communications Corp. — Class A1	694	7,946
WideOpenWest, Inc.*	525	7,917
Spok Holdings, Inc.	492	7,552
Limelight Networks, Inc.*	1,864	7,400
ChannelAdvisor Corp.*	628	7,222
tronc, Inc.*	485	7,047
QuinStreet, Inc.*	906	6,659
Zix Corp.*	1,326	6,484
1-800-Flowers.com, Inc. — Class A*	647	6,373
Liberty Media Corporation-Liberty Braves — Class A*	247	6,266
Daily Journal Corp.*	28	6,121
IDT Corp. — Class B	431	6,068
Meet Group, Inc.*	1,659	6,039
Harmonic, Inc.*	1,965	5,993
TechTarget, Inc.*	486	5,803
RigNet, Inc.*	327	5,624
FTD Companies, Inc.*	418	5,451
Calix, Inc.*	1,064	5,373
HC2 Holdings, Inc.*	1,010	5,333
Preformed Line Products Co.	76	5,115
Carvana Co.*	342	5,021
VirnetX Holding Corp.*	1,258	4,906
Telenav, Inc.*	758	4,813
Hemisphere Media Group, Inc.*	386	4,613
KVH Industries, Inc.*	386	4,613
NeoPhotonics Corp.*	800	4,448
Ooma, Inc.*	420	4,431
Hawaiian Telcom Holdco, Inc.*	148	4,413
Lands’ End, Inc.*,1	329	4,343
Global Eagle Entertainment, Inc.*	1,265	4,326
Rubicon Project, Inc.*	1,099	4,275
Saga Communications, Inc. — Class A	93	4,241
Intelsat S.A.*	899	4,225
Yext, Inc.*	311	4,130
Clear Channel Outdoor Holdings, Inc. — Class A	885	4,115
Reis, Inc.	225	4,050
Clearfield, Inc.*	285	3,876
Corindus Vascular Robotics, Inc.*	2,525	3,838
Liquidity Services, Inc.*	634	3,741
Aerohive Networks, Inc.*	793	3,243
DHI Group, Inc.*	1,201	3,123
RealNetworks, Inc.*	602	2,890
Townsquare Media, Inc. — Class A*	218	2,180
Leaf Group Ltd.*	293	2,022
Salem Media Group, Inc. — Class A	288	1,901
Ominto, Inc.*	336	1,512
Beasley Broadcast Group, Inc. — Class A	121	1,416
Value Line, Inc.	27	476
Total Communications		3,220,919

Energy - 2.8%
PDC Energy, Inc.*	1,638	80,310
Matador Resources Co.*	2,225	60,408
Callon Petroleum Co.*	4,994	56,133
Oasis Petroleum, Inc.*	5,831	53,179
Delek US Holdings, Inc.	1,930	51,589
McDermott International, Inc.*	7,016	51,005
SRC Energy, Inc.*	4,977	48,128
SemGroup Corp. — Class A	1,645	47,294
Ensco plc — Class A1	7,551	45,079
Peabody Energy Corp.*	1,537	44,587
Pattern Energy Group, Inc.	1,744	42,031
Ultra Petroleum Corp.*	4,834	41,911
Dril-Quip, Inc.*	939	41,456
Superior Energy Services, Inc.*	3,772	40,285
MRC Global, Inc.*	2,214	38,723
Arch Coal, Inc. — Class A	528	37,879
Rowan Companies plc — Class A*	2,890	37,137
NOW, Inc.*	2,651	36,610
C&J Energy Services, Inc.*	1,150	34,466
Carrizo Oil & Gas, Inc.*	1,917	32,838
Oil States International, Inc.*	1,259	31,916
Noble Corporation plc*	6,050	27,830
Forum Energy Technologies, Inc.*	1,709	27,173
TerraForm Power, Inc. — Class A*	2,023	26,744
Unit Corp.*	1,283	26,404
Helix Energy Solutions Group, Inc.*	3,484	25,747
Exterran Corp.*	795	25,130
Diamond Offshore Drilling, Inc.*,1	1,603	23,244
Halcon Resources Corp.*	3,203	21,780
Archrock, Inc.	1,731	21,724
Newpark Resources, Inc.*	2,086	20,860
Green Plains, Inc.	975	19,646
Jagged Peak Energy, Inc.*,1	1,420	19,397
SEACOR Holdings, Inc.*	400	18,444
Ring Energy, Inc.*	1,238	17,939
Atwood Oceanics, Inc.*,1	1,901	17,850
SandRidge Energy, Inc.*	865	17,378
Bonanza Creek Energy, Inc.*	503	16,594
Par Pacific Holdings, Inc.*	787	16,370
Resolute Energy Corp.*	538	15,973
Tellurian, Inc.*	1,430	15,272
SunCoke Energy, Inc.*	1,596	14,587
Plug Power, Inc.*,1	5,535	14,446
Thermon Group Holdings, Inc.*	798	14,356
Penn Virginia Corp.*	353	14,113
Stone Energy Corp.*	483	14,036
Keane Group, Inc.*,1	835	13,928
REX American Resources Corp.*	144	13,512
Denbury Resources, Inc.*	9,850	13,199
Sunrun, Inc.*	2,105	11,683
Renewable Energy Group, Inc.*	943	11,457
California Resources Corp.*,1	1,056	11,046
TerraForm Global, Inc. — Class A*	2,211	10,502
ProPetro Holding Corp.*	718	10,303
CVR Energy, Inc.[1]	391	10,127

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

Matrix Service Co.*	650	$9,880
Warrior Met Coal, Inc.	417	9,829
FutureFuel Corp.	620	9,759
Frank’s International N.V.	1,234	9,526
Panhandle Oil and Gas, Inc. — Class A	389	9,258
Natural Gas Services Group, Inc.*	307	8,719
NACCO Industries, Inc. — Class A	101	8,666
Sanchez Energy Corp.*,1	1,757	8,469
Clean Energy Fuels Corp.*	3,381	8,385
Basic Energy Services, Inc.*,1	431	8,318
TETRA Technologies, Inc.*	2,836	8,111
Bill Barrett Corp.*	1,870	8,022
Energy XXI Gulf Coast, Inc.*	733	7,579
Bristow Group, Inc.[1]	802	7,499
WildHorse Resource Development Corp.*,1	533	7,100
W&T Offshore, Inc.*,1	2,323	7,085
Abraxas Petroleum Corp.*	3,753	7,056
Cloud Peak Energy, Inc.*	1,832	6,705
Trecora Resources*	487	6,477
Flotek Industries, Inc.*	1,370	6,371
NCS Multistage Holdings, Inc.*	263	6,333
Tesco Corp.*	1,149	6,262
Pacific Ethanol, Inc.*	1,069	5,933
TPI Composites, Inc.*	265	5,920
Geospace Technologies Corp.*	325	5,792
Era Group, Inc.*	488	5,461
Eclipse Resources Corp.*	2,165	5,413
Earthstone Energy, Inc. — Class A*	481	5,286
CARBO Ceramics, Inc.*	569	4,910
Pioneer Energy Services Corp.*	1,886	4,809
Lilis Energy, Inc.*	1,060	4,738
Evolution Petroleum Corp.	627	4,514
Solaris Oilfield Infrastructure, Inc. — Class A*	258	4,497
Midstates Petroleum Company, Inc.*	277	4,305
Gulf Island Fabrication, Inc.	338	4,293
SilverBow Resources, Inc.*	173	4,247
Gastar Exploration, Inc.*	4,324	3,803
Parker Drilling Co.*	3,327	3,660
Select Energy Services, Inc. — Class A*	229	3,646
Willbros Group, Inc.*	1,086	3,497
PHI, Inc.*	289	3,399
Key Energy Services, Inc.*,1	256	3,372
Mammoth Energy Services, Inc.*	199	3,355
Independence Contract Drilling, Inc.*	849	3,226
EP Energy Corp. — Class A*,1	953	3,107
Contango Oil & Gas Co.*	585	2,943
Approach Resources, Inc.*,1	1,066	2,676
Jones Energy, Inc. — Class A*	1,255	2,410
Hallador Energy Co.	397	2,271
Adams Resources & Energy, Inc.	54	2,241
Vivint Solar, Inc.*	645	2,193
Ranger Energy Services, Inc.*	147	2,161
Isramco, Inc.*	18	2,088
Westmoreland Coal Co.*	458	1,168
Ramaco Resources, Inc.*	150	995
Rosehill Resources, Inc.*	62	510
Cobalt International Energy, Inc.*	1	1
EXCO Resources, Inc.*	1	1
Total Energy		1,850,008

Basic Materials - 2.7%
Sensient Technologies Corp.	1,097	84,380
PolyOne Corp.	2,017	80,740
HB Fuller Co.	1,250	72,575
Ingevity Corp.*	1,054	65,843
Allegheny Technologies, Inc.*,1	2,693	64,363
Balchem Corp.	785	63,813
US Silica Holdings, Inc.	2,024	62,886
Minerals Technologies, Inc.	871	61,536
Carpenter Technology Corp.	1,149	55,186
GCP Applied Technologies, Inc.*	1,777	54,554
Compass Minerals International, Inc.[1]	840	54,516
Commercial Metals Co.	2,864	54,502
Cleveland-Cliffs, Inc.*	7,383	52,788
Hecla Mining Co.	9,765	49,020
Quaker Chemical Corp.	322	47,640
Ferro Corp.*	2,075	46,273
AK Steel Holding Corp.*	7,815	43,686
Kaiser Aluminum Corp.	410	42,287
Stepan Co.	494	41,328
Coeur Mining, Inc.*	4,487	41,236
Innospec, Inc.	594	36,620
Neenah Paper, Inc.	412	35,246
Tronox Ltd. — Class A	1,649	34,794
Schweitzer-Mauduit International, Inc.	754	31,261
Kraton Corp.*	743	30,047
AdvanSix, Inc.*	742	29,495
Calgon Carbon Corp.	1,252	26,793
A. Schulman, Inc.	708	24,178
Deltic Timber Corp.	272	24,053
Koppers Holdings, Inc.*	511	23,583
Innophos Holdings, Inc.	479	23,562
Materion Corp.	494	21,316
PH Glatfelter Co.	1,076	20,928
Century Aluminum Co.*	1,235	20,476
Clearwater Paper Corp.*	401	19,749
Schnitzer Steel Industries, Inc. — Class A	655	18,438
Fairmount Santrol Holdings, Inc.*,1	3,843	18,370
American Vanguard Corp.	711	16,282
CSW Industrials, Inc.*	359	15,922
Klondex Mines Ltd.*	4,358	15,863
Rayonier Advanced Materials, Inc.	1,062	14,549
Kronos Worldwide, Inc.	562	12,830
KMG Chemicals, Inc.	229	12,568
OMNOVA Solutions, Inc.*	1,070	11,717
Intrepid Potash, Inc.*	2,346	10,229
Hawkins, Inc.	239	9,751
Landec Corp.*	665	8,612
Aceto Corp.	728	8,175
Codexis, Inc.*	1,010	6,717
Oil-Dri Corporation of America	124	6,067
Gold Resource Corp.	1,300	4,875

126 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Shares	Value

Uranium Energy Corp.*	3,381	$4,666
Verso Corp. — Class A*	851	4,332
Ryerson Holding Corp.*	396	4,297
United States Lime & Minerals, Inc.	49	4,116
AgroFresh Solutions, Inc.*,1	546	3,838
Shiloh Industries, Inc.*	354	3,682
Smart Sand, Inc.*	542	3,675
Orchids Paper Products Co.[1]	223	3,140
Valhi, Inc.	626	1,521
Total Basic Materials		1,765,485

Utilities - 2.7%
IDACORP, Inc.	1,252	110,087
WGL Holdings, Inc.	1,270	106,933
Portland General Electric Co.	2,217	101,183
ALLETE, Inc.	1,268	98,004
ONE Gas, Inc.	1,294	95,289
Southwest Gas Holdings, Inc.	1,177	91,359
Black Hills Corp.	1,325	91,253
New Jersey Resources Corp.	2,130	89,780
Spire, Inc.	1,170	87,341
Avista Corp.	1,595	82,573
PNM Resources, Inc.	1,977	79,673
NorthWestern Corp.	1,207	68,727
South Jersey Industries, Inc.	1,979	68,335
Ormat Technologies, Inc.	982	59,951
MGE Energy, Inc.	866	55,944
El Paso Electric Co.	1,002	55,361
California Water Service Group	1,190	45,400
Northwest Natural Gas Co.	704	45,338
American States Water Co.	900	44,325
Otter Tail Corp.	974	42,223
Chesapeake Utilities Corp.	392	30,674
NRG Yield, Inc. — Class C	1,579	30,475
Dynegy, Inc.*	2,738	26,805
SJW Group[1]	405	22,923
Unitil Corp.	344	17,014
NRG Yield, Inc. — Class A	864	16,390
Connecticut Water Service, Inc.	274	16,248
Middlesex Water Co.	394	15,472
York Water Co.	318	10,780
Artesian Resources Corp. — Class A	194	7,333
Atlantic Power Corp.*	2,838	6,953
RGC Resources, Inc.	166	4,743
Consolidated Water Company Ltd.	362	4,634
Spark Energy, Inc. — Class A1	289	4,335
Ameresco, Inc. — Class A*	463	3,611
Global Water Resources, Inc.	251	2,364
Genie Energy Ltd. — Class B	334	2,188
Total Utilities		1,742,021

Diversified - 0.1%
HRG Group, Inc.*	2,947	46,003
Wins Finance Holdings, Inc.*,††	23	281
Total Diversified		46,284

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	751	22,109

Total Common Stocks
(Cost $46,261,071)		50,797,174

RIGHTS††† - 0.0%
Omthera Pharmaceuticals, Inc.
Expires 12/31/2[2]	86	—
Tobira Therapeutics, Inc.
Expires 11/02/1[2]	141	—
Dyax Corp.
Expires 01/25/1[2]	757	—
Nexstar Media Group, Inc.
Expires 01/18/19[2]	2,530	—
Total Rights
(Cost $—)		—

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 7.6%
Fannie Mae[3]
0.71% due 10/02/17[4,5]	$5,000,000	4,999,868
Total Federal Agency Discount Notes
(Cost $4,999,868)		4,999,868

FEDERAL AGENCY NOTES†† - 3.8%
Federal Home Loan Bank[6]
1.00% due 10/26/18[7]	2,500,000	2,497,555
Total Federal Agency Notes
(Cost $2,500,000)		2,497,555

U.S. TREASURY BILLS†† - 0.2%
U.S. Treasury Bill
1.03% due 12/14/17[4,5,8]	100,000	99,806
Total U.S. Treasury Bills
(Cost $99,787)		99,806

CORPORATE BONDS†† - 0.0%
Industrial - 0.0%
Mueller Industries, Inc.
6.00% due 03/01/27	6,000	6,180
Total Corporate Bonds
(Cost $6,000)		6,180

REPURCHASE AGREEMENTS††,9 - 9.9%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17[10]	3,262,427	3,262,427
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17[10]	1,631,214	1,631,214

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
RUSSELL 2000® FUND

	Face Amount	Values

RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17[10]	$864,234	$864,234
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	693,045	693,045
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	72,685	72,685
Total Repurchase Agreements
(Cost $6,523,605)		6,523,605

	Shares

SECURITIES LENDING COLLATERAL†,11 - 2.3%
First American Government Obligations Fund — Class Z, 0.89%[12]	1,492,890	1,492,890
Total Securities Lending Collateral
(Cost $1,492,890)		1,492,890

Total Investments - 101.2%
(Cost $61,883,221)		$66,417,078
Other Assets & Liabilities, net - (1.2)%		(806,656)
Total Net Assets - 100.0%		$65,610,422

Futures Contracts
Description	Contracts	Expiration date	Notional Amount	Unrealized Gain
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	10	Dec 2017	$746,150	$707

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Gain
OTC Equity Index Swap Agreements††
BNP Paribas	Russell 2000 Index	1.24%	At Maturity	10/30/17	4,736	$7,061,072	$33,113
Goldman Sachs International	Russell 2000 Index	1.05%	At Maturity	10/27/17	971	1,447,944	31,589
Barclays Bank plc	Russell 2000 Index	1.20%	At Maturity	10/31/17	3,737	5,571,786	7,867
						$14,080,802	$72,569

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at September 30, 2017. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[7]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[8]	All or a portion of this security is pledged as futures collateral at September 30, 2017.
[9]	Repurchase Agreements — See Note 6.
[10]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2017.
[11]	Securities lending collateral — See Note 7.
[12]	Rate indicated is the 7 day yield as of September 30, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

128 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
RUSSELL 2000® FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$50,796,893	$—	$281	$—	$—		$50,797,174
Corporate Bonds	—	—	6,180	—	—		6,180
Equity Futures Contracts	—	707	—	—	—		707
Equity Index Swap Agreements	—	—	—	72,569	—		72,569
Federal Agency Discount Notes	—	—	4,999,868	—	—		4,999,868
Federal Agency Notes	—	—	2,497,555	—	—		2,497,555
Repurchase Agreements	—	—	6,523,605	—	—		6,523,605
Rights	—	—	—	—	—	**	—
Securities Lending Collateral	1,492,890	—	—	—	—		1,492,890
U.S. Treasury Bills	—	—	99,806	—	—		99,806
Total Assets	$52,289,783	$707	$14,127,295	$72,569	$—		$66,490,354

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.
**	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, Russell 2000 Fund had a security with a total value of $281 transfer out of Level 1 into Level 2 due to changes in security valuation methods using observable market inputs. There were no other transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 129

RUSSELL 2000® FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $1,452,654 of securities loaned (cost $55,359,616)	$59,893,473
Repurchase agreements, at value (cost $6,523,605)	6,523,605
Cash	6,673
Segregated cash with broker	470,000
Unrealized appreciation on swap agreements	72,569
Receivables:
Fund shares sold	155,442
Dividends	37,088
Swap settlement	19,058
Interest	4,906
Securities lending income	2,000
Variation margin	707
Total assets	67,185,521

Liabilities:
Payable for:
Return of securities loaned	1,492,890
Management fees	25,931
Distribution and service fees	11,927
Fund shares redeemed	11,650
Transfer agent and administrative fees	8,644
Portfolio accounting fees	5,186
Miscellaneous	18,871
Total liabilities	1,575,099
Commitments and contingent liabilities (Note 12)	—
Net assets	$65,610,422

Net assets consist of:
Paid in capital	$57,863,268
Accumulated net investment loss	(107,878)
Accumulated net realized gain on investments	3,247,899
Net unrealized appreciation on investments	4,607,133
Net assets	$65,610,422

A-Class:
Net assets	$16,373,117
Capital shares outstanding	366,234
Net asset value per share	$44.71
Maximum offering price per share (Net asset value divided by 95.25%)	$46.94

C-Class:
Net assets	$5,509,991
Capital shares outstanding	135,897
Net asset value per share	$40.55

H-Class:
Net assets	$43,727,314
Capital shares outstanding	980,414
Net asset value per share	$44.60

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $129)	$203,248
Interest	34,283
Income from securities lending, net	15,521
Total investment income	253,052

Expenses:
Management fees	151,918
Distribution and service fees:
A-Class	18,467
C-Class	28,190
H-Class	25,127
Transfer agent and administrative fees	50,640
Portfolio accounting fees	30,385
Registration fees	29,585
Custodian fees	2,837
Trustees’ fees*	2,363
Miscellaneous	13,990
Total expenses	353,502
Net investment loss	(100,450)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,112,022
Swap agreements	683,058
Futures contracts	24,737
Net realized gain	4,819,817
Net change in unrealized appreciation (depreciation) on:
Investments	(1,631,359)
Swap agreements	(45,824)
Futures contracts	(20,208)
Foreign currency translations	4
Net change in unrealized appreciation (depreciation)	(1,697,387)
Net realized and unrealized gain	3,122,430
Net increase in net assets resulting from operations	$3,021,980

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

130 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(100,450)	$(278,568)
Net realized gain on investments	4,819,817	3,527,181
Net change in unrealized appreciation (depreciation) on investments	(1,697,387)	4,922,762
Net increase in net assets resulting from operations	3,021,980	8,171,375

Capital share transactions:
Proceeds from sale of shares
A-Class	9,249,911	42,192,221
C-Class	1,175,946	10,426,608
H-Class	64,534,674	227,391,879
Cost of shares redeemed
A-Class	(8,641,009)	(42,966,394)
C-Class	(1,872,687)	(8,128,543)
H-Class	(51,816,272)	(248,133,883)
Net increase (decrease) from capital share transactions	12,630,563	(19,218,112)
Net increase (decrease) in net assets	15,652,543	(11,046,737)

Net assets:
Beginning of period	49,957,879	61,004,616
End of period	$65,610,422	$49,957,879
Accumulated net investment loss at end of period	$(107,878)	$(7,428)

Capital share activity:
Shares sold
A-Class	217,785	1,104,167
C-Class	30,790	303,834
H-Class	1,514,252	6,113,347
Shares redeemed
A-Class	(203,668)	(1,109,403)
C-Class	(49,115)	(239,296)
H-Class	(1,243,762)	(6,784,978)
Net increase (decrease) in shares	266,282	(612,329)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 131

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$41.61	$33.56	$38.88	$37.80	$32.26	$28.20
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.21)	(.29)	(.25)	(.27)	(.13)
Net gain (loss) on investments (realized and unrealized)	3.18	8.26	(4.12)	2.61	7.54	4.19
Total from investment operations	3.10	8.05	(4.41)	2.36	7.27	4.06
Less distributions from:
Net realized gains	—	—	(.91)	(1.28)	(1.73)	—
Total distributions	—	—	(.91)	(1.28)	(1.73)	—
Net asset value, end of period	$44.71	$41.61	$33.56	$38.88	$37.80	$32.26

Total Return[c]	7.48%	23.96%	(11.43%)	6.42%	22.87%	14.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,373	$14,650	$11,993	$13,920	$3,219	$3,723
Ratios to average net assets:
Net investment income (loss)	(0.40%)	(0.54%)	(0.83%)	(0.67%)	(0.77%)	(0.44%)
Total expenses	1.64%	1.62%	1.59%	1.57%	1.60%	1.55%
Portfolio turnover rate	87%	203%	442%	947%	267%	160%

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$37.87	$30.78	$36.00	$35.36	$30.54	$26.90
Income (loss) from investment operations:
Net investment income (loss)[b]	(.22)	(.44)	(.51)	(.60)	(.48)	(.31)
Net gain (loss) on investments (realized and unrealized)	2.90	7.53	(3.80)	2.52	7.03	3.95
Total from investment operations	2.68	7.09	(4.31)	1.92	6.55	3.64
Less distributions from:
Net realized gains	—	—	(.91)	(1.28)	(1.73)	—
Total distributions	—	—	(.91)	(1.28)	(1.73)	—
Net asset value, end of period	$40.55	$37.87	$30.78	$36.00	$35.36	$30.54

Total Return[c]	7.05%	23.03%	(12.07%)	5.61%	21.78%	13.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,510	$5,841	$2,760	$4,259	$3,245	$2,599
Ratios to average net assets:
Net investment income (loss)	(1.15%)	(1.27%)	(1.56%)	(1.77%)	(1.47%)	(1.19%)
Total expenses	2.39%	2.38%	2.35%	2.57%	2.37%	2.31%
Portfolio turnover rate	87%	203%	442%	947%	267%	160%

132 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$41.51	$33.48	$38.79	$37.73	$32.25	$28.16
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.21)	(.35)	(.28)	(.27)	(.12)
Net gain (loss) on investments (realized and unrealized)	3.17	8.24	(4.05)	2.62	7.48	4.21
Total from investment operations	3.09	8.03	(4.40)	2.34	7.21	4.09
Less distributions from:
Net realized gains	—	—	(.91)	(1.28)	(1.73)	—
Total distributions	—	—	(.91)	(1.28)	(1.73)	—
Net asset value, end of period	$44.60	$41.51	$33.48	$38.79	$37.73	$32.25

Total Return[c]	7.47%	23.95%	(11.43%)	6.37%	22.69%	14.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,727	$29,466	$46,251	$27,902	$44,185	$101,053
Ratios to average net assets:
Net investment income (loss)	(0.39%)	(0.54%)	(0.97%)	(0.77%)	(0.78%)	(0.42%)
Total expenses	1.64%	1.63%	1.60%	1.58%	1.59%	1.52%
Portfolio turnover rate	87%	203%	442%	947%	267%	160%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 133

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	8.5%
Guggenheim Strategy Fund II	8.5%
Total	17.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	(8.04%)	(18.71%)	(15.44%)	(14.25%)
A-Class Shares with sales charge‡	(12.42%)	(22.57%)	(16.27%)	(14.67%)
C-Class Shares	(8.45%)	(19.31%)	(16.07%)	(14.88%)
C-Class Shares with CDSC§	(9.37%)	(20.12%)	(16.07%)	(14.88%)
H-Class Shares	(8.15%)	(18.78%)	(15.44%)	(14.24%)
Russell 2000 Index	8.27%	20.74%	17.08%	9.90%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

134 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 17.0%
Guggenheim Strategy Fund I1	24,377	$612,116
Guggenheim Strategy Fund II1	24,220	606,945
Total Mutual Funds
(Cost $1,204,971)		1,219,061

	Face Amount

FEDERAL AGENCY NOTES†† - 14.0%
Federal Farm Credit Bank[2]
1.42% (U.S. Prime Rate -283 bps) due 09/12/18[3]	$1,000,000	1,002,480
Total Federal Agency Notes
(Cost $999,905)		1,002,480

REPURCHASE AGREEMENTS††,4 - 64.6%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17[5]	2,311,116	2,311,116
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17[5]	1,155,558	1,155,558
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17[5]	661,447	661,447
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	446,407	446,407
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	46,818	46,818
Total Repurchase Agreements
(Cost $4,621,346)		4,621,346

Total Investments - 95.6%
(Cost $6,826,222)		$6,842,887
Other Assets & Liabilities, net - 4.4%		314,918
Total Net Assets - 100.0%		$7,157,805

Futures Contracts
Description	Contracts	Expiration date	Notional Amount	Unrealized Loss
Equity Futures Contracts Sold Short†
Russell 2000 Index Mini Futures Contracts	20	Dec 2017	$1,492,300	$(74,110)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Loss
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Russell 2000 Index	0.70%	At Maturity	10/31/17	579	$863,136	$(1,222)
BNP Paribas	Russell 2000 Index	0.74%	At Maturity	10/30/17	775	1,156,044	(3,740)
Goldman Sachs International	Russell 2000 Index	0.75%	At Maturity	10/27/17	2,443	3,641,496	(47,679)
						$5,660,676	$(52,641)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Variable rate security. Rate indicated is rate effective at September 30, 2017.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 – Other*	Level 2 Significant Observable Inputs	Level 2 – Other*	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$—	$1,002,480	$—	$—	$1,002,480
Mutual Funds	1,219,061	—	—	—	—	1,219,061
Repurchase Agreements	—	—	4,621,346	—	—	4,621,346
Total Assets	$1,219,061	$—	$5,623,826	$—	$—	$6,842,887

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 – Other*	Level 2 Significant Observable Inputs	Level 2 – Other*	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$74,110	$—	$—	$—	$74,110
Equity Index Swap Agreements	—	—	—	52,641	—	52,641
Total Liabilities	$—	$74,110	$—	$52,641	$—	$126,751

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$610,653	$—	$—	$—	$1,463	$612,116	24,377	$5,471
Guggenheim Strategy Fund II	605,492	—	—	—	1,453	606,945	24,220	6,821
	$1,216,145	$—	$—	$—	$2,916	$1,219,061		$12,292

136 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $999,905)	$1,002,480
Investments in affiliated issuers, at value (cost $1,204,971)	1,219,061
Repurchase agreements, at value (cost $4,621,346)	4,621,346
Segregated cash with broker	385,002
Receivables:
Fund shares sold	3,523
Dividends	2,067
Interest	1,006
Variation margin	300
Total assets	7,234,785

Liabilities:
Unrealized depreciation on swap agreements	52,641
Payable for:
Fund shares redeemed	8,283
Management fees	4,034
Swap settlement	2,288
Distribution and service fees	1,626
Transfer agent and administrative fees	1,121
Portfolio accounting fees	448
Miscellaneous	6,539
Total liabilities	76,980
Commitments and contingent liabilities (Note 12)	—
Net assets	$7,157,805

Net assets consist of:
Paid in capital	$58,980,120
Accumulated net investment loss	(50,110)
Accumulated net realized loss on investments	(51,662,119)
Net unrealized depreciation on investments	(110,086)
Net assets	$7,157,805

A-Class:
Net assets	$297,646
Capital shares outstanding	13,706
Net asset value per share	$21.72
Maximum offering price per share (Net asset value divided by 95.25%)	$22.80

C-Class:
Net assets	$778,383
Capital shares outstanding	39,708
Net asset value per share	$19.60

H-Class:
Net assets	$6,081,776
Capital shares outstanding	279,432
Net asset value per share	$21.76

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends from securities of affiliated issuers	$12,292
Interest	37,976
Total investment income	50,268

Expenses:
Management fees	44,387
Distribution and service fees:
A-Class	6,413
C-Class	4,734
H-Class	4,733
Transfer agent and administrative fees	12,330
Portfolio accounting fees	4,932
Custodian fees	632
Trustees’ fees*	285
Miscellaneous	10,899
Total expenses	89,345
Net investment loss	(39,077)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	8
Swap agreements	(830,018)
Futures contracts	(81,683)
Net realized loss	(911,693)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,586
Investments in affiliated issuers	2,916
Swap agreements	47,532
Futures contracts	93,654
Net change in unrealized appreciation (depreciation)	145,688
Net realized and unrealized loss	(766,005)
Net decrease in net assets resulting from operations	$(805,082)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 137

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(39,077)	$(131,930)
Net realized loss on investments	(911,693)	(3,303,482)
Net change in unrealized appreciation (depreciation) on investments	145,688	93,420
Net decrease in net assets resulting from operations	(805,082)	(3,341,992)

Capital share transactions:
Proceeds from sale of shares
A-Class	378,317	14,626,343
C-Class	200,469	4,936,900
H-Class	20,728,280	89,823,769
Cost of shares redeemed
A-Class	(8,332,834)	(8,349,515)
C-Class	(370,162)	(5,311,313)
H-Class	(20,091,454)	(118,171,227)
Net decrease from capital share transactions	(7,487,384)	(22,445,043)
Net decrease in net assets	(8,292,466)	(25,787,035)

Net assets:
Beginning of period	15,450,271	41,237,306
End of period	$7,157,805	$15,450,271
Accumulated net investment loss at end of period	$(50,110)	$(11,033)

Capital share activity:
Shares sold
A-Class	16,082	565,644
C-Class	9,260	224,964
H-Class	895,128	3,300,396
Shares redeemed
A-Class	(368,349)	(290,537)
C-Class	(17,552)	(238,561)
H-Class	(859,526)	(4,247,427)
Net decrease in shares	(324,957)	(685,521)

138 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$23.62	$30.76	$29.22	$33.01	$43.21	$52.38
Income (loss) from investment operations:
Net investment income (loss)[b]	(.09)	(.31)	(.39)	(.46)	(.61)	(.81)
Net gain (loss) on investments (realized and unrealized)	(1.81)	(6.83)	1.93	(3.33)	(9.59)	(8.36)
Total from investment operations	(1.90)	(7.14)	1.54	(3.79)	(10.20)	(9.17)
Net asset value, end of period	$21.72	$23.62	$30.76	$29.22	$33.01	$43.21

Total Return[c]	(8.04%)	(23.21%)	5.27%	(11.48%)	(23.59%)	(17.53%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$298	$8,645	$2,795	$894	$7,302	$635
Ratios to average net assets:
Net investment income (loss)	(0.78%)	(1.11%)	(1.23%)	(1.40%)	(1.69%)	(1.60%)
Total expenses[d]	1.74%	1.71%	1.70%	1.71%	1.72%	1.72%
Portfolio turnover rate	—	58%	584%	189%	—	—

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$21.41	$28.07	$26.86	$30.59	$40.30	$49.22
Income (loss) from investment operations:
Net investment income (loss)[b]	(.15)	(.45)	(.58)	(.63)	(.83)	(1.14)
Net gain (loss) on investments (realized and unrealized)	(1.66)	(6.21)	1.79	(3.10)	(8.88)	(7.78)
Total from investment operations	(1.81)	(6.66)	1.21	(3.73)	(9.71)	(8.92)
Net asset value, end of period	$19.60	$21.41	$28.07	$26.86	$30.59	$40.30

Total Return[c]	(8.45%)	(23.73%)	4.50%	(12.19%)	(24.08%)	(18.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$778	$1,028	$1,729	$1,680	$568	$409
Ratios to average net assets:
Net investment income (loss)	(1.42%)	(1.83%)	(2.08%)	(2.13%)	(2.45%)	(2.35%)
Total expenses[d]	2.49%	2.47%	2.45%	2.45%	2.47%	2.47%
Portfolio turnover rate	—	58%	584%	189%	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 139

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$23.69	$30.83	$29.30	$33.11	$43.26	$52.42
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.32)	(.41)	(.46)	(.65)	(.84)
Net gain (loss) on investments (realized and unrealized)	(1.85)	(6.82)	1.94	(3.35)	(9.50)	(8.32)
Total from investment operations	(1.93)	(7.14)	1.53	(3.81)	(10.15)	(9.16)
Net asset value, end of period	$21.76	$23.69	$30.83	$29.30	$33.11	$43.26

Total Return[c]	(8.15%)	(23.16%)	5.22%	(11.51%)	(23.46%)	(17.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,082	$5,777	$36,713	$5,775	$11,691	$12,822
Ratios to average net assets:
Net investment income (loss)	(0.65%)	(1.14%)	(1.28%)	(1.41%)	(1.69%)	(1.62%)
Total expenses[d]	1.74%	1.72%	1.70%	1.70%	1.72%	1.74%
Portfolio turnover rate	—	58%	584%	189%	—	—

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

140 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

DOW JONES INDUSTRIAL AVERAGE® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Dow Jones Industrials Average® (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	December 1, 2015
C-Class	December 1, 2015
H-Class	December 1, 2015

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	6.5%
Guggenheim Strategy Fund I	6.5%
Boeing Co.	6.2%
Goldman Sachs Group, Inc.	5.8%
3M Co.	5.2%
UnitedHealth Group, Inc.	4.8%
Home Depot, Inc.	4.0%
McDonald's Corp.	3.8%
Apple, Inc.	3.8%
International Business Machines Corp.	3.6%
Top Ten Total	50.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	Since Inception (12/01/15)
A-Class Shares	8.93%	23.54%	14.23%
A-Class Shares with sales charge‡	3.76%	17.66%	11.24%
C-Class Shares	8.52%	22.61%	13.36%
C-Class Shares with CDSC§	7.52%	21.61%	13.36%
H-Class Shares	8.92%	23.54%	14.27%
Dow Jones Industrial Average Index	9.76%	25.45%	15.96%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 141

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
DOW JONES INDUSTRIAL AVERAGE® FUND

	Shares	Value

COMMON STOCKS† - 79.8%

Industrial - 17.8%
Boeing Co.	20,906	$5,314,515
3M Co.	20,906	4,388,169
Caterpillar, Inc.	20,906	2,607,187
United Technologies Corp.	20,906	2,426,769
General Electric Co.	20,906	505,507
Total Industrial		15,242,147

Financial - 16.0%
Goldman Sachs Group, Inc.	20,906	4,958,695
Travelers Companies, Inc.	20,906	2,561,403
Visa, Inc. — Class A	20,906	2,200,147
JPMorgan Chase & Co.	20,906	1,996,732
American Express Co.	20,906	1,891,157
Total Financial		13,608,134

Consumer, Non-cyclical - 13.8%
UnitedHealth Group, Inc.	20,906	4,094,440
Johnson & Johnson	20,906	2,717,989
Procter & Gamble Co.	20,906	1,902,028
Merck & Company, Inc.	20,906	1,338,611
Coca-Cola Co.	20,906	940,979
Pfizer, Inc.	20,906	746,344
Total Consumer, Non-cyclical		11,740,391

Consumer, Cyclical - 11.0%
Home Depot, Inc.	20,906	3,419,385
McDonald’s Corp.	20,906	3,275,552
Wal-Mart Stores, Inc.	20,906	1,633,595
NIKE, Inc. — Class B	20,906	1,083,976
Total Consumer, Cyclical		9,412,508

Technology - 10.1%
Apple, Inc.	20,906	3,222,034
International Business Machines Corp.	20,906	3,033,042
Microsoft Corp.	20,905	1,557,213
Intel Corp.	20,906	796,100
Total Technology		8,608,389

Energy - 4.9%
Chevron Corp.	20,906	2,456,455
Exxon Mobil Corp.	20,906	1,713,874
Total Energy		4,170,329

Communications - 4.5%
Walt Disney Co.	20,906	2,060,705
Verizon Communications, Inc.	20,906	1,034,638
Cisco Systems, Inc.	20,905	703,035
Total Communications		3,798,378

Basic Materials - 1.7%
DowDuPont, Inc.	20,906	1,447,322

Total Common Stocks
(Cost $60,189,011)		68,027,598

MUTUAL FUNDS† - 13.1%
Guggenheim Strategy Fund II1	222,337	5,571,777
Guggenheim Strategy Fund I1	221,470	5,561,115
Total Mutual Funds
(Cost $11,065,432)		11,132,892

	Face Amount

REPURCHASE AGREEMENTS††,2 - 7.8%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17[3]	$3,336,281	3,336,281
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17[3]	1,668,140	1,668,140
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17[3]	927,736	927,736
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	668,966	668,966
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	70,159	70,159
Total Repurchase Agreements
(Cost $6,671,282)		6,671,282

Total Investments - 100.7%
(Cost $77,925,725)		$85,831,772
Other Assets & Liabilities, net - (0.7)%		(618,730)
Total Net Assets - 100.0%		$85,213,042

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Gain
OTC Equity Index Swap Agreements††
BNP Paribas	Dow Jones Industrial Average Index	1.74%	At Maturity	10/30/17	673	$15,070,091	$40,312
Barclays Bank plc	Dow Jones Industrial Average Index	1.70%	At Maturity	10/31/17	83	1,859,495	1,722
						$16,929,586	$42,034

142 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
DOW JONES INDUSTRIAL AVERAGE® FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2017.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$68,027,598	$—	$—	$—	$68,027,598
Equity Index Swap Agreements	—	—	42,034	—	42,034
Mutual Funds	11,132,892	—	—	—	11,132,892
Repurchase Agreements	—	6,671,282	—	—	6,671,282
Total Assets	$79,160,490	$6,671,282	$42,034	$—	$85,873,806

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$5,547,747	$200,000	$(200,000)	$598	$12,770	$5,561,115	221,470	$49,579
Guggenheim Strategy Fund II	5,558,437	—	—	—	13,340	5,571,777	222,337	62,615
	$11,106,184	$200,000	$(200,000)	$598	$26,110	$11,132,892		$112,194

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 143

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $60,189,011)	$68,027,598
Investments in affiliated issuers, at value (cost $11,065,432)	11,132,892
Repurchase agreements, at value (cost $6,671,282)	6,671,282
Segregated cash with broker	310,000
Unrealized appreciation on swap agreements	42,034
Receivables:
Fund shares sold	491,554
Dividends	45,752
Swap settlement	3,810
Interest	371
Securities lending income	198
Total assets	86,725,491

Liabilities:
Payable for:
Fund shares redeemed	1,366,294
Management fees	55,628
Distribution and service fees	19,883
Transfer agent and administrative fees	18,542
Portfolio accounting fees	7,417
Miscellaneous	44,685
Total liabilities	1,512,449
Commitments and contingent liabilities (Note 12)	—
Net assets	$85,213,042

Net assets consist of:
Paid in capital	$73,542,725
Undistributed net investment income	405,685
Accumulated net realized gain on investments	3,316,551
Net unrealized appreciation on investments	7,948,081
Net assets	$85,213,042

A-Class:
Net assets	$26,635,279
Capital shares outstanding	419,814
Net asset value per share	$63.45
Maximum offering price per share (Net asset value divided by 95.25%)	$66.60

C-Class:
Net assets	$2,209,082
Capital shares outstanding	35,307
Net asset value per share	$62.57

H-Class:
Net assets	$56,368,681
Capital shares outstanding	887,991
Net asset value per share	$63.48

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$704,949
Dividends from securities of affiliated issuers	112,194
Interest	56,419
Income from securities lending, net	234
Total investment income	873,796

Expenses:
Management fees	306,690
Distribution and service fees:
A-Class	30,620
C-Class	10,718
H-Class	68,930
Transfer agent and administrative fees	102,230
Portfolio accounting fees	40,892
Registration fees	36,297
Custodian fees	5,338
Trustees’ fees*	3,220
Line of credit fees	418
Miscellaneous	49,545
Total expenses	654,898
Net investment income	218,898

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	874,552
Investments in affiliated issuers	598
Swap agreements	1,887,223
Futures contracts	222,259
Net realized gain	2,984,632
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,742,852
Investments in affiliated issuers	26,110
Swap agreements	47,470
Futures contracts	46,288
Net change in unrealized appreciation (depreciation)	3,862,720
Net realized and unrealized gain	6,847,352
Net increase in net assets resulting from operations	$7,066,250

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

144 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$218,898	$219,805
Net realized gain on investments	2,984,632	4,537,566
Net change in unrealized appreciation (depreciation) on investments	3,862,720	3,128,777
Net increase in net assets resulting from operations	7,066,250	7,886,148

Distributions to shareholders from:
Net investment income
A-Class	—	(3,923)
C-Class	—	(619)
H-Class	—	(28,476)
Net realized gains
A-Class	—	(53,197)
C-Class	—	(8,391)
H-Class	—	(386,186)
Total distributions to shareholders	—	(480,792)

Capital share transactions:
Proceeds from sale of shares
A-Class	44,551,504	37,739,580
C-Class	1,136,986	1,702,969
H-Class	152,959,730	461,245,485
Distributions reinvested
A-Class	—	57,061
C-Class	—	8,981
H-Class	—	414,467
Cost of shares redeemed
A-Class	(39,567,978)	(63,683,914)
C-Class	(1,242,885)	(522,595)
H-Class	(143,853,470)	(444,210,303)
Net increase (decrease) from capital share transactions	13,983,887	(7,248,269)
Net increase in net assets	21,050,137	157,087

Net assets:
Beginning of period	64,162,905	64,005,818
End of period	$85,213,042	$64,162,905
Undistributed net investment income at end of period	$405,685	$186,787

Capital share activity:
Shares sold
A-Class	743,810	676,602
C-Class	18,981	32,390
H-Class	2,515,277	8,685,078
Shares issued from reinvestment of distributions
A-Class	—	1,061
C-Class	—	168
H-Class	—	7,701
Shares redeemed
A-Class	(659,172)	(1,236,579)
C-Class	(20,863)	(10,162)
H-Class	(2,356,382)	(8,345,243)
Net increase (decrease) in shares	241,651	(188,984)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 145

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Period Ended March 31, 2016[b]
Per Share Data
Net asset value, beginning of period	$58.25	$49.60	$50.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.15	.23	(.03)
Net gain (loss) on investments (realized and unrealized)	5.05	8.73	(.37)
Total from investment operations	5.20	8.96	(.40)
Less distributions from:
Net investment income	—	(.02)	—
Net realized gains	—	(.29)	—
Total distributions	—	(.31)	—
Net asset value, end of period	$63.45	$58.25	$49.60

Total Return[e]	8.93%	18.10%	(0.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,635	$19,523	$44,351
Ratios to average net assets:
Net investment income (loss)	0.50%	0.44%	(0.21%)
Total expenses[d]	1.58%	1.56%	1.55%
Portfolio turnover rate	71%	668%	98%

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Period Ended March 31, 2016[b]
Per Share Data
Net asset value, beginning of period	$57.66	$49.47	$50.00
Income (loss) from investment operations:
Net investment income (loss)[c]	(.07)	(.11)	(.07)
Net gain (loss) on investments (realized and unrealized)	4.98	8.61	(.46)
Total from investment operations	4.91	8.50	(.53)
Less distributions from:
Net investment income	—	(.02)	—
Net realized gains	—	(.29)	—
Total distributions	—	(.31)	—
Net asset value, end of period	$62.57	$57.66	$49.47

Total Return[e]	8.52%	17.21%	(1.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,209	$2,144	$732
Ratios to average net assets:
Net investment income (loss)	(0.25%)	(0.21%)	(0.43%)
Total expenses[d]	2.33%	2.32%	2.30%
Portfolio turnover rate	71%	668%	98%

146 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Period Ended March 31, 2016[b]
Per Share Data
Net asset value, beginning of period	$58.28	$49.59	$50.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.18	.28	(.03)
Net gain (loss) on investments (realized and unrealized)	5.02	8.72	(.38)
Total from investment operations	5.20	9.00	(.41)
Less distributions from:
Net investment income	—	(.02)	—
Net realized gains	—	(.29)	—
Total distributions	—	(.31)	—
Net asset value, end of period	$63.48	$58.28	$49.59

Total Return[e]	8.92%	18.20%	(0.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,369	$42,495	$18,923
Ratios to average net assets:
Net investment income (loss)	0.58%	0.52%	(0.17%)
Total expenses[d]	1.58%	1.57%	1.55%
Portfolio turnover rate	71%	668%	98%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: December 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 147

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	January 3, 1994
A-Class	March 31, 2004
C-Class	May 2, 2001
H-Class	September 18, 2014

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bond	63.9%
Guggenheim Strategy Fund II	7.4%
Guggenheim Strategy Fund I	5.8%
Total	77.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

148 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	5.10%	(11.60%)	2.79%	7.95%
A-Class Shares	4.99%	(11.72%)	2.66%	7.75%
A-Class Shares with sales charge‡	0.00%	(15.92%)	1.67%	7.22%
C-Class Shares	4.59%	(12.40%)	1.83%	6.90%
C-Class Shares with CDSC§	3.59%	(13.24%)	1.83%	6.90%
Bloomberg Barclays Long Treasury Bond Index	4.56%	(6.35%)	2.84%	6.89%
Daily Price Movement of Long Treasury Bond**	3.56%	(11.52%)	(0.79%)	3.03%
		6 month†	1 Year	Since Inception (09/18/14)
H-Class Shares		4.97%	(11.79%)	5.52%
Bloomberg Barclays Long Treasury Bond Index		4.56%	(6.35%)	5.66%
Daily Price Movement of Long Treasury Bond**		3.56%	(11.52%)	2.63%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays Long Treasury Bond Index and the Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce its reported returns.

**	Does not reflect any interest.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 149

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 13.2%
Guggenheim Strategy Fund II1	214,716	$5,380,775
Guggenheim Strategy Fund I1	165,978	4,167,709
Total Mutual Funds
(Cost $9,476,633)		9,548,484

	Face Amount

U.S. GOVERNMENT SECURITIES†† - 63.9%
U.S. Treasury Bond
2.75% due 08/15/47	$47,300,000	46,257,923
Total U.S. Government Securities
(Cost $46,471,410)		46,257,923

FEDERAL AGENCY DISCOUNT NOTES†† - 13.8%
Fannie Mae[2]
0.71% due 10/02/17[3,4]	10,000,000	9,999,736
Total Federal Agency Discount Notes
(Cost $9,999,736)		9,999,736

U.S. TREASURY BILLS†† - 0.7%
U.S. Treasury Bill
1.03% due 12/14/17[3,4,5]	500,000	499,029
Total U.S. Treasury Bills
(Cost $498,936)		499,029

REPURCHASE AGREEMENTS††,6 - 6.6%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	2,381,949	2,381,949
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	1,190,975	1,190,975
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17	592,209	592,209
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	541,103	541,103
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	56,749	56,749
Total Repurchase Agreements
(Cost $4,762,985)		4,762,985

Total Investments - 98.2%
(Cost $71,209,700)		$71,068,157
Other Assets & Liabilities, net - 1.8%		1,274,768
Total Net Assets - 100.0%		$72,342,925

Futures Contracts
Description	Contracts	Expiration date	Notional Amount	Unrealized Loss
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	282	Dec 2017	$46,521,188	$(749,658)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	All or a portion of this security is pledged as futures collateral at September 30, 2017.
[6]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

150 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$—	$9,999,736	$—	$9,999,736
Mutual Funds	9,548,484	—	—	—	9,548,484
Repurchase Agreements	—	—	4,762,985	—	4,762,985
U.S. Government Securities	—	—	46,257,923	—	46,257,923
U.S. Treasury Bills	—	—	499,029	—	499,029
Total Assets	$9,548,484	$—	$61,519,673	$—	$71,068,157

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts	$—	$749,658	$—	$—	$749,658

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$5,157,351	$—	$(1,000,001)	$997	$9,362	$4,167,709	165,978	$41,151
Guggenheim Strategy Fund II	5,467,852	—	(100,000)	200	12,723	5,380,775	214,716	60,979
	$10,625,203	$—	$(1,100,001)	$1,197	$22,085	$9,548,484		$102,130

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 151

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $56,970,082)	$56,756,688
Investments in affiliated issuers, at value (cost $9,476,633)	9,548,484
Repurchase agreements, at value (cost $4,762,985)	4,762,985
Segregated cash with broker	528,400
Receivables:
Fund shares sold	2,326,571
Interest	166,393
Variation margin	69,373
Dividends	16,375
Total assets	74,175,269

Liabilities:
Payable for:
Fund shares redeemed	1,740,167
Management fees	37,607
Transfer agent and administrative fees	15,043
Distribution and service fees	11,588
Portfolio accounting fees	7,521
Miscellaneous	20,418
Total liabilities	1,832,344
Commitments and contingent liabilities (Note 12)	—
Net assets	$72,342,925

Net assets consist of:
Paid in capital	$77,573,560
Undistributed net investment income	5,765
Accumulated net realized loss on investments	(4,345,199)
Net unrealized depreciation on investments	(891,201)
Net assets	$72,342,925

Investor Class:
Net assets	$43,432,560
Capital shares outstanding	825,000
Net asset value per share	$52.65

A-Class:
Net assets	$6,560,516
Capital shares outstanding	123,630
Net asset value per share	$53.07
Maximum offering price per share (Net asset value divided by 95.25%)	$55.72

C-Class:
Net assets	$1,162,863
Capital shares outstanding	22,070
Net asset value per share	$52.69

H-Class:
Net assets	$21,186,986
Capital shares outstanding	399,086
Net asset value per share	$53.09

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends from securities of affiliated issuers	$102,130
Interest	972,169
Total investment income	1,074,299

Expenses:
Management fees	209,172
Distribution and service fees:
A-Class	20,107
C-Class	6,645
H-Class	46,224
Transfer agent and administrative fees	83,670
Portfolio accounting fees	41,834
Registration fees	38,348
Custodian fees	5,517
Trustees’ fees*	3,764
Line of credit fees	353
Miscellaneous	31,844
Total expenses	487,478
Net investment income	586,821

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,222,044
Investments in affiliated issuers	1,197
Futures contracts	1,949,600
Net realized gain	4,172,841
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(646,231)
Investments in affiliated issuers	22,085
Futures contracts	(1,092,073)
Net change in unrealized appreciation (depreciation)	(1,716,219)
Net realized and unrealized gain	2,456,622
Net increase in net assets resulting from operations	$3,043,443

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

152 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$586,821	$1,048,160
Net realized gain (loss) on investments	4,172,841	(5,485,314)
Net change in unrealized appreciation (depreciation) on investments	(1,716,219)	(2,028,431)
Net increase (decrease) in net assets resulting from operations	3,043,443	(6,465,585)

Distributions to shareholders from:
Net investment income
Investor Class	(226,101)	(609,269)
A-Class	(107,884)	(128,172)
C-Class	(3,729)	(6,597)
H-Class	(245,811)	(301,653)
Net realized gains
Investor Class	—	(808,891)
A-Class	—	(98,621)
C-Class	—	(79,454)
H-Class	—	(675,371)
Total distributions to shareholders	(583,525)	(2,708,028)

Capital share transactions:
Proceeds from sale of shares
Investor Class	289,532,965	1,300,421,018
A-Class	47,528,722	46,105,383
C-Class	445,158	7,485,391
H-Class	576,504,859	1,635,285,193
Distributions reinvested
Investor Class	224,045	1,395,924
A-Class	104,410	218,258
C-Class	3,400	81,014
H-Class	245,811	976,087
Cost of shares redeemed
Investor Class	(263,467,692)	(1,329,635,477)
A-Class	(57,645,564)	(39,972,613)
C-Class	(1,120,768)	(8,731,488)
H-Class	(568,642,921)	(1,677,056,978)
Net increase (decrease) from capital share transactions	23,712,425	(63,428,288)
Net increase (decrease) in net assets	26,172,343	(72,601,901)

Net assets:
Beginning of period	46,170,582	118,772,483
End of period	$72,342,925	$46,170,582
Undistributed net investment income at end of period	$5,765	$2,469

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 153

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Capital share activity:
Shares sold
Investor Class	5,499,737	22,993,824
A-Class	903,666	909,264
C-Class	8,520	131,201
H-Class	10,919,071	28,369,982
Shares issued from reinvestment of distributions
Investor Class	4,247	26,070
A-Class	1,977	4,205
C-Class	64	1,574
H-Class	4,622	18,344
Shares redeemed
Investor Class	(5,005,719)	(23,663,874)
A-Class	(1,093,139)	(763,665)
C-Class	(21,556)	(154,091)
H-Class	(10,761,814)	(28,998,992)
Net increase (decrease) in shares	459,676	(1,126,158)

154 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]	Year Ended March 28, 2013[f]
Per Share Data
Net asset value, beginning of period	$50.49	$58.12	$59.12	$45.80	$48.55	$44.73
Income (loss) from investment operations:
Net investment income (loss)[b]	.41	.70	.76	.63	.61	.57
Net gain (loss) on investments (realized and unrealized)	2.16	(5.50)	(.67)	13.34	(2.76)	4.21
Total from investment operations	2.57	(4.80)	.09	13.97	(2.15)	4.78
Less distributions from:
Net investment income	(.41)	(.72)	(1.09)	(.65)	(.60)	(.72)
Net realized gains	—	(2.11)	—	—	—	(.24)
Total distributions	(.41)	(2.83)	(1.09)	(.65)	(.60)	(.96)
Net asset value, end of period	$52.65	$50.49	$58.12	$59.12	$45.80	$48.55

Total Return[c]	5.10%	(8.39%)	0.33%	30.66%	(4.37%)	10.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,433	$16,496	$56,419	$61,460	$43,573	$281,800
Ratios to average net assets:
Net investment income (loss)	1.56%	1.21%	1.39%	1.21%	1.22%	1.15%
Total expenses[d]	0.99%	0.98%	0.94%	0.95%	0.97%	0.95%
Portfolio turnover rate	957%	2,490%	2,699%	1,932%	2,661%	1,759%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]	Year Ended March 28, 2013[f]
Per Share Data
Net asset value, beginning of period	$50.87	$58.50	$59.47	$46.07	$48.73	$44.77
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.63	.64	.51	.48	.48
Net gain (loss) on investments (realized and unrealized)	2.20	(5.57)	(.65)	13.42	(2.65)	4.29
Total from investment operations	2.55	(4.94)	(.01)	13.93	(2.17)	4.77
Less distributions from:
Net investment income	(.35)	(.58)	(.96)	(.53)	(.49)	(.57)
Net realized gains	—	(2.11)	—	—	—	(.24)
Total distributions	(.35)	(2.69)	(.96)	(.53)	(.49)	(.81)
Net asset value, end of period	$53.07	$50.87	$58.50	$59.47	$46.07	$48.73

Total Return[c]	4.99%	(8.54%)	0.12%	30.37%	(4.40%)	10.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,561	$15,827	$9,438	$3,879	$1,724	$15,476
Ratios to average net assets:
Net investment income (loss)	1.34%	1.19%	1.16%	0.97%	1.04%	0.94%
Total expenses[d]	1.24%	1.24%	1.20%	1.20%	1.22%	1.20%
Portfolio turnover rate	957%	2,490%	2,699%	1,932%	2,661%	1,759%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 155

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]	Year Ended March 28, 2013[f]
Per Share Data
Net asset value, beginning of period	$50.52	$58.13	$59.09	$45.79	$48.51	$44.63
Income (loss) from investment operations:
Net investment income (loss)[b]	.15	.13	.22	.13	.12	.15
Net gain (loss) on investments (realized and unrealized)	2.17	(5.47)	(.64)	13.30	(2.71)	4.21
Total from investment operations	2.32	(5.34)	(.42)	13.43	(2.59)	4.36
Less distributions from:
Net investment income	(.15)	(.16)	(.54)	(.13)	(.13)	(.24)
Net realized gains	—	(2.11)	—	—	—	(.24)
Total distributions	(.15)	(2.27)	(.54)	(.13)	(.13)	(.48)
Net asset value, end of period	$52.69	$50.52	$58.13	$59.09	$45.79	$48.51

Total Return[c]	4.59%	(9.24%)	(0.62%)	29.37%	(5.33%)	9.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,163	$1,770	$3,276	$2,873	$3,198	$4,594
Ratios to average net assets:
Net investment income (loss)	0.56%	0.22%	0.41%	0.26%	0.34%	0.31%
Total expenses[d]	1.99%	1.97%	1.95%	1.95%	1.97%	1.94%
Portfolio turnover rate	957%	2,490%	2,699%	1,932%	2,661%	1,759%

156 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$50.91	$58.55	$59.44	$48.83
Income (loss) from investment operations:
Net investment income (loss)[b]	.36	.58	.61	.28
Net gain (loss) on investments (realized and unrealized)	2.17	(5.53)	(.54)	10.59
Total from investment operations	2.53	(4.95)	.07	10.87
Less distributions from:
Net investment income	(.35)	(.58)	(.96)	(.26)
Net realized gains	—	(2.11)	—	—
Total distributions	(.35)	(2.69)	(.96)	(.26)
Net asset value, end of period	$53.09	$50.91	$58.55	$59.44

Total Return[c]	4.97%	(8.55%)	0.26%	22.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,187	$12,077	$49,639	$78,382
Ratios to average net assets:
Net investment income (loss)	1.33%	1.00%	1.11%	0.89%
Total expenses[d]	1.24%	1.22%	1.20%	1.18%
Portfolio turnover rate	957%	2,490%	2,699%	1,932%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]
Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since the commencement of operations of the Class.

[f]	Reverse share split — Per share amounts for the periods presented through March 31, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 157

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	March 3, 1995
A-Class	March 31, 2004
C-Class	March 28, 2001
H-Class	September 18, 2014

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	8.6%
Guggenheim Strategy Fund I	8.2%
Total	16.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

158 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	(4.69%)	8.61%	(4.00%)	(9.60%)
A-Class Shares	(4.84%)	8.33%	(4.25%)	(9.83%)
A-Class Shares with sales charge‡	(9.36%)	3.19%	(5.18%)	(10.27%)
C-Class Shares	(5.19%)	7.51%	(4.97%)	(10.50%)
C-Class Shares with CDSC§	(6.14%)	6.51%	(4.97%)	(10.50%)
Bloomberg Barclays Long Treasury Bond Index	4.56%	(6.35%)	2.84%	6.89%
Daily Price Movement of Long Treasury Bond**	3.56%	(11.52%)	(0.79%)	3.03%
		6 month†	1 Year	Since Inception (09/18/14)
H-Class Shares		(4.85%)	8.30%	(7.41%)
Bloomberg Barclays Long Treasury Bond Index		4.56%	(6.35%)	5.66%
Daily Price Movement of Long Treasury Bond**		3.56%	(11.52%)	2.63%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays Long Treasury Bond Index and the Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 16.8%
Guggenheim Strategy Fund II1	424,204	$10,630,564
Guggenheim Strategy Fund I1	403,967	10,143,619
Total Mutual Funds
(Cost $20,549,691)		20,774,183

	Face Amount

FEDERAL AGENCY NOTES†† - 65.7%
Federal Home Loan Bank[2]
1.00% due 10/26/18[3]	$17,350,000	17,333,032
1.19% due 09/13/22[3]	10,000,000	9,996,120
1.21% (3 Month USD LIBOR -10 bps) due 11/17/17[4]	5,000,000	5,000,972
Total Federal Home Loan Bank		32,330,124
Freddie Mac[5]
1.75% due 10/26/22[3]	12,500,000	12,500,000
1.19% due 08/22/22[3]	10,000,000	9,985,780
1.24% due 04/25/22[3]	5,000,000	4,999,485
1.00% due 01/27/20[3]	3,500,000	3,494,194
Total Freddie Mac		30,979,459
Federal Farm Credit Bank[2]
1.17% (U.S. Prime Rate -308 bps) due 03/12/19[4]	14,500,000	14,502,085
1.46% (U.S. Prime Rate -278 bps) due 06/12/18[4]	1,300,000	1,303,283
1.50% (U.S. Prime Rate -275 bps) due 07/18/18[4]	1,000,000	1,003,263
1.29% (U.S. Prime Rate+ -296 bps) due 05/11/18[4]	1,000,000	1,000,858
Total Federal Farm Credit Bank		17,809,489
Total Federal Agency Notes
(Cost $81,144,999)		81,119,072

FEDERAL AGENCY DISCOUNT NOTES†† - 29.5%
Federal Home Loan Bank[2]
0.98% due 10/27/17[6,7]	28,500,000	28,479,828
1.01% due 10/16/17[6,7]	1,800,000	1,799,239
1.02% due 10/16/17[6,7]	700,000	699,704
1.03% due 10/23/17[6,7]	500,000	499,685
Total Federal Home Loan Bank		31,478,456
Fannie Mae[5]
0.71% due 10/02/17[6,7]	5,000,000	4,999,868
Total Federal Agency Discount Notes
(Cost $36,478,324)		36,478,324

FEDERAL AGENCY BONDS†† - 4.3%
Private Export Funding Corp.
2.25% due 12/15/17	4,255,000	4,261,991
Farmer Mac[2]
1.47% (Fed Funds Effective Rate + 32 bps) due 01/25/18[4]	$1,000,000	$1,001,157
Total Federal Agency Bonds
(Cost $5,265,088)		5,263,148

U.S. TREASURY BILLS†† - 0.4%
U.S. Treasury Bill
1.03% due 12/14/17[6,7,8]	500,000	499,029
Total U.S. Treasury Bills
(Cost $498,936)		499,029

REPURCHASE AGREEMENTS††,9 - 86.6%
Individual Repurchase Agreements
Mizuho Financial Group, Inc. issued 09/29/17 at 1.00% due 10/02/17 (secured by U.S. Treasury Bond, at a rate of 2.75% and maturing 08/15/47 as collateral, with a value of $55,707,234) to be repurchased at $54,613,678	54,612,161	54,612,161
Barclays Capital issued 09/29/17 at 0.90% due 10/02/17 (secured by U.S. Treasury Bond, at a rate of 2.75% and maturing 08/15/47 as collateral, with a value of $43,283,943) to be repurchased at $42,433,061	42,432,000	42,432,000
Joint Repurchase Agreements
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	4,961,739	4,961,739
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	2,480,870	2,480,870
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17	1,233,606	1,233,606
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	1,127,149	1,127,149
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	118,212	118,212
Total Repurchase Agreements
(Cost $106,965,737)		106,965,737

Total Investments - 203.3%
(Cost $250,902,775)		$251,099,493

160 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Face Amount	Value

U.S. Government Securities Sold Short†† - (73.9)%
U.S. Treasury Bond
2.75% due 08/15/47	$93,300,000	$(91,244,485)
Total U.S. Government Securities Sold Short
(Proceeds $92,270,785)		(91,244,485)
Other Assets & Liabilities, net - (29.4)%		(36,314,654)
Total Net Assets - 100.0%		$123,540,354

Futures Contracts
Description	Contracts	Expiration date	Notional Amount	Unrealized Gain
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	227	Dec 2017	$37,447,906	$711,817

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[4]	Variable rate security. Rate indicated is rate effective at September 30, 2017.
[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	Zero coupon rate security.
[8]	All or a portion of this security is pledged as futures collateral at September 30, 2017.
[9]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 161

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Bonds	$—	$—	$5,263,148	$—	$5,263,148
Federal Agency Discount Notes	—	—	36,478,324	—	36,478,324
Federal Agency Notes	—	—	81,119,072	—	81,119,072
Interest Rate Futures Contracts	—	711,817	—	—	711,817
Mutual Funds	20,774,183	—	—	—	20,774,183
Repurchase Agreements	—	—	106,965,737	—	106,965,737
U.S. Treasury Bills	—	—	499,029	—	499,029
Total Assets	$20,774,183	$711,817	$230,325,310	$—	$251,811,310

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities	$—	$—	$91,244,485	$—	$91,244,485

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$12,116,192	$—	$(2,000,000)	$12,424	$15,003	$10,143,619	403,967	$106,061
Guggenheim Strategy Fund II	10,605,112	—	—	—	25,452	10,630,564	424,204	119,465
	$22,721,304	$—	$(2,000,000)	$12,424	$40,455	$20,774,183		$225,526

162 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $123,387,347)	$123,359,573
Investments in affiliated issuers, at value (cost $20,549,691)	20,774,183
Repurchase agreements, at value (cost $106,965,737)	106,965,737
Segregated cash with broker	583,900
Receivables:
Fund shares sold	2,671,684
Interest	170,817
Dividends	35,920
Total assets	254,561,814

Liabilities:
Securities sold short, at value (proceeds $92,270,785)	91,244,485
Payable for:
Securities purchased	20,128,157
Fund shares redeemed	19,016,736
Management fees	84,435
Variation margin	71,929
Transfer agent and administrative fees	23,454
Distribution and service fees	19,838
Portfolio accounting fees	9,381
Miscellaneous	423,045
Total liabilities	131,021,460
Commitments and contingent liabilities (Note 12)	—
Net assets	$123,540,354

Net assets consist of:
Paid in capital	$471,772,762
Accumulated net investment loss	(2,506,159)
Accumulated net realized loss on investments	(347,661,084)
Net unrealized appreciation on investments	1,934,835
Net assets	$123,540,354

Investor Class:
Net assets	$79,135,275
Capital shares outstanding	2,305,742
Net asset value per share	$34.32

A-Class:
Net assets	$11,278,723
Capital shares outstanding	341,407
Net asset value per share	$33.04
Maximum offering price per share (Net asset value divided by 95.25%)	$34.69

C-Class:
Net assets	$18,947,860
Capital shares outstanding	651,895
Net asset value per share	$29.07

H-Class:
Net assets	$14,178,496
Capital shares outstanding	427,810
Net asset value per share	$33.14

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends from securities of affiliated issuers	$225,526
Interest	901,245
Total investment income	1,126,771

Expenses:
Management fees	584,670
Distribution and service fees:
A-Class	18,136
C-Class	102,113
H-Class	18,583
Transfer agent and administrative fees	162,408
Short interest expense	1,345,926
Portfolio accounting fees	64,963
Custodian fees	8,660
Trustees’ fees*	6,452
Line of credit fees	75
Miscellaneous	108,906
Total expenses	2,420,892
Net investment loss	(1,294,121)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	70,438
Investments in affiliated issuers	12,424
Futures contracts	(2,527,551)
Securities sold short	(6,014,581)
Net realized loss	(8,459,270)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(44,424)
Investments in affiliated issuers	40,455
Futures contracts	765,957
Securities sold short	1,449,537
Net change in unrealized appreciation (depreciation)	2,211,525
Net realized and unrealized loss	(6,247,745)
Net decrease in net assets resulting from operations	$(7,541,866)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 163

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,294,121)	$(4,762,348)
Net realized gain (loss) on investments	(8,459,270)	8,992,388
Net change in unrealized appreciation (depreciation) on investments	2,211,525	(348,233)
Net increase (decrease) in net assets resulting from operations	(7,541,866)	3,881,807

Capital share transactions:
Proceeds from sale of shares
Investor Class	181,618,996	1,461,086,838
A-Class	1,087,251	10,846,573
C-Class	328,817	6,375,655
H-Class	569,807,226	2,601,327,502
Cost of shares redeemed
Investor Class	(182,354,758)	(1,471,262,255)
A-Class	(7,641,242)	(10,739,740)
C-Class	(3,569,474)	(11,684,154)
H-Class	(598,122,250)	(2,627,383,990)
Net decrease from capital share transactions	(38,845,434)	(41,433,571)
Net decrease in net assets	(46,387,300)	(37,551,764)

Net assets:
Beginning of period	169,927,654	207,479,418
End of period	$123,540,354	$169,927,654
Accumulated net investment loss at end of period	$(2,506,159)	$(1,212,038)

Capital share activity:
Shares sold
Investor Class	5,260,918	44,231,107
A-Class	32,580	330,693
C-Class	11,245	220,928
H-Class	16,837,362	79,320,319
Shares redeemed
Investor Class	(5,290,892)	(44,494,650)
A-Class	(229,283)	(326,449)
C-Class	(120,837)	(406,484)
H-Class	(17,666,742)	(80,262,131)
Net decrease in shares	(1,165,649)	(1,386,667)

164 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]	Year Ended March 28, 2013[f]
Per Share Data
Net asset value, beginning of period	$36.02	$34.27	$35.78	$46.01	$43.94	$48.33
Income (loss) from investment operations:
Net investment income (loss)[b]	(.30)	(.88)	(1.15)	(1.15)	(1.65)	(1.20)
Net gain (loss) on investments (realized and unrealized)	(1.40)	2.63	(.36)	(9.08)	3.72	(3.19)
Total from investment operations	(1.70)	1.75	(1.51)	(10.23)	2.07	(4.39)
Net asset value, end of period	$34.32	$36.02	$34.27	$35.78	$46.01	$43.94

Total Return[c]	(4.69%)	5.08%	(4.22%)	(22.23%)	4.69%	(9.10%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$79,135	$84,123	$89,071	$105,696	$177,735	$143,739
Ratios to average net assets:
Net investment income (loss)	(1.75%)	(2.59%)	(3.07%)	(2.80%)	(3.46%)	(2.82%)
Total expenses[d,g]	3.50%	3.38%	3.48%	3.15%	3.50%	2.99%
Portfolio turnover rate	381%	1,436%	838%	2,190%	1,097%	1,309%

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]	Year Ended March 28, 2013[f]
Per Share Data
Net asset value, beginning of period	$34.71	$33.11	$34.66	$44.68	$42.77	$47.18
Income (loss) from investment operations:
Net investment income (loss)[b]	(.34)	(.94)	(1.20)	(1.23)	(1.73)	(1.35)
Net gain (loss) on investments (realized and unrealized)	(1.33)	2.54	(.35)	(8.79)	3.64	(3.06)
Total from investment operations	(1.67)	1.60	(1.55)	(10.02)	1.91	(4.41)
Net asset value, end of period	$33.04	$34.71	$33.11	$34.66	$44.68	$42.77

Total Return[c]	(4.84%)	4.83%	(4.47%)	(22.43%)	4.51%	(9.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,279	$18,678	$17,676	$21,580	$49,859	$32,842
Ratios to average net assets:
Net investment income (loss)	(2.05%)	(2.85%)	(3.32%)	(3.06%)	(3.73%)	(3.20%)
Total expenses[d,g]	3.78%	3.67%	3.75%	3.40%	3.78%	3.37%
Portfolio turnover rate	381%	1,436%	838%	2,190%	1,097%	1,309%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 165

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]	Year Ended March 28, 2013[f]
Per Share Data
Net asset value, beginning of period	$30.65	$29.46	$31.07	$40.35	$38.92	$43.25
Income (loss) from investment operations:
Net investment income (loss)[b]	(.41)	(1.05)	(1.31)	(1.36)	(1.86)	(1.50)
Net gain (loss) on investments (realized and unrealized)	(1.17)	2.24	(.30)	(7.92)	3.29	(2.83)
Total from investment operations	(1.58)	1.19	(1.61)	(9.28)	1.43	(4.33)
Net asset value, end of period	$29.07	$30.65	$29.46	$31.07	$40.35	$38.92

Total Return[c]	(5.19%)	4.04%	(5.18%)	(23.00%)	3.73%	(10.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,948	$23,343	$27,899	$35,874	$57,323	$55,404
Ratios to average net assets:
Net investment income (loss)	(2.76%)	(3.59%)	(4.08%)	(3.78%)	(4.45%)	(3.96%)
Total expenses[d,g]	4.50%	4.41%	4.50%	4.14%	4.49%	4.13%
Portfolio turnover rate	381%	1,436%	838%	2,190%	1,097%	1,309%

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$34.83	$33.12	$34.67	$41.85
Income (loss) from investment operations:
Net investment income (loss)[b]	(.36)	(.92)	(1.15)	(.52)
Net gain (loss) on investments (realized and unrealized)	(1.33)	2.63	(.40)	(6.66)
Total from investment operations	(1.69)	1.71	(1.55)	(7.18)
Net asset value, end of period	$33.14	$34.83	$33.12	$34.67

Total Return[c]	(4.85%)	5.13%	(4.47%)	(17.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,178	$43,784	$72,833	$43,800
Ratios to average net assets:
Net investment income (loss)	(2.15%)	(2.80%)	(3.17%)	(2.75%)
Total expenses[d,g]	3.80%	3.60%	3.61%	3.07%
Portfolio turnover rate	381%	1,436%	838%	2,190%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]
Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate is for the entire period of the Fund, not since the commencement of operations of the Class.

[f]	Reverse share split — Per share amounts for the periods presented through March 31, 2014 have been restated to reflect a 1:5 reverse effective February 21, 2014.
[g]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratio for the period ended September 30 and years ended March 31 would be:

	9/30/17	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Investor Class	1.43%	1.43%	1.40%	1.40%	1.41%	1.39%
A-Class	1.68%	1.63%	1.65%	1.65%	1.66%	1.64%
C-Class	2.43%	2.43%	2.40%	2.40%	2.41%	2.39%
H-Class	1.69%	1.68%	1.65%	1.60%	—	—

166 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	2.6%
Guggenheim Strategy Fund I	2.5%
Guggenheim Strategy Fund III	1.6%
Total	6.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	3.15%	5.52%	6.16%	6.44%
A-Class Shares with sales charge‡	(1.73%)	0.51%	5.12%	5.92%
C-Class Shares	2.78%	4.73%	5.33%	5.63%
C-Class Shares with CDSC§	1.78%	3.73%	5.33%	5.63%
H-Class Shares	3.16%	5.48%	6.16%	6.43%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%
Bloomberg Barclays U.S. Corporate High Yield Index	4.19%	8.88%	6.36%	7.84%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 167

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
HIGH YIELD STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 6.7%
Guggenheim Strategy Fund II1	528,303	$13,239,275
Guggenheim Strategy Fund I1	514,692	12,923,919
Guggenheim Strategy Fund III[1]	321,636	8,053,773
Total Mutual Funds
(Cost $33,895,923)		34,216,967

	Face Amount

FEDERAL AGENCY NOTES†† - 34.7%
Federal Home Loan Bank[2]
1.09% (1 Month USD LIBOR -15 bps) due 04/26/18[3]	$38,000,000	37,996,183
1.09% (1 Month USD LIBOR -15 bps) due 03/23/18[3]	35,000,000	34,997,235
Federal Home Loan Bank
1.04% (1 Month USD LIBOR -19 bps) due 10/20/17[3]	23,000,000	22,999,610
1.07% (1 Month USD LIBOR -16 bps) due 01/19/18[3]	15,000,000	14,999,051
1.19% due 09/13/22[4]	5,000,000	4,998,060
1.23% (3 Month USD LIBOR -8 bps) due 10/25/17[3]	300,000	300,031
Total Federal Home Loan Bank		116,290,170
Fannie Mae[5]
1.24% (1 Month USD LIBOR + 1 bps) due 10/05/17[3]	25,000,000	25,000,453
Federal Farm Credit Bank[2]
1.17% (U.S. Prime Rate -308 bps) due 03/12/19[3]	20,000,000	20,002,877
Federal Farm Credit Bank
1.36% (1 Month USD LIBOR + 13 bps) due 07/19/18[3]	3,700,000	3,708,129
1.29% (3 Month USD LIBOR -3 bps) due 09/18/18[3]	1,000,000	1,001,195
Total Federal Farm Credit Bank		24,712,201
Freddie Mac[5]
1.24% due 08/24/18[4]	12,500,000	12,498,213
Total Federal Agency Notes
(Cost $178,510,134)		178,501,037

U.S. GOVERNMENT SECURITIES†† - 28.8%
United States Cash Management Bill
1.02% due 01/02/18[6]	65,000,000	64,828,905
1.06% due 01/02/18[6]	50,000,000	49,868,390
1.04% due 01/02/18[6]	13,000,000	12,965,781
Total United States Cash Management Bill		127,663,076

U.S. Treasury Notes
1.32% (3 Month U.S. Treasury Bill Rate + 27 bps) due 01/31/18[3]	20,000,000	20,018,649
Total U.S. Government Securities
(Cost $147,671,107)		147,681,725

U.S. TREASURY BILLS†† - 13.1%
U.S. Treasury Bill
1.16% due 03/22/18[6,7]	62,500,000	62,155,996
1.10% due 12/14/17[6,7,8]	5,000,000	4,990,292
Total U.S. Treasury Bills
(Cost $67,139,698)		67,146,288

FEDERAL AGENCY DISCOUNT NOTES†† - 10.8%
Federal Home Loan Bank[2]
1.04% due 12/20/17[6,7]	40,000,000	39,908,720
1.17% due 03/19/18[6,7]	15,000,000	14,919,495
Total Federal Home Loan Bank		54,828,215
Fannie Mae
1.27% due 03/21/18[3,7]	485,000	485,306
Total Federal Agency Discount Notes
(Cost $55,309,073)		55,313,521

REPURCHASE AGREEMENTS††,9 - 1.9%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17[10]	4,767,356	4,767,356
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17[10]	2,383,678	2,383,678
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17[10]	1,774,342	1,774,342
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	549,842	549,842
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	57,666	57,666
Total Repurchase Agreements
(Cost $9,532,884)		9,532,884

Total Investments - 96.0%
(Cost $492,058,819)		$492,392,422
Other Assets & Liabilities, net - 4.0%		20,262,111
Total Net Assets - 100.0%		$512,654,533

Futures Contracts
Description	Contracts	Expiration date	Notional Amount	Unrealized Loss
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	4,004	Dec 2017	$470,282,313	$(3,117,439)

168 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
HIGH YIELD STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Gain
OTC Equity Index Swap Agreements††,11
Goldman Sachs International	iShares iBoxx High Yield Corporate Bond Swap	0.70%	At Maturity	11/6/17	348,433	$30,926,913	$170,452

CENTRALLY CLEARED CREDIT DEFAULT SWAPS PROTECTION SOLD††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Paid	Unrealized Gain
Goldman Sachs International	ICE	CDX. NA. HY.29 5% 06/20/22	5.00%	At Maturity	12/20/22	$222,800,000	$(240,289,800)	$16,460,401	$1,029,399
Barclays Bank plc	ICE	CDX. NA. HY.29 5% 06/20/22	5.00%	At Maturity	12/20/22	237,220,000	(255,841,770)	17,318,504	1,303,265
								$33,778,905	$2,332,664

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Variable rate security. Rate indicated is rate effective at September 30, 2017.
[4]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[6]	Zero coupon rate security.
[7]	Rate indicated is the effective yield at the time of purchase.
[8]	All or a portion of this security is pledged as futures collateral at September 30, 2017.
[9]	Repurchase Agreements — See Note 6.
[10]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2017.
[11]	Total Return based on iShares iBoxx $ High Yield Corporate Bond ETF +/- financing at variable rate. Rate indicated is the rate effective at September 30, 2017.
CDX.NA.HY.29 Index — Credit Default Swap North American High Yield Series 29 Index.
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 169

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Credit Default Swaps	$—	$—	$—	$2,332,664	$—	$2,332,664
Equity Index Swap Agreements	—	—	—	170,452	—	170,452
Federal Agency Discount Notes	—	—	55,313,521	—	—	55,313,521
Federal Agency Notes	—	—	178,501,037	—	—	178,501,037
Mutual Funds	34,216,967	—	—	—	—	34,216,967
Repurchase Agreements	—	—	9,532,884	—	—	9,532,884
U.S. Government Securities	—	—	147,681,725	—	—	147,681,725
U.S. Treasury Bills	—	—	67,146,288	—	—	67,146,288
Total Assets	$34,216,967	$—	$458,,175,455	$2,503,116	$—	$494,895,538

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts	$—	$3,117,439	$—	$—	$—	$3,117,439

*	Other financial instruments include futures and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$12,493,038	$399,999	$—	$—	$30,882	$12,923,919	514,692	$115,291
Guggenheim Strategy Fund II	12,008,695	1,200,001	—	—	30,579	13,239,275	528,303	141,879
Guggenheim Strategy Fund III	6,544,723	1,500,000	—	—	9,050	8,053,773	321,636	99,331
	$31,046,456	$3,100,000	$—	$—	$70,511	$34,216,967		$356,501

170 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $448,630,012)	$448,642,571
Investments in affiliated issuers, at value (cost $33,895,923)	$34,216,967
Repurchase agreements, at value (cost $9,532,884)	9,532,884
Segregated cash with broker	516,501
Unamortized upfront premiums paid on credit default swaps	33,778,905
Unrealized appreciation on swap agreements	2,503,116
Receivables:
Interest	831,370
Fund shares sold	587,514
Dividends	61,760
Total assets	530,671,588

Liabilities:
Segregated cash due to broker	15,358,951
Payable for:
Fund shares redeemed	1,017,091
Variation margin	844,595
Management fees	338,441
Distribution and service fees	115,325
Transfer agent and administrative fees	112,814
Portfolio accounting fees	37,974
Miscellaneous	191,864
Total liabilities	18,017,055
Commitments and contingent liabilities (Note12)	—
Net assets	$512,654,533

Net assets consist of:
Paid in capital	$489,660,673
Undistributed net investment income	4,734,017
Accumulated net realized gain on investments	18,540,563
Net unrealized depreciation on investments	(280,720)
Net assets	$512,654,533

A-Class:
Net assets	$11,726,184
Capital shares outstanding	459,386
Net asset value per share	$25.53
Maximum offering price per share (Net asset value divided by 95.25%)	$26.80

C-Class:
Net assets	$4,026,933
Capital shares outstanding	175,461
Net asset value per share	$22.95

H-Class:
Net assets	$496,901,416
Capital shares outstanding	19,486,332
Net asset value per share	$25.50

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends from securities of affiliated issuers	$356,501
Interest	2,148,696
Total investment income	2,505,197

Expenses:
Management fees	1,881,609
Distribution and service fees:
A-Class	17,661
C-Class	22,016
H-Class	604,038
Transfer agent and administrative fees	627,203
Portfolio accounting fees	216,668
Registration fees	210,137
Custodian fees	32,784
Trustees’ fees*	20,372
Miscellaneous	215,944
Total expenses	3,848,432
Net investment loss	(1,343,235)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	38,450
Swap agreements	13,511,379
Futures contracts	6,454,564
Net realized gain	20,004,393
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(9,633)
Investments in affiliated issuers	70,511
Swap agreements	(116,791)
Futures contracts	(4,570,419)
Net change in unrealized appreciation (depreciation)	(4,626,332)
Net realized and unrealized gain	15,378,061
Net increase in net assets resulting from operations	$14,034,826

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 171

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,343,235)	$(4,040,998)
Net realized gain on investments	20,004,393	42,388,427
Net change in unrealized appreciation (depreciation) on investments	(4,626,332)	(11,034,501)
Net increase in net assets resulting from operations	14,034,826	27,312,928

Distributions to shareholders from:
Net investment income
A-Class	—	(285,844)
C-Class	—	(89,445)
H-Class	—	(10,022,903)
Total distributions to shareholders	—	(10,398,192)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,063,803	36,146,145
C-Class	681,724	6,852,428
H-Class	500,946,214	3,155,354,253
Distributions reinvested
A-Class	—	239,394
C-Class	—	84,624
H-Class	—	9,965,662
Cost of shares redeemed
A-Class	(12,075,262)	(28,782,857)
C-Class	(1,308,416)	(4,601,608)
H-Class	(452,845,164)	(3,528,841,089)
Net increase (decrease) from capital share transactions	38,462,899	(353,583,048)
Net increase (decrease) in net assets	52,497,725	(336,668,312)

Net assets:
Beginning of period	460,156,808	796,825,120
End of period	$512,654,533	$460,156,808
Undistributed net investment income at end of period	$4,734,017	$6,077,252

Capital share activity:
Shares sold
A-Class	122,060	1,514,841
C-Class	30,118	314,911
H-Class	19,880,912	131,050,068
Shares issued from reinvestment of distributions
A-Class	—	10,089
C-Class	—	3,934
H-Class	—	420,925
Shares redeemed
A-Class	(482,713)	(1,210,225)
C-Class	(57,645)	(210,907)
H-Class	(18,008,021)	(147,445,936)
Net increase (decrease) in shares	1,484,711	(15,552,300)

172 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$24.74	$23.32	$23.84	$22.89	$25.16	$22.93
Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)	(.20)	(.09)	(.15)	(.30)	(.22)
Net gain (loss) on investments (realized and unrealized)	.86	2.09	.46	1.10	2.13	3.13
Total from investment operations	.79	1.89	.37	.95	1.83	2.91
Less distributions from:
Net investment income	—	(.47)	(.89)	—	(1.14)	(.43)
Net realized gains	—	—	—	—	(2.96)	(.25)
Total distributions	—	(.47)	(.89)	—	(4.10)	(.68)
Net asset value, end of period	$25.53	$24.74	$23.32	$23.84	$22.89	$25.16

Total Return[c]	3.15%	8.24%	1.66%	4.06%	7.53%	12.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,726	$20,290	$11,787	$10,123	$12,499	$10,777
Ratios to average net assets:
Net investment income (loss)	(0.54%)	(0.85%)	(0.40%)	(0.63%)	(1.21%)	(0.92%)
Total expenses[d]	1.53%	1.51%	1.49%	1.50%	1.53%	1.50%
Portfolio turnover rate	360%	97%	521%	393%	205%	95%

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$22.33	$21.25	$22.01	$21.29	$23.83	$21.92
Income (loss) from investment operations:
Net investment income (loss)[b]	(.15)	(.36)	(.19)	(.27)	(.44)	(.37)
Net gain (loss) on investments (realized and unrealized)	.77	1.91	.32	.99	2.00	2.96
Total from investment operations	.62	1.55	.13	.72	1.56	2.59
Less distributions from:
Net investment income	—	(.47)	(.89)	—	(1.14)	(.43)
Net realized gains	—	—	—	—	(2.96)	(.25)
Total distributions	—	(.47)	(.89)	—	(4.10)	(.68)
Net asset value, end of period	$22.95	$22.33	$21.25	$22.01	$21.29	$23.83

Total Return[c]	2.78%	7.38%	0.70%	3.33%	6.74%	11.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,027	$4,533	$2,020	$3,632	$5,100	$6,958
Ratios to average net assets:
Net investment income (loss)	(1.29%)	(1.65%)	(0.88%)	(1.25%)	(1.89%)	(1.62%)
Total expenses[d]	2.28%	2.26%	2.24%	2.25%	2.28%	2.27%
Portfolio turnover rate	360%	97%	521%	393%	205%	95%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 173

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$24.72	$23.31	$23.90	$22.94	$25.12	$22.90
Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)	(.18)	(.15)	(.19)	(.24)	(.24)
Net gain (loss) on investments (realized and unrealized)	.85	2.06	.45	1.15	2.16	3.14
Total from investment operations	.78	1.88	.30	.96	1.92	2.90
Less distributions from:
Net investment income	—	(.47)	(.89)	—	(1.14)	(.43)
Net realized gains	—	—	—	—	(2.96)	(.25)
Total distributions	—	(.47)	(.89)	—	(4.10)	(.68)
Net asset value, end of period	$25.50	$24.72	$23.31	$23.90	$22.94	$25.12

Total Return[c]	3.16%	8.15%	1.36%	4.14%	7.86%	12.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$496,901	$435,334	$783,018	$621,455	$87,315	$434,113
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(0.74%)	(0.64%)	(0.81%)	(0.97%)	(0.99%)
Total expenses[d]	1.53%	1.51%	1.49%	1.46%	1.53%	1.51%
Portfolio turnover rate	360%	97%	521%	393%	205%	95%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

174 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	36.0%
Guggenheim Strategy Fund II	35.9%
Total	71.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	(3.03%)	(5.94%)	(9.25%)	(10.53%)
A-Class Shares with sales charge‡	(7.63%)	(10.44%)	(10.13%)	(10.97%)
C-Class Shares	(3.46%)	(6.65%)	(9.83%)	(11.12%)
C-Class Shares with CDSC§	(4.42%)	(7.59%)	(9.83%)	(11.12%)
H-Class Shares	(3.41%)	(5.56%)	(8.84%)	(10.31%)
S&P 500 Index	7.71%	18.61%	14.22%	7.44%
Bloomberg Barclays U.S. Corporate High Yield Index	4.19%	8.88%	6.36%	7.84%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 175

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
INVERSE HIGH YIELD STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 71.9%
Guggenheim Strategy Fund I1	42,833	$1,075,547
Guggenheim Strategy Fund II1	42,812	1,072,872
Total Mutual Funds
(Cost $2,124,783)		2,148,419

	Face Amount

REPURCHASE AGREEMENTS††,2 - 24.9%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$372,358	372,358
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	186,179	186,179
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17	92,577	92,577
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	84,588	84,588
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	8,871	8,871
Total Repurchase Agreements
(Cost $744,573)		744,573

Total Investments - 96.8%
(Cost $2,869,356)		$2,892,992
Other Assets & Liabilities, net - 3.2%		95,136
Total Net Assets - 100.0%		$2,988,128

Futures Contracts
Description	Contracts	Expiration date	Notional Amount	Unrealized Gain
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 5 Year Note Futures Contracts	24	Dec 2017	$2,818,875	$19,835

CENTRALLY CLEARED CREDIT DEFAULT SWAPS PROTECTION PURCHASED††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Paid	Unrealized Loss
Barclays Bank plc	ICE	CDX.NA.HY.29 Index	5.00%	At Maturity	12/20/22	$2,770,000	$2,987,445	$(204,531)	$(12,914)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Repurchase Agreements.
CDX.NA.HY.29 Index — Credit Default Swap North American High Yield Series 29 Index
ICE — Intercontinental Exchange

See Sector Classification in Other Information section.

176 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
INVERSE HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts	$—	$19,835	$—	$—	$—	$19,835
Mutual Funds	$2,148,419	$—	$—	$—	$—	$2,148,419
Repurchase Agreements	—	—	744,573	—	—	744,573
Total Assets	$2,148,419	$19,835	$744,573	$—	$—	$2,912,827

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Credit Default Swaps	$—	$—	$—	$12,914	$—	$12,914

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$1,272,956	$100,000	$(300,000)	$1,572	$1,019	$1,075,547	42,833	$10,110
Guggenheim Strategy Fund II	1,270,223	—	(199,999)	1,555	1,093	1,072,872	42,812	12,982
	$2,543,179	$100,000	$(499,999)	$3,127	$2,112	$2,148,419		$23,092

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 177

INVERSE HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments in affiliated issuers, at value (cost $2,124,783)	$2,148,419
Repurchase agreements, at value (cost $744,573)	744,573
Segregated cash with broker	317,302
Receivables:
Variation margin	5,063
Dividends	3,644
Interest	41
Total assets	3,219,042

Liabilities:
Unamortized upfront premiums received on credit default swaps	204,531
Unrealized depreciation on swap agreements	12,914
Payable for:
Fund shares redeemed	3,119
Management fees	1,936
Distribution and service fees	1,415
Transfer agent and administrative fees	645
Portfolio accounting fees	258
Miscellaneous	6,096
Total liabilities	230,914
Commitments and contingent liabilities (Note 12)	—
Net assets	$2,988,128

Net assets consist of:
Paid in capital	$20,484,272
Accumulated net investment loss	(304,261)
Accumulated net realized loss on investments	(17,222,440)
Net unrealized appreciation on investments	30,557
Net assets	$2,988,128

A-Class:
Net assets	$868,549
Capital shares outstanding	13,619
Net asset value per share	$63.77
Maximum offering price per share (Net asset value divided by 95.25%)	$66.95

C-Class:
Net assets	$1,118,390
Capital shares outstanding	18,802
Net asset value per share	$59.48

H-Class:
Net assets	$1,001,189
Capital shares outstanding	15,308
Net asset value per share	$65.40

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends from securities of affiliated issuers	$23,092
Interest	22,992
Total investment income	46,084

Expenses:
Management fees	27,813
Distribution and service fees:
A-Class	3,413
C-Class	5,591
H-Class	4,460
Transfer agent and administrative fees	9,271
Registration fees	7,961
Portfolio accounting fees	3,708
Custodian fees	548
Trustees’ fees*	397
Miscellaneous	(1,922)
Total expenses	61,240
Net investment loss	(15,156)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	3,127
Swap agreements	(232,143)
Futures contracts	487
Net realized loss	(228,529)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	2,112
Swap agreements	10,433
Futures contracts	24,109
Net change in unrealized appreciation (depreciation)	36,654
Net realized and unrealized loss	(191,875)
Net decrease in net assets resulting from operations	$(207,031)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

178 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(15,156)	$(238,062)
Net realized loss on investments	(228,529)	(2,832,626)
Net change in unrealized appreciation (depreciation) on investments	36,654	89,837
Net decrease in net assets resulting from operations	(207,031)	(2,980,851)

Capital share transactions:
Proceeds from sale of shares
A-Class	42,424,449	58,549,494
C-Class	717,129	992,897
H-Class	114,296,366	1,767,267,375
Cost of shares redeemed
A-Class	(42,282,139)	(59,973,315)
C-Class	(600,533)	(1,489,604)
H-Class	(128,171,455)	(1,752,361,839)
Net increase (decrease) from capital share transactions	(13,616,183)	12,985,008
Net increase (decrease) in net assets	(13,823,214)	10,004,157

Net assets:
Beginning of period	16,811,342	6,807,185
End of period	$2,988,128	$16,811,342
Accumulated net investment loss at end of period	$(304,261)	$(289,105)

Capital share activity:
Shares sold
A-Class	653,262	847,520	*
C-Class	11,872	15,264	*
H-Class	1,732,816	25,181,894	*
Shares redeemed
A-Class	(653,548)	(870,463	)*
C-Class	(9,978)	(22,781	)*
H-Class	(1,936,922)	(24,997,042	)*
Net increase (decrease) in shares	(202,498)	154,392	*

*	Capital share activity for the periods presented through March 31, 2017 has been restated to reflect a 1:4 reverse share split effective November 4, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 179

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$65.78	$71.69	$76.94	$85.28	$95.91	$112.61
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.51)	(.80)	(.84)	(1.40)	(1.48)
Net gain (loss) on investments (realized and unrealized)	(1.91)	(5.40)	(4.45)	(7.50)	(9.23)	(15.22)
Total from investment operations	(2.01)	(5.91)	(5.25)	(8.34)	(10.63)	(16.70)
Net asset value, end of period	$63.77	$65.78	$71.69	$76.94	$85.28	$95.91

Total Return[c]	(3.03%)	(8.26%)	(6.81%)	(9.59%)	(11.30%)	(14.81%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$869	$915	$2,642	$372	$5,155	$157
Ratios to average net assets:
Net investment income (loss)	(0.30%)	(0.74%)	(1.07%)	(1.02%)	(1.52%)	(1.38%)
Total expenses[d]	1.54%	1.52%	1.50%	1.52%	1.54%	1.49%
Portfolio turnover rate	4%	480%	1,722%	784%	—	—

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$61.63	$67.67	$73.24	$81.11	$91.93	$108.83
Income (loss) from investment operations:
Net investment income (loss)[b]	(.21)	(.85)	(1.16)	(1.20)	(2.00)	(2.12)
Net gain (loss) on investments (realized and unrealized)	(1.94)	(5.19)	(4.41)	(6.67)	(8.82)	(14.78)
Total from investment operations	(2.15)	(6.04)	(5.57)	(7.87)	(10.82)	(16.90)
Net asset value, end of period	$59.48	$61.63	$67.67	$73.24	$81.11	$91.93

Total Return[c]	(3.46%)	(8.97%)	(7.59%)	(9.49%)	(11.97%)	(15.51%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,118	$1,042	$1,653	$734	$1,561	$2,037
Ratios to average net assets:
Net investment income (loss)	(0.71%)	(1.32%)	(1.60%)	(1.53%)	(2.28%)	(2.13%)
Total expenses[d]	2.29%	2.27%	2.25%	2.25%	2.30%	2.25%
Portfolio turnover rate	4%	480%	1,722%	784%	—	—

180 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$67.70	$72.70	$77.91	$85.66	$96.16	$112.88
Income (loss) from investment operations:
Net investment income (loss)[b]	(.13)	(.74)	(.64)	(.76)	(1.40)	(1.44)
Net gain (loss) on investments (realized and unrealized)	(2.17)	(4.26)	(4.57)	(6.99)	(9.10)	(15.28)
Total from investment operations	(2.30)	(5.00)	(5.21)	(7.75)	(10.50)	(16.72)
Net asset value, end of period	$65.40	$67.70	$72.70	$77.91	$85.66	$96.16

Total Return[c]	(3.41%)	(6.90%)	(6.67%)	(8.84%)	(11.11%)	(14.81%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,001	$14,855	$2,513	$2,124	$2,453	$9,208
Ratios to average net assets:
Net investment income (loss)	(0.40%)	(1.06%)	(0.84%)	(0.93%)	(1.50%)	(1.38%)
Total expenses[d]	1.54%	1.52%	1.50%	1.51%	1.52%	1.50%
Portfolio turnover rate	4%	480%	1,722%	784%	—	—

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 4, 2016. — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 181

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

Holdings Diversification (Market Exposure as % of Net Assets)

FAND — Federal Agency Discount Note
FAN — Federal Agency Note

Inception Date: June 18, 2012

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	Since Inception (06/18/12)
U.S. Government Money Market Fund	0.04%	0.05%	0.01%	0.01%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†	6 month returns are not annualized.

182 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 43.8%
Federal Home Loan Bank[1]
1.09% (1 Month USD LIBOR -15 bps) due 03/23/18[2]	$61,000,000	$61,000,000
1.09% (1 Month USD LIBOR -15 bps) due 04/26/18[2]	30,000,000	29,999,297
1.08% (1 Month USD LIBOR -15 bps) due 12/13/17[2]	25,000,000	25,000,837
1.07% (1 Month USD LIBOR -16 bps) due 01/19/18[2]	10,000,000	10,000,000
1.21% (3 Month USD LIBOR -10 bps) due 11/17/17[2]	8,000,000	8,001,800
1.11% (3 Month USD LIBOR -21 bps) due 12/18/17[2]	5,000,000	4,999,910
1.21% (3 Month USD LIBOR -10 bps) due 11/15/17[2]	3,500,000	3,500,517
1.12% due 12/08/17	3,000,000	3,000,170
1.15% (3 Month USD LIBOR -17 bps) due 03/16/18[2]	1,260,000	1,260,134
1.25% (3 Month USD LIBOR -7 bps) due 12/05/17[2]	1,250,000	1,250,375
1.08% (3 Month USD LIBOR -22 bps) due 04/06/18[2]	1,000,000	999,895
1.30% (1 Month USD LIBOR 7 bps) due 12/05/17[2]	355,000	355,077
Total Federal Home Loan Bank		149,368,012
Federal Farm Credit Bank[1]
1.31% (U.S. Prime Rate -294 bps) due 12/20/17[2]	25,000,000	25,007,768
1.40% (U.S. Prime Rate -285 bps) due 08/10/18[2]	13,500,000	13,532,768
1.27% (3 Month USD LIBOR -5 bps) due 03/26/18[2]	10,000,000	10,008,093
1.28% (3 Month U.S. Treasury Bill Rate + 23 bps) due 11/13/17[2]	9,000,000	9,000,589
1.29% (U.S. Prime Rate -296 bps) due 05/11/18[2]	5,000,000	5,005,860
1.35% (U.S. Prime Rate -290 bps) due 05/14/18[2]	3,000,000	3,004,687
1.29% (3 Month USD LIBOR -3 bps) due 09/18/18[2]	2,000,000	2,002,777
1.40% (1 Month USD LIBOR + 16 bps) due 03/26/18[2]	1,210,000	1,211,857
1.25% (1 Month USD LIBOR + 1 bps) due 11/27/17[2]	145,000	145,014
Total Federal Farm Credit Bank		68,919,413
Freddie Mac[3]
0.88% due 03/07/18	985,000	983,439
Total Federal Agency Notes
(Cost $219,270,864)		219,270,864

FEDERAL AGENCY DISCOUNT NOTES†† - 21.1%
Federal Home Loan Bank[1]
1.08% due 12/19/17[4,5]	46,000,000	45,889,969
1.04% due 12/20/17[4,5]	25,000,000	24,941,722
1.17% due 03/19/18[4,5]	10,000,000	9,944,606
1.01% due 11/03/17[4,5]	6,700,000	6,693,797
1.01% due 10/18/17[4,5]	3,850,000	3,848,164
1.00% due 10/24/17[4,5]	2,580,000	2,578,352
1.01% due 11/15/17[4,5]	2,196,000	2,193,214
1.01% due 10/25/17[4,5]	1,900,000	1,898,722
1.00% due 10/06/17[4,5]	1,200,000	1,199,834
1.03% due 12/01/17[4,5]	1,100,000	1,098,080
1.01% due 11/01/17[4,5]	900,000	899,217
1.02% due 11/07/17[4,5]	800,000	799,161
1.01% due 11/17/17[4,5]	600,000	599,205
0.99% due 11/29/17[4,5]	600,000	599,007
1.10% due 11/02/17[4,5]	500,000	499,511
1.03% due 12/04/17[4,5]	400,000	399,253
Total Federal Home Loan Bank		104,081,814
Federal Farm Credit Bank[1]
1.04% due 12/15/17[4,5]	1,700,000	1,696,317
Total Federal Agency Discount Notes
(Cost $105,778,131)		105,778,131

U.S. TREASURY BILLS†† - 19.0%
U.S. Treasury Bill
1.07% due 12/14/17[4,5]	50,000,000	49,885,912
1.10% due 12/14/17[4,5]	32,500,000	32,425,843
1.16% due 03/22/18[4,5]	12,500,000	12,430,125
Total U.S. Treasury Bills
(Cost $94,741,880)		94,741,880

U.S. GOVERNMENT SECURITIES†† - 5.0%
United States Cash Management Bill
1.06% due 01/02/18[4,5]	25,000,000	24,931,219
Total U.S. Government Securities
(Cost $24,931,219)		24,931,219

REPURCHASE AGREEMENTS††,6 - 14.7%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$36,875,571	36,875,571
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	18,437,785	18,437,785
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17	9,168,140	9,168,140
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	8,376,953	8,376,953

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 183

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value

UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	$878,553	$878,553
Total Repurchase Agreements
(Cost $73,737,002)		73,737,002

Total Investments - 103.6%
(Cost $518,459,096)		$518,459,096
Other Assets & Liabilities, net - (3.6)%		(17,849,877)
Total Net Assets - 100.0%		$500,609,219

††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Variable rate security. Rate indicated is rate effective at September 30, 2017.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$105,778,131	$—	$105,778,131
Federal Agency Notes	—	219,270,864	—	219,270,864
Repurchase Agreements	—	73,737,002	—	73,737,002
U.S. Government Securities	—	24,931,219	—	24,931,219
U.S. Treasury Bills	—	94,741,880	—	94,741,880
Total Assets	$—	$518,459,096	$—	$518,459,096

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

184 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value (cost $444,722,094)	$444,722,094
Repurchase agreements, at value (cost $73,737,002)	73,737,002
Receivables:
Fund shares sold	21,871,013
Interest	145,758
Total assets	540,475,867

Liabilities:
Overdraft due to custodian bank	2,002
Payable for:
Fund shares redeemed	39,382,711
Management fees	208,321
Transfer agent and administrative fees	83,329
Portfolio accounting fees	36,074
Miscellaneous	154,211
Total liabilities	39,866,648
Commitments and contingent liabilities (Note 12)	—
Net assets	$500,609,219

Net assets consist of:
Paid in capital	$500,554,384
Undistributed net investment income	5,702
Accumulated net realized gain on investments	49,133
Net unrealized appreciation on investments	—
Net assets	$500,609,219
Capital shares outstanding	500,536,505
Net asset value per share	$1.00

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Interest	$2,579,598
Total investment income	2,579,598

Expenses:
Management fees	1,283,980
Transfer agent and administrative fees	513,598
Registration fees	283,740
Portfolio accounting fees	221,469
Custodian fees	34,339
Trustees’ fees*	23,234
Miscellaneous	148,942
Total expenses	2,509,302
Less:
Expenses waived by Adviser	(130,288)
Net expenses	2,379,014
Net investment income	200,584

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,476
Net realized gain	15,476
Net increase in net assets resulting from operations	216,060

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 185

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$200,584	$(2,447)
Net realized gain on investments	15,476	342,140
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase in net assets resulting from operations	216,060	339,693

Distributions to shareholders from:
Net investment income	(194,882)	(220)
Net realized gains	—	(39,373)
Total distributions to shareholders	(194,882)	(39,593)

Capital share transactions:
Proceeds from sale of shares	3,228,091,153	8,235,820,623
Distributions reinvested	194,882	37,712
Cost of shares redeemed	(3,355,211,824)	(8,252,516,655)
Net decrease from capital share transactions	(126,925,789)	(16,658,320)
Net decrease in net assets	(126,904,611)	(16,358,220)

Net assets:
Beginning of period	627,513,830	643,872,050
End of period	$500,609,219	$627,513,830
Undistributed net investment income at end of period	$5,702	$—

Capital share activity:
Shares sold	3,228,087,068	8,235,820,662
Shares issued from reinvestment of distributions	198,947	39,361
Shares redeemed	(3,355,211,823)	(8,252,516,656)
Net decrease in shares	(126,925,808)	(16,656,633)

186 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014		Period Ended March 28, 2013[b]
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00
Income (loss) from investment operations:
Net investment income (loss)[c]	— [c]	— [c]	— [c]	— [c]	—	[c]	— [c]
Net gain (loss) on investments (realized and unrealized)	— [c]	— [c]	— [c]	— [c]	—	[c]	— [c]
Total from investment operations	— [c]	— [c]	— [c]	— [c]	—	[c]	— [c]
Less distributions from:
Net investment income	(—)[c]	(—)[c]	(—)[c]	(—)[c]	(—	)c	(—)[c]
Net realized gains	(—)[c]	(—)[c]	(—)[c]	(—)[c]	(—)[c]		(—)[c]
Total Distributions	(—)[c]	(—)[c]	(—)[c]	(—)[c]	(—)[c]		(—)[c]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return[g]	0.04%	0.01%	0.00%	0.00%	0.00%		0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$500,609	$627,514	$643,872	$694,549	$780,135		$848,370
Ratios to average net assets:
Net investment income (loss)	0.08%	0.00%[e]	0.00%[e]	0.00%[e]	0.00%[e]		0.00%[e]
Total expenses	0.98%	0.95%	0.91%	0.92%	0.93%		0.95%
Net expenses[d]	0.93%	0.47%	0.22%	0.08%	0.09%		0.17%
Portfolio turnover rate	—	—	—	124%	—		—

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]
Effective June 15, 2012, the Fund’s Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares and Investor2 Class shares were converted into the newly created Money Market Class. The financial highlights for periods prior to that date reflect the performance of the former Investor Class.

[c]	Less than $0.01 per share.
[d]	Net expense information reflects the expense ratios after expense waivers
[e]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 187

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2017, the Trust consisted of fifty-three funds.

This report covers the Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, and U.S. Government Money Market Fund (the “Funds”), each a non-diversified investment company, with the exception of the U.S. Government Money Market Fund, which is a diversified investment company. Only Investor Class, A-Class, C-Class, H-Class and Money Market Class shares had been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Russell 2000® Fund and the S&P 500® Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the September 30, 2017, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets

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which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value. With the exception of the U.S. Government Money Market Fund, U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements and credit default swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The swaps’ values are then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon

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rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(g) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(h) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(i) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Dividends are reinvested in

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additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(j) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(k) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.06% at September 30, 2017.

(l) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i)

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there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$2,965,725	$—
S&P 500® Fund	Index exposure, Liquidity	2,766,150	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	23,204,475
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	3,854,205
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	349,160	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	987,250
Russell 2000® Fund	Index exposure, Liquidity	373,075	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	746,150
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	532,425	—
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	41,690,063	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—	39,145,797
High Yield Strategy Fund	Duration, Index exposure, Liquidity	399,216,820	—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	2,764,461

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

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The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$192,164,029	$—
S&P 500® Fund	Index exposure, Liquidity	30,782,428	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	51,740,259
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	50,092,289	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	7,100,916
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	27,776,943	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	798,758
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	12,860,964	—
Russell 2000® Fund	Index exposure, Liquidity	9,163,545	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	9,122,481
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	29,292,440	—
High Yield Strategy Fund	Duration, Index exposure, Liquidity	41,006,708	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the Funds enter into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$429,480,641	$—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	2,975,119

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

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Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2017:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2017:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at September 30, 2017
Nova Fund	$—	$602,099	$—	$—	$602,099
S&P 500® Fund	4,118	283,208	—	—	287,326
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	—	454,190	—	—	454,190
Mid-Cap 1.5x Strategy Fund	—	148,377	—	—	148,377
Russell 2000® 1.5x Strategy Fund	—	106,475	—	—	106,475
Russell 2000® Fund	707	72,569	—	—	73,276
Dow Jones Industrial Average® Fund	—	42,034	—	—	42,034
Inverse Government Long Bond Strategy Fund	—	—	711,817	—	711,817
High Yield Strategy Fund	—	170,452	—	2,332,664	2,503,116
Inverse High Yield Strategy Fund	—	—	19,835	—	19,835

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at September 30, 2017
Inverse S&P 500® Strategy Fund	$104,260	$282,974	$—	$—	$387,234
Inverse NASDAQ-100® Strategy Fund	192	128,682	—	—	128,874
Inverse Mid-Cap Strategy Fund	1,490	7,442	—	—	8,932
Inverse Russell 2000® Strategy Fund	74,110	52,641	—	—	126,751
Government Long Bond 1.2x Strategy Fund	—	—	749,658	—	749,658
High Yield Strategy Fund	—	—	3,117,439	—	3,117,439
Inverse High Yield Strategy Fund	—	—	—	12,914	12,914

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended September 30, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended September 30, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Nova Fund	$2,277,810	$12,283,082	$—	$—	$14,560,892
S&P 500® Fund	178,020	(1,982)	—	—	176,038
Inverse S&P 500® Strategy Fund	(282,771)	(5,885,011)	—	—	(6,167,782)
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	107,907	4,159,164	—	—	4,267,071
Inverse NASDAQ-100® Strategy Fund	(88,114)	(931,799)	—	—	(1,019,913)
Mid-Cap 1.5x Strategy Fund	58,899	1,537,947	—	—	1,596,846
Inverse Mid-Cap Strategy Fund	(180)	(38,800)	—	—	(38,980)
Russell 2000® 1.5x Strategy Fund	247,848	1,826,980	—	—	2,074,828
Russell 2000® Fund	24,737	683,058	—	—	707,795
Inverse Russell 2000® Strategy Fund	(81,683)	(830,018)	—	—	(911,701)
Dow Jones Industrial Average® Fund	222,259	1,887,223	—	—	2,109,482
Government Long Bond 1.2x Strategy Fund	—	—	1,949,600	—	1,949,600
Inverse Government Long Bond Strategy Fund	—	—	(2,527,551)	—	(2,527,551)
High Yield Strategy Fund	(30)	1,415,653	6,454,594	12,095,726	19,965,943
Inverse High Yield Strategy Fund	3	—	484	(232,143)	(231,656)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Nova Fund	$(132,837)	$615,665	$—	$—	$482,828
S&P 500® Fund	382	234,679	—	—	235,061
Inverse S&P 500® Strategy Fund	(110,103)	309,832	—	—	199,729
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	(8,109)	338,354	—	—	330,245
Inverse NASDAQ-100® Strategy Fund	6,915	(64,595)	—	—	(57,680)
Mid-Cap 1.5x Strategy Fund	(8,303)	(361,039)	—	—	(369,342)
Inverse Mid-Cap Strategy Fund	(1,490)	(2,426)	—	—	(3,916)
Russell 2000® 1.5x Strategy Fund	(41,565)	(93,719)	—	—	(135,284)
Russell 2000® Fund	(20,208)	(45,824)	—	—	(66,032)
Inverse Russell 2000® Strategy Fund	93,654	47,532	—	—	141,186
Dow Jones Industrial Average® Fund	46,288	47,470	—	—	93,758
Government Long Bond 1.2x Strategy Fund	—	—	(1,092,073)	—	(1,092,073)
Inverse Government Long Bond Strategy Fund	—	—	765,957	—	765,957
High Yield Strategy Fund	—	(248,535)	(4,570,419)	131,744	(4,687,210)
Inverse High Yield Strategy Fund	—	—	24,109	10,433	34,542

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$602,099	$—	$602,099	$—	$—	$602,099
S&P 500® Fund	Swap equity contracts	283,208	—	283,208	—	—	283,208
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	Swap equity contracts	454,190	—	454,190	—	—	454,190
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	148,377	—	148,377	—	—	148,377
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	106,475	—	106,475	—	—	106,475
Russell 2000® Fund	Swap equity contracts	72,569	—	72,569	—	—	72,569
Dow Jones Industrial Average® Fund	Swap equity contracts	42,034	—	42,034	—	—	42,034
High Yield Strategy Fund	Swap equity contracts	170,452	—	170,452	—	—	170,452

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					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse S&P 500® Strategy Fund	Swap equity contracts	$282,974	$—	$282,974	$282,974	$—	$—
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	128,682	—	128,682	114,718	13,964	—
Inverse Mid-Cap Strategy Fund	Swap equity contracts	7,442	—	7,442	7,379	63	—
Inverse Russell 2000® Strategy Fund	Swap equity contracts	52,641	—	52,641	51,419	1,222	—

[1]	Centrally cleared swaps are excluded from these reported amounts.

The following table presents deposits held by others in connection with derivative investments as of September 30, 2017. The derivatives tables following the Schedule of Investments list each counterparty for which cash collateral may have been pledged or received at period end.The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Counterparty	Cash Pledged	Cash Received
Nova Fund
Barclays Bank plc	$1,882,403	$—
Nova Fund Total	1,882,403	—
S&P 500® Fund
Barclays Bank plc	360,000	—
S&P 500® Fund Total	360,000	—
Inverse S&P 500® Strategy Fund
Barclays Bank plc	4,788	—
Goldman Sachs Group	304,500	—
Inverse S&P 500® Strategy Fund Total	309,288	—
Monthly Rebalance Nasdaq-100® 2x Strategy Fund
Barclays Bank plc	2,054,664	—
Monthly Rebalance Nasdaq-100® 2x Strategy Fund Total	2,054,664	—
Inverse NASDAQ-100® Strategy Fund
Barclays Bank plc	100,001	—
Goldman Sachs Group	13,500	—
Inverse NASDAQ-100® Strategy Fund Total	113,501	—
Mid-Cap 1.5x Strategy Fund
Barclays Bank plc	303,104	—
Mid-Cap 1.5x Strategy Fund Total	303,104	—
Inverse Mid-Cap Strategy Fund
Barclays Bank plc	250,000	—
Goldman Sachs Group	66,000	—
Inverse Mid-Cap Strategy Fund Total	316,000	—
Russell 2000® 1.5x Strategy Fund
Barclays Bank plc	240,000	—
Russell 2000® 1.5x Strategy Fund Total	240,000	—
Russell 2000® Fund
Barclays Bank plc	470,000	—
Russell 2000® Fund Total	470,000	—

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Counterparty	Cash Pledged	Cash Received
Inverse Russell 2000® Strategy Fund
Barclays Bank plc	$330,002	$—
Goldman Sachs Group	55,000	—
Inverse Russell 2000® Strategy Fund Total	385,002	—
Dow Jones Industrial Average® Fund
Barclays Bank plc	310,000	—
Dow Jones Industrial Average® Fund Total	310,000	—
Government Long Bond 1.2x Strategy Fund
Goldman Sachs Group	528,400	—
Government Long Bond 1.2x Strategy Fund Total	528,400	—
Inverse Government Long Bond Strategy Fund
Goldman Sachs Group	583,900	—
Inverse Government Long Bond Strategy Fund Total	583,900	—
High Yield Strategy Fund
Barclays Bank plc	—	5,858,922
Goldman Sachs Group	516,501	9,500,029
High Yield Strategy Fund Total	516,501	15,358,951
Inverse High Yield Strategy Fund
Barclays Bank plc	299,050	—
Goldman Sachs Group	18,252	—
Inverse High Yield Strategy Fund Total	317,302	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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Note 5 – Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
S&P 500® Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
Dow Jones Industrial Average® Fund	0.75%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

The Board of Trustees has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

GI has contractually agreed to reduce fees and/or reimburse expenses for the Monthly Rebalance NASDAQ-100 2x Strategy Fund to the extent necessary to keep net operating expenses for A-Class, C-Class and H-Class shares ( including Rule 12b-1 fees if any) (excluding brokerage, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnifi cation, and extraordinary expenses) from exceeding 1.35%, 2.10% and 1.35% of the Fund’s A-Class, C-Class and H-Class shares average daily net assets, respectively. The Total

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Annual Fund Operating Expenses After Fee Waiver and /or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 1.35%, 2.10% and 1.35%, respectively. This agreement may be terminated only with the approval of the Fund’s Board of Trustees.

For the period ended September 30, 2017, GFD retained sales charges of $90,853 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned services, MUIS is entitled to receive a monthly fee equal to an annual percentage of the Funds’ average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At September 30, 2017, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			U.S Treasury Note
1.00%			1.13%
Due 10/02/17	$126,905,733	$126,916,309	02/28/21	$131,780,200	$129,443,901

Bank of America Merrill Lynch			U.S. Treasury Note
1.05%			1.63%
Due 10/02/17	63,452,867	63,458,419	05/31/23	65,690,800	64,722,010

RBC Capital Markets LLC			U.S. TIP Notes
0.98%			1.13%
Due 10/02/17	35,069,861	35,072,725	01/15/21	30,577,200	35,771,371

HSBC Securities, Inc.			U.S. Treasury Strips
0.91%			0.00%
Due 10/02/17	23,879,390	23,881,201	08/15/39	44,888,000	24,357,007

UMB Financial Corp.			Federal Home Loan Bank
0.91%			1.25%
Due 10/02/17	2,504,407	2,504,597	06/08/18	2,000,000	2,007,147
			U.S. Treasury Note
			1.63%
			05/15/26	573,300	547,365
				2,573,300	2,554,512

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

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Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At September 30, 2017, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Nova Fund	$206,799	$(206,799)	$—	$210,703	$—	$210,703
S&P 500® Fund	1,253,573	(1,253,573)	—	1,279,576	—	1,279,576
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	144,808	(144,808)	—	147,572	—	147,573
Mid-Cap 1.5x Strategy Fund	87,067	(87,067)	—	88,755	—	88,755
Russell 2000® 1.5x Strategy Fund	78,627	(78,627)	—	80,821	—	80,821
Russell 2000® Fund	1,452,654	(1,452,654)	—	1,492,890	—	1,492,890

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

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At September 30, 2017, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Nova Fund	$107,298,658	$3,712,439	$(249,737)	$3,462,702
S&P 500® Fund	225,581,988	20,659,936	(1,337,440)	19,322,496
Inverse S&P 500® Strategy Fund	75,999,661	150,190	(422,426)	(272,236)
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	29,897,309	1,276,702	(91,495)	1,185,207
Inverse NASDAQ-100® Strategy Fund	12,011,041	45,843	(130,763)	(84,920)
Mid-Cap 1.5x Strategy Fund	18,220,434	520,700	(28,366)	492,334
Inverse Mid-Cap Strategy Fund	2,638,093	2,703	(8,948)	(6,245)
Russell 2000® 1.5x Strategy Fund	9,811,465	475,722	(7,671)	468,051
Russell 2000® Fund	63,877,326	3,822,351	(1,209,323)	2,613,028
Inverse Russell 2000® Strategy Fund	6,827,684	16,495	(128,043)	(111,548)
Dow Jones Industrial Average® Fund	79,349,240	6,739,469	(214,903)	6,524,566
Government Long Bond 1.2x Strategy Fund	71,456,606	54,783	(1,192,890)	(1,138,107)
Inverse Government Long Bond Strategy Fund	159,869,767	759,636	(62,578)	697,058
High Yield Strategy Fund	492,069,669	2,848,170	(3,139,740)	(291,570)
Inverse High Yield Strategy Fund	2,869,907	43,046	(13,040)	30,006
U.S. Government Money Market Fund	518,459,096	—	—	—

Note 9 – Securities Transactions

For the period ended September 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$1,864,035,651	$1,843,356,332
S&P 500® Fund	216,023,594	273,240,538
Inverse S&P 500® Strategy Fund	12,639,076	22,640,000
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	50,534,723	51,314,238
Inverse NASDAQ-100® Strategy Fund	—	—
Mid-Cap 1.5x Strategy Fund	3,835,317	13,564,933
Inverse Mid-Cap Strategy Fund	—	—
Russell 2000® 1.5x Strategy Fund	3,827,979	7,094,631
Russell 2000® Fund	38,119,466	31,313,623
Inverse Russell 2000® Strategy Fund	—	—
Dow Jones Industrial Average® Fund	76,938,237	49,994,767
Government Long Bond 1.2x Strategy Fund	—	1,100,000
Inverse Government Long Bond Strategy Fund	12,000,288	56,500,000
High Yield Strategy Fund	157,381,823	180,249,000
Inverse High Yield Strategy Fund	100,000	500,000
U.S. Government Money Market Fund	—	—

For the period ended September 30, 2017, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$720,907,766	$697,135,281
Inverse Government Long Bond Strategy Fund	655,958,422	606,618,922

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment

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advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2017, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$357,148,750	$240,009,900	$(884,026)
S&P 500 Fund	163,012,849	202,729,286	34,116,377
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	16,046,967	21,655,385	1,663,229
Mid-Cap 1.5x Strategy Fund	1,770,775	2,092,114	(43,909)
Russell 2000® 1.5x Strategy Fund	3,613,311	3,854,589	(22,434)
Russell 2000® Fund	15,410,345	22,893,166	3,831,228
Dow Jones Industrial Average® Fund	25,154,423	24,941,993	599,888
U.S. Government Money Market Fund	13,536,893	—	—

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2018. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.92% for the period ended September 30, 2017. The Funds did not have any borrowings outstanding under this agreement at September 30, 2017.

The average daily balances borrowed for the period ended September 30, 2017, were as follows:

Fund	Average Daily Balance
Nova Fund	$94,486
S&P 500® Fund	1,710
Inverse S&P 500® Strategy Fund	5,590
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	372
Inverse NASDAQ-100® Strategy Fund	301
Mid-Cap 1.5x Strategy Fund	19,214
Russell 2000® 1.5x Strategy Fund	984
Dow Jones Industrial Average® Fund	35,738
Government Long Bond 1.2x Strategy Fund	33,867
Inverse Government Long Bond Strategy Fund	6,584

Note 11 – Reverse Share Splits

Share splits occurred for the following Funds at the close of business:

Fund	Effective Date	Split Type
Inverse S&P 500® Strategy Fund	October 28, 2016	One-for-Six Reverse Share Split
Inverse NASDAQ-100® Strategy Fund	November 4, 2016	One-for-Four Reverse Share Split
Inverse High Yield Strategy Fund	November 4, 2016	One-for-Four Reverse Share Split

Note 12 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.) (“Reichman”).

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment. On May 30, 2017, the shareholder defendants filed a motion to remand the proceedings in the Creditor Trust and Reichman Actions to the Bankruptcy Court, for consideration of the collateral estoppel ground for dismissal raised by the Bankruptcy Court’s ruling in the Blavatnik Action. On August 18, 2017, the plaintiff in the Creditor Trust action filed a notice of dismissal of claims brought against defendants who had not answered the Third Amended Complaint. The same day, the plaintiff in the Reichman action filed a notice of dismissal of all claims against named defendants who had not filed an answer and withdrew his request for class certification of a defendant class. On September 5, 2017, the Court entered an order dismissing the Creditor Trust and Reichman actions with prejudice. The Court’s order dismissed the actions as to all defendants as well as to unnamed members of the putative defendant class in the Reichman action.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set. On April 21, 2017, the Bankruptcy Court issued an Opinion and Order After Trial in a related Lyondell litigation (the “Blavatnik Action”) rejecting claims for intentional fraudulent transfer and constructive fraudulent transfer in connection with the 2007 LBO. Based on this related ruling in the Blavatnik Action, the shareholder defendants filed a motion to dismiss the Litigation Trust Action on the grounds of collateral estoppel on May 30, 2017. Although the Bankruptcy Court had not yet ruled on the motion to dismiss, on August 15, 2017, the plaintiff in the Litigation Trust action filed a notice of dismissal of all claims against the defendants who joined the motion to dismiss. On August 18, 2017, the Litigation Trust plaintiff also withdrew his request for class certification of a defendant class in the Litigation Trust action. On September 5, 2017, the Court entered an order dismissing the Litigation Trust action with prejudice. The Court’s order dismissed the action as to all defendants as well as to unnamed members of the putative defendant class.

As a result of the dismissals above, there are no longer claims pending against the Rydex Series Funds related to the Lyondell merger.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Continuation of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 25, 2017, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to the Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, and U.S. Government Money Market Fund, each a series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Board unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 26, 2017 (together, with the May 25 meeting, the “Meetings”). The Board considered the materials provided by the Advisor and the review conducted at the April 26 meeting to be an integral part of the Trustees’ deliberations and their process in considering the renewal of the Investment Advisory Agreement.

Prior to reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving

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OTHER INFORMATION (Unaudited)(continued)

special attention to the existence of economies of scale and the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (d) each Fund’s overall fees and operating expenses compared with those of similar funds; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors that was controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to such Fund; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Funds and their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and tradability) that should be reviewed in context. With respect to tradability, in particular, the Board considered that non-tradable funds incur lower expense ratios than tradable funds because non-tradable funds experience less shareholder activity and lower transaction volumes than tradable funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. With respect to the Funds that track an underlying index (“Index Funds”), the Board also discussed the correlation between an Index Fund’s assets under management and tracking error, noting that an Index Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Index Fund’s size. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

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OTHER INFORMATION (Unaudited)(concluded)

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. In light of the relatively small size of many of the Funds and the fact that the size of individual Funds in the complex often increase and decrease significantly due to the unlimited trading that is permitted among most of the Funds in the complex, the Board concluded that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under the distribution agreement, Distribution Plans, and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the continuation of the Investment Advisory Agreement was in the best interests of the Funds and their shareholders.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee ****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: Vice Chairman, Guggenheim Investments (2010-present). Former: President and CEO, certain other funds in the Fund complex (2012-November 2017); Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	226
Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, Chairwoman and Member of the Compliance and Risk Oversight Committee, and Member of the Nominating and Governance Committee from 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	133	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Nominating and Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (3) (2009-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee ****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present; Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
Werner E. Keller (1940)	Chairman and Trustee of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Member of the Audit Committee from 2005 to present; Member of the Investment and Performance Committee from 2014 to present; Member of the Compliance and Risk Oversight Committee from 2015 to present; Member of the Nominating and Governance Committee from 2015 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; and Chairman and Member of the Nominating and Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Member of the Nominating and Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee, and Chairwoman and Member of the Investment and Performance Committee from 2016 to present.	Current: Retired Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	133	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President (November 2017-present)
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (November 2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (November 2017-Present)
Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (February-June 2017); Senior Analyst of US Fund Administration, HGINA (2014-January 2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

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GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 213

9.30.2017

Rydex Funds Semi-Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund
International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy
Weakening Dollar 2x Strategy

GuggenheimInvestments.com	RBENF2-SEMI-0917x0318

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	10
S&P 500® PURE VALUE FUND	18
S&P MIDCAP 400® PURE GROWTH FUND	26
S&P MIDCAP 400® PURE VALUE FUND	33
S&P SMALLCAP 600® PURE GROWTH FUND	41
S&P SMALLCAP 600® PURE VALUE FUND	49
EUROPE 1.25x STRATEGY FUND	57
JAPAN 2x STRATEGY FUND	65
STRENGTHENING DOLLAR 2x STRATEGY FUND	72
WEAKENING DOLLAR 2x STRATEGY FUND	79
NOTES TO FINANCIAL STATEMENTS	86
OTHER INFORMATION	100
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	103
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	107

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2017

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semiannual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the six-month period ended September 30, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC October 31, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

September 30, 2017

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

Pure Style Funds may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities. ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve their investment objective and may decrease the Funds’ performance. ● These Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2017

Over the past few months, the equity markets have faced massive hurricanes in the South, rising tensions with North Korea and ongoing uncertainty surrounding domestic policy. Despite it all, the major stock indices continue to trade at/near record levels. The market’s resiliency seems to underscore that, at the end of the day, it’s fundamentals that drive equity markets and not political headlines or geopolitical tensions.

A noticeable shift in market sentiment during the third quarter led to a rotation into cyclical and small capitalization stocks. Value factors also began to outperform in September, a significant change from year-to-date performance. From a macro standpoint, the primary drivers of the value trade include rising inflationary expectations, economic growth and the prospects of tax reform.

Outside the U.S., both the European and emerging markets outperformed the Standard & Poor’s 500® (“S&P 500”) Index* on a dollar denominated basis. Renewed interest in both regions reflected attractive relative valuation and the synchronized global economic expansion.

Assuming no major geopolitical or other unforeseen shocks, we expect the U.S. economy will grow by between 2.0–2.5% in real terms in 2017 and 2018, supported by a strong labor market at home, a synchronized upswing in the global economy, and favorable financial conditions. Risks to our growth outlook are to the upside if Washington delivers on promises to cut taxes. Third quarter economic data was less distorted by the recent hurricanes than expected, and rebuilding efforts should be a positive for growth heading into 2018.

The labor market is steadily tightening, as seen in the drop in the unemployment rate to a cycle low of 4.2% in September, underscoring the robust—and unsustainable—underlying trend in hiring. Leading indicators, including hiring intentions surveys, point to further declines in the unemployment rate. Meanwhile, inflation continues to be well below the U.S. Federal Reserve’s (the “Fed”) 2% longer-run goal, with core personal consumption expenditure inflation coming in at 1.3% in September. However, inflation lags GDP growth by about six quarters; because growth has accelerated over the past year, and the dollar has depreciated, inflation will likely move closer to 2% by the second quarter of 2018.

The firming U.S. economy, coupled with synchronized global growth and stabilization in the U.S. dollar, is likely to be supportive of the U.S. earnings environment. On the valuation front, while elevated relative to long-term averages, multiples still remain well below extreme levels. Economic and financial conditions are supportive enough for the Fed to continue to resume a quarterly pattern of rate increases in December, and to begin balance sheet normalization this year. Interest rates are expected to remain supportive of risk assets.

For the six months ended September 30, 2017, the S&P 500 Index* returned 7.71%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 10.99%. The return of the MSCI Emerging Markets Index* was 14.66%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 2.31% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 4.19%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.47% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2017

Bloomberg Barclays Long Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. The Long U.S. Treasury Index is market-capitalization weighted and the securities in the index are updated on the last business day of each month.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

STOXX® Europe 50 Index provides a blue-chip representation of super-sector leaders in Europe. The index covers 50 stocks from developed European countries such as Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

The USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: euro (EUR), 57.6% + Japanese yen (JPY), 13.6% + pound sterling (GBP), 11.9% + Canadian dollar (CAD), 9.1% + Swedish krona (SEK), 4.2% + Swiss franc (CHF) 3.6%.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2017 and ending September 30, 2017.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund
A-Class	1.55%	11.20%	$ 1,000.00	$ 1,112.00	$ 8.21
C-Class	2.30%	10.78%	1,000.00	1,107.80	12.15
H-Class	1.55%	11.21%	1,000.00	1,112.10	8.21
S&P 500® Pure Value Fund
A-Class	1.55%	5.05%	1,000.00	1,050.50	7.97
C-Class	2.30%	4.65%	1,000.00	1,046.50	11.80
H-Class	1.55%	5.05%	1,000.00	1,050.50	7.97
S&P MidCap 400® Pure Growth Fund
A-Class	1.55%	6.30%	1,000.00	1,063.00	8.02
C-Class	2.30%	5.89%	1,000.00	1,058.90	11.87
H-Class	1.55%	6.29%	1,000.00	1,062.90	8.02
S&P MidCap 400® Pure Value Fund
A-Class	1.55%	3.74%	1,000.00	1,037.40	7.92
C-Class	2.30%	3.34%	1,000.00	1,033.40	11.72
H-Class	1.55%	3.72%	1,000.00	1,037.20	7.92
S&P SmallCap 600® Pure Growth Fund
A-Class	1.55%	9.06%	1,000.00	1,090.60	8.12
C-Class	2.30%	8.63%	1,000.00	1,086.30	12.03
H-Class	1.55%	9.04%	1,000.00	1,090.40	8.12
S&P SmallCap 600® Pure Value Fund
A-Class	1.55%	1.39%	1,000.00	1,013.90	7.83
C-Class	2.30%	1.01%	1,000.00	1,010.10	11.59
H-Class	1.55%	1.59%	1,000.00	1,015.90	7.83
Europe 1.25x Strategy Fund
A-Class	1.72%	15.04%	1,000.00	1,150.40	9.27
C-Class	2.47%	14.62%	1,000.00	1,146.20	13.29
H-Class	1.72%	15.08%	1,000.00	1,150.80	9.27
Japan 2x Strategy Fund
A-Class	1.52%	12.78%	1,000.00	1,127.80	8.11
C-Class	2.27%	12.35%	1,000.00	1,123.50	12.08
H-Class	1.53%	12.80%	1,000.00	1,128.00	8.16
Strengthening Dollar 2x Strategy Fund
A-Class	1.74%	(13.68%)	1,000.00	863.20	8.13
C-Class	2.49%	(13.99%)	1,000.00	860.10	11.61
H-Class	1.74%	(13.67%)	1,000.00	863.30	8.13
Weakening Dollar 2x Strategy Fund
A-Class	1.74%	14.31%	1,000.00	1,143.10	9.35
C-Class	2.49%	13.92%	1,000.00	1,139.20	13.35
H-Class	1.74%	14.34%	1,000.00	1,143.40	9.35

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund
A-Class	1.55%	5.00%	$ 1,000.00	$ 1,017.30	$ 7.84
C-Class	2.30%	5.00%	1,000.00	1,013.54	11.61
H-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
S&P 500® Pure Value Fund
A-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
C-Class	2.30%	5.00%	1,000.00	1,013.54	11.61
H-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
S&P MidCap 400® Pure Growth Fund
A-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
C-Class	2.30%	5.00%	1,000.00	1,013.54	11.61
H-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
S&P MidCap 400® Pure Value Fund
A-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
C-Class	2.30%	5.00%	1,000.00	1,013.54	11.61
H-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
S&P SmallCap 600® Pure Growth Fund
A-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
C-Class	2.30%	5.00%	1,000.00	1,013.54	11.61
H-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
S&P SmallCap 600® Pure Value Fund
A-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
C-Class	2.30%	5.00%	1,000.00	1,013.54	11.61
H-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
Europe 1.25x Strategy Fund
A-Class	1.72%	5.00%	1,000.00	1,016.44	8.69
C-Class	2.47%	5.00%	1,000.00	1,012.68	12.46
H-Class	1.72%	5.00%	1,000.00	1,016.44	8.69
Japan 2x Strategy Fund
A-Class	1.52%	5.00%	1,000.00	1,017.45	7.69
C-Class	2.27%	5.00%	1,000.00	1,013.69	11.46
H-Class	1.53%	5.00%	1,000.00	1,017.40	7.74
Strengthening Dollar 2x Strategy Fund
A-Class	1.74%	5.00%	1,000.00	1,016.34	8.80
C-Class	2.49%	5.00%	1,000.00	1,012.58	12.56
H-Class	1.74%	5.00%	1,000.00	1,016.34	8.80
Weakening Dollar 2x Strategy Fund
A-Class	1.74%	5.00%	1,000.00	1,016.34	8.80
C-Class	2.49%	5.00%	1,000.00	1,012.58	12.56
H-Class	1.74%	5.00%	1,000.00	1,016.34	8.80

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2017 to September 30, 2017.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Applied Materials, Inc.	3.4%
NVIDIA Corp.	3.0%
Lam Research Corp.	2.4%
Align Technology, Inc.	2.0%
Broadcom Ltd.	1.8%
IDEXX Laboratories, Inc.	1.7%
Facebook, Inc. — Class A	1.7%
UnitedHealth Group, Inc.	1.5%
Prologis, Inc.	1.5%
Ulta Beauty, Inc.	1.4%
Top Ten Total	20.4%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	11.20%	17.96%	14.57%	9.25%
A-Class Shares with sales charge‡	5.93%	12.36%	13.46%	8.72%
C-Class Shares	10.78%	17.08%	13.71%	8.43%
C-Class Shares with CDSC§	9.78%	16.08%	13.71%	8.43%
H-Class Shares	11.21%	17.96%	14.58%	9.25%
S&P 500 Pure Growth Index	12.11%	19.99%	16.50%	11.05%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
S&P 500® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 22.0%
Align Technology, Inc.*	12,000	$2,235,240
IDEXX Laboratories, Inc.*	11,800	1,834,782
UnitedHealth Group, Inc.	8,600	1,684,310
Quanta Services, Inc.*	41,200	1,539,644
PayPal Holdings, Inc.*	20,100	1,287,003
Celgene Corp.*	8,752	1,276,217
Constellation Brands, Inc. — Class A	6,305	1,257,532
Aetna, Inc.	6,585	1,047,081
Humana, Inc.	4,100	998,883
Biogen, Inc.*	3,103	971,611
United Rentals, Inc.*,1	6,000	832,440
Total System Services, Inc.	12,694	831,457
Cintas Corp.	5,730	826,724
Incyte Corp.*	6,700	782,158
S&P Global, Inc.	4,890	764,356
Gartner, Inc.*	6,100	758,901
Intuitive Surgical, Inc.*	700	732,116
Verisk Analytics, Inc. — Class A*	8,790	731,240
Becton Dickinson and Co.	3,500	685,825
CR Bard, Inc.	2,130	682,665
Edwards Lifesciences Corp.*	6,020	658,046
Boston Scientific Corp.*	21,207	618,608
Stryker Corp.	3,900	553,878
Gilead Sciences, Inc.	6,682	541,376
Total Consumer, Non-cyclical		24,132,093

Technology - 21.8%
Applied Materials, Inc.	70,650	3,680,158
NVIDIA Corp.	18,315	3,274,173
Lam Research Corp.	13,943	2,580,013
Broadcom Ltd.	8,065	1,956,085
Microchip Technology, Inc.	15,791	1,417,716
Activision Blizzard, Inc.	20,702	1,335,485
Skyworks Solutions, Inc.	10,443	1,064,142
salesforce.com, Inc.*	10,618	991,933
Red Hat, Inc.*	8,089	896,747
Adobe Systems, Inc.*	5,800	865,244
Electronic Arts, Inc.*	7,287	860,303
Fidelity National Information Services, Inc.	7,700	719,103
Cerner Corp.*	9,798	698,793
Texas Instruments, Inc.	7,700	690,228
Analog Devices, Inc.	7,600	654,892
Akamai Technologies, Inc.*	12,173	593,069
Citrix Systems, Inc.*	7,408	569,083
Fiserv, Inc.*	4,386	565,619
QUALCOMM, Inc.	8,900	461,376
Total Technology		23,874,162

Industrial - 14.8%
Packaging Corporation of America	13,000	1,490,840
Corning, Inc.	49,500	1,481,040
Vulcan Materials Co.	10,397	1,243,481
Ingersoll-Rand plc	12,900	1,150,293
Amphenol Corp. — Class A	11,300	956,432
Northrop Grumman Corp.	3,000	863,161
Martin Marietta Materials, Inc.	4,074	840,181
Cummins, Inc.	4,900	823,347
TransDigm Group, Inc.	3,220	823,193
FedEx Corp.	3,500	789,530
Illinois Tool Works, Inc.	5,100	754,596
Harris Corp.	5,600	737,408
General Dynamics Corp.	3,500	719,530
AO Smith Corp.	12,100	719,103
Garmin Ltd.	12,500	674,625
Xylem, Inc.	9,400	588,722
Republic Services, Inc. — Class A	8,900	587,934
J.B. Hunt Transport Services, Inc.	4,900	544,292
Acuity Brands, Inc.	2,730	467,594
Total Industrial		16,255,302

Financial - 13.9%
Prologis, Inc. REIT	25,556	1,621,783
E*TRADE Financial Corp.*	29,481	1,285,667
Intercontinental Exchange, Inc.	16,650	1,143,855
UDR, Inc. REIT	28,021	1,065,639
Apartment Investment & Management Co. — Class A REIT	21,900	960,534
American Tower Corp. — Class A REIT	6,694	914,936
AvalonBay Communities, Inc. REIT	4,471	797,716
Host Hotels & Resorts, Inc. REIT	41,800	772,882
Digital Realty Trust, Inc. REIT	6,300	745,479
Welltower, Inc. REIT	10,600	744,968
Duke Realty Corp. REIT	23,900	688,798
Charles Schwab Corp.	14,415	630,512
Arthur J Gallagher & Co.	10,200	627,810
GGP, Inc. REIT	29,700	616,869
Mastercard, Inc. — Class A	4,206	593,887
Marsh & McLennan Companies, Inc.	6,200	519,622
Extra Space Storage, Inc. REIT	6,300	503,496
Kimco Realty Corp. REIT	25,588	500,245
Discover Financial Services	7,300	470,704
Total Financial		15,205,402

Communications - 13.6%
Facebook, Inc. — Class A*	10,629	1,816,177
Charter Communications, Inc. — Class A*	4,200	1,526,364
Amazon.com, Inc.*	1,500	1,442,025
Priceline Group, Inc.*	631	1,155,247
Scripps Networks Interactive, Inc. — Class A	13,300	1,142,337
Netflix, Inc.*	6,024	1,092,452
F5 Networks, Inc.*	9,000	1,085,040
Motorola Solutions, Inc.	12,600	1,069,362
Expedia, Inc.	6,189	890,845
Time Warner, Inc.	7,400	758,130
CBS Corp. — Class B	10,800	626,400
VeriSign, Inc.*	5,705	606,955
Comcast Corp. — Class A	14,700	565,656
Alphabet, Inc. — Class C*	387	371,176
Discovery Communications, Inc. — Class C*	14,900	301,874

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
S&P 500® PURE GROWTH FUND

	Shares	Value

Alphabet, Inc. — Class A*	302	$294,063
Discovery Communications, Inc. — Class A*	10,330	219,926
Total Communications		14,964,029

Consumer, Cyclical - 11.2%
Ulta Beauty, Inc.*	7,000	1,582,420
Starbucks Corp.	22,000	1,181,620
LKQ Corp.*	31,577	1,136,456
Dollar Tree, Inc.*	13,063	1,134,130
Darden Restaurants, Inc.	13,400	1,055,652
Michael Kors Holdings Ltd.*	21,200	1,014,420
United Continental Holdings, Inc.*	14,000	852,320
Ross Stores, Inc.	11,773	760,183
Dollar General Corp.	8,900	721,345
Marriott International, Inc. — Class A	5,700	628,482
Southwest Airlines Co.	9,842	550,955
Hasbro, Inc.	4,900	478,583
Harley-Davidson, Inc.	9,300	448,353
O’Reilly Automotive, Inc.*	1,875	403,819
Advance Auto Parts, Inc.	2,821	279,843
Total Consumer, Cyclical		12,228,581

Basic Materials - 1.8%
Albemarle Corp.	9,400	1,281,314
Newmont Mining Corp.	17,800	667,678
Total Basic Materials		1,948,992

Utilities - 0.4%
American Water Works Company, Inc.	5,900	477,369

Total Common Stocks
(Cost $87,740,715)		109,085,930

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$341,483	$341,483
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	170,742	170,742
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17	84,901	84,901
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	77,574	77,574
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	8,136	8,136
Total Repurchase Agreements
(Cost $682,836)		682,836

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.6%
First American Government Obligations Fund — Class Z, 0.89%[4]	622,819	622,819
Total Securities Lending Collateral
(Cost $622,819)		622,819

Total Investments - 100.7%
(Cost $89,046,370)		$110,391,585
Other Assets & Liabilities, net - (0.7)%		(738,015)
Total Net Assets - 100.0%		$109,653,570

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
S&P 500® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Ubobservable Inputs	Total
Common Stocks	$109,085,930	$—	$—	$109,085,930
Repurchase Agreements	—	682,836	—	682,836
Securities Lending Collateral	622,819	—	—	622,819
Total Assets	$109,708,749	$682,836	$—	$110,391,585

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $613,925 of securities loaned (cost $88,363,534)	$109,708,749
Repurchase agreements, at value (cost $682,836)	682,836
Cash	19,011
Receivables:
Securities sold	3,008,182
Dividends	57,404
Fund shares sold	49,479
Securities lending income	112
Interest	38
Total assets	113,525,811

Liabilities:
Payable for:
Fund shares redeemed	3,081,276
Return of securities loaned	622,819
Management fees	62,756
Distribution and service fees	28,103
Transfer agent and administrative fees	20,918
Portfolio accounting fees	8,367
Miscellaneous	48,002
Total liabilities	3,872,241
Commitments and contingent liabilities (Note 12)	—
Net assets	$109,653,570

Net assets consist of:
Paid in capital	$76,239,702
Accumulated net investment loss	(625,354)
Accumulated net realized gain on investments	12,694,007
Net unrealized appreciation on investments	21,345,215
Net assets	$109,653,570

A-Class:
Net assets	$14,338,894
Capital shares outstanding	222,917
Net asset value per share	$64.32
Maximum offering price per share (Net asset value divided by 95.25%)	$67.53

C-Class:
Net assets	$11,603,385
Capital shares outstanding	200,899
Net asset value per share	$57.76

H-Class:
Net assets	$83,711,291
Capital shares outstanding	1,301,633
Net asset value per share	$64.31

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends	$672,517
Interest	2,837
Income from securities lending, net	2,101
Total investment income	677,455

Expenses:
Management fees	450,014
Distribution and service fees:
A-Class	19,181
C-Class	58,241
H-Class	116,263
Transfer agent and administrative fees	150,005
Portfolio accounting fees	60,001
Registration fees	56,015
Custodian fees	7,858
Trustees’ fees*	4,765
Line of credit fees	32
Miscellaneous	48,673
Total expenses	971,048
Net investment loss	(293,593)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,705,278
Net realized gain	8,705,278
Net change in unrealized appreciation (depreciation) on:
Investments	4,539,542
Net change in unrealized appreciation (depreciation)	4,539,542
Net realized and unrealized gain	13,244,820
Net increase in net assets resulting from operations	$12,951,227

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(293,593)	$(912,048)
Net realized gain on investments	8,705,278	20,611,148
Net change in unrealized appreciation (depreciation) on investments	4,539,542	(8,959,618)
Net increase in net assets resulting from operations	12,951,227	10,739,482

Distributions to shareholders from:
Net realized gains
A-Class	—	(6,873)
C-Class	—	(5,189)
H-Class	—	(25,208)
Total distributions to shareholders	—	(37,270)

Capital share transactions:
Proceeds from sale of shares
A-Class	9,573,370	14,412,065
C-Class	1,712,620	1,978,513
H-Class	129,488,737	196,453,565
Distributions reinvested
A-Class	—	6,784
C-Class	—	5,050
H-Class	—	24,834
Cost of shares redeemed
A-Class	(12,461,685)	(24,797,962)
C-Class	(2,254,495)	(9,884,631)
H-Class	(134,554,797)	(238,506,871)
Net decrease from capital share transactions	(8,496,250)	(60,308,653)
Net increase (decrease) in net assets	4,454,977	(49,606,441)

Net assets:
Beginning of period	105,198,593	154,805,034
End of period	$109,653,570	$105,198,593
Accumulated net investment loss at end of period	$(625,354)	$(331,761)

Capital share activity:
Shares sold
A-Class	161,472	266,962
C-Class	31,543	39,085
H-Class	2,151,923	3,652,903
Shares issued from reinvestment of distributions
A-Class	—	125
C-Class	—	103
H-Class	—	458
Shares redeemed
A-Class	(207,820)	(462,388)
C-Class	(40,713)	(202,526)
H-Class	(2,210,694)	(4,481,621)
Net decrease in shares	(114,289)	(1,186,899)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$57.84	$51.74	$55.85	$50.81	$38.86	$34.54
Income (loss) from investment operations:
Net investment income (loss)[b]	(.12)	(.44)	(.22)	(.33)	(.23)	(.13)
Net gain (loss) on investments (realized and unrealized)	6.60	6.56	(2.47)	6.86	12.18	4.45
Total from investment operations	6.48	6.12	(2.69)	6.53	11.95	4.32
Less distributions from:
Net realized gains	—	(.02)	(1.42)	(1.49)	—	—
Total distributions	—	(.02)	(1.42)	(1.49)	—	—
Net asset value, end of period	$64.32	$57.84	$51.74	$55.85	$50.81	$38.86

Total Return[c]	11.20%	11.84%	(4.90%)	12.98%	30.75%	12.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,339	$15,575	$24,037	$25,768	$19,978	$15,001
Ratios to average net assets:
Net investment income (loss)	(0.39%)	(0.82%)	(0.41%)	(0.62%)	(0.51%)	(0.38%)
Total expenses	1.55%	1.53%	1.50%	1.50%	1.52%	1.51%
Portfolio turnover rate	91%	184%	290%	274%	594%	421%

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$52.13	$46.99	$51.23	$47.07	$36.27	$32.48
Income (loss) from investment operations:
Net investment income (loss)[b]	(.31)	(.77)	(.57)	(.67)	(.52)	(.38)
Net gain (loss) on investments (realized and unrealized)	5.94	5.93	(2.25)	6.32	11.32	4.17
Total from investment operations	5.63	5.16	(2.82)	5.65	10.80	3.79
Less distributions from:
Net realized gains	—	(.02)	(1.42)	(1.49)	—	—
Total distributions	—	(.02)	(1.42)	(1.49)	—	—
Net asset value, end of period	$57.76	$52.13	$46.99	$51.23	$47.07	$36.27

Total Return[c]	10.78%	10.99%	(5.61%)	12.13%	29.78%	11.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,603	$10,951	$17,546	$22,701	$17,042	$8,692
Ratios to average net assets:
Net investment income (loss)	(1.14%)	(1.57%)	(1.16%)	(1.37%)	(1.24%)	(1.19%)
Total expenses	2.30%	2.27%	2.25%	2.25%	2.27%	2.25%
Portfolio turnover rate	91%	184%	290%	274%	594%	421%

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$57.83	$51.73	$55.84	$50.80	$38.84	$34.52
Income (loss) from investment operations:
Net investment income (loss)[b]	(.13)	(.44)	(.18)	(.34)	(.23)	(.15)
Net gain (loss) on investments (realized and unrealized)	6.61	6.56	(2.51)	6.87	12.19	4.47
Total from investment operations	6.48	6.12	(2.69)	6.53	11.96	4.32
Less distributions from:
Net realized gains	—	(.02)	(1.42)	(1.49)	—	—
Total distributions	—	(.02)	(1.42)	(1.49)	—	—
Net asset value, end of period	$64.31	$57.83	$51.73	$55.84	$50.80	$38.84

Total Return[c]	11.21%	11.84%	(4.91%)	12.98%	30.79%	12.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$83,711	$78,673	$113,223	$104,628	$103,502	$52,483
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(0.81%)	(0.35%)	(0.65%)	(0.50%)	(0.43%)
Total expenses	1.55%	1.52%	1.51%	1.50%	1.52%	1.50%
Portfolio turnover rate	91%	184%	290%	274%	594%	421%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Centene Corp.	2.6%
Berkshire Hathaway, Inc. — Class B	2.6%
Arconic, Inc.	2.3%
General Motors Co.	2.2%
Valero Energy Corp.	2.0%
Anthem, Inc.	2.0%
Andeavor	1.8%
Prudential Financial, Inc.	1.7%
Archer-Daniels-Midland Co.	1.6%
Hartford Financial Services Group, Inc.	1.6%
Top Ten Total	20.4%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	5.05%	17.11%	14.55%	6.17%
A-Class Shares with sales charge‡	0.06%	11.55%	13.44%	5.65%
C-Class Shares	4.65%	16.23%	13.69%	5.41%
C-Class Shares with CDSC§	3.65%	15.23%	13.69%	5.41%
H-Class Shares	5.05%	17.11%	14.54%	6.21%
S&P 500 Pure Value Index	5.77%	18.90%	16.53%	8.74%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
S&P 500® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Financial - 35.3%
Berkshire Hathaway, Inc. — Class B*	9,529	$1,746,857
Prudential Financial, Inc.	11,016	1,171,222
Hartford Financial Services Group, Inc.	19,559	1,084,155
Assurant, Inc.	11,250	1,074,600
Unum Group	20,525	1,049,443
Lincoln National Corp.	13,704	1,006,970
Allstate Corp.	10,588	973,143
XL Group Ltd.	24,361	961,041
MetLife, Inc.	17,448	906,424
Citigroup, Inc.	12,295	894,339
Loews Corp.	16,807	804,383
Bank of America Corp.	30,965	784,653
Capital One Financial Corp.	8,287	701,577
Aflac, Inc.	8,368	681,072
American International Group, Inc.	11,036	677,500
Travelers Companies, Inc.	5,048	618,481
Regions Financial Corp.	39,735	605,164
Morgan Stanley	12,488	601,547
Everest Re Group Ltd.	2,500	570,975
SunTrust Banks, Inc.	9,344	558,491
Chubb Ltd.	3,677	524,156
Progressive Corp.	10,563	511,460
JPMorgan Chase & Co.	4,967	474,398
Principal Financial Group, Inc.	7,300	469,682
Zions Bancorporation	9,513	448,823
PNC Financial Services Group, Inc.	3,211	432,746
Fifth Third Bancorp	15,215	425,716
Goldman Sachs Group, Inc.	1,736	411,762
People’s United Financial, Inc.	19,315	350,374
Bank of New York Mellon Corp.	6,454	342,191
BB&T Corp.	6,780	318,253
Navient Corp.	20,912	314,098
Torchmark Corp.	3,849	308,266
Wells Fargo & Co.	5,379	296,652
Huntington Bancshares, Inc.	20,587	287,395
State Street Corp.	2,964	283,181
Invesco Ltd.	7,299	255,757
Brighthouse Financial, Inc.*	1,522	92,538
Total Financial		24,019,485

Consumer, Cyclical - 18.8%
General Motors Co.	37,340	1,507,789
Ford Motor Co.	88,950	1,064,732
PulteGroup, Inc.	36,245	990,576
DR Horton, Inc.	22,347	892,316
Wal-Mart Stores, Inc.	10,691	835,394
Goodyear Tire & Rubber Co.	24,591	817,651
CVS Health Corp.	9,689	787,909
Lennar Corp. — Class A	14,520	766,656
Kohl’s Corp.	14,055	641,611
Whirlpool Corp.	3,418	630,416
BorgWarner, Inc.	11,048	565,989
PVH Corp.	4,069	512,938
Gap, Inc.	15,558	459,428
Costco Wholesale Corp.	2,390	392,653
Carnival Corp.	4,840	312,519
Target Corp.	5,284	311,809
American Airlines Group, Inc.	6,468	307,165
Macy’s, Inc.	13,458	293,654
Delta Air Lines, Inc.	6,068	292,599
Walgreens Boots Alliance, Inc.	3,620	279,536
Signet Jewelers Ltd.[1]	2,710	180,351
Total Consumer, Cyclical		12,843,691

Consumer, Non-cyclical - 14.7%
Centene Corp.*	18,117	1,753,183
Anthem, Inc.	7,307	1,387,453
Archer-Daniels-Midland Co.	25,941	1,102,752
McKesson Corp.	5,599	860,061
Tyson Foods, Inc. — Class A	11,188	788,195
Cardinal Health, Inc.	10,905	729,763
AmerisourceBergen Corp. — Class A	8,490	702,548
Express Scripts Holding Co.*	8,693	550,441
Cigna Corp.	2,570	480,436
Allergan plc	2,340	479,583
Patterson Companies, Inc.	11,933	461,210
Kroger Co.	21,307	427,418
DaVita, Inc.*	4,979	295,703
Total Consumer, Non-cyclical		10,018,746

Utilities - 8.5%
Exelon Corp.	20,873	786,285
NRG Energy, Inc.	29,547	756,108
Entergy Corp.	9,534	728,016
FirstEnergy Corp.	17,891	551,580
AES Corp.	45,294	499,140
Duke Energy Corp.	5,778	484,890
Consolidated Edison, Inc.	5,352	431,799
Eversource Energy	5,595	338,162
Public Service Enterprise Group, Inc.	7,307	337,949
Ameren Corp.	5,324	307,940
Xcel Energy, Inc.	6,141	290,592
DTE Energy Co.	2,606	279,780
Total Utilities		5,792,241

Energy - 6.5%
Valero Energy Corp.	18,158	1,396,894
Andeavor	11,628	1,199,428
Marathon Petroleum Corp.	17,771	996,598
Phillips 66	7,132	653,363
Marathon Oil Corp.	15,330	207,875
Total Energy		4,454,158

Industrial - 6.5%
Arconic, Inc.	61,686	1,534,747
Fluor Corp.	14,813	623,627
WestRock Co.	10,871	616,712
Jacobs Engineering Group, Inc.	9,686	564,403
Textron, Inc.	8,319	448,228
Johnson Controls International plc	8,299	334,367

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
S&P 500® PURE VALUE FUND

	Shares	Value

Eaton Corporation plc	3,819	$293,261
Total Industrial		4,415,345

Technology - 3.3%
Xerox Corp.	31,831	1,059,654
Hewlett Packard Enterprise Co.	32,166	473,161
HP, Inc.	21,237	423,891
Western Digital Corp.	3,620	312,768
Total Technology		2,269,474

Communications - 3.2%
CenturyLink, Inc.[1]	46,514	879,115
News Corp. — Class A	58,546	776,320
AT&T, Inc.	6,977	273,289
News Corp. — Class B	18,459	251,965
Total Communications		2,180,689

Diversified - 1.5%
Leucadia National Corp.	40,497	1,022,549

Basic Materials - 1.2%
Mosaic Co.	23,697	511,618
Eastman Chemical Co.	3,190	288,663
Total Basic Materials		800,281

Total Common Stocks
(Cost $55,495,186)		67,816,659

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.5%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$186,799	$186,799
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	93,400	93,400
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17	46,443	46,443
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	42,435	42,435
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	4,450	4,450
Total Repurchase Agreements
(Cost $373,527)		373,527

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.2%
First American Government Obligations Fund — Class Z, 0.89%[4]	797,810	797,810
Total Securities Lending Collateral
(Cost $797,810)		797,810

Total Investments - 101.2%
(Cost $56,666,523)		$68,987,996
Other Assets & Liabilities, net - (1.2)%		(846,585)
Total Net Assets - 100.0%		$68,141,411

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
S&P 500® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Ubobservable Inputs	Total
Common Stocks	$67,816,659	$—	$—	$67,816,659
Repurchase Agreements	—	373,527	—	373,527
Securities Lending Collateral	797,810	—	—	797,810
Total Assets	$68,614,469	$373,527	$—	$68,987,996

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $765,352 of securities loaned (cost $56,292,996)	$68,614,469
Repurchase agreements, at value (cost $373,527)	373,527
Receivables:
Securities sold	782,067
Fund shares sold	210,735
Dividends	64,588
Securities lending income	50
Interest	21
Total assets	70,045,457

Liabilities:
Payable for:
Fund shares redeemed	1,016,964
Return of securities loaned	797,810
Management fees	37,435
Distribution and service fees	16,669
Transfer agent and administrative fees	12,478
Portfolio accounting fees	4,992
Miscellaneous	17,698
Total liabilities	1,904,046
Commitments and contingent liabilities (Note 12)	—
Net assets	$68,141,411

Net assets consist of:
Paid in capital	$57,861,273
Undistributed net investment income	522,462
Accumulated net realized loss on investments	(2,563,797)
Net unrealized appreciation on investments	12,321,473
Net assets	$68,141,411

A-Class:
Net assets	$5,501,667
Capital shares outstanding	68,541
Net asset value per share	$80.27
Maximum offering price per share (Net asset value divided by 95.25%)	$84.27

C-Class:
Net assets	$6,935,814
Capital shares outstanding	98,734
Net asset value per share	$70.25

H-Class:
Net assets	$55,703,930
Capital shares outstanding	691,377
Net asset value per share	$80.57

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends	$663,979
Interest	1,292
Income from securities lending, net	598
Total investment income	665,869

Expenses:
Management fees	226,109
Distribution and service fees:
A-Class	6,856
C-Class	26,215
H-Class	61,960
Transfer agent and administrative fees	75,370
Registration fees	45,009
Portfolio accounting fees	30,148
Custodian fees	4,164
Trustees’ fees*	2,830
Line of credit fees	6
Miscellaneous	6,979
Total expenses	485,646
Net investment income	180,223

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,540,773
Net realized gain	2,540,773
Net change in unrealized appreciation (depreciation) on:
Investments	(273,460)
Net change in unrealized appreciation (depreciation)	(273,460)
Net realized and unrealized gain	2,267,313
Net increase in net assets resulting from operations	$2,447,536

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$180,223	$517,481
Net realized gain on investments	2,540,773	9,473,645
Net change in unrealized appreciation (depreciation) on investments	(273,460)	(2,541,794)
Net increase in net assets resulting from operations	2,447,536	7,449,332

Distributions to shareholders from:
Net investment income
A-Class	—	(80,316)
C-Class	—	(33,250)
H-Class	—	(679,152)
Total distributions to shareholders	—	(792,718)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,497,053	25,346,366
C-Class	3,787,812	5,011,398
H-Class	73,030,551	218,922,617
Distributions reinvested
A-Class	—	78,769
C-Class	—	32,403
H-Class	—	677,330
Cost of shares redeemed
A-Class	(6,907,648)	(30,688,025)
C-Class	(1,034,912)	(5,062,879)
H-Class	(74,890,770)	(240,430,536)
Net decrease from capital share transactions	(517,914)	(26,112,557)
Net increase (decrease) in net assets	1,929,622	(19,455,943)

Net assets:
Beginning of period	66,211,789	85,667,732
End of period	$68,141,411	$66,211,789
Undistributed net investment income at end of period	$522,462	$342,239

Capital share activity:
Shares sold
A-Class	70,704	363,232	*
C-Class	55,789	75,970	*
H-Class	933,980	3,073,769	*
Shares issued from reinvestment of distributions
A-Class	—	1,086	*
C-Class	—	507	*
H-Class	—	9,301	*
Shares redeemed
A-Class	(89,649)	(445,468	)*
C-Class	(15,337)	(78,861	)*
H-Class	(967,606)	(3,429,081	)*
Net decrease in shares	(12,119)	(429,545	)*

*	Capital share activity for the period through March 31, 2017, has been restated to reflect a 2:1 share split effective October 28, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$76.42	$66.03	$72.54	$70.69	$55.84	$46.75
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.55	.73	.57	.31	.29
Net gain (loss) on investments (realized and unrealized)	3.59	10.52	(4.63)	3.42	17.50	8.87
Total from investment operations	3.85	11.07	(3.90)	3.99	17.81	9.16
Less distributions from:
Net investment income	—	(.68)	(.98)	(.07)	(.12)	(.07)
Net realized gains	—	—	(1.63)	(2.07)	(2.84)	—
Total distributions	—	(.68)	(2.61)	(2.14)	(2.96)	(.07)
Net asset value, end of period	$80.27	$76.42	$66.03	$72.54	$70.69	$55.84

Total Return[c]	5.05%	16.80%	(5.44%)	5.60%	32.21%	19.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,502	$6,686	$11,135	$16,222	$4,435	$1,303
Ratios to average net assets:
Net investment income (loss)	0.68%	0.79%	1.08%	0.78%	0.47%	0.61%
Total expenses	1.55%	1.53%	1.50%	1.51%	1.52%	1.51%
Portfolio turnover rate	110%	321%	365%	295%	410%	669%

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$67.13	$58.51	$65.08	$64.10	$51.23	$43.21
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	(.01)	.17	.02	(.15)	(.10)
Net gain (loss) on investments (realized and unrealized)	3.13	9.31	(4.13)	3.10	15.98	8.19
Total from investment operations	3.12	9.30	(3.96)	3.12	15.83	8.09
Less distributions from:
Net investment income	—	(.68)	(.98)	(.07)	(.12)	(.07)
Net realized gains	—	—	(1.63)	(2.07)	(2.84)	—
Total distributions	—	(.68)	(2.61)	(2.14)	(2.96)	(.07)
Net asset value, end of period	$70.25	$67.13	$58.51	$65.08	$64.10	$51.23

Total Return[c]	4.65%	15.94%	(6.15%)	4.81%	31.21%	18.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,936	$3,913	$3,550	$6,390	$5,090	$3,430
Ratios to average net assets:
Net investment income (loss)	(0.02%)	(0.01%)	0.28%	0.03%	(0.26%)	(0.22%)
Total expenses	2.30%	2.28%	2.25%	2.25%	2.27%	2.26%
Portfolio turnover rate	110%	321%	365%	295%	410%	669%

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]
Per Share Data
Net asset value, beginning of period	$76.71	$66.28	$72.81	$70.94	$56.03	$46.90
Income (loss) from investment operations:
Net investment income (loss)[b]	.25	.59	.80	.49	.26	.29
Net gain (loss) on investments (realized and unrealized)	3.61	10.52	(4.72)	3.52	17.61	8.91
Total from investment operations	3.86	11.11	(3.92)	4.01	17.87	9.20
Less distributions from:
Net investment income	—	(.68)	(.98)	(.07)	(.12)	(.07)
Net realized gains	—	—	(1.63)	(2.07)	(2.84)	—
Total distributions	—	(.68)	(2.61)	(2.14)	(2.96)	(.07)
Net asset value, end of period	$80.57	$76.71	$66.28	$72.81	$70.94	$56.03

Total Return[c]	5.05%	16.81%	(5.44%)	5.60%	32.21%	19.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,704	$55,613	$70,983	$48,920	$114,984	$78,480
Ratios to average net assets:
Net investment income (loss)	0.65%	0.83%	1.17%	0.66%	0.40%	0.58%
Total expenses	1.55%	1.53%	1.50%	1.51%	1.52%	1.52%
Portfolio turnover rate	110%	321%	365%	295%	410%	669%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 2:1 share split effective October 28, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Cognex Corp.	2.8%
ABIOMED, Inc.	2.8%
Take-Two Interactive Software, Inc.	2.7%
Thor Industries, Inc.	2.1%
InterDigital, Inc.	2.0%
WellCare Health Plans, Inc.	1.9%
LogMeIn, Inc.	1.9%
Royal Gold, Inc.	1.8%
Domino's Pizza, Inc.	1.8%
MarketAxess Holdings, Inc.	1.8%
Top Ten Total	21.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	6.30%	14.98%	9.66%	8.84%
A-Class Shares with sales charge‡	1.26%	9.52%	8.60%	8.31%
C-Class Shares	5.89%	14.11%	8.85%	8.03%
C-Class Shares with CDSC§	4.89%	13.11%	8.85%	8.03%
H-Class Shares	6.29%	14.98%	9.67%	8.84%
S&P MidCap 400 Pure Growth Index	7.12%	16.79%	11.06%	10.50%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Cyclical - 20.0%
Thor Industries, Inc.	18,162	$2,286,777
Domino’s Pizza, Inc.[1]	10,175	2,020,245
Urban Outfitters, Inc.*	65,481	1,564,995
Copart, Inc.*	45,196	1,553,387
NVR, Inc.*,1	500	1,427,500
Churchill Downs, Inc.	6,700	1,381,540
Skechers U.S.A., Inc. — Class A*	53,077	1,331,702
Wendy’s Co.	84,209	1,307,766
Papa John’s International, Inc.	17,010	1,242,921
Texas Roadhouse, Inc. — Class A	24,949	1,225,994
Jack in the Box, Inc.	11,283	1,149,963
Toro Co.	16,960	1,052,538
Dunkin’ Brands Group, Inc.	16,345	867,593
Pool Corp.	7,540	815,602
MSC Industrial Direct Company, Inc. — Class A	10,580	799,531
Dick’s Sporting Goods, Inc.	23,653	638,868
Buffalo Wild Wings, Inc.*	4,795	506,832
Cheesecake Factory, Inc.	10,980	462,478
Brinker International, Inc.[1]	13,870	441,898
Total Consumer, Cyclical		22,078,130

Consumer, Non-cyclical - 19.1%
ABIOMED, Inc.*	18,179	3,064,979
WellCare Health Plans, Inc.*	12,470	2,141,597
MarketAxess Holdings, Inc.	10,827	1,997,690
Masimo Corp.*	17,987	1,556,955
Incorporated Research Holdings, Inc. — Class A*	29,548	1,545,360
NuVasive, Inc.*	27,132	1,504,741
Bioverativ, Inc.*	25,200	1,438,164
CoreLogic, Inc.*	28,940	1,337,607
Avis Budget Group, Inc.*,1	33,269	1,266,218
HealthSouth Corp.	26,450	1,225,958
Bio-Techne Corp.	9,437	1,140,839
Post Holdings, Inc.*	12,805	1,130,297
Akorn, Inc.*	33,117	1,099,153
Sotheby’s*	15,670	722,544
Total Consumer, Non-cyclical		21,172,102

Industrial – 18.0%
Cognex Corp.	28,492	3,142,097
Eagle Materials, Inc.	13,855	1,478,329
Littelfuse, Inc.	6,880	1,347,655
Old Dominion Freight Line, Inc.	12,100	1,332,331
Nordson Corp.	10,700	1,267,949
Granite Construction, Inc.	21,760	1,260,992
Carlisle Companies, Inc.	11,080	1,111,213
Coherent, Inc.*	4,600	1,081,783
Zebra Technologies Corp. — Class A*	8,775	952,790
Landstar System, Inc.	9,290	925,749
Gentex Corp.	46,519	921,076
Worthington Industries, Inc.	18,882	868,572
Knight-Swift Transportation Holdings, Inc.*	19,800	822,690
Huntington Ingalls Industries, Inc.	3,600	815,184
Woodward, Inc.	9,368	727,050
Crane Co.[1]	8,500	679,915
Curtiss-Wright Corp.	6,300	658,602
EnerSys	7,390	511,166
Total Industrial		19,905,143

Financial - 17.2%
SLM Corp.*	154,700	1,774,409
Home BancShares, Inc.	64,900	1,636,778
First Horizon National Corp.	80,982	1,550,805
Primerica, Inc.	18,560	1,513,568
First Industrial Realty Trust, Inc. REIT	48,970	1,473,508
DCT Industrial Trust, Inc. REIT	23,120	1,339,110
Kilroy Realty Corp. REIT	17,050	1,212,596
Pinnacle Financial Partners, Inc.	17,450	1,168,278
Brown & Brown, Inc.	23,430	1,129,092
Education Realty Trust, Inc. REIT	25,280	908,310
Uniti Group, Inc. REIT[1]	59,406	870,892
Washington Federal, Inc.	25,065	843,437
Sterling Bancorp	31,600	778,940
Lamar Advertising Co. — Class A REIT	10,709	733,888
Weingarten Realty Investors REIT	23,060	731,924
Bank of the Ozarks	15,220	731,321
Liberty Property Trust REIT	16,120	661,887
Total Financial		19,058,743

Technology - 15.6%
Take-Two Interactive Software, Inc.*	29,328	2,998,200
Cirrus Logic, Inc.*	29,748	1,586,164
Monolithic Power Systems, Inc.	13,904	1,481,471
Microsemi Corp.*	24,329	1,252,457
MSCI, Inc. — Class A	9,855	1,152,049
Medidata Solutions, Inc.*	13,900	1,085,034
MAXIMUS, Inc.	16,776	1,082,052
IPG Photonics Corp.*	5,670	1,049,290
Ultimate Software Group, Inc.*	5,166	979,474
NCR Corp.*	25,155	943,816
Integrated Device Technology, Inc.*	30,566	812,444
Science Applications International Corp.	11,680	780,808
Fair Isaac Corp.	5,441	764,461
Broadridge Financial Solutions, Inc.	8,591	694,325
CommVault Systems, Inc.*	10,634	646,547
Total Technology		17,308,592

Communications - 3.9%
InterDigital, Inc.	29,835	2,200,331
LogMeIn, Inc.	19,400	2,134,970
Total Communications		4,335,301

Basic Materials - 3.1%
Royal Gold, Inc.	23,749	2,043,363
Minerals Technologies, Inc.	19,070	1,347,296
Total Basic Materials		3,390,659

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

Utilities - 1.4%
Southwest Gas Holdings, Inc.	11,180	$867,792
MDU Resources Group, Inc.	25,640	665,358
Total Utilities		1,533,150

Energy - 1.2%
Murphy Oil Corp.	49,700	1,320,032

Total Common Stocks
(Cost $97,091,775)		110,101,852

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.5%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$286,722	286,722
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	143,361	143,361
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17	71,286	71,286
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	65,134	65,134
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	6,831	6,831
Total Repurchase Agreements
(Cost $573,334)		573,334

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.0%
First American Government Obligations Fund — Class Z, 0.89%[4]	4,421,049	4,421,049
Total Securities Lending Collateral
(Cost $4,421,049)		4,421,049

Total Investments - 104.0%
(Cost $102,086,158)		$115,096,235
Other Assets & Liabilities, net - (4.0)%		(4,467,669)
Total Net Assets - 100.0%		$110,628,566

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Ubobservable Inputs	Total
Common Stocks	$110,101,852	$—	$—	$110,101,852
Repurchase Agreements	—	573,334	—	573,334
Securities Lending Collateral	4,421,049	—	—	4,421,049
Total Assets	$114,522,901	$573,334	$—	$115,096,235

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $4,327,541 of securities loaned (cost $101,512,824)	$114,522,901
Repurchase agreements, at value (cost $573,334)	573,334
Receivables:
Securities sold	2,047,286
Fund shares sold	262,119
Dividends	88,892
Securities lending income	247
Interest	32
Total assets	117,494,811

Liabilities:
Payable for:
Return of securities loaned	4,421,049
Fund shares redeemed	1,493,582
Securities purchased	788,800
Management fees	62,109
Distribution and service fees	29,254
Transfer agent and administrative fees	20,703
Portfolio accounting fees	8,281
Miscellaneous	42,467
Total liabilities	6,866,245
Commitments and contingent liabilities (Note 12)	—
Net assets	$110,628,566

Net assets consist of:
Paid in capital	$91,425,591
Accumulated net investment loss	(515,253)
Accumulated net realized gain on investments	6,708,151
Net unrealized appreciation on investments	13,010,077
Net assets	$110,628,566

A-Class:
Net assets	$14,009,023
Capital shares outstanding	259,254
Net asset value per share	$54.04
Maximum offering price per share (Net asset value divided by 95.25%)	$56.73

C-Class:
Net assets	$14,019,743
Capital shares outstanding	295,312
Net asset value per share	$47.47

H-Class:
Net assets	$82,599,800
Capital shares outstanding	1,527,004
Net asset value per share	$54.09

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends	$456,293
Interest	2,034
Income from securities lending, net	3,482
Total investment income	461,809

Expenses:
Management fees	374,069
Distribution and service fees:
A-Class	17,488
C-Class	72,691
H-Class	89,028
Transfer agent and administrative fees	124,690
Registration fees	53,952
Portfolio accounting fees	49,876
Custodian fees	6,648
Trustees’ fees*	4,388
Line of credit fees	51
Miscellaneous	32,566
Total expenses	825,447
Net investment loss	(363,638)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,056,631
Net realized gain	6,056,631
Net change in unrealized appreciation (depreciation) on:
Investments	190,831
Net change in unrealized appreciation (depreciation)	190,831
Net realized and unrealized gain	6,247,462
Net increase in net assets resulting from operations	$5,883,824

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(363,638)	$(950,230)
Net realized gain on investments	6,056,631	11,414,440
Net change in unrealized appreciation (depreciation) on investments	190,831	360,205
Net increase in net assets resulting from operations	5,883,824	10,824,415

Distributions to shareholders from:
Net realized gains
A-Class	—	(297,374)
C-Class	—	(291,932)
H-Class	—	(1,136,619)
Total distributions to shareholders	—	(1,725,925)

Capital share transactions:
Proceeds from sale of shares
A-Class	15,163,328	10,325,932
C-Class	247,694	2,821,225
H-Class	37,480,836	79,121,033
Distributions reinvested
A-Class	—	290,748
C-Class	—	289,859
H-Class	—	1,122,775
Cost of shares redeemed
A-Class	(18,227,722)	(25,120,641)
C-Class	(2,095,535)	(9,691,842)
H-Class	(37,514,599)	(102,777,781)
Net decrease from capital share transactions	(4,945,998)	(43,618,692)
Net increase (decrease) in net assets	937,826	(34,520,202)

Net assets:
Beginning of period	109,690,740	144,210,942
End of period	$110,628,566	$109,690,740
Accumulated net investment loss at end of period	$(515,253)	$(151,615)

Capital share activity:
Shares sold
A-Class	288,367	212,056
C-Class	5,366	66,159
H-Class	712,412	1,640,941
Shares issued from reinvestment of distributions
A-Class	—	6,116
C-Class	—	6,895
H-Class	—	23,593
Shares redeemed
A-Class	(349,136)	(522,005)
C-Class	(45,731)	(227,092)
H-Class	(725,387)	(2,163,025)
Net decrease in shares	(114,109)	(956,362)

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$50.84	$46.51	$53.86	$58.66	$49.76	$44.11
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	(.34)	(.36)	(.29)	(.22)	(.19)
Net gain (loss) on investments (realized and unrealized)	3.38	5.41	(4.48)	3.88	11.05	5.84
Total from investment operations	3.20	5.07	(4.84)	3.59	10.83	5.65
Less distributions from:
Net realized gains	—	(.74)	(2.51)	(8.39)	(1.93)	—
Total distributions	—	(.74)	(2.51)	(8.39)	(1.93)	—
Net asset value, end of period	$54.04	$50.84	$46.51	$53.86	$58.66	$49.76

Total Return[c]	6.30%	10.98%	(9.23%)	7.18%	21.90%	12.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,009	$16,269	$29,017	$40,648	$59,293	$45,638
Ratios to average net assets:
Net investment income (loss)	(0.68%)	(0.71%)	(0.71%)	(0.53%)	(0.40%)	(0.43%)
Total expenses	1.55%	1.52%	1.50%	1.51%	1.52%	1.50%
Portfolio turnover rate	59%	127%	143%	134%	131%	188%

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$44.83	$41.41	$48.60	$54.13	$46.39	$41.43
Income (loss) from investment operations:
Net investment income (loss)[b]	(.32)	(.61)	(.66)	(.64)	(.58)	(.49)
Net gain (loss) on investments (realized and unrealized)	2.96	4.77	(4.02)	3.50	10.25	5.45
Total from investment operations	2.64	4.16	(4.68)	2.86	9.67	4.96
Less distributions from:
Net realized gains	—	(.74)	(2.51)	(8.39)	(1.93)	—
Total distributions	—	(.74)	(2.51)	(8.39)	(1.93)	—
Net asset value, end of period	$47.47	$44.83	$41.41	$48.60	$54.13	$46.39

Total Return[c]	5.89%	10.16%	(9.92%)	6.39%	20.98%	12.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,020	$15,049	$20,279	$26,689	$28,567	$18,837
Ratios to average net assets:
Net investment income (loss)	(1.37%)	(1.44%)	(1.46%)	(1.26%)	(1.15%)	(1.19%)
Total expenses	2.30%	2.27%	2.25%	2.26%	2.27%	2.25%
Portfolio turnover rate	59%	127%	143%	134%	131%	188%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$50.89	$46.56	$53.91	$58.71	$49.80	$44.14
Income (loss) from investment operations:
Net investment income (loss)[b]	(.16)	(.33)	(.36)	(.29)	(.18)	(.20)
Net gain (loss) on investments (realized and unrealized)	3.36	5.40	(4.48)	3.88	11.02	5.86
Total from investment operations	3.20	5.07	(4.84)	3.59	10.84	5.66
Less distributions from:
Net realized gains	—	(.74)	(2.51)	(8.39)	(1.93)	—
Total distributions	—	(.74)	(2.51)	(8.39)	(1.93)	—
Net asset value, end of period	$54.09	$50.89	$46.56	$53.91	$58.71	$49.80

Total Return[c]	6.29%	10.99%	(9.22%)	7.18%	21.91%	12.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$82,600	$78,373	$94,915	$124,672	$186,863	$242,157
Ratios to average net assets:
Net investment income (loss)	(0.61%)	(0.68%)	(0.71%)	(0.52%)	(0.33%)	(0.45%)
Total expenses	1.55%	1.53%	1.50%	1.51%	1.52%	1.50%
Portfolio turnover rate	59%	127%	143%	134%	131%	188%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
KB Home	3.1%
First Solar, Inc.	2.2%
LifePoint Health, Inc.	2.0%
Domtar Corp.	2.0%
Jabil, Inc.	2.0%
Arrow Electronics, Inc.	1.9%
CNO Financial Group, Inc.	1.8%
AutoNation, Inc.	1.8%
Transocean Ltd.	1.8%
PBF Energy, Inc. — Class A	1.7%
Top Ten Total	20.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	3.74%	16.31%	12.61%	5.62%
A-Class Shares with sales charge‡	(1.19%)	10.78%	11.52%	5.11%
C-Class Shares	3.34%	15.46%	11.76%	4.79%
C-Class Shares with CDSC§	2.34%	14.46%	11.76%	4.79%
H-Class Shares	3.72%	16.30%	12.60%	5.61%
S&P MidCap 400 Pure Value Index	4.73%	18.57%	15.08%	8.57%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.2%

Financial - 21.7%
CNO Financial Group, Inc.	16,964	$395,939
Reinsurance Group of America, Inc. — Class A	2,531	353,150
Old Republic International Corp.	15,329	301,828
First American Financial Corp.	5,943	296,972
Genworth Financial, Inc. — Class A*	71,567	275,533
Kemper Corp.	5,159	273,427
Hanover Insurance Group, Inc.	2,703	262,002
Jones Lang LaSalle, Inc.	1,900	234,650
Legg Mason, Inc.	5,830	229,177
Aspen Insurance Holdings Ltd.	4,864	196,506
Quality Care Properties, Inc. REIT*	12,273	190,231
Medical Properties Trust, Inc. REIT	14,270	187,365
American Financial Group, Inc.	1,690	174,831
Alleghany Corp.*	314	173,959
Cousins Properties, Inc. REIT	17,340	161,956
Umpqua Holdings Corp.	8,093	157,894
WR Berkley Corp.	2,363	157,707
Stifel Financial Corp.	2,234	119,430
LaSalle Hotel Properties REIT	3,920	113,758
Associated Banc-Corp.	4,406	106,846
Mercury General Corp.	1,710	96,940
Janus Henderson Group plc	2,696	93,929
TCF Financial Corp.	5,426	92,459
CoreCivic, Inc. REIT	3,210	85,932
Total Financial		4,732,421

Industrial - 21.1%
Jabil, Inc.	15,036	429,277
Arrow Electronics, Inc.*	5,123	411,940
Tech Data Corp.*	3,979	353,534
Avnet, Inc.	8,236	323,675
Terex Corp.	7,009	315,545
Trinity Industries, Inc.	8,917	284,452
AECOM*	7,293	268,455
Ryder System, Inc.	3,170	268,023
SYNNEX Corp.	2,005	253,653
KLX, Inc.*	4,721	249,883
AGCO Corp.	3,328	245,507
Owens-Illinois, Inc.*	8,560	215,370
KBR, Inc.	9,470	169,324
Vishay Intertechnology, Inc.	8,305	156,134
Cree, Inc.*	4,933	139,061
Regal Beloit Corp.	1,675	132,325
Werner Enterprises, Inc.	3,292	120,323
Greif, Inc. — Class A	1,641	96,064
Esterline Technologies Corp.*	980	88,347
Kirby Corp.*	1,282	84,548
Total Industrial		4,605,440

Consumer, Cyclical - 20.4%
KB Home	28,447	686,142
AutoNation, Inc.*,1	8,210	389,647
Dillard’s, Inc. — Class A1	6,570	368,380
CalAtlantic Group, Inc.	9,870	361,538
Office Depot, Inc.	71,252	323,484
TRI Pointe Group, Inc.*	22,890	316,111
GameStop Corp. — Class A	15,278	315,643
Toll Brothers, Inc.	6,860	284,484
Dana, Inc.	9,737	272,247
World Fuel Services Corp.	7,119	241,405
Big Lots, Inc.	3,321	177,906
Bed Bath & Beyond, Inc.	7,290	171,096
Cooper Tire & Rubber Co.	4,550	170,170
JetBlue Airways Corp.*	6,236	115,553
International Speedway Corp. — Class A	2,809	101,124
HSN, Inc.	2,181	85,168
American Eagle Outfitters, Inc.	5,495	78,579
Total Consumer, Cyclical		4,458,677

Consumer, Non-cyclical - 16.8%
LifePoint Health, Inc.*	7,680	444,672
Molina Healthcare, Inc.*	5,424	372,954
ManpowerGroup, Inc.	2,946	347,097
Aaron’s, Inc.	7,210	314,572
United Natural Foods, Inc.*	6,619	275,283
Graham Holdings Co. — Class B	428	250,423
Owens & Minor, Inc.	7,893	230,476
Endo International plc*	25,551	218,844
Adtalem Global Education, Inc.*	5,308	190,292
TreeHouse Foods, Inc.*	2,708	183,413
Sanderson Farms, Inc.	1,130	182,518
Mallinckrodt plc*	4,680	174,892
Dean Foods Co.	11,377	123,782
Halyard Health, Inc.*	2,670	120,230
Tenet Healthcare Corp.*,1	6,758	111,034
Flowers Foods, Inc.	4,780	89,912
Avon Products, Inc.*	14,784	34,447
Total Consumer, Non-cyclical		3,664,841

Energy - 9.4%
First Solar, Inc.*	10,272	471,279
Transocean Ltd.*,1	36,200	389,511
PBF Energy, Inc. — Class A1	13,770	380,190
HollyFrontier Corp.	8,301	298,587
Murphy USA, Inc.*	3,314	228,666
Rowan Companies plc — Class A*	14,610	187,739
Oceaneering International, Inc.	3,495	91,814
Total Energy		2,047,786

Basic Materials - 4.7%
Domtar Corp.	10,137	439,844
Reliance Steel & Aluminum Co.	2,472	188,293
Commercial Metals Co.	7,983	151,916
Carpenter Technology Corp.	2,962	142,265
Olin Corp.	3,205	109,771
Total Basic Materials		1,032,089

Communications - 2.6%
Telephone & Data Systems, Inc.	11,715	326,732
Frontier Communications Corp.[1]	7,427	87,564

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

Cars.com, Inc.*,1	2,840	$75,572
TEGNA, Inc.	5,040	67,183
Total Communications		557,051

Utilities - 1.4%
Great Plains Energy, Inc.	6,380	193,314
Hawaiian Electric Industries, Inc.	3,351	111,823
Total Utilities		305,137

Technology - 1.1%
Leidos Holdings, Inc.	2,452	145,207
Diebold Nixdorf, Inc.	4,300	98,255
Total Technology		243,462

Total Common Stocks
(Cost $18,435,814)		21,646,904

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.5%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$53,201	53,201
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	26,601	26,601
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17	13,227	13,227
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	12,086	12,086
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	1,268	1,268
Total Repurchase Agreements
(Cost $106,383)		106,383

	Shares

SECURITIES LENDING COLLATERAL†,3 - 6.2%
First American Government Obligations Fund — Class Z, 0.89%[4]	1,359,498	1,359,498
Total Securities Lending Collateral
(Cost $1,359,498)		1,359,498

Total Investments - 105.9%
(Cost $19,901,695)		$23,112,785
Other Assets & Liabilities, net - (5.9)%		(1,292,508)
Total Net Assets - 100.0%		$21,820,277

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
S&P MIDCAP 400® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$21,646,904	$—	$—	$21,646,904
Repurchase Agreements	—	106,383	—	106,383
Securities Lending Collateral	1,359,498	—	—	1,359,498
Total Assets	$23,006,402	$106,383	$—	$23,112,785

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $1,322,812 of securities loaned (cost $19,795,312)	$23,006,402
Repurchase agreements, at value (cost $106,383)	106,383
Cash	351
Receivables:
Fund shares sold	91,563
Dividends	17,694
Securities lending income	2,079
Interest	6
Total assets	23,224,478

Liabilities:
Payable for:
Return of securities loaned	1,359,497
Management fees	13,314
Fund shares redeemed	12,591
Distribution and service fees	5,602
Transfer agent and administrative fees	4,438
Portfolio accounting fees	1,775
Miscellaneous	6,984
Total liabilities	1,404,201
Commitments and contingent liabilities (Note 12)	—
Net assets	$21,820,277

Net assets consist of:
Paid in capital	$19,634,157
Accumulated net investment loss	(20,620)
Accumulated net realized loss on investments	(1,004,350)
Net unrealized appreciation on investments	3,211,090
Net assets	$21,820,277

A-Class:
Net assets	$1,347,616
Capital shares outstanding	25,281
Net asset value per share	$53.31
Maximum offering price per share (Net asset value divided by 95.25%)	$55.96

C-Class:
Net assets	$1,938,983
Capital shares outstanding	40,722
Net asset value per share	$47.62

H-Class:
Net assets	$18,533,678
Capital shares outstanding	348,112
Net asset value per share	$53.24

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends	$154,142
Interest	478
Income from securities lending, net	6,291
Total investment income	160,911

Expenses:
Management fees	83,901
Distribution and service fees:
A-Class	3,146
C-Class	11,312
H-Class	21,993
Transfer agent and administrative fees	27,967
Registration fees	13,526
Portfolio accounting fees	11,187
Custodian fees	1,518
Trustees’ fees*	1,249
Line of credit fees	130
Miscellaneous	5,602
Total expenses	181,531
Net investment loss	(20,620)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	854,762
Net realized gain	854,762
Net change in unrealized appreciation (depreciation) on:
Investments	(11,922)
Net change in unrealized appreciation (depreciation)	(11,922)
Net realized and unrealized gain	842,840
Net increase in net assets resulting from operations	$822,220

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(20,620)	$(78,684)
Net realized gain on investments	854,762	5,833,493
Net change in unrealized appreciation (depreciation) on investments	(11,922)	(1,694,499)
Net increase in net assets resulting from operations	822,220	4,060,310

Distributions to shareholders from:
Net investment income
A-Class	—	(4,378)
C-Class	—	(5,759)
H-Class	—	(42,411)
Total distributions to shareholders	—	(52,548)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,835,755	5,501,146
C-Class	115,610	5,468,549
H-Class	70,694,449	250,100,866
Distributions reinvested
A-Class	—	4,352
C-Class	—	5,625
H-Class	—	42,140
Cost of shares redeemed
A-Class	(5,478,091)	(7,712,771)
C-Class	(1,491,361)	(4,823,563)
H-Class	(74,044,397)	(280,216,330)
Net decrease from capital share transactions	(6,368,035)	(31,629,986)
Net decrease in net assets	(5,545,815)	(27,622,224)

Net assets:
Beginning of period	27,366,092	54,988,316
End of period	$21,820,277	$27,366,092
Accumulated net investment loss at end of period	$(20,620)	$—

Capital share activity:
Shares sold
A-Class	74,224	114,895
C-Class	2,516	127,191
H-Class	1,381,950	5,516,255
Shares issued from reinvestment of distributions
A-Class	—	89
C-Class	—	127
H-Class	—	860
Shares redeemed
A-Class	(106,491)	(169,970)
C-Class	(32,664)	(112,934)
H-Class	(1,445,713)	(6,238,907)
Net decrease in shares	(126,178)	(762,394)

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$51.39	$42.43	$45.68	$43.04	$36.18	$30.88
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	(.08)	.16	.11	(.03)	.07
Net gain (loss) on investments (realized and unrealized)	1.93	9.14	(3.30)	2.58	7.08	5.23
Total from investment operations	1.92	9.06	(3.14)	2.69	7.05	5.30
Less distributions from:
Net investment income	—	(.10)	(.11)	(.05)	(.19)	—
Total distributions	—	(.10)	(.11)	(.05)	(.19)	—
Net asset value, end of period	$53.31	$51.39	$42.43	$45.68	$43.04	$36.18

Total Return[c]	3.74%	21.34%	(6.88%)	6.25%	19.49%	17.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,348	$2,957	$4,775	$1,904	$2,357	$1,571
Ratios to average net assets:
Net investment income (loss)	(0.05%)	(0.17%)	0.39%	0.26%	(0.06%)	0.23%
Total expenses	1.55%	1.53%	1.50%	1.51%	1.52%	1.51%
Portfolio turnover rate	281%	628%	493%	638%	506%	757%

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$46.08	$38.33	$41.59	$39.48	$33.46	$28.78
Income (loss) from investment operations:
Net investment income (loss)[b]	(.16)	(.36)	(.12)	(.18)	(.25)	(.13)
Net gain (loss) on investments (realized and unrealized)	1.70	8.21	(3.03)	2.34	6.46	4.81
Total from investment operations	1.54	7.85	(3.15)	2.16	6.21	4.68
Less distributions from:
Net investment income	—	(.10)	(.11)	(.05)	(.19)	—
Total distributions	—	(.10)	(.11)	(.05)	(.19)	—
Net asset value, end of period	$47.62	$46.08	$38.33	$41.59	$39.48	$33.46

Total Return[c]	3.34%	20.46%	(7.58%)	5.47%	18.57%	16.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,939	$3,266	$2,165	$3,033	$2,207	$3,413
Ratios to average net assets:
Net investment income (loss)	(0.69%)	(0.85%)	(0.30%)	(0.44%)	(0.71%)	(0.45%)
Total expenses	2.30%	2.28%	2.25%	2.26%	2.28%	2.26%
Portfolio turnover rate	281%	628%	493%	638%	506%	757%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$51.33	$42.38	$45.62	$42.98	$36.16	$30.86
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.07)	.20	.11	.06	.08
Net gain (loss) on investments (realized and unrealized)	1.95	9.12	(3.33)	2.58	6.95	5.22
Total from investment operations	1.91	9.05	(3.13)	2.69	7.01	5.30
Less distributions from:
Net investment income	—	(.10)	(.11)	(.05)	(.19)	—
Total distributions	—	(.10)	(.11)	(.05)	(.19)	—
Net asset value, end of period	$53.24	$51.33	$42.38	$45.62	$42.98	$36.16

Total Return[c]	3.72%	21.36%	(6.86%)	6.26%	19.39%	17.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,534	$21,143	$48,048	$8,968	$10,563	$78,237
Ratios to average net assets:
Net investment income (loss)	(0.14%)	(0.16%)	0.47%	0.25%	0.15%	0.24%
Total expenses	1.55%	1.53%	1.51%	1.51%	1.52%	1.52%
Portfolio turnover rate	281%	628%	493%	638%	506%	757%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
LendingTree, Inc.	2.4%
Installed Building Products, Inc.	1.9%
NutriSystem, Inc.	1.8%
OraSure Technologies, Inc.	1.8%
MKS Instruments, Inc.	1.7%
BioTelemetry, Inc.	1.6%
Supernus Pharmaceuticals, Inc.	1.5%
National Storage Affiliates Trust	1.3%
Mercury Systems, Inc.	1.3%
MiMedx Group, Inc.	1.3%
Top Ten Total	16.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	9.06%	22.11%	13.27%	8.19%
A-Class Shares with sales charge‡	3.88%	16.31%	12.18%	7.67%
C-Class Shares	8.63%	21.19%	12.43%	7.38%
C-Class Shares with CDSC§	7.63%	20.19%	12.43%	7.38%
H-Class Shares	9.04%	22.11%	13.27%	8.18%
S&P SmallCap 600 Pure Growth Index	9.96%	24.34%	15.40%	10.43%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 98.9%

Consumer, Non-cyclical - 29.7%
LendingTree, Inc.*,1	1,512	$369,608
NutriSystem, Inc.	5,105	285,370
OraSure Technologies, Inc.*	12,148	273,331
BioTelemetry, Inc.*	7,323	241,659
Supernus Pharmaceuticals, Inc.*	5,975	238,999
MiMedx Group, Inc.*	16,998	201,936
Viad Corp.	3,275	199,448
Innoviva, Inc.*	12,930	182,571
Insperity, Inc.	1,543	135,784
Central Garden & Pet Co. — Class A*	3,526	131,132
AMN Healthcare Services, Inc.*	2,734	124,944
Progenics Pharmaceuticals, Inc.*	16,549	121,800
LeMaitre Vascular, Inc.	3,199	119,707
Lantheus Holdings, Inc.*	6,645	118,281
SciClone Pharmaceuticals, Inc.*	9,853	110,354
Heska Corp.*	1,208	106,413
Cytokinetics, Inc.*	7,146	103,617
Cross Country Healthcare, Inc.*	7,035	100,108
SpartanNash Co.	3,720	98,096
Cantel Medical Corp.	948	89,273
ANI Pharmaceuticals, Inc.*	1,677	88,026
Merit Medical Systems, Inc.*	1,935	81,947
Calavo Growers, Inc.	1,063	77,812
CryoLife, Inc.*	3,379	76,703
Ligand Pharmaceuticals, Inc. — Class B*	548	74,610
Enanta Pharmaceuticals, Inc.*	1,567	73,336
AMAG Pharmaceuticals, Inc.*	3,654	67,416
Luminex Corp.	3,209	65,239
Landauer, Inc.	874	58,820
B&G Foods, Inc.[1]	1,786	56,884
Sucampo Pharmaceuticals, Inc. — Class A*,1	4,586	54,115
Forrester Research, Inc.	1,213	50,764
Capella Education Co.	713	50,017
HMS Holdings Corp.*	2,429	48,240
Neogen Corp.*	606	46,941
Surmodics, Inc.*	1,509	46,779
Navigant Consulting, Inc.*	2,678	45,312
Momenta Pharmaceuticals, Inc.*	2,435	45,048
Central Garden & Pet Co.*	1,052	40,860
US Physical Therapy, Inc.	659	40,496
Cardtronics plc — Class A*	1,732	39,853
Eagle Pharmaceuticals, Inc.*,1	600	35,784
Total Consumer, Non-cyclical		4,617,433

Industrial - 18.9%
Trex Company, Inc.*	2,201	198,243
TopBuild Corp.*	2,910	189,644
CTS Corp.	7,470	180,027
Patrick Industries, Inc.*	2,024	170,218
Advanced Energy Industries, Inc.*	2,095	169,192
II-VI, Inc.*	3,813	156,905
Tetra Tech, Inc.	3,239	150,776
TTM Technologies, Inc.*	9,181	141,112
Orion Group Holdings, Inc.*	20,984	137,655
Griffon Corp.	5,488	121,834
Fabrinet*	3,058	113,328
John Bean Technologies Corp.	1,108	112,019
US Ecology, Inc.	2,039	109,698
Vicor Corp.*	4,628	109,221
Axon Enterprise, Inc.*,1	4,750	107,683
Lydall, Inc.*	1,669	95,634
Quanex Building Products Corp.[1]	4,110	94,325
Gibraltar Industries, Inc.*	2,532	78,872
PGT Innovations, Inc.*	5,199	77,725
Itron, Inc.*	897	69,473
MYR Group, Inc.*	2,305	67,168
ESCO Technologies, Inc.	1,118	67,024
AAON, Inc.	1,750	60,331
Insteel Industries, Inc.	2,032	53,056
Astec Industries, Inc.	879	49,233
Simpson Manufacturing Company, Inc.	976	47,863
Total Industrial		2,928,259

Financial - 16.8%
National Storage Affiliates Trust REIT	8,450	204,828
Four Corners Property Trust, Inc. REIT	7,218	179,873
Walker & Dunlop, Inc.*	2,574	134,696
First BanCorp*	24,716	126,546
BofI Holding, Inc.*,1	4,215	120,001
Piper Jaffray Cos.	1,870	110,985
Universal Insurance Holdings, Inc.	4,634	106,582
LegacyTexas Financial Group, Inc.	2,624	104,750
CareTrust REIT, Inc.	5,495	104,625
Meta Financial Group, Inc.	1,290	101,136
Summit Hotel Properties, Inc. REIT	6,231	99,634
National Bank Holdings Corp. — Class A	2,750	98,148
ServisFirst Bancshares, Inc.	2,403	93,357
Ameris Bancorp	1,921	92,208
WageWorks, Inc.*	1,450	88,015
Lexington Realty Trust REIT	8,138	83,170
Northfield Bancorp, Inc.	4,659	80,834
United Community Banks, Inc.	2,790	79,627
Getty Realty Corp. REIT	2,686	76,846
Evercore, Inc. — Class A	889	71,342
Customers Bancorp, Inc.*	2,036	66,414
Agree Realty Corp. REIT	1,241	60,908
Hanmi Financial Corp.	1,783	55,184
Central Pacific Financial Corp.	1,621	52,164
American Assets Trust, Inc. REIT	1,284	51,065
Southside Bancshares, Inc.	1,354	49,231
Tompkins Financial Corp.	478	41,175
First Financial Bankshares, Inc.	856	38,691
Urstadt Biddle Properties, Inc. — Class A REIT	1,572	34,112
Total Financial		2,606,147

Consumer, Cyclical - 14.2%
Installed Building Products, Inc.*	4,472	289,786
Five Below, Inc.*	3,165	173,695
Scientific Games Corp. — Class A*	3,281	150,434

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

LGI Homes, Inc.*	2,960	$143,767
iRobot Corp.*	1,853	142,793
Ollie’s Bargain Outlet Holdings, Inc.*	3,016	139,942
Fox Factory Holding Corp.*	3,173	136,757
LCI Industries	1,104	127,898
Wingstop, Inc.[1]	3,807	126,583
Winnebago Industries, Inc.	2,184	97,734
Marcus Corp.	3,429	94,983
Dorman Products, Inc.*	1,274	91,244
Children’s Place, Inc.	662	78,215
Dave & Buster’s Entertainment, Inc.*	1,475	77,408
Hawaiian Holdings, Inc.*	1,803	67,703
Zumiez, Inc.*	3,414	61,793
Belmond Ltd. — Class A*	4,466	60,961
Universal Electronics, Inc.*	836	53,002
Tile Shop Holdings, Inc.	3,133	39,789
Chuy’s Holdings, Inc.*	1,054	22,187
Francesca’s Holdings Corp.*	2,329	17,141
Total Consumer, Cyclical		2,193,815

Technology - 10.9%
MKS Instruments, Inc.	2,737	258,509
Mercury Systems, Inc.*	3,895	202,072
Nanometrics, Inc.*	5,911	170,236
Qualys, Inc.*	2,791	144,574
Ebix, Inc.[1]	2,045	133,436
Omnicell, Inc.*	2,435	124,307
CEVA, Inc.*	2,631	112,607
MaxLinear, Inc. — Class A*	4,622	109,773
Lumentum Holdings, Inc.*	1,785	97,015
Rudolph Technologies, Inc.*	3,329	87,553
Xperi Corp.	2,813	71,169
Progress Software Corp.	1,498	57,179
Rambus, Inc.*	4,242	56,631
SPS Commerce, Inc.*	858	48,657
Synchronoss Technologies, Inc.*	2,170	20,246
Total Technology		1,693,964

Communications - 5.9%
TiVo Corp.	9,106	180,754
Gigamon, Inc.*	3,840	161,856
Stamps.com, Inc.*	625	126,656
Shutterfly, Inc.*	1,962	95,118
Oclaro, Inc.*,1	9,288	80,155
Shutterstock, Inc.*	2,186	72,772
Cogent Communications Holdings, Inc.	1,306	63,863
World Wrestling Entertainment, Inc. — Class A	2,686	63,255
8x8, Inc.*	2,907	39,245
NIC, Inc.	1,710	29,327
Total Communications		913,001

Basic Materials - 1.7%
Kraton Corp.*	3,592	145,260
Balchem Corp.	713	57,960
Quaker Chemical Corp.	378	55,925
Total Basic Materials		259,145

Utilities - 0.8%
South Jersey Industries, Inc.	1,996	68,922
California Water Service Group	1,275	48,641
Total Utilities		117,563

Total Common Stocks
(Cost $11,593,157)		15,329,327

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.5%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$39,409	39,409
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	19,704	19,704
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17	9,798	9,798
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	8,952	8,952
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	939	939
Total Repurchase Agreements
(Cost $78,802)		78,802

	Shares

SECURITIES LENDING COLLATERAL†,3 - 5.0%
First American Government Obligations Fund — Class Z, 0.89%[4]	770,484	770,484
Total Securities Lending Collateral
(Cost $770,484)		770,484

Total Investments - 104.4%
(Cost $12,442,443)		$16,178,613
Other Assets & Liabilities, net - (4.4)%		(681,979)
Total Net Assets - 100.0%		$15,496,634

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
S&P SMALLCAP 600® PURE GROWTH FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$15,329,327	$—	$—	$15,329,327
Repurchase Agreements	—	78,802	—	78,802
Securities Lending Collateral	770,484	—	—	770,484
Total Assets	$16,099,811	$78,802	$—	$16,178,613

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $753,001 of securities loaned (cost $12,363,641)	$16,099,811
Repurchase agreements, at value (cost $78,802)	78,802
Receivables:
Fund shares sold	86,354
Securities sold	48,955
Dividends	9,818
Securities lending income	249
Interest	4
Total assets	16,323,993

Liabilities:
Payable for:
Return of securities loaned	770,484
Fund shares redeemed	35,331
Management fees	8,849
Distribution and service fees	4,117
Transfer agent and administrative fees	2,950
Portfolio accounting fees	1,180
Miscellaneous	4,448
Total liabilities	827,359
Commitments and contingent liabilities (Note 12)	—
Net assets	$15,496,634

Net assets consist of:
Paid in capital	$12,293,654
Accumulated net investment loss	(164,273)
Accumulated net realized loss on investments	(368,917)
Net unrealized appreciation on investments	3,736,170
Net assets	$15,496,634

A-Class:
Net assets	$1,864,412
Capital shares outstanding	26,068
Net asset value per share	$71.52
Maximum offering price per share (Net asset value divided by 95.25%)	$75.09

C-Class:
Net assets	$1,969,387
Capital shares outstanding	30,449
Net asset value per share	$64.68

H-Class:
Net assets	$11,662,835
Capital shares outstanding	163,077
Net asset value per share	$71.52

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends	$64,610
Interest	421
Income from securities lending, net	2,679
Total investment income	67,710

Expenses:
Management fees	71,699
Distribution and service fees:
A-Class	2,770
C-Class	10,082
H-Class	18,609
Transfer agent and administrative fees	23,900
Registration fees	12,865
Portfolio accounting fees	9,560
Trustees’ fees*	1,432
Custodian fees	1,327
Line of credit fees	36
Miscellaneous	3,005
Total expenses	155,285
Net investment loss	(87,575)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	799,042
Net realized gain	799,042
Net change in unrealized appreciation (depreciation) on:
Investments	(797,516)
Net change in unrealized appreciation (depreciation)	(797,516)
Net realized and unrealized gain	1,526
Net decrease in net assets resulting from operations	$(86,049)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(87,575)	$(275,040)
Net realized gain on investments	799,042	4,960,010
Net change in unrealized appreciation (depreciation) on investments	(797,516)	808,620
Net increase (decrease) in net assets resulting from operations	(86,049)	5,493,590

Capital share transactions:
Proceeds from sale of shares
A-Class	6,760,167	10,600,986
C-Class	73,604	2,703,118
H-Class	63,832,292	288,735,660
Cost of shares redeemed
A-Class	(7,441,825)	(10,942,756)
C-Class	(1,294,758)	(2,795,500)
H-Class	(83,677,188)	(286,503,580)
Net increase (decrease) from capital share transactions	(21,747,708)	1,797,928
Net increase (decrease) in net assets	(21,833,757)	7,291,518

Net assets:
Beginning of period	37,330,391	30,038,873
End of period	$15,496,634	$37,330,391
Accumulated net investment loss at end of period	$(164,273)	$(76,698)

Capital share activity:
Shares sold
A-Class	100,489	179,803
C-Class	1,205	49,846
H-Class	955,007	5,017,807
Shares redeemed
A-Class	(112,942)	(188,156)
C-Class	(22,045)	(51,716)
H-Class	(1,276,043)	(5,012,877)
Net decrease in shares	(354,329)	(5,293)

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$65.58	$52.28	$58.90	$52.99	$41.94	$37.97
Income (loss) from investment operations:
Net investment income (loss)[b]	(.28)	(.41)	(.20)	(.46)	(.31)	(.12)
Net gain (loss) on investments (realized and unrealized)	6.22	13.71	(6.42)	6.37	11.36	4.09
Total from investment operations	5.94	13.30	(6.62)	5.91	11.05	3.97
Net asset value, end of period	$71.52	$65.58	$52.28	$58.90	$52.99	$41.94

Total Return[c]	9.06%	25.44%	(11.24%)	11.15%	26.35%	10.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,864	$2,526	$2,451	$2,825	$7,265	$995
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(0.71%)	(0.36%)	(0.88%)	(0.60%)	(0.31%)
Total expenses	1.55%	1.52%	1.50%	1.51%	1.53%	1.51%
Portfolio turnover rate	312%	818%	309%	380%	677%	645%

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$59.55	$47.82	$54.28	$49.21	$39.24	$35.79
Income (loss) from investment operations:
Net investment income (loss)[b]	(.48)	(.79)	(.62)	(.74)	(.66)	(.42)
Net gain (loss) on investments (realized and unrealized)	5.61	12.52	(5.84)	5.81	10.63	3.87
Total from investment operations	5.13	11.73	(6.46)	5.07	9.97	3.45
Net asset value, end of period	$64.68	$59.55	$47.82	$54.28	$49.21	$39.24

Total Return[c]	8.63%	24.51%	(11.90%)	10.30%	25.41%	9.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,969	$3,054	$2,542	$5,436	$4,268	$3,122
Ratios to average net assets:
Net investment income (loss)	(1.59%)	(1.48%)	(1.19%)	(1.50%)	(1.46%)	(1.17%)
Total expenses	2.30%	2.28%	2.25%	2.25%	2.28%	2.26%
Portfolio turnover rate	312%	818%	309%	380%	677%	645%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$65.58	$52.27	$58.89	$52.99	$41.94	$37.97
Income (loss) from investment operations:
Net investment income (loss)[b]	(.28)	(.44)	(.28)	(.31)	(.38)	(.31)
Net gain (loss) on investments (realized and unrealized)	6.22	13.75	(6.34)	6.21	11.43	4.28
Total from investment operations	5.94	13.31	(6.62)	5.90	11.05	3.97
Net asset value, end of period	$71.52	$65.58	$52.27	$58.89	$52.99	$41.94

Total Return[c]	9.04%	25.46%	(11.24%)	11.13%	26.35%	10.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,663	$31,750	$25,046	$50,810	$16,996	$5,844
Ratios to average net assets:
Net investment income (loss)	(0.84%)	(0.75%)	(0.49%)	(0.58%)	(0.77%)	(0.81%)
Total expenses	1.55%	1.53%	1.50%	1.49%	1.52%	1.50%
Portfolio turnover rate	312%	818%	309%	380%	677%	645%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Comtech Telecommunications Corp.	1.6%
Exterran Corp.	1.6%
Kelly Services, Inc. — Class A	1.6%
Select Medical Holdings Corp.	1.4%
M/I Homes, Inc.	1.3%
Diplomat Pharmacy, Inc.	1.3%
Invacare Corp.	1.3%
RH	1.3%
Boise Cascade Co.	1.3%
Meritage Homes Corp.	1.3%
Top Ten Total	14.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	1.39%	10.13%	10.04%	4.40%
A-Class Shares with sales charge‡	(3.43%)	4.90%	8.98%	3.90%
C-Class Shares	1.01%	9.32%	9.22%	3.59%
C-Class Shares with CDSC§	0.01%	8.32%	9.22%	3.59%
H-Class Shares	1.59%	10.42%	10.08%	4.40%
S&P SmallCap 600 Pure Value Index	2.70%	12.70%	12.33%	7.71%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Cyclical - 30.2%
M/I Homes, Inc.*	7,833	$209,376
RH*,1	2,953	207,654
Meritage Homes Corp.*	4,449	197,536
ScanSource, Inc.*	4,311	188,175
Wabash National Corp.	8,170	186,439
MDC Holdings, Inc.	5,377	178,570
Abercrombie & Fitch Co. — Class A	12,175	175,807
SkyWest, Inc.	3,452	151,543
Regis Corp.*	10,269	146,539
Guess?, Inc.	8,261	140,685
Sonic Automotive, Inc. — Class A	6,736	137,414
Lithia Motors, Inc. — Class A	1,088	130,897
G-III Apparel Group Ltd.*	4,103	119,069
Group 1 Automotive, Inc.	1,637	118,617
American Axle & Manufacturing Holdings, Inc.*	6,660	117,083
Haverty Furniture Companies, Inc.	4,390	114,799
Anixter International, Inc.*	1,346	114,410
Essendant, Inc.	8,480	111,682
Red Robin Gourmet Burgers, Inc.*	1,656	110,952
Perry Ellis International, Inc.*	4,651	110,043
Barnes & Noble Education, Inc.*	16,828	109,550
Cooper-Standard Holdings, Inc.*	896	103,909
Shoe Carnival, Inc.[1]	4,298	96,189
Penn National Gaming, Inc.*	4,082	95,478
Veritiv Corp.*	2,932	95,290
MarineMax, Inc.*	5,700	94,335
Kirkland’s, Inc.*	7,629	87,199
Asbury Automotive Group, Inc.*	1,300	79,430
Fred’s, Inc. — Class A1	11,872	76,456
Barnes & Noble, Inc.	9,239	70,216
Express, Inc.*	10,270	69,425
EZCORP, Inc. — Class A*	7,259	68,961
Core-Mark Holding Company, Inc.	2,139	68,747
Caleres, Inc.	2,181	66,564
Fossil Group, Inc.*,1	6,855	63,957
Ascena Retail Group, Inc.*	25,200	61,740
Unifi, Inc.*	1,689	60,179
Crocs, Inc.*,1	5,490	53,253
Genesco, Inc.*	1,996	53,094
Movado Group, Inc.	1,818	50,904
J.C. Penney Company, Inc.*	12,460	47,473
Finish Line, Inc. — Class A1	3,751	45,125
Big 5 Sporting Goods Corp.[1]	5,852	44,768
Superior Industries International, Inc.	2,275	37,879
Ruby Tuesday, Inc.*	17,037	36,459
Vitamin Shoppe, Inc.*	5,601	29,965
Cato Corp. — Class A1	1,790	23,682
Total Consumer, Cyclical		4,757,517

Consumer, Non-cyclical - 19.1%
Kelly Services, Inc. — Class A	9,916	248,792
Select Medical Holdings Corp.*	11,613	222,970
Diplomat Pharmacy, Inc.*	10,100	209,171
Invacare Corp.	13,247	208,640
Seneca Foods Corp. — Class A*	5,331	183,919
PharMerica Corp.*	5,937	173,954
Integer Holdings Corp.*	3,000	153,450
Darling Ingredients, Inc.*	8,648	151,513
Universal Corp.	2,468	141,416
Almost Family, Inc.*	2,305	123,779
TrueBlue, Inc.*	5,023	112,766
Providence Service Corp.*	2,058	111,297
Myriad Genetics, Inc.*	2,910	105,284
LSC Communications, Inc.	6,121	101,058
Andersons, Inc.	2,723	93,263
Community Health Systems, Inc.*	10,487	80,540
FTI Consulting, Inc.*	2,110	74,863
Heidrick & Struggles International, Inc.	3,477	73,539
Korn/Ferry International	1,830	72,157
RR Donnelley & Sons Co.	6,929	71,369
LHC Group, Inc.*	957	67,870
Kindred Healthcare, Inc.	8,390	57,052
Quorum Health Corp.*	9,674	50,111
American Public Education, Inc.*	2,113	44,479
SUPERVALU, Inc.*	1,841	40,042
Resources Connection, Inc.	2,256	31,358
Total Consumer, Non-cyclical		3,004,652

Industrial - 14.9%
Boise Cascade Co.*	5,680	198,232
Greenbrier Companies, Inc.	3,992	192,215
Roadrunner Transportation Systems, Inc.*	18,789	179,058
Benchmark Electronics, Inc.*	4,826	164,809
Sanmina Corp.*	4,263	158,370
Atlas Air Worldwide Holdings, Inc.*	2,336	153,709
ArcBest Corp.	4,524	151,328
Electro Scientific Industries, Inc.*	10,585	147,343
Olympic Steel, Inc.	5,935	130,570
Briggs & Stratton Corp.	4,216	99,076
Hub Group, Inc. — Class A*	2,291	98,398
Echo Global Logistics, Inc.*	3,708	69,896
AAR Corp.	1,849	69,856
Plexus Corp.*	1,189	66,679
General Cable Corp.	3,059	57,663
Aegion Corp. — Class A*	2,462	57,315
LSB Industries, Inc.*	7,078	56,199
DXP Enterprises, Inc.*	1,769	55,706
TimkenSteel Corp.*	3,350	55,275
KapStone Paper and Packaging Corp.	2,363	50,781
Encore Wire Corp.	1,089	48,760
Kaman Corp.	794	44,289
Powell Industries, Inc.	1,458	43,725
Total Industrial		2,349,252

Financial - 13.9%
Encore Capital Group, Inc.*	4,149	183,801
United Insurance Holdings Corp.	9,421	153,561
American Equity Investment Life Holding Co.	5,279	153,512
International. FCStone, Inc.*	3,179	121,819

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

World Acceptance Corp.*	1,415	$117,289
Banc of California, Inc.[1]	5,442	112,922
Third Point Reinsurance Ltd.*	7,090	110,604
Enova International, Inc.*	7,479	100,593
Infinity Property & Casualty Corp.	1,058	99,664
Maiden Holdings Ltd.	11,326	90,042
HCI Group, Inc.	1,946	74,435
United Fire Group, Inc.	1,622	74,320
Stewart Information Services Corp.	1,871	70,649
Selective Insurance Group, Inc.	1,306	70,328
Employers Holdings, Inc.	1,410	64,085
Investment Technology Group, Inc.	2,832	62,700
Horace Mann Educators Corp.	1,566	61,622
Capstead Mortgage Corp. REIT	6,329	61,075
Opus Bank*	2,477	59,448
HomeStreet, Inc.*	2,150	58,050
Navigators Group, Inc.	970	56,600
OFG Bancorp	5,594	51,185
Chesapeake Lodging Trust REIT	1,800	48,546
Waddell & Reed Financial, Inc. — Class A	2,313	46,422
Safety Insurance Group, Inc.	530	40,439
ARMOUR Residential REIT, Inc.	1,430	38,467
Total Financial		2,182,178

Energy - 7.3%
Exterran Corp.*	7,946	251,172
Noble Corporation plc*	37,106	170,688
Atwood Oceanics, Inc.*,1	13,872	130,258
Gulf Island Fabrication, Inc.	9,716	123,393
Green Plains, Inc.	5,212	105,022
Matrix Service Co.*	5,973	90,790
Era Group, Inc.*	7,615	85,212
Bristow Group, Inc.[1]	6,931	64,805
SolarEdge Technologies, Inc.*	2,102	60,012
SunCoke Energy, Inc.*	3,650	33,361
Cloud Peak Energy, Inc.*	7,655	28,017
Total Energy		1,142,730

Communications - 7.0%
Comtech Telecommunications Corp.	12,331	253,155
QuinStreet, Inc.*	25,535	187,683
Gannett Company, Inc.	18,338	165,042
New Media Investment Group, Inc.	9,290	137,399
Time, Inc.	9,617	129,830
Iridium Communications, Inc.*,1	6,870	70,761
Scholastic Corp.	1,757	65,360
Spok Holdings, Inc.	3,020	46,357
FTD Companies, Inc.*	2,906	37,894
Black Box Corp.	3,151	10,241
Total Communications		1,103,722

Basic Materials - 3.7%
AdvanSix, Inc.*	4,772	189,687
Century Aluminum Co.*	9,053	150,099
PH Glatfelter Co.	4,512	87,758
Materion Corp.	1,467	63,301
Clearwater Paper Corp.*	919	45,261
Rayonier Advanced Materials, Inc.	3,120	42,744
Total Basic Materials		578,850

Technology - 3.4%
Insight Enterprises, Inc.*	3,646	167,425
Virtusa Corp.*	2,610	98,606
Cohu, Inc.	2,850	67,944
Sykes Enterprises, Inc.*	2,020	58,903
ManTech International Corp. — Class A	1,320	58,278
CACI International, Inc. — Class A*	355	49,469
Digi International, Inc.*	3,780	40,068
Total Technology		540,693

Total Common Stocks
(Cost $14,249,617)		15,659,594

	Face Amount

REPURCHASE AGREEMENTS††,2 - 2.4%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$190,860	190,860
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	95,431	95,431
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17	47,453	47,453
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	43,358	43,358
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	4,547	4,547
Total Repurchase Agreements
(Cost $381,649)		381,649

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.4%
First American Government Obligations Fund — Class Z, 0.89%[4]	536,523	536,523
Total Securities Lending Collateral
(Cost $536,523)		536,523

Total Investments - 105.3%
(Cost $15,167,789)		$16,577,766
Other Assets & Liabilities, net - (5.3)%		(840,712)
Total Net Assets - 100.0%		$15,737,054

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
S&P SMALLCAP 600® PURE VALUE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of September 30, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$15,659,594	$—	$—	$15,659,594
Repurchase Agreements	—	381,649	—	381,649
Securities Lending Collateral	536,523	—	—	536,523
Total Assets	$16,196,117	$381,649	$—	$16,577,766

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $521,267 of securities loaned (cost $14,786,139)	$16,196,117
Repurchase agreements, at value (cost $381,649)	381,649
Cash	30,162
Receivables:
Securities sold	195,504
Fund shares sold	9,689
Dividends	6,615
Securities lending income	629
Interest	21
Total assets	16,820,386

Liabilities:
Payable for:
Return of securities loaned	536,522
Securities purchased	278,866
Fund shares redeemed	259,885
Management fees	4,506
Distribution and service fees	2,232
Transfer agent and administrative fees	1,502
Portfolio accounting fees	601
Miscellaneous	(782)
Total liabilities	1,083,332
Commitments and contingent liabilities (Note 12)	—
Net assets	$15,737,054

Net assets consist of:
Paid in capital	$40,847,405
Accumulated net investment loss	(78,699)
Accumulated net realized loss on investments	(26,441,629)
Net unrealized appreciation on investments	1,409,977
Net assets	$15,737,054

A-Class:
Net assets	$1,699,339
Capital shares outstanding	61,514
Net asset value per share	$27.63
Maximum offering price per share (Net asset value divided by 95.25%)	$29.01

C-Class:
Net assets	$1,268,296
Capital shares outstanding	53,026
Net asset value per share	$23.92

H-Class:
Net assets	$12,769,419
Capital shares outstanding	463,279
Net asset value per share	$27.56

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $53)	$87,399
Interest	283
Income from securities lending, net	6,012
Total investment income	93,694

Expenses:
Management fees	52,605
Distribution and service fees:
A-Class	987
C-Class	6,453
H-Class	14,935
Transfer agent and administrative fees	17,535
Registration fees	10,858
Portfolio accounting fees	7,014
Trustees’ fees*	1,487
Custodian fees	1,011
Line of credit fees	118
Miscellaneous	337
Total expenses	113,340
Net investment loss	(19,646)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,877,590
Net realized gain	1,877,590
Net change in unrealized appreciation (depreciation) on:
Investments	(2,676,587)
Net change in unrealized appreciation (depreciation)	(2,676,587)
Net realized and unrealized loss	(798,997)
Net decrease in net assets resulting from operations	$(818,643)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(19,646)	$(186,768)
Net realized gain on investments	1,877,590	1,534,523
Net change in unrealized appreciation (depreciation) on investments	(2,676,587)	132,291
Net increase (decrease) in net assets resulting from operations	(818,643)	1,480,046

Capital share transactions:
Proceeds from sale of shares
A-Class	2,135,603	11,499,336
C-Class	42,759	4,241,862
H-Class	203,736,294	493,896,036
Cost of shares redeemed
A-Class	(2,123,185)	(11,116,920)
C-Class	(542,267)	(4,531,766)
H-Class	(209,972,201)	(493,220,325)
Net increase (decrease) from capital share transactions	(6,722,997)	768,223
Net increase (decrease) in net assets	(7,541,640)	2,248,269

Net assets:
Beginning of period	23,278,694	21,030,425
End of period	$15,737,054	$23,278,694
Accumulated net investment loss at end of period	$(78,699)	$(59,053)

Capital share activity:
Shares sold
A-Class	79,287	417,739
C-Class	1,852	181,220
H-Class	7,967,622	19,425,410
Shares redeemed
A-Class	(80,890)	(402,677)
C-Class	(23,895)	(197,201)
H-Class	(8,233,501)	(19,479,582)
Net decrease in shares	(289,525)	(55,091)

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$27.24	$23.16	$25.81	$25.66	$19.55	$17.07
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.14)	(.10)	(.03)	(.09)	(.01)
Net gain (loss) on investments (realized and unrealized)	.43	4.22	(2.55)	.18	6.20	2.49
Total from investment operations	.39	4.08	(2.65)	.15	6.11	2.48
Net asset value, end of period	$27.63	$27.24	$23.16	$25.81	$25.66	$19.55

Total Return[c]	1.39%	17.62%	(10.27%)	0.58%	31.25%	14.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,699	$1,720	$1,113	$1,592	$1,016	$1,551
Ratios to average net assets:
Net investment income (loss)	(0.28%)	(0.50%)	(0.42%)	(0.10%)	(0.39%)	(0.08%)
Total expenses	1.55%	1.53%	1.50%	1.50%	1.52%	1.51%
Portfolio turnover rate	1,488%	1,449%	417%	579%	658%	655%

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$23.68	$20.28	$22.78	$22.81	$17.51	$15.40
Income (loss) from investment operations:
Net investment income (loss)[b]	(.11)	(.28)	(.24)	(.19)	(.22)	(.13)
Net gain (loss) on investments (realized and unrealized)	.35	3.68	(2.26)	.16	5.52	2.24
Total from investment operations	.24	3.40	(2.50)	(.03)	5.30	2.11
Net asset value, end of period	$23.92	$23.68	$20.28	$22.78	$22.81	$17.51

Total Return[c]	1.01%	16.77%	(10.97%)	(0.13%)	30.27%	13.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,268	$1,778	$1,847	$3,082	$4,514	$3,932
Ratios to average net assets:
Net investment income (loss)	(0.99%)	(1.26%)	(1.17%)	(0.84%)	(1.10%)	(0.84%)
Total expenses	2.30%	2.28%	2.25%	2.25%	2.27%	2.26%
Portfolio turnover rate	1,488%	1,449%	417%	579%	658%	655%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$27.13	$23.07	$25.71	$25.55	$19.47	$17.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	(.12)	(.07)	(.01)	(.06)	(.06)
Net gain (loss) on investments (realized and unrealized)	.46	4.18	(2.57)	.17	6.14	2.53
Total from investment operations	.43	4.06	(2.64)	.16	6.08	2.47
Net asset value, end of period	$27.56	$27.13	$23.07	$25.71	$25.55	$19.47

Total Return[c]	1.59%	17.60%	(10.27%)	0.63%	31.23%	14.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,769	$19,782	$18,071	$11,374	$22,380	$30,743
Ratios to average net assets:
Net investment income (loss)	(0.20%)	(0.47%)	(0.32%)	(0.03%)	(0.25%)	(0.32%)
Total expenses	1.55%	1.53%	1.50%	1.50%	1.53%	1.51%
Portfolio turnover rate	1,488%	1,449%	417%	579%	658%	655%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX Europe 50® Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	May 10, 2001
H-Class	May 8, 2000

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	11.9%
Guggenheim Strategy Fund I	10.1%
Nestle S.A. ADR	4.2%
Novartis AG ADR	3.4%
HSBC Holdings plc ADR	3.2%
Roche Holding AG ADR	2.9%
British American Tobacco plc ADR	2.3%
Royal Dutch Shell plc — Class A ADR	2.2%
Total S.A. ADR	2.1%
BP plc ADR	2.0%
Top Ten Total	44.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	15.04%	23.50%	5.41%	(4.54%)
A-Class Shares with sales charge‡	9.57%	17.67%	4.38%	(5.00%)
C-Class Shares	14.62%	22.57%	4.41%	(5.33%)
C-Class Shares with CDSC§	13.62%	21.57%	4.41%	(5.33%)
H-Class Shares	15.08%	23.96%	5.22%	(4.61%)
STOXX Europe 50 Index	12.97%	21.28%	6.41%	(0.28%)

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
EUROPE 1.25x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 70.1%

Consumer, Non-cyclical - 28.5%
Nestle S.A. ADR	7,303	$613,524
Novartis AG ADR	5,891	505,742
Roche Holding AG ADR	13,250	424,000
British American Tobacco plc ADR	5,492	342,976
Sanofi ADR	5,410	269,364
Bayer AG ADR	7,747	265,102
GlaxoSmithKline plc ADR	5,707	231,704
Unilever N.V. — Class Y	3,688	217,740
Anheuser-Busch InBev S.A. ADR	1,752	209,013
Novo Nordisk A/S ADR	4,191	201,797
AstraZeneca plc ADR	5,891	199,587
Diageo plc ADR	1,475	194,892
Unilever plc ADR	3,073	178,111
Reckitt Benckiser Group plc ADR	7,737	143,986
L’Oreal S.A. ADR	2,868	121,947
Imperial Brands plc ADR	2,149	92,987
Total Consumer, Non-cyclical		4,212,472

Financial - 16.4%
HSBC Holdings plc ADR	9,509	469,839
Banco Santander S.A. ADR	37,556	260,639
Allianz SE ADR	10,544	236,081
BNP Paribas S.A. ADR	5,356	216,543
ING Groep N.V. ADR[1]	9,110	167,806
Lloyds Banking Group plc ADR	42,515	155,605
UBS Group AG*	9,008	154,487
AXA S.A. ADR	4,877	146,895
Prudential plc ADR	3,032	145,263
Banco Bilbao Vizcaya Argentaria S.A. ADR	15,626	139,384
Intesa Sanpaolo SpA ADR	5,594	119,018
Zurich Insurance Group AG ADR	3,562	109,006
Barclays plc ADR	9,427	97,569
Total Financial		2,418,135

Energy - 7.0%
Royal Dutch Shell plc — Class A ADR	5,298	320,953
Total S.A. ADR	5,872	314,269
BP plc ADR	7,716	296,526
Eni SpA ADR	2,961	97,920
Total Energy		1,029,668

Industrial - 5.2%
Siemens AG ADR	3,976	281,302
Airbus SE ADR	5,573	132,024
Vinci S.A. ADR	5,246	124,488
ABB Ltd. ADR	4,785	118,429
Schneider Electric SE ADR	6,538	113,696
Total Industrial		769,939

Basic Materials - 4.1%
BASF SE ADR	2,131	226,952
Glencore plc ADR*	14,252	130,263
Rio Tinto plc ADR	2,746	129,584
Air Liquide S.A. ADR	4,549	121,367
Total Basic Materials		608,166

Communications - 2.9%
Vodafone Group plc ADR	6,147	174,943
Deutsche Telekom AG ADR	7,625	142,283
Telefonica S.A. ADR	10,463	112,896
Total Communications		430,122

Technology - 2.8%
SAP SE ADR	2,346	257,239
ASML Holding N.V. — Class G	891	152,539
Total Technology		409,778

Consumer, Cyclical - 2.5%
Daimler AG ADR	2,359	188,171
LVMH Moet Hennessy Louis Vuitton SE ADR	3,204	177,213
Total Consumer, Cyclical		365,384

Utilities - 0.7%
National Grid plc ADR	1,618	101,465

Total Common Stocks
(Cost $9,525,378)		10,345,129

MUTUAL FUNDS† - 22.0%
Guggenheim Strategy Fund II2	70,146	1,757,855
Guggenheim Strategy Fund I2	59,201	1,486,527
Total Mutual Funds
(Cost $3,230,842)		3,244,382

	Face Amount

U.S. TREASURY BILLS†† - 5.1%
U.S. Treasury Bill
1.03% due 12/14/17[3,4,5]	$750,000	748,544
Total U.S. Treasury Bills
(Cost $748,404)		748,544

REPURCHASE AGREEMENTS††,6 - 5.9%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	435,644	435,644
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	217,822	217,822
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17	108,311	108,311
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	98,964	98,964
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	10,379	10,379
Total Repurchase Agreements
(Cost $871,120)		871,120

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
EUROPE 1.25x STRATEGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,7 - 0.0%
First American Government Obligations Fund — Class Z, 0.89%[8]	4,294	$4,294
Total Securities Lending Collateral
(Cost $4,294)		4,294

Total Investments - 103.1%
(Cost $14,380,038)		$15,213,469
Other Assets & Liabilities, net - (3.1)%		(451,278)
Total Net Assets - 100.0%		$14,762,191

Futures Contracts
Description	Contracts	Expiration Date	Notional Amount	Unrealized Gain (Loss)
Equity Futures Contracts Purchased††
STOXX 50 Index Futures Contracts	223	Dec 2017	$8,323,295	$165,367

Currency Futures Contracts Purchased†
Euro FX Futures Contracts	57	Dec 2017	8,455,950	(51,868)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 7.
[2]	Affiliated issuer — See Note 5.
[3]	All or a portion of this security is pledged as futures collateral at September 30, 2017.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

COUNTRY DIVERSIFICATION

Country	% of Long-Term Investments
United Kingdom	31.7%
Switzerland	19.9%
France	16.8%
Germany	15.4%
Netherlands	5.2%
Spain	5.0%
Italy	2.1%
Other	3.9%
Total Long-Term Investments	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
EUROPE 1.25x STRATEGY FUND

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,345,129	$—	$—	$—	$—	$10,345,129
Equity Futures Contracts	—	—	—	165,367	—	165,367
Mutual Funds	3,244,382	—	—	—	—	3,244,382
Repurchase Agreements	—	—	871,120	—	—	871,120
Securities Lending Collateral	4,294	—	—	—	—	4,294
U.S. Treasury Bills	—	—	748,544	—	—	748,544
Total Assets	$13,593,805	$—	$1,619,664	$165,367	$—	$15,378,836

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts	$—	$51,868	$—	$—	$—	$51,868

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$732,497	$1,050,000	$(300,000)	$478	$3,552	$1,486,527	59,201	$14,359
Guggenheim Strategy Fund II	903,646	850,000	—	—	4,209	1,757,855	70,146	18,378
	$1,636,143	$1,900,000	$(300,000)	$478	$7,761	$3,244,382		$32,737

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value - including $4,218 of securities loaned (cost $10,278,076)	$11,097,967
Investments in affiliated issuers, at value (cost $3,230,842)	3,244,382
Repurchase agreements, at value (cost $871,120)	871,120
Foreign currency, at value (cost $119,234)	119,643
Receivables:
Securities sold	92,265
Variation margin	61,114
Fund shares sold	37,053
Dividends	28,368
Foreign taxes reclaim	25,389
Securities lending income	719
Swap settlement	535
Interest	48
Total assets	15,578,603

Liabilities:
Segregated cash due to broker	119,304
Payable for:
Fund shares redeemed	649,610
Management fees	12,276
Distribution and service fees	4,564
Return of securities loaned	4,294
Transfer agent and administrative fees	3,410
Portfolio accounting fees	1,364
Miscellaneous	21,590
Total liabilities	816,412
Commitments and contingent liabilities (Note 12)	—
Net assets	$14,762,191

Net assets consist of:
Paid in capital	$15,400,404
Undistributed net investment income	153,234
Accumulated net realized loss on investments	(1,738,786)
Net unrealized appreciation on investments	947,339
Net assets	$14,762,191

A-Class:
Net assets	$1,002,458
Capital shares outstanding	10,254
Net asset value per share	$97.76
Maximum offering price per share (Net asset value divided by 95.25%)	$102.64

C-Class:
Net assets	$1,934,764
Capital shares outstanding	22,791
Net asset value per share	$84.89

H-Class:
Net assets	$11,824,969
Capital shares outstanding	121,796
Net asset value per share	$97.09

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $11,514)	$243,228
Dividends from securities of affiliated issuers	32,737
Interest	20,837
Income from securities lending, net	9,332
Total investment income	306,134

Expenses:
Management fees	89,350
Distribution and service fees:
A-Class	3,049
C-Class	8,752
H-Class	19,582
Transfer agent and administrative fees	24,819
Portfolio accounting fees	9,928
Custodian fees	1,348
Trustees’ fees*	506
Line of credit fees	17
Miscellaneous	19,681
Total expenses	177,032
Net investment income	129,102

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	218,148
Investments in affiliated issuers	478
Futures contracts	1,684,886
Foreign currency transactions	9,543
Net realized gain	1,913,055
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	693,488
Investments in affiliated issuers	7,761
Futures contracts	84,698
Foreign currency translations	520
Net change in unrealized appreciation (depreciation)	786,467
Net realized and unrealized gain	2,699,522
Net increase in net assets resulting from operations	$2,828,624

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$129,102	$35,331
Net realized gain on investments	1,913,055	3,236,907
Net change in unrealized appreciation (depreciation) on investments	786,467	(108,227)
Net increase in net assets resulting from operations	2,828,624	3,164,011

Distributions to shareholders from:
Net investment income
A-Class	—	(3,592)
C-Class	—	(2,755)
H-Class	—	(29,013)
Total distributions to shareholders	—	(35,360)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,859,523	1,224,419
C-Class	1,889,453	1,340,603
H-Class	118,048,099	182,443,083
Distributions reinvested
A-Class	—	2,826
C-Class	—	2,507
H-Class	—	28,695
Cost of shares redeemed
A-Class	(4,622,009)	(1,660,138)
C-Class	(1,026,080)	(969,457)
H-Class	(114,911,756)	(183,677,062)
Net increase (decrease) from capital share transactions	4,237,230	(1,264,524)
Net increase in net assets	7,065,854	1,864,127

Net assets:
Beginning of period	7,696,337	5,832,210
End of period	$14,762,191	$7,696,337
Undistributed net investment income at end of period	$153,234	$24,132

Capital share activity:
Shares sold
A-Class	54,511	14,952	*
C-Class	24,146	18,798	*
H-Class	1,325,128	2,397,923	*
Shares issued from reinvestment of distributions
A-Class	—	39	*
C-Class	—	39	*
H-Class	—	398	*
Shares redeemed
A-Class	(49,162)	(21,083	)*
C-Class	(12,696)	(13,915	)*
H-Class	(1,279,650)	(2,380,582	)*
Net increase in shares	62,277	16,569	*

*	Capital share activity for the period presented through March 31, 2017 has been restated to reflect a 1:6 reverse share split effective October 28, 2016 — See Note 11.

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$84.99	$78.10	$93.32	$104.40	$84.97	$75.39
Income (loss) from investment operations:
Net investment income (loss)[b]	.49	1.08	(.06)	.30	.96	(.18)
Net gain (loss) on investments (realized and unrealized)	12.28	6.51	(14.44)	(11.08)	18.47	9.94
Total from investment operations	12.77	7.59	(14.50)	(10.78)	19.43	9.76
Less distributions from:
Net investment income	—	(.70)	(.72)	(.30)	—	(.18)
Total distributions	—	(.70)	(.72)	(.30)	—	(.18)
Net asset value, end of period	$97.76	$84.99	$78.10	$93.32	$104.40	$84.97

Total Return[c]	15.04%	9.83%	(15.58%)	(10.33%)	22.88%	12.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,002	$417	$859	$1,165	$2,551	$3,916
Ratios to average net assets:
Net investment income (loss)	1.06%	1.35%	(0.08%)	0.33%	1.00%	(0.23%)
Total expenses[d]	1.72%	1.72%	1.67%	1.72%	1.72%	1.67%
Portfolio turnover rate	230%	1,616%	920%	608%	654%	903%

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$74.07	$68.62	$82.63	$93.15	$77.34	$69.15
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.35	(.54)	(.48)	(.42)	(.60)
Net gain (loss) on investments (realized and unrealized)	10.76	5.80	(12.75)	(9.74)	16.23	8.97
Total from investment operations	10.82	6.15	(13.29)	(10.22)	15.81	8.37
Less distributions from:
Net investment income	—	(.70)	(.72)	(.30)	—	(.18)
Total distributions	—	(.70)	(.72)	(.30)	—	(.18)
Net asset value, end of period	$84.89	$74.07	$68.62	$82.63	$93.15	$77.34

Total Return[c]	14.62%	9.09%	(16.14%)	(10.94%)	20.40%	12.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,935	$840	$440	$1,023	$535	$402
Ratios to average net assets:
Net investment income (loss)	0.14%	0.50%	(0.64%)	(0.50%)	(0.48%)	(0.83%)
Total expenses[d]	2.47%	2.49%	2.42%	2.48%	2.47%	2.42%
Portfolio turnover rate	230%	1,616%	920%	608%	654%	903%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$84.38	$77.38	$92.50	$103.56	$85.18	$75.52
Income (loss) from investment operations:
Net investment income (loss)[b]	.67	.46	.18	.60	.18	(.12)
Net gain (loss) on investments (realized and unrealized)	12.04	7.24	(14.58)	(11.36)	18.20	9.96
Total from investment operations	12.71	7.70	(14.40)	(10.76)	18.38	9.84
Less distributions from:
Net investment income	—	(.70)	(.72)	(.30)	—	(.18)
Total distributions	—	(.70)	(.72)	(.30)	—	(.18)
Net asset value, end of period	$97.09	$84.38	$77.38	$92.50	$103.56	$85.18

Total Return[c]	15.08%	10.06%	(15.64%)	(10.36%)	21.55%	13.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,825	$6,439	$4,533	$9,719	$11,553	$10,752
Ratios to average net assets:
Net investment income (loss)	1.47%	0.59%	0.19%	0.62%	0.19%	(0.18%)
Total expenses[d]	1.72%	1.73%	1.66%	1.72%	1.71%	1.67%
Portfolio turnover rate	230%	1,616%	920%	608%	654%	903%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 28, 2016 — See Note 11.

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	February 22, 2008
C-Class	February 22, 2008
H-Class	February 22, 2008

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	27.5%
Guggenheim Strategy Fund II	18.4%
Total	45.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	Since Inception (02/22/08)
A-Class Shares	12.78%	21.77%	17.10%	1.50%
A-Class Shares with sales charge‡	7.42%	15.99%	15.97%	0.99%
C-Class Shares	12.35%	20.81%	16.37%	0.81%
C-Class Shares with CDSC§	11.35%	19.81%	16.37%	0.81%
H-Class Shares	12.80%	22.16%	17.22%	1.58%
Nikkei-225 Stock Average Index	6.40%	11.45%	9.69%	3.80%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
JAPAN 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 45.9%
Guggenheim Strategy Fund I1	35,894	$901,296
Guggenheim Strategy Fund II1	24,001	601,475
Total Mutual Funds
(Cost $1,495,545)		1,502,771

	Face Amount

U.S. TREASURY BILLS†† - 3.1%
U.S. Treasury Bill
1.03% due 12/14/17[2,3,4]	$100,000	99,806
Total U.S. Treasury Bills
(Cost $99,787)		99,806

REPURCHASE AGREEMENTS††,5 - 49.0%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	801,485	801,485
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	400,743	400,743
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17	199,268	199,268
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	182,072	182,072
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	19,095	19,095
Total Repurchase Agreements
(Cost $1,602,663)		1,602,663

Total Investments - 98.0%
(Cost $3,197,995)		$3,205,240
Other Assets & Liabilities, net - 2.0%		66,744
Total Net Assets - 100.0%		$3,271,984

Futures Contracts
Description	Contracts	Expiration Date	Notional Amount	Unrealized Gain (Loss)
Equity Futures Contracts Purchased†
Nikkei 225 (CME) Index Futures Contracts	64	Dec 2017	$6,524,800	$348,022

Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	59	Dec 2017	6,577,763	(113,735)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 5.
[2]	All or a portion of this security is pledged as futures collateral at September 30, 2017.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$348,022	$—	$—	$348,022
Mutual Funds	1,502,771	—	—	—	1,502,771
Repurchase Agreements	—	—	1,602,663	—	1,602,663
U.S. Treasury Bills	—	—	99,806	—	99,806
Total Assets	$1,502,771	$348,022	$1,702,469	$—	$3,553,262

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts	$—	$113,735	$—	$—	$113,735

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$599,382	$300,000	$—	$—	$1,914	$901,296	35,894	$6,598
Guggenheim Strategy Fund II	600,035	—	—	—	1,440	601,475	24,001	6,759
	$1,199,417	$300,000	$—	$—	$3,354	$1,502,771		$13,357

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $99,787)	$99,806
Investments in affiliated issuers, at value (cost $1,495,545)	1,502,771
Repurchase agreements, at value (cost $1,602,663)	1,602,663
Segregated cash with broker	54,692
Receivables:
Fund shares sold	16,881
Variation margin	3,460
Dividends	2,505
Swap settlement	650
Interest	89
Total assets	3,283,517

Liabilities:
Payable for:
Legal fees	2,602
Fund shares redeemed	2,128
Management fees	2,022
Distribution and service fees	717
Transfer agent and administrative fees	674
Portfolio accounting fees	270
Miscellaneous	3,120
Total liabilities	11,533
Commitments and contingent liabilities (Note 12)	—
Net assets	$3,271,984

Net assets consist of:
Paid in capital	$3,263,268
Accumulated net investment loss	(17,620)
Accumulated net realized loss on investments	(215,196)
Net unrealized appreciation on investments	241,532
Net assets	$3,271,984

A-Class:
Net assets	$300,497
Capital shares outstanding	2,606
Net asset value per share	$115.31
Maximum offering price per share (Net asset value divided by 95.25%)	$121.06

C-Class:
Net assets	$79,814
Capital shares outstanding	739
Net asset value per share	$108.00

H-Class:
Net assets	$2,891,673
Capital shares outstanding	24,895
Net asset value per share	$116.15

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends from securities of affiliated issuers	$13,357
Interest	19,544
Total investment income	32,901

Expenses:
Management fees	21,882
Distribution and service fees:
C-Class	325
A-Class	489
H-Class	6,723
Transfer agent and administrative fees	7,294
Portfolio accounting fees	2,918
Custodian fees	373
Trustees’ fees*	147
Miscellaneous	4,661
Total expenses	44,812
Net investment loss	(11,911)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Futures contracts	276,403
Net realized gain	276,403
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	19
Investments in affiliated issuers	3,354
Futures contracts	146,839
Net change in unrealized appreciation (depreciation)	150,212
Net realized and unrealized gain	426,615
Net increase in net assets resulting from operations	$414,704

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(11,911)	$(35,030)
Net realized gain on investments	276,403	2,807,128
Net change in unrealized appreciation (depreciation) on investments	150,212	(1,539)
Net increase in net assets resulting from operations	414,704	2,770,559

Capital share transactions:
Proceeds from sale of shares
A-Class	184,016	242,044
C-Class	467,414	259,751
H-Class	220,558,507	263,867,281
Cost of shares redeemed
A-Class	(314,952)	(299,177)
C-Class	(446,648)	(274,295)
H-Class	(221,177,055)	(265,800,357)
Net decrease from capital share transactions	(728,718)	(2,004,753)
Net increase (decrease) in net assets	(314,014)	765,806

Net assets:
Beginning of period	3,585,998	2,820,192
End of period	$3,271,984	$3,585,998
Accumulated net investment loss at end of period	$(17,620)	$(5,709)

Capital share activity:
Shares sold
A-Class	1,651	2,777	*
C-Class	4,453	3,281	*
H-Class	2,024,180	2,921,713	*
Shares redeemed
A-Class	(2,850)	(3,428	)*
C-Class	(4,252)	(3,495	)*
H-Class	(2,029,829)	(2,921,654	)*
Net decrease in shares	(6,647)	(806	)*

*	Capital share activity for the period presented through March 31, 2017 has been restated to reflect a 1:4 reverse share split effective November 4, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$102.24	$78.81	$93.15	$77.23	$69.56	$61.79
Income (loss) from investment operations:
Net investment income (loss)[b]	(.14)	(.74)	(1.12)	(1.00)	(1.24)	(.80)
Net gain (loss) on investments (realized and unrealized)	13.21	24.17	(13.22)	16.92	8.91	8.57
Total from investment operations	13.07	23.43	(14.34)	15.92	7.67	7.77
Net asset value, end of period	$115.31	$102.24	$78.81	$93.15	$77.23	$69.56

Total Return[c]	12.78%	29.73%	(15.41%)	20.61%	11.04%	12.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$300	$389	$351	$447	$624	$2,025
Ratios to average net assets:
Net investment income (loss)	(0.25%)	(0.80%)	(1.22%)	(1.27%)	(1.50%)	(1.40%)
Total expenses[d]	1.52%	1.52%	1.51%	1.54%	1.52%	1.51%
Portfolio turnover rate	—	1,225%	543%	405%	—	—

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$96.17	$74.63	$88.92	$73.98	$67.04	$59.95
Income (loss) from investment operations:
Net investment income (loss)[b]	(.51)	(1.33)	(1.68)	(1.56)	(1.72)	(1.16)
Net gain (loss) on investments (realized and unrealized)	12.34	22.87	(12.61)	16.50	8.66	8.25
Total from investment operations	11.83	21.54	(14.29)	14.94	6.94	7.09
Net asset value, end of period	$108.00	$96.17	$74.63	$88.92	$73.98	$67.04

Total Return[c]	12.35%	28.74%	(16.06%)	20.23%	10.32%	11.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80	$52	$56	$317	$104	$246
Ratios to average net assets:
Net investment income (loss)	(0.99%)	(1.53%)	(1.91%)	(2.04%)	(2.25%)	(2.15%)
Total expenses[d]	2.27%	2.27%	2.24%	2.30%	2.27%	2.25%
Portfolio turnover rate	—	1,225%	543%	405%	—	—

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$102.97	$79.15	$93.52	$77.52	$69.77	$61.96
Income (loss) from investment operations:
Net investment income (loss)[b]	(.23)	(.86)	(1.08)	(1.04)	(1.20)	(.80)
Net gain (loss) on investments (realized and unrealized)	13.41	24.68	(13.29)	17.04	8.95	8.61
Total from investment operations	13.18	23.82	(14.37)	16.00	7.75	7.81
Net asset value, end of period	$116.15	$102.97	$79.15	$93.52	$77.52	$69.77

Total Return[c]	12.80%	30.08%	(15.36%)	20.64%	11.12%	12.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,892	$3,145	$2,413	$16,862	$3,104	$9,020
Ratios to average net assets:
Net investment income (loss)	(0.41%)	(0.95%)	(1.17%)	(1.28%)	(1.50%)	(1.40%)
Total expenses[d]	1.53%	1.52%	1.49%	1.54%	1.52%	1.50%
Portfolio turnover rate	—	1,225%	543%	405%	—	—

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 share split effective November 4, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	17.3%
Guggenheim Strategy Fund I	6.0%
Total	23.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	(13.68%)	(4.75%)	3.48%	(0.89%)
A-Class Shares with sales charge‡	(17.77%)	(9.28%)	2.48%	(1.37%)
C-Class Shares	(13.99%)	(5.46%)	2.71%	(1.58%)
C-Class Shares with CDSC§	(14.85%)	(6.41%)	2.71%	(1.58%)
H-Class Shares	(13.67%)	(4.74%)	3.48%	(0.91%)
U.S. Dollar Index	(7.24%)	(2.49%)	3.09%	1.82%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 23.3%
Guggenheim Strategy Fund II1	70,094	$1,756,561
Guggenheim Strategy Fund I1	23,971	601,906
Total Mutual Funds
(Cost $2,335,172)		2,358,467

	Face Amount

U.S. TREASURY BILLS†† - 1.5%
U.S. Treasury Bill
1.03% due 12/14/17[2,3,4]	$150,000	149,709
Total U.S. Treasury Bills
(Cost $149,681)		149,709

REPURCHASE AGREEMENTS††,5 - 78.5%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17[6]	3,977,587	3,977,587

Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17[6]	1,988,793	1,988,793
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17[6]	996,514	996,513
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	896,710	896,710
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	94,045	94,045
Total Repurchase Agreements
(Cost $7,953,648)		7,953,648

Total Investments - 103.3%
(Cost $10,438,501)		$10,461,824
Other Assets & Liabilities, net - (3.3)%		(331,264)
Total Net Assets - 100.0%		$10,130,560

Futures Contracts
Description	Contracts	Expiration Date	Notional Amount	Unrealized Gain
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	196	Dec 2017	$18,209,380	$127,783

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Gain
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	1.31%	At Maturity	12/15/17	21,879	$2,031,652	$12,025

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 5.
[2]	All or a portion of this security is pledged as futures collateral at September 30, 2017.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as currency index swap collateral at September 30, 2017.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 – Other*	Level 2 Significant Observable Inputs	Level 2 – Other*	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts	$—	$127,783	$—	$—	$—	$127,783
Currency Index Swap Agreements	—	—	—	12,025	—	12,025
Mutual Funds	2,358,467	—	—	—	—	2,358,467
Repurchase Agreements	—	—	7,953,648	—	—	7,953,648
U.S. Treasury Bills	—	—	149,709	—	—	149,709
Total Assets	$2,358,467	$127,783	$8,103,357	$12,025	$—	$10,601,632

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$600,468	$—	$—	$—	$1,438	$601,906	23,971	$5,380
Guggenheim Strategy Fund II	1,752,355	—	—	—	4,206	1,756,561	70,094	19,740
	$2,352,823	$—	$—	$—	$5,644	$2,358,467		$25,120

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $149,681)	$149,709
Investments in affiliated issuers, at value (cost $2,335,172)	2,358,467
Repurchase agreements, at value (cost $7,953,648)	7,953,648
Segregated cash with broker	229,050
Unrealized appreciation on swap agreements	12,025
Receivables:
Fund shares sold	90,866
Swap settlement	48,026
Dividends	4,170
Interest	441
Total assets	10,846,402

Liabilities:
Payable for:
Fund shares redeemed	683,977
Management fees	8,845
Variation margin	5,876
Distribution and service fees	3,009
Transfer agent and administrative fees	2,457
Portfolio accounting fees	983
Miscellaneous	10,695
Total liabilities	715,842
Commitments and contingent liabilities (Note 12)	—
Net assets	$10,130,560

Net assets consist of:
Paid in capital	$31,027,819
Accumulated net investment loss	(125,385)
Accumulated net realized loss on investments	(20,935,005)
Net unrealized appreciation on investments	163,131
Net assets	$10,130,560

A-Class:
Net assets	$1,545,431
Capital shares outstanding	33,634
Net asset value per share	$45.95
Maximum offering price per share (Net asset value divided by 95.25%)	$48.24

C-Class:
Net assets	$897,527
Capital shares outstanding	21,602
Net asset value per share	$41.55

H-Class:
Net assets	$7,687,602
Capital shares outstanding	167,978
Net asset value per share	$45.77

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends from securities of affiliated issuers	$25,120
Interest	39,732
Total investment income	64,852

Expenses:
Management fees	48,743
Distribution and service fees:
C-Class	5,685
A-Class	2,313
H-Class	9,805
Transfer agent and administrative fees	13,539
Portfolio accounting fees	5,416
Registration fees	5,372
Custodian fees	729
Trustees’ fees*	712
Line of credit fees	19
Miscellaneous	6,245
Total expenses	98,578
Net investment loss	(33,726)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	11,277
Swap agreements	(399,709)
Futures contracts	(1,476,957)
Net realized loss	(1,865,389)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,442)
Investments in affiliated issuers	5,644
Swap agreements	82,815
Futures contracts	344,962
Net change in unrealized appreciation (depreciation)	430,979
Net realized and unrealized loss	(1,434,410)
Net decrease in net assets resulting from operations	$(1,468,136)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(33,726)	$(253,288)
Net realized gain (loss) on investments	(1,865,389)	2,122,644
Net change in unrealized appreciation (depreciation) on investments	430,979	459,977
Net increase (decrease) in net assets resulting from operations	(1,468,136)	2,329,333

Capital share transactions:
Proceeds from sale of shares
A-Class	1,463,798	8,015,246
C-Class	448,658	4,990,031
H-Class	35,484,474	156,831,439
Cost of shares redeemed
A-Class	(1,869,336)	(8,071,303)
C-Class	(676,478)	(5,831,709)
H-Class	(34,313,119)	(161,648,841)
Net increase (decrease) from capital share transactions	537,997	(5,715,137)
Net decrease in net assets	(930,139)	(3,385,804)

Net assets:
Beginning of period	11,060,699	14,446,503
End of period	$10,130,560	$11,060,699
Accumulated net investment loss at end of period	$(125,385)	$(91,659)

Capital share activity:
Shares sold
A-Class	29,723	154,635
C-Class	10,055	108,852
H-Class	742,347	3,132,819
Shares redeemed
A-Class	(38,264)	(152,304)
C-Class	(15,549)	(126,213)
H-Class	(715,931)	(3,214,633)
Net increase (decrease) in shares	12,381	(96,844)

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$53.23	$47.68	$55.75	$38.36	$42.75	$40.35
Income (loss) from investment operations:
Net investment income (loss)[b]	(.13)	(.55)	(.58)	(.56)	(.69)	(.63)
Net gain (loss) on investments (realized and unrealized)	(7.15)	6.10	(5.32)	17.95	(3.70)	3.03
Total from investment operations	(7.28)	5.55	(5.90)	17.39	(4.39)	2.40
Less distributions from:
Net realized gains	—	—	(2.17)	—	—	—
Total distributions	—	—	(2.17)	—	—	—
Net asset value, end of period	$45.95	$53.23	$47.68	$55.75	$38.36	$42.75

Total Return[c]	(13.68%)	11.64%	(11.01%)	45.33%	(10.27%)	5.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,545	$2,245	$1,900	$15,765	$3,547	$10,427
Ratios to average net assets:
Net investment income (loss)	(0.55%)	(1.07%)	(1.10%)	(1.19%)	(1.72%)	(1.53%)
Total expenses[d]	1.74%	1.73%	1.69%	1.68%	1.74%	1.66%
Portfolio turnover rate	—	142%	376%	299%	—	—

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$48.32	$43.60	$51.55	$35.74	$40.15	$38.14
Income (loss) from investment operations:
Net investment income (loss)[b]	(.29)	(.82)	(.85)	(.81)	(.94)	(.90)
Net gain (loss) on investments (realized and unrealized)	(6.48)	5.54	(4.93)	16.62	(3.47)	2.91
Total from investment operations	(6.77)	4.72	(5.78)	15.81	(4.41)	2.01
Less distributions from:
Net realized gains	—	—	(2.17)	—	—	—
Total distributions	—	—	(2.17)	—	—	—
Net asset value, end of period	$41.55	$48.32	$43.60	$51.55	$35.74	$40.15

Total Return[c]	(13.99%)	10.80%	(11.69%)	44.24%	(10.96%)	5.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$898	$1,309	$1,938	$3,836	$2,099	$3,530
Ratios to average net assets:
Net investment income (loss)	(1.29%)	(1.80%)	(1.75%)	(1.96%)	(2.48%)	(2.29%)
Total expenses[d]	2.49%	2.48%	2.45%	2.44%	2.50%	2.42%
Portfolio turnover rate	—	142%	376%	299%	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$53.03	$47.49	$55.53	$38.21	$42.60	$40.17
Income (loss) from investment operations:
Net investment income (loss)[b]	(.13)	(.56)	(.59)	(.56)	(.69)	(.63)
Net gain (loss) on investments (realized and unrealized)	(7.13)	6.10	(5.28)	17.88	(3.70)	3.06
Total from investment operations	(7.26)	5.54	(5.87)	17.32	(4.39)	2.43
Less distributions from:
Net realized gains	—	—	(2.17)	—	—	—
Total distributions	—	—	(2.17)	—	—	—
Net asset value, end of period	$45.77	$53.03	$47.49	$55.53	$38.21	$42.60

Total Return[c]	(13.67%)	11.64%	(11.00%)	45.33%	(10.31%)	6.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,688	$7,506	$10,608	$158,098	$9,764	$11,979
Ratios to average net assets:
Net investment income (loss)	(0.54%)	(1.11%)	(1.12%)	(1.19%)	(1.72%)	(1.53%)
Total expenses[d]	1.74%	1.73%	1.70%	1.68%	1.74%	1.66%
Portfolio turnover rate	—	142%	376%	299%	—	—

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	8.3%
Guggenheim Strategy Fund II	8.3%
Total	16.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	14.31%	1.57%	(7.66%)	(4.69%)
A-Class Shares with sales charge‡	8.88%	(3.27%)	(8.55%)	(5.15%)
C-Class Shares	13.92%	0.88%	(8.36%)	(5.41%)
C-Class Shares with CDSC§	12.92%	(0.12%)	(8.36%)	(5.41%)
H-Class Shares	14.34%	1.64%	(7.65%)	(4.69%)
U.S. Dollar Index	(7.24%)	(2.49%)	3.09%	1.82%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 16.7%
Guggenheim Strategy Fund I1	15,004	$376,752
Guggenheim Strategy Fund II1	15,033	376,732
Total Mutual Funds
(Cost $747,983)		753,484

	Face Amount

FEDERAL AGENCY NOTES†† - 22.1%
Federal Farm Credit Bank[2]
1.41% (Fed Bank Prime Loan Rate U.S. Daily + -283 bps) due 09/12/18[3]	$500,000	501,239
1.17% (Fed Bank Prime Loan Rate U.S. Daily + -308 bps) due 03/12/19[3]	500,000	500,072
Total Federal Agency Notes
(Cost $999,916)		1,001,311

U.S. TREASURY BILLS†† - 2.2%
U.S. Treasury Bill
1.03% due 12/14/17[4,5,6]	100,000	99,806
Total U.S. Treasury Bills
(Cost $99,787)		99,806
REPURCHASE AGREEMENTS††,7 - 68.7%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17[8]	1,551,712	1,551,712
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17[8]	775,856	775,856
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17[8]	403,380	403,380
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	336,581	336,581
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	35,300	35,300
Total Repurchase Agreements
(Cost $3,102,829)		3,102,829

Total Investments - 109.7%
(Cost $4,950,515)		$4,957,430
Other Assets & Liabilities, net - (9.7)%		(438,372)
Total Net Assets - 100.0%		$4,519,058

Futures Contracts
Description	Contracts	Expiration Date	Notional Amount	Unrealized Loss
Currency Futures Contract Sold Short†
U.S. Dollar Index Futures Contracts	91	Dec 2017	$8,454,355	$(58,690)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Loss
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	1.31%	At Maturity	12/15/17	6,578	$610,848	$(7,949)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 5.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Variable rate security. Rate indicated is rate effective at September 30, 2017.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2017.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Zero coupon rate security.
[7]	Repurchase Agreements — See Note 6.
[8]	All or a portion of this security is pledged as currency index swap collateral at September 30, 2017.

See Sector Classification in Other Information section.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 – Other*	Level 2 Significant Observable Inputs	Level 2 – Other*	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$—	$1,001,311	$—	$—	$1,001,311
Mutual Funds	753,484	—	—	—	—	753,484
Repurchase Agreements	—	—	3,102,829	—	—	3,102,829
U.S. Treasury Bills	—	—	99,806	—	—	99,806
Total Assets	$753,484	$—	$4,203,946	$—	$—	$4,957,430

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 – Other*	Level 2 Significant Observable Inputs	Level 2 – Other*	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts	$—	$58,690	$—	$—	$—	$58,690
Currency Index Swap Agreements	—	—	—	7,949	—	7,949
Total Liabilities	$—	$58,690	$—	$7,949	$—	$66,639

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$250,891	$225,000	$(100,000)	$—	$861	$376,752	15,004	$3,165
Guggenheim Strategy Fund II	250,840	225,000	(100,000)	—	892	376,732	15,033	3,955
	$501,731	$450,000	$(200,000)	$—	$1,753	$753,484		$7,120

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $1,099,703)	$1,101,117
Investments in affiliated issuers, at value (cost $747,983)	753,484
Repurchase agreements, at value (cost $3,102,829)	3,102,829
Segregated cash with broker	80,700
Receivables:
Variation margin	2,738
Fund shares sold	1,760
Dividends	1,278
Interest	856
Total assets	5,044,762

Liabilities:
Unrealized depreciation on swap agreements	7,949
Payable for:
Fund shares redeemed	455,627
Swap settlement	46,077
Management fees	5,146
Distribution and service fees	1,798
Transfer agent and administrative fees	1,429
Portfolio accounting fees	572
Miscellaneous	7,106
Total liabilities	525,704
Commitments and contingent liabilities (Note 12)	—
Net assets	$4,519,058

Net assets consist of:
Paid in capital	$17,664,927
Accumulated net investment loss	(35,463)
Accumulated net realized loss on investments	(13,050,682)
Net unrealized depreciation on investments	(59,724)
Net assets	$4,519,058

A-Class:
Net assets	$351,714
Capital shares outstanding	4,734
Net asset value per share	$74.30
Maximum offering price per share (Net asset value divided by 95.25%)	$78.00

C-Class:
Net assets	$570,809
Capital shares outstanding	8,535
Net asset value per share	$66.88

H-Class:
Net assets	$3,596,535
Capital shares outstanding	48,455
Net asset value per share	$74.22

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends from securities of affiliated issuers	$7,120
Interest	26,376
Total investment income	33,496

Expenses:
Management fees	29,030
Distribution and service fees:
C-Class	3,001
A-Class	2,051
H-Class	5,262
Transfer agent and administrative fees	8,064
Portfolio accounting fees	3,225
Custodian fees	423
Trustees’ fees*	209
Miscellaneous	7,144
Total expenses	58,409
Net investment loss	(24,913)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	142,929
Futures contracts	812,540
Net realized gain	955,469
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	983
Investments in affiliated issuers	1,753
Swap agreements	(23,919)
Futures contracts	(139,725)
Net change in unrealized appreciation (depreciation)	(160,908)
Net realized and unrealized gain	794,561
Net increase in net assets resulting from operations	$769,648

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(24,913)	$(67,934)
Net realized gain (loss) on investments	955,469	(1,547,174)
Net change in unrealized appreciation (depreciation) on investments	(160,908)	(161,375)
Net increase (decrease) in net assets resulting from operations	769,648	(1,776,483)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,657,179	6,990,845
C-Class	120,144	1,177,429
H-Class	20,066,698	66,296,972
Cost of shares redeemed
A-Class	(4,780,074)	(7,813,379)
C-Class	(322,997)	(919,788)
H-Class	(22,079,026)	(63,362,959)
Net increase (decrease) from capital share transactions	(2,338,076)	2,369,120
Net increase (decrease) in net assets	(1,568,428)	592,637

Net assets:
Beginning of period	6,087,486	5,494,849
End of period	$4,519,058	$6,087,486
Accumulated net investment loss at end of period	$(35,463)	$(10,550)

Capital share activity:
Shares sold
A-Class	67,164	100,872 *
C-Class	1,842	18,572 *
H-Class	286,684	917,915 *
Shares redeemed
A-Class	(67,420)	(113,327)*
C-Class	(5,144)	(14,545)*
H-Class	(316,300)	(888,300)*
Net increase (decrease) in shares	(33,174)	21,187 *

*	Capital share activity for the periods presented through March 31, 2017 has been restated to reflect a 1:6 reverse share split effective October 28, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$64.99	$75.31	$70.69	$107.17	$101.72	$113.72
Income (loss) from investment operations:
Net investment income (loss)[b]	(.23)	(.80)	(.84)	(1.20)	(1.80)	(1.68)
Net gain (loss) on investments (realized and unrealized)	9.54	(9.52)	5.46	(35.28)	7.25	(10.32)
Total from investment operations	9.31	(10.32)	4.62	(36.48)	5.45	(12.00)
Net asset value, end of period	$74.30	$64.99	$75.31	$70.69	$107.17	$101.72

Total Return[c]	14.31%	(13.69%)	6.54%	(34.04%)	5.37%	(10.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$352	$324	$1,314	$508	$1,129	$1,346
Ratios to average net assets:
Net investment income (loss)	(0.65%)	(1.13%)	(1.13%)	(1.23%)	(1.73%)	(1.53%)
Total expenses[d]	1.74%	1.72%	1.70%	1.70%	1.75%	1.65%
Portfolio turnover rate	29%	77%	699%	219%	—	—

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$58.72	$68.57	$64.88	$99.08	$94.76	$106.73
Income (loss) from investment operations:
Net investment income (loss)[b]	(.46)	(1.19)	(1.20)	(1.74)	(2.40)	(2.28)
Net gain (loss) on investments (realized and unrealized)	8.62	(8.66)	4.89	(32.46)	6.72	(9.69)
Total from investment operations	8.16	(9.85)	3.69	(34.20)	4.32	(11.97)
Net asset value, end of period	$66.88	$58.72	$68.57	$64.88	$99.08	$94.76

Total Return[c]	13.92%	(14.39%)	5.74%	(34.52%)	4.56%	(11.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$571	$695	$536	$163	$821	$1,687
Ratios to average net assets:
Net investment income (loss)	(1.46%)	(1.88%)	(1.81%)	(1.94%)	(2.49%)	(2.27%)
Total expenses[d]	2.49%	2.47%	2.45%	2.46%	2.52%	2.39%
Portfolio turnover rate	29%	77%	699%	219%	—	—

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$64.92	$75.23	$70.59	$106.99	$101.58	$113.59
Income (loss) from investment operations:
Net investment income (loss)[b]	(.26)	(.85)	(.78)	(1.14)	(1.80)	(1.62)
Net gain (loss) on investments (realized and unrealized)	9.56	(9.46)	5.42	(35.26)	7.21	(10.39)
Total from investment operations	9.30	(10.31)	4.64	(36.40)	5.41	(12.01)
Net asset value, end of period	$74.22	$64.92	$75.23	$70.59	$106.99	$101.58

Total Return[c]	14.34%	(13.73%)	6.54%	(33.99%)	5.32%	(10.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,597	$5,068	$3,645	$3,651	$5,449	$10,058
Ratios to average net assets:
Net investment income (loss)	(0.72%)	(1.19%)	(1.04%)	(1.20%)	(1.74%)	(1.52%)
Total expenses[d]	1.74%	1.71%	1.70%	1.70%	1.76%	1.64%
Portfolio turnover rate	29%	77%	699%	219%	—	—

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 28, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2017, the Trust consisted of fifty-three funds.

This report covers the S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund, (the “Funds”), each a non-diversified investment company. Only A-Class, C-Class and H-Class shares had been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(d) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

(e) Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(h) Income

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.06% at September 30, 2017.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign

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currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$20,104,760	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	62,772,394	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	16,833,305	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	9,093,343

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing over-the-counter (“OTC”) swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

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The following table represents the Funds’ use and volume of currency swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$3,358,973	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,741,876

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2017:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2017:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Currency Contracts*	Swaps Currency Contracts	Total Value at September 30, 2017
Europe 1.25x Strategy Fund	$165,367	$—	$—	$165,367
Japan 2x Strategy Fund	348,022	—	—	348,022
Strengthening Dollar 2x Strategy Fund	—	127,783	12,025	139,808

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Currency Contracts*	Swaps Currency Contracts	Total Value at September 30, 2017
Europe 1.25x Strategy Fund	$—	$51,868	$—	$51,868
Japan 2x Strategy Fund	—	113,735	—	113,735
Weakening Dollar 2x Strategy Fund	—	58,690	7,949	66,639

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended September 30, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended September 30, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Total
Europe 1.25x Strategy Fund	$137,556	$1,547,330	$—	$1,684,886
Japan 2x Strategy Fund	31,711	244,692	—	276,403
Strengthening Dollar 2x Strategy Fund	—	(1,476,957)	(399,709)	(1,876,666)
Weakening Dollar 2x Strategy Fund	—	812,540	142,929	955,469

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Total
Europe 1.25x Strategy Fund	$98,317	$(13,619)	$—	$84,698
Japan 2x Strategy Fund	448,763	(301,924)	—	146,839
Strengthening Dollar 2x Strategy Fund	—	344,962	82,815	427,777
Weakening Dollar 2x Strategy Fund	—	(139,725)	(23,919)	(163,644)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

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For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset In the Statements of Assets and Liabilities[1]	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$12,025	$—	$12,025	$(12,025)	$—	$—

					Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In the Statements of Assets and Liabilities[1]	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$7,949	$—	$7,949	$(7,949)	$—	$—

[1]	Exchange-traded derivatives are excluded from these reported amounts.

The following table presents deposits held by others in connection with derivative investments as of September 30, 2017. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Counterparty	Cash Pledged	Cash Received
Japan 2x Strategy Fund
Goldman Sachs Group	$54,692	$—
Japan 2x Strategy Fund Total	54,692	—
Strengthening Dollar 2x Strategy Fund
Goldman Sachs Group	229,050	—
Strengthening Dollar 2x Strategy Fund Total	229,050	—
Weakening Dollar 2x Strategy Fund
Goldman Sachs Group	80,700	—
Weakening Dollar 2x Strategy Fund Total	80,700	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

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Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

The Board of Trustees has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

For the period ended September 30, 2017, GFD retained sales charges of $90,853 relating to sales of A-Class shares of the Trust.

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Certain trustees and officers of the Trust are also officers of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned services, MUIS is entitled to receive a monthly fee equal to an annual percentage of the Funds’ average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At September 30, 2017, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			U.S Treasury Note
1.00%			1.13%
Due 10/02/17	$126,905,733	126,916,309	02/28/21	$131,780,200	$129,443,901

Bank of America Merrill Lynch			U.S. Treasury Note
1.05%			1.63%
Due 10/02/17	63,452,867	63,458,419	05/31/23	65,690,800	64,722,010

RBC Capital Markets LLC			U.S. TIP Notes
0.98%			1.13%
Due 10/02/17	35,069,861	35,072,725	01/15/21	30,577,200	35,771,371

HSBC Securities, Inc.			U.S. Treasury Strips
0.91%			0.00%
Due 10/02/17	23,879,390	23,881,201	08/15/39	44,888,000	24,357,007

UMB Financial Corp.			Federal Home Loan Bank
0.91%			1.25%
Due 10/02/17	2,504,407	2,504,597	06/08/18	2,000,000	2,007,147
			U.S. Treasury Note
			1.63%
			05/15/26	573,300	547,365

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of business each day; any additional collateral required due to changes in security values

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is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At September 30, 2017, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P 500® Pure Growth Fund	$613,925	$(613,925)	$—	$622,819	$—	$622,819
S&P 500® Pure Value Fund	765,352	(765,352)	—	797,810	—	797,810
S&P MidCap 400® Pure Growth Fund	4,327,541	(4,327,541)	—	4,421,049	—	4,421,049
S&P MidCap 400® Pure Value Fund	1,322,812	(1,322,812)	—	1,359,498	—	1,359,498
S&P SmallCap 600® Pure Growth Fund	753,001	(753,001)	—	770,484	—	770,484
S&P SmallCap 600® Pure Value Fund	521,267	(521,267)	—	536,523	—	536,523
Europe 1.25x Strategy Fund	4,218	(4,218)	—	4,294	—	4,294

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds have securities lending agreements to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

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At September 30, 2017, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
S&P 500® Pure Growth Fund	$92,150,870	$19,216,502	$(975,787)	$18,240,715
S&P 500® Pure Value Fund	61,177,822	8,294,743	(484,569)	7,810,174
S&P MidCap 400® Pure Growth Fund	105,330,525	13,558,537	(3,792,827)	9,765,710
S&P MidCap 400® Pure Value Fund	22,155,176	1,056,593	(98,984)	957,609
S&P SmallCap 600® Pure Growth Fund	13,845,327	2,606,830	(273,544)	2,333,286
S&P SmallCap 600® Pure Value Fund	15,905,923	679,277	(7,434)	671,843
Europe 1.25x Strategy Fund	14,619,415	834,296	(126,743)	707,553
Japan 2x Strategy Fund	3,198,560	354,839	(113,872)	240,967
Strengthening Dollar 2x Strategy Fund	10,440,057	161,575	—	161,575
Weakening Dollar 2x Strategy Fund	4,950,854	6,883	(66,946)	(60,063)

Note 9 – Securities Transactions

For the period ended September 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$109,100,558	$117,813,239
S&P 500® Pure Value Fund	70,020,663	70,408,921
S&P MidCap 400® Pure Growth Fund	59,651,989	64,929,914
S&P MidCap 400® Pure Value Fund	65,279,478	71,807,425
S&P SmallCap 600® Pure Growth Fund	62,335,466	84,123,338
S&P SmallCap 600® Pure Value Fund	200,134,849	207,004,113
Europe 1.25x Strategy Fund	39,865,925	32,348,080
Japan 2x Strategy Fund	300,000	—
Strengthening Dollar 2x Strategy Fund	—	2,500,000
Weakening Dollar 2x Strategy Fund	450,000	200,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2017, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
S&P 500® Pure Growth Fund	$15,774,528	$19,468,332	$3,365,077
S&P 500® Pure Value Fund	8,156,637	19,366,830	1,753,582
S&P MidCap 400® Pure Growth Fund	3,566,407	8,637,957	1,734,779
S&P MidCap 400® Pure Value Fund	3,409,302	4,658,384	149,588
S&P SmallCap 600® Pure Growth Fund	1,520,060	4,377,105	445,180
S&P SmallCap 600® Pure Value Fund	993,963	2,377,158	61,453
Europe 1.25x Strategy Fund	1,181,880	3,854,903	28,560

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2018. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.92% for the period ended September 30, 2017. The Funds did not have any borrowings outstanding under this agreement at September 30, 2017.

The average daily balances borrowed for the period ended September 30, 2017, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$2,781
S&P 500® Pure Value Fund	638
S&P MidCap 400® Pure Growth Fund	5,028
S&P MidCap 400® Pure Value Fund	11,742
S&P SmallCap 600® Pure Growth Fund	3,195
S&P SmallCap 600® Pure Value Fund	10,301
Europe 1.25x Strategy Fund	1,492

Note 11 – Share Splits

Share splits occurred for the following Funds at the close of business:

Fund	Effective Date	Split Type
S&P 500® Pure Value Fund	October 28, 2016	Two-for-One Share Split
Europe 1.25x Strategy Fund	October 28, 2016	One-for-Six Reverse Share Split
Japan 2x Strategy Fund	November 4, 2016	One-for-Four Reverse Share Split
Weakening Dollar 2x Strategy Fund	October 28, 2016	One-for-Six Reverse Share Split

The effect of these transactions was to multiply the number of outstanding shares of the S&P 500® Pure Value Fund by its split ratio, resulting in a corresponding decrease in the NAV and to divide the number of outstanding shares of the Europe 1.25x Strategy Fund, Japan 2x Strategy Fund and the Weakening Dollar 2x Strategy Fund by their respective reverse split ratio, resulting in a corresponding increase in the NAV. The share transactions presented in the Statements of Changes in net assets and the per share data in the Financial Highlights for each of the periods presented prior to the eff ective date, have been restated to reflect these respective share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

Note 12 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.) (“Reichman”).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

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On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment. On May 30, 2017, the shareholder defendants filed a motion to remand the proceedings in the Creditor Trust and Reichman Actions to the Bankruptcy Court, for consideration of the collateral estoppel ground for dismissal raised by the Bankruptcy Court’s ruling in the Blavatnik Action. On August 18, 2017, the plaintiff in the Creditor Trust action filed a notice of dismissal of claims brought against defendants who had not answered the Third Amended Complaint. The same day, the plaintiff in the Reichman action filed a notice of dismissal of all claims against named defendants who had not filed an answer and withdrew his request for class certification of a defendant class. On September 5, 2017, the Court entered an order dismissing the Creditor Trust and Reichman actions with prejudice. The Court’s order dismissed the actions as to all defendants as well as to unnamed members of the putative defendant class in the Reichman action.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set. On April 21, 2017, the Bankruptcy Court issued an Opinion and Order After Trial in a related Lyondell litigation (the “Blavatnik Action”) rejecting claims for intentional fraudulent transfer and constructive fraudulent transfer in connection with the 2007 LBO. Based on this related ruling in the Blavatnik Action, the shareholder defendants filed a motion to dismiss the Litigation Trust Action on the grounds of collateral estoppel on May 30, 2017. Although the Bankruptcy Court had not yet ruled on the motion to dismiss, on August 15, 2017, the plaintiff in the Litigation Trust action filed a notice of dismissal of all claims against the defendants who joined the motion to dismiss. On August 18, 2017, the Litigation Trust plaintiff also withdrew his request for class certification of a defendant class in the Litigation Trust action. On September 5, 2017, the Court entered an order dismissing the Litigation Trust action with prejudice. The Court’s order dismissed the action as to all defendants as well as to unnamed members of the putative defendant class.

As a result of the dismissals above, there are no longer claims pending against the Rydex Series Funds related to the Lyondell merger.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Continuation of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 25, 2017, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to the S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund, each a series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Board unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 26, 2017 (together, with the May 25 meeting, the “Meetings”). The Board considered the materials provided by the Advisor and the review conducted at the April 26 meeting to be an integral part of the Trustees’ deliberations and their process in considering the renewal of the Investment Advisory Agreement.

Prior to reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale and the absence of breakpoints in these fees and the Advisor’s rationale for not providing

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OTHER INFORMATION (Unaudited)(continued)

for breakpoints at this point in time; (d) each Fund’s overall fees and operating expenses compared with those of similar funds; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors that was controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to such Fund; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Funds and their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and tradability) that should be reviewed in context. With respect to tradability, in particular, the Board considered that non-tradable funds incur lower expense ratios than tradable funds because non-tradable funds experience less shareholder activity and lower transaction volumes than tradable funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. The Board also discussed the correlation between a Fund’s assets under management and tracking error, noting that a Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Fund’s size. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. In light of the relatively small size of many of the Funds and the fact that the size of individual Funds in the complex often increase and decrease significantly due to the unlimited

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OTHER INFORMATION (Unaudited)(concluded)

trading that is permitted among most of the Funds in the complex, the Board concluded that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under the distribution agreement, Distribution Plans, and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the continuation of the Investment Advisory Agreement was in the best interests of the Funds and their shareholders.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee ****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: Vice Chairman, Guggenheim Investments (2010-present). Former: President and CEO, certain other funds in the Fund complex (2012-November 2017); Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	226
Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, Chairwoman and Member of the Compliance and Risk Oversight Committee, and Member of the Nominating and Governance Committee from 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	133	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Nominating and Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (3) (2009-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee ****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present; Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
Werner E. Keller (1940)	Chairman and Trustee of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Member of the Audit Committee from 2005 to present; Member of the Investment and Performance Committee from 2014 to present; Member of the Compliance and Risk Oversight Committee from 2015 to present; Member of the Nominating and Governance Committee from 2015 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; and Chairman and Member of the Nominating and Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Member of the Nominating and Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee, and Chairwoman and Member of the Investment and Performance Committee from 2016 to present.	Current: Retired Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	133	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present). Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present). Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present). Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present). Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President (November 2017-present)
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (November 2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present). Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present). Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present). Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present). Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (November 2017-present)
Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (February-June 2017); Senior Analyst of US Fund Administration, HGINA (2014-January 2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

106 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 107

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9.30.2017

Rydex Funds Semi-Annual Report

Domestic Equity Fund
NASDAQ-100® Fund

GuggenheimInvestments.com	ROTCF-SEMI-0917x0318

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
NASDAQ-100® FUND	8
NOTES TO FINANCIAL STATEMENTS	24
OTHER INFORMATION	42
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	46
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	52

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2017

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semiannual shareholder report for NASDAQ-100® Fund (the “Fund”). This report covers performance for the six-month period ended September 30, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
October 31, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2017

Over the past few months, the equity markets have faced massive hurricanes in the South, rising tensions with North Korea and ongoing uncertainty surrounding domestic policy. Despite it all, the major stock indices continue to trade at or near record levels. The market’s resiliency seems to underscore that, at the end of the day, it’s fundamentals that drive equity markets and not political headlines or geopolitical tensions.

A noticeable shift in market sentiment during the third quarter led to a rotation into cyclical and small capitalization stocks. Value factors also began to outperform in September, a significant change from year-to-date performance. From a macro standpoint, the primary drivers of the value trade include rising inflationary expectations, economic growth and the prospects of tax reform.

Outside the U.S., both the European and emerging markets outperformed the Standard & Poor’s 500® (“S&P 500”) Index on a dollar denominated basis. Renewed interest in both regions reflected attractive relative valuation and the synchronized global economic expansion.

Assuming no major geopolitical or other unforeseen shocks, we expect the U.S. economy will grow by between 2.0–2.5% in real terms in 2017 and 2018, supported by a strong labor market at home, a synchronized upswing in the global economy, and favorable financial conditions. Risks to our growth outlook are to the upside if Washington delivers on promises to cut taxes. Third quarter economic data was less distorted by the recent hurricanes than expected, and rebuilding efforts should be a positive for growth leading into 2018.

The labor market is steadily tightening, as seen in the drop in the unemployment rate to a cycle low of 4.2% in September, underscoring the robust—and unsustainable—underlying trend in hiring. Leading indicators, including hiring intentions surveys, point to further declines in the unemployment rate. Meanwhile, inflation continues to be well below the U.S. Federal Reserve’s (the “Fed”) 2% longer-run goal, with core personal consumption expenditure inflation coming in at 1.3% in September. However, inflation lags Gross Domestic Product (“GDP”) growth by about six quarters; because growth has accelerated over the past year, and the dollar has depreciated, inflation will likely move closer to 2% by the second quarter of 2018.

The firming U.S. economy, coupled with synchronized global growth and stabilization in the U.S. dollar, is likely to be supportive of the U.S. earnings environment. On the valuation front, while elevated relative to long-term averages, multiples still remain well below extreme levels. Economic and financial conditions are supportive enough for the Fed to continue to resume a quarterly pattern of rate increases in December, and to begin balance sheet normalization this year. Interest rates are expected to remain supportive of risk assets.

For the six months ended September 30, 2017, the S&P 500® Index* returned 7.71%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 10.99%. The return of the MSCI Emerging Markets Index* was 14.66%.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2017

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 2.31% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 4.19%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.47% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain securities of financial companies, including investment companies.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2017 and ending September 30, 2017.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
NASDAQ-100® Fund
Investor Class	1.29%	9.88%	$ 1,000.00	$ 1,098.80	$ 6.79
A-Class	1.54%	9.72%	1,000.00	1,097.20	8.10
C-Class	2.29%	9.37%	1,000.00	1,093.70	12.02
H-Class	1.54%	9.76%	1,000.00	1,097.60	8.10

Table 2. Based on hypothetical 5% return (before expenses)
NASDAQ-100® Fund
Investor Class	1.29%	5.00%	$ 1,000.00	$ 1,018.60	$ 6.53
A-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
C-Class	2.29%	5.00%	1,000.00	1,013.59	11.56
H-Class	1.54%	5.00%	1,000.00	1,017.35	7.79

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2017 to September 30, 2017.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100 Index® (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Inception Dates:
Investor Class	February 14, 1994
A-Class	March 31, 2004
C-Class	March 26, 2001
H-Class	September 18, 2014

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	10.1%
Microsoft Corp.	7.3%
Amazon.com, Inc.	5.9%
Facebook, Inc. — Class A	5.1%
Alphabet, Inc. — Class C	4.2%
Alphabet, Inc. — Class A	3.7%
Comcast Corp. — Class A	2.3%
Intel Corp.	2.3%
Cisco Systems, Inc.	2.1%
Amgen, Inc.	1.7%
Top Ten Total	44.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
Investor Class Shares	9.88%	22.39%	16.42%	10.85%
A-Class Shares	9.72%	22.09%	16.10%	10.55%
A-Class Shares with sales charge‡	4.51%	16.30%	14.98%	10.01%
C-Class Shares	9.37%	21.24%	15.27%	9.77%
C-Class Shares with CDSC§	8.37%	20.24%	15.27%	9.77%
NASDAQ-100 Index	10.61%	24.08%	17.91%	12.24%

	6 month†	1 Year	Since Inception (09/18/14)
H-Class Shares	9.76%	22.14%	12.87%
NASDAQ-100 Index	10.61%	24.08%	14.60%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† - 86.7%

Technology - 33.1%
Apple, Inc.	681,717	$105,066,224
Microsoft Corp.	1,016,557	75,723,330
Intel Corp.	620,183	23,616,569
NVIDIA Corp.	79,190	14,156,796
Broadcom Ltd.	53,663	13,015,424
Texas Instruments, Inc.	130,667	11,712,990
QUALCOMM, Inc.	194,814	10,099,158
Adobe Systems, Inc.*	65,120	9,714,601
Applied Materials, Inc.	140,756	7,331,980
Activision Blizzard, Inc.	99,636	6,427,518
Micron Technology, Inc.*	147,036	5,782,926
Cognizant Technology Solutions Corp. — Class A	77,952	5,654,638
Electronic Arts, Inc.*	40,747	4,810,591
Intuit, Inc.	33,815	4,806,464
Analog Devices, Inc.	48,525	4,181,399
Lam Research Corp.	21,441	3,967,443
Fiserv, Inc.*	27,778	3,582,251
Western Digital Corp.	38,918	3,362,515
Autodesk, Inc.*	28,930	3,247,682
Cerner Corp.*	43,763	3,121,177
Paychex, Inc.	47,434	2,844,143
Microchip Technology, Inc.	30,716	2,757,682
NetEase, Inc. ADR	10,012	2,641,266
Skyworks Solutions, Inc.	24,250	2,471,075
Check Point Software Technologies Ltd.*	21,571	2,459,525
Xilinx, Inc.	32,811	2,324,003
KLA-Tencor Corp.	20,700	2,194,200
CA, Inc.	55,600	1,855,928
Maxim Integrated Products, Inc.	37,228	1,776,148
Citrix Systems, Inc.*	19,997	1,536,170
Seagate Technology plc	37,988	1,260,062
Akamai Technologies, Inc.*	22,625	1,102,290
Total Technology		344,604,168

Communications - 32.0%
Amazon.com, Inc.*	63,402	60,951,512
Facebook, Inc. — Class A*	312,841	53,455,141
Alphabet, Inc. — Class C*	45,895	44,018,353
Alphabet, Inc. — Class A*	39,337	38,303,224
Comcast Corp. — Class A	620,834	23,889,691
Cisco Systems, Inc.	659,917	22,193,009
Charter Communications, Inc. — Class A*	34,036	12,369,363
Priceline Group, Inc.*	6,475	11,854,560
Netflix, Inc.*	56,983	10,333,867
Baidu, Inc. ADR*	36,364	9,006,999
T-Mobile US, Inc.*	109,684	6,763,115
eBay, Inc.*	141,262	5,432,937
JD.com, Inc. ADR*	121,154	4,628,083
Twenty-First Century Fox, Inc. — Class A	138,916	3,664,604
Sirius XM Holdings, Inc.[1]	608,834	3,360,764
Ctrip.com International Ltd. ADR*	60,458	3,188,555
Twenty-First Century Fox, Inc. — Class B	105,391	2,718,034
Symantec Corp.	81,108	2,661,153
Expedia, Inc.	18,324	2,637,557
Liberty Global plc — Class C*	78,604	2,570,351
Vodafone Group plc ADR	61,328	1,745,395
DISH Network Corp. — Class A*	30,049	1,629,557
MercadoLibre, Inc.	5,828	1,509,044
Viacom, Inc. — Class B	46,553	1,296,036
Liberty Global plc — Class A*	29,760	1,009,162
Liberty Ventures*	10,732	617,627
Discovery Communications, Inc. — Class C*	28,841	584,319

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
NASDAQ-100® FUND

	Shares	Value

Discovery Communications, Inc. — Class A*	20,316	$432,528
Liberty Global plc LiLAC — Class C*	15,940	371,402
Liberty Global plc LiLAC — Class A*	6,423	152,610
Total Communications		333,348,552

Consumer, Non-cyclical - 14.0%
Amgen, Inc.	96,304	17,955,881
Celgene Corp.*	103,256	15,056,790
Gilead Sciences, Inc.	172,359	13,964,526
Kraft Heinz Co.	160,787	12,469,032
PayPal Holdings, Inc.*	158,695	10,161,241
Biogen, Inc.*	27,905	8,737,614
Mondelez International, Inc. — Class A	198,982	8,090,608
Automatic Data Processing, Inc.	58,649	6,411,509
Regeneron Pharmaceuticals, Inc.*	13,890	6,210,497
Intuitive Surgical, Inc.*	4,921	5,146,776
Vertex Pharmaceuticals, Inc.*	33,275	5,059,131
Express Scripts Holding Co.*	76,226	4,826,630
Monster Beverage Corp.*	74,988	4,143,087
Alexion Pharmaceuticals, Inc.*	29,457	4,132,523
Illumina, Inc.*	19,269	3,838,385
Incyte Corp.*	27,149	3,169,374
Mylan N.V.*	70,780	2,220,369
BioMarin Pharmaceutical, Inc.*	23,132	2,152,895
Cintas Corp.[1]	13,916	2,007,800
Dentsply Sirona, Inc.	30,290	1,811,645
Verisk Analytics, Inc. — Class A*	21,718	1,806,720
IDEXX Laboratories, Inc.*	11,519	1,791,089
Henry Schein, Inc.*	20,868	1,710,967
Shire plc ADR	9,620	1,473,207
Hologic, Inc.*	37,018	1,358,190
Total Consumer, Non-cyclical		145,706,486

Consumer, Cyclical - 6.8%
Walgreens Boots Alliance, Inc.	141,234	10,906,090
Starbucks Corp.	190,568	10,235,408
Costco Wholesale Corp.	57,886	9,510,091
Tesla, Inc.*,1	22,026	7,513,068
Marriott International, Inc. — Class A	49,153	5,419,610
PACCAR, Inc.	46,376	3,354,840
Ross Stores, Inc.	51,365	3,316,638
American Airlines Group, Inc.	64,276	3,052,467
Dollar Tree, Inc.*	31,259	2,713,906
O’Reilly Automotive, Inc.*,1	11,616	2,501,738
Wynn Resorts Ltd.	13,537	2,015,930
Ulta Beauty, Inc.*	8,107	1,832,668
Fastenal Co.	38,008	1,732,405
Norwegian Cruise Line Holdings Ltd.*	30,113	1,627,608
Hasbro, Inc.	16,509	1,612,434
Liberty Interactive Corporation QVC Group — Class A*	55,690	1,312,613
Tractor Supply Co.	16,721	1,058,272
Mattel, Inc.[1]	45,233	700,207
Total Consumer, Cyclical		70,415,993

Industrial - 0.8%
CSX Corp.	120,541	6,540,554
J.B. Hunt Transport Services, Inc.	14,444	1,604,440
Total Industrial		8,144,994

Total Common Stocks
(Cost $522,461,685)		902,220,193

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
NASDAQ-100® FUND

	Shares	Value

MUTUAL FUNDS† - 1.9%
Guggenheim Strategy Fund II2	356,055	$8,922,739
Guggenheim Strategy Fund III[2]	319,831	8,008,556
Guggenheim Strategy Fund I2	104,674	2,628,367
Total Mutual Funds
(Cost $19,427,874)		19,559,662

	Face Amount

FEDERAL AGENCY NOTES†† - 8.9%
Freddie Mac[3]
1.24% due 08/24/18[4]	$12,500,000	12,498,213
1.12% due 01/26/22[4]	10,000,000	9,992,880
0.80% due 10/27/17	7,500,000	7,498,680
0.74% due 10/25/19[4]	7,412,000	7,404,106
1.00% due 10/28/19[4]	5,750,000	5,747,913
Total Freddie Mac		43,141,792
Federal Farm Credit Bank[5]
1.17% (U.S. Prime Rate -308 bps) due 03/12/19[6]	40,000,000	40,005,753
Federal Home Loan Bank[5]
1.08% (1 Month USD LIBOR -15 bps) due 12/13/17[6]	7,500,000	7,499,996
1.00% due 10/26/18[4]	2,000,000	1,998,044
Total Federal Home Loan Bank		9,498,040
Total Federal Agency Notes
(Cost $92,642,470)		92,645,585

U.S. TREASURY BILLS†† - 0.2%
U.S. Treasury Bill
1.01% due 12/28/17[7,8,9]	2,000,000	1,994,937
1.05% due 12/14/17[8,9,10]	250,000	249,515
Total U.S. Treasury Bills
(Cost $2,244,337)		2,244,452

REPURCHASE AGREEMENTS††,11 - 2.1%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17[7]	11,177,180	11,177,180
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17[7]	5,588,590	5,588,590
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17[7]	3,572,585	3,572,585
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	1,820,762	1,820,762
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	190,957	190,957
Total Repurchase Agreements
(Cost $22,350,074)		22,350,074

	Shares

SECURITIES LENDING COLLATERAL†,12 - 1.0%
First American Government Obligations Fund — Class Z, 0.89%[13]	10,139,049	10,139,049
Total Securities Lending Collateral
(Cost $10,139,049)		10,139,049

Total Investments - 100.8%
(Cost $669,265,489)		$1,049,159,015
Other Assets & Liabilities, net - (0.8)%		(8,514,890)
Total Net Assets - 100.0%		$1,040,644,125

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
NASDAQ-100® FUND

Futures Contracts
Description	Contracts	Expiration date	Notional Amount	Unrealized Gain
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	10	12/31/17	$1,196,200	$22,672

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Gain
OTC Equity Index Swap Agreements††
BNP Paribas	NASDAQ-100 Index	1.74%	At Maturity	10/30/17	15,275	$91,333,070	$603,750
Barclays Bank plc	NASDAQ-100 Index	1.70%	At Maturity	10/31/17	4,763	28,481,469	216,212
Goldman Sachs International	NASDAQ-100 Index	1.80%	At Maturity	10/27/17	2,744	16,409,711	209,398
						$136,224,250	$1,029,360

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 7.
[2]	Affiliated issuer.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[5]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[6]	Variable rate security. Rate indicated is rate effective at September 30, 2017.
[7]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2017.
[8]	Rate indicated is the effective yield at the time of purchase.
[9]	Zero coupon rate security.
[10]	All or a portion of this security is pledged as futures collateral at September 30, 2017.
[11]	Repurchase Agreements — See Note 6.
[12]	Securities lending collateral — See Note 7.
[13]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company
LIBOR — London Interbank Offered Rate
USD — United States Dollar

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
NASDAQ-100® FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$902,220,193	$—	$—	$—	$—	$902,220,193
Equity Futures Contracts	—	22,672	—	—	—	22,672
Equity Index Swap Agreements	—	—	—	1,029,360	—	1,029,360
Federal Agency Notes	—	—	92,645,585	—	—	92,645,585
Mutual Funds	19,559,662	—	—	—	—	19,559,662
Repurchase Agreements	—	—	22,350,074	—	—	22,350,074
Securities Lending Collateral	10,139,049	—	—	—	—	10,139,049
U.S. Treasury Bills	—	—	2,244,452	—	—	2,244,452
Total Assets	$931,918,904	$22,672	$117,240,111	$1,029,360	$—	$1,050,211,047

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$12,527,345	$75,000	$(10,000,000)	$111,554	$(85,532)	$2,628,367	104,674	$110,460
Guggenheim Strategy Fund II	11,992,159	900,000	(4,000,000)	23,487	7,093	8,922,739	356,055	139,700
Guggenheim Strategy Fund III	—	8,000,000	—	—	8,556	8,008,556	319,831	87,943
	$24,519,504	$8,975,000	$(14,000,000)	$135,041	$(69,883)	$19,559,662		$338,103

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
NASDAQ-100® FUND

September 30, 2017

Assets:
Investments in unaffiliated issuers, at value - including $9,926,791 of securities loaned (cost $627,487,541)	$1,007,249,279
Investments in affiliated issuers, at value (cost $19,427,874)	19,559,662
Repurchase agreements, at value (cost $22,350,074)	22,350,074
Cash	54,418
Segregated cash with broker	872,745
Unrealized appreciation on swap agreements	1,029,360
Receivables:
Fund shares sold	1,653,265
Swap settlement	375,111
Dividends	245,801
Interest	144,671
Variation margin	51,942
Securities lending income	4,306
Total assets	1,053,590,634

Liabilities:
Payable for:
Return of securities loaned	10,139,049
Fund shares redeemed	1,255,233
Management fees	644,477
Transfer agent and administrative fees	214,826
Distribution and service fees	85,463
Securities purchased	75,000
Portfolio accounting fees	53,519
Miscellaneous	478,942
Total liabilities	12,946,509
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,040,644,125

Net assets consist of:
Paid in capital	$604,241,337
Accumulated net investment loss	(954,609)
Accumulated net realized gain on investments	56,411,839
Net unrealized appreciation on investments	380,945,558
Net assets	$1,040,644,125

Investor Class:
Net assets	$843,514,130
Capital shares outstanding	25,028,107
Net asset value per share	$33.70

A-Class:
Net assets	$69,284,865
Capital shares outstanding	2,216,013
Net asset value per share	$31.27
Maximum offering price per share (Net asset value divided by 95.25%)	$32.83

C-Class:
Net assets	$72,858,520
Capital shares outstanding	2,623,001
Net asset value per share	$27.78

H-Class:
Net assets	$54,986,610
Capital shares outstanding	1,759,094
Net asset value per share	$31.26

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (Unaudited)
NASDAQ-100® FUND

Period Ended September 30, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $3,417)	$5,160,246
Dividends from securities of affiliated issuers	338,103
Interest	703,475
Income from securities lending, net	43,408
Other income	1,122
Total investment income	6,246,354

Expenses:
Management fees	3,875,939
Distribution and service fees:
C-Class	345,056
A-Class	91,244
H-Class	75,287
Transfer agent and administrative fees	1,291,980
Registration fees	473,492
Portfolio accounting fees	324,252
Custodian fees	68,908
Trustees’ fees*	40,853
Line of credit fees	3,425
Miscellaneous	610,527
Total expenses	7,200,963
Net investment loss	(954,609)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$9,491,026
Investments in affiliated issuers	135,041
Swap agreements	13,611,373
Futures contracts	4,483,814
Net realized gain	27,721,254
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	68,442,007
Investments in affiliated issuers	(69,883)
Swap agreements	622,762
Futures contracts	(256,862)
Net change in unrealized appreciation (depreciation)	68,738,024
Net realized and unrealized gain	96,459,278
Net increase in net assets resulting from operations	$95,504,669

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

STATEMENTS OF CHANGES IN NET ASSETS
NASDAQ-100® FUND

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(954,609)	$(2,577,210)
Net realized gain on investments	27,721,254	119,120,680
Net change in unrealized appreciation (depreciation) on investments	68,738,024	29,744,202
Net increase in net assets resulting from operations	95,504,669	146,287,672

Distributions to shareholders from:
Net realized gains
Investor Class	—	(11,493,337)
A-Class	—	(1,213,212)
C-Class	—	(908,738)
H-Class	—	(730,868)
Total distributions to shareholders	—	(14,346,155)

Capital share transactions:
Proceeds from sale of shares
Investor Class	542,963,496	730,466,228
A-Class	31,510,391	379,758,963
C-Class	17,950,359	26,908,652
H-Class	94,788,154	149,256,328
Distributions reinvested
Investor Class	—	11,102,330
A-Class	—	1,121,838
C-Class	—	870,733
H-Class	—	730,637
Cost of shares redeemed
Investor Class	(537,276,958)	(761,641,400)
A-Class	(32,327,479)	(386,462,077)
C-Class	(9,671,896)	(15,520,363)
H-Class	(98,680,225)	(272,703,570)
Net increase (decrease) from capital share transactions	9,255,842	(136,111,701)
Net increase (decrease) in net assets	104,760,511	(4,170,184)

Net assets:
Beginning of period	935,883,614	940,053,798
End of period	$1,040,644,125	$935,883,614
Accumulated net investment loss at end of period	$(954,609)	$—

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
NASDAQ-100® FUND

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Capital share activity:
Shares sold
Investor Class	16,887,216	26,388,585
A-Class	1,070,652	15,502,252
C-Class	674,329	1,153,374
H-Class	3,158,490	5,959,584
Shares issued from reinvestment of distributions
Investor Class	—	407,126
A-Class	—	44,254
C-Class	—	38,409
H-Class	—	28,833
Shares redeemed
Investor Class	(16,650,665)	(27,904,023)
A-Class	(1,076,642)	(15,841,438)
C-Class	(359,585)	(682,673)
H-Class	(3,275,502)	(11,346,835)
Net increase (decrease) in shares	428,293	(6,252,552)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

FINANCIAL HIGHLIGHTS
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Period Ended Sept. 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per Share Data
Net asset value, beginning of period	$30.68	$25.75	$25.38	$21.38	$18.38	$17.92
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	(.06)	(.05)	(.01)	.02	.02
Net gain (loss) on investments (realized and unrealized)	3.03	5.47	.96	4.39	5.01	.44
Total from investment operations	3.02	5.41	.91	4.38	5.03	.46
Less distributions from:
Net realized gains	—	(.48)	(.54)	(.38)	(2.03)	—
Total distributions	—	(.48)	(.54)	(.38)	(2.03)	—
Net asset value, end of period	$33.70	$30.68	$25.75	$25.38	$21.38	$18.38

Total Return[c]	9.88%	21.21%	3.49%	20.53%	27.74%	2.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$843,514	$760,485	$667,018	$769,257	$632,598	$461,269
Ratios to average net assets:
Net investment income (loss)	(0.09%)	(0.21%)	(0.19%)	(0.05%)	0.10%	0.13%
Total expenses[d]	1.29%	1.29%	1.25%	1.26%	1.29%	1.26%
Portfolio turnover rate	35%	72%	228%	267%	141%	94%

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended Sept. 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per Share Data
Net asset value, beginning of period	$28.49	$24.04	$23.78	$20.10	$17.42	$17.03
Income (loss) from investment operations:
Net investment income (loss)[b]	(.05)	(.13)	(.10)	(.06)	(.03)	(.02)
Net gain (loss) on investments (realized and unrealized)	2.83	5.06	.90	4.12	4.74	.41
Total from investment operations	2.78	4.93	.80	4.06	4.71	.39
Less distributions from:
Net realized gains	—	(.48)	(.54)	(.38)	(2.03)	—
Total distributions	—	(.48)	(.54)	(.38)	(2.03)	—
Net asset value, end of period	$31.27	$28.49	$24.04	$23.78	$20.10	$17.42

Total Return[c]	9.72%	20.76%	3.26%	20.24%	27.42%	2.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,285	$63,311	$60,499	$70,821	$21,751	$23,656
Ratios to average net assets:
Net investment income (loss)	(0.34%)	(0.51%)	(0.42%)	(0.29%)	(0.14%)	(0.09%)
Total expenses[d]	1.54%	1.53%	1.51%	1.50%	1.54%	1.52%
Portfolio turnover rate	35%	72%	228%	267%	141%	94%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended Sept. 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per Share Data
Net asset value, beginning of period	$25.41	$21.62	$21.60	$18.42	$16.22	$15.97
Income (loss) from investment operations:
Net investment income (loss)[b]	(.15)	(.28)	(.26)	(.21)	(.16)	(.13)
Net gain (loss) on investments (realized and unrealized)	2.52	4.55	.82	3.77	4.39	.38
Total from investment operations	2.37	4.27	.56	3.56	4.23	.25
Less distributions from:
Net realized gains	—	(.48)	(.54)	(.38)	(2.03)	—
Total distributions	—	(.48)	(.54)	(.38)	(2.03)	—
Net asset value, end of period	$27.78	$25.41	$21.62	$21.60	$18.42	$16.22

Total Return[c]	9.37%	19.98%	2.48%	19.37%	26.46%	1.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72,859	$58,647	$38,900	$32,324	$19,175	$13,015
Ratios to average net assets:
Net investment income (loss)	(1.09%)	(1.21%)	(1.19%)	(1.05%)	(0.89%)	(0.84%)
Total expenses[d]	2.29%	2.28%	2.26%	2.25%	2.29%	2.26%
Portfolio turnover rate	35%	72%	228%	267%	141%	94%

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended Sept. 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$28.49	$24.00	$23.76	$22.91
Income (loss) from investment operations:
Net investment income (loss)[b]	(.05)	(.14)	(.13)	.01
Net gain (loss) on investments (realized and unrealized)	2.82	5.11	.91	1.22
Total from investment operations	2.77	4.97	.78	1.23
Less distributions from:
Net realized gains	—	(.48)	(.54)	(.38)
Total distributions	—	(.48)	(.54)	(.38)
Net asset value, end of period	$31.26	$28.49	$24.00	$23.76

Total Return[c]	9.76%	20.92%	3.18%	5.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,987	$53,441	$173,638	$12,009
Ratios to average net assets:
Net investment income (loss)	(0.31%)	(0.57%)	(0.51%)	0.07%
Total expenses[d]	1.54%	1.54%	1.51%	1.47%
Portfolio turnover rate	35%	72%	228%	267%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]
Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since commencement of operation of the Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2017, the Trust consisted of fifty-three funds (the “Funds”).

This report covers the NASDAQ-100® Fund (the “Fund”), a non-diversified investment company. Only Investor Class, A-Class, C-Class, and H-Class shares had been issued by the Fund.

The Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The swaps’ values are then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Interests in Securities

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Fund and reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2017, if any, are disclosed in the Fund’s statement of assets and liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(i) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.06% at September 30, 2017.

(j) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long
NASDAQ-100® Fund	Index exposure, Liquidity	$12,187,775

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing over-the-counter (“OTC”) swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Fund’s use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long
NASDAQ-100® Fund	Index exposure, Liquidity	$131,824,289

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2017:

Derivative Investment Type	Asset Derivatives
Equity contracts	Variation margin
Unrealized appreciation on swap agreements

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2017:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Total Value at September 30, 2017
NASDAQ-100® Fund	$22,672	$1,029,360	$1,052,032

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended September 30, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended September 30, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Total
NASDAQ-100® Fund	$4,483,814	$13,611,373	$18,095,187

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Total
NASDAQ-100® Fund	$(256,862)	$622,762	$365,900

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any,arereported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:

Fund	Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
NASDAQ-100® Fund	Swap equity contracts	$1,029,360	$—	$1,029,360	$—	$—	$1,029,360

The following table presents deposits held by others in connection with derivative investments as of September 30, 2017. The derivatives tables following the Schedule of Investments list each counteryparty for which cash collateral may have been pledged or received at period end. The Fund has the right to offset these deposits against any related liabilities outstanding with each counterparty.

Counterparty	Cash Pledged	Cash Received
NASDAQ-100® Fund
Barclays Bank plc	$850,995	—
Goldman Sachs Group	21,750	—
NASDAQ-100® Fund Total	872,745	—

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended September 30, 2017, GFD retained sales charges of $90,853 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned services, MUIS is entitled to receive a monthly fee equal to an annual percentage of the Funds’ average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2017, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			U.S Treasury Note
1.00%			1.13%
Due 10/02/17	$126,905,733	$126,916,309	02/28/21	$131,780,200	$129,443,901

Bank of America Merrill Lynch			U.S. Treasury Note
1.05%			1.63%
Due 10/02/17	63,452,867	63,458,419	05/31/23	65,690,800	64,722,010

RBC Capital Markets LLC			U.S. TIP Notes
0.98%			1.13%
Due 10/02/17	35,069,861	35,072,725	01/15/21	30,577,200	35,771,371

HSBC Securities, Inc.			U.S. Treasury Strips
0.91%			0.00%
Due 10/02/17	23,879,390	23,881,201	08/15/39	44,888,000	24,357,007

UMB Financial Corp.			Federal Home Loan Bank
0.91%			1.25%
Due 10/02/17	2,504,407	2,504,597	06/08/18	2,000,000	2,007,147
			U.S. Treasury Note
			1.63%
			05/15/26	573,300	547,365
				2,573,300	2,554,512

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Fund may lend its securities to approved brokers to earn additional income. Security lending income shown on the Statement of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Fund act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Fund receives cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Fund’s securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Fund bears the risk of loss on cash collateral investments.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At September 30, 2017, the Fund participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
NASDAQ-100® Fund	$9,926,791	$(9,926,791)	$—	$10,139,049	$—	$10,139,049

(a)	Actual collateral received by the Fund is greater than the amount shown due to over collateralization.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At September 30, 2017, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
NASDAQ-100® Fund	$709,682,140	$343,630,678	$(3,101,770)	$340,528,908

Note 9 – Securities Transactions

For the period ended September 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
NASDAQ-100® Fund	$369,456,001	$314,995,011

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2017, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
NASDAQ-100® Fund	$226,369,231	$180,767,234	$8,122,520

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2018. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Rate, minus 2%, which shall be paid monthly, averaging 1.92% for the period ended September 30, 2017. The Fund did not have any borrowings outstanding under this agreement at September 30, 2017.

Note 11 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.) (“Reichman”).

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment. On May 30, 2017, the shareholder defendants filed a motion to remand the proceedings in the Creditor Trust and Reichman Actions to the Bankruptcy Court, for consideration of the collateral estoppel ground for dismissal raised by the Bankruptcy Court’s ruling in the Blavatnik Action. On August 18, 2017, the plaintiff in the Creditor Trust action filed a notice of dismissal of claims brought against defendants who had not answered the Third Amended Complaint. The same day, the plaintiff in the Reichman action filed a notice of dismissal of all claims against named defendants who had not filed an answer and withdrew his request for class certification of a defendant class. On September 5, 2017, the Court

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

entered an order dismissing the Creditor Trust and Reichman actions with prejudice. The Court’s order dismissed the actions as to all defendants as well as to unnamed members of the putative defendant class in the Reichman action.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set. On April 21, 2017, the Bankruptcy Court issued an Opinion and Order After Trial in a related Lyondell litigation (the “Blavatnik Action”) rejecting claims for intentional fraudulent transfer and constructive fraudulent transfer in connection with the 2007 LBO. Based on this related ruling in the Blavatnik Action, the shareholder defendants filed a motion to dismiss the Litigation Trust Action on the grounds of collateral estoppel on May 30, 2017. Although the Bankruptcy Court had not yet ruled on the motion to dismiss, on August 15, 2017, the plaintiff in the Litigation Trust action filed a notice of dismissal of all claims against the defendants who joined the motion to dismiss. On August 18, 2017, the Litigation Trust plaintiff also withdrew his request for class certification of a defendant class in the Litigation Trust action. On September 5, 2017, the Court entered an order dismissing the Litigation Trust action with prejudice. The Court’s order dismissed the action as to all defendants as well as to unnamed members of the putative defendant class.

As a result of the dismissals above, there are no longer claims pending against the Rydex Series Funds related to the Lyondell merger.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Continuation of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 25, 2017, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to the NASDAQ-100® Fund, a series of the Trust (the “Fund”). The Board unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 26, 2017 (together, with the May 25 meeting, the “Meetings”). The

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OTHER INFORMATION (Unaudited)(continued)

Board considered the materials provided by the Advisor and the review conducted at the April 26 meeting to be an integral part of the Trustees’ deliberations and their process in considering the renewal of the Investment Advisory Agreement.

Prior to reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Fund. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Fund’s fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Fund’s advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale and the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (d) the Fund’s overall fees and operating expenses compared with those of similar funds; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Fund; and (k) the Advisor’s maintenance of operational resources necessary to manage the Fund in a professional manner consistent with the best interests of the Fund and its shareholders. In its deliberations, the Trustees did not identify any particular factor or factors that was controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for the Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to such Fund; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

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OTHER INFORMATION (Unaudited)(continued)

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Fund uses derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Fund in the past, and whether these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Fund to receive high quality services at a cost that was appropriate and reasonable.

Fund Expenses and Performance of the Fund and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of the Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare reports to help the Board compare the Fund’s fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the reports, the Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise the Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer group compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Fund and its peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and tradability) that should be reviewed in context. With respect to tradability, in particular, the Board considered that non-tradable funds incur lower expense ratios than tradable funds because non-tradable funds experience less shareholder activity and lower transaction volumes than tradable funds. The statistical information related to the performance of the Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. The Board also discussed the correlation between the Fund’s assets under management and tracking error, noting that the Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Fund’s size. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Fund are reasonable in relation to the nature and quality of the services provided by the Advisor.

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OTHER INFORMATION (Unaudited)(concluded)

Costs of Services Provided to the Fund and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Fund to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board analyzed the Fund’s expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Fund by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Fund is not excessive in view of the nature and quality of the services provided by the Advisor.

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Fund’s asset levels. In light of the relatively small size of the Fund, the Board concluded that the Fund has not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board noted that it intends to continue to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the Fund, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under the distribution agreement, Distribution Plans, and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliate’s commitment to the Fund, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: Vice Chairman, Guggenheim Investments (2010-present). Former: President and CEO, certain other funds in the Fund Complex (2012-November 2017); Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	226
Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, Chairwoman and Member of the Compliance and Risk Oversight Committee, and Member of the Nominating and Governance Committee from 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	133	Infinity Property & Casualty Corporation (2014-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - continued
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Nominating and Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (3) (2009-present).
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present; Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
Werner E. Keller (1940)	Chairman and Trustee of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Member of the Audit Committee from 2005 to present; Member of the Audit Committee from 2005 to present; Member of the Investment and Performance Committee from 2014 to present; Member of the Compliance and Risk Oversight Committee from 2015 to present; Member of the Nominating and Governance Committee from 2015 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; and Chairman and Member of the Nominating and Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Member of the Nominating and Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee, and Chairwoman and Member of the Investment and Performance Committee, from 2016 to present.	Current: Retired Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	133	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - continued
Amy J. Lee (1961)	President (November 2017-present)
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Max E. Mathiasen (1978)	Secretary (November 2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (November 2017-Present)
Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (February-June 2017); Senior Analyst of US Fund Administration, HGINA (2014-January 2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

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9.30.2017

Rydex Funds Semi-Annual Report

Guggenheim Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Event Driven and Distressed Strategies Fund
Rydex International Equity Funds
Rydex Emerging Markets 2x Strategy Fund
Rydex Inverse Emerging Markets 2x Strategy Fund
Rydex Fixed Income Fund
Rydex Emerging Markets Bond Strategy Fund

GuggenheimInvestments.com	RSTF-SEMI-0917x0318

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
LONG SHORT EQUITY FUND	10
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND	23
EMERGING MARKETS 2x STRATEGY FUND	38
INVERSE EMERGING MARKETS 2x STRATEGY FUND	46
EMERGING MARKETS BOND STRATEGY FUND	52
NOTES TO FINANCIAL STATEMENTS	59
OTHER INFORMATION	75
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	78
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	82

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2017

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semiannual shareholder report for a selection of our alternative strategy funds (the “Fund” or “Funds”). This report covers performance for the six-month period ended September 30, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
October 31, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Alternative funds may not be suitable for all investors because of the sophisticated and aggressive investment techniques the funds employ, such as leverage, derivatives and short selling. ● The more you invest in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The use of derivatives such as futures, options and swap agreements may expose an investment to additional risks that it would not be subject to if you invested directly in the securities underlying those derivatives. ● Additionally, certain alternative strategies tied to hard assets such as commodities, currencies and real estate, may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, such as droughts, floods, weather, livestock disease, embargos, tariff s and international economic, political and regulatory developments. ● No investment strategy can guarantee a return in a declining market. Additionally, an investor could lose all or a substantial amount of their investment.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

September 30, 2017

The Long Short Equity Fund may not be suitable for all investors. ● The Fund is subject to the risk that the Adviser’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ● It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ● The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

The Event Driven and Distressed Strategies Fund is subject to a number of risks and is not suitable for all investors. ● The Fund’s use of derivatives such as futures, options, structured notes, exchange-traded notes and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s investments in foreign markets may increase the Fund’s volatility due to the impact of diplomatic, political or economic developments on the country in question. ● Additionally, the Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● The Fund’s exposure to the event driven market is considered speculative and may subject the Fund to additional losses. ● In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. See the prospectus for more information on these and additional risks.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus. ● The leveraged and Inverse Emerging Markets Funds’ investments in developed and emerging foreign markets may increase the Funds’ volatility due to the impact of diplomatic, political or economic developments on the country in question. ● Additionally, the Funds’ direct and indirect exposure to foreign currencies subjects the Funds to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. ● A Fund’s investment in the securities of non-U.S. companies in the form of American Depositary Receipts (ADRs) poses special risks associated with international investing, including fluctuating exchange rates, government regulations and differences in liquidity, which may affect the volatility and performance of a fund.

The Emerging Markets Bond Strategy Fund may not be suitable for all investors. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in bonds and financial instruments that in combination have economic characteristics similar to emerging markets bonds carries additional risks when compared to investing in U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question. ● The Fund’s investments in derivatives, including credit default swaps, may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. ● The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and other risks.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2017

Over the past few months, the equity markets have faced massive hurricanes in the South, rising tensions with North Korea and ongoing uncertainty surrounding domestic policy. Despite it all, the major stock indices continue to trade at or near record levels. The market’s resiliency seems to underscore that, at the end of the day, it’s fundamentals that drive equity markets and not political headlines or geopolitical tensions.

A noticeable shift in market sentiment during the third quarter led to a rotation into cyclical and small capitalization stocks. Value factors also began to outperform in September, a significant change from year-to-date performance. From a macro standpoint, the primary drivers of the value trade include rising inflationary expectations, economic growth and the prospects of tax reform.

Outside the U.S., both the European and emerging markets outperformed the Standard & Poor’s 500® (“S&P 500”) Index* on a dollar denominated basis. Renewed interest in both regions reflected attractive relative valuation and the synchronized global economic expansion.

Assuming no major geopolitical or other unforeseen shocks, we expect the U.S. economy will grow by between 2.0–2.5% in real terms in 2017 and 2018, supported by a strong labor market at home, a synchronized upswing in the global economy, and favorable financial conditions. Risks to our growth outlook are to the upside if Washington delivers on promises to cut taxes. Third quarter economic data was less distorted by the recent hurricanes than expected, and rebuilding efforts should be a positive for growth heading into 2018.

The labor market is steadily tightening, as seen in the drop in the unemployment rate to a cycle low of 4.2% in September, underscoring the robust—and unsustainable—underlying trend in hiring. Leading indicators, including hiring intentions surveys, point to further declines in the unemployment rate. Meanwhile, inflation continues to be well below the U.S. Federal Reserve’s (the “Fed”) 2% longer-run goal, with core personal consumption expenditure inflation coming in at 1.3% in September. However, inflation lags Gross Domestic Product (“GDP”) growth by about six quarters; because growth has accelerated over the past year, and the dollar has depreciated, inflation will likely move closer to 2% by the second quarter of 2018.

The firming U.S. economy, coupled with synchronized global growth and stabilization in the U.S. dollar, is likely to be supportive of the U.S. earnings environment. On the valuation front, while elevated relative to long-term averages, multiples still remain well below extreme levels. Economic and financial conditions are supportive enough for the Fed to continue to resume a quarterly pattern of rate increases in December, and to begin balance sheet normalization this year. Interest rates are expected to remain supportive of risk assets.

For the six months ended September 30, 2017, the S&P 500 returned 7.71%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 10.99%. The return of the MSCI Emerging Markets Index* was 14.66%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 2.31% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 4.19%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.47% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2017

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index tracks the performance of U.S. dollar-denominated emerging market and crossover sovereign debt publicly issued in the eurobond or U.S. domestic market. Qualifying countries must have a BBB1 or lower foreign currency long-term sovereign debt rating (based on an average of Moody’s, S&P and Fitch). Countries that are not rated, or that are rated “D” or “SD” by one or several rating agencies qualify for inclusion in the index but individual non-performing securities are removed. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to maturity at point of issuance, a fixed or floating coupon and a minimum amount outstanding of $250 million. Local currency debt is excluded from the Index. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

BNY Mellon Emerging Markets 50 ADR Index is capitalization-weighted and designed to track the performance of approximately 50 emerging market-based depositary receipts.

Credit Suisse Event Driven Liquid Index reflects the returns of a dynamic basket of liquid, investable market factors selected and weighted in accordance with an algorithm that aims to approximate the aggregate returns of the universe of event driven hedge fund managers, as represented by the Event Driven sector of the Dow Jones Credit Suisse Hedge Fund Index.

HFRX Equity Hedge Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Russell 3000® Index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2017 and ending September 30, 2017.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund
A-Class	1.88%	8.54%	$ 1,000.00	$ 1,085.40	$ 9.77
C-Class	2.63%	8.16%	1,000.00	1,081.60	13.65
P-Class	1.88%	8.52%	1,000.00	1,085.20	9.77
Institutional Class	1.61%	8.63%	1,000.00	1,086.30	8.37
Event Driven and Distressed Strategies Fund
A-Class	1.90%	2.99%	1,000.00	1,029.90	9.67
C-Class	2.65%	2.61%	1,000.00	1,026.10	13.46
P-Class	1.90%	2.99%	1,000.00	1,029.90	9.67
Institutional Class	1.65%	3.08%	1,000.00	1,030.80	8.40
Emerging Markets 2x Strategy Fund
A-Class	1.77%	31.58%	1,000.00	1,315.80	10.28
C-Class	2.64%	31.07%	1,000.00	1,310.70	15.29
H-Class	1.79%	31.57%	1,000.00	1,315.70	10.39
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.80%	(27.36%)	1,000.00	726.40	7.79
C-Class	2.55%	(27.64%)	1,000.00	723.60	11.02
H-Class	1.79%	(27.40%)	1,000.00	726.00	7.75
Emerging Markets Bond Strategy Fund
A-Class	1.60%	4.05%	1,000.00	1,040.50	8.18
C-Class	2.35%	3.66%	1,000.00	1,036.60	12.00
H-Class	1.59%	4.04%	1,000.00	1,040.40	8.13

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund
A-Class	1.88%	5.00%	$ 1,000.00	$ 1,015.89	$ 9.45
C-Class	2.63%	5.00%	1,000.00	1,012.13	13.19
P-Class	1.88%	5.00%	1,000.00	1,015.94	9.45
Institutional Class	1.61%	5.00%	1,000.00	1,017.25	8.10
Event Driven and Distressed Strategies Fund
A-Class	1.90%	5.00%	1,000.00	1,015.54	9.60
C-Class	2.65%	5.00%	1,000.00	1,011.78	13.36
P-Class	1.90%	5.00%	1,000.00	1,015.54	9.60
Institutional Class	1.65%	5.00%	1,000.00	1,016.80	8.34
Emerging Markets 2x Strategy Fund
A-Class	1.77%	5.00%	1,000.00	1,016.19	8.95
C-Class	2.64%	5.00%	1,000.00	1,011.83	13.31
H-Class	1.79%	5.00%	1,000.00	1,016.09	9.05
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.80%	5.00%	1,000.00	1,016.04	9.10
C-Class	2.55%	5.00%	1,000.00	1,012.28	12.86
H-Class	1.79%	5.00%	1,000.00	1,016.09	9.05
Emerging Markets Bond Strategy Fund
A-Class	1.60%	5.00%	1,000.00	1,017.05	8.09
C-Class	2.35%	5.00%	1,000.00	1,013.29	11.86
H-Class	1.59%	5.00%	1,000.00	1,017.10	8.04

[1]
Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents Net Expenses, which includes interest and dividend expense related to securities sold short. Excluding these expenses, the operating expense ratios would be:

Long Short Equity Fund
A-Class	1.70%
C-Class	2.45%
P-Class	1.70%
Institutional Class	1.45%

[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2017 to September 30, 2017.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:
Institutional Class	November 30, 2011
A-Class	March 31, 2004
C-Class	March 22, 2002
P-Class	March 22, 2002

Ten Largest Holdings (% of Total Net Assets)
CVS Health Corp.	1.8%
Pfizer, Inc.	1.7%
Intel Corp.	1.7%
International Business Machines Corp.	1.6%
Verizon Communications, Inc.	1.6%
Sysco Corp.	1.6%
Walgreens Boots Alliance, Inc.	1.5%
Union Pacific Corp.	1.5%
Corning, Inc.	1.4%
AbbVie, Inc.	1.3%
Top Ten Total	15.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	10 Year
A-Class Shares	8.54%	10.22%	6.06%	1.01%
A-Class Shares with sales charge‡	3.38%	4.96%	5.03%	0.52%
C-Class Shares	8.16%	9.40%	5.26%	0.26%
C-Class Shares with CDSC§	7.16%	8.40%	5.26%	0.26%
P-Class Shares	8.52%	10.19%	6.05%	1.01%
Russell 3000 Index	7.72%	18.71%	14.23%	7.57%
S&P 500 Index	7.71%	18.61%	14.22%	7.44%
HFRX Equity Hedge Index	4.25%	7.91%	3.64%	(0.97%)

	6 month†	1 Year	5 Year	Since Inception (11/30/11)
Institutional Class Shares	8.63%	10.48%	6.32%	6.12%
Russell 3000 Index	7.72%	18.71%	14.23%	15.14%
S&P 500 Index	7.71%	18.61%	14.22%	15.23%
HFRX Equity Hedge Index	4.25%	7.91%	3.64%	3.55%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Equity Hedge Index, Russell 3000 Index and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
LONG SHORT EQUITY FUND

	Shares	Value

COMMON STOCKS† - 98.9%

Consumer, Non-cyclical - 28.6%
Pfizer, Inc.[1]	16,076	$573,913
Sysco Corp.	9,865	532,217
AbbVie, Inc.[1]	4,805	426,972
US Foods Holding Corp.*	13,052	348,488
Merck & Company, Inc.[1]	5,365	343,521
UnitedHealth Group, Inc.	1,627	318,649
DaVita, Inc.*,1	5,229	310,550
Archer-Daniels-Midland Co.[1]	6,748	286,858
Aetna, Inc.[1]	1,759	279,699
Medtronic plc	3,519	273,673
Humana, Inc.[1]	1,007	245,335
Halyard Health, Inc.*	5,213	234,741
HealthSouth Corp.	4,915	227,810
Darling Ingredients, Inc.*	12,486	218,755
Johnson & Johnson[1]	1,656	215,297
Zimmer Biomet Holdings, Inc.[1]	1,717	201,044
WellCare Health Plans, Inc.*	1,169	200,764
Danaher Corp.[1]	2,339	200,639
PepsiCo, Inc.	1,799	200,462
Cardinal Health, Inc.	2,915	195,072
Eli Lilly & Co.[1]	2,197	187,931
Baxter International, Inc.[1]	2,965	186,054
McKesson Corp.[1]	1,191	182,950
Universal Corp.	3,068	175,796
Thermo Fisher Scientific, Inc.	910	172,172
Dean Foods Co.	15,757	171,436
United Natural Foods, Inc.*	3,969	165,071
Boston Beer Company, Inc. — Class A*	1,054	164,635
Universal Health Services, Inc. — Class B1	1,434	159,088
Conagra Brands, Inc.[1]	4,701	158,612
Mylan N.V.*	4,902	153,776
United Rentals, Inc.*,2	1,017	141,098
Spectrum Brands Holdings, Inc.	1,326	140,450
Sanderson Farms, Inc.	869	140,361
USANA Health Sciences, Inc.*	2,371	136,807
Hologic, Inc.*,1	3,470	127,314
Sabre Corp.	6,930	125,432
Centene Corp.*,1	1,194	115,543
Flowers Foods, Inc.	5,781	108,741
FTI Consulting, Inc.*	3,010	106,795
SpartanNash Co.	3,914	103,212
CoreLogic, Inc.*	2,225	102,840
Masimo Corp.*	1,152	99,717
TreeHouse Foods, Inc.*	1,472	99,699
United Therapeutics Corp.*	839	98,322
Total System Services, Inc.	1,489	97,530
Pilgrim’s Pride Corp.*	3,378	95,969
Total Consumer, Non-cyclical		9,551,810

Industrial - 17.0%
Union Pacific Corp.	4,329	502,034
Corning, Inc.[1]	16,115	482,161
Cummins, Inc.[1]	2,236	375,715
Benchmark Electronics, Inc.*	10,759	367,420
Snap-on, Inc.	2,246	334,676
Plexus Corp.*	5,461	306,253
Timken Co.	5,676	275,570
Arrow Electronics, Inc.*	3,164	254,417
Gentex Corp.	11,944	236,491
Oshkosh Corp.	2,644	218,236
Avnet, Inc.	5,513	216,661
Huntington Ingalls Industries, Inc.	917	207,645
Eaton Corporation plc	2,407	184,833
Belden, Inc.	2,255	181,595
Regal Beloit Corp.	2,135	168,665
AECOM*	4,550	167,486
Jabil, Inc.	5,797	165,504
Sanmina Corp.*	3,877	144,031
USG Corp.*	4,396	143,529
Vishay Intertechnology, Inc.	6,888	129,494
ITT, Inc.	2,676	118,467
EnerSys	1,568	108,459
Crane Co.	1,330	106,387
Methode Electronics, Inc.	2,499	105,833
Owens-Illinois, Inc.*	4,167	104,842
Tech Data Corp.*	938	83,341
Total Industrial		5,689,745

Technology - 15.0%
Intel Corp.[1]	14,744	561,451
International Business Machines Corp.[1]	3,778	548,113
Apple, Inc.[1]	2,509	386,687
KLA-Tencor Corp.[1]	3,466	367,396
Texas Instruments, Inc.	3,256	291,868
NetApp, Inc.[1]	6,004	262,735
HP, Inc.[1]	12,676	253,013
Convergys Corp.	9,751	252,453
Applied Materials, Inc.[1]	4,645	241,958
NCR Corp.*	5,644	211,763
CSRA, Inc.	5,377	173,516
Xerox Corp.	5,063	168,547
j2 Global, Inc.	1,969	145,470
Western Digital Corp.[1]	1,651	142,646
MKS Instruments, Inc.	1,506	142,242
Akamai Technologies, Inc.*	2,457	119,705
Skyworks Solutions, Inc.	1,172	119,427
Kulicke & Soffa Industries, Inc.*	5,253	113,307
Cirrus Logic, Inc.*	2,079	110,852
CACI International, Inc. — Class A*	783	109,111
Science Applications International Corp.	1,572	105,088
Seagate Technology plc	3,162	104,884
CA, Inc.	3,018	100,741
Total Technology		5,032,973

Consumer, Cyclical - 14.5%
CVS Health Corp.[1]	7,298	593,471
Walgreens Boots Alliance, Inc.[1]	6,525	503,861
Wal-Mart Stores, Inc.[1]	5,208	406,953
Delta Air Lines, Inc.[1]	5,927	285,799
Lear Corp.	1,465	253,562
Tailored Brands, Inc.[2]	15,147	218,723

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
LONG SHORT EQUITY FUND

	Shares	Value

Alaska Air Group, Inc.[1]	2,817	$214,853
Southwest Airlines Co.[1]	3,598	201,416
Brinker International, Inc.	6,273	199,858
Goodyear Tire & Rubber Co.	5,553	184,637
United Continental Holdings, Inc.*	2,899	176,491
Lowe’s Companies, Inc.[1]	2,203	176,108
CalAtlantic Group, Inc.	4,610	168,864
Cooper-Standard Holdings, Inc.*	1,350	156,560
Anixter International, Inc.*	1,772	150,620
Ford Motor Co.[1]	12,197	145,998
Nu Skin Enterprises, Inc. — Class A	2,225	136,793
JetBlue Airways Corp.*	7,241	134,176
Bed Bath & Beyond, Inc.	5,010	117,585
Ralph Lauren Corp. — Class A	1,266	111,775
American Airlines Group, Inc.	2,202	104,573
Hawaiian Holdings, Inc.*	2,701	101,423
Dick’s Sporting Goods, Inc.	3,675	99,262
Total Consumer, Cyclical		4,843,361

Financial - 9.7%
Principal Financial Group, Inc.	6,367	409,652
Northern Trust Corp.[1]	4,080	375,074
Lazard Ltd. — Class A	6,494	293,658
CIT Group, Inc.	5,592	274,288
LaSalle Hotel Properties REIT	7,546	218,985
Franklin Resources, Inc.[1]	4,656	207,239
RenaissanceRe Holdings Ltd.	1,405	189,872
Old Republic International Corp.	9,269	182,507
Synchrony Financial[1]	5,212	161,833
Torchmark Corp.	1,706	136,634
Waddell & Reed Financial, Inc. — Class A	6,277	125,979
Hospitality Properties Trust REIT	4,177	119,003
State Street Corp.[1]	1,234	117,896
PacWest Bancorp	2,166	109,405
E*TRADE Financial Corp.*,1	2,421	105,580
Sabra Health Care, Inc. REIT	4,777	104,807
Capital One Financial Corp.[1]	1,226	103,793
Total Financial		3,236,205

Communications - 5.5%
Verizon Communications, Inc.[1]	10,802	534,591
Juniper Networks, Inc.[1]	10,456	290,990
Motorola Solutions, Inc.[1]	3,243	275,233
InterDigital, Inc.	2,322	171,248
ARRIS International plc*	4,709	134,159
AT&T, Inc.[1]	3,321	130,084
Viavi Solutions, Inc.*	11,345	107,324
CommScope Holding Company, Inc.*	3,148	104,545
Viacom, Inc. — Class B	3,468	96,549
Total Communications		1,844,723

Utilities - 4.4%
Hawaiian Electric Industries, Inc.	10,351	345,413
Entergy Corp.[1]	3,858	294,597
Portland General Electric Co.	5,949	271,512
American Electric Power Company, Inc.[1]	3,749	263,330
Vectren Corp.	2,885	189,746
PNM Resources, Inc.	2,957	119,167
Total Utilities		1,483,765

Energy - 2.8%
Devon Energy Corp.[1]	9,910	363,795
Exxon Mobil Corp.[1]	3,819	313,082
ConocoPhillips[1]	2,880	144,144
Marathon Oil Corp.	8,919	120,942
Total Energy		941,963

Basic Materials - 1.4%
Mosaic Co.	6,597	142,429
LyondellBasell Industries N.V. — Class A	1,277	126,487
AK Steel Holding Corp.*,2	18,705	104,561
International Paper Co.[1]	1,816	103,185
Total Basic Materials		476,662

Total Common Stocks
(Cost $31,668,503)		33,101,207

MONEY MARKET FUND† - 3.5%
STIT — Treasury Obligations Portfolio 0.88%[3]	1,170,021	1,170,021
Total Money Market Fund
(Cost $1,170,021)		1,170,021

SECURITIES LENDING COLLATERAL†,4 - 1.1%
First American Government Obligations Fund — Class Z, 0.89%[3]	352,633	352,633
Total Securities Lending Collateral
(Cost $352,633)		352,633

Total Investments - 103.5%
(Cost $33,191,157)		$34,623,861
Other Assets & Liabilities, net - (3.5)%		(1,157,218)
Total Net Assets - 100.0%		$33,466,643

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
LONG SHORT EQUITY FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Value	Unrealized Gain (Loss)
OTC Equity Swap Agreements Sold Short††
Morgan Stanley	Long Short Equity Portfolio Short Custom Basket Swap[5]	(1.63%)	At Maturity	5/31/19	$36,582,334	$(1,690,350)
OTC Equity Swap Agreements††
Morgan Stanley	Long Short Equity Portfolio Long Custom Basket Swap[6]	0.81%	At Maturity	5/31/19	$27,408,371	$1,055,596

	Shares	Unrealized Gain

CUSTOM BASKET OF LONG SECURITIES[6]
Amgen, Inc.	2,066	$65,063
Gilead Sciences, Inc.	3,541	57,265
ManpowerGroup, Inc.	2,761	46,949
Teradata Corp.*	7,555	46,600
Lam Research Corp.	1,532	44,982
Tyson Foods, Inc. — Class A	3,475	44,237
Biogen, Inc.*	711	43,587
Cigna Corp.	1,633	37,658
Cisco Systems, Inc.	18,211	34,586
Deluxe Corp.	6,930	34,333
PACCAR, Inc.	4,157	33,771
Reinsurance Group of America, Inc. — Class A	2,242	33,614
Dolby Laboratories, Inc. — Class A	3,736	31,499
Jacobs Engineering Group, Inc.	5,443	31,328
Aflac, Inc.	5,046	30,977
Robert Half International, Inc.	6,366	30,209
JPMorgan Chase & Co.	3,933	28,819
Citigroup, Inc.	2,319	28,601
Berkshire Hathaway, Inc. — Class B*	1,585	28,451
Anadarko Petroleum Corp.	5,018	28,256
Discover Financial Services	6,023	25,730
FirstEnergy Corp.	15,318	24,535
WW Grainger, Inc.	1,460	24,174
Public Service Enterprise Group, Inc.	5,733	23,640
FedEx Corp.	1,574	21,378
VeriSign, Inc.*	1,358	21,370
Owens & Minor, Inc.	9,494	20,873
Textron, Inc.	3,832	20,830
Big Lots, Inc.	4,158	19,849
Cullen/Frost Bankers, Inc.	2,115	19,464
Microsoft Corp.	4,481	19,398
TE Connectivity Ltd.	5,051	18,941
Norfolk Southern Corp.	1,755	18,847
Teradyne, Inc.	3,369	18,026
Curtiss-Wright Corp.	1,196	18,012
Allstate Corp.	3,243	17,996
Federated Investors, Inc. — Class B	6,496	17,676
Oracle Corp.	7,552	17,656
Express Scripts Holding Co.*	4,434	16,543
Alphabet, Inc. — Class C*	527	16,444
WESCO International, Inc.*	1,954	15,514
Parker-Hannifin Corp.	921	14,841

		Unrealized Gain (Loss)

Accenture plc — Class A	1,378	$14,838
Exelon Corp.	10,907	14,720
Waste Management, Inc.	2,538	14,651
Prudential Financial, Inc.	4,707	14,109
Ingredion, Inc.	1,994	12,589
Maxim Integrated Products, Inc.	4,504	11,745
Freeport-McMoRan, Inc.*	7,516	11,585
Raymond James Financial, Inc.	2,167	10,905
Cerner Corp.*	1,679	10,540
Laboratory Corporation of America Holdings*	843	10,450
Bristol-Myers Squibb Co.	1,746	10,132
CenterPoint Energy, Inc.	14,797	9,914
PG&E Corp.	6,092	9,334
Illinois Tool Works, Inc.	831	9,113
Iridium Communications, Inc.*	31,351	9,064
Leucadia National Corp.	7,605	9,004
DST Systems, Inc.	2,350	8,599
Fidelity National Information Services, Inc.	1,074	8,419
Ameren Corp.	7,321	8,083
Unum Group	2,751	8,058
Allison Transmission Holdings, Inc.	4,877	7,861
Casey’s General Stores, Inc.	1,232	7,706
CDW Corp.	1,601	7,638
Wells Fargo & Co.	2,547	7,088
Ingersoll-Rand plc	1,737	7,088
Anthem, Inc.	1,635	6,341
Procter & Gamble Co.	2,147	6,239
MAXIMUS, Inc.	1,921	5,615
Legg Mason, Inc.	2,876	5,230
OGE Energy Corp.	2,876	4,625
Western Union Co.	17,482	2,988
Hubbell, Inc.	1,984	2,471
HRG Group, Inc.*	7,086	1,630
Zayo Group Holdings, Inc.*	3,899	980
Bank of New York Mellon Corp.	4,604	744
Hill-Rom Holdings, Inc.	1,397	675
Alliance Data Systems Corp.	444	570
CoStar Group, Inc.*	254	556
Performance Food Group Co.*	2,400	196
Catalent, Inc.*	1,705	104
National Fuel Gas Co.	5,405	19
GoDaddy, Inc. — Class A*	924	(202)
WEC Energy Group, Inc.	2,813	(222)

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
LONG SHORT EQUITY FUND

	Shares	Unrealized Gain (Loss)

Pinnacle West Capital Corp.	1,286	$(390)
Cloudera, Inc.*	1,951	(1,230)
Altria Group, Inc.	3,652	(1,370)
Portola Pharmaceuticals, Inc.*	1,749	(1,948)
Dr Pepper Snapple Group, Inc.	1,658	(2,784)
Xcel Energy, Inc.	5,678	(3,511)
Carlisle Companies, Inc.	5,175	(3,660)
Philip Morris International, Inc.	897	(3,760)
Telephone & Data Systems, Inc.	11,326	(4,308)
CMS Energy Corp.	4,690	(6,023)
Travelers Companies, Inc.	3,334	(6,395)
Consolidated Edison, Inc.	3,339	(7,084)
United Technologies Corp.	1,872	(8,910)
AmerisourceBergen Corp. — Class A	1,822	(9,609)
HCA Healthcare, Inc.*	4,267	(10,016)
Henry Schein, Inc.*	1,454	(12,535)
Fluor Corp.	6,007	(13,502)
Edison International	4,770	(13,984)
F5 Networks, Inc.*	2,068	(15,823)
Kroger Co.	7,419	(20,417)
Energizer Holdings, Inc.	7,114	(23,365)
Omnicom Group, Inc.	3,925	(35,673)
UGI Corp.	8,552	(36,602)
Kimberly-Clark Corp.	3,717	(37,020)
MEDNAX, Inc.*	3,571	(39,636)
Quest Diagnostics, Inc.	3,225	(48,878)
ATN International, Inc.	6,658	(90,051)
Total Custom Basket of Long Securities		1,025,830

CUSTOM BASKET OF SHORT SECURITIES[5]
NewMarket Corp.	(1,018)	39,899
Pool Corp.	(1,868)	18,943
Charter Communications, Inc. — Class A*	(587)	18,620
iRobot Corp.*	(1,058)	17,992
Ultimate Software Group, Inc.*	(567)	17,338
Sensient Technologies Corp.	(4,636)	14,903
Dominion Energy, Inc.	(3,714)	14,079
Ecolab, Inc.	(3,678)	13,620
Papa John’s International, Inc.	(1,815)	12,918
Martin Marietta Materials, Inc.	(744)	12,850
Sun Communities, Inc.	(2,763)	11,977
NIKE, Inc. — Class B	(1,819)	11,850
American Campus Communities, Inc.	(3,550)	11,302
Vulcan Materials Co.	(2,429)	11,062
Toro Co.	(1,396)	10,997
Wright Medical Group N.V.*	(3,809)	10,802
Dunkin’ Brands Group, Inc.	(1,974)	10,117
RPM International, Inc.	(4,161)	9,069
Axon Enterprise, Inc.*	(4,972)	8,523
Equity LifeStyle Properties, Inc.	(2,028)	8,338
Crown Castle International Corp.	(2,090)	7,833
Southern Co.	(5,075)	7,096
Education Realty Trust, Inc.	(3,122)	6,845
CoStar Group, Inc.*	(533)	6,675
MarketAxess Holdings, Inc.	(1,027)	5,854
Wendy’s Co.	(12,984)	5,819
Domino’s Pizza, Inc.	(521)	5,587
Yum! Brands, Inc.	(1,989)	4,994
Essex Property Trust, Inc.	(799)	4,882
PTC, Inc.*	(2,607)	4,589
Sempra Energy	(1,815)	4,577
Healthcare Trust of America, Inc. — Class A	(6,637)	4,236
NiSource, Inc.	(9,937)	4,117
Cable One, Inc.	(131)	4,074
Atlassian Corporation plc — Class A*	(7,167)	3,268
Retail Opportunity Investments Corp.	(5,412)	3,092
Corporate Office Properties Trust	(4,324)	2,959
SBA Communications Corp.*	(1,345)	2,959
Kilroy Realty Corp.	(1,731)	2,914
McCormick & Company, Inc.	(1,643)	2,537
Southern Copper Corp.	(2,383)	2,497
TripAdvisor, Inc.*	(2,826)	2,335
Black Hills Corp.	(4,731)	2,249
Bio-Rad Laboratories, Inc. — Class A*	(971)	1,993
Realty Income Corp.	(2,667)	1,910
SPS Commerce, Inc.*	(1,834)	1,860
Rexford Industrial Realty, Inc.	(5,383)	1,337
Equinix, Inc.	(505)	620
Autodesk, Inc.*	(1,500)	548
Public Storage	(641)	392
SL Green Realty Corp.	(1,122)	(12)
Federal Realty Investment Trust	(2,043)	(80)
Mohawk Industries, Inc.*	(807)	(212)
Alliant Energy Corp.	(11,002)	(358)
Howard Hughes Corp.*	(1,202)	(697)
Lamb Weston Holdings, Inc.	(2,685)	(776)
Bank of Hawaii Corp.	(3,035)	(916)
Workday, Inc. — Class A*	(1,208)	(1,050)
ANSYS, Inc.*	(1,923)	(1,063)
Semtech Corp.*	(3,560)	(1,517)
Aqua America, Inc.	(4,020)	(1,682)
Madison Square Garden Co. — Class A*	(727)	(1,814)
Boston Properties, Inc.	(1,085)	(2,055)
Atmos Energy Corp.	(4,175)	(2,247)
Home BancShares, Inc.	(6,076)	(2,279)
AptarGroup, Inc.	(1,451)	(2,343)
Ladder Capital Corp. — Class A	(16,067)	(3,162)
Great Western Bancorp, Inc.	(5,256)	(3,224)
Extra Space Storage, Inc.	(1,395)	(3,482)
Trimble, Inc.*	(2,579)	(3,662)
CareTrust REIT, Inc.	(11,383)	(3,805)
Terreno Realty Corp.	(4,674)	(3,969)
CyrusOne, Inc.	(2,492)	(4,269)
Bio-Techne Corp.	(2,097)	(4,327)
Ball Corp.	(11,453)	(4,421)
Marriott International, Inc. — Class A	(1,483)	(4,590)
Rayonier, Inc.	(4,637)	(4,593)
Tyler Technologies, Inc.*	(1,274)	(4,597)
EastGroup Properties, Inc.	(2,361)	(4,795)
Vail Resorts, Inc.	(830)	(5,016)
Ingevity Corp.*	(1,617)	(5,670)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
LONG SHORT EQUITY FUND

	Shares	Unrealized Loss

Compass Minerals International, Inc.	(4,507)	$(5,792)
Balchem Corp.	(2,013)	(5,803)
American Tower Corp. — Class A	(1,364)	(5,898)
WD-40 Co.	(927)	(6,031)
Aspen Technology, Inc.*	(3,044)	(6,344)
Provident Financial Services, Inc.	(9,337)	(6,438)
Air Products & Chemicals, Inc.	(1,114)	(6,472)
First Industrial Realty Trust, Inc.	(7,862)	(6,508)
BB&T Corp.	(4,238)	(6,590)
Service Corporation International	(5,101)	(6,681)
BWX Technologies, Inc.	(2,559)	(6,811)
salesforce.com, Inc.*	(2,314)	(6,873)
Acadia Realty Trust	(5,156)	(6,904)
Royal Gold, Inc.	(2,105)	(7,065)
Blackbaud, Inc.	(1,321)	(7,101)
Mid-America Apartment Communities, Inc.	(2,182)	(7,265)
Global Payments, Inc.	(1,160)	(7,284)
People’s United Financial, Inc.	(21,620)	(7,294)
Watsco, Inc.	(1,064)	(7,374)
Laredo Petroleum, Inc.*	(8,182)	(7,396)
Alexandria Real Estate Equities, Inc.	(2,892)	(7,451)
PolyOne Corp.	(2,857)	(7,766)
CoreSite Realty Corp.	(1,181)	(7,995)
Douglas Emmett, Inc.	(5,417)	(8,080)
NVIDIA Corp.	(597)	(8,263)
WABCO Holdings, Inc.*	(899)	(8,280)
Cabot Oil & Gas Corp. — Class A	(3,940)	(8,501)
McDonald’s Corp.	(1,458)	(9,369)
Adobe Systems, Inc.*	(1,636)	(9,395)
Allegion plc	(1,920)	(9,859)
ServiceNow, Inc.*	(1,343)	(10,088)
Medidata Solutions, Inc.*	(1,351)	(10,153)
Meritage Homes Corp.*	(2,295)	(10,894)
CommVault Systems, Inc.*	(2,369)	(10,978)
Eaton Vance Corp.	(3,584)	(11,135)
Diamondback Energy, Inc.*	(1,104)	(11,203)
Tractor Supply Co.	(1,719)	(11,377)
Facebook, Inc. — Class A*	(862)	(11,885)
Jack in the Box, Inc.	(2,277)	(12,030)
Silicon Laboratories, Inc.*	(1,815)	(12,161)
Bright Horizons Family Solutions, Inc.*	(2,114)	(12,247)
Willis Towers Watson plc	(1,369)	(12,291)
Iron Mountain, Inc.	(3,170)	(12,325)
Horace Mann Educators Corp.	(5,856)	(13,524)
KeyCorp	(10,341)	(13,543)
Old National Bancorp	(14,362)	(13,641)
Chemical Financial Corp.	(4,384)	(13,738)
National Instruments Corp.	(3,340)	(13,741)
United Parcel Service, Inc. — Class B	(1,229)	(13,896)
Arthur J Gallagher & Co.	(2,795)	(14,128)
S&P Global, Inc.	(1,268)	(14,326)
HB Fuller Co.	(1,935)	(15,032)
WR Grace & Co.	(4,407)	(15,173)
Matador Resources Co.*	(4,189)	(15,364)
Spire, Inc.	(3,861)	(15,694)
Genuine Parts Co.	(1,188)	(15,852)
Amphenol Corp. — Class A	(1,653)	(15,904)
Cadence Design Systems, Inc.*	(3,567)	(16,009)
AutoZone, Inc.*	(198)	(16,330)
BankUnited, Inc.	(7,010)	(16,456)
Investors Bancorp, Inc.	(26,263)	(16,897)
Neurocrine Biosciences, Inc.*	(1,891)	(17,203)
Red Hat, Inc.*	(1,282)	(17,330)
VF Corp.	(2,439)	(17,463)
Ross Stores, Inc.	(3,078)	(17,597)
KBR, Inc.	(6,614)	(17,940)
International Flavors & Fragrances, Inc.	(2,963)	(18,027)
Guidewire Software, Inc.*	(2,931)	(18,249)
FirstCash, Inc.	(1,868)	(18,723)
Ollie’s Bargain Outlet Holdings, Inc.*	(3,116)	(18,745)
IPG Photonics Corp.*	(594)	(19,873)
Summit Materials, Inc. — Class A*	(5,314)	(19,967)
First Midwest Bancorp, Inc.	(13,521)	(20,931)
Century Aluminum Co.*	(7,945)	(21,163)
First Republic Bank	(3,146)	(22,373)
Trex Company, Inc.*	(1,330)	(22,555)
TopBuild Corp.*	(1,868)	(22,682)
AO Smith Corp.	(4,718)	(22,713)
Graco, Inc.	(2,117)	(22,904)
Goldman Sachs Group, Inc.	(956)	(23,942)
O’Reilly Automotive, Inc.*	(1,357)	(25,303)
John Bean Technologies Corp.	(1,555)	(25,395)
DCT Industrial Trust, Inc.	(4,794)	(26,281)
Cousins Properties, Inc.	(31,025)	(27,794)
Intercontinental Exchange, Inc.	(3,305)	(28,049)
ABIOMED, Inc.*	(977)	(28,722)
Healthcare Services Group, Inc.	(4,675)	(28,931)
CME Group, Inc. — Class A	(1,632)	(29,118)
Monolithic Power Systems, Inc.	(3,430)	(29,827)
Avery Dennison Corp.	(2,376)	(30,026)
Cognex Corp.	(1,608)	(30,449)
Cimarex Energy Co.	(2,301)	(30,516)
Rollins, Inc.	(8,759)	(30,748)
CF Industries Holdings, Inc.	(3,769)	(31,373)
Mercury Systems, Inc.*	(2,728)	(34,089)
Albemarle Corp.	(1,442)	(35,148)
Monro, Inc.	(3,316)	(35,663)
PayPal Holdings, Inc.*	(3,394)	(36,242)
FMC Corp.	(2,555)	(36,463)
Scotts Miracle-Gro Co. — Class A	(5,178)	(37,804)
Xylem, Inc.	(4,149)	(40,050)
Take-Two Interactive Software, Inc.*	(1,709)	(43,384)
CarMax, Inc.*	(3,308)	(43,993)
Moody’s Corp.	(2,084)	(46,415)
Woodward, Inc.	(4,576)	(46,617)
Bottomline Technologies de, Inc.*	(6,928)	(49,005)
Allegheny Technologies, Inc.*	(5,721)	(50,350)
Total Custom Basket of Short Securities		(1,641,869)

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
LONG SHORT EQUITY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2017.
[2]	All or portion of this security is on loan at September 30, 2017 — See Note 7.
[3]	Rate indicated is the 7 day yield as of September 30, 2017.
[4]	Securities lending collateral — See Note 7.
[5]	Total Return based on the return of the custom short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at September 30, 2017.
[6]	Total Return based on the return of the custom long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at September 30, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$33,101,207	$—	$—	$—	$33,101,207
Equity Swap Agreements	—	—	1,055,596	—	1,055,596
Money Market Fund	1,170,021	—	—	—	1,170,021
Securities Lending Collateral	352,633	—	—	—	352,633
Total Assets	$34,623,861	$—	$1,055,596	$—	$35,679,457

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Swap Agreements	$—	$—	$1,690,350	$—	$1,690,350

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$2,110,841	$5,121	$(2,116,805)	$7,830	$(6,988)	$—	—	$—
Guggenheim Strategy Fund II	14,592	49	(14,641)	49	(48)	—	—	—
	$2,125,433	$5,170	$(2,131,446)	$7,879	$(7,036)	$—	—	$—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $348,175 of securities loaned (cost $33,191,157)	$34,623,861
Cash	885
Unrealized appreciation on swap agreements	1,055,596
Receivables:
Dividends	29,906
Fund shares sold	1,314
Securities lending income	90
Total assets	35,711,652

Liabilities:
Unrealized depreciation on swap agreements	1,690,350
Payable for:
Return of securities loaned	352,633
Swap settlement	109,452
Fund shares redeemed	31,781
Management fees	24,452
Distribution and service fees	13,932
Transfer agent and administrative fees	6,792
Portfolio accounting fees	2,717
Miscellaneous	12,900
Total liabilities	2,245,009
Commitments and contingent liabilities (Note 12)	—
Net assets	$33,466,643

Net assets consist of:
Paid in capital	$48,650,454
Accumulated net investment loss	(78,935)
Accumulated net realized loss on investments	(15,902,826)
Net unrealized appreciation on investments	797,950
Net assets	$33,466,643

A-Class:
Net assets	$4,317,215
Capital shares outstanding	251,742
Net asset value per share	$17.15
Maximum offering price per share (Net asset value divided by 95.25%)	$18.01

C-Class:
Net assets	$12,374,248
Capital shares outstanding	811,518
Net asset value per share	$15.25

P-Class:
Net assets	$14,433,532
Capital shares outstanding	838,950
Net asset value per share	$17.20

Institutional Class:
Net assets	$2,341,648
Capital shares outstanding	133,817
Net asset value per share	$17.50

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends	$287,366
Interest	13,379
Income from securities lending, net	2,593
Total investment income	303,338

Expenses:
Management fees	148,805
Distribution and service fees:
A-Class	5,421
C-Class	63,485
P-Class	17,370
Transfer agent and administrative fees	41,335
Short sales dividend expense	26,830
Portfolio accounting fees	16,534
Prime broker interest expense	3,152
Custodian fees	2,195
Trustees’ fees*	1,508
Line of credit fees	52
Miscellaneous	28,636
Total expenses	355,323
Net investment loss	(51,985)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,532,314
Investments in affiliated issuers	7,879
Swap agreements	1,055,303
Futures contracts	3,211
Securities sold short	(31,728)
Net realized gain	3,566,979
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(454,086)
Investments in affiliated issuers	(7,036)
Securities sold short	233,941
Swap agreements	(634,754)
Futures contracts	(2,656)
Net change in unrealized appreciation (depreciation)	(864,591)
Net realized and unrealized gain	2,702,388
Net increase in net assets resulting from operations	$2,650,403

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(51,985)	$(347,916)
Net realized gain on investments	3,566,979	2,025,026
Net change in unrealized appreciation (depreciation) on investments	(864,591)	(240,014)
Net increase in net assets resulting from operations	2,650,403	1,437,096

Capital share transactions:
Proceeds from sale of shares
A-Class	340,156	1,205,531
C-Class	52,684	193,581
P-Class	1,512,530	2,123,896
Institutional Class	444,703	3,533,696
Cost of shares redeemed
A-Class	(988,796)	(7,699,271)
C-Class	(1,898,469)	(4,150,079)
P-Class	(1,997,865)	(12,473,835)
Institutional Class	(268,222)	(2,115,992)
Net decrease from capital share transactions	(2,803,279)	(19,382,473)
Net decrease in net assets	(152,876)	(17,945,377)

Net assets:
Beginning of period	33,619,519	51,564,896
End of period	$33,466,643	$33,619,519
Accumulated net investment loss at end of period	$(78,935)	$(26,950)

Capital share activity:
Shares sold
A-Class	20,389	78,033
C-Class	3,620	13,820
P-Class	90,134	136,345
Institutional Class	26,053	222,295
Shares redeemed
A-Class	(60,658)	(494,029)
C-Class	(130,399)	(297,144)
P-Class	(120,261)	(800,988)
Institutional Class	(15,796)	(132,630)
Net decrease in shares	(186,918)	(1,274,298)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$15.80	$15.26	$16.16	$15.07	$13.48	$13.28
Income (loss) from investment operations:
Net investment income (loss)[b]	— [c]	(.09)	(.10)	(.06)	(.13)	(.05)
Net gain (loss) on investments (realized and unrealized)	1.35	.63	(.80)	1.15	1.72	.30
Total from investment operations	1.35	.54	(.90)	1.09	1.59	.25
Less distributions from:
Net investment income	—	—	—	—	—	(.05)
Total distributions	—	—	—	—	—	(.05)
Net asset value, end of period	$17.15	$15.80	$15.26	$16.16	$15.07	$13.48

Total Return[d]	8.54%	3.54%	(5.57%)	7.23%	11.80%	1.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,317	$4,615	$10,803	$6,063	$7,552	$13,106
Ratios to average net assets:
Net investment income (loss)	(0.06%)	(0.59%)	(0.66%)	(0.42%)	(0.91%)	(0.35%)
Total expenses[e,f]	1.88%	2.25%	2.53%	2.17%	2.34%	1.92%
Portfolio turnover rate	68%	223%	224%	331%	256%	183%

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$14.11	$13.72	$14.64	$13.76	$12.40	$12.31
Income (loss) from investment operations:
Net investment income (loss)[b]	(.06)	(.18)	(.21)	(.16)	(.24)	(.14)
Net gain (loss) on investments (realized and unrealized)	1.20	.57	(.71)	1.04	1.60	.28
Total from investment operations	1.14	.39	(.92)	.88	1.36	.14
Less distributions from:
Net investment income	—	—	—	—	—	(.05)
Total distributions	—	—	—	—	—	(.05)
Net asset value, end of period	$15.25	$14.11	$13.72	$14.64	$13.76	$12.40

Total Return[d]	8.16%	2.77%	(6.28%)	6.40%	10.97%	1.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,374	$13,235	$16,760	$19,952	$22,354	$23,554
Ratios to average net assets:
Net investment income (loss)	(0.80%)	(1.30%)	(1.45%)	(1.16%)	(1.79%)	(1.12%)
Total expenses[e,f]	2.63%	2.98%	3.24%	2.92%	3.11%	2.69%
Portfolio turnover rate	68%	223%	224%	331%	256%	183%

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016*	Year Ended March 31, 2015*	Year Ended March 31, 2014*	Year Ended March 28, 2013*
Per Share Data
Net asset value, beginning of period	$15.86	$15.31	$16.21	$15.12	$13.53	$13.33
Income (loss) from investment operations:
Net investment income (loss)[b]	— [c]	(.09)	(.11)	(.07)	(.16)	(.04)
Net gain (loss) on investments (realized and unrealized)	1.34	.64	(.79)	1.16	1.75	.29
Total from investment operations	1.34	.55	(.90)	1.09	1.59	.25
Less distributions from:
Net investment income	—	—	—	—	—	(.05)
Total distributions	—	—	—	—	—	(.05)
Net asset value, end of period	$17.20	$15.86	$15.31	$16.21	$15.12	$13.53

Total Return[d]	8.52%	3.53%	(5.55%)	7.21%	11.75%	1.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,434	$13,779	$23,477	$20,020	$29,287	$26,257
Ratios to average net assets:
Net investment income (loss)	(0.04%)	(0.58%)	(0.67%)	(0.43%)	(1.07%)	(0.29%)
Total expenses[e,f]	1.88%	2.24%	2.50%	2.17%	2.36%	1.88%
Portfolio turnover rate	68%	223%	224%	331%	256%	183%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$16.11	$15.50	$16.38	$15.24	$13.60	$13.33
Income (loss) from investment operations:
Net investment income (loss)[b]	.02	(.03)	(.05)	— [c]	(.12)	(.02)
Net gain (loss) on investments (realized and unrealized)	1.37	.64	(.83)	1.14	1.76	.31
Total from investment operations	1.39	.61	(.88)	1.14	1.64	.29
Less distributions from:
Net investment income	—	—	—	—	—	(.02)
Total distributions	—	—	—	—	—	(.02)
Net asset value, end of period	$17.50	$16.11	$15.50	$16.38	$15.24	$13.60

Total Return[d]	8.63%	3.94%	(5.37%)	7.48%	12.06%	2.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,342	$1,990	$525	$302	$12	$11
Ratios to average net assets:
Net investment income (loss)	0.25%	(0.20%)	(0.29%)	(0.01%)	(0.82%)	(0.17%)
Total expenses[e,f]	1.61%	1.96%	2.27%	1.95%	2.11%	1.72%
Portfolio turnover rate	68%	223%	224%	331%	256%	183%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years or periods would be:

	9/30/17	3/31/17	3/31/16	3/31/15	3/31/14	3/28/13
A-Class	1.70%	1.67%	1.66%	1.66%	1.68%	1.65%
C-Class	2.45%	2.42%	2.41%	2.41%	2.42%	2.40%
P-Class	1.70%	1.67%	1.66%	1.66%	1.67%	1.65%
Institutional Class	1.45%	1.43%	1.41%	1.40%	1.42%	1.41%

*	H-Class shares redesignated as P-Class shares effective following the close of business on April 30, 2015.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

OBJECTIVE: Seeks to achieve capital growth.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Institutional Class	June 30, 2010
A-Class	June 30, 2010
C-Class	June 30, 2010
P-Class	June 30, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	34.9%
Guggenheim Strategy Fund I	33.7%
iShares iBoxx $ High Yield Corporate Bond ETF	0.5%
Charter Communications, Inc. — Class A	0.4%
Netflix, Inc.	0.3%
Micron Technology, Inc.	0.1%
Royal Bank of Scotland Group plc ADR	0.1%
NXP Semiconductor N.V.	0.1%
Equinix, Inc.	0.1%
Nokia Oyj ADR	0.1%
Total	70.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	Since Inception (06/30/10)
A-Class Shares	2.99%	4.41%	3.86%	4.94%
A-Class Shares with sales charge‡	(1.91%)	(0.53%)	2.85%	4.24%
C-Class Shares	2.61%	3.66%	3.08%	4.14%
C-Class Shares with CDSC§	1.61%	2.66%	3.08%	4.14%
P-Class Shares	2.99%	4.41%	3.86%	4.94%
Institutional Class Shares	3.08%	4.67%	4.11%	5.20%
Credit Suisse Event Driven Liquid Index	3.44%	5.84%	3.83%	5.41%
S&P 500 Index	7.71%	18.61%	14.22%	15.54%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Event Driven Liquid Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 8.1%

Communications - 1.7%
Charter Communications, Inc. — Class A*	121	$43,975
Netflix, Inc.*	170	30,830
Nokia Oyj ADR	2,233	13,352
Sprint Corp.*	1,580	12,292
DISH Network Corp. — Class A*	183	9,924
Sirius XM Holdings, Inc.[1]	1,786	9,859
CBS Corp. — Class B	157	9,106
Expedia, Inc.	60	8,636
Symantec Corp.	239	7,842
Level 3 Communications, Inc.*	141	7,514
Viacom, Inc. — Class B	163	4,538
VeriSign, Inc.*	39	4,149
CDW Corp.	61	4,026
CenturyLink, Inc.[1]	212	4,007
Zayo Group Holdings, Inc.*	96	3,304
CommScope Holding Company, Inc.*	75	2,491
EchoStar Corp. — Class A*	37	2,118
Cable One, Inc.	2	1,444
ViaSat, Inc.*,1	22	1,415
AMC Networks, Inc. — Class A*	24	1,403
Tribune Media Co. — Class A	34	1,389
Sinclair Broadcast Group, Inc. — Class A	39	1,250
Nexstar Media Group, Inc. — Class A	18	1,121
TEGNA, Inc.	83	1,106
Cogent Communications Holdings, Inc.	17	831
West Corp.	33	775
EW Scripps Co. — Class A*	32	612
Plantronics, Inc.	13	575
General Communication, Inc. — Class A*	14	571
Time, Inc.	40	540
Consolidated Communications Holdings, Inc.	27	515
GTT Communications, Inc.*	16	506
Gogo, Inc.*	41	484
Gray Television, Inc.*	27	424
Cincinnati Bell, Inc.*	16	318
ORBCOMM, Inc.*	29	304
Windstream Holdings, Inc.	74	131
HC2 Holdings, Inc.*	17	90
Total Communications		193,767

Consumer, Cyclical - 1.6%
Yum! Brands, Inc.	139	10,231
American Airlines Group, Inc.	192	9,118
Hilton Worldwide Holdings, Inc.	127	8,819
Dollar Tree, Inc.*	93	8,073
Tata Motors Ltd. ADR*	248	7,755
United Continental Holdings, Inc.*	122	7,427
MGM Resorts International	227	7,398
Wynn Resorts Ltd.	40	5,957
Norwegian Cruise Line Holdings Ltd.*	91	4,918
Lennar Corp. — Class A	89	4,700
L Brands, Inc.	111	4,618
LKQ Corp.*	122	4,391
Aramark	96	3,899
PVH Corp.	30	3,781
Hanesbrands, Inc.	143	3,524
Goodyear Tire & Rubber Co.	98	3,259
PulteGroup, Inc.	119	3,252
Latam Airlines Group S.A. ADR	234	3,101
Adient plc	35	2,940
HD Supply Holdings, Inc.*	74	2,669
Lions Gate Entertainment Corp. — Class A*	78	2,609
Toll Brothers, Inc.	62	2,571
Scotts Miracle-Gro Co. — Class A	23	2,239
Allison Transmission Holdings, Inc.	58	2,177
Six Flags Entertainment Corp.	33	2,011
International Game Technology plc	77	1,890
Carter’s, Inc.	19	1,876
Foot Locker, Inc.	48	1,691
Navistar International Corp.*	38	1,675
Cinemark Holdings, Inc.	45	1,629
CalAtlantic Group, Inc.	44	1,612
Penske Automotive Group, Inc.	33	1,570
Dana, Inc.	56	1,566
Scientific Games Corp. — Class A*	34	1,559
Signet Jewelers Ltd.[1]	23	1,531
Michaels Companies, Inc.*	71	1,524
Extended Stay America, Inc.	76	1,520
Hilton Grand Vacations, Inc.*	38	1,468
Wendy’s Co.	92	1,429
Cedar Fair, LP1	22	1,411
Choice Hotels International, Inc.	22	1,406
Tempur Sealy International, Inc.*	21	1,355
ILG, Inc.	50	1,337
Churchill Downs, Inc.	6	1,237
Beacon Roofing Supply, Inc.*	24	1,230
Tenneco, Inc.	20	1,213
Lithia Motors, Inc. — Class A	10	1,203
Boyd Gaming Corp.	44	1,146
FirstCash, Inc.	18	1,137
WESCO International, Inc.*	19	1,107
Anixter International, Inc.*	13	1,105
Wolverine World Wide, Inc.	37	1,067
Taylor Morrison Home Corp. — Class A*	48	1,058
Sally Beauty Holdings, Inc.*	51	999
Regal Entertainment Group — Class A	61	976
Meritor, Inc.*	35	910
Penn National Gaming, Inc.*	36	842
TRI Pointe Group, Inc.*	60	829
KB Home	34	820
GameStop Corp. — Class A	39	806
Allegiant Travel Co. — Class A	6	790
Cooper Tire & Rubber Co.	21	785
Rite Aid Corp.*	393	770
Eldorado Resorts, Inc.*	30	770
American Axle & Manufacturing Holdings, Inc.*	43	756

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

AMC Entertainment Holdings, Inc. — Class A1	49	$720
Meritage Homes Corp.*	16	710
MDC Holdings, Inc.	20	664
Suburban Propane Partners, LP	24	626
Party City Holdco, Inc.*	46	623
Brinker International, Inc.	19	605
Mobile Mini, Inc.	17	586
Group 1 Automotive, Inc.	8	580
BMC Stock Holdings, Inc.*	26	555
Caleres, Inc.	17	519
Vista Outdoor, Inc.*	22	505
Asbury Automotive Group, Inc.*	8	489
Pinnacle Entertainment, Inc.*	22	469
J.C. Penney Company, Inc.*	122	465
H&E Equipment Services, Inc.	14	409
Sonic Automotive, Inc. — Class A	17	347
Conn’s, Inc.*	12	338
Sears Holdings Corp.*	42	307
William Lyon Homes — Class A*	13	299
Century Communities, Inc.*	11	272
M/I Homes, Inc.*	10	267
Tailored Brands, Inc.	18	260
Beazer Homes USA, Inc.*	13	244
Titan International, Inc.	23	233
Ferrellgas Partners, LP	38	195
AV Homes, Inc.*	9	154
Carrols Restaurant Group, Inc.*	14	153
Perry Ellis International, Inc.*	6	142
Hovnanian Enterprises, Inc. — Class A*	61	118
Total Consumer, Cyclical		182,896

Consumer, Non-cyclical - 1.0%
HCA Healthcare, Inc.*	143	11,380
Centene Corp.*	68	6,580
Nielsen Holdings plc	138	5,721
United Rentals, Inc.*	33	4,578
Gartner, Inc.*	36	4,479
DaVita, Inc.*	75	4,454
Teleflex, Inc.	18	4,355
Universal Health Services, Inc. — Class B	38	4,216
Hologic, Inc.*	110	4,036
Live Nation Entertainment, Inc.*	80	3,484
WellCare Health Plans, Inc.*	17	2,920
Lamb Weston Holdings, Inc.	57	2,673
Pinnacle Foods, Inc.	46	2,630
KAR Auction Services, Inc.	54	2,578
Service Corporation International	74	2,553
ServiceMaster Global Holdings, Inc.*	52	2,430
Post Holdings, Inc.*	26	2,295
Envision Healthcare Corp.*	48	2,158
Booz Allen Hamilton Holding Corp.	57	2,131
Valeant Pharmaceuticals International, Inc.*	137	1,963
Hill-Rom Holdings, Inc.	26	1,924
WEX, Inc.*	17	1,908
HealthSouth Corp.	39	1,808
Alere, Inc.*	35	1,785
Acadia Healthcare Company, Inc.*	36	1,719
Edgewell Personal Care Co.*	22	1,600
MEDNAX, Inc.*	37	1,595
Molina Healthcare, Inc.*	22	1,513
TreeHouse Foods, Inc.*	22	1,490
Mallinckrodt plc*	39	1,457
Ritchie Bros Auctioneers, Inc.	42	1,328
Avis Budget Group, Inc.*	33	1,256
Cimpress N.V.*	12	1,172
Graham Holdings Co. — Class B	2	1,170
Performance Food Group Co.*	41	1,158
Darling Ingredients, Inc.*	64	1,121
Vector Group Ltd.	54	1,096
Laureate Education, Inc. — Class A*	75	1,091
Prestige Brands Holdings, Inc.*	21	1,052
Select Medical Holdings Corp.*	51	979
Sotheby’s*	21	968
LifePoint Health, Inc.*	16	926
B&G Foods, Inc.[1]	26	828
Horizon Pharma plc*	65	824
Cott Corp.	54	811
Central Garden & Pet Co.*	20	777
Endo International plc*	88	754
Hertz Global Holdings, Inc.*,1	33	738
Owens & Minor, Inc.	24	701
Tenet Healthcare Corp.*	41	674
Integer Holdings Corp.*	12	614
FTI Consulting, Inc.*	15	532
Revlon, Inc. — Class A*	21	516
ACCO Brands Corp.*	42	500
Quad/Graphics, Inc.	20	452
Cardtronics plc — Class A*	18	414
Avon Products, Inc.*	169	394
Dean Foods Co.	36	392
Community Health Systems, Inc.*	45	346
SUPERVALU, Inc.*	15	326
RR Donnelley & Sons Co.	27	278
AMAG Pharmaceuticals, Inc.*	14	258
Rent-A-Center, Inc.[1]	21	241
Kindred Healthcare, Inc.	34	231
Ingles Markets, Inc. — Class A	8	206
Everi Holdings, Inc.*	25	190
BioScrip, Inc.*	50	138
StoneMor Partners, LP	15	98
Total Consumer, Non-cyclical		119,963

Financial - 0.9%
Royal Bank of Scotland Group plc ADR*,1	2,307	16,795
Equinix, Inc. REIT	31	13,836
Discover Financial Services	144	9,286
SBA Communications Corp. REIT*	47	6,770
Unum Group	88	4,499
Ally Financial, Inc.	174	4,221
Iron Mountain, Inc. REIT	103	4,007
Icahn Enterprises, LP	64	3,511

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

Gaming and Leisure Properties, Inc. REIT	83	$3,062
Lamar Advertising Co. — Class A REIT	38	2,604
CIT Group, Inc.	53	2,600
Starwood Property Trust, Inc. REIT	101	2,194
CyrusOne, Inc. REIT	36	2,121
Howard Hughes Corp.*	17	2,005
Credit Acceptance Corp.*	7	1,961
LPL Financial Holdings, Inc.	37	1,908
Medical Properties Trust, Inc. REIT	141	1,851
CNO Financial Group, Inc.	79	1,844
MGIC Investment Corp.*	144	1,804
Realogy Holdings Corp.	54	1,779
Hanover Insurance Group, Inc.	17	1,648
Navient Corp.	106	1,592
Radian Group, Inc.	83	1,551
BankUnited, Inc.	41	1,458
Popular, Inc.	40	1,438
Sabra Health Care REIT, Inc.	62	1,360
GEO Group, Inc. REIT	48	1,291
Ryman Hospitality Properties, Inc. REIT	20	1,250
CoreCivic, Inc. REIT	46	1,231
Virtu Financial, Inc. — Class A1	74	1,199
Uniti Group, Inc. REIT	71	1,041
American Equity Investment Life Holding Co.	35	1,018
QTS Realty Trust, Inc. — Class A REIT	19	995
Kennedy-Wilson Holdings, Inc.	45	835
Potlatch Corp. REIT	16	816
Genworth Financial, Inc. — Class A*	195	751
Aircastle Ltd.	31	691
Och-Ziff Capital Management Group LLC — Class A	206	663
CareTrust REIT, Inc.	30	571
iStar, Inc. REIT*	29	342
Fifth Street Finance Corp.	56	306
PHH Corp.*	20	279
Fly Leasing Ltd. ADR*	13	182
Ocwen Financial Corp.*	51	175
Enova International, Inc.*	13	175
RLJ Lodging Trust REIT	1	12
Total Financial		111,528

Energy - 0.8%
Williams Companies, Inc.	325	9,754
Concho Resources, Inc.*	58	7,639
Energy Transfer Equity, LP	423	7,352
Continental Resources, Inc.*	148	5,714
Diamondback Energy, Inc.*	38	3,722
Antero Resources Corp.*	124	2,468
Rice Energy, Inc.*	84	2,431
Equities Midstream Partners, LP	32	2,399
Antero Midstream Partners, LP	74	2,333
Newfield Exploration Co.*	78	2,314
Andeavor Logistics, LP	43	2,153
RSP Permian, Inc.*	62	2,145
Energen Corp.*	38	2,078
DCP Midstream, LP	57	1,974
Range Resources Corp.	99	1,937
Murphy Oil Corp.	68	1,806
WPX Energy, Inc.*	155	1,783
Weatherford International plc*,1	388	1,776
Vermilion Energy, Inc.	48	1,708
Transocean Ltd.*,1	153	1,646
Chesapeake Energy Corp.*,1	365	1,570
CONSOL Energy, Inc.*	90	1,524
NuStar Energy, LP	37	1,502
Genesis Energy, LP	49	1,291
PDC Energy, Inc.*	26	1,275
Southwestern Energy Co.*	204	1,246
Laredo Petroleum, Inc.*	94	1,215
Sunoco, LP	39	1,213
PBF Energy, Inc. — Class A1	43	1,187
Matador Resources Co.*	39	1,059
Gulfport Energy Corp.*	73	1,047
Alliance Resource Partners, LP	51	987
Murphy USA, Inc.*	14	966
Callon Petroleum Co.*	83	933
SemGroup Corp. — Class A	31	891
Holly Energy Partners, LP	26	868
Oasis Petroleum, Inc.*	93	848
TerraForm Power, Inc. — Class A*	64	846
Delek US Holdings, Inc.	31	829
McDermott International, Inc.*	113	822
Pattern Energy Group, Inc.	34	819
QEP Resources, Inc.*	95	814
SM Energy Co.	44	781
Whiting Petroleum Corp.*	142	775
Ensco plc — Class A1	117	698
Rowan Companies plc — Class A*	49	630
Forum Energy Technologies, Inc.*	38	604
NGL Energy Partners, LP	49	566
Carrizo Oil & Gas, Inc.*	33	565
WildHorse Resource Development Corp.*,1	40	533
PBF Logistics, LP	23	483
Noble Corporation plc*	94	432
Unit Corp.*	20	412
Archrock Partners, LP	27	385
Precision Drilling Corp.*	115	359
TerraForm Global, Inc. — Class A*	71	337
EP Energy Corp. — Class A*	102	333
SEACOR Holdings, Inc.*	7	323
Enviva Partners, LP	10	296
Atwood Oceanics, Inc.*,1	31	291
Baytex Energy Corp.*	95	286
American Midstream Partners, LP	20	273
Eclipse Resources Corp.*	106	265
Calumet Specialty Products Partners, LP*	30	251
Resolute Energy Corp.*	8	238
SunCoke Energy, Inc.*	25	229
Denbury Resources, Inc.*	156	209
Sanchez Energy Corp.*	33	159
Bristow Group, Inc.	14	131

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

Bill Barrett Corp.*	30	$129
Cloud Peak Energy, Inc.*	29	106
Approach Resources, Inc.*,1	35	88
Jones Energy, Inc. — Class A*	37	71
Total Energy		100,122

Industrial - 0.8%
CNH Industrial N.V.	531	6,377
Ball Corp.	138	5,700
TransDigm Group, Inc.	20	5,112
Arconic, Inc.	173	4,304
Huntington Ingalls Industries, Inc.	18	4,076
Sensata Technologies Holding N.V.*	66	3,172
Crown Holdings, Inc.*	53	3,166
Sealed Air Corp.	74	3,162
XPO Logistics, Inc.*	46	3,117
Orbital ATK, Inc.[1]	22	2,930
Berry Global Group, Inc.*	51	2,889
Oshkosh Corp.	29	2,393
Zebra Technologies Corp. — Class A*	21	2,280
AECOM*	61	2,245
Jabil, Inc.	70	1,999
Trinity Industries, Inc.	59	1,883
USG Corp.*	56	1,827
Graphic Packaging Holding Co.	122	1,702
Owens-Illinois, Inc.*	64	1,610
Terex Corp.	35	1,576
Louisiana-Pacific Corp.*	57	1,544
MasTec, Inc.*	32	1,485
Summit Materials, Inc. — Class A*	44	1,409
Belden, Inc.	17	1,369
Silgan Holdings, Inc.	43	1,265
Clean Harbors, Inc.*	22	1,247
Welbilt, Inc.*	53	1,222
EnerSys	17	1,176
Greif, Inc. — Class A	19	1,112
Energizer Holdings, Inc.	24	1,105
Sanmina Corp.*	29	1,077
KLX, Inc.*	20	1,059
Hillenbrand, Inc.	24	932
Advanced Disposal Services, Inc.*	35	882
Masonite International Corp.*	12	830
Builders FirstSource, Inc.*	44	792
Covanta Holding Corp.	51	757
Triumph Group, Inc.	24	714
EnPro Industries, Inc.	8	644
SPX FLOW, Inc.*	16	617
Actuant Corp. — Class A	23	589
Multi-Color Corp.	7	574
Tutor Perini Corp.*	19	540
Boise Cascade Co.*	15	524
Manitowoc Company, Inc.*	57	513
Kratos Defense & Security Solutions, Inc.*	39	510
Tennant Co.	7	463
Ply Gem Holdings, Inc.*	27	460
NCI Building Systems, Inc.*	28	437
Griffon Corp.	19	422
Briggs & Stratton Corp.	17	400
Gibraltar Industries, Inc.*	12	374
General Cable Corp.	19	358
Teekay Corp.	35	313
NN, Inc.	10	290
Martin Midstream Partners, LP	15	233
LSB Industries, Inc.*	11	87
Navios Maritime Holdings, Inc.*	50	84
Hornbeck Offshore Services, Inc.*	13	53
Total Industrial		89,982

Technology - 0.7%
Micron Technology, Inc.*	436	17,147
NXP Semiconductor N.V.*	132	14,928
Western Digital Corp.	112	9,676
MSCI, Inc. — Class A	35	4,091
Leidos Holdings, Inc.	59	3,494
CDK Global, Inc.	55	3,470
Qorvo, Inc.*	49	3,463
Open Text Corp.	104	3,358
SS&C Technologies Holdings, Inc.	80	3,212
PTC, Inc.*	46	2,589
Microsemi Corp.*	45	2,317
Brocade Communications Systems, Inc.	161	1,924
NCR Corp.*	48	1,801
Nuance Communications, Inc.*	114	1,792
Entegris, Inc.*	56	1,616
j2 Global, Inc.	19	1,404
Conduent, Inc.*	83	1,301
ACI Worldwide, Inc.*	47	1,071
Amkor Technology, Inc.*	92	971
Engility Holdings, Inc.*	14	486
Unisys Corp.*	20	170
MagnaChip Semiconductor Corp.*	14	159
Total Technology		80,440

Basic Materials - 0.5%
ArcelorMittal*	405	10,433
Freeport-McMoRan, Inc.*	567	7,960
Chemours Co.	71	3,594
Steel Dynamics, Inc.	94	3,240
CF Industries Holdings, Inc.	90	3,164
Axalta Coating Systems Ltd.*	95	2,747
Huntsman Corp.	93	2,550
Olin Corp.	63	2,158
Kinross Gold Corp.*	487	2,065
WR Grace & Co.	27	1,948
United States Steel Corp.	70	1,796
Methanex Corp.	34	1,710
Ashland Global Holdings, Inc.	24	1,569
PolyOne Corp.	32	1,281
Platform Specialty Products Corp.*	112	1,249
IAMGOLD Corp.*	185	1,129
Allegheny Technologies, Inc.*	41	980
Tronox Ltd. — Class A	46	971
Ferroglobe plc	67	882
GCP Applied Technologies, Inc.*	28	860

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

New Gold, Inc.*	231	$857
Compass Minerals International, Inc.[1]	13	844
Commercial Metals Co.	44	837
Cleveland-Cliffs, Inc.*	116	829
Hecla Mining Co.	157	788
Kaiser Aluminum Corp.	7	722
Eldorado Gold Corp.	319	702
Hudbay Minerals, Inc.	94	700
AK Steel Holding Corp.*	125	699
Coeur Mining, Inc.*	70	643
Neenah Paper, Inc.	7	598
Century Aluminum Co.*	35	580
Kraton Corp.*	12	485
Constellium N.V. — Class A*	42	431
A. Schulman, Inc.	12	410
Koppers Holdings, Inc.*	8	369
PH Glatfelter Co.	17	331
Mercer International, Inc.	26	308
Clearwater Paper Corp.*	6	296
Rayonier Advanced Materials, Inc.	17	233
Ryerson Holding Corp.*	14	152
Total Basic Materials		64,100

Utilities - 0.1%
FirstEnergy Corp.	174	5,364
NRG Energy, Inc.	125	3,199
AES Corp.	257	2,832
Calpine Corp.*	142	2,095
AmeriGas Partners, LP	37	1,663
Atlantica Yield plc	40	788
Dynegy, Inc.*	51	499
Total Utilities		16,440

Diversified - 0.0%
Leucadia National Corp.	142	3,585
HRG Group, Inc.*	79	1,233
Total Diversified		4,818

Total Common Stocks
(Cost $852,338)		964,056

RIGHTS†††- 0.0%
Nexstar Media Group, Inc.
Expires 01/18/192,*	34	—
Total Rights
(Cost $—)		—

EXCHANGE-TRADED FUNDS† - 0.5%
iShares iBoxx $ High Yield Corporate Bond ETF[1]	700	62,132
Total Exchange-Traded Funds
(Cost $60,823)		62,132

MUTUAL FUNDS† - 68.7%
Guggenheim Strategy Fund II3	165,586	4,149,597
Guggenheim Strategy Fund I3	159,535	4,005,920
Total Mutual Funds
(Cost $8,104,448)		8,155,517

	Face Amount

REPURCHASE AGREEMENTS††,4 - 19.2%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17[5]	$1,143,266	1,143,266
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17[5]	571,633	571,633
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17[5]	293,129	293,129
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	251,671	251,671
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	26,395	26,395
Total Repurchase Agreements
(Cost $2,286,094)		2,286,094

	Shares

SECURITIES LENDING COLLATERAL†,6 - 0.7%
First American Government Obligations Fund — Class Z, 0.89%[7]	81,922	81,922
Total Securities Lending Collateral
(Cost $81,922)		81,922

Total Investments - 97.2%
(Cost $11,385,625)		$11,549,721
Other Assets & Liabilities, net - 2.8%		326,909
Total Net Assets - 100.0%		$11,876,630

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

Futures Contracts
Description	Contracts	Expiration Date	Notional Amount	Unrealized Gain (Loss)
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	13	Dec 2017	$969,995	$50,322
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	61	Dec 2017	7,164,641	(43,291)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Gain
OTC Equity Index Swap Agreements††
Credit Suisse Capital, LLC	Credit Suisse Illiquidity Premium Liquid Index	3.11%	At Maturity	12/18/17	406	$663,904	$1,406

CENTRALLY CLEARED CREDIT DEFAULT SWAPS††,8
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Paid	Unrealized Gain (Loss)
Barclays Bank plc	ICE	CDX.NA.HY.29 Index	5.00%	At Maturity	12/20/22	$7,100,000	$7,657,350	$525,255	$32,095

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at September 30, 2017. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Affiliated issuer.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2017.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7 day yield as of September 30, 2017.
[8]	Credit Default Swaps — See Note 2.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust
CDX.NA.HY.29 Index — Credit Default Swap High Yield Series 29 Index
ICE — Intercontinental Exchange

See Sector Classification in Other Information section.

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$964,056	$—	$—	$—	$—		$964,056
Credit Default Swaps	—	—	—	32,095	—		32,095
Equity Futures Contracts	—	50,322	—	—	—		50,322
Equity Index Swap Agreements	—	—	—	1,406	—		1,406
Exchange-Traded Funds	62,132	—	—	—	—		62,132
Mutual Funds	8,155,517	—	—	—	—		8,155,517
Repurchase Agreements	—	—	2,286,094	—	—		2,286,094
Rights	—	—	—	—	—	**	—
Securities Lending Collateral	81,922	—	—	—	—		81,922
Total Assets	$9,263,627	$50,322	$2,286,094	$33,501	$—		$11,633,544

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts	$—	$43,291	$—	$—	$—	$43,291

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.
**	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

Transactions during the period ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Strategy Fund I	$4,010,513	$85,817	$(100,000)	$77	$9,513	$4,005,920	159,535	$35,992
Guggenheim Strategy Fund II	4,043,826	95,880	—	—	9,891	4,149,597	165,586	46,104
	$8,054,339	$181,697	$(100,000)	$77	$19,404	$8,155,517	—	$82,096

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value - including $79,901 of securities loaned (cost $995,083)	$1,108,110
Investments in affiliated issuers, at value (cost $8,104,448)	8,155,517
Repurchase agreements, at value (cost $2,286,094)	2,286,094
Cash	13
Segregated cash with broker	73,904
Unamortized upfront premiums paid on credit default swaps	525,255
Unrealized appreciation on swap agreements	33,501
Receivables:
Dividends	14,424
Interest	10,974
Investment adviser	1,398
Securities lending income	56
Foreign taxes reclaim	21
Total assets	12,209,267

Liabilities:
Segregated cash due to broker	175,067
Payable for:
Return of securities loaned	81,922
Licensing fees	31,544
Securities purchased	14,255
Variation margin	13,062
Management fees	8,559
Transfer agent and administrative fees	2,378
Portfolio accounting fees	951
Distribution and service fees	784
Fund shares redeemed	265
Miscellaneous	3,850
Total liabilities	332,637
Commitments and contingent liabilities (Note 12)	—
Net assets	$11,876,630

Net assets consist of:
Paid in capital	$11,993,524
Undistributed net investment income	183,866
Accumulated net realized loss on investments	(505,388)
Net unrealized appreciation on investments	204,628
Net assets	$11,876,630

A-Class:
Net assets	$752,743
Capital shares outstanding	27,635
Net asset value per share	$27.24
Maximum offering price per share (Net asset value divided by 95.25%)	$28.60

C-Class:
Net assets	$418,714
Capital shares outstanding	16,364
Net asset value per share	$25.59

P-Class:
Net assets	$1,387,358
Capital shares outstanding	50,934
Net asset value per share	$27.24

Institutional Class:
Net assets	$9,317,815
Capital shares outstanding	335,280
Net asset value per share	$27.79

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $221)	$10,077
Dividends from securities of affiliated issuers	82,096
Interest	10,840
Income from securities lending, net	436
Total investment income	103,449

Expenses:
Management fees	54,550
Distribution and service fees:
A-Class	1,036
C-Class	2,270
P-Class	1,770
Transfer agent and administrative fees	15,153
Licensing fees	21,214
Registration fees	6,319
Portfolio accounting fees	6,061
Custodian fees	805
Trustees’ fees*	534
Miscellaneous	3,913
Total expenses	113,625
Less:
Expenses waived by Adviser	(8,537)
Net expenses	105,088
Net investment loss	(1,639)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(42,065)
Investments in affiliated issuers	77
Swap agreements	245,827
Futures contracts	43,646
Net realized gain	247,485
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	66,995
Investments in affiliated issuers	19,404
Swap agreements	19,262
Futures contracts	(1,086)
Net change in unrealized appreciation (depreciation)	104,575
Net realized and unrealized gain	352,060
Net increase in net assets resulting from operations	$350,421

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,639)	$(12,118)
Net realized gain on investments	247,485	474,349
Net change in unrealized appreciation (depreciation) on investments	104,575	44,621
Net increase in net assets resulting from operations	350,421	506,852

Distributions to shareholders from:
Net investment income
A-Class	—	(29,624)
C-Class	—	(20,378)
P-Class	—	(46,774)
Institutional Class	—	(168,247)
Total distributions to shareholders	—	(265,023)

Capital share transactions:
Proceeds from sale of shares
A-Class	47,524	250,425
C-Class	—	51,677
P-Class	7,542	273,654
Institutional Class	1,744,968	6,558,028
Distributions reinvested
A-Class	—	27,331
C-Class	—	20,350
P-Class	—	45,762
Institutional Class	—	167,793
Cost of shares redeemed
A-Class	(189,452)	(357,743)
C-Class	(89,584)	(471,976)
P-Class	(100,227)	(588,498)
Institutional Class	(2,631,088)	(1,244,024)
Net increase (decrease) from capital share transactions	(1,210,317)	4,732,779
Net increase (decrease) in net assets	(859,896)	4,974,608

Net assets:
Beginning of period	12,736,526	7,761,918
End of period	$11,876,630	$12,736,526
Undistributed net investment income at end of period	$183,866	$185,505

Capital share activity:
Shares sold
A-Class	1,787	9,471
C-Class	—	2,046
P-Class	284	10,369
Institutional Class	63,824	244,474
Shares issued from reinvestment of distributions
A-Class	—	1,044
C-Class	—	822
P-Class	—	1,747
Institutional Class	—	6,294
Shares redeemed
A-Class	(7,107)	(13,552)
C-Class	(3,562)	(18,794)
P-Class	(3,753)	(22,397)
Institutional Class	(96,852)	(46,313)
Net increase (decrease) in shares	(45,379)	175,211

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$26.45	$25.76	$26.82	$28.42	$27.56	$25.37
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	(.07)	.03	(.31)	(.49)	(.21)
Net gain (loss) on investments (realized and unrealized)	.82	1.63	(.72)	(.09)	3.09	2.40
Total from investment operations	.79	1.56	(.69)	(.40)	2.60	2.19
Less distributions from:
Net investment income	—	(.87)	(.37)	(.06)	—	—
Net realized gains	—	—	—	(1.14)	(1.74)	—
Total distributions	—	(.87)	(.37)	(1.20)	(1.74)	—
Net asset value, end of period	$27.24	$26.45	$25.76	$26.82	$28.42	$27.56

Total Return[c]	2.99%	6.11%	(2.52%)	(1.18%)	9.58%	8.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$753	$872	$927	$1,371	$4,303	$2,080
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.25%)	0.11%	(1.10%)	(1.73%)	(0.80%)
Total expenses[d]	2.04%	2.02%	2.00%	2.01%	2.02%	2.03%
Net expenses[e]	1.90%	1.90%	1.90%	1.90%	1.90%	1.91%
Portfolio turnover rate	13%	47%	32%	107%	161%	228%

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$24.94	$24.52	$25.74	$27.53	$26.95	$24.99
Income (loss) from investment operations:
Net investment income (loss)[b]	(.12)	(.25)	(.16)	(.45)	(.67)	(.43)
Net gain (loss) on investments (realized and unrealized)	.77	1.54	(.69)	(.14)	2.99	2.39
Total from investment operations	.65	1.29	(.85)	(.59)	2.32	1.96
Less distributions from:
Net investment income	—	(.87)	(.37)	(.06)	—	—
Net realized gains	—	—	—	(1.14)	(1.74)	—
Total distributions	—	(.87)	(.37)	(1.20)	(1.74)	—
Net asset value, end of period	$25.59	$24.94	$24.52	$25.74	$27.53	$26.95

Total Return[c]	2.61%	5.31%	(3.25%)	(1.92%)	8.74%	7.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$419	$497	$879	$1,230	$1,253	$1,038
Ratios to average net assets:
Net investment income (loss)	(0.94%)	(0.98%)	(0.64%)	(1.68%)	(2.45%)	(1.67%)
Total expenses[d]	2.79%	2.77%	2.75%	2.75%	2.77%	2.79%
Net expenses[e]	2.65%	2.64%	2.65%	2.65%	2.65%	2.66%
Portfolio turnover rate	13%	47%	32%	107%	161%	228%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$26.45	$25.76	$26.82	$28.42	$27.57	$25.37
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(.06)	.02	(.29)	(.49)	(.23)
Net gain (loss) on investments (realized and unrealized)	.81	1.62	(.71)	(.11)	3.08	2.43
Total from investment operations	.79	1.56	(.69)	(.40)	2.59	2.20
Less distributions from:
Net investment income	—	(.87)	(.37)	(.06)	—	—
Net realized gains	—	—	—	(1.14)	(1.74)	—
Total distributions	—	(.87)	(.37)	(1.20)	(1.74)	—
Net asset value, end of period	$27.24	$26.45	$25.76	$26.82	$28.42	$27.57

Total Return[c]	2.99%	6.11%	(2.52%)	(1.18%)	9.54%	8.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,387	$1,439	$1,667	$3,318	$6,809	$6,134
Ratios to average net assets:
Net investment income (loss)	(0.18%)	(0.24%)	0.09%	(1.05%)	(1.72%)	(0.88%)
Total expenses[d]	2.04%	2.02%	2.00%	2.01%	2.02%	2.03%
Net expenses[e]	1.90%	1.90%	1.90%	1.90%	1.90%	1.91%
Portfolio turnover rate	13%	47%	32%	107%	161%	228%

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013
Per Share Data
Net asset value, beginning of period	$26.96	$26.18	$27.17	$28.71	$27.76	$25.49
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	— [f]	.10	(.16)	(.42)	(.19)
Net gain (loss) on investments (realized and unrealized)	.82	1.65	(.72)	(.18)	3.11	2.46
Total from investment operations	.83	1.65	(.62)	(.34)	2.69	2.27
Less distributions from:
Net investment income	—	(.87)	(.37)	(.06)	—	—
Net realized gains	—	—	—	(1.14)	(1.74)	—
Total distributions	—	(.87)	(.37)	(1.20)	(1.74)	—
Net asset value, end of period	$27.79	$26.96	$26.18	$27.17	$28.71	$27.76

Total Return[c]	3.08%	6.36%	(2.23%)	(0.96%)	9.84%	8.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,318	$9,929	$4,289	$3,746	$975	$891
Ratios to average net assets:
Net investment income (loss)	0.05%	0.01%	0.37%	(0.57%)	(1.46%)	(0.70%)
Total expenses[d]	1.79%	1.78%	1.75%	1.75%	1.77%	1.80%
Net expenses[e]	1.65%	1.65%	1.65%	1.65%	1.65%	1.67%
Portfolio turnover rate	13%	47%	32%	107%	161%	228%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Net investment income is less than $0.01 per share.
*	H-Class shares redesignated as P-Class shares effective following the close of business on April 30, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

Ten Largest Holdings (% of Total Net Assets)
Alibaba Group Holding Ltd. ADR	12.0%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	8.5%
Baidu, Inc. ADR	4.1%
China Mobile Ltd. ADR	3.4%
Itau Unibanco Holding S.A. ADR	2.7%
HDFC Bank Ltd. ADR	2.4%
Banco Bradesco S.A. ADR	2.0%
Vale S.A. ADR	1.9%
JD.com, Inc. ADR	1.8%
Infosys Ltd. ADR	1.8%
Top Ten Total	40.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	Since Inception (10/29/10)
A-Class Shares	31.58%	44.46%	1.42%	(4.96%)
A-Class Shares with sales charge‡	25.33%	37.60%	0.44%	(5.63%)
C-Class Shares	31.07%	43.40%	0.77%	(5.48%)
C-Class Shares with CDSC§	30.07%	42.40%	0.77%	(5.48%)
H-Class Shares	31.57%	44.33%	1.36%	(4.96%)
BNY Mellon Emerging Markets 50 ADR Index	16.26%	23.33%	3.85%	1.24%
S&P 500 Index	7.71%	18.61%	14.22%	13.94%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 67.5%

Communications - 29.0%
Alibaba Group Holding Ltd. ADR*	13,755	$2,375,625
Baidu, Inc. ADR*	3,268	809,451
China Mobile Ltd. ADR	13,141	664,539
JD.com, Inc. ADR*	9,256	353,579
Ctrip.com International Ltd. ADR*	4,812	253,785
America Movil SAB de CV — Class L ADR	13,845	245,749
Telekomunikasi Indonesia Persero Tbk PT ADR	5,895	202,199
Chunghwa Telecom Company Ltd. ADR	4,537	154,757
Grupo Televisa SAB ADR	5,222	128,827
SK Telecom Company Ltd. ADR	4,250	104,508
China Unicom Hong Kong Ltd. ADR*	7,135	100,104
China Telecom Corporation Ltd. ADR	1,656	84,655
Telefonica Brasil S.A. ADR	4,943	78,297
58.com, Inc. ADR*	1,064	67,181
Mobile TeleSystems PJSC ADR	6,082	63,496
Weibo Corp. ADR*	599	59,265
Total Communications		5,746,017

Technology - 12.7%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	44,554	1,673,002
Infosys Ltd. ADR	23,832	347,709
NetEase, Inc. ADR	886	233,736
Advanced Semiconductor Engineering, Inc. ADR	16,203	100,135
Wipro Ltd. ADR	13,925	79,094
United Microelectronics Corp. ADR[1]	28,392	70,980
Total Technology		2,504,656

Financial - 9.4%
HDFC Bank Ltd. ADR	5,007	482,524
Banco Bradesco S.A. ADR	36,496	404,011
China Life Insurance Company Ltd. ADR	17,762	267,318
Shinhan Financial Group Company Ltd. ADR	5,659	250,694
KB Financial Group, Inc. ADR	4,741	232,451
ICICI Bank Ltd. ADR	18,664	159,764
Bancolombia S.A. ADR	1,349	61,771
Total Financial		1,858,533

Energy - 5.8%
CNOOC Ltd. ADR	1,918	248,764
China Petroleum & Chemical Corp. ADR	3,045	230,689
Sasol Ltd. ADR	7,068	194,582
Petroleo Brasileiro S.A. ADR*	17,765	178,361
PetroChina Company Ltd. ADR	2,518	161,429
Ultrapar Participacoes S.A. ADR	5,180	123,388
Total Energy		1,137,213

Consumer, Non-cyclical - 4.1%
Ambev S.A. ADR	52,503	345,995
Fomento Economico Mexicano SAB de CV ADR	2,579	246,372
TAL Education Group ADR	3,334	112,389
BRF S.A. ADR*	7,466	107,585
Total Consumer, Non-cyclical		812,341

Basic Materials - 3.7%
Vale S.A. ADR	37,408	376,698
POSCO ADR	3,829	265,733
Vedanta Ltd. ADR	4,991	96,626
Total Basic Materials		739,057

Industrial - 1.2%
Cemex SAB de CV ADR*	17,383	157,838
LG Display Company Ltd. ADR	5,295	71,059
Total Industrial		228,897

Utilities - 0.9%
Korea Electric Power Corp. ADR[1]	6,129	102,722
Enel Americas S.A. ADR	6,720	68,678
Total Utilities		171,400

Consumer, Cyclical - 0.7%
Tata Motors Ltd. ADR*	2,412	75,423
Latam Airlines Group S.A. ADR	4,563	60,460
Total Consumer, Cyclical		135,883

Total Common Stocks
(Cost $12,054,836)		13,333,997

PREFERRED STOCKS†† - 3.9%
Financial - 2.7%
Itau Unibanco Holding S.A. ADR	38,556	528,217

Energy - 1.2%
Petroleo Brasileiro S.A. ADR*	25,072	242,196
Total Preferred Stocks
(Cost $658,370)		770,413

	Face Amount

REPURCHASE AGREEMENTS††,2 - 26.7%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17[3]	$2,645,287	2,645,287
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17[3]	1,322,643	1,322,643
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17[3]	927,450	927,450
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	356,763	356,763
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	37,416	37,416
Total Repurchase Agreements
(Cost $5,289,559)		5,289,559

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2017
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,4 - 0.7%
First American Government Obligations Fund — Class Z, 0.89%[5]	137,270	$137,270
Total Securities Lending Collateral
(Cost $137,270)		137,270

Total Investments - 98.8%
(Cost $18,140,035)		$19,531,239
Other Assets & Liabilities, net - 1.2%		244,219
Total Net Assets - 100.0%		$19,775,458

Futures Contracts
Description	Contracts	Expiration Date	Notional Amount	Unrealized Gain
Equity Futures Contracts Purchased†
MSCI EAFE Index Mini Futures Contracts	4	Dec 2017	$217,780	$2,313

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Gain
OTC Equity Index Swap Agreements††
BNP Paribas	BNY Mellon Emerging Markets 50 ADR Index	1.74%	At Maturity	10/30/17	5,966	$16,031,498	$137,125
Goldman Sachs International	BNY Mellon Emerging Markets 50 ADR Index	1.75%	At Maturity	10/27/17	3,345	8,989,322	80,381
						$25,020,820	$217,506

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at September 30, 2017 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2017.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
EMERGING MARKETS 2x STRATEGY FUND

Country	% of Securities
China	33%
Brazil	17%
Taiwan, Province of China	14%
India	9%
Cayman Islands	8%
Republic of Korea	7%
Mexico	6%
Other	6%
Total Securities	100%

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,333,997	$—	$—	$—	$—	$13,333,997
Equity Futures Contracts	—	2,313	—	—	—	2,313
Equity Index Swap Agreements	—	—	—	217,506	—	217,506
Preferred Stocks	770,413	—	—	—	—	770,413
Repurchase Agreements	—	—	5,289,559	—	—	5,289,559
Securities Lending Collateral	137,270	—	—	—	—	137,270
Total Assets	$14,241,680	$2,313	$5,289,559	$217,506	$—	$19,751,058

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Investments, at value - including $129,746 of securities loaned (cost $12,850,476)	$14,241,680
Repurchase agreements, at value (cost $5,289,559)	5,289,559
Cash	949
Segregated cash with broker	12,600
Unrealized appreciation on swap agreements	217,506
Receivables:
Fund shares sold	556,345
Dividends	48,502
Variation margin	3,676
Interest	294
Securities lending income	104
Foreign taxes reclaim	6
Total assets	20,371,221

Liabilities:
Payable for:
Fund shares redeemed	409,956
Return of securities loaned	137,270
Management fees	19,277
Distribution and service fees	5,772
Transfer agent and administrative fees	5,355
Swap settlement	3,627
Portfolio accounting fees	3,213
Miscellaneous	11,293
Total liabilities	595,763
Commitments and contingent liabilities (Note 12)	—
Net assets	$19,775,458

Net assets consist of:
Paid in capital	$26,644,914
Accumulated net investment loss	(13,383)
Accumulated net realized loss on investments	(8,467,096)
Net unrealized appreciation on investments	1,611,023
Net assets	$19,775,458

A-Class:
Net assets	$3,666,178
Capital shares outstanding	45,685
Net asset value per share	$80.25
Maximum offering price per share (Net asset value divided by 95.25%)	$84.25

C-Class:
Net assets	$620,855
Capital shares outstanding	8,043
Net asset value per share	$77.19

H-Class:
Net assets	$15,488,425
Capital shares outstanding	192,977
Net asset value per share	$80.26

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $1,466)	$134,755
Interest	35,429
Income from securities lending, net	191
Total investment income	170,375

Expenses:
Management fees	78,159
Distribution and service fees:
A-Class	3,231
C-Class	2,751
H-Class	17,794
Transfer agent and administrative fees	21,711
Portfolio accounting fees	13,028
Custodian fees	1,088
Trustees’ fees*	423
Miscellaneous	18,561
Total expenses	156,746
Net investment income	13,629

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	338,001
Swap agreements	1,878,349
Futures contracts	219,256
Net realized gain	2,435,606
Net change in unrealized appreciation (depreciation) on:
Investments	1,007,137
Swap agreements	226,450
Futures contracts	11,696
Net change in unrealized appreciation (depreciation)	1,245,283
Net realized and unrealized gain	3,680,889
Net increase in net assets resulting from operations	$3,694,518

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$13,629	$(121,807)
Net realized gain on investments	2,435,606	4,636,273
Net change in unrealized appreciation (depreciation) on investments	1,245,283	(1,024,456)
Net increase in net assets resulting from operations	3,694,518	3,490,010

Capital share transactions:
Proceeds from sale of shares
A-Class	4,028,681	7,359,066
C-Class	2,321,385	9,705,258
H-Class	166,353,110	466,810,421
Cost of shares redeemed
A-Class	(1,682,277)	(10,731,054)
C-Class	(2,150,253)	(9,726,582)
H-Class	(160,477,587)	(476,717,148)
Net increase (decrease) from capital share transactions	8,393,059	(13,300,039)
Net increase (decrease) in net assets	12,087,577	(9,810,029)

Net assets:
Beginning of period	7,687,881	17,497,910
End of period	$19,775,458	$7,687,881
Accumulated net investment loss at end of period	$(13,383)	$(27,012)

Capital share activity:
Shares sold
A-Class	60,153	150,599
C-Class	36,587	187,596
H-Class	2,371,333	9,608,705
Shares redeemed
A-Class	(24,772)	(229,335)
C-Class	(34,675)	(187,698)
H-Class	(2,288,149)	(9,794,119)
Net increase (decrease) in shares	120,477	(264,252)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$60.99	$44.79	$60.50	$66.27	$73.59	$87.40
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	(.48)	(.23)	(.37)	(.54)	(.35)
Net gain (loss) on investments (realized and unrealized)	19.17	16.68	(14.83)	(5.40)	(6.78)	(13.46)
Total from investment operations	19.26	16.20	(15.06)	(5.77)	(7.32)	(13.81)
Less distributions from:
Net investment income	—	—	(.65)	—	—	—
Total distributions	—	—	(.65)	—	—	—
Net asset value, end of period	$80.25	$60.99	$44.79	$60.50	$66.27	$73.59

Total Return[c]	31.58%	36.17%	(24.84%)	(8.72%)	(9.96%)	(15.79%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,666	$628	$3,988	$382	$744	$106
Ratios to average net assets:
Net investment income (loss)	0.26%	(0.96%)	(0.48%)	(0.53%)	(0.82%)	(0.51%)
Total expenses	1.77%	1.76%	1.75%	1.75%	1.81%	1.88%
Net expenses	1.77%	1.76%	1.75%	1.75%	1.76%[d]	1.75%[d]
Portfolio turnover rate	605%	2,568%	2,874%	1,085%	1,412%	730%

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$58.90	$43.56	$59.37	$65.46	$72.92	$87.31
Income (loss) from investment operations:
Net investment income (loss)[b]	(.06)	(.79)	(.74)	(.73)	(1.04)	(1.25)
Net gain (loss) on investments (realized and unrealized)	18.35	16.13	(14.42)	(5.36)	(6.42)	(13.14)
Total from investment operations	18.29	15.34	(15.16)	(6.09)	(7.46)	(14.39)
Less distributions from:
Net investment income	—	—	(.65)	—	—	—
Total distributions	—	—	(.65)	—	—	—
Net asset value, end of period	$77.19	$58.90	$43.56	$59.37	$65.46	$72.92

Total Return[c]	31.07%	35.19%	(25.48%)	(9.32%)	(10.21%)	(16.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$621	$361	$271	$1,287	$409	$108
Ratios to average net assets:
Net investment income (loss)	(0.17%)	(1.55%)	(1.49%)	(0.99%)	(1.73%)	(1.61%)
Total expenses	2.64%	2.50%	2.46%	2.48%	2.66%	2.59%
Net expenses	2.64%	2.50%	2.46%	2.48%	2.61%[d]	2.46%[d]
Portfolio turnover rate	605%	2,568%	2,874%	1,085%	1,412%	730%

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$61.01	$44.84	$60.61	$66.37	$73.87	$87.74
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	(.42)	(.41)	.20	(.34)	(.35)
Net gain (loss) on investments (realized and unrealized)	19.20	16.59	(14.71)	(5.96)	(7.16)	(13.52)
Total from investment operations	19.25	16.17	(15.12)	(5.76)	(7.50)	(13.87)
Less distributions from:
Net investment income	—	—	(.65)	—	—	—
Total distributions	—	—	(.65)	—	—	—
Net asset value, end of period	$80.26	$61.01	$44.84	$60.61	$66.37	$73.87

Total Return[c]	31.57%	36.04%	(24.88%)	(8.71%)	(10.19%)	(15.78%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,488	$6,698	$13,238	$2,136	$4,719	$2,087
Ratios to average net assets:
Net investment income (loss)	0.15%	(0.82%)	(0.76%)	0.25%	(0.51%)	(0.49%)
Total expenses	1.79%	1.76%	1.74%	1.75%	1.80%	1.83%
Net expenses	1.79%	1.76%	1.74%	1.75%	1.74%[d]	1.69%[d]
Portfolio turnover rate	605%	2,568%	2,874%	1,085%	1,412%	730%

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Reverse share split — Per share amounts for the periods presented through February 21, 2014 have been restated to reflect a 1:5 reverse share split effective February 21,2014

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

INVERSE EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	5 Year	Since Inception (10/29/10)
A-Class Shares	(27.36%)	(38.14%)	(17.40%)	(15.68%)
A-Class Shares with sales charge‡	(30.81%)	(41.08%)	(18.21%)	(16.28%)
C-Class Shares	(27.64%)	(38.58%)	(18.03%)	(15.58%)
C-Class Shares with CDSC§	(28.36%)	(39.19%)	(18.03%)	(15.58%)
HClass Shares	(27.40%)	(38.12%)	(17.52%)	(15.77%)
BNY Mellon Emerging Markets 50 ADR Index	16.26%	23.33%	3.85%	1.24%
S&P 500 Index	7.71%	18.61%	14.22%	13.94%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
INVERSE EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,1 - 104.8%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17[2]	$328,513	$328,513
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17[2]	164,257	164,257
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17[2]	104,369	104,369
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	54,089	54,089
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	5,673	5,673
Total Repurchase Agreements
(Cost $656,901)		656,901

Total Investments - 104.8%
(Cost $656,901)		$656,901
Other Assets & Liabilities, net - (4.8)%		(29,805)
Total Net Assets - 100.0%		$627,096

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Loss
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	BNY Mellon Emerging Markets 50 ADR Index	(0.75%)	Monthly	10/27/17	199	$534,572	$(4,472)
BNP Paribas	BNY Mellon Emerging Markets 50 ADR Index	(0.84%)	Monthly	10/30/17	267	716,222	(6,345)
						$1,250,794	$(10,817)

††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
[2]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2017.

See Sector Classification in Other Information section.

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Repurchase Agreements	$—	$656,901	$—	$—	$656,901

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$10,817	$—	$10,817

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Repurchase agreements, at value (cost $656,901)	$656,901
Receivables:
Fund shares sold	70,578
Interest	37
Total assets	727,516

Liabilities:
Unrealized depreciation on swap agreements	10,817
Payable for:
Fund shares redeemed	84,768
Swap settlement	2,330
Management fees	1,109
Distribution and service fees	323
Transfer agent and administrative fees	308
Portfolio accounting fees	185
Variation margin	24
Miscellaneous	556
Total liabilities	100,420
Commitments and contingent liabilities (Note 12)	—
Net assets	$627,096

Net assets consist of:
Paid in capital	$17,935,666
Accumulated net investment loss	(13,272)
Accumulated net realized loss on investments	(17,284,481)
Net unrealized depreciation on investments	(10,817)
Net assets	$627,096

A-Class:
Net assets	$52,201
Capital shares outstanding	1,133
Net asset value per share	$46.07
Maximum offering price per share (Net asset value divided by 95.25%)	$48.37

C-Class:
Net assets	$21,907
Capital shares outstanding	471
Net asset value per share	$46.51

H-Class:
Net assets	$552,988
Capital shares outstanding	12,089
Net asset value per share	$45.74

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Interest	$5,856
Total investment income	5,856

Expenses:
Management fees	5,794
Distribution and service fees:
A-Class	50
C-Class	220
H-Class	1,509
Transfer agent and administrative fees	1,610
Portfolio accounting fees	968
Registration fees	739
Custodian fees	84
Trustees’ fees*	61
Miscellaneous	608
Total expenses	11,643
Net investment loss	(5,787)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	37,726
Futures contracts	(10,206)
Net realized gain	27,520
Net change in unrealized appreciation (depreciation) on:
Swap agreements	(17,559)
Futures contracts	(648)
Net change in unrealized appreciation (depreciation)	(18,207)
Net realized and unrealized gain	9,313
Net increase in net assets resulting from operations	$3,526

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(5,787)	$(54,342)
Net realized gain (loss) on investments	27,520	(38,162)
Net change in unrealized appreciation (depreciation) on investments	(18,207)	51,297
Net increase (decrease) in net assets resulting from operations	3,526	(41,207)

Capital share transactions:
Proceeds from sale of shares
A-Class	49,430	13,480,032
C-Class	128,655	9,025,499
H-Class	50,129,355	132,741,268
Cost of shares redeemed
A-Class	(29,349)	(13,425,091)
C-Class	(147,741)	(9,161,419)
H-Class	(50,495,524)	(158,785,532)
Net decrease from capital share transactions	(365,174)	(26,125,243)
Net decrease in net assets	(361,648)	(26,166,450)

Net assets:
Beginning of period	988,744	27,155,194
End of period	$627,096	$988,744
Accumulated net investment loss at end of period	$(13,272)	$(7,485)

Capital share activity:
Shares sold
A-Class	972	130,919 *
C-Class	2,416	113,460 *
H-Class	982,283	1,618,259 *
Shares redeemed
A-Class	(509)	(134,646)*
C-Class	(2,814)	(116,168)*
H-Class	(984,328)	(1,864,161)*
Net decrease in shares	(1,980)	(252,337)*

*	Capital share activity for the periods presented through March, 2017, has been restated to reflect a 1:6 reverse share split effective October 31, 2016 – See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$63.42	$101.83	$101.26	$110.02	$115.35	$115.71
Income (loss) from investment operations:
Net investment income (loss)[b]	(.24)	(1.42)	(1.92)	(1.74)	(2.10)	(1.98)
Net gain (loss) on investments (realized and unrealized)	(17.11)	(36.99)	2.49	(7.02)	(3.23)	1.62
Total from investment operations	(17.35)	(38.41)	.57	(8.76)	(5.33)	(.36)
Net asset value, end of period	$46.07	$63.42	$101.83	$101.26	$110.02	$115.35

Total Return[c]	(27.36%)	(37.72%)	0.53%	(7.96%)	(4.63%)	(0.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52	$42	$448	$62	$4,859	$258
Ratios to average net assets:
Net investment income (loss)	(0.92%)	(1.50%)	(1.59%)	(1.74%)	(1.74%)	(1.60%)
Total expenses	1.80%	1.75%	1.75%	1.75%	1.78%	1.85%
Net expenses	1.80%	1.75%	1.75%	1.75%	1.75%[d]	1.71%[d]
Portfolio turnover rate	—	—	—	—	—	—

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$64.21	$103.83	$104.23	$114.21	$120.45	$121.50
Income (loss) from investment operations:
Net investment income (loss)[b]	(.48)	(1.88)	(2.82)	(2.34)	(3.12)	(2.94)
Net gain (loss) on investments (realized and unrealized)	(17.22)	(37.74)	2.42	(7.64)	(3.12)	1.89
Total from investment operations	(17.70)	(39.62)	(.40)	(9.98)	(6.24)	(1.05)
Net asset value, end of period	$46.51	$64.21	$103.83	$104.23	$114.21	$120.45

Total Return[c]	(27.64%)	(38.17%)	(0.29%)	(8.78%)	(5.23%)	(0.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22	$56	$371	$102	$262	$115
Ratios to average net assets:
Net investment income (loss)	(1.70%)	(2.20%)	(2.44%)	(2.47%)	(2.44%)	(2.41%)
Total expenses	2.55%	2.48%	2.50%	2.48%	2.48%	2.65%
Net expenses	2.55%	2.48%	2.50%	2.48%	2.46%[d]	2.51%[d]
Portfolio turnover rate	—	—	—	—	—	—

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]
Per Share Data
Net asset value, beginning of period	$63.00	$101.28	$100.80	$109.97	$115.31	$115.73
Income (loss) from investment operations:
Net investment income (loss)[b]	(.22)	(1.23)	(2.04)	(1.68)	(2.10)	(1.98)
Net gain (loss) on investments (realized and unrealized)	(17.04)	(37.05)	2.52	(7.49)	(3.24)	1.56
Total from investment operations	(17.26)	(38.28)	.48	(9.17)	(5.34)	(.42)
Net asset value, end of period	$45.74	$63.00	$101.28	$100.80	$109.97	$115.31

Total Return[c]	(27.40%)	(37.80%)	0.48%	(8.35%)	(4.63%)	(0.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$553	$890	$26,336	$23,091	$5,815	$1,942
Ratios to average net assets:
Net investment income (loss)	(0.87%)	(1.46%)	(1.65%)	(1.71%)	(1.74%)	(1.56%)
Total expenses	1.79%	1.76%	1.74%	1.73%	1.78%	1.82%
Net expenses	1.79%	1.76%	1.74%	1.73%	1.76%[d]	1.68%[d]
Portfolio turnover rate	—	—	—	—	—	—

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 31, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

EMERGING MARKETS BOND STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the emerging markets bond market as defined by the Adviser.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 8, 2013
C-Class	October 8, 2013
H-Class	October 8, 2013

Average Annual Returns*
Periods Ended September 30, 2017

	6 month†	1 Year	Since Inception (10/08/13)
A-Class Shares	4.05%	2.36%	2.22%
A-Class Shares with sales charge‡	(0.90%)	(2.50%)	0.98%
C-Class Shares	3.66%	1.59%	1.33%
C-Class Shares with CDSC§	2.66%	0.63%	1.33%
H-Class Shares	4.04%	2.32%	2.11%
Bank of America Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index	5.09%	4.37%	6.77%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BofA ML US Dollar Emerging Markets Sovereign Plus Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2017
EMERGING MARKETS BOND STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,1 - 77.9%
BNP Paribas issued 09/29/17 at 1.00% due 10/02/17	$431,196	$431,196
Bank of America Merrill Lynch issued 09/29/17 at 1.05% due 10/02/17	215,598	215,598
RBC Capital Markets LLC issued 09/29/17 at 0.98% due 10/02/17	107,206	107,206
HSBC Securities, Inc. issued 09/29/17 at 0.91% due 10/02/17	97,954	97,954
UMB Financial Corp. issued 09/29/17 at 0.91% due 10/02/17	10,273	10,273
Total Repurchase Agreements
(Cost $862,227)		862,227

Total Investments - 77.9%
(Cost $862,227)		$862,227
Other Assets & Liabilities, net - 22.1%		244,853
Total Net Assets - 100.0%		$1,107,080

Futures Contracts
Description	Contracts	Expiration Date	Notional Amount	Unrealized Loss
Interest Rate Futures Contracts Purchased†
U.S. Treasury 10 Year Note Futures Contracts	1	Dec 2017	$125,266	$(1,338)
U.S. Treasury 5 Year Note Futures Contracts	3	Dec 2017	352,359	(2,536)
			$477,625	$(3,874)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Gain (Loss)
OTC Equity Index Swap Agreements††
Goldman Sachs International	November 2017 iShares JP Morgan USD Emerging Markets Bond ETF	1.55%	At Maturity	10/04/17	2,554	$297,337	$333
Goldman Sachs International	November 2017 Powershares Emerging Markets Sovereign Debt Portfolio Swap ETF	1.65%	At Maturity	10/04/17	12,106	360,396	(707)
						$657,733	$(374)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS††,2
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Paid	Unrealized Gain (Loss)
Barclays Bank plc	ICE	CDX.EM-28 Index	1.00%	At Maturity	12/20/22	$550,000	$527,896	$(22,910)	$805

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
[2]	Credit Default Swaps — See Note 2.
ICE — Intercontinental Exchange
CDX.EM-28 Index — Credit Default Swap Emerging Markets Series 28 Index

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2017
EMERGING MARKETS BOND STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Credit Default Swaps	$—	$—	$—	$805	$—	$805
Equity Index Swap Agreements	—	—	—	333	—	333
Repurchase Agreements	—	—	862,227	—	—	862,227
Total Assets	$—	$—	$862,227	$1,138	$—	$863,365

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$—	$707	$—	$707
Interest Rate Futures Contracts	—	3,874	—	—	—	3,874
Total Liabilities	$—	$3,874	$—	$707	$—	$4,581

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended September 30, 2017, there were no transfers between levels.

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

Assets:
Repurchase agreements, at value (cost $862,227)	$862,227
Segregated cash with broker	276,842
Unrealized appreciation on swap agreements	1,138
Receivables:
Fund shares sold	10,757
Interest	216
Total assets	1,151,180

Liabilities:
Unamortized upfront premiums received on credit default swaps	22,910
Unrealized depreciation on swap agreements	707
Payable for:
Fund shares redeemed	10,000
Swap settlement	5,929
Management fees	1,479
Variation margin	914
Distribution and service fees	648
Transfer agent and administrative fees	493
Portfolio accounting fees	296
Miscellaneous	724
Total liabilities	44,100
Commitments and contingent liabilities (Note 12)	—
Net assets	$1,107,080

Net assets consist of:
Paid in capital	$1,185,428
Accumulated net investment loss	(6,582)
Accumulated net realized loss on investments	(68,323)
Net unrealized depreciation on investments	(3,443)
Net assets	$1,107,080

A-Class:
Net assets	$127,940
Capital shares outstanding	1,710
Net asset value per share	$74.82
Maximum offering price per share (Net asset value divided by 95.25%)	$78.57

C-Class:
Net assets	$249,413
Capital shares outstanding	3,476
Net asset value per share	$71.75

H-Class:
Net assets	$729,727
Capital shares outstanding	9,808
Net asset value per share	$74.40

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2017

Investment Income:
Interest	$4,865
Total investment income	4,865

Expenses:
Management fees	5,139
Distribution and service fees:
A-Class	187
C-Class	716
H-Class	1,348
Transfer agent and administrative fees	1,714
Portfolio accounting fees	1,029
Custodian fees	87
Trustees’ fees*	30
Miscellaneous	1,197
Total expenses	11,447
Net investment loss	(6,582)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	39,446
Futures contracts	462
Net realized gain	39,908
Net change in unrealized appreciation (depreciation) on:
Swap agreements	33
Futures contracts	(5,563)
Net change in unrealized appreciation (depreciation)	(5,530)
Net realized and unrealized gain	34,378
Net increase in net assets resulting from operations	$27,796

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

EMERGING MARKETS BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(6,582)	$(79,467)
Net realized gain on investments	39,908	53,964
Net change in unrealized appreciation (depreciation) on investments	(5,530)	(9,101)
Net increase (decrease) in net assets resulting from operations	27,796	(34,604)

Distributions to shareholders from:
Net investment income
A-Class	—	(62,397)
C-Class	—	(5,813)
H-Class	—	(31,424)
Net realized gains
A-Class	—	(8,051)
C-Class	—	(642)
H-Class	—	(24,807)
Total distributions to shareholders	—	(133,134)

Capital share transactions:
Proceeds from sale of shares
A-Class	110,242	46,123,639
C-Class	182,673	129,666
H-Class	3,522,512	20,306,109
Distributions reinvested
A-Class	—	66,839
C-Class	—	5,889
H-Class	—	54,879
Cost of shares redeemed
A-Class	(100,883)	(46,053,913)
C-Class	(28,762)	(170,836)
H-Class	(3,281,266)	(20,219,716)
Net increase from capital share transactions	404,516	242,556
Net increase in net assets	432,312	74,818

Net assets:
Beginning of period	674,768	599,950
End of period	$1,107,080	$674,768
Accumulated net investment loss at end of period	$(6,582)	$—

Capital share activity:
Shares sold
A-Class	1,511	601,198 *
C-Class	2,580	1,803 *
H-Class	47,712	273,867 *
Shares issued from reinvestment of distributions
A-Class	—	963 *
C-Class	—	88 *
H-Class	—	778 *
Shares redeemed
A-Class	(1,367)	(604,151)*
C-Class	(407)	(2,423)*
H-Class	(44,503)	(270,980)*
Net increase in shares	5,526	1,143 *

*	Capital share activity for the periods presented through March 31, 2017, has been restated to reflect a 1:4 reverse share split effective November 7, 2016 – See Note 11.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Period Ended March 31, 2014[b]
Per Share Data
Net asset value, beginning of period	$71.93	$72.75	$81.52	$100.68	$100.00
Income (loss) from investment operations:
Net investment income (loss)[c]	(.32)	(.91)	1.12	(1.44)	(.84)
Net gain (loss) on investments (realized and unrealized)	3.21	3.87	2.23	(3.76)	1.52
Total from investment operations	2.89	2.96	3.35	(5.20)	.68
Less distributions from:
Net investment income	—	(3.70)	(12.12)	(13.96)	—
Net realized gains	—	(.08)	—	—	—
Total distributions	—	(3.78)	(12.12)	(13.96)	—
Net asset value, end of period	$74.82	$71.93	$72.75	$81.52	$100.68

Total Return[e]	4.05%	4.62%	5.13%	(5.31%)	0.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$128	$113	$259	$39	$499
Ratios to average net assets:
Net investment income (loss)	(0.87%)	(1.19%)	1.59%	(1.50%)	(1.78%)
Total expenses	1.60%	1.58%	1.58%	1.71%	1.83%
Portfolio turnover rate	—	733%	21,555%	655%	—

C-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Period Ended March 31, 2014[b]
Per Share Data
Net asset value, beginning of period	$69.22	$70.54	$80.35	$100.37	$100.00
Income (loss) from investment operations:
Net investment income (loss)[c]	(.58)	(1.10)	(1.00)	(1.80)	(1.12)
Net gain (loss) on investments (realized and unrealized)	3.11	3.56	3.31	(4.26)	1.49
Total from investment operations	2.53	2.46	2.31	(6.06)	.37
Less distributions from:
Net investment income	—	(3.70)	(12.12)	(13.96)	—
Net realized gains	—	(.08)	—	—	—
Total distributions	—	(3.78)	(12.12)	(13.96)	—
Net asset value, end of period	$71.75	$69.22	$70.54	$80.35	$100.37

Total Return[e]	3.66%	4.09%	3.73%	(6.19%)	0.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$249	$90	$129	$34	$10
Ratios to average net assets:
Net investment income (loss)	(1.63%)	(1.54%)	(1.33%)	(1.85%)	(2.34%)
Total expenses	2.35%	2.33%	2.32%	2.24%	2.39%
Portfolio turnover rate	—	733%	21,555%	655%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2017[a]	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Period Ended March 31, 2014[b,d]
Per Share Data
Net asset value, beginning of period	$71.51	$72.19	$81.18	$100.73	$100.00
Income (loss) from investment operations:
Net investment income (loss)[c]	(.33)	(.28)	(.44)	(1.56)	(.76)
Net gain (loss) on investments (realized and unrealized)	3.22	3.38	3.57	(4.03)	1.49
Total from investment operations	2.89	3.10	3.13	(5.59)	.73
Less distributions from:
Net investment income	—	(3.70)	(12.12)	(13.96)	—
Net realized gains	—	(.08)	—	—	—
Total distributions	—	(3.78)	(12.12)	(13.96)	—
Net asset value, end of period	$74.40	$71.51	$72.19	$81.18	$100.73

Total Return[e]	4.04%	4.85%	4.82%	(5.74%)	0.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$730	$472	$212	$153	$5,580
Ratios to average net assets:
Net investment income (loss)	(0.89%)	(0.38%)	(0.55%)	(1.64%)	(1.62%)
Total expenses	1.59%	1.54%	1.56%	1.74%	1.64%
Portfolio turnover rate	—	733%	21,555%	655%	—

[a]	Unaudited figures for the period ended September 30, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: October 8, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016 — See Note 11.
[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2017, the Trust consisted of fifty-three funds.

This report covers the Long Short Equity Fund, Event Driven and Distressed Strategies Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund (the “Funds”), each a non-diversified investment company. Only A-Class, C-Class, H-Class, P-Class, Institutional Class shares had been issued by the Funds.

The International Equity Funds and Fixed Income Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the September 30, 2017, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the

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monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements and credit default swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The swaps’ values are then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is refl ected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

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Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.06% at September 30, 2017.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that

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contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

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The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Event Driven and Distressed Strategies Fund	Duration, Index exposure, Liquidity	$6,070,416	$—
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	108,890	—
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	780,570	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally-cleared swap transaction, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$26,644,352	$36,259,725
Event Driven and Distressed Strategies Fund	Index exposure, Liquidity	2,846,564	—
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	21,822,113	—
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,010,593
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	599,687	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the Funds enter into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Event Driven and Distressed Strategies Fund	Duration, Index exposure, Liquidity	$—	$5,967,875
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	—	883,903

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2017:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2017:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at September 30, 2017
Long Short Equity Fund	$—	$1,055,596	$—	$—	$1,055,596
Event Driven and Distressed Strategies Fund	50,322	1,406	—	32,095	83,823
Emerging Markets 2x Strategy Fund	2,313	217,506	—	—	219,819
Emerging Markets Bond Strategy Fund	—	333	—	805	1,138

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at September 30, 2017
Long Short Equity Fund	$—	$1,690,350	$—	$—	$1,690,350
Event Driven and Distressed Strategies Fund	—	—	43,291	—	43,291
Inverse Emerging Markets 2x Strategy Fund	—	10,817	—	—	10,817
Emerging Markets Bond Strategy Fund	—	707	3,874	—	4,581

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended September 30, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended September 30, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Long Short Equity Fund	$3,211	$1,055,303	$—	$—	$1,058,514
Event Driven and Distressed Strategies Fund	15,524	190,071	28,122	55,756	289,473
Emerging Markets 2x Strategy Fund	219,256	1,878,349	—	—	2,097,605
Inverse Emerging Markets 2x Strategy Fund	(10,206)	37,726	—	—	27,520
Emerging Markets Bond Strategy Fund	—	20,318	462	19,128	39,908

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Long Short Equity Fund	$(2,656)	$(634,754)	$—	$—	$(637,410)
Event Driven and Distressed Strategies Fund	44,047	1,406	(45,133)	17,856	18,176
Emerging Markets 2x Strategy Fund	11,696	226,450	—	—	238,146
Inverse Emerging Markets 2x Strategy Fund	(648)	(17,559)	—	—	(18,207)
Emerging Markets Bond Strategy Fund	—	(408)	(5,563)	441	(5,530)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Certain Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally

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have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by GI, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

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The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Swap equity contracts	$1,055,596	$—	$1,055,596	$1,055,596	$—	$—
Event Driven and Distressed Strategies Fund	Swap equity contracts	1,406	—	1,406	—	—	1,406
Emerging Markets 2x Strategy Fund	Swap equity contracts	217,506	—	217,506	—	—	217,506
Emerging Markets Bond Strategy Fund	Swap equity contracts	333	—	333	333	—	—

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Long Short Equity Fund	Swap equity contracts	$1,690,350	$—	$1,690,350	$1,055,596	$—	$634,754
Inverse Emerging Markets 2x Strategy Fund	Swap equity contracts	10,817	—	10,817	—	—	10,817
Emerging Markets Bond Strategy Fund	Swap equity contracts	707	—	707	333	374	—

[1]	Centrally cleared swaps are excluded from these reported amounts.

The following table presents deposits held by others in connection with derivative investments as of September 30, 2017. The derivatives tables following the Schedule of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Counterparty	Cash Pledged	Cash Received
Emerging Markets 2x Strategy Fund
Goldman Sachs Group	12,600	—
Emerging Markets 2x Strategy Fund Total	12,600	—
Emerging Markets Bond Strategy Fund
Barclays Bank plc	113,808	—
Goldman Sachs Group	163,033	—
Emerging Markets Bond Strategy Fund Total	276,841	—
Event Driven and Distressed Strategies Fund
Barclays Bank plc	—	175,067
Goldman Sachs Group	73,904	—
Event Driven and Distressed Strategies Fund Total	73,904	175,067

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Event Driven and Distressed Strategies Fund	0.90%
Emerging Markets 2x Strategy Fund	0.90%
Emerging Markets Bond Strategy Fund	0.75%
Inverse Emerging Markets 2x Strategy Fund	0.90%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

GI has contractually agreed to reduce fees and/or reimburse expenses for the Event Driven and Distressed Strategies Fund to the extent necessary to keep net operating expenses relative to the average daily net assets of A-Class, C-Class, H-Class, and Institutional Class shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends on securities sold short, and extraordinary

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

expenses) from exceeding 1.90%, 2.65%, 1.90%, and 1.65%, respectively. The total annual fund operating expenses after fee waiver and/or expense reimbursement includes excluded expenses and, thus, from time to time may be higher than 1.90%, 2.65%, 1.90% and 1.65%, respectively. This agreement may be terminated only with the approval of the Fund’s Board.

If a Fund invests in an affiliated fund, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period September 30, 2017, there were no waivers related to investments in affiliated funds.

For the period ended September 30, 2017, GFD retained sales charges of $90,853 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned services, MUIS is entitled to receive a monthly fee equal to an annual percentage of the Funds’ average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2017, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			U.S Treasury Note
1.00%			1.13%
Due 10/02/17	$126,905,733	$126,916,309	02/28/21	$131,780,200	$129,443,901

Bank of America Merrill Lynch			U.S. Treasury Note
1.05%			1.63%
Due 10/02/17	63,452,867	63,458,419	05/31/23	65,690,800	64,722,010

RBC Capital Markets LLC			U.S. TIP Notes
0.98%			1.13%
Due 10/02/17	35,069,861	35,072,725	01/15/21	30,577,200	35,771,371

HSBC Securities, Inc.			U.S. Treasury Strips
0.91%			0.00%
Due 10/02/17	23,879,390	23,881,201	08/15/39	44,888,000	24,357,007

UMB Financial Corp.			Federal Home Loan Bank
0.91%			1.25%
Due 10/02/17	2,504,407	2,504,597	06/08/18	2,000,000	2,007,147
			U.S. Treasury Note
			1.63%
			05/15/26	573,300	547,365
				2,573,300	2,554,512

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2017, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Long Short Equity Fund	$348,175	$(348,175)	$—	$352,633	$—	$352,633
Event Driven and Distressed Strategies Fund	79,901	(79,901)	—	81,922	—	81,922
Emerging Markets 2x Strategy Fund	129,746	(129,746)	—	137,270	—	137,270

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At September 30, 2017, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Emerging Markets 2x Strategy Fund	$18,380,743	$1,517,034	$(146,719)	$1,370,315
Emerging Markets Bond Strategy Fund	862,227	1,138	(4,581)	(3,443)
Event Driven and Distressed Strategies Fund	11,414,145	244,442	(68,334)	176,108
Inverse Emerging Markets 2x Strategy Fund	656,901	—	(10,817)	(10,817)
Long Short Equity Fund	33,202,233	3,313,825	(2,526,951)	786,874

Note 9 – Securities Transactions

For the period ended September 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$46,068,467	$35,571,132
Event Driven and Distressed Strategies Fund	1,163,617	1,458,665
Emerging Markets 2x Strategy Fund	62,550,249	52,901,307
Inverse Emerging Markets 2x Strategy Fund	—	—
Emerging Markets Bond Strategy Fund	—	—

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2017, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Loss
Emerging Markets 2x Strategy Fund	$1,115,819	$—	$—

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2018. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.92% for the period ended September 30, 2017. The Funds did not have any borrowings outstanding under this agreement at September 30, 2017.

The average daily balances borrowed for the period ended September 30, 2017, were as follows:

Fund	Average Daily Balance
Long Short Equity Fund	$4,579

Note 11 – Share Splits

Share splits occurred for the following Funds at the close of business:

Fund	Effective Date	Split Type
Inverse Emerging Markets 2x Strategy Fund	October 31, 2016	One-for-Six Reverse Split
Emerging Markets Bond Strategy Fund	November 07, 2016	One-for-Four Reverse Split

The effect of the reverse share splits were to divide the number of outstanding shares of the Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund by their split ratios, resulting in a corresponding increase in the NAV. The share transactions presented in the Statements of Changes in net assets and the per share data in the Financial Highlights for each of the periods presented prior to the effective date, have been restated to reflect these respective share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

Note 12 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.) (“Reichman”).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment. On May 30, 2017, the shareholder defendants filed a motion to remand the proceedings in the Creditor Trust and Reichman Actions to the Bankruptcy Court, for consideration of the collateral estoppel ground for dismissal raised by the Bankruptcy Court’s ruling in the Blavatnik Action. On August 18, 2017, the plaintiff in the Creditor Trust action filed a notice of dismissal of claims brought against defendants who had not answered the Third Amended Complaint. The same day, the plaintiff in the Reichman action filed a notice of dismissal of all claims against named defendants who had not filed an answer and withdrew his request for class certification of a defendant class. On September 5, 2017, the Court entered an order dismissing the Creditor Trust and Reichman actions with prejudice. The Court’s order dismissed the actions as to all defendants as well as to unnamed members of the putative defendant class in the Reichman action.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set. On April 21, 2017, the Bankruptcy Court issued an Opinion and Order After Trial in a related Lyondell litigation (the “Blavatnik Action”) rejecting claims for intentional fraudulent transfer and constructive fraudulent transfer in connection with the 2007 LBO. Based on this related ruling in the Blavatnik Action, the shareholder defendants filed a motion to dismiss the Litigation Trust Action on the grounds of collateral estoppel on May 30, 2017. Although the Bankruptcy Court had not yet ruled on the motion to dismiss, on August 15, 2017, the plaintiff in the Litigation Trust action filed a notice of dismissal of all claims against the defendants who joined the motion to dismiss. On August 18, 2017, the Litigation Trust plaintiff also withdrew his request for class certification of a defendant class in the Litigation Trust action. On September 5, 2017, the Court entered an order dismissing the Litigation Trust action with prejudice. The Court’s order dismissed the action as to all defendants as well as to unnamed members of the putative defendant class.

As a result of the dismissals above, there are no longer claims pending against the Rydex Series Funds related to the Lyondell merger.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Continuation of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 25, 2017, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to the Guggenheim Long Short Equity Fund, Guggenheim Event Driven and Distressed Strategies Fund, Rydex Emerging Markets 2x Strategy Fund, Rydex Inverse Emerging Markets 2x Strategy Fund, and Rydex Emerging Markets Bond Strategy Fund, each a series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Board unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 26, 2017 (together, with the May 25 meeting, the “Meetings”). The Board considered the materials provided by the Advisor and the review conducted at the April 26 meeting to be an integral part of the Trustees’ deliberations and their process in considering the renewal of the Investment Advisory Agreement.

Prior to reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale and the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (d) each Fund’s overall fees and operating expenses compared with those of similar funds; (e) the level of

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OTHER INFORMATION (Unaudited)(continued)

the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors that was controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to such Fund; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Funds and their peer funds (e.g., specific differences in principal investment strategies and, if applicable, index rebalance frequency and tradability) that should be reviewed in context. With respect to tradability, in particular, the Board considered that non-tradable funds incur lower expense ratios than tradable funds because non-tradable funds experience less shareholder activity and lower transaction volumes than tradable funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. With respect to the Funds that track an underlying index (“Index Funds”), the Board also discussed the correlation between an Index Fund’s assets under management and tracking error, noting that an Index Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Index Fund’s size. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. In light of the relatively small size of many of the Funds and the fact that the size of individual Funds in the complex often increase and decrease significantly due to the unlimited

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OTHER INFORMATION (Unaudited)(concluded)

trading that is permitted among most of the Funds in the complex, the Board concluded that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under the distribution agreement, Distribution Plans, and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the continuation of the Investment Advisory Agreement was in the best interests of the Funds and their shareholders.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: Vice Chairman, Guggenheim Investments (2010-present). Former: President and CEO, certain other funds in the Fund Complex (2012-November 2017); Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	226
Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, Chairwoman and Member of the Compliance and Risk Oversight Committee, and Member of the Nominating and Governance Committee from 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	133	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Nominating and Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (3) (2009-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - continued
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present; Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
Werner E. Keller (1940)	Chairman and Trustee of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Member of the Audit Committee from 2005 to present; Member of the Investment and Performance Committee from 2014 to present; Member of the Compliance and Risk Oversight Committee from 2015 to present; Member of the Nominating and Governance Committee from 2015 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; and Chairman and Member of the Nominating and Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Member of the Nominating and Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee, and Chairwoman and Member of the Investment and Performance Committee from 2016 to present.	Current: Retired Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	133	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President (November 2017-present)
Current: President and Chief Executive Officer, certain other funds in the Fund
Complex (November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (November 2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (November 2017-present)
Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (February-June 2017); Senior Analyst of US Fund Administration, HGINA (2014-January 2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

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GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

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Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Amy J. Lee
Amy J. Lee, President

Date	December 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Amy J. Lee
Amy J. Lee, President

Date	December 8, 2017

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	December 8, 2017

*	Print the name and title of each signing officer under his or her signature.